UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

JPMorgan Access Funds

December 31, 2020 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices – including former Fed Chairwoman Janet Yellen – removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.99%
Bloomberg Barclays Global Aggregate Index — Hedged USD	1.62%
MSCI World Index (net of foreign withholding taxes)	23.00%
Access Balanced Composite Benchmark	13.53%

Net Assets as of 12/31/2020	$499,231

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Barclays Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, and underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, for the six months ended December 31, 2020.

The Fund’s underweight allocation to core fixed income, which underperformed equity markets during the reporting period, drove its outperformance relative to the Bloomberg Barclays Global Aggregate Index — Hedged USD, an all-fixed-income index. The Fund’s underweight allocation to equity markets drove its underperformance relative to the MSCI World Index, an all-equity index.

For the reporting period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (55%), Bloomberg Barclays Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s underweight allocation to developed markets equity and its manager selections in core fixed income and extended credit were leading detractors from performance relative to the composite benchmark. The Fund’s underweight allocation to core fixed income and its overweight allocation to emerging markets equity were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, including J.P. Morgan-sponsored exchange traded funds (ETFs), as well as third- party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and ETFs.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

While the Fund’s portfolio managers employed an underweight position in developed markets equity over the majority of the second half of 2020, given heightened financial market uncertainty related to the pandemic, they added to its equity position amid improving economic data and development of the first vaccines against Covid-19. The Fund ended the year with a neutral position in equity relative to the composite benchmark.

The portfolio management team believes the global economy will continue to recover in 2021, but at a rate that’s slower than its recovery pace since March 2020. The team expects that it will likely take until 2022 for economic activity and absolute levels of output to reach pre-pandemic levels. The team believes that accommodative monetary and fiscal policy have helped stabilize global economies and markets, and that while near-term risks exist, we are at or near the start of a new economic cycle.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	iShares Core S&P 500 ETF	24.4%
2.	Vanguard Total International Bond ETF	15.7
3.	SPDR S&P 500 ETF Trust	15.4
4.	JPMorgan Core Bond Fund Class R6 Shares	5.9
5.	JPMorgan High Yield Fund Class R6 Shares	5.8
6.	JPMorgan BetaBuilders Europe ETF	4.4
7.	iShares 20+ Year Treasury Bond ETF	2.9
8.	iShares MSCI EAFE ETF	2.1
9.	iShares Core MSCI Emerging Markets ETF	2.1
10.	JPMorgan BetaBuilders Japan ETF	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	40.8%
Fixed Income	37.6
International Equity	15.9
Alternative Assets	4.0
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		7.77%	5.32%	6.78%	4.76%
Without Sales Charge		12.88	10.30	7.77	5.25
CLASS C SHARES	January 4, 2010
With CDSC***		11.60	8.74	7.24	4.84
Without CDSC		12.60	9.74	7.24	4.84
CLASS I SHARES	September 30, 2009	12.99	10.48	8.05	5.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD, the Access Balanced Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to June 30, 2011, the

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	17.02%
MSCI World Index (net of foreign withholding taxes)	23.00%
Bloomberg Barclays Global Aggregate Index — Hedged USD	1.62%
Access Growth Composite Benchmark	17.87%

Net Assets as of 12/31/2020	$482,160

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, and outperformed the Bloomberg Barclays Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, for the six months ended December 31, 2020.

The Fund’s underweight allocation to equity drove its underperformance relative to the MSCI World Index, which is an all-equity index. The Fund’s underweight allocation to core fixed income and its overweight allocation to emerging markets equity drove its outperformance relative to the Bloomberg Barclays Global Aggregate Index — Hedged USD, which is an all-fixed income index.

For the reporting period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (75%), Bloomberg Barclays Global Aggregate Index — Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s underweight allocation to developed markets equity was the leading detractor from performance relative to the composite benchmark. The Fund’s underweight position in core fixed income and its overweight allocation to emerging markets equity were leading contributors to performance relative to the composite benchmark. The Fund’s manager selection within alternative strategies also detracted from performance relative to the composite benchmark but the impact was not significant.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, including J.P. Morgan-sponsored exchange traded funds (ETFs), as well as third party investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, and ETFs.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

While the Fund’s portfolio managers employed an underweight position in developed markets equity over the majority of the second half of 2020, given heightened financial market uncertainty about the pandemic, they added to the Fund’s equity positions amid improving economic data and the development of the first vaccines against Covid-19. The Fund ended the year with a neutral position in equity relative to the composite benchmark.

The portfolio management team believes the global economy growth will continue to recover into 2021, but at a rate that’s slower than its recovery pace since March 2020. The team expects that it will likely take until 2022 for economic activity and absolute levels of output to reach pre-pandemic levels. The team believes that accommodative monetary and fiscal policy have helped stabilize global economies and markets and that, while near-term risks exist, we are at or near the start of a new economic cycle.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	iShares Core S&P 500 ETF	30.9%
2.	SPDR S&P 500 ETF Trust	21.9
3.	JPMorgan BetaBuilders Europe ETF	7.1
4.	JPMorgan High Yield Fund Class R6 Shares	5.7
5.	iShares MSCI EAFE ETF	3.6
6.	Vanguard Total International Bond ETF	3.4
7.	JPMorgan Core Bond Fund Class R6 Shares	3.0
8.	JPMorgan BetaBuilders Canada ETF	2.8
9.	JPMorgan BetaBuilders Japan ETF	2.7
10.	iShares Core MSCI Emerging Markets ETF	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	53.7%
International Equity	22.7
Fixed Income	18.0
Alternative Assets	3.9
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		11.57%	6.39%	7.97%	5.64%
Without Sales Charge		16.84	11.37	8.97	6.13
CLASS C SHARES	January 4, 2010
With CDSC***		15.55	9.84	8.45	5.71
Without CDSC		16.55	10.84	8.45	5.71
CLASS I SHARES	September 30, 2009	17.02	11.70	9.27	6.41

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD, the Access Growth Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

taxes) (75%), Bloomberg Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 73.7%

Fixed Income — 20.6%

iShares 20+ Year Treasury Bond ETF	93	14,606

iShares MBS ETF	89	9,779

Vanguard Total International Bond ETF	1,339	78,384

Total Fixed Income		102,769

International Equity — 13.1%

iShares Core MSCI Emerging Markets ETF	168	10,392

iShares MSCI EAFE ETF	147	10,728

JPMorgan BetaBuilders Canada ETF (a)	376	10,077

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	98	2,652

JPMorgan BetaBuilders Europe ETF (a)	836	21,828

JPMorgan BetaBuilders Japan ETF (a)	361	10,103

Total International Equity		65,780

U.S. Equity — 40.0%

iShares Core S&P 500 ETF	325	122,152

SPDR S&P 500 ETF Trust	207	77,244

Total U.S. Equity		199,396

Total Exchange-traded Funds (Cost $280,847)		367,945

Investment Companies — 22.1%

Alternative Assets — 4.0%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	678	6,875

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	47	8,268

Neuberger Berman Long Short Fund Class Institutional Shares *	277	4,591

Total Alternative Assets		19,734

Fixed Income — 17.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,403	29,532

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	561	4,888

JPMorgan Corporate Bond Fund Class R6 Shares (a)	917	10,013

JPMorgan High Yield Fund Class R6 Shares(a)	4,054	28,866

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	226	2,527

Lord Abbett Short Duration Income Fund Class F3 Shares	2,313	9,760

Total Fixed Income		85,586

U.S. Equity — 0.9%

BlackRock Event Driven Equity Fund Class Institutional Shares *	468	4,673

Total Investment Companies (Cost $99,677)		109,993

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 2.8%

Aerospace & Defense — 0.1%

Airbus SE (France) *	1		97

Meggitt plc (United Kingdom)	8		50

Safran SA (France) *	1		196

			343

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	—	(d)	69

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	—	(d)	32

Denso Corp. (Japan)	1		30

Magna International, Inc. (Canada)	1		69

Stanley Electric Co. Ltd. (Japan)	1		32

Sumitomo Rubber Industries Ltd. (Japan)	1		10

			173

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	1		17

Suzuki Motor Corp. (Japan)	1		65

Toyota Motor Corp. (Japan)	1		92

			174

Banks — 0.2%

Australia & New Zealand Banking Group Ltd. (Australia)	2		34

Banco Bilbao Vizcaya Argentaria SA (Spain)	12		61

BNP Paribas SA (France) *	1		57

Close Brothers Group plc (United Kingdom)	1		12

DBS Group Holdings Ltd. (Singapore)	5		91

DNB ASA (Norway)	7		133

Erste Group Bank AG (Austria)	1		24

HDFC Bank Ltd., ADR (India) *	1		43

ING Groep NV (Netherlands)	5		47

Intesa Sanpaolo SpA (Italy) *	10		24

Lloyds Banking Group plc (United Kingdom)	71		35

Mitsubishi UFJ Financial Group, Inc. (Japan)	6		27

National Bank of Canada (Canada)	1		57

Standard Chartered plc (United Kingdom)	2		14

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		22

Svenska Handelsbanken AB, Class A (Sweden) *	4		41

United Overseas Bank Ltd. (Singapore)	2		38

			760

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	1		70

Carlsberg A/S, Class B (Denmark)	1		130

Diageo plc (United Kingdom)	3		115

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — continued

Kirin Holdings Co. Ltd. (Japan)	1		26

Pernod Ricard SA (France)	—	(d)	47

			388

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark) *	—	(d)	14

BeiGene Ltd., ADR (China) *	—	(d)	68

CSL Ltd. (Australia)	—	(d)	18

Galapagos NV (Belgium) *	—	(d)	39

Genmab A/S (Denmark) *	—	(d)	117

Grifols SA (Spain)	1		28

Grifols SA (Preference), Class B (Spain)	1		28

			312

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1		24

Daikin Industries Ltd. (Japan)	—	(d)	22

			46

Capital Markets — 0.1%

Deutsche Boerse AG (Germany)	—	(d)	33

Euronext NV (Netherlands) (e)	—	(d)	41

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2		82

London Stock Exchange Group plc (United Kingdom)	2		190

Macquarie Group Ltd. (Australia)	—	(d)	46

Partners Group Holding AG (Switzerland)	—	(d)	24

XP, Inc., Class A (Brazil) *	—	(d)	6

			422

Chemicals — 0.1%

Air Liquide SA (France)	1		91

Asahi Kasei Corp. (Japan)	8		87

BASF SE (Germany)	1		44

Covestro AG (Germany) (e)	1		33

Givaudan SA (Registered) (Switzerland)	—	(d)	85

Johnson Matthey plc (United Kingdom)	1		41

Kansai Paint Co. Ltd. (Japan)	2		54

Shin-Etsu Chemical Co. Ltd. (Japan)	1		88

Tosoh Corp. (Japan)	—	(d)	6

Umicore SA (Belgium)	1		34

			563

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	6		68

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	2		28

INVESTMENTS	SHARES (000)		VALUE ($000)

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	3		17

Element Fleet Management Corp. (Canada)	5		49

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	3		16

			82

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (e)	200		29

Koninklijke KPN NV (Netherlands)	10		30

KT Corp. (South Korea)	1		17

Nippon Telegraph & Telephone Corp. (Japan)	7		167

Telecom Italia SpA (Italy)	35		19

			262

Electric Utilities — 0.1%

Enel SpA (Italy)	16		158

Iberdrola SA (Spain)	7		101

Orsted A/S (Denmark) (e)	—	(d)	28

			287

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	6		179

Legrand SA (France)	—	(d)	32

Melrose Industries plc (United Kingdom) *	23		55

Mitsubishi Electric Corp. (Japan)	5		68

Nidec Corp. (Japan)	—	(d)	58

Prysmian SpA (Italy)	1		44

			436

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	3		180

Keyence Corp. (Japan)	—	(d)	277

Murata Manufacturing Co. Ltd. (Japan)	1		105

Omron Corp. (Japan)	—	(d)	27

			589

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	4		35

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3		32

Scentre Group (Australia)	11		23

			55

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	2		53

Welcia Holdings Co. Ltd. (Japan)	1		19

			72

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food Products — 0.1%

Associated British Foods plc (United Kingdom) *	1		25

Barry Callebaut AG (Registered) (Switzerland)	—	(d)	33

Danone SA (France)	—	(d)	20

Nestle SA (Registered) (Switzerland)	3		356

Wilmar International Ltd. (China)	12		42

			476

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	4		13

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland) *	—	(d)	18

Asahi Intecc Co. Ltd. (Japan)	—	(d)	11

Elekta AB, Class B (Sweden)	3		38

Hoya Corp. (Japan)	—	(d)	58

Koninklijke Philips NV (Netherlands) *	3		172

Sartorius AG (Preference) (Germany)	—	(d)	50

Siemens Healthineers AG (Germany) (e)	1		42

Sonova Holding AG (Registered) (Switzerland) *	—	(d)	—	(d)

Straumann Holding AG (Registered) (Switzerland)	—	(d)	63

Terumo Corp. (Japan)	1		58

			510

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1		50

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2		36

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	3		35

Persimmon plc (United Kingdom)	1		36

Sony Corp. (Japan)	1		60

			131

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1		103

Unicharm Corp. (Japan)	2		96

			199

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1		17

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	—	(d)	27

Jardine Matheson Holdings Ltd. (Hong Kong)	1		39

Siemens AG (Registered) (Germany)	1		145

			211

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — 0.2%

AIA Group Ltd. (Hong Kong)	19		230

Aon plc, Class A	—	(d)	32

Aviva plc (United Kingdom)	6		26

AXA SA (France)	4		89

Direct Line Insurance Group plc (United Kingdom)	3		14

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(d)	97

PICC Property & Casualty Co. Ltd., Class H (China)	34		26

Ping An Insurance Group Co. of China Ltd., Class H (China)	3		30

Sampo OYJ, Class A (Finland)	1		54

Storebrand ASA (Norway) *	5		39

Sun Life Financial, Inc. (Canada)	1		60

Tokio Marine Holdings, Inc. (Japan)	1		62

Zurich Insurance Group AG (Switzerland)	—	(d)	57

			816

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	3		55

NAVER Corp. (South Korea) *	—	(d)	33

Tencent Holdings Ltd. (China)	2		138

Z Holdings Corp. (Japan)	5		32

			258

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	—	(d)	24

ASOS plc (United Kingdom) *	1		60

MercadoLibre, Inc. (Argentina) *	—	(d)	92

Prosus NV, ADR (China)	1		14

THG Holdings plc (United Kingdom) *	1		9

Zalando SE (Germany) * (e)	1		62

			261

IT Services — 0.0% (c)

Amadeus IT Group SA (Spain)	—	(d)	32

NTT Data Corp. (Japan)	4		54

Obic Co. Ltd. (Japan)	—	(d)	60

			146

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	1		23

Machinery — 0.1%

KION Group AG (Germany)	1		46

Knorr-Bremse AG (Germany)	—	(d)	33

SMC Corp. (Japan)	—	(d)	143

THK Co. Ltd. (Japan)	1		29

			251

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	1		48

Nordic Entertainment Group AB, Class B (Sweden)	—	(d)	24

Stroeer SE & Co. KGaA (Germany)	—	(d)	32

WPP plc (United Kingdom)	4		44

			148

Metals & Mining — 0.1%

Antofagasta plc (Chile)	3		56

BHP Group Ltd. (Australia)	1		23

BHP Group plc (Australia)	2		49

IGO Ltd. (Australia)	11		54

Rio Tinto Ltd. (Australia)	—	(d)	21

Rio Tinto plc (Australia)	—	(d)	30

South32 Ltd. (Australia)	11		21

			254

Multiline Retail — 0.0% (c)

B&M European Value Retail SA (United Kingdom)	5		38

Next plc (United Kingdom) *	—	(d)	40

			78

Multi-Utilities — 0.0% (c)

Engie SA (France) *	7		109

National Grid plc (United Kingdom)	4		45

			154

Oil, Gas & Consumable Fuels — 0.0% (c)

Equinor ASA (Norway)	3		51

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1		24

Total SE (France)	2		107

			182

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	3		54

Personal Products — 0.1%

L’Oreal SA (France)	1		196

Pola Orbis Holdings, Inc. (Japan)	—	(d)	8

Unilever plc (United Kingdom)	3		173

			377

Pharmaceuticals — 0.2%

Astellas Pharma, Inc. (Japan)	6		96

AstraZeneca plc (United Kingdom)	2		170

Bayer AG (Registered) (Germany)	1		61

Daiichi Sankyo Co. Ltd. (Japan)	1		41

GlaxoSmithKline plc, ADR (United Kingdom)	1		35

GlaxoSmithKline plc, ADR (United Kingdom)	—	(d)	12

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1		42

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — continued

Ipsen SA (France)	—	(d)	20

Novartis AG (Registered) (Switzerland)	1		135

Novo Nordisk A/S, Class B (Denmark)	3		194

Otsuka Holdings Co. Ltd. (Japan)	1		43

Roche Holding AG (Switzerland)	—	(d)	145

Sanofi (France)	1		103

Shionogi & Co. Ltd. (Japan)	1		72

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1		18

			1,187

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1		44

Recruit Holdings Co. Ltd. (Japan)	2		71

RELX plc (United Kingdom)	3		79

TechnoPro Holdings, Inc. (Japan)	1		41

Teleperformance (France)	—	(d)	32

			267

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	3		52

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	—	(d)	42

Canadian National Railway Co. (Canada)	—	(d)	36

Central Japan Railway Co. (Japan)	—	(d)	28

TFI International, Inc. (Canada)	1		42

			148

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	1		278

Broadcom, Inc.	—	(d)	66

NXP Semiconductors NV (Netherlands)	—	(d)	71

Renesas Electronics Corp. (Japan) *	2		21

STMicroelectronics NV (Switzerland)	1		40

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		264

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	8		151

Tokyo Electron Ltd. (Japan)	—	(d)	75

			966

Software — 0.1%

Atlassian Corp. plc, Class A *	—	(d)	30

Dye & Durham Ltd. (Canada)	1		24

SAP SE (Germany)	1		179

			233

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	2		70

Kingfisher plc (United Kingdom) *	12		45

Nitori Holdings Co. Ltd. (Japan)	—	(d)	42

			157

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2		132

Samsung Electronics Co. Ltd., GDR (South Korea) (e)	—	(d)	13

			145

Textiles, Apparel & Luxury Goods — 0.1%

China Hongxing Sports Ltd. (China) * ‡	743		—	(d)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(d)	24

EssilorLuxottica SA (France)	1		162

Hermes International (France)	—	(d)	71

Kering SA (France)	—	(d)	183

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(d)	76

Moncler SpA (Italy) *	1		48

Samsonite International SA * (e)	10		17

			581

Thrifts & Mortgage Finance — 0.0% (c)

Housing Development Finance Corp. Ltd. (India)	1		33

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	3		105

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1		40

Bunzl plc (United Kingdom)	1		24

Mitsubishi Corp. (Japan)	1		30

Sumitomo Corp. (Japan)	3		36

			130

Wireless Telecommunication Services — 0.0% (c)

America Movil SAB de CV, Class L, ADR (Mexico)	2		25

SoftBank Group Corp. (Japan)	2		128

Vodafone Group plc, ADR (United Kingdom)	2		41

			194

Total Common Stocks (Cost $8,369)			14,007

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% (c)

Textiles, Apparel & Luxury Goods — 0.0% (c)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 CHF (Switzerland) * (Cost $ — )	1	—	(d)

	SHARES (000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (f) (Cost $8,543)	8,539	8,544

Total Investments — 100.3% (Cost $397,436)		500,488
Liabilities in Excess of Other Assets — (0.3)% (g)		(1,257)

NET ASSETS — 100.0%		499,231

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	93.9%

Ireland	1.7

Others (each less than 1.0%)	2.7

Short-Term Investments	1.7

**	Percentages indicated are based on total investments as of December 31, 2020.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	Swiss Franc
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	The rate shown is the current yield as of December 31, 2020.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 78.2%

Fixed Income — 6.4%

iShares 20+ Year Treasury Bond ETF	60	9,511

iShares MBS ETF	43	4,692

Vanguard Total International Bond ETF	280	16,406

Total Fixed Income		30,609

International Equity — 19.0%

iShares Core MSCI Emerging Markets ETF	157	9,734

iShares MSCI EAFE ETF	241	17,565

JPMorgan BetaBuilders Canada ETF (a)	509	13,649

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	144	3,899

JPMorgan BetaBuilders Europe ETF (a)	1,305	34,079

JPMorgan BetaBuilders Japan ETF (a)	462	12,947

Total International Equity		91,873

U.S. Equity — 52.8%

iShares Core S&P 500 ETF	397	148,992

SPDR S&P 500 ETF Trust	283	105,808

Total U.S. Equity		254,800

Total Exchange-Traded Funds (Cost $265,940)		377,282

Investment Companies — 16.5%

Alternative Assets — 4.0%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	657	6,661

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	46	7,942

Neuberger Berman Long Short Fund Class Institutional Shares *	266	4,408

Total Alternative Assets		19,011

Fixed Income — 11.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,182	14,525

JPMorgan Corporate Bond Fund Class R6 Shares (a)	435	4,746

JPMorgan High Yield Fund Class R6 Shares (a)	3,846	27,385

Lord Abbett Short Duration Income Fund Class F3 Shares	2,237	9,442

Total Fixed Income		56,098

U.S. Equity — 0.9%

BlackRock Event Driven Equity Fund Class Institutional Shares *	444	4,435

Total Investment Companies (Cost $71,959)		79,544

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 3.7%

Aerospace & Defense — 0.1%

Airbus SE (France) *	1		122

Meggitt plc (United Kingdom)	10		65

Safran SA (France) *	2		249

			436

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	1		87

Auto Components — 0.1%

Autoliv, Inc., SDR (Sweden)	—	(d)	42

Denso Corp. (Japan)	1		36

Magna International, Inc. (Canada)	1		89

Stanley Electric Co. Ltd. (Japan)	1		39

Sumitomo Rubber Industries Ltd. (Japan)	2		14

			220

Automobiles — 0.1%

Honda Motor Co. Ltd. (Japan)	1		23

Suzuki Motor Corp. (Japan)	2		83

Toyota Motor Corp. (Japan)	2		124

			230

Banks — 0.2%

Australia & New Zealand Banking Group Ltd. (Australia)	2		44

Banco Bilbao Vizcaya Argentaria SA (Spain)	10		50

BNP Paribas SA (France) *	2		108

Close Brothers Group plc (United Kingdom)	1		19

DBS Group Holdings Ltd. (Singapore)	6		114

DNB ASA (Norway)	8		147

Erste Group Bank AG (Austria)	1		31

HDFC Bank Ltd., ADR (India) *	1		54

ING Groep NV (Netherlands)	7		60

Intesa Sanpaolo SpA (Italy) *	13		31

Lloyds Banking Group plc (United Kingdom)	91		46

Mitsubishi UFJ Financial Group, Inc. (Japan)	8		35

National Bank of Canada (Canada)	1		74

Standard Chartered plc (United Kingdom)	3		20

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		28

Svenska Handelsbanken AB, Class A (Sweden) *	5		53

United Overseas Bank Ltd. (Singapore)	3		49

			963

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	1		89

Carlsberg A/S, Class B (Denmark)	1		165

Diageo plc (United Kingdom)	4		147

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — continued

Kirin Holdings Co. Ltd. (Japan)	1		31

Pernod Ricard SA (France)	—	(d)	59

			491

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark) *	—	(d)	18

BeiGene Ltd., ADR (China) *	—	(d)	86

CSL Ltd. (Australia)	—	(d)	24

Galapagos NV (Belgium) *	1		56

Genmab A/S (Denmark) *	—	(d)	148

Grifols SA (Spain)	1		35

Grifols SA (Preference), Class B (Spain)	2		35

			402

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1		30

Daikin Industries Ltd. (Japan)	—	(d)	22

			52

Capital Markets — 0.1%

Deutsche Boerse AG (Germany)	—	(d)	42

Euronext NV (Netherlands) (e)	—	(d)	52

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2		104

London Stock Exchange Group plc (United Kingdom)	2		240

Macquarie Group Ltd. (Australia)	1		59

Partners Group Holding AG (Switzerland)	—	(d)	31

XP, Inc., Class A (Brazil) *	—	(d)	9

			537

Chemicals — 0.2%

Air Liquide SA (France)	1		117

Asahi Kasei Corp. (Japan)	11		110

BASF SE (Germany)	1		56

Covestro AG (Germany) (e)	1		43

Givaudan SA (Registered) (Switzerland)	—	(d)	106

Johnson Matthey plc (United Kingdom)	2		54

Kansai Paint Co. Ltd. (Japan)	2		71

Shin-Etsu Chemical Co. Ltd. (Japan)	1		112

Tosoh Corp. (Japan)	1		9

Umicore SA (Belgium)	1		44

			722

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	7		88

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	3		36

INVESTMENTS	SHARES (000)		VALUE ($000)

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	4		22

Element Fleet Management Corp. (Canada)	6		63

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	5		23

			108

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (e)	254		37

Koninklijke KPN NV (Netherlands)	12		38

KT Corp. (South Korea)	1		22

Nippon Telegraph & Telephone Corp. (Japan)	8		213

Telecom Italia SpA (Italy)	45		23

			333

Electric Utilities — 0.1%

Enel SpA (Italy)	20		199

Iberdrola SA (Spain)	9		127

Orsted A/S (Denmark) (e)	—	(d)	36

			362

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	8		228

Legrand SA (France)	—	(d)	41

Melrose Industries plc (United Kingdom) *	29		71

Mitsubishi Electric Corp. (Japan)	6		86

Nidec Corp. (Japan)	1		78

Prysmian SpA (Italy)	2		56

			560

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	4		230

Keyence Corp. (Japan)	1		308

Murata Manufacturing Co. Ltd. (Japan)	1		124

Omron Corp. (Japan)	—	(d)	36

			698

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	5		45

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	4		41

Scentre Group (Australia)	14		30

			71

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	2		67

Welcia Holdings Co. Ltd. (Japan)	1		23

			90

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food Products — 0.1%

Associated British Foods plc (United Kingdom) *	1		31

Barry Callebaut AG (Registered) (Switzerland)	—	(d)	45

Danone SA (France)	—	(d)	25

Nestle SA (Registered) (Switzerland)	4		456

Wilmar International Ltd. (China)	15		54

			611

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	5		16

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland) *	—	(d)	25

Asahi Intecc Co. Ltd. (Japan)	—	(d)	15

Elekta AB, Class B (Sweden)	4		48

Hoya Corp. (Japan)	—	(d)	60

Koninklijke Philips NV (Netherlands) *	4		220

Sartorius AG (Preference) (Germany)	—	(d)	63

Siemens Healthineers AG (Germany) (e)	1		55

Sonova Holding AG (Registered) (Switzerland) *	—	(d)	—	(d)

Straumann Holding AG (Registered) (Switzerland)	—	(d)	81

Terumo Corp. (Japan)	2		70

			637

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1		64

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	3		47

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	4		45

Persimmon plc (United Kingdom)	1		46

Sony Corp. (Japan)	1		71

			162

Household Products — 0.1%

Reckitt Benckiser Group plc (United Kingdom)	1		130

Unicharm Corp. (Japan)	3		121

			251

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	2		22

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	—	(d)	35

Jardine Matheson Holdings Ltd. (Hong Kong)	1		50

Siemens AG (Registered) (Germany)	1		187

			272

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — 0.2%

AIA Group Ltd. (Hong Kong)	24		291

Aon plc, Class A	—	(d)	40

Aviva plc (United Kingdom)	7		33

AXA SA (France)	5		115

Direct Line Insurance Group plc (United Kingdom)	4		18

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(d)	125

PICC Property & Casualty Co. Ltd., Class H (China)	42		32

Ping An Insurance Group Co. of China Ltd., Class H (China)	4		43

Sampo OYJ, Class A (Finland)	2		70

Storebrand ASA (Norway) *	7		50

Sun Life Financial, Inc. (Canada)	2		77

Tokio Marine Holdings, Inc. (Japan)	2		77

Zurich Insurance Group AG (Switzerland)	—	(d)	74

			1,045

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	4		69

NAVER Corp. (South Korea) *	—	(d)	43

Tencent Holdings Ltd. (China)	2		176

Z Holdings Corp. (Japan)	7		40

			328

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	—	(d)	30

ASOS plc (United Kingdom) *	1		77

MercadoLibre, Inc. (Argentina) *	—	(d)	116

Prosus NV, ADR (China)	1		18

THG Holdings plc (United Kingdom) *	1		14

Zalando SE (Germany) * (e)	1		80

			335

IT Services — 0.0% (c)

Amadeus IT Group SA (Spain)	1		41

NTT Data Corp. (Japan)	5		69

Obic Co. Ltd. (Japan)	—	(d)	90

			200

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	1		29

Machinery — 0.1%

KION Group AG (Germany)	1		59

Knorr-Bremse AG (Germany)	—	(d)	42

SMC Corp. (Japan)	—	(d)	175

THK Co. Ltd. (Japan)	1		39

			315

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Media—0.0% (c)

CyberAgent, Inc. (Japan)	1		62

Nordic Entertainment Group AB, Class B (Sweden)	1		30

Stroeer SE & Co. KGaA (Germany)	—	(d)	41

WPP plc (United Kingdom)	5		57

			190

Metals & Mining — 0.1%

Antofagasta plc (Chile)	4		72

BHP Group Ltd. (Australia)	1		29

BHP Group plc (Australia)	2		64

IGO Ltd. (Australia)	13		65

Rio Tinto Ltd. (Australia)	—	(d)	27

Rio Tinto plc (Australia)	1		38

South32 Ltd. (Australia)	14		27

			322

Multiline Retail — 0.0% (c)

B&M European Value Retail SA (United Kingdom)	7		46

Next plc (United Kingdom) *	1		51

			97

Multi-Utilities — 0.0% (c)

Engie SA (France) *	9		139

National Grid plc (United Kingdom)	5		58

			197

Oil, Gas & Consumable Fuels — 0.1%

Equinor ASA (Norway)	4		65

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1		30

Total SE (France)	3		136

			231

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	4		70

Personal Products — 0.1%

L’Oreal SA (France)	1		250

Pola Orbis Holdings, Inc. (Japan)	1		14

Unilever plc (United Kingdom)	4		223

			487

Pharmaceuticals — 0.3%

Astellas Pharma, Inc. (Japan)	8		124

AstraZeneca plc (United Kingdom)	2		214

Bayer AG (Registered) (Germany)	1		78

Daiichi Sankyo Co. Ltd. (Japan)	2		51

GlaxoSmithKline plc, ADR (United Kingdom)	1		35

GlaxoSmithKline plc, ADR (United Kingdom)	1		25

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — continued

Hutchison China MediTech Ltd., ADR (Hong Kong) *	2		54

Ipsen SA (France)	—	(d)	26

Novartis AG (Registered) (Switzerland)	2		174

Novo Nordisk A/S, Class B (Denmark)	4		245

Otsuka Holdings Co. Ltd. (Japan)	1		52

Roche Holding AG (Switzerland)	1		187

Sanofi (France)	1		132

Shionogi & Co. Ltd. (Japan)	2		92

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1		23

			1,512

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1		56

Recruit Holdings Co. Ltd. (Japan)	2		84

RELX plc (United Kingdom)	4		99

TechnoPro Holdings, Inc. (Japan)	1		50

Teleperformance (France)	—	(d)	41

			330

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	3		67

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	—	(d)	53

Canadian National Railway Co. (Canada)	—	(d)	45

Central Japan Railway Co. (Japan)	—	(d)	42

TFI International, Inc. (Canada)	1		54

			194

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	1		354

Broadcom, Inc.	—	(d)	85

NXP Semiconductors NV (Netherlands)	1		92

Renesas Electronics Corp. (Japan) *	3		27

STMicroelectronics NV (Switzerland)	2		68

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3		334

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	10		189

Tokyo Electron Ltd. (Japan)	—	(d)	149

			1,298

Software—0.1%

Atlassian Corp. plc, Class A *	—	(d)	38

Dye & Durham Ltd. (Canada)	1		28

SAP SE (Germany)	2		227

			293

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Specialty Retail—0.0% (c)

Industria de Diseno Textil SA (Spain)	3		89

Kingfisher plc (United Kingdom) *	16		58

Nitori Holdings Co. Ltd. (Japan)	—	(d)	42

			189

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2		170

Samsung Electronics Co. Ltd., GDR (South Korea) (e)	—	(d)	15

			185

Textiles, Apparel & Luxury Goods — 0.2%

China Hongxing Sports Ltd. (China) * ‡	755		—	(d)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(d)	29

EssilorLuxottica SA (France)	1		205

Hermes International (France)	—	(d)	90

Kering SA (France)	—	(d)	233

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(d)	96

Moncler SpA (Italy) *	1		62

Samsonite International SA * (e)	12		22

			737

Thrifts & Mortgage Finance — 0.0% (c)

Housing Development Finance Corp. Ltd. (India)	1		42

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	4		133

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1		52

Bunzl plc (United Kingdom)	1		31

Mitsubishi Corp. (Japan)	1		35

Sumitomo Corp. (Japan)	4		46

			164

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV, Class L, ADR (Mexico)	2		31

SoftBank Group Corp. (Japan)	2		177

Vodafone Group plc, ADR (United Kingdom)	3		52

			260

Total Common Stocks (Cost $10,742)			17,863

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)

Warrants — 0.0% (c)

Textiles, Apparel & Luxury Goods — 0.0% (c)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 CHF (Switzerland) * (Cost $—)	1	—	(d)

	SHARES (000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (f) (Cost $8,166)	8,164	8,168

Total Investments — 100.1% (Cost $356,807)		482,857
Liabilities in Excess of Other Assets — (0.1)% (g)		(697)

NET ASSETS — 100.0%		482,160

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	93.0%

Ireland	1.6

Others (each less than 1.0%)	3.7

Short-Term Investments	1.7

**	Percentages indicated are based on total investments as of December 31, 2020.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than 0.1% of net assets.

(d)	Amount rounds to less than one thousand.
(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	The rate shown is the current yield as of June 30, 2020.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$371,458		$363,459
Investments in affiliates, at value	129,030		119,398
Cash	90		91
Foreign currency, at value	288		351
Receivables:
Due from custodian	—		997
Investment securities sold	—	(a)	—	(a)
Fund shares sold	119		145
Interest from affiliates	1		8
Dividends from non-affiliates	339		462
Dividends from affiliates	1		1
Tax reclaims	100		127

Total Assets	501,426		485,039

LIABILITIES:
Payables:
Distributions	2		1
Investment securities purchased	8		1,001
Fund shares redeemed	2,008		1,720
Accrued liabilities:
Investment advisory fees	44		45
Administration fees	—	(a)	—	(a)
Distribution fees	1		—	(a)
Service fees	73		61
Custodian and accounting fees	4		5
Trustees’ and Chief Compliance Officer’s fees	7		7
Deferred foreign capital gains tax	2		2
Other	46		37

Total Liabilities	2,195		2,879

Net Assets	$499,231		$482,160

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$391,694	$349,373
Total distributable earnings (loss)	107,537	132,787

Total Net Assets	$499,231	$482,160

Net Assets:
Class A	$1,513	$1,283
Class C	944	176
Class I	496,774	480,701

Total	$499,231	$482,160

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	87	67
Class C	55	9
Class I	28,712	25,069

Net Asset Value (a):
Class A — Redemption price per share	$17.28	$19.15
Class C — Offering price per share (b)	17.20	18.84
Class I — Offering and redemption price per share	17.30	19.18
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.09	$20.05

Cost of investments in non-affiliates	$280,769	$248,669
Cost of investments in affiliates	116,667	108,138
Cost of foreign currency	273	331

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,910		$3,075
Dividend income from affiliates	2,034		1,666
Foreign taxes withheld (net)	(9)		(12)

Total investment income	4,935		4,729

EXPENSES:
Investment advisory fees	734		696
Administration fees	183		174
Distribution fees:
Class A	2		1
Class C	5		1
Service fees:
Class A	2		1
Class C	2		—	(a)
Class I	608		578
Custodian and accounting fees	50		52
Interest expense to affiliates	1		1
Professional fees	62		62
Trustees’ and Chief Compliance Officer’s fees	20		20
Printing and mailing costs	3		4
Registration and filing fees	31		34
Transfer agency fees (See Note 2.F.)	2		3
Other	8		8

Total expenses	1,713		1,635

Less fees waived	(626)		(561)

Net expenses	1,087		1,074

Net investment income (loss)	3,848		3,655

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,943	(b)	17,420	(b)
Investments in affiliates	1,975		881
Foreign currency transactions	6		7

Net realized gain (loss)	16,924		18,308

Distributions of capital gains received from investment company non-affiliates	364		254
Distributions of capital gains received from investment company affiliates	711		292
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	30,539	(c)	39,297	(c)
Investments in affiliates	7,183		10,813
Foreign currency translations	16		22

Change in net unrealized appreciation/depreciation	37,738		50,132

Net realized/unrealized gains (losses)	55,737		68,986

Change in net assets resulting from operations	$59,585		$72,641

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of less than one thousand.
(c)	Net of change in foreign capital gains tax of approximately $(2,000).

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,848	$8,919	$3,655	$7,491
Net realized gain (loss)	16,924	18,580	18,308	16,218
Distributions of capital gains received from investment company non-affiliates	364	315	254	296
Distributions of capital gains received from investment company affiliates	711	823	292	1,426
Change in net unrealized appreciation/depreciation	37,738	(11,408)	50,132	(15,743)

Change in net assets resulting from operations	59,585	17,229	72,641	9,688

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(86)	(31)	(72)	(22)
Class C	(52)	(75)	(10)	(33)
Class I	(29,302)	(6,748)	(27,490)	(8,721)
Class L (a)	—	(12,982)	—	(13,273)

Total distributions to shareholders	(29,440)	(19,836)	(27,572)	(22,049)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,919)	(57,091)	(7,582)	(42,492)

NET ASSETS:
Change in net assets	27,226	(59,698)	37,487	(54,853)
Beginning of period	472,005	531,703	444,673	499,526

End of period	$499,231	$472,005	$482,160	$444,673

(a)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$369	$690	$146	$545
Distributions reinvested	86	31	72	22
Cost of shares redeemed	(45)	(494)	(58)	(166)

Change in net assets resulting from Class A capital transactions	410	227	160	401

Class C
Distributions reinvested	52	75	10	33
Cost of shares redeemed	(574)	(1,142)	(176)	(554)

Change in net assets resulting from Class C capital transactions	(522)	(1,067)	(166)	(521)

Class I
Proceeds from shares issued	18,466	19,129	21,923	22,512
Distributions reinvested	29,280	6,746	27,478	8,717
Cost of shares redeemed	(50,553)	(47,109)	(56,977)	(56,899)
Conversion from Class L Shares	—	305,706	—	253,878

Change in net assets resulting from Class I capital transactions	(2,807)	284,472	(7,576)	228,208

Class L (a)
Proceeds from shares issued	—	10,411	—	17,112
Distributions reinvested	—	12,962	—	13,267
Cost of shares redeemed	—	(58,390)	—	(47,081)
Conversion to Class I Shares	—	(305,706)	—	(253,878)

Change in net assets resulting from Class L capital transactions	—	(340,723)	—	(270,580)

Total change in net assets resulting from capital transactions	$(2,919)	$(57,091)	$(7,582)	$(42,492)

SHARE TRANSACTIONS:
Class A
Issued	21	43	7	34
Reinvested	5	2	4	1
Redeemed	(3)	(32)	(3)	(9)

Change in Class A Shares	23	13	8	26

Class C
Reinvested	3	4	1	2
Redeemed	(33)	(73)	(10)	(35)

Change in Class C Shares	(30)	(69)	(9)	(33)

Class I
Issued	1,070	1,149	1,156	1,239
Reinvested	1,700	410	1,444	486
Redeemed	(2,944)	(2,933)	(3,028)	(3,301)
Conversion from Class L Shares	—	21,230	—	17,085

Change in Class I Shares	(174)	19,856	(428)	15,509

Class L (a)
Issued	—	627	—	955
Reinvested	—	783	—	734
Redeemed	—	(3,543)	—	(2,677)
Conversion to Class I Shares	—	(21,244)	—	(17,085)

Change in Class L Shares	—	(23,377)	—	(18,073)

(a)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.24	$0.12	$1.96	$2.08	$(0.15)	$(0.89)	$(1.04)
Year Ended June 30, 2020	16.30	0.24	0.31	0.55	(0.27)	(0.34)	(0.61)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)

Class C
Six Months Ended December 31, 2020 (Unaudited)	16.16	0.06	1.97	2.03	(0.10)	(0.89)	(0.99)
Year Ended June 30, 2020	16.20	0.15	0.32	0.47	(0.17)	(0.34)	(0.51)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.26	0.14	1.96	2.10	(0.17)	(0.89)	(1.06)
Year Ended June 30, 2020	16.32	0.27	0.32	0.59	(0.31)	(0.34)	(0.65)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Includes subsidiary’s operating expenses which rounded to 0.01%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)		Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.28	12.88%	$1,513	0.69	%(h)	1.40%	0.95%	12%
16.24	3.30	1,037	0.82		1.50	1.13	22
16.30	5.57	827	1.03		1.43	1.41	29
16.43	5.77	586	1.07		1.09	1.44	26
16.52	10.37	998	1.02		1.09	1.46	33
15.14	(2.62)	1,978	1.02		1.22	1.50	29

17.20	12.60	944	1.19	(h)	0.68	1.44	12
16.16	2.81	1,370	1.35		0.93	1.66	22
16.20	5.02	2,488	1.53		0.90	1.90	29
16.33	5.25	3,428	1.54		0.67	1.91	26
16.44	9.89	3,710	1.51		0.70	1.95	33
15.07	(3.09)	5,188	1.50		0.62	1.98	29

17.30	12.99	496,774	0.44	(h)	1.57	0.69	12
16.26	3.54	469,598	0.54		1.68	0.81	22
16.32	5.87	147,357	0.78		1.71	1.15	29
16.44	6.03	160,835	0.79		1.42	1.16	26
16.54	10.73	175,172	0.74		1.44	1.18	33
15.16	(2.36)	247,657	0.72		1.40	1.20	29

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$17.37	$0.13	$2.78	$2.91	$(0.16)	$(0.97)	$(1.13)
Year Ended June 30, 2020	17.74	0.25	0.16	0.41	(0.26)	(0.52)	(0.78)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)

Class C
Six Months Ended December 31, 2020 (Unaudited)	17.10	0.06	2.76	2.82	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2020	17.43	0.11	0.22	0.33	(0.14)	(0.52)	(0.66)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)

Class I
Six Months Ended December 31, 2020 (Unaudited)	17.39	0.15	2.79	2.94	(0.18)	(0.97)	(1.15)
Year Ended June 30, 2020	17.75	0.27	0.18	0.45	(0.29)	(0.52)	(0.81)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Includes subsidiary’s operating expenses which rounded to 0.01%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)		Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$19.15	16.84%	$1,283	0.71	%(h)	1.37%	0.95%	11%
17.37	2.17	1,017	0.85		1.47	1.22	21
17.74	5.30	583	1.06		1.25	1.42	24
17.92	7.55	748	1.13		1.03	1.48	27
17.83	13.64	630	1.08		0.58	1.49	34
15.84	(4.07)	3,007	1.05		0.74	1.48	30

18.84	16.55	176	1.21	(h)	0.66	1.45	11
17.10	1.71	312	1.39		0.61	1.68	21
17.43	4.73	898	1.55		0.80	1.91	24
17.65	7.09	1,044	1.57		0.41	1.92	27
17.59	13.14	1,251	1.57		0.13	1.97	34
15.65	(4.60)	4,474	1.55		0.25	1.98	30

19.18	17.02	480,701	0.46	(h)	1.57	0.70	11
17.39	2.44	443,344	0.58		1.56	0.84	21
17.75	5.53	177,270	0.80		1.56	1.16	24
17.94	7.93	198,850	0.81		1.21	1.16	27
17.84	14.01	218,861	0.79		1.13	1.20	34
15.87	(3.90)	313,660	0.78		1.06	1.21	30

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C and Class I(1)	Diversified
JPMorgan Access Growth Fund	Class A, Class C and Class I(1)	Diversified

(1)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

The investment objective of JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$343	$—	$343
Air Freight & Logistics	—	69	—	69
Auto Components	69	104	—	173
Automobiles	—	174	—	174
Banks	100	660	—	760
Beverages	—	388	—	388
Biotechnology	82	230	—	312
Building Products	—	46	—	46
Capital Markets	6	416	—	422
Chemicals	—	563	—	563
Communications Equipment	—	68	—	68
Containers & Packaging	—	28	—	28
Diversified Financial Services	49	33	—	82
Diversified Telecommunication Services	—	262	—	262
Electric Utilities	—	287	—	287
Electrical Equipment	—	436	—	436
Electronic Equipment, Instruments & Components	—	589	—	589
Energy Equipment & Services	—	35	—	35
Equity Real Estate Investment Trusts (REITs)	—	55	—	55
Food & Staples Retailing	—	72	—	72
Food Products	—	476	—	476
Gas Utilities	—	13	—	13
Health Care Equipment & Supplies	—	510	—	510
Health Care Providers & Services	—	50	—	50
Hotels, Restaurants & Leisure	—	36	—	36

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Access Balanced Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Household Durables	$—		$131	$—		$131
Household Products	—		199	—		199
Independent Power and Renewable Electricity Producers	—		17	—		17
Industrial Conglomerates	—		211	—		211
Insurance	92		724	—		816
Interactive Media & Services	—		258	—		258
Internet & Direct Marketing Retail	139		122	—		261
IT Services	—		146	—		146
Life Sciences Tools & Services	—		23	—		23
Machinery	33		218	—		251
Media	24		124	—		148
Metals & Mining	—		254	—		254
Multiline Retail	—		78	—		78
Multi-Utilities	—		154	—		154
Oil, Gas & Consumable Fuels	24		158	—		182
Paper & Forest Products	—		54	—		54
Personal Products	—		377	—		377
Pharmaceuticals	107		1,080	—		1,187
Professional Services	—		267	—		267
Real Estate Management & Development	—		52	—		52
Road & Rail	120		28	—		148
Semiconductors & Semiconductor Equipment	401		565	—		966
Software	54		179	—		233
Specialty Retail	—		157	—		157
Technology Hardware, Storage & Peripherals	—		145	—		145
Textiles, Apparel & Luxury Goods	—		581	—	(a)	581
Thrifts & Mortgage Finance	—		33	—		33
Tobacco	—		105	—		105
Trading Companies & Distributors	—		130	—		130
Wireless Telecommunication Services	66		128	—		194

Total Common Stocks	1,366		12,641	—	(a)	14,007

Exchange-Traded Funds	367,945		—	—		367,945
Investment Companies	101,725		—	—		101,725
Warrants	—	(a)	—	—		—	(a)
Short-Term Investments
Investment Companies	8,544		—	—		8,544

Total Investments in Securities	$479,579		$12,641	$—	(a)	$492,220

Access Growth Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—		$436	$—		$436
Air Freight & Logistics	—		87	—		87
Auto Components	89		131	—		220
Automobiles	—		230	—		230
Banks	128		835	—		963
Beverages	—		491	—		491
Biotechnology	104		298	—		402
Building Products	—		52	—		52
Capital Markets	9		528	—		537
Chemicals	—		722	—		722
Communications Equipment	—		88	—		88

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

Access Growth Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Containers & Packaging	$—		$36	$—		$36
Diversified Financial Services	63		45	—		108
Diversified Telecommunication Services	—		333	—		333
Electric Utilities	—		362	—		362
Electrical Equipment	—		560	—		560
Electronic Equipment, Instruments & Components	—		698	—		698
Energy Equipment & Services	—		45	—		45
Equity Real Estate Investment Trusts (REITs)	—		71	—		71
Food & Staples Retailing	—		90	—		90
Food Products	—		611	—		611
Gas Utilities	—		16	—		16
Health Care Equipment & Supplies	—		637	—		637
Health Care Providers & Services	—		64	—		64
Hotels, Restaurants & Leisure	—		47	—		47
Household Durables	—		162	—		162
Household Products	—		251	—		251
Independent Power and Renewable Electricity Producers	—		22	—		22
Industrial Conglomerates	—		272	—		272
Insurance	117		928	—		1,045
Interactive Media & Services	—		328	—		328
Internet & Direct Marketing Retail	178		157	—		335
IT Services	—		200	—		200
Life Sciences Tools & Services	—		29	—		29
Machinery	42		273	—		315
Media	30		160	—		190
Metals & Mining	—		322	—		322
Multiline Retail	—		97	—		97
Multi-Utilities	—		197	—		197
Oil, Gas & Consumable Fuels	30		201	—		231
Paper & Forest Products	—		70	—		70
Personal Products	—		487	—		487
Pharmaceuticals	137		1,375	—		1,512
Professional Services	—		330	—		330
Real Estate Management & Development	—		67	—		67
Road & Rail	152		42	—		194
Semiconductors & Semiconductor Equipment	511		787	—		1,298
Software	66		227	—		293
Specialty Retail	—		189	—		189
Technology Hardware, Storage & Peripherals	—		185	—		185
Textiles, Apparel & Luxury Goods	—		737	—	(a)	737
Thrifts & Mortgage Finance	—		42	—		42
Tobacco	—		133	—		133
Trading Companies & Distributors	—		164	—		164
Wireless Telecommunication Services	83		177	—		260

Total Common Stocks	1,739		16,124	—	(a)	17,863

Exchange-Traded Funds	377,282		—	—		377,282
Investment Companies	71,602		—	—		71,602
Warrants	—	(a)	—	—		—	(a)
Short-Term Investments
Investment Companies	8,168		—	—		8,168

Total Investments in Securities	$458,791		$16,124	—	(a)	$474,915

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

As of December 31, 2020, certain investments companies with a fair value of approximately $8,268,000 and $7,942,000 have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for Access Balanced Fund and Access Growth Fund, respectively.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the consolidated financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs’. Reinvestment amounts are included in the purchase cost amounts in the tables below.

Access Balanced Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$9,372	$—	$1,001	$73	$1,633	$10,077	376	$145	$—
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	1,445	901	—	—	306	2,652	98	27	—
JPMorgan BetaBuilders Europe ETF (a)	21,662	2,201	5,207	(529)	3,701	21,828	836	296	—
JPMorgan BetaBuilders Japan ETF (a)	7,613	800	—	—	1,690	10,103	361	113	—
JPMorgan Core Bond Fund Class R6 Shares (a)	61,609	3,100	35,100	2,217	(2,294)	29,532	2,403	539	481
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,888	—	—	—	—	4,888	561	67	80
JPMorgan Corporate Bond Fund Class R6 Shares (a)	9,906	300	400	14	193	10,013	917	123	146
JPMorgan High Yield Fund Class R6 Shares (a)	28,030	—	1,301	110	2,027	28,866	4,054	685	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (b)	5,514	49,562	46,530	1	(3)	8,544	8,539	5	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,507	—	1,999	89	(70)	2,527	226	34	4

Total	$154,546	$56,864	$91,538	$1,975	$7,183	$129,030		$2,034	$711

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

Access Growth Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$13,826	$—	$2,601	$151		$2,273	$13,649	509	$194	$—
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	1,801	1,703	—	—		395	3,899	144	35	—
JPMorgan BetaBuilders Europe ETF (a)	29,812	2,802	3,505	(290)		5,260	34,079	1,305	429	—
JPMorgan BetaBuilders Japan ETF (a)	8,626	2,398	—	—		1,923	12,947	462	140	—
JPMorgan Core Bond Fund Class R6 Shares (a)	22,061	1,900	9,400	837		(873)	14,525	1,182	190	223
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	4,699	—	—		47	4,746	435	19	69
JPMorgan High Yield Fund Class R6 Shares (a)	25,423	—	—	—		1,962	27,385	3,846	631	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (b)	5,368	55,346	52,543	—	(c)	(3)	8,168	8,164	4	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,329	—	4,341	183		(171)	—	—	24	—

Total	$111,246	$68,848	$72,390	$881		$10,813	$119,398		$1,666	$292

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Consolidated Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Consolidated Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Consolidated Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows:

	Class A		Class C		Class I	Total
Access Balanced Fund
Transfer agency fees	$—	(a)	$—	(a)	$2	$2
Access Growth Fund
Transfer agency fees	—	(a)	—	(a)	3	3

(a)	Amount rounds to less than one thousand.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Consolidated Statements of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

J. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

JPMPI, Capital International, Inc. (formerly, Capital Guardian Trust Company) (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2020, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	97.1%	96.2%
CII	1.5	1.9
T.Rowe Price	1.4	1.9

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund and the Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective annualized rate of 0.10% of the average daily net assets of the Subsidiaries.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.25%	0.25%	0.25%
Access Growth Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Consolidated Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Consolidated Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Consolidated Statements of Operations.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I(1)
Access Balanced Fund	0.68%	1.18%	0.43%
Access Growth Fund	0.70	1.20	0.45

(1)	Effective April 4, 2020, the contractual expense percentages for Class I Shares were extended and are in place until at least April 3, 2022.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs. These contractual waivers are in place until at least October 31, 2021. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Administration Fees	Service Fees	Total
Access Balanced Fund	$404	$183	$33	$620
Access Growth Fund	340	174	41	555

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows:

Access Balanced Fund	$6
Access Growth Fund	6

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Consolidated Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$55,834	$87,311
Access Growth Fund	48,949	82,803

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at December 31, 2020 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$397,436	$103,720	$668	$103,052
Access Growth Fund	356,807	126,773	723	126,050

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Access Balanced Fund	1	98.5%
Access Growth Fund	1	97.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020 and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$1,128.80	$3.76	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class C
Actual	1,000.00	1,126.00	6.43	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class I
Actual	1,000.00	1,129.90	2.36	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	1,168.40	3.99	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class C
Actual	1,000.00	1,165.50	6.71	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class I
Actual	1,000.00	1,170.20	2.52	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, CII and T. Rowe Price, for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds, as well as a risk/return assessment of certain Funds, as compared to the Funds’ and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or sub-advisers were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-advisers’ senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s and each sub-adviser’s business continuity plan and steps the Adviser and each sub-adviser were taking to provide

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and each sub-adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates and sub-advisers to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and sub-advisers, the commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s and sub-advisers’ integrity and the Adviser’s and sub-advisers’ responsiveness to questions or concerns raised by them, including the Adviser’s and sub-advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and certain sub-advisers, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception,

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, first and second quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Access Growth Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Peer Group, and in the second, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, second and fourth quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Access Growth Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2020, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Access Balanced Fund	$2,776	$101
JPMorgan Access Growth Fund	2,295	135

DECEMBER 31, 2020	JPMORGAN ACCESS FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020	SAN-ACCESS-1220

Semi-Annual Report

J.P. Morgan Funds

December 31, 2020 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	20.52%
MSCI World Index (net of foreign withholding taxes)	23.00%
Diversified Composite Benchmark**	14.11%

Net Assets as of 12/31/2020 (In Thousands)	$912,428

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December and outperformed bond markets, largely due to low yields on fixed income assets and investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI World Index (net of foreign withholding taxes) and the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index for the six months ended December 31, 2020.

Relative to the MSCI World Index, the Fund’s strategic allocation to fixed income assets, including core fixed income and high yield debt (also known as “junk bonds”) detracted from performance.

Relative to the Composite Benchmark, the Fund’s strategic asset allocation and tactical allocation decisions both contributed to performance, driven by overweight positions in equity and corporate credit. Within equity, the Fund’s allocation to emerging markets equity and U.S. small cap equity contributed to relative performance. Within fixed income, the Fund’s preference for corporate credit and high yield debt also contributed to performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

While the Fund’s overall manager selection via separately managed accounts made a positive contribution to performance relative to the Composite Benchmark, fixed income managers detracted from relative performance, while global equity managers contributed to relative performance.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2020

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.

At the end of 2020, the Fund was overweight in both equity and corporate credit. The Fund’s portfolio managers added to equity and corporate credit positions at the beginning of the period. Early in the period, the Fund had overweight equity positions across all equity regions and then ended the period with overweight allocations to more cyclical assets, including U.S. small cap and emerging markets equity. The Fund ended the period with overweight positions in both corporate credit and high yield and an underweight position in core fixed income.

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Corporate Bond Fund, Class R6 Shares	13.7%
2.	JPMorgan Core Bond Fund, Class R6 Shares	4.2
3.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1.6
4.	Microsoft Corp.	1.4
5.	Amazon.com, Inc.	1.2
6.	Apple, Inc.	1.1
7.	U.S. Treasury Notes, 2.50%, 1/31/2021	1.1
8.	Samsung Electronics Co. Ltd. (South Korea)	0.7
9.	Mastercard, Inc., Class A	0.6
10.	Tencent Holdings Ltd. (China)	0.6

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	55.9%
Investment Companies	19.6
Corporate Bonds	10.5
Convertible Bonds	5.2
Collateralized Mortgage Obligations	2.5
Asset-Backed Securities	1.9
U.S. Treasury Obligations	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge **		14.91%	11.43%	8.82%	7.87%
Without Sales Charge		20.31	16.67	9.82	8.37
CLASS C SHARES	March 24, 2003
With CDSC ***		19.04	15.14	9.27	7.93
Without CDSC		20.04	16.14	9.27	7.93
CLASS I SHARES	September 10, 2001	20.42	16.97	10.09	8.64
CLASS L SHARES	September 10, 1993	20.52	17.09	10.27	8.86
CLASS R6 SHARES	November 1, 2017	20.56	17.17	10.32	8.89

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index and the Diversified Composite Benchmark from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2020

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 55.2%

Aerospace & Defense — 0.6%

Airbus SE (France) *	12		1,284

BAE Systems plc (United Kingdom)	14		91

Dassault Aviation SA (France) *	—	(a)	13

Elbit Systems Ltd. (Israel)	—	(a)	15

General Dynamics Corp.	4		527

MTU Aero Engines AG (Germany)	—	(a)	58

Northrop Grumman Corp.	4		1,212

Raytheon Technologies Corp.	12		829

Rolls-Royce Holdings plc (United Kingdom) *	35		54

Safran SA (France) *	10		1,351

Singapore Technologies Engineering Ltd. (Singapore)	7		19

Thales SA (France)	—	(a)	41

			5,494

Air Freight & Logistics — 0.0% (b)

Deutsche Post AG (Registered) (Germany)	4		208

DSV Panalpina A/S (Denmark)	1		147

Hyundai Glovis Co. Ltd. (South Korea) *	—	(a)	30

SG Holdings Co. Ltd. (Japan)	1		38

Yamato Holdings Co. Ltd. (Japan)	1		33

			456

Airlines — 0.1%

ANA Holdings, Inc. (Japan)	1		16

Deutsche Lufthansa AG (Registered) (Germany) *	1		17

Japan Airlines Co. Ltd. (Japan)	23		449

Qantas Airways Ltd. (Australia)	4		14

Ryanair Holdings plc, ADR (Ireland) *	5		524

Singapore Airlines Ltd. (Singapore) *	6		18

			1,038

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	1		21

Bridgestone Corp. (Japan)	2		76

Cie Generale des Etablissements Michelin SCA (France)	1		92

Continental AG (Germany)	—	(a)	69

Denso Corp. (Japan)	2		107

Faurecia SE (France) *	—	(a)	18

Hankook Tire & Technology Co. Ltd. (South Korea) *	1		44

Hanon Systems (South Korea)	2		35

Hyundai Mobis Co. Ltd. (South Korea) *	—	(a)	66

Koito Manufacturing Co. Ltd. (Japan)	—	(a)	27

Mando Corp. (South Korea) *	1		45

NGK Spark Plug Co. Ltd. (Japan)	1		10

Stanley Electric Co. Ltd. (Japan)	1		23

INVESTMENTS	SHARES (000)		VALUE ($000)

Auto Components — continued

Sumitomo Electric Industries Ltd. (Japan)	3		42

Toyoda Gosei Co. Ltd. (Japan)	—	(a)	9

Toyota Industries Corp. (Japan)	1		48

Valeo SA (France)	1		38

			770

Automobiles — 1.0%

Bayerische Motoren Werke AG (Germany)	1		127

Bayerische Motoren Werke AG (Preference) (Germany)	—	(a)	16

Daimler AG (Registered) (Germany)	4		257

Eicher Motors Ltd. (India)	1		25

Ferrari NV (Italy)	1		125

Fiat Chrysler Automobiles NV (United Kingdom) *	5		84

Honda Motor Co. Ltd. (Japan)	7		195

Hyundai Motor Co. (South Korea)	—	(a)	61

Isuzu Motors Ltd. (Japan)	2		22

Kia Motors Corp. (South Korea) *	1		42

Maruti Suzuki India Ltd. (India)	1		86

Mazda Motor Corp. (Japan)	2		16

NIO, Inc., ADR (China) *	2		95

Nissan Motor Co. Ltd. (Japan)	10		53

Peugeot SA (France) *	2		68

Porsche Automobil Holding SE (Preference) (Germany)	1		45

Renault SA (France) *	1		36

Subaru Corp. (Japan)	3		52

Suzuki Motor Corp. (Japan)	2		74

Tesla, Inc. *	7		4,746

Thor Industries, Inc.	7		649

Toyota Motor Corp. (Japan)	20		1,551

Volkswagen AG (Germany)	—	(a)	29

Volkswagen AG (Preference) (Germany)	4		696

Yamaha Motor Co. Ltd. (Japan)	1		24

			9,174

Banks — 4.2%

ABN AMRO Bank NV, CVA (Netherlands) (c)	2		18

Absa Group Ltd. (South Africa)	6		51

Al Rajhi Bank (Saudi Arabia)	6		112

Alinma Bank (Saudi Arabia) *	9		40

Australia & New Zealand Banking Group Ltd. (Australia)	12		210

Axis Bank Ltd. (India) *	12		104

Banco Bilbao Vizcaya Argentaria SA (Spain)	28		140

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Banks — continued

Banco Bradesco SA (Preference) (Brazil) *	6		31

Banco Santander Chile, ADR (Chile)	2		34

Banco Santander SA (Spain)	74		230

Bank Central Asia Tbk. PT (Indonesia)	556		1,340

Bank Hapoalim BM (Israel) *	5		33

Bank Leumi Le-Israel BM (Israel)	6		36

Bank of America Corp.	90		2,720

Bank of China Ltd., Class H (China)	134		45

Bank of East Asia Ltd. (The) (Hong Kong)	6		12

Bank of Kyoto Ltd. (The) (Japan)	—	(a)	16

Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	1,345		400

Banque Cantonale Vaudoise (Registered) (Switzerland)	—	(a)	14

Barclays plc (United Kingdom)	73		147

BNP Paribas SA (France) *	17		871

BOC Hong Kong Holdings Ltd. (China)	16		47

CaixaBank SA (Spain)	15		39

Capitec Bank Holdings Ltd. (South Africa) *	3		330

Chiba Bank Ltd. (The) (Japan)	2		12

China Construction Bank Corp., Class H (China)	306		231

China Merchants Bank Co. Ltd., Class H (China)	23		145

CIMB Group Holdings Bhd. (Malaysia)	22		24

Citigroup, Inc.	12		743

Citizens Financial Group, Inc.	24		852

Commerce Bancshares, Inc.	5		336

Commerzbank AG (Germany) *	4		27

Commonwealth Bank of Australia (Australia)	8		477

Concordia Financial Group Ltd. (Japan)	4		15

Credicorp Ltd. (Peru)	3		539

Credit Agricole SA (France) *	5		62

CTBC Financial Holding Co. Ltd. (Taiwan)	26		18

Cullen/Frost Bankers, Inc.	4		369

Danske Bank A/S (Denmark) *	3		48

DBS Group Holdings Ltd. (Singapore)	8		146

DNB ASA (Norway)	4		78

E.Sun Financial Holding Co. Ltd. (Taiwan)	54		49

Erste Group Bank AG (Austria)	29		892

Fifth Third Bancorp	7		181

FinecoBank Banca Fineco SpA (Italy) *	3		42

First Hawaiian, Inc.	11		251

First Horizon National Corp.	33		423

First Republic Bank	5		798

Fukuoka Financial Group, Inc. (Japan)	1		12

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Grupo Financiero Banorte SAB de CV, Class O (Mexico) *	51	281

Hana Financial Group, Inc. (South Korea)	1	43

Hang Seng Bank Ltd. (Hong Kong)	3	55

HDFC Bank Ltd., ADR (India) *	56	4,055

HSBC Holdings plc (United Kingdom)	86	446

Huntington Bancshares, Inc.	24	300

Industrial & Commercial Bank of China Ltd., Class H (China)	178	114

ING Groep NV (Netherlands)	71	656

Intesa Sanpaolo SpA (Italy) *	70	165

Israel Discount Bank Ltd., Class A (Israel)	5	19

Itau Unibanco Holding SA, ADR (Brazil)	56	344

Itausa SA (Preference) (Brazil)	17	38

Japan Post Bank Co. Ltd. (Japan)	2	14

Kasikornbank PCL (Thailand)	10	38

KBC Group NV (Belgium)	18	1,246

KeyCorp	29	479

Kotak Mahindra Bank Ltd. (India) *	20	550

Lloyds Banking Group plc (United Kingdom)	303	151

M&T Bank Corp.	7	893

Mediobanca Banca di Credito Finanziario SpA (Italy) *	3	24

Mitsubishi UFJ Financial Group, Inc. (Japan)	52	228

Mizrahi Tefahot Bank Ltd. (Israel)	1	14

Mizuho Financial Group, Inc. (Japan)	10	129

Moneta Money Bank A/S (Czech Republic) * (c)	8	25

National Australia Bank Ltd. (Australia)	14	243

National Bank of Kuwait SAKP (Kuwait)	10	29

National Commercial Bank (Saudi Arabia)	8	92

Natwest Group plc (United Kingdom)	20	47

Nordea Bank Abp (Finland)	14	112

OTP Bank Nyrt. (Hungary) *	2	69

Oversea-Chinese Banking Corp. Ltd. (Singapore)	14	107

Ping An Bank Co. Ltd., Class A (China)	21	64

PNC Financial Services Group, Inc. (The)	7	1,054

Postal Savings Bank of China Co. Ltd., Class H (China) (c)	108	61

Public Bank Bhd. (Malaysia)	12	59

Qatar National Bank QPSC (Qatar)	11	55

Raiffeisen Bank International AG (Austria) *	1	13

Regions Financial Corp.	17	280

Resona Holdings, Inc. (Japan)	9	31

Sberbank of Russia PJSC (Russia)	66	241

Sberbank of Russia PJSC, ADR (Russia)	10	147

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Banks — continued

Sberbank of Russia PJSC, ADR (Russia)	—	(a)	4

Sberbank of Russia PJSC (Russia)	1		2

ServisFirst Bancshares, Inc.	7		290

Shinhan Financial Group Co. Ltd. (South Korea)	2		62

Shinsei Bank Ltd. (Japan)	1		9

Shizuoka Bank Ltd. (The) (Japan)	2		13

Signature Bank	3		411

Skandinaviska Enskilda Banken AB, Class A (Sweden) *	7		71

Societe Generale SA (France) *	3		71

Standard Chartered plc (United Kingdom)	11		72

Sumitomo Mitsui Financial Group, Inc. (Japan)	6		170

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		43

SVB Financial Group *	1		446

Svenska Handelsbanken AB, Class A (Sweden) *	106		1,068

Swedbank AB, Class A (Sweden) *	4		67

Toronto-Dominion Bank (The) (Canada)	20		1,156

Truist Financial Corp.	63		3,005

UniCredit SpA (Italy) *	9		86

United Overseas Bank Ltd. (Singapore)	5		87

US Bancorp	14		661

Wells Fargo & Co.	90		2,703

Western Alliance Bancorp	6		362

Westpac Banking Corp. (Australia)	15		228

			37,888

Beverages — 1.4%

Ambev SA, ADR (Brazil) *	55		167

Anheuser-Busch InBev SA/NV (Belgium)	3		226

Asahi Group Holdings Ltd. (Japan)	2		78

Budweiser Brewing Co. APAC Ltd. (China) (c)	113		373

Carlsberg A/S, Class B (Denmark)	6		942

Cia Cervecerias Unidas SA, ADR (Chile)	1		9

Coca-Cola Amatil Ltd. (Australia)	2		21

Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	1		8

Coca-Cola Co. (The)	63		3,466

Coca-Cola European Partners plc (United Kingdom)	1		43

Coca-Cola HBC AG (Switzerland)	1		27

Constellation Brands, Inc., Class A	10		2,135

Davide Campari-Milano NV (Italy)	2		28

Diageo plc (United Kingdom)	76		3,019

Fomento Economico Mexicano SAB de CV, ADR (Mexico)	3		216

Heineken Holding NV (Netherlands)	—	(a)	46

Heineken NV (Netherlands)	1		122

INVESTMENTS	SHARES (000)		VALUE ($000)

Beverages — continued

Ito En Ltd. (Japan)	—	(a)	13

Keurig Dr Pepper, Inc.	13		401

Kirin Holdings Co. Ltd. (Japan)	4		83

Kweichow Moutai Co. Ltd., Class A (China)	2		640

Pernod Ricard SA (France)	1		172

Remy Cointreau SA (France)	—	(a)	18

Suntory Beverage & Food Ltd. (Japan)	1		21

Treasury Wine Estates Ltd. (Australia)	3		22

United Spirits Ltd. (India) *	5		39

			12,335

Biotechnology — 1.1%

AbbVie, Inc.	35		3,761

Alexion Pharmaceuticals, Inc. *	5		749

Alnylam Pharmaceuticals, Inc. *	2		298

Amgen, Inc.	5		1,247

Amoy Diagnostics Co. Ltd., Class A (China)	2		18

Argenx SE (Netherlands) *	—	(a)	56

BeiGene Ltd., ADR (China) *	—	(a)	77

Biogen, Inc. *	2		388

Celltrion, Inc. (South Korea) *	—	(a)	40

Certara, Inc. *	5		180

CSL Ltd. (Australia)	2		421

Exact Sciences Corp. *	5		645

Exelixis, Inc. *	18		364

Galapagos NV (Belgium) *	—	(a)	18

Genmab A/S (Denmark) *	—	(a)	113

Grifols SA (Spain)	1		37

Innovent Biologics, Inc. (China) * (c)	10		105

PeptiDream, Inc. (Japan) *	—	(a)	20

Regeneron Pharmaceuticals, Inc. *	2		1,025

Vertex Pharmaceuticals, Inc. *	2		468

Zai Lab Ltd., ADR (China) *	1		73

			10,103

Building Products — 0.5%

AGC, Inc. (Japan)	1		28

Assa Abloy AB, Class B (Sweden)	4		105

China Lesso Group Holdings Ltd. (China)	19		30

Cie de Saint-Gobain (France)	2		100

Daikin Industries Ltd. (Japan)	1		245

Fortune Brands Home & Security, Inc.	11		942

Geberit AG (Registered) (Switzerland)	—	(a)	98

Kingspan Group plc (Ireland)	1		35

Kingspan Group plc (Ireland)	—	(a)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Building Products — continued

Lennox International, Inc.	2		427

Lixil Corp. (Japan)	1		24

Nibe Industrier AB, Class B (Sweden)	1		43

Rockwool International A/S, Class B (Denmark)	—	(a)	13

TOTO Ltd. (Japan)	1		42

Trane Technologies plc	15		2,152

Xinyi Glass Holdings Ltd. (Hong Kong)	6		17

			4,311

Capital Markets — 1.8%

3i Group plc (United Kingdom)	4		65

Ameriprise Financial, Inc.	4		680

Amundi SA (France) * (c)	—	(a)	21

ASX Ltd. (Australia)	1		45

B3 SA — Brasil Bolsa Balcao (Brazil)	24		286

BlackRock, Inc.	1		597

Blackstone Group, Inc. (The), Class A	8		534

Charles Schwab Corp. (The)	33		1,749

Credit Suisse Group AG (Registered) (Switzerland)	10		134

Daiwa Securities Group, Inc. (Japan)	6		28

Deutsche Bank AG (Registered) (Germany) *	8		91

Deutsche Boerse AG (Germany)	1		137

EQT AB (Sweden)	1		26

FactSet Research Systems, Inc.	1		344

Focus Financial Partners, Inc., Class A *	7		298

Hargreaves Lansdown plc (United Kingdom)	1		29

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	31		1,684

Invesco Ltd.	14		247

Japan Exchange Group, Inc. (Japan)	2		56

Julius Baer Group Ltd. (Switzerland)	1		55

KIWOOM Securities Co. Ltd. (South Korea) *	—	(a)	26

Lazard Ltd., Class A	11		445

London Stock Exchange Group plc (United Kingdom)	9		1,089

LPL Financial Holdings, Inc.	4		439

Macquarie Group Ltd. (Australia)	1		155

Magellan Financial Group Ltd. (Australia)	1		22

Moelis & Co., Class A	6		285

Morgan Stanley	44		3,033

Morningstar, Inc.	2		442

Moscow Exchange MICEX-RTS PJSC (Russia)	26		56

Natixis SA (France) *	4		14

Nomura Holdings, Inc. (Japan)	13		70

Northern Trust Corp.	5		499

Partners Group Holding AG (Switzerland)	—	(a)	93

INVESTMENTS	SHARES (000)		VALUE ($000)

Capital Markets — continued

S&P Global, Inc.	1		479

SBI Holdings, Inc. (Japan)	1		26

Schroders plc (United Kingdom)	1		24

Singapore Exchange Ltd. (Singapore)	4		25

St James’s Place plc (United Kingdom)	2		35

Standard Life Aberdeen plc (United Kingdom)	10		37

State Street Corp.	9		680

StepStone Group, Inc., Class A *	6		254

T. Rowe Price Group, Inc.	3		517

UBS Group AG (Registered) (Switzerland)	15		218

			16,069

Chemicals — 1.1%

Air Liquide SA (France)	2		329

Air Water, Inc. (Japan)	1		14

Akzo Nobel NV (Netherlands)	9		1,013

Arkema SA (France)	—	(a)	33

Asahi Kasei Corp. (Japan)	5		54

Asian Paints Ltd. (India)	9		333

Axalta Coating Systems Ltd. *	10		284

BASF SE (Germany)	4		307

Chr Hansen Holding A/S (Denmark) *	—	(a)	46

Clariant AG (Registered) (Switzerland)	1		18

Covestro AG (Germany) (c)	1		48

Croda International plc (United Kingdom)	1		54

Eastman Chemical Co.	21		2,079

EMS-Chemie Holding AG (Registered) (Switzerland)	—	(a)	34

Evonik Industries AG (Germany)	1		29

Formosa Plastics Corp. (Taiwan)	14		48

FUCHS PETROLUB SE (Preference) (Germany)	—	(a)	17

Givaudan SA (Registered) (Switzerland)	—	(a)	165

ICL Group Ltd. (Israel)	3		15

Johnson Matthey plc (United Kingdom)	1		27

JSR Corp. (Japan)	1		25

Kansai Paint Co. Ltd. (Japan)	1		25

Koninklijke DSM NV (Netherlands)	1		125

Kuraray Co. Ltd. (Japan)	1		14

LANXESS AG (Germany)	—	(a)	27

LG Chem Ltd. (South Korea) *	1		1,039

Linde plc (United Kingdom)	5		1,333

Linde plc (United Kingdom)	3		827

Lotte Chemical Corp. (South Korea) *	—	(a)	24

Mitsubishi Chemical Holdings Corp. (Japan)	5		33

Mitsubishi Gas Chemical Co., Inc. (Japan)	1		16

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Chemicals — continued

Mitsui Chemicals, Inc. (Japan)	1		24

Nippon Paint Holdings Co. Ltd. (Japan)	1		66

Nippon Sanso Holdings Corp. (Japan)	1		13

Nissan Chemical Corp. (Japan)	1		31

Nitto Denko Corp. (Japan)	1		63

Novozymes A/S, Class B (Denmark)	1		50

Orica Ltd. (Australia)	2		20

Petronas Chemicals Group Bhd. (Malaysia)	22		41

Saudi Basic Industries Corp. (Saudi Arabia)	2		61

Shin-Etsu Chemical Co. Ltd. (Japan)	2		263

Sika AG (Registered) (Switzerland)	1		163

Solvay SA (Belgium)	—	(a)	37

Sumitomo Chemical Co. Ltd. (Japan)	6		25

Symrise AG (Germany)	1		72

Teijin Ltd. (Japan)	1		15

Toray Industries, Inc. (Japan)	6		35

Tosoh Corp. (Japan)	1		17

Umicore SA (Belgium)	1		40

UPL Ltd. (India)	6		37

Wanhua Chemical Group Co. Ltd., Class A (China)	4		52

Yara International ASA (Brazil)	1		31

			9,591

Commercial Services & Supplies — 0.3%

Brambles Ltd. (Australia)	6		53

Copart, Inc. *	4		569

Country Garden Services Holdings Co. Ltd. (China)	7		47

Dai Nippon Printing Co. Ltd. (Japan)	1		18

Greentown Service Group Co. Ltd. (China) (c)	18		22

IAA, Inc. *	7		463

MSA Safety, Inc.	3		435

Rentokil Initial plc (United Kingdom)	8		55

Secom Co. Ltd. (Japan)	1		83

Securitas AB, Class B (Sweden)	1		21

Sohgo Security Services Co. Ltd. (Japan)	—	(a)	16

Stericycle, Inc. *	4		286

Toppan Printing Co. Ltd. (Japan)	1		15

Waste Connections, Inc.	6		637

			2,720

Communications Equipment — 0.2%

Accton Technology Corp. (Taiwan)	7		79

Cisco Systems, Inc.	11		503

CommScope Holding Co., Inc. *	40		535

Nokia OYJ (Finland) *	24		92

INVESTMENTS	SHARES (000)		VALUE ($000)

Communications Equipment — continued

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	12		147

Zhongji Innolight Co. Ltd., Class A (China)	4		29

			1,385

Construction & Engineering — 0.3%

ACS Actividades de Construccion y Servicios SA (Spain)	1		37

Bouygues SA (France)	1		40

China Conch Venture Holdings Ltd. (China)	9		41

China State Construction Engineering Corp. Ltd., Class A (China)	45		34

China State Construction International Holdings Ltd. (China)	30		17

CIMIC Group Ltd. (Australia) *	—	(a)	8

Eiffage SA (France) *	—	(a)	35

Ferrovial SA (Spain)	2		56

HOCHTIEF AG (Germany)	—	(a)	10

Kajima Corp. (Japan)	2		27

Larsen & Toubro Ltd. (India)	3		54

Obayashi Corp. (Japan)	3		23

Shimizu Corp. (Japan)	2		17

Skanska AB, Class B (Sweden)	1		37

Taisei Corp. (Japan)	1		28

Vinci SA (France)	23		2,307

WillScot Mobile Mini Holdings Corp. *	17		386

			3,157

Construction Materials — 0.3%

CRH plc (Ireland)	3		142

HeidelbergCement AG (Germany)	1		47

James Hardie Industries plc, CHDI *	2		59

LafargeHolcim Ltd. (Registered) (Switzerland) *	24		1,342

Martin Marietta Materials, Inc.	3		895

Siam Cement PCL (The) (Registered) (Thailand)	4		52

Taiheiyo Cement Corp. (Japan)	—	(a)	10

UltraTech Cement Ltd. (India)	1		68

			2,615

Consumer Finance — 0.3%

Acom Co. Ltd. (Japan)	2		7

American Express Co.	6		667

Capital One Financial Corp.	25		2,456

Shriram Transport Finance Co. Ltd. (India)	3		50

			3,180

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Containers & Packaging — 0.5%

AptarGroup, Inc.	5		641

Ball Corp.	5		424

Crown Holdings, Inc. *	13		1,292

Graphic Packaging Holding Co.	33		566

Packaging Corp. of America	5		665

Pactiv Evergreen, Inc. *	7		123

Smurfit Kappa Group plc (Ireland)	1		48

WestRock Co.	12		506

Yunnan Energy New Material Co. Ltd. (China)	2		39

			4,304

Distributors — 0.1%

LKQ Corp. *	11		376

Pool Corp.	2		853

			1,229

Diversified Consumer Services — 0.1%

Bright Horizons Family Solutions, Inc. *	3		531

New Oriental Education & Technology Group, Inc., ADR (China) *	1		124

			655

Diversified Financial Services — 0.3%

AMP Ltd. (Australia)	15		17

Berkshire Hathaway, Inc., Class B *	8		1,766

Chailease Holding Co. Ltd. (Taiwan)	14		82

Eurazeo SE (France) *	—	(a)	11

EXOR NV (Netherlands)	—	(a)	37

FirstRand Ltd. (South Africa)	24		83

Groupe Bruxelles Lambert SA (Belgium)	—	(a)	48

Industrivarden AB, Class A (Sweden) *	—	(a)	15

Industrivarden AB, Class C (Sweden) *	1		22

Investor AB, Class B (Sweden)	2		140

Kinnevik AB, Class B (Sweden) *	1		51

L E Lundbergforetagen AB, Class B (Sweden) *	—	(a)	17

M&G plc (United Kingdom)	11		30

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2		8

ORIX Corp. (Japan)	6		85

Sofina SA (Belgium)	—	(a)	22

Tokyo Century Corp. (Japan)	—	(a)	16

Wendel SE (France)	—	(a)	14

Yuanta Financial Holding Co. Ltd. (Taiwan)	39		29

			2,493

Diversified Telecommunication Services — 0.4%

Altice Europe NV (Netherlands) *	3		17

INVESTMENTS	SHARES (000)		VALUE ($000)

Diversified Telecommunication Services — continued

BT Group plc (United Kingdom) *	38		68

Cellnex Telecom SA (Spain) (c)	14		860

China Unicom Hong Kong Ltd. (China)	50		28

Deutsche Telekom AG (Registered) (Germany)	14		257

Elisa OYJ (Finland)	1		33

Hellenic Telecommunications Organization SA (Greece)	2		36

HKT Trust & HKT Ltd. (Hong Kong)	16		21

Iliad SA (France)	—	(a)	13

Infrastrutture Wireless Italiane SpA (Italy) (c)	1		17

Koninklijke KPN NV (Netherlands)	15		46

Nippon Telegraph & Telephone Corp. (Japan)	5		139

Orange SA (France)	8		100

PCCW Ltd. (Hong Kong)	18		11

Proximus SADP (Belgium)	1		13

Saudi Telecom Co. (Saudi Arabia)	1		37

Singapore Telecommunications Ltd. (Singapore)	35		60

Spark New Zealand Ltd. (New Zealand)	8		26

Swisscom AG (Registered) (Switzerland)	—	(a)	59

Telecom Italia SpA (Italy)	35		16

Telecom Italia SpA (Italy)	25		13

Telefonica Brasil SA (Brazil) *	2		17

Telefonica Deutschland Holding AG (Germany)	4		12

Telefonica SA (Spain)	22		86

Telenor ASA (Norway)	3		52

Telia Co. AB (Sweden)	10		43

Telkom Indonesia Persero Tbk. PT (Indonesia)	296		70

Telstra Corp. Ltd. (Australia)	18		40

TPG Telecom Ltd. (Australia) *	2		9

United Internet AG (Registered) (Germany)	—	(a)	19

Verizon Communications, Inc.	23		1,330

			3,548

Electric Utilities — 1.2%

American Electric Power Co., Inc.	10		827

AusNet Services (Australia)	8		11

Chubu Electric Power Co., Inc. (Japan)	3		33

Chugoku Electric Power Co., Inc. (The) (Japan)	1		14

CK Infrastructure Holdings Ltd. (Hong Kong)	3		16

CLP Holdings Ltd. (Hong Kong)	8		69

Edison International	6		377

EDP — Energias de Portugal SA (Portugal)	12		74

Electricite de France SA (France)	3		41

Elia Group SA/NV (Belgium)	—	(a)	15

Endesa SA (Spain)	1		37

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Enel SpA (Italy)	34		351

Entergy Corp.	3		347

Fortum OYJ (Finland)	2		45

HK Electric Investments & HK Electric Investments Ltd. (Hong Kong) (c)	11		11

Iberdrola SA (Spain)	153		2,204

Kansai Electric Power Co., Inc. (The) (Japan)	3		28

Kyushu Electric Power Co., Inc. (Japan)	2		14

Mercury NZ Ltd. (New Zealand)	3		14

NextEra Energy, Inc.	50		3,894

Orsted A/S (Denmark) (c)	4		784

Portland General Electric Co.	5		214

Power Assets Holdings Ltd. (Hong Kong)	6		32

Power Grid Corp. of India Ltd. (India)	18		48

Red Electrica Corp. SA (Spain)	2		37

SSE plc (United Kingdom)	4		90

Tenaga Nasional Bhd. (Malaysia)	12		32

Terna Rete Elettrica Nazionale SpA (Italy)	6		46

Tohoku Electric Power Co., Inc. (Japan)	2		15

Tokyo Electric Power Co. Holdings, Inc. (Japan) *	6		16

Verbund AG (Austria)	—	(a)	24

Xcel Energy, Inc.	23		1,550

			11,310

Electrical Equipment — 0.8%

ABB Ltd. (Registered) (Switzerland)	8		218

AMETEK, Inc.	5		548

Contemporary Amperex Technology Co. Ltd., Class A (China)	1		38

Eaton Corp. plc	13		1,620

Fuji Electric Co. Ltd. (Japan)	1		18

Generac Holdings, Inc. *	5		1,209

Legrand SA (France)	1		101

Melrose Industries plc (United Kingdom) *	21		50

Mitsubishi Electric Corp. (Japan)	8		116

Nidec Corp. (Japan)	2		240

Prysmian SpA (Italy)	1		36

Schneider Electric SE (France)	20		2,828

Shanghai Liangxin Electrical Co. Ltd., Class A (China)	4		20

Siemens Energy AG (Germany) *	2		62

Siemens Gamesa Renewable Energy SA (Spain)	1		41

Vestas Wind Systems A/S (Denmark)	1		197

WEG SA (Brazil)	14		207

INVESTMENTS	SHARES (000)		VALUE ($000)

Electrical Equipment — continued

Zhejiang Chint Electrics Co. Ltd., Class A (China)	7		40

			7,589

Electronic Equipment, Instruments & Components — 0.7%

Amphenol Corp., Class A	3		404

Arrow Electronics, Inc. *	5		455

Azbil Corp. (Japan)	1		27

BOE Technology Group Co. Ltd., Class A (China)	38		35

Cognex Corp.	5		377

Delta Electronics, Inc. (Taiwan)	52		488

Halma plc (United Kingdom)	2		54

Hamamatsu Photonics KK (Japan)	1		40

Hexagon AB, Class B (Sweden)	1		109

Hirose Electric Co. Ltd. (Japan)	—	(a)	15

Hitachi Ltd. (Japan)	4		162

Hon Hai Precision Industry Co. Ltd. (Taiwan)	7		23

Ibiden Co. Ltd. (Japan)	—	(a)	19

Keyence Corp. (Japan)	3		1,631

Keysight Technologies, Inc. *	5		670

Kyocera Corp. (Japan)	1		86

Largan Precision Co. Ltd. (Taiwan)	2		228

Luxshare Precision Industry Co. Ltd., Class A (China)	5		47

Murata Manufacturing Co. Ltd. (Japan)	2		217

Omron Corp. (Japan)	1		71

Samsung SDI Co. Ltd. (South Korea)	—	(a)	43

Shimadzu Corp. (Japan)	1		35

Sunny Optical Technology Group Co. Ltd. (China)	5		101

TDK Corp. (Japan)	1		75

Tianma Microelectronics Co. Ltd., Class A (China)	11		26

Venture Corp. Ltd. (Singapore)	1		18

Yokogawa Electric Corp. (Japan)	1		18

Zebra Technologies Corp., Class A *	2		757

			6,231

Energy Equipment & Services — 0.0% (b)

China Oilfield Services Ltd., Class H (China)	60		51

Tenaris SA	2		16

			67

Entertainment — 0.8%

Bilibili, Inc., ADR (China) *	1		83

Bollore SA (France)	4		15

Capcom Co. Ltd. (Japan)	—	(a)	26

CD Projekt SA (Poland) *	1		49

iQIYI, Inc., ADR (China) *	1		14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Entertainment — continued

Koei Tecmo Holdings Co. Ltd. (Japan)	—	(a)	12

Konami Holdings Corp. (Japan)	—	(a)	23

NCSoft Corp. (South Korea) *	—	(a)	84

NetEase, Inc. (China)	4		67

NetEase, Inc., ADR (China)	3		284

Netflix, Inc. *	5		2,853

Nexon Co. Ltd. (Japan)	2		62

Nintendo Co. Ltd. (Japan)	1		321

Sea Ltd., ADR (Taiwan) *	9		1,826

Spotify Technology SA *	2		548

Square Enix Holdings Co. Ltd. (Japan)	—	(a)	24

Take-Two Interactive Software, Inc. *	3		695

Toho Co. Ltd. (Japan)	1		25

Ubisoft Entertainment SA (France) *	—	(a)	37

Vivendi SA (France)	4		113

			7,161

Equity Real Estate Investment Trusts (REITs) — 1.1%

American Campus Communities, Inc.	6		238

American Homes 4 Rent, Class A	17		502

Ascendas (Singapore)	13		30

British Land Co. plc (The) (United Kingdom)	4		25

Brixmor Property Group, Inc.	27		453

CapitaLand Integrated Commercial Trust (Singapore)	19		31

Covivio (France)	—	(a)	20

CubeSmart	10		349

Daiwa House REIT Investment Corp. (Japan)	—	(a)	20

Dexus (Australia)	5		33

EastGroup Properties, Inc.	5		728

Federal Realty Investment Trust	4		363

Gecina SA (France)	—	(a)	30

GLP J-REIT (Japan) *	—	(a)	25

Goodman Group (Australia)	7		103

GPT Group (The) (Australia)	8		29

Japan Real Estate Investment Corp. (Japan)	—	(a)	35

Japan Retail Fund Investment Corp. (Japan)	—	(a)	20

Kimco Realty Corp.	31		468

Klepierre SA (France)	1		19

Lamar Advertising Co., Class A	1		115

Land Securities Group plc (United Kingdom)	3		27

Link (Hong Kong)	9		79

Mapletree Commercial Trust (Singapore)	9		15

Mapletree Logistics Trust (Singapore)	11		17

Mid-America Apartment Communities, Inc.	8		1,035

INVESTMENTS	SHARES (000)		VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Mirvac Group (Australia)	17		34

National Retail Properties, Inc.	9		388

Nippon Building Fund, Inc. (Japan)	—	(a)	35

Nippon Prologis REIT, Inc. (Japan) *	—	(a)	28

Nomura Real Estate Master Fund, Inc. (Japan)	—	(a)	26

Orix JREIT, Inc. (Japan)	—	(a)	18

Outfront Media, Inc.	23		443

Prologis, Inc.	22		2,241

Public Storage	3		686

Rayonier, Inc.	18		528

Scentre Group (Australia)	22		47

Segro plc (United Kingdom)	5		65

Stockland (Australia)	10		33

Sun Communities, Inc.	2		380

Suntec (Singapore)	8		9

Unibail-Rodamco-Westfield (France)	1		45

United Urban Investment Corp. (Japan)	—	(a)	16

Vicinity Centres (Australia)	16		20

Weyerhaeuser Co.	13		450

			10,301

Food & Staples Retailing — 0.6%

Aeon Co. Ltd. (Japan)	3		92

Alimentation Couche-Tard, Inc., Class B (Canada)	26		900

Atacadao SA (Brazil) *	10		39

BGF retail Co. Ltd. (South Korea) *	—	(a)	14

Bid Corp. Ltd. (South Africa)	17		303

BIM Birlesik Magazalar A/S (Turkey)	5		48

BJ’s Wholesale Club Holdings, Inc. *	12		437

Carrefour SA (France)	3		45

Casey’s General Stores, Inc.	2		336

Cencosud SA (Chile)	8		14

Cia Brasileira de Distribuicao (Brazil)	2		26

Clicks Group Ltd. (South Africa)	3		48

Coles Group Ltd. (Australia)	6		79

Cosmos Pharmaceutical Corp. (Japan)	—	(a)	16

Dino Polska SA (Poland) * (c)	1		44

Etablissements Franz Colruyt NV (Belgium)	—	(a)	14

ICA Gruppen AB (Sweden)	—	(a)	21

J Sainsbury plc (United Kingdom)	7		23

Jeronimo Martins SGPS SA (Portugal)	1		18

Kesko OYJ, Class B (Finland)	1		30

Kobe Bussan Co. Ltd. (Japan)	1		18

Koninklijke Ahold Delhaize NV (Netherlands)	5		131

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — continued

Laobaixing Pharmacy Chain JSC, Class A (China)	1		9

Lawson, Inc. (Japan)	—	(a)	9

Moran Foods Backstop Equity * ‡	3		3

Performance Food Group Co. *	12		595

Pick n Pay Stores Ltd. (South Africa)	6		19

President Chain Store Corp. (Taiwan)	29		275

Raia Drogasil SA (Brazil)	39		191

Seven & i Holdings Co. Ltd. (Japan)	3		113

SPAR Group Ltd. (The) (South Africa)	3		44

Sundrug Co. Ltd. (Japan)	—	(a)	16

Sysco Corp.	5		392

Tesco plc (United Kingdom)	42		132

Tsuruha Holdings, Inc. (Japan)	—	(a)	14

Wal-Mart de Mexico SAB de CV (Mexico)	106		297

Welcia Holdings Co. Ltd. (Japan)	—	(a)	15

Wm Morrison Supermarkets plc (United Kingdom)	10		25

Woolworths Group Ltd. (Australia)	5		162

X5 Retail Group NV, GDR (Russia) (c)	1		48

			5,055

Food Products — 0.8%

a2 Milk Co. Ltd. (The) (New Zealand) *	3		27

Ajinomoto Co., Inc. (Japan)	2		45

Almarai Co. JSC (Saudi Arabia)	2		31

Associated British Foods plc (United Kingdom) *	2		47

Barry Callebaut AG (Registered) (Switzerland)	—	(a)	31

Britannia Industries Ltd. (India)	1		32

Calbee, Inc. (Japan)	—	(a)	12

Chacha Food Co. Ltd., Class A (China)	5		37

Chocoladefabriken Lindt & Spruengli AG (Switzerland)	—	(a)	49

Danone SA (France)	3		173

Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	8		246

Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	8		51

JDE Peet’s NV (Netherlands) *	—	(a)	14

Kerry Group plc, Class A (Ireland)	1		75

Kerry Group plc, Class A (Ireland)	—	(a)	22

Kikkoman Corp. (Japan)	1		42

Kraft Heinz Co. (The)	11		365

Lamb Weston Holdings, Inc.	6		439

MEIJI Holdings Co. Ltd. (Japan)	—	(a)	28

Mowi ASA (Norway)	2		41

Nestle SA (Registered) (Switzerland)	35		4,083

NH Foods Ltd. (Japan)	—	(a)	13

INVESTMENTS	SHARES (000)		VALUE ($000)

Food Products — continued

Nisshin Seifun Group, Inc. (Japan)	1		13

Nissin Foods Holdings Co. Ltd. (Japan)	—	(a)	26

Orkla ASA (Norway)	3		32

Post Holdings, Inc. *	7		720

Savola Group (The) (Saudi Arabia)	2		21

Toyo Suisan Kaisha Ltd. (Japan)	—	(a)	20

Uni-President Enterprises Corp. (Taiwan)	27		65

WH Group Ltd. (Hong Kong) (c)	41		34

Wilmar International Ltd. (China)	8		29

Yakult Honsha Co. Ltd. (Japan)	1		30

Yamazaki Baking Co. Ltd. (Japan)	1		8

			6,901

Gas Utilities — 0.1%

APA Group (Australia)	5		37

Atmos Energy Corp.	4		392

China Gas Holdings Ltd. (China)	22		86

Enagas SA (Spain)	1		23

ENN Energy Holdings Ltd. (China)	4		57

Hong Kong & China Gas Co. Ltd. (Hong Kong)	45		67

Kunlun Energy Co. Ltd. (China)	38		33

Naturgy Energy Group SA (Spain)	1		29

Osaka Gas Co. Ltd. (Japan)	2		33

Snam SpA (Italy)	9		48

Toho Gas Co. Ltd. (Japan)	—	(a)	20

Tokyo Gas Co. Ltd. (Japan)	2		37

			862

Health Care Equipment & Supplies — 1.1%

Alcon, Inc. (Switzerland) *	2		138

Ambu A/S, Class B (Denmark)	1		30

Asahi Intecc Co. Ltd. (Japan)	1		29

Autobio Diagnostics Co. Ltd., Class A (China)	2		49

BioMerieux (France)	—	(a)	25

Boston Scientific Corp. *	63		2,264

Carl Zeiss Meditec AG (Germany)	—	(a)	23

Cochlear Ltd. (Australia)	—	(a)	40

Coloplast A/S, Class B (Denmark)	1		77

Demant A/S (Denmark) *	—	(a)	18

DexCom, Inc. *	2		597

DiaSorin SpA (Italy)	—	(a)	22

Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2		58

GN Store Nord A/S (Denmark)	1		43

Hoya Corp. (Japan)	2		222

ICU Medical, Inc. *	2		334

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

IDEXX Laboratories, Inc. *	1		465

Insulet Corp. *	1		295

Intuitive Surgical, Inc. *	2		1,342

Koninklijke Philips NV (Netherlands) *	4		208

Medtronic plc	6		731

Olympus Corp. (Japan)	5		109

Sartorius AG (Preference) (Germany)	—	(a)	63

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (China)	1		65

Siemens Healthineers AG (Germany) (c)	1		58

Smith & Nephew plc (United Kingdom)	4		77

Sonova Holding AG (Registered) (Switzerland) *	—	(a)	60

STERIS plc	2		368

Straumann Holding AG (Registered) (Switzerland)	—	(a)	52

Sysmex Corp. (Japan)	1		84

Terumo Corp. (Japan)	3		113

Top Glove Corp. Bhd. (Malaysia)	8		12

West Pharmaceutical Services, Inc.	2		543

Zimmer Biomet Holdings, Inc.	7		1,087

			9,701

Health Care Providers & Services — 1.1%

Alfresa Holdings Corp. (Japan)	1		15

AmerisourceBergen Corp.	5		461

Amplifon SpA (Italy) *	1		22

Centene Corp. *	6		338

Chemed Corp.	1		394

Cigna Corp.	11		2,295

CVS Health Corp.	5		352

Encompass Health Corp.	6		521

Fresenius Medical Care AG & Co. KGaA (Germany)	1		75

Fresenius SE & Co. KGaA (Germany)	2		82

HCA Healthcare, Inc.	2		327

McKesson Corp.	3		471

Medipal Holdings Corp. (Japan)	1		15

Molina Healthcare, Inc. *	3		665

Mouwasat Medical Services Co. (Saudi Arabia)	1		31

NMC Health plc (United Arab Emirates) * ‡	1		—

Orpea SA (France) *	—	(a)	29

Premier, Inc., Class A	6		205

Quest Diagnostics, Inc.	2		283

Ramsay Health Care Ltd. (Australia)	1		37

Ryman Healthcare Ltd. (New Zealand)	2		18

Sonic Healthcare Ltd. (Australia)	2		47

Suzuken Co. Ltd. (Japan)	—	(a)	11

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Providers & Services — continued

UnitedHealth Group, Inc.	10		3,646

			10,340

Health Care Technology — 0.1%

M3, Inc. (Japan)	2		179

Teladoc Health, Inc. *	2		403

			582

Hotels, Restaurants & Leisure — 0.8%

Accor SA (France) *	1		29

Airbnb, Inc., Class A *	2		294

Aristocrat Leisure Ltd. (Australia)	2		58

China CYTS Tours Holding Co. Ltd., Class A (China)	10		16

Compass Group plc (United Kingdom)	8		141

Crown Resorts Ltd. (Australia)	2		12

Entain plc (United Kingdom)	2		38

Evolution Gaming Group AB (Sweden) (c)	1		68

Flutter Entertainment plc (Ireland)	1		140

Galaxy Entertainment Group Ltd. (Macau)	9		70

Genting Singapore Ltd. (Singapore)	26		16

Huazhu Group Ltd. (China) *	1		43

Huazhu Group Ltd., ADR (China)	3		123

InterContinental Hotels Group plc (United Kingdom)	19		1,239

La Francaise des Jeux SAEM (France) (c)	—	(a)	17

Las Vegas Sands Corp.	14		844

McDonald’s Corp.	5		1,045

McDonald’s Holdings Co. Japan Ltd. (Japan)	—	(a)	19

Melco Resorts & Entertainment Ltd., ADR (Hong Kong)	1		17

Minor International PCL (Thailand) *	32		28

OPAP SA (Greece)	3		35

Oriental Land Co. Ltd. (Japan)	1		132

Planet Fitness, Inc., Class A *	3		235

Sands China Ltd. (Macau)	62		269

SJM Holdings Ltd. (Macau)	8		9

Sodexo SA (France)	—	(a)	32

Tabcorp Holdings Ltd. (Australia)	10		30

Vail Resorts, Inc.	1		335

Wendy’s Co. (The)	14		304

Whitbread plc (United Kingdom) *	1		36

Wynn Macau Ltd. (Macau) *	6		11

Yum China Holdings, Inc. (China)	6		369

Yum! Brands, Inc.	16		1,710

			7,764

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Household Durables — 0.8%

Barratt Developments plc (United Kingdom)	4		39

Berkeley Group Holdings plc (United Kingdom)	1		34

Casio Computer Co. Ltd. (Japan)	1		15

Electrolux AB, Series B (Sweden)	1		22

Garmin Ltd.	6		672

Haier Smart Home Co. Ltd., Class H (China) *	18		64

Husqvarna AB, Class B (Sweden)	2		23

Iida Group Holdings Co. Ltd. (Japan)	1		12

KB Home	5		175

Midea Group Co. Ltd., Class A (China)	24		367

Mohawk Industries, Inc. *	4		621

Newell Brands, Inc.	23		482

Nien Made Enterprise Co. Ltd. (Taiwan)	2		23

Panasonic Corp. (Japan)	9		108

Persimmon plc (United Kingdom)	30		1,123

Rinnai Corp. (Japan)	—	(a)	23

SEB SA (France)	—	(a)	17

Sekisui Chemical Co. Ltd. (Japan)	2		28

Sekisui House Ltd. (Japan)	3		53

Sharp Corp. (Japan) *	1		14

Sony Corp. (Japan)	26		2,600

Taylor Wimpey plc (United Kingdom)	320		723

Toll Brothers, Inc.	4		190

			7,428

Household Products — 0.4%

Energizer Holdings, Inc.	13		536

Essity AB, Class B (Sweden)	3		83

Henkel AG & Co. KGaA (Germany)	—	(a)	42

Henkel AG & Co. KGaA (Preference) (Germany)	1		85

Hindustan Unilever Ltd. (India)	4		118

Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	20		35

Lion Corp. (Japan)	1		22

Pigeon Corp. (Japan)	1		21

Procter & Gamble Co. (The)	7		959

Reckitt Benckiser Group plc (United Kingdom)	16		1,456

Reynolds Consumer Products, Inc.	11		335

Unicharm Corp. (Japan)	2		81

Unilever Indonesia Tbk. PT (Indonesia)	146		76

			3,849

Independent Power and Renewable Electricity Producers — 0.0% (b)

CGN Power Co. Ltd., Class H (China) (c)	123		27

China Yangtze Power Co. Ltd., Class A (China)	15		45

INVESTMENTS	SHARES (000)		VALUE ($000)

Independent Power and Renewable Electricity Producers — continued

Meridian Energy Ltd. (New Zealand)	5		29

NTPC Ltd. (India)	27		37

Uniper SE (Germany)	1		29

			167

Industrial Conglomerates — 0.3%

Ayala Corp. (Philippines)	1		24

Bidvest Group Ltd. (The) (South Africa)	12		131

Carlisle Cos., Inc.	3		471

CK Hutchison Holdings Ltd. (United Kingdom)	12		80

DCC plc (United Kingdom)	—	(a)	30

Honeywell International, Inc.	7		1,553

Investment AB Latour, Class B (Sweden)	1		15

Jardine Matheson Holdings Ltd. (Hong Kong)	4		201

Jardine Strategic Holdings Ltd. (Hong Kong)	1		22

Keihan Holdings Co. Ltd. (Japan)	—	(a)	19

Keppel Corp. Ltd. (Singapore)	6		25

Siemens AG (Registered) (Germany)	3		468

SK Holdings Co. Ltd. (South Korea)	—	(a)	29

Smiths Group plc (United Kingdom)	2		34

Toshiba Corp. (Japan)	2		45

			3,147

Insurance — 2.7%

Admiral Group plc (United Kingdom)	1		32

Aegon NV (Netherlands)	8		30

Ageas SA (Belgium)	1		39

AIA Group Ltd. (Hong Kong)	277		3,373

AIA Group Ltd. (Hong Kong)	42		513

Alleghany Corp.	1		435

Allianz SE (Registered) (Germany)	12		2,929

American International Group, Inc.	10		382

Assicurazioni Generali SpA (Italy)	5		82

Aviva plc (United Kingdom)	17		75

AXA SA (France)	8		197

Baloise Holding AG (Registered) (Switzerland)	—	(a)	35

BB Seguridade Participacoes SA (Brazil)	7		41

Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia) *	1		17

China Life Insurance Co. Ltd., Class H (China)	37		81

China Pacific Insurance Group Co. Ltd., Class H (China)	23		88

Chubb Ltd.	—	(a)	17

Chubb Ltd.	11		1,709

CNA Financial Corp.	5		195

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Insurance — continued

CNP Assurances (France) *	1		12

Dai-ichi Life Holdings, Inc. (Japan)	5		69

Direct Line Insurance Group plc (United Kingdom)	6		25

Fairfax Financial Holdings Ltd. (Canada)	1		432

Fubon Financial Holding Co. Ltd. (Taiwan)	42		70

Gjensidige Forsikring ASA (Norway)	1		19

Hannover Rueck SE (Germany)	—	(a)	41

Hartford Financial Services Group, Inc. (The)	11		552

HDFC Life Insurance Co. Ltd. (India) * (c)	35		324

Insurance Australia Group Ltd. (Australia)	10		38

Japan Post Holdings Co. Ltd. (Japan)	7		52

Japan Post Insurance Co. Ltd. (Japan)	1		20

Kinsale Capital Group, Inc.	2		342

Legal & General Group plc (United Kingdom)	329		1,198

Loews Corp.	34		1,513

Marsh & McLennan Cos., Inc.	3		308

Medibank Pvt Ltd. (Australia)	12		27

MS&AD Insurance Group Holdings, Inc. (Japan)	2		55

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	1		177

NN Group NV (Netherlands)	1		53

Phoenix Group Holdings plc (United Kingdom)	2		22

PICC Property & Casualty Co. Ltd., Class H (China)	44		33

Ping An Insurance Group Co. of China Ltd., Class H (China)	280		3,401

Ping An Insurance Group Co. of China Ltd., Class H (China)	7		80

Poste Italiane SpA (Italy)(c)	2		23

Powszechny Zaklad Ubezpieczen SA (Poland) *	4		34

Progressive Corp. (The)	13		1,260

Prudential plc (United Kingdom)	11		203

QBE Insurance Group Ltd. (Australia)	6		40

RLI Corp.	5		497

RSA Insurance Group plc (United Kingdom)	4		40

Sampo OYJ, Class A (Finland)	2		85

Samsung Fire & Marine Insurance Co. Ltd. (South Korea) *	—	(a)	63

Sanlam Ltd. (South Africa)	10		40

SCOR SE (France) *	1		22

Sompo Holdings, Inc. (Japan)	1		57

Suncorp Group Ltd. (Australia)	5		40

Swiss Life Holding AG (Registered) (Switzerland) *	—	(a)	63

Swiss Re AG (Switzerland)	1		117

T&D Holdings, Inc. (Japan)	2		27

Tokio Marine Holdings, Inc. (Japan)	3		139

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — continued

Travelers Cos., Inc. (The)	9		1,244

Tryg A/S (Denmark)	1		20

Zurich Insurance Group AG (Switzerland)	3		1,061

			24,208

Interactive Media & Services — 1.7%

Adevinta ASA (France) *	1		17

Alphabet, Inc., Class A *	2		2,685

Alphabet, Inc., Class C *	3		5,252

Auto Trader Group plc (United Kingdom) (c)	4		33

Baidu, Inc., ADR (China) *	—	(a)	42

Facebook, Inc., Class A *	5		1,266

Kakaku.com, Inc. (Japan)	1		19

NAVER Corp. (South Korea) *	2		454

REA Group Ltd. (Australia)	—	(a)	25

Scout24 AG (Germany) (c)	—	(a)	37

SEEK Ltd. (Australia)	1		31

Tencent Holdings Ltd. (China)	75		5,397

Z Holdings Corp. (Japan)	11		68

Zillow Group, Inc., Class C *	3		343

			15,669

Internet & Direct Marketing Retail — 2.5%

Alibaba Group Holding Ltd. (China) *	103		2,983

Alibaba Group Holding Ltd., ADR (China) *	6		1,282

Allegro.eu SA (Poland) * (c)	10		226

Amazon.com, Inc. *	3		10,924

Booking Holdings, Inc. *	1		2,201

Chewy, Inc., Class A *	3		313

Dada Nexus Ltd., ADR (China) *	—	(a)	10

Delivery Hero SE (Germany) * (c)	8		1,308

HelloFresh SE (Germany) *	1		49

JD.com, Inc., ADR (China) *	7		652

JD.com, Inc., Class A (China) *	3		123

Just Eat Takeaway.com NV (Germany) * (c)	1		60

Meituan Dianping, Class B (China) * (c)	11		399

MercadoLibre, Inc. (Argentina) *	1		1,189

Mercari, Inc. (Japan) *	1		22

MYT Holding Co. * ‡	37		104

Naspers Ltd., Class N (South Africa)	1		243

Ocado Group plc (United Kingdom) *	2		64

Pinduoduo, Inc., ADR (China) *	1		143

Prosus NV (China) *	2		223

Rakuten, Inc. (Japan)	4		36

Trip.com Group Ltd., ADR (China) *	1		32

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — continued

Zalando SE (Germany) * (c)	1		72

ZOZO, Inc. (Japan)	1		12

			22,670

IT Services — 2.2%

Adyen NV (Netherlands) * (c)	—	(a)	181

Afterpay Ltd. (Australia) *	1		82

Amadeus IT Group SA (Spain)	2		141

Atos SE (France) *	—	(a)	38

Bechtle AG (Germany)	—	(a)	25

Black Knight, Inc. *	4		327

Booz Allen Hamilton Holding Corp.	10		866

Broadridge Financial Solutions, Inc.	3		492

Capgemini SE (France)	7		1,154

Computershare Ltd. (Australia)	2		23

Edenred (France)	1		58

EPAM Systems, Inc. *	1		330

FleetCor Technologies, Inc. *	5		1,452

Fujitsu Ltd. (Japan)	1		116

GDS Holdings Ltd., ADR (China) *	—	(a)	39

Global Payments, Inc.	4		941

GMO Payment Gateway, Inc. (Japan)	—	(a)	27

Infosys Ltd., ADR (India)	12		206

Infosys Ltd. (India)	45		778

Itochu Techno-Solutions Corp. (Japan)	—	(a)	14

Leidos Holdings, Inc.	10		1,019

Mastercard, Inc., Class A	16		5,675

MongoDB, Inc. *	1		530

NEC Corp. (Japan)	1		54

Nexi SpA (Italy) * (c)	2		37

Nomura Research Institute Ltd. (Japan)	1		50

NTT Data Corp. (Japan)	3		37

Obic Co. Ltd. (Japan)	—	(a)	60

Okta, Inc. *	—	(a)	101

Otsuka Corp. (Japan)	—	(a)	21

PayPal Holdings, Inc. *	11		2,595

SCSK Corp. (Japan)	—	(a)	11

Snowflake, Inc., Class A *	1		210

Tata Consultancy Services Ltd. (India)	24		926

TIS, Inc. (Japan)	1		18

Twilio, Inc., Class A *	1		339

WEX, Inc. *	3		552

Wix.com Ltd. (Israel) *	—	(a)	58

INVESTMENTS	SHARES (000)		VALUE ($000)

IT Services — continued

Worldline SA (France) * (c)	1		99

			19,682

Leisure Products — 0.1%

Bandai Namco Holdings, Inc. (Japan)	1		78

Brunswick Corp.	7		503

Sega Sammy Holdings, Inc. (Japan)	1		11

Shimano, Inc. (Japan)	—	(a)	70

Yamaha Corp. (Japan)	1		36

			698

Life Sciences Tools & Services — 0.5%

Eurofins Scientific SE (Luxembourg) *	1		47

Hangzhou Tigermed Consulting Co. Ltd., Class H (China) * (c)	2		53

Lonza Group AG (Registered) (Switzerland)	2		1,094

Mettler-Toledo International, Inc. *	1		686

Pharmaron Beijing Co. Ltd., Class H (China) (c)	1		24

QIAGEN NV *	1		51

Sartorius Stedim Biotech (France)	—	(a)	41

Syneos Health, Inc. *	6		403

Thermo Fisher Scientific, Inc.	3		1,456

WuXi AppTec Co. Ltd., Class H (China) (c)	4		71

Wuxi Biologics Cayman, Inc. (China) * (c)	44		577

			4,503

Machinery — 1.9%

Alfa Laval AB (Sweden) *	1		37

Alstom SA (France) *	11		600

Amada Co. Ltd. (Japan)	1		15

Atlas Copco AB, Class A (Sweden)	22		1,146

Atlas Copco AB, Class B (Sweden)	2		74

CNH Industrial NV (United Kingdom) *	4		54

Daifuku Co. Ltd. (Japan)	—	(a)	49

Douglas Dynamics, Inc.	4		181

Dover Corp.	8		969

Epiroc AB, Class A (Sweden)	3		51

Epiroc AB, Class B (Sweden)	2		28

FANUC Corp. (Japan)	1		197

GEA Group AG (Germany)	1		23

Harmonic Drive Systems, Inc. (Japan)	—	(a)	9

Hino Motors Ltd. (Japan)	1		10

Hitachi Construction Machinery Co. Ltd. (Japan)	1		14

Hiwin Technologies Corp. (Taiwan)	5		74

Hoshizaki Corp. (Japan)	—	(a)	28

IDEX Corp.	2		448

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Machinery — continued

Illinois Tool Works, Inc.	2		324

Ingersoll Rand, Inc. *	12		562

ITT, Inc.	6		493

KION Group AG (Germany)	—	(a)	26

Knorr-Bremse AG (Germany)	—	(a)	42

Komatsu Ltd. (Japan)	4		102

Kone OYJ, Class B (Finland)	13		1,044

Kubota Corp. (Japan)	4		96

Kurita Water Industries Ltd. (Japan)	—	(a)	15

Lincoln Electric Holdings, Inc.	4		489

Makita Corp. (Japan)	1		45

Middleby Corp. (The) *	2		302

MINEBEA MITSUMI, Inc. (Japan)	2		30

MISUMI Group, Inc. (Japan)	1		43

Mitsubishi Heavy Industries Ltd. (Japan)	2		46

Miura Co. Ltd. (Japan)	—	(a)	22

Nabtesco Corp. (Japan)	1		22

NGK Insulators Ltd. (Japan)	1		17

Nordson Corp.	2		352

NSK Ltd. (Japan)	2		13

Otis Worldwide Corp.	3		188

Rational AG (Germany)	—	(a)	20

RBC Bearings, Inc. *	2		445

Sandvik AB (Sweden) *	5		118

Schindler Holding AG (Switzerland)	—	(a)	47

Schindler Holding AG (Registered) (Switzerland)	—	(a)	23

SKF AB, Class B (Sweden)	41		1,056

SMC Corp. (Japan)	2		1,038

Snap-on, Inc.	2		284

Spirax-Sarco Engineering plc (United Kingdom)	—	(a)	48

Stanley Black & Decker, Inc.	15		2,668

Techtronic Industries Co. Ltd. (Hong Kong)	35		493

THK Co. Ltd. (Japan)	1		16

Toro Co. (The)	9		840

Volvo AB, Class B (Sweden) *	43		1,008

Wartsila OYJ Abp (Finland)	2		19

Woodward, Inc.	4		437

Yaskawa Electric Corp. (Japan)	1		55

			16,895

Marine — 0.0% (b)

AP Moller — Maersk A/S, Class A (Denmark)	—	(a)	29

AP Moller — Maersk A/S, Class B (Denmark)	—	(a)	62

Kuehne + Nagel International AG (Registered) (Switzerland)	—	(a)	52

INVESTMENTS	SHARES (000)		VALUE ($000)

Marine — continued

Nippon Yusen KK (Japan)	1		14

			157

Media — 0.8%

Charter Communications, Inc., Class A *	4		2,429

Clear Channel Outdoor Holdings, Inc. *	11		18

Comcast Corp., Class A	30		1,573

CyberAgent, Inc. (Japan)	—	(a)	28

Dentsu Group, Inc. (Japan)	1		27

Discovery, Inc., Class A *	17		514

Discovery, Inc., Class C *	18		468

DISH Network Corp., Class A *	16		523

Hakuhodo DY Holdings, Inc. (Japan)	1		14

iHeartMedia, Inc., Class A *	—	(a)	5

Informa plc (United Kingdom)	6		47

Liberty Media Corp.-Liberty SiriusXM, Class C *	8		356

Nexstar Media Group, Inc., Class A	6		613

Pearson plc (United Kingdom)	3		29

Publicis Groupe SA (France)	1		46

Schibsted ASA, Class A (Norway) *	—	(a)	14

Schibsted ASA, Class B (Norway) *	—	(a)	15

SES SA, FDR (Luxembourg)	2		15

ViacomCBS, Inc.	4		148

WPP plc (United Kingdom)	5		56

			6,938

Metals & Mining — 0.7%

Alrosa PJSC (Russia)	44		59

Anglo American plc (South Africa)	32		1,045

AngloGold Ashanti Ltd., ADR (Tanzania, United Republic of)	1		31

Antofagasta plc (Chile)	2		33

ArcelorMittal SA (Luxembourg) *	3		69

Baoshan Iron & Steel Co. Ltd., Class A (China)	56		51

BHP Group Ltd. (Australia)	59		1,922

BHP Group plc (Australia)	9		236

BlueScope Steel Ltd. (Australia)	2		29

Boliden AB (Sweden)	1		41

China Molybdenum Co. Ltd., Class H (China)	69		45

Evolution Mining Ltd. (Australia)	7		26

Evraz plc (Russia)	2		14

Fortescue Metals Group Ltd. (Australia)	7		129

Freeport-McMoRan, Inc.	14		375

Fresnillo plc (Mexico)	1		12

Gerdau SA (Preference) (Brazil)	11		54

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Metals & Mining — continued

Glencore plc (Australia) *	42		134

Gold Fields Ltd., ADR (South Africa)	1		10

Grupo Mexico SAB de CV, Series B (Mexico)	16		69

Hindalco Industries Ltd. (India)	9		30

Hitachi Metals Ltd. (Japan)	1		14

Impala Platinum Holdings Ltd. (South Africa)	3		40

JFE Holdings, Inc. (Japan)	2		20

Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (c)	5		44

MMC Norilsk Nickel PJSC, ADR (Russia)	2		49

Newcrest Mining Ltd. (Australia)	3		69

Nippon Steel Corp. (Japan) *	4		45

Norsk Hydro ASA (Norway)	6		26

Northern Star Resources Ltd. (Australia)	3		31

Novolipetskiy Metallurgicheskiy Kombinat PAO (Russia)	8		23

POSCO (South Korea)	—	(a)	100

Rio Tinto Ltd. (Australia)	2		138

Rio Tinto plc (Australia)	16		1,177

Severstal PAO, GDR (Russia) (c)	3		59

South32 Ltd. (Australia)	20		39

Sumitomo Metal Mining Co. Ltd. (Japan)	1		45

Vale SA, ADR (Brazil)	12		194

voestalpine AG (Austria)	—	(a)	18

			6,545

Multiline Retail — 0.1%

Kohl’s Corp.	7		293

Lojas Renner SA (Brazil) *	29		243

Magazine Luiza SA (Brazil) *	11		51

Marui Group Co. Ltd. (Japan)	1		14

Neiman Marcus Group Restricted Equity * ‡	—	(a)	5

Next plc (United Kingdom) *	1		56

Nordstrom, Inc.	6		187

Pan Pacific International Holdings Corp. (Japan)	2		42

Ryohin Keikaku Co. Ltd. (Japan)	1		23

Wesfarmers Ltd. (Australia)	5		190

			1,104

Multi-Utilities — 0.2%

AGL Energy Ltd. (Australia)	3		25

CMS Energy Corp.	8		480

E.ON SE (Germany)	9		105

Engie SA (France) *	8		118

National Grid plc (United Kingdom)	15		176

INVESTMENTS	SHARES (000)		VALUE ($000)

Multi-Utilities — continued

NorthWestern Corp.	4		225

RWE AG (Germany)	17		706

Suez SA (France)	1		29

Veolia Environnement SA (France)	2		56

			1,920

Oil, Gas & Consumable Fuels — 1.2%

Ampol Ltd. (Australia)	1		23

Battalion Oil Corp. *	1		4

BP plc (United Kingdom)	358		1,237

Cabot Oil & Gas Corp.	14		220

California Resources Corp. *	21		492

Chevron Corp.	12		1,050

China Shenhua Energy Co. Ltd., Class H (China)	25		47

CNOOC Ltd. (China)	83		76

ConocoPhillips	21		836

Diamondback Energy, Inc.	5		230

Ecopetrol SA, ADR (Colombia)	3		34

ENEOS Holdings, Inc. (Japan)	13		47

Eni SpA (Italy)	11		112

EQT Corp.	19		238

Equinor ASA (Norway)	4		71

Equitrans Midstream Corp.	38		307

Formosa Petrochemical Corp. (Taiwan)	14		50

Galp Energia SGPS SA (Portugal)	2		22

Gazprom PJSC, ADR (Russia)	10		57

Idemitsu Kosan Co. Ltd. (Japan)	1		18

Inpex Corp. (Japan)	4		23

Kinder Morgan, Inc.	44		597

Koninklijke Vopak NV (Netherlands)	—	(a)	16

LUKOIL PJSC, ADR (Russia)	2		133

Lundin Energy AB (Sweden)	1		21

Marathon Petroleum Corp.	15		616

Neste OYJ (Finland)	2		130

Oasis Petroleum, Inc. *	5		169

Oil & Natural Gas Corp. Ltd. (India)	21		27

Oil Search Ltd. (Australia)	8		24

OMV AG (Austria)	1		25

Origin Energy Ltd. (Australia)	7		27

Petroleo Brasileiro SA (Preference) (Brazil)	22		122

Petronet LNG Ltd. (India)	13		44

Phillips 66	8		583

Pioneer Natural Resources Co.	9		1,061

PTT Exploration & Production PCL (Thailand)	13		44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

PTT PCL (Thailand)	31		43

Reliance Industries Ltd. (India)	9		233

Repsol SA (Spain)	6		65

Royal Dutch Shell plc, Class A (Netherlands)	17		305

Royal Dutch Shell plc, Class B (Netherlands)	16		265

Santos Ltd. (Australia)	7		36

SK Innovation Co. Ltd. (South Korea) *	—	(a)	63

S-Oil Corp. (South Korea) *	1		48

Tatneft PJSC, ADR (Russia)	1		28

Tatneft PJSC, ADR (Russia)	1		33

Thai Oil PCL (Thailand)	25		43

TOTAL SE (France)	11		461

Washington H Soul Pattinson & Co. Ltd. (Australia)	—	(a)	10

Whiting Petroleum Corp. *	4		91

Williams Cos., Inc. (The)	22		450

Woodside Petroleum Ltd. (Australia)	4		71

			11,078

Paper & Forest Products — 0.0% (b)

Mondi plc (United Kingdom)	2		48

Oji Holdings Corp. (Japan)	4		21

Stora Enso OYJ, Class R (Finland)	2		47

Suzano SA (Brazil) *	6		62

Svenska Cellulosa AB SCA, Class B (Sweden) *	3		45

UPM-Kymmene OYJ (Finland)	2		84

			307

Personal Products — 0.5%

Beiersdorf AG (Germany)	—	(a)	49

Coty, Inc., Class A	31		220

Estee Lauder Cos., Inc. (The), Class A	3		764

Kao Corp. (Japan)	2		155

Kobayashi Pharmaceutical Co. Ltd. (Japan)	—	(a)	24

Kose Corp. (Japan)	—	(a)	34

LG Household & Health Care Ltd. (South Korea) *	—	(a)	355

L’Oreal SA (France)	1		407

Pola Orbis Holdings, Inc. (Japan)	—	(a)	4

Shiseido Co. Ltd. (Japan)	2		118

Unilever plc (United Kingdom)	28		1,667

Unilever plc (United Kingdom)	11		669

			4,466

Pharmaceuticals — 2.2%

Astellas Pharma, Inc. (Japan)	8		122

AstraZeneca plc (United Kingdom)	6		555

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — continued

Bayer AG (Registered) (Germany)	4		245

Bristol-Myers Squibb Co.	56		3,462

Catalent, Inc. *	13		1,313

Chugai Pharmaceutical Co. Ltd. (Japan)	3		149

Daiichi Sankyo Co. Ltd. (Japan)	7		247

Eisai Co. Ltd. (Japan)	1		79

Eli Lilly and Co.	13		2,174

GlaxoSmithKline plc (United Kingdom)	21		391

H Lundbeck A/S (Denmark)	—	(a)	10

Hikma Pharmaceuticals plc (Jordan)	1		25

Hisamitsu Pharmaceutical Co., Inc. (Japan)	—	(a)	18

Horizon Therapeutics plc *	6		435

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1		23

Ipsen SA (France)	—	(a)	13

Jazz Pharmaceuticals plc *	3		476

Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	4		76

Johnson & Johnson	8		1,250

Kyowa Kirin Co. Ltd. (Japan)	1		33

Merck & Co., Inc.	6		473

Merck KGaA (Germany)	1		94

Nippon Shinyaku Co. Ltd. (Japan)	—	(a)	13

Novartis AG (Registered) (Switzerland)	9		887

Novo Nordisk A/S, Class B (Denmark)	36		2,518

Ono Pharmaceutical Co. Ltd. (Japan)	2		48

Orion OYJ, Class B (Finland)	—	(a)	20

Otsuka Holdings Co. Ltd. (Japan)	2		69

Pfizer, Inc.	14		506

Recordati Industria Chimica e Farmaceutica SpA (Italy)	—	(a)	25

Richter Gedeon Nyrt. (Hungary)	1		16

Roche Holding AG (Switzerland)	7		2,383

Royalty Pharma plc, Class A	11		557

Sanofi (France)	5		466

Santen Pharmaceutical Co. Ltd. (Japan)	2		24

Shionogi & Co. Ltd. (Japan)	1		60

Sumitomo Dainippon Pharma Co. Ltd. (Japan)	1		12

Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	—	(a)	14

Takeda Pharmaceutical Co. Ltd. (Japan)	7		242

Teva Pharmaceutical Industries Ltd., ADR (Israel) *	5		45

UCB SA (Belgium)	1		55

Viatris, Inc. *	11		215

Vifor Pharma AG (Switzerland)	—	(a)	30

			19,868

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Professional Services — 0.5%

51job, Inc., ADR (China) *	—	(a)	30

Adecco Group AG (Registered) (Switzerland)	1		44

Bureau Veritas SA (France) *	1		33

CoreLogic, Inc.	3		203

Experian plc (United Kingdom)	4		148

FTI Consulting, Inc. *	4		429

IHS Markit Ltd.	5		474

Intertek Group plc (United Kingdom)	1		53

Nihon M&A Center, Inc. (Japan)	1		40

NMG, Inc. * ‡	—	(a)	33

Persol Holdings Co. Ltd. (Japan)	1		13

Randstad NV (Netherlands) *	1		32

Recruit Holdings Co. Ltd. (Japan)	6		248

RELX plc (United Kingdom)	42		1,036

RELX plc (United Kingdom)	8		199

SGS SA (Registered) (Switzerland)	—	(a)	1,160

Teleperformance (France)	—	(a)	82

TransUnion	4		434

Wolters Kluwer NV (Netherlands)	1		97

			4,788

Real Estate Management & Development — 0.4%

Aeon Mall Co. Ltd. (Japan)	—	(a)	7

Aroundtown SA (Germany)	4		32

Ayala Land, Inc. (Philippines)	33		28

Azrieli Group Ltd. (Israel)	—	(a)	11

CapitaLand Ltd. (Singapore)	11		27

CBRE Group, Inc., Class A *	10		657

China Overseas Land & Investment Ltd. (China)	21		45

China Resources Land Ltd. (China)	18		74

China Vanke Co. Ltd., Class H (China)	13		46

City Developments Ltd. (Singapore)	2		12

CK Asset Holdings Ltd. (Hong Kong)	11		56

Country Garden Holdings Co. Ltd. (China)	13		18

Cushman & Wakefield plc *	18		265

Daito Trust Construction Co. Ltd. (Japan)	—	(a)	28

Daiwa House Industry Co. Ltd. (Japan)	2		71

Deutsche Wohnen SE (Germany)	1		77

Emaar Properties PJSC (United Arab Emirates) *	24		24

ESR Cayman Ltd. (China) * (c)	7		25

Fastighets AB Balder, Class B (Sweden) *	—	(a)	22

Hang Lung Properties Ltd. (Hong Kong)	9		24

Henderson Land Development Co. Ltd. (Hong Kong)	7		26

Hongkong Land Holdings Ltd. (Hong Kong)	5		20

INVESTMENTS	SHARES (000)		VALUE ($000)

Real Estate Management & Development — continued

Hulic Co. Ltd. (Japan)	1		14

LEG Immobilien AG (Germany)	—	(a)	47

LendLease Corp. Ltd. (Australia)	3		30

Longfor Group Holdings Ltd. (China) (c)	13		73

Mitsubishi Estate Co. Ltd. (Japan)	5		80

Mitsui Fudosan Co. Ltd. (Japan)	21		429

New World Development Co. Ltd. (Hong Kong)	6		29

Nomura Real Estate Holdings, Inc. (Japan)	1		11

Poly Developments and Holdings Group Co. Ltd., Class A (China)	17		42

Sino Land Co. Ltd. (Hong Kong)	16		21

Sumitomo Realty & Development Co. Ltd. (Japan)	1		43

Sun Hung Kai Properties Ltd. (Hong Kong)	6		70

Swire Pacific Ltd., Class A (Hong Kong)	2		11

Swire Properties Ltd. (Hong Kong)	5		15

Swiss Prime Site AG (Registered) (Switzerland)	—	(a)	32

Tokyu Fudosan Holdings Corp. (Japan)	3		14

UOL Group Ltd. (Singapore)	2		12

Vonovia SE (Germany)	13		977

Wharf Real Estate Investment Co. Ltd. (Hong Kong)	7		36

			3,581

Road & Rail — 0.9%

Aurizon Holdings Ltd. (Australia)	8		24

Canadian National Railway Co. (Canada)	12		1,306

Central Japan Railway Co. (Japan)	1		85

East Japan Railway Co. (Japan)	1		93

Hankyu Hanshin Holdings, Inc. (Japan)	1		33

Keikyu Corp. (Japan)	1		15

Keio Corp. (Japan)	—	(a)	31

Keisei Electric Railway Co. Ltd. (Japan)	1		20

Kintetsu Group Holdings Co. Ltd. (Japan)	1		31

Knight-Swift Transportation Holdings, Inc.	8		337

Kyushu Railway Co. (Japan)	1		13

Landstar System, Inc.	2		314

Localiza Rent a Car SA (Brazil) *	4		51

Lyft, Inc., Class A *	22		1,082

MTR Corp. Ltd. (Hong Kong)	7		36

Nagoya Railroad Co. Ltd. (Japan)	1		21

Nippon Express Co. Ltd. (Japan)	—	(a)	20

Norfolk Southern Corp.	14		3,355

Odakyu Electric Railway Co. Ltd. (Japan)	1		38

Old Dominion Freight Line, Inc.	3		506

Seibu Holdings, Inc. (Japan)	1		9

Tobu Railway Co. Ltd. (Japan)	1		24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Road & Rail — continued

Tokyu Corp. (Japan)	2		26

Uber Technologies, Inc. *	19		984

West Japan Railway Co. (Japan)	1		37

			8,491

Semiconductors & Semiconductor Equipment — 3.4%

Advanced Micro Devices, Inc. *	30		2,771

Advantest Corp. (Japan)	1		67

Analog Devices, Inc.	24		3,486

Applied Materials, Inc.	11		912

ASE Technology Holding Co. Ltd. (Taiwan)	29		84

ASM Pacific Technology Ltd. (Hong Kong)	1		19

ASML Holding NV (Netherlands)	8		3,725

ASML Holding NV (Registered), NYRS (Netherlands)	1		667

CMC Materials, Inc.	3		412

Disco Corp. (Japan)	—	(a)	34

Enphase Energy, Inc. *	5		841

Entegris, Inc.	7		671

Global Unichip Corp. (Taiwan)	2		24

Globalwafers Co. Ltd. (Taiwan)	1		25

Infineon Technologies AG (Germany)	6		212

Lam Research Corp.	3		1,330

Lasertec Corp. (Japan)	—	(a)	35

MediaTek, Inc. (Taiwan)	2		53

Microchip Technology, Inc.	4		507

Monolithic Power Systems, Inc.	1		289

Nanya Technology Corp. (Taiwan)	11		34

NVIDIA Corp.	3		1,493

NXP Semiconductors NV (Netherlands)	16		2,486

QUALCOMM, Inc.	10		1,451

Realtek Semiconductor Corp. (Taiwan)	5		70

Renesas Electronics Corp. (Japan) *	3		35

Rohm Co. Ltd. (Japan)	1		48

Silergy Corp. (China)	1		86

SK Hynix, Inc. (South Korea)	2		222

SolarEdge Technologies, Inc. *	2		659

STMicroelectronics NV (Switzerland)	3		100

SUMCO Corp. (Japan)	1		26

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	158		2,989

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	22		2,384

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	12		1,264

Teradyne, Inc.	3		406

INVESTMENTS	SHARES (000)		VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Texas Instruments, Inc.	6		935

Tokyo Electron Ltd. (Japan)	1		224

Vanguard International Semiconductor Corp. (Taiwan)	8		33

			31,109

Software — 2.7%

Aspen Technology, Inc. *	3		411

AVEVA Group plc (United Kingdom)	—	(a)	21

Cadence Design Systems, Inc. *	3		473

Ceridian HCM Holding, Inc. *	5		545

Check Point Software Technologies Ltd. (Israel) *	—	(a)	64

Coupa Software, Inc. *	2		574

Crowdstrike Holdings, Inc., Class A *	3		703

CyberArk Software Ltd. *	—	(a)	26

Dassault Systemes SE (France)	1		113

Envestnet, Inc. *	3		253

Five9, Inc. *	2		335

Guidewire Software, Inc. *	3		405

HubSpot, Inc. *	1		455

Hundsun Technologies, Inc., Class A (China)	3		42

Kingdee International Software Group Co. Ltd. (China) *	19		78

Kingsoft Corp. Ltd. (China)	10		65

Microsoft Corp.	55		12,149

Nemetschek SE (Germany)	—	(a)	18

Nice Ltd. (Israel) *	—	(a)	75

Oracle Corp. (Japan)	—	(a)	26

Paylocity Holding Corp. *	1		207

PTC, Inc. *	2		279

Q2 Holdings, Inc. *	4		542

RealPage, Inc. *	4		332

Sage Group plc (The) (United Kingdom)	5		37

salesforce.com, Inc. *	6		1,258

Sangfor Technologies, Inc., Class A (China)	1		46

SAP SE (Germany)	4		574

ServiceNow, Inc. *	1		680

SS&C Technologies Holdings, Inc.	10		743

Synopsys, Inc. *	2		614

TeamViewer AG (Germany) * (c)	1		34

Temenos AG (Registered) (Switzerland)	—	(a)	39

Trade Desk, Inc. (The), Class A *	1		986

Trend Micro, Inc. (Japan)	1		29

Tyler Technologies, Inc. *	1		438

WiseTech Global Ltd. (Australia)	1		15

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Workday, Inc., Class A *	3		831

Xero Ltd. (New Zealand) *	1		58

Zscaler, Inc. *	2		470

			25,043

Specialty Retail — 1.2%

ABC-Mart, Inc. (Japan)	—	(a)	11

AutoZone, Inc. *	1		1,036

Best Buy Co., Inc.	6		641

CarMax, Inc. *	5		447

Fast Retailing Co. Ltd. (Japan)	—	(a)	179

Gap, Inc. (The)	3		67

Hennes & Mauritz AB, Class B (Sweden)	3		71

Hikari Tsushin, Inc. (Japan)	—	(a)	23

Home Depot, Inc. (The)	6		1,545

Industria de Diseno Textil SA (Spain)	24		769

JD Sports Fashion plc (United Kingdom) *	2		22

Kingfisher plc (United Kingdom) *	9		33

Lowe’s Cos., Inc.	6		994

Murphy USA, Inc.	3		436

National Vision Holdings, Inc. *	6		260

Nitori Holdings Co. Ltd. (Japan)	—	(a)	84

O’Reilly Automotive, Inc. *	6		2,596

Ross Stores, Inc.	4		547

Shimamura Co. Ltd. (Japan)	—	(a)	10

Tractor Supply Co.	5		743

USS Co. Ltd. (Japan)	1		20

Yamada Holdings Co. Ltd. (Japan)	3		16

			10,550

Technology Hardware, Storage & Peripherals — 1.9%

Advantech Co. Ltd. (Taiwan)	5		57

Apple, Inc.	77		10,188

Brother Industries Ltd. (Japan)	1		19

Canon, Inc. (Japan)	4		81

FUJIFILM Holdings Corp. (Japan)	2		79

Inventec Corp. (Taiwan)	19		16

Logitech International SA (Registered) (Switzerland)	1		67

Quanta Computer, Inc. (Taiwan)	15		43

Ricoh Co. Ltd. (Japan)	3		19

Samsung Electronics Co. Ltd. (South Korea)	86		6,451

Seiko Epson Corp. (Japan)	1		18

Wiwynn Corp. (Taiwan)	1		25

Xiaomi Corp., Class B (China) * (c)	39		167

			17,230

INVESTMENTS	SHARES (000)		VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.9%

adidas AG (Germany) *	4		1,615

Burberry Group plc (United Kingdom) *	2		42

Carter’s, Inc.	2		219

Cie Financiere Richemont SA (Registered) (Switzerland)	2		199

Columbia Sportswear Co.	5		423

Eclat Textile Co. Ltd. (Taiwan)	3		45

EssilorLuxottica SA (France)	1		188

Feng TAY Enterprise Co. Ltd. (Taiwan)	4		27

Hermes International (France)	—	(a)	145

Kering SA (France)	—	(a)	234

LVMH Moet Hennessy Louis Vuitton SE (France)	6		3,601

Moncler SpA (Italy) *	1		50

NIKE, Inc., Class B	7		1,045

Pandora A/S (Denmark)	—	(a)	47

Puma SE (Germany) *	—	(a)	47

Ralph Lauren Corp.	6		575

Shenzhou International Group Holdings Ltd. (China)	2		43

Swatch Group AG (The) (Switzerland)	—	(a)	33

Swatch Group AG (The) (Registered) (Switzerland)	—	(a)	12

			8,590

Thrifts & Mortgage Finance — 0.1%

Housing Development Finance Corp. Ltd. (India)	36		1,263

Tobacco — 0.1%

British American Tobacco plc (United Kingdom)	10		361

Imperial Brands plc (United Kingdom)	4		84

ITC Ltd. (India)	98		282

Japan Tobacco, Inc. (Japan)	5		102

Swedish Match AB (Sweden)	1		53

			882

Trading Companies & Distributors — 0.2%

Ashtead Group plc (United Kingdom)	2		89

BOC Aviation Ltd. (Singapore) (c)	2		17

Brenntag AG (Germany)	1		51

Bunzl plc (United Kingdom)	1		48

Ferguson plc	10		1,208

ITOCHU Corp. (Japan)	6		164

Marubeni Corp. (Japan)	7		47

Mitsubishi Corp. (Japan)	6		138

Mitsui & Co. Ltd. (Japan)	7		127

MonotaRO Co. Ltd. (Japan)	1		25

Sumitomo Corp. (Japan)	5		66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Trading Companies & Distributors — continued

Toyota Tsusho Corp. (Japan)	1		40

			2,020

Transportation Infrastructure — 0.0% (b)

Aena SME SA (Spain) * (c)	—	(a)	49

Aeroports de Paris (France)	—	(a)	16

Airports of Thailand PCL (Thailand)	23		48

Atlantia SpA (Italy) *	2		38

Auckland International Airport Ltd. (New Zealand)	5		29

Getlink SE (France) *	2		32

Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico) *	2		40

International Container Terminal Services, Inc. (Philippines)	8		22

Japan Airport Terminal Co. Ltd. (Japan)	—	(a)	12

Sydney Airport (Australia) *	6		28

Transurban Group (Australia)	12		122

Zhejiang Expressway Co. Ltd., Class H (China)	20		17

			453

Water Utilities — 0.0% (b)

Severn Trent plc (United Kingdom)	1		32

United Utilities Group plc (United Kingdom)	3		35

			67

Wireless Telecommunication Services — 0.2%

America Movil SAB de CV, Series L (Mexico)	140		102

China Mobile Ltd. (China)	16		91

KDDI Corp. (Japan)	7		202

MTN Group (South Africa)	7		31

SK Telecom Co. Ltd. (South Korea)	—	(a)	37

SoftBank Corp. (Japan)	12		152

SoftBank Group Corp. (Japan)	7		520

Tele2 AB, Class B (Sweden)	2		28

TIM SA (Brazil) *	13		36

T-Mobile US, Inc. *	4		588

Vodacom Group Ltd. (South Africa)	4		30

Vodafone Group plc (United Kingdom)	114		187

			2,004

Total Common Stocks (Cost $316,721)			503,749

Investment Companies — 19.4%

Fixed Income — 19.4%

JPMorgan Core Bond Fund Class R6 Shares (d)	3,070		37,736

JPMorgan Corporate Bond Fund Class R6 Shares (d)	11,292		123,311

INVESTMENTS	SHARES (000)	VALUE ($000)

Fixed Income — continued

JPMorgan Emerging Markets Debt Fund Class R6 Shares (d)	1,774	14,724

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (d)	125	1,033

Total Fixed Income		176,804

Total Investment Companies (Cost $170,723)		176,804

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 10.3%

Aerospace & Defense — 0.2%

Bombardier, Inc. (Canada)

6.13%, 1/15/2023 (e)	87	85

7.50%, 3/15/2025 (e)	195	181

7.88%, 4/15/2027 (e)	98	90

BWX Technologies, Inc.

5.38%, 7/15/2026 (e)	40	42

Howmet Aerospace, Inc.

5.13%, 10/1/2024	124	136

6.88%, 5/1/2025	210	248

5.90%, 2/1/2027	153	181

5.95%, 2/1/2037	61	73

Rolls-Royce plc (United Kingdom)

5.75%, 10/15/2027 (e)	200	222

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (e)	110	118

TransDigm, Inc. 6.25%, 3/15/2026 (e)	342	364

Triumph Group, Inc.

8.88%, 6/1/2024 (e)	150	164

6.25%, 9/15/2024 (e)	15	15

7.75%, 8/15/2025	85	78

		1,997

Air Freight & Logistics — 0.0% (b)

XPO Logistics, Inc.

6.13%, 9/1/2023 (e)	102	104

6.75%, 8/15/2024 (e)	148	157

6.25%, 5/1/2025 (e)	105	113

		374

Airlines — 0.0% (b)

Delta Air Lines, Inc.

4.50%, 10/20/2025 (e)	98	105

4.75%, 10/20/2028 (e)	138	150

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENT	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Airlines — continued

United Airlines Holdings, Inc. 5.00%, 2/1/2024	69	69

		324

Auto Components — 0.3%

Adient US LLC

9.00%, 4/15/2025 (e)	100	111

7.00%, 5/15/2026 (e)	315	343

Allison Transmission, Inc.

4.75%, 10/1/2027 (e)	20	21

5.88%, 6/1/2029 (e)	310	343

3.75%, 1/30/2031 (e)	65	67

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	370	383

6.25%, 3/15/2026	183	190

6.50%, 4/1/2027	120	126

Clarios Global LP 6.25%, 5/15/2026 (e)	246	264

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (e)	155	143

Dana Financing Luxembourg SARL

5.75%, 4/15/2025 (e)	170	176

6.50%, 6/1/2026 (e)	150	157

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	56	57

Icahn Enterprises LP

6.38%, 12/15/2025	75	77

6.25%, 5/15/2026	44	47

Tenneco, Inc. 5.00%, 7/15/2026	160	147

		2,652

Automobiles — 0.0% (b)

Ford Motor Co.

8.50%, 4/21/2023	29	33

9.00%, 4/22/2025	29	35

9.63%, 4/22/2030	12	17

		85

Banks — 0.0% (b)

CIT Group, Inc. 5.25%, 3/7/2025	135	154

Citigroup, Inc. Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (f) (g) (h)	45	49

Natwest Group plc (United Kingdom) 5.13%, 5/28/2024	125	141

		344

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — 0.1%

American Woodmark Corp. 4.88%, 3/15/2026 (e)	60	62

Griffon Corp. 5.75%, 3/1/2028	160	169

Standard Industries, Inc.

5.00%, 2/15/2027 (e)	118	123

4.75%, 1/15/2028 (e)	425	448

3.38%, 1/15/2031 (e)	60	60

Summit Materials LLC 5.13%, 6/1/2025 (e)	85	86

		948

Capital Markets — 0.0% (b)

Goldman Sachs Group, Inc. (The) Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022(f) (g) (h)	100	101

MSCI, Inc. 5.38%, 5/15/2027 (e)	76	81

		182

Chemicals — 0.1%

Axalta Coating Systems LLC 3.38%, 2/15/2029 (e)	165	165

Chemours Co. (The) 7.00%, 5/15/2025	345	358

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (e)	210	219

5.25%, 6/1/2027 (e)	250	266

Olin Corp. 5.13%, 9/15/2027	50	52

WR Grace & Co.-Conn. 5.63%, 10/1/2024 (e)	30	32

		1,092

Commercial Services & Supplies — 0.2%

ACCO Brands Corp. 5.25%, 12/15/2024 (e)	98	101

ADT Security Corp. (The)

4.13%, 6/15/2023	80	85

4.88%, 7/15/2032 (e)	75	81

Allied Universal Holdco LLC

6.63%, 7/15/2026 (e)	21	22

9.75%, 7/15/2027 (e)	22	24

Aramark Services, Inc.

5.00%, 4/1/2025 (e)	130	134

5.00%, 2/1/2028 (e)	105	110

Covanta Holding Corp. 5.88%, 7/1/2025	40	42

GFL Environmental, Inc. (Canada) 3.75%, 8/1/2025 (e)	225	229

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (e)	5	5

5.00%, 2/1/2025 (e)	27	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Commercial Services & Supplies — continued

Nielsen Finance LLC

5.00%, 4/15/2022 (e)	114	114

5.63%, 10/1/2028 (e)	120	131

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (e)	47	50

5.75%, 4/15/2026 (e)	150	165

6.25%, 1/15/2028 (e)	125	134

		1,455

Communications Equipment — 0.1%

CommScope Technologies LLC

6.00%, 6/15/2025 (e)	237	242

5.00%, 3/15/2027 (e)	52	52

CommScope, Inc.

5.50%, 3/1/2024 (e)	71	73

6.00%, 3/1/2026 (e)	370	390

8.25%, 3/1/2027 (e)	136	145

		902

Construction & Engineering — 0.0% (b)

AECOM 5.13%, 3/15/2027	64	71

Consumer Finance — 0.5%

Ally Financial, Inc.

4.63%, 5/19/2022	225	237

5.75%, 11/20/2025	105	123

8.00%, 11/1/2031	60	88

Avolon Holdings Funding Ltd. (Ireland)

5.13%, 10/1/2023 (e)	99	106

4.38%, 5/1/2026 (e)	85	92

Ford Motor Credit Co. LLC

4.06%, 11/1/2024	205	215

4.39%, 1/8/2026	1,780	1,868

4.54%, 8/1/2026	665	710

4.27%, 1/9/2027	200	210

Navient Corp.

6.13%, 3/25/2024	70	75

6.75%, 6/25/2025	190	207

5.00%, 3/15/2027	50	50

OneMain Finance Corp.

8.25%, 10/1/2023	100	115

6.13%, 3/15/2024	75	82

6.88%, 3/15/2025	40	46

7.13%, 3/15/2026	200	237

6.63%, 1/15/2028	39	46

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

5.38%, 11/15/2029	65	73

		4,580

Containers & Packaging — 0.3%

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (e)	200	207

5.25%, 8/15/2027 (e)	400	420

Ball Corp. 2.88%, 8/15/2030	225	225

Berry Global, Inc. 4.88%, 7/15/2026 (e)	284	305

Crown Americas LLC 4.75%, 2/1/2026	35	36

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (e)	305	330

10.50%, 7/15/2027 (e)	40	45

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (e)	505	515

7.25%, 4/15/2025 (e)	150	152

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/2023 (e)	115	123

Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (e)	175	179

		2,537

Distributors — 0.0% (b)

Performance Food Group, Inc. 5.50%, 10/15/2027 (e)	240	253

Wolverine Escrow LLC 9.00%, 11/15/2026 (e)	165	156

		409

Diversified Consumer Services — 0.0% (b)

Service Corp. International 4.63%, 12/15/2027	45	48

5.13%, 6/1/2029	280	310

		358

Diversified Financial Services — 0.1%

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (e)	100	107

8.25%, 11/15/2026 (e)	157	171

Sabre GLBL, Inc.

5.25%, 11/15/2023 (e)	10	10

9.25%, 4/15/2025 (e)	190	226

		514

Diversified Telecommunication Services — 1.1%

Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (e)	255	286

Altice France SA (France) 7.38%, 5/1/2026 (e)	400	421

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

CCO Holdings LLC

5.75%, 2/15/2026 (e)	330	341

5.50%, 5/1/2026 (e)	525	544

5.13%, 5/1/2027 (e)	1,110	1,178

5.00%, 2/1/2028 (e)	210	222

4.75%, 3/1/2030 (e)	648	699

4.25%, 2/1/2031 (e)	276	291

CenturyLink, Inc.

Series W, 6.75%, 12/1/2023	35	39

Series Y, 7.50%, 4/1/2024	75	85

5.63%, 4/1/2025	240	259

5.13%, 12/15/2026 (e)	580	612

4.00%, 2/15/2027 (e)	125	129

Series G, 6.88%, 1/15/2028	49	57

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (e)	240	249

8.00%, 10/15/2025 (e)	89	95

Embarq Corp. 8.00%, 6/1/2036	147	181

Frontier Communications Corp.

7.13%, 1/15/2023 (i)	55	27

7.63%, 4/15/2024 (i)	25	12

6.88%, 1/15/2025 (i)	14	7

11.00%, 9/15/2025 (i)	67	35

5.88%, 10/15/2027 (e)	100	108

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023 (i)	565	382

8.00%, 2/15/2024 (e) (i) (j)	250	256

8.50%, 10/15/2024 (e) (i)	183	131

9.75%, 7/15/2025 (e) (i)	140	101

Level 3 Financing, Inc.

5.38%, 1/15/2024	70	71

5.38%, 5/1/2025	120	123

5.25%, 3/15/2026	10	10

4.63%, 9/15/2027 (e)	85	89

Sprint Capital Corp.

6.88%, 11/15/2028	100	132

8.75%, 3/15/2032	1,121	1,775

Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	110	135

6.00%, 9/30/2034	305	372

Virgin Media Secured Finance plc (United Kingdom)

5.50%, 8/15/2026 (e)	200	208

5.50%, 5/15/2029 (e)	200	217

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (e)	260	261

		10,140

Electric Utilities — 0.1%

DPL, Inc. 4.35%, 4/15/2029	110	123

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (e)	63	68

NRG Energy, Inc.

7.25%, 5/15/2026	115	121

6.63%, 1/15/2027	77	81

5.75%, 1/15/2028	124	136

5.25%, 6/15/2029 (e)	10	11

3.63%, 2/15/2031 (e)	56	58

PG&E Corp. 5.00%, 7/1/2028	220	234

Vistra Operations Co. LLC

5.50%, 9/1/2026 (e)	190	198

5.63%, 2/15/2027 (e)	103	109

5.00%, 7/31/2027 (e)	95	101

		1,240

Electrical Equipment — 0.0% (b)

Sensata Technologies BV 5.63%, 11/1/2024 (e)	260	291

Electronic Equipment, Instruments & Components — 0.1%

CDW LLC

5.50%, 12/1/2024	45	51

4.25%, 4/1/2028	328	346

Sensata Technologies, Inc. 4.38%, 2/15/2030 (e)	170	183

		580

Energy Equipment & Services — 0.1%

Archrock Partners LP 6.88%, 4/1/2027 (e)	9	10

Nabors Industries Ltd. 7.25%, 1/15/2026 (e)	50	35

Nabors Industries, Inc. 5.75%, 2/1/2025	115	60

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (e)	87	37

Transocean Guardian Ltd. 5.88%, 1/15/2024 (e)	97	82

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	94	90

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (e)	84	76

Transocean Proteus Ltd. 6.25%, 12/1/2024 (e)	62	58

Transocean, Inc. 11.50%, 1/30/2027 (e)	38	27

		475

Entertainment — 0.3%

AMC Entertainment Holdings, Inc. 10.50%, 4/24/2026 (e)	73	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Entertainment — continued

12.00% (PIK), 6/15/2026 (e) (k)	211	45

Cinemark USA, Inc.

4.88%, 6/1/2023	97	92

8.75%, 5/1/2025 (e)	60	65

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (e)	259	265

6.50%, 5/15/2027 (e)	140	157

4.75%, 10/15/2027 (e)	255	262

Netflix, Inc.

5.88%, 2/15/2025	22	25

4.88%, 4/15/2028	210	237

5.88%, 11/15/2028	75	90

5.38%, 11/15/2029 (e)	85	100

4.88%, 6/15/2030 (e)	485	558

WMG Acquisition Corp. 3.88%, 7/15/2030 (e)	340	361

		2,307

Equity Real Estate Investment Trusts (REITs) — 0.3%

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (e)	80	79

ESH Hospitality, Inc.

5.25%, 5/1/2025 (e)	80	82

4.63%, 10/1/2027 (e)	124	127

Iron Mountain, Inc.

4.88%, 9/15/2027 (e)	124	130

5.25%, 3/15/2028 (e)	205	216

4.88%, 9/15/2029 (e)	165	174

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	220	239

5.75%, 2/1/2027	254	285

4.50%, 1/15/2028	15	16

RHP Hotel Properties LP 5.00%, 4/15/2023	195	196

4.75%, 10/15/2027	120	124

SBA Communications Corp. 3.88%, 2/15/2027 (e)	130	136

Uniti Group LP 6.00%, 4/15/2023 (e)	80	82

VICI Properties LP

3.50%, 2/15/2025 (e)	30	31

4.25%, 12/1/2026 (e)	405	420

3.75%, 2/15/2027 (e)	135	138

4.13%, 8/15/2030 (e)	30	31

		2,506

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.2%

Albertsons Cos., Inc.

3.50%, 2/15/2023 (e)	40	41

3.25%, 3/15/2026 (e)	405	411

7.50%, 3/15/2026 (e)	115	129

4.63%, 1/15/2027 (e)	220	234

3.50%, 3/15/2029 (e)	100	101

4.88%, 2/15/2030 (e)	90	99

New Albertsons LP 8.00%, 5/1/2031	29	36

Rite Aid Corp.

7.50%, 7/1/2025 (e)	80	84

8.00%, 11/15/2026 (e)	274	293

		1,428

Food Products — 0.3%

B&G Foods, Inc. 5.25%, 4/1/2025	169	174

JBS USA LUX SA

5.75%, 6/15/2025 (e)	60	62

6.50%, 4/15/2029 (e)	24	28

5.50%, 1/15/2030 (e)	216	248

Kraft Heinz Foods Co.

4.63%, 1/30/2029	405	463

4.63%, 10/1/2039 (e)	49	55

5.00%, 6/4/2042	146	171

Lamb Weston Holdings, Inc.

4.88%, 11/1/2026 (e)	200	209

4.88%, 5/15/2028 (e)	80	89

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (e)	105	108

Post Holdings, Inc.

5.00%, 8/15/2026 (e)	199	206

5.75%, 3/1/2027 (e)	210	222

5.63%, 1/15/2028 (e)	50	53

5.50%, 12/15/2029 (e)	36	39

4.63%, 4/15/2030 (e)	201	212

		2,339

Gas Utilities — 0.0% (b)

AmeriGas Partners LP 5.50%, 5/20/2025	267	296

5.88%, 8/20/2026	25	28

5.75%, 5/20/2027	39	44

		368

Health Care Equipment & Supplies — 0.0% (b)

Avantor Funding, Inc. 4.63%, 7/15/2028 (e)	130	137

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (e)	100	106

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

Teleflex, Inc. 4.88%, 6/1/2026	32	33

		276

Health Care Providers & Services — 0.9%

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	73	73

5.50%, 7/1/2028 (e)	60	65

Centene Corp.

4.75%, 1/15/2025	57	58

5.38%, 6/1/2026 (e)	24	25

4.25%, 12/15/2027	130	138

4.63%, 12/15/2029	635	705

3.38%, 2/15/2030	280	295

3.00%, 10/15/2030	64	68

Community Health Systems, Inc.

8.63%, 1/15/2024 (e)	440	459

8.00%, 3/15/2026 (e)	24	26

5.63%, 3/15/2027 (e)	108	116

6.00%, 1/15/2029 (e)	57	61

DaVita, Inc.

4.63%, 6/1/2030 (e)	235	249

3.75%, 2/15/2031 (e)	171	174

Encompass Health Corp. 4.50%, 2/1/2028	295	308

HCA, Inc.

5.38%, 2/1/2025	105	118

5.88%, 2/15/2026	703	809

5.63%, 9/1/2028	619	731

5.88%, 2/1/2029	1,060	1,277

3.50%, 9/1/2030	245	260

Tenet Healthcare Corp.

4.63%, 7/15/2024	184	189

4.63%, 9/1/2024 (e)	101	104

5.13%, 5/1/2025	131	133

4.88%, 1/1/2026 (e)	667	698

6.25%, 2/1/2027 (e)	510	541

5.13%, 11/1/2027 (e)	63	67

		7,747

Health Care Technology — 0.0% (b)

IQVIA, Inc. 5.00%, 5/15/2027 (e)	200	213

Hotels, Restaurants & Leisure — 0. 6%

1011778 BC ULC (Canada)

4.25%, 5/15/2024 (e)	139	142

3.88%, 1/15/2028 (e)	30	30

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Boyd Gaming Corp. 6.38%, 4/1/2026	212	220

Caesars Resort Collection LLC 5.75%, 7/1/2025 (e)	312	331

Cedar Fair LP

5.50%, 5/1/2025 (e)	125	130

5.38%, 4/15/2027	4	4

5.25%, 7/15/2029	85	88

Enterprise Development Authority (The) 12.00%, 7/15/2024 (e)	67	75

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	312	322

3.75%, 5/1/2029 (e)	58	61

4.88%, 1/15/2030	48	52

4.00%, 5/1/2031 (e)	36	38

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	60	64

International Game Technology plc

6.50%, 2/15/2025 (e)	200	224

6.25%, 1/15/2027 (e)	200	229

Marriott International, Inc.

Series EE, 5.75%, 5/1/2025	100	117

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	210	219

MGM Resorts International

6.75%, 5/1/2025	650	704

5.75%, 6/15/2025	14	15

4.63%, 9/1/2026	146	155

Royal Caribbean Cruises Ltd.

10.88%, 6/1/2023 (e)	105	119

11.50%, 6/1/2025 (e)	158	185

Scientific Games International, Inc. 5.00%, 10/15/2025 (e)	155	160

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (e)	227	227

5.50%, 4/15/2027 (e)	65	67

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (e)	45	49

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (e)	184	194

Station Casinos LLC 5.00%, 10/1/2025 (e)	115	116

4.50%, 2/15/2028 (e)	15	15

Wyndham Destinations, Inc. 6.60%, 10/1/2025 (j)	36	41

6.00%, 4/1/2027 (j)	34	38

Wynn Las Vegas LLC 5.50%, 3/1/2025 (e)	402	420

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (e)	140	147

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Yum! Brands, Inc.

7.75%, 4/1/2025 (e)	120	133

4.75%, 1/15/2030 (e)	107	117

3.63%, 3/15/2031	111	112

		5,360

Household Durables — 0.1%

Lennar Corp.

4.75%, 5/30/2025	130	149

5.00%, 6/15/2027	35	41

Newell Brands, Inc.

4.70%, 4/1/2026 (j)	325	358

5.87%, 4/1/2036 (j)	185	224

Tempur Sealy International, Inc.

5.63%, 10/15/2023	177	180

5.50%, 6/15/2026	203	211

		1,163

Household Products — 0.2%

Central Garden & Pet Co. 5.13%, 2/1/2028	195	207

Energizer Holdings, Inc.

7.75%, 1/15/2027 (e)	475	528

4.75%, 6/15/2028 (e)	175	184

Spectrum Brands, Inc.

6.13%, 12/15/2024	59	60

5.75%, 7/15/2025	178	184

5.00%, 10/1/2029 (e)	236	254

5.50%, 7/15/2030 (e)	115	124

		1,541

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corp.

5.25%, 6/1/2026 (e)	158	163

5.13%, 3/15/2028 (e)	225	237

Clearway Energy Operating LLC

5.75%, 10/15/2025	5	6

5.00%, 9/15/2026	60	62

		468

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding LLC 7.50% (PIK), 9/25/2025 (e) (k)	87	85

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (e)	85	90

		175

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — 0.0% (b)

Gartner, Inc.

4.50%, 7/1/2028 (e)	130	137

3.75%, 10/1/2030 (e)	60	63

		200

Leisure Products — 0.1%

Mattel, Inc.

3.15%, 3/15/2023	96	97

6.75%, 12/31/2025 (e)	380	401

5.88%, 12/15/2027 (e)	120	133

Vista Outdoor, Inc. 5.88%, 10/1/2023	100	101

		732

Machinery — 0.0% (b)

Colfax Corp. 6.00%, 2/15/2024 (e)	40	42

Media — 0.9%

Altice Financing SA (Luxembourg) 7.50%, 5/15/2026 (e)	720	760

AMC Networks, Inc.

5.00%, 4/1/2024	60	61

4.75%, 8/1/2025	50	52

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	357	362

5.13%, 8/15/2027 (e)	443	447

CSC Holdings LLC

5.25%, 6/1/2024	85	92

5.50%, 5/15/2026 (e)	475	494

5.38%, 2/1/2028 (e)	200	214

Diamond Sports Group LLC 5.38%, 8/15/2026(e)	311	253

DISH DBS Corp.

6.75%, 6/1/2021	60	61

5.88%, 7/15/2022	200	209

5.00%, 3/15/2023	35	36

5.88%, 11/15/2024	985	1,033

7.75%, 7/1/2026	240	269

Entercom Media Corp. 6.50%, 5/1/2027 (e)	48	49

Gray Television, Inc.

5.88%, 7/15/2026 (e)	85	89

7.00%, 5/15/2027 (e)	120	131

iHeartCommunications, Inc.

6.38%, 5/1/2026	29	31

8.38%, 5/1/2027	114	121

5.25%, 8/15/2027 (e)	295	309

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Lamar Media Corp.

3.75%, 2/15/2028	30	31

4.00%, 2/15/2030	65	67

Meredith Corp. 6.88%, 2/1/2026	495	483

Nexstar Broadcasting, Inc.

5.63%, 7/15/2027 (e)	270	289

4.75%, 11/1/2028 (e)	124	130

Outfront Media Capital LLC 5.00%, 8/15/2027 (e)	85	86

Sinclair Television Group, Inc. 5.88%, 3/15/2026 (e)	12	12

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (e)	15	16

5.38%, 7/15/2026 (e)	110	115

5.00%, 8/1/2027 (e)	415	441

5.50%, 7/1/2029 (e)	12	13

4.13%, 7/1/2030 (e)	315	335

TEGNA, Inc.

5.50%, 9/15/2024 (e)	8	8

4.63%, 3/15/2028 (e)	60	61

ViacomCBS, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (g)	64	66

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	55	62

Videotron Ltd. (Canada) 5.13%, 4/15/2027 (e)	425	451

		7,739

Metals & Mining — 0.2%

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (e)	200	208

6.13%, 5/15/2028 (e)	400	437

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (j)	15	17

Arconic Corp. 6.13%, 2/15/2028 (e)	200	216

Constellium SE 6.63%, 3/1/2025 (e)	250	255

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (e)	47	49

5.13%, 5/15/2024 (e)	15	16

4.50%, 9/15/2027 (e)	70	78

Freeport-McMoRan, Inc.

5.00%, 9/1/2027	145	154

4.13%, 3/1/2028	104	109

4.38%, 8/1/2028	94	100

5.40%, 11/14/2034	45	56

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (e)	220	228

Novelis Corp.

5.88%, 9/30/2026 (e)	110	115

4.75%, 1/30/2030 (e)	95	102

United States Steel Corp. 12.00%, 6/1/2025 (e)	73	84

		2,224

Multiline Retail — 0.0% (b)

Macy’s, Inc. 8.38%, 6/15/2025 (e)	230	255

NMG Holding Co., Inc. 1.00%, 9/25/2025 ‡ (e) (l)	66	71

		326

Oil, Gas & Consumable Fuels — 1.1%

Antero Midstream Partners LP

5.38%, 9/15/2024	240	234

5.75%, 1/15/2028 (e)	60	58

Antero Resources Corp.

5.13%, 12/1/2022	250	249

5.63%, 6/1/2023	66	65

Apache Corp.

4.63%, 11/15/2025	97	102

4.88%, 11/15/2027	203	215

Blue Racer Midstream LLC 6.13%, 11/15/2022 (e)	165	165

Buckeye Partners LP

4.13%, 3/1/2025 (e)	235	238

4.13%, 12/1/2027	225	229

4.50%, 3/1/2028 (e)	35	36

Cenovus Energy, Inc. (Canada) 5.38%, 7/15/2025	322	363

Cheniere Energy Partners LP 5.25%, 10/1/2025	195	200

4.50%, 10/1/2029	325	344

Cheniere Energy, Inc. 4.63%, 10/15/2028 (e)	120	126

Chesapeake Energy Corp. 11.50%, 1/1/2025 (e) (i)	107	19

Comstock Resources, Inc.

7.50%, 5/15/2025 (e)	95	96

9.75%, 8/15/2026	200	215

Continental Resources, Inc.

5.00%, 9/15/2022	102	102

5.75%, 1/15/2031 (e)	196	218

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (j)	98	98

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

5.75%, 4/1/2025	115	117

5.63%, 5/1/2027 (e)	65	65

DCP Midstream Operating LP

4.95%, 4/1/2022	20	21

5.38%, 7/15/2025	166	182

5.63%, 7/15/2027	65	72

6.75%, 9/15/2037 (e)	60	65

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%),

6.00%, 12/15/2022 (f) (g) (h)	125	73

4.40%, 4/1/2024	32	32

4.15%, 6/1/2025	110	108

4.85%, 7/15/2026	18	17

EQM Midstream Partners LP

6.00%, 7/1/2025 (e)	25	27

4.13%, 12/1/2026	135	136

EQT Corp. 7.88%, 2/1/2025 (j)	250	285

Genesis Energy LP

6.25%, 5/15/2026	160	151

7.75%, 2/1/2028	64	61

Gulfport Energy Corp.

6.63%, 5/1/2023 (i)	55	36

6.00%, 10/15/2024 (i)	15	10

6.38%, 5/15/2025 (i)	85	56

6.38%, 1/15/2026 (i)	80	53

Hess Midstream Operations LP 5.63%, 2/15/2026 (e)	95	99

Hilcorp Energy I LP

5.75%, 10/1/2025 (e)	57	58

6.25%, 11/1/2028 (e)	52	53

Matador Resources Co. 5.88%, 9/15/2026	31	30

MEG Energy Corp. (Canada)

7.00%, 3/31/2024 (e)	19	19

6.50%, 1/15/2025 (e)	284	292

7.13%, 2/1/2027 (e)	48	49

NuStar Logistics LP

5.75%, 10/1/2025	60	64

6.00%, 6/1/2026	33	36

5.63%, 4/28/2027	32	34

6.38%, 10/1/2030	60	68

Occidental Petroleum Corp.

2.70%, 8/15/2022	293	293

2.90%, 8/15/2024	250	241

8.00%, 7/15/2025	60	68

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

5.88%, 9/1/2025	70	75

3.00%, 2/15/2027	20	18

8.50%, 7/15/2027	141	163

6.38%, 9/1/2028	70	74

8.88%, 7/15/2030	158	185

6.63%, 9/1/2030	70	76

6.13%, 1/1/2031	111	119

Parsley Energy LLC

5.38%, 1/15/2025 (e)	210	216

5.25%, 8/15/2025 (e)	85	88

PBF Holding Co. LLC

9.25%, 5/15/2025 (e)	83	81

6.00%, 2/15/2028	125	72

QEP Resources, Inc.

5.25%, 5/1/2023	30	31

5.63%, 3/1/2026	49	54

Range Resources Corp.

4.88%, 5/15/2025	140	132

9.25%, 2/1/2026	50	52

SM Energy Co. 5.00%, 1/15/2024	55	46

5.63%, 6/1/2025	45	37

6.63%, 1/15/2027	89	71

Southwestern Energy Co.

6.45%, 1/23/2025 (j)	227	235

7.50%, 4/1/2026	60	63

7.75%, 10/1/2027	10	11

Sunoco LP 5.50%, 2/15/2026	35	36

5.88%, 3/15/2028	10	11

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (e)	174	177

5.50%, 1/15/2028 (e)	60	61

Targa Resources Partners LP

5.88%, 4/15/2026	740	784

6.50%, 7/15/2027	127	138

6.88%, 1/15/2029	85	96

4.88%, 2/1/2031 (e)	58	63

TerraForm Power Operating LLC 5.00%, 1/31/2028 (e)	85	95

Western Midstream Operating LP 4.00%, 7/1/2022	55	56

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

WPX Energy, Inc. 5.75%, 6/1/2026	204	215

4.50%, 1/15/2030	205	217

		10,191

Personal Products — 0.0% (b)

Edgewell Personal Care Co. 5.50%, 6/1/2028 (e)	250	269

Prestige Brands, Inc. 5.13%, 1/15/2028 (e)	80	85

		354

Pharmaceuticals — 0.4%

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (e)	249	277

8.50%, 1/31/2027 (e)	238	265

Bausch Health Cos., Inc.

7.00%, 3/15/2024 (e)	61	63

6.13%, 4/15/2025 (e)	172	177

5.50%, 11/1/2025 (e)	146	151

9.00%, 12/15/2025 (e)	215	238

5.75%, 8/15/2027 (e)	54	58

7.00%, 1/15/2028 (e)	151	166

5.00%, 1/30/2028 (e)	1,119	1,153

5.00%, 2/15/2029 (e)	136	140

7.25%, 5/30/2029 (e)	31	35

5.25%, 1/30/2030 (e)	64	67

5.25%, 2/15/2031 (e)	109	114

Elanco Animal Health, Inc. 5.90%, 8/28/2028 (j)	65	77

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	310	336

		3,317

Professional Services — 0.0% (b)

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (e)	50	54

Jaguar Holding Co. II 5.00%, 6/15/2028 (e)	125	133

		187

Real Estate Management & Development — 0.0% (b)

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	39	40

Road & Rail — 0.1%

AerCap Global Aviation Trust (Ireland)

(ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (e) (g)	200	204

Avis Budget Car Rental LLC 6.38%, 4/1/2024 (e)	415	423

5.25%, 3/15/2025 (e)	97	98

5.75%, 7/15/2027 (e)	46	46

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued

Hertz Corp. (The)

7.63%, 6/1/2022 (e) (i)	55	54

5.50%, 10/15/2024 (e) (i)	252	136

7.13%, 8/1/2026 (e) (i)	160	87

		1,048

Semiconductors & Semiconductor Equipment — 0.0% (b)

Microchip Technology, Inc. 4.25%, 9/1/2025 (e)	90	95

ON Semiconductor Corp. 3.88%, 9/1/2028 (e)	120	124

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (e)	200	208

		427

Software — 0.1%

CDK Global, Inc.

5.88%, 6/15/2026	35	36

4.88%, 6/1/2027	90	95

5.25%, 5/15/2029 (e)	156	173

Open Text Corp. (Canada) 5.88%, 6/1/2026 (e)	120	125

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	243	260

		689

Specialty Retail — 0.4%

Gap, Inc. (The)

8.38%, 5/15/2023 (e)	140	159

8.88%, 5/15/2027 (e)	195	226

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (e)	155	160

L Brands, Inc.

7.50%, 6/15/2029	280	312

6.88%, 11/1/2035	150	168

Penske Automotive Group, Inc. 5.50%, 5/15/2026	251	261

PetSmart, Inc.

7.13%, 3/15/2023 (e)	405	405

5.88%, 6/1/2025 (e)	657	675

8.88%, 6/1/2025 (e)	40	41

Staples, Inc.

7.50%, 4/15/2026 (e)	650	679

10.75%, 4/15/2027 (e)	100	99

		3,185

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 7.13%, 6/15/2024 (e)	165	171

NCR Corp.

5.75%, 9/1/2027 (e)	180	191

5.00%, 10/1/2028 (e)	67	71

6.13%, 9/1/2029 (e)	275	305

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Technology Hardware, Storage & Peripherals — continued

Western Digital Corp. 4.75%, 2/15/2026	156	172

Xerox Corp. 4.38%, 3/15/2023 (j)	64	67

		977

Thrifts & Mortgage Finance — 0.1%

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 10/1/2025 (e)	55	55

Nationstar Mortgage Holdings, Inc.

5.50%, 8/15/2028 (e)	120	126

Quicken Loans LLC

5.25%, 1/15/2028 (e)	170	181

3.63%, 3/1/2029 (e)	202	206

3.88%, 3/1/2031 (e)	42	44

		612

Trading Companies & Distributors — 0.2%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)	145	106

Herc Holdings, Inc. 5.50%, 7/15/2027 (e)	250	265

United Rentals North America, Inc.

5.88%, 9/15/2026	80	85

4.88%, 1/15/2028	85	90

5.25%, 1/15/2030	380	422

3.88%, 2/15/2031	299	314

WESCO Distribution, Inc.

7.13%, 6/15/2025 (e)	70	77

7.25%, 6/15/2028 (e)	310	352

		1,711

Wireless Telecommunication Services — 0.3%

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	140	155

6.63%, 8/1/2026	70	79

Sprint Corp.

7.25%, 9/15/2021	86	89

7.88%, 9/15/2023	220	255

7.13%, 6/15/2024	254	297

7.63%, 2/15/2025	245	293

7.63%, 3/1/2026	248	308

T-Mobile USA, Inc.

3.50%, 4/15/2025 (e)	40	44

6.50%, 1/15/2026	19	20

4.50%, 2/1/2026	208	213

3.75%, 4/15/2027 (e)	95	108

4.75%, 2/1/2028	740	795

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Wireless Telecommunication Services — continued

3.88%, 4/15/2030 (e)		95	110

			2,766

Total Corporate Bonds (Cost $90,695)			94,208

Convertible Bonds — 5.2%

Aerospace & Defense — 0.0% (b)

MTU Aero Engines AG (Germany)

Series MTX, 0.13%, 5/17/2023 (c)	EUR	100	211

Airlines — 0.1%

Southwest Airlines Co. 1.25%, 5/1/2025		397	577

Banks — 0.2%

Barclays Bank plc (United Kingdom)

Zero Coupon, 2/4/2025		673	846

Series VUN, Zero Coupon, 2/18/2025		569	630

BofA Finance LLC 0.25%, 5/1/2023		556	581

			2,057

Beverages — 0.1%

Remy Cointreau SA (France) 0.13%, 9/7/2026 (c) (i)		EUR 425 Units	748

Biotechnology — 0.0% (b)

Exact Sciences Corp. 1.00%, 1/15/2025		227	430

Capital Markets — 0.2%

Archer Obligations SA (France)

Series KER, Zero Coupon, 3/31/2023 (c)		EUR 900	1,601

Chemicals — 0.2%

Sika AG (Switzerland)

3.75%, 1/30/2022 (c)		CHF 400	820

0.15%, 6/5/2025 (c)		CHF 180	275

Symrise AG (Germany) Series SY1G, 0.24%, 6/20/2024 (c)		EUR 300	462

			1,557

Commercial Services & Supplies — 0.1%

China Conch Venture Holdings International Ltd. (China) Zero Coupon, 9/5/2023 (c)	HKD	4,000	595

Diversified Consumer Services — 0.1%

Chegg, Inc. 0.13%, 3/15/2025		362	656

Diversified Telecommunication Services — 0.1%

Cellnex Telecom SA (Spain) 1.50%, 1/16/2026 (c)		EUR 400	815

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued

Entertainment — 0.2%

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	612	790

Sea Ltd. (Taiwan) 1.00%, 12/1/2024	271	1,070

		1,860

Health Care Equipment & Supplies — 0.2%

DexCom, Inc.

0.75%, 12/1/2023	311	707

0.25%, 11/15/2025 (e)	197	198

Insulet Corp. 0.38%, 9/1/2026	451	595

		1,500

Health Care Providers & Services — 0.0% (b)

Orpea SA (France) 0.38%, 5/17/2027 (c) (i)	EUR 354 Units	437

Health Care Technology — 0.0% (b)

Teladoc Health, Inc. 1.25%, 6/1/2027 (e)	209	250

Household Durables — 0.1%

Sony Corp. (Japan) Series 6, Zero Coupon, 9/30/2022	JPY 55,000	1,099

Interactive Media & Services — 0.3%

Snap, Inc. 0.75%, 8/1/2026	554	1,255

Zillow Group, Inc. 1.38%, 9/1/2026	371	1,114

		2,369

Internet & Direct Marketing Retail — 0.5%

Booking Holdings, Inc. 0.75%, 5/1/2025 (e)	551	800

Match Group Financeco, Inc. 0.88%, 10/1/2022 (e)	250	859

MercadoLibre, Inc. (Argentina) 2.00%, 8/15/2028	412	1,562

Ocado Group plc (United Kingdom) 0.88%, 12/9/2025 (c)	GBP300	581

Pinduoduo Inc. (China) Zero Coupon, 12/1/2025	232	286

		4,088

IT Services — 0.7%

Akamai Technologies, Inc. 0.13%, 5/1/2025	399	494

Amadeus IT Group SA (Spain) 1.50%, 4/9/2025 (c)	EUR 700	1,196

Atos SE (France) Zero Coupon, 11/6/2024 (c)	EUR 300	484

MongoDB, Inc. 0.25%, 1/15/2026 (e)	300	540

Okta, Inc. 0.13%, 9/1/2025	460	684

Shopify, Inc. (Canada) 0.13%, 11/1/2025	429	505

Square, Inc. 0.50%, 5/15/2023	409	1,145

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — continued

Twilio, Inc. 0.25%, 6/1/2023	228	1,087

		6,135

Life Sciences Tools & Services — 0.2%

Illumina, Inc. 0.50%, 6/15/2021	356	520

Repligen Corp. 0.38%, 7/15/2024	505	884

		1,404

Media — 0.1%

DISH Network Corp. 3.38%, 8/15/2026	70	67

Liberty Interactive LLC 1.75%, 9/30/2046 (e)	299	585

Liberty Media Corp. 1.38%, 10/15/2023	268	339

		991

Real Estate Management & Development — 0.0% (b)

Smart Insight International Ltd. (China) 4.50%, 12/5/2023 (c)	HKD 2,000	313

Semiconductors & Semiconductor Equipment — 0.5%

Advanced Micro Devices, Inc. 2.13%, 9/1/2026	56	641

Inphi Corp. 0.75%, 4/15/2025 (e)	588	825

Microchip Technology, Inc. 1.63%, 2/15/2027	1,014	2,051

ON Semiconductor Corp. 1.63%, 10/15/2023	324	543

Silicon Laboratories, Inc. 1.38%, 3/1/2022	209	287

STMicroelectronics NV (Switzerland)

Series B, 0.25%, 7/3/2024 (c)	200	366

		4,713

Software — 1.2%

Atlassian, Inc. 0.63%, 5/1/2023	460	1,319

Cloudflare, Inc. 0.75%, 5/15/2025 (e)	358	764

Coupa Software, Inc. 0.13%, 6/15/2025	656	1,431

Datadog, Inc. 0.13%, 6/15/2025 (e)	269	352

DocuSign, Inc. 0.50%, 9/15/2023	361	1,125

Envestnet, Inc. 1.75%, 6/1/2023	352	465

Five9, Inc.

0.13%, 5/1/2023	153	649

0.50%, 6/1/2025 (e)	192	279

Palo Alto Networks, Inc. 0.75%, 7/1/2023	321	453

RingCentral, Inc. Zero Coupon, 3/1/2025 (e)	842	1,074

ServiceNow, Inc. Zero Coupon, 6/1/2022	363	1,480

Slack Technologies, Inc. 0.50%, 4/15/2025 (e)	200	293

Splunk, Inc. 0.50%, 9/15/2023	347	453

Workday, Inc. 0.25%, 10/1/2022	362	605

		10,742

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Convertible Bonds — continued

Specialty Retail — 0.1%

Burlington Stores, Inc. 2.25%, 4/15/2025 (e)		298	413

Zhongsheng Group Holdings Ltd. (China)

Zero Coupon, 5/23/2023 (c)	HKD	3,000	706

			1,119

Textiles, Apparel & Luxury Goods — 0.0% (b)

adidas AG (Germany) Series ADS, 0.05%, 9/12/2023 (c)	EUR	200	307

Wireless Telecommunication Services — 0.0% (b)

Vodafone Group plc (United Kingdom) 1.50%, 3/12/2022 (c)	GBP	200	278

Total Convertible Bonds (Cost $31,465)			46,852

Collateralized Mortgage Obligations — 2.4%

Alternative Loan Trust

Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020		1	—	(a)

Series 2004-27CB, Class A1, 6.00%, 12/25/2034		221	222

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035		8	8

American Home Mortgage Investment Trust Series 2006-3, Class 22A1, 2.01%, 12/25/2036 (l)		1,290	1,151

Angel Oak Mortgage Trust

Series 2019-5, Class A3, 2.92%, 10/25/2049 (e) (l)		1,370	1,387

Series 2020-1, Class M1, 3.16%, 12/25/2059 ‡ (e) (l)		897	893

Banc of America Alternative Loan Trust

Series 2004-6, Class 4A1, 5.00%, 7/25/2019		10	10

Series 2006-5, Class 3A1, 6.00%, 6/25/2046		15	15

Bear Stearns ALT-A Trust

Series 2005-4, Class 23A2, 3.37%, 5/25/2035 (l)		205	206

Series 2005-7, Class 12A3, 0.83%, 8/25/2035 (l)		2	2

CHL Mortgage Pass-Through Trust

Series 2005-HYB3, Class 2A1A, 3.40%, 6/20/2035 (l)		251	257

Series 2006-HYB1, Class 2A2C, 2.94%, 3/20/2036 (l)		429	419

Series 2006-HYB2, Class 2A1B, 3.26%, 4/20/2036 (l)		368	343

Series 2006-21, Class A14, 6.00%, 2/25/2037		63	48

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Citigroup Mortgage Loan Trust Series 2005-11, Class A2A, 2.53%, 10/25/2035 (l)	81		83

Connecticut Avenue Securities Trust Series 2019-R05, Class 1B1, 4.25%, 7/25/2039 (e) (l)	500		502

Deephaven Residential Mortgage Trust

Series 2018-3A, Class B2, 5.91%, 8/25/2058 ‡ (e) (l)	300		304

Series 2019-4A, Class M1, 3.48%, 10/25/2059 ‡ (e) (l)	1,457		1,500

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 0.45%, 4/25/2036 (l)	459		452

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, Class 1A3, 0.48%, 2/25/2036 (l)	1,233		1,209

FHLMC, REMIC Series 3077, Class TO, PO, 4/15/2035	—	(a)	—	(a)

FNMA, REMIC Series 2009-86, Class OT, PO, 10/25/2037	—	(a)	—	(a)

Fremont Home Loan Trust Series 2004-A, Class M1, 0.97%, 1/25/2034 ‡ (l)	724		710

GCAT Trust Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 ‡ (e) (l)	2,000		2,044

GSR Mortgage Loan Trust Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	3		3

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (e) (l)	250		256

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (e) (l)	250		252

Impac CMB Trust

Series 2004-9, Class 1A1, 0.91%, 1/25/2035 (l)	321		322

Series 2005-5, Class A4, 0.91%, 8/25/2035 (l)	254		236

Series 2005-8, Class 1AM, 0.85%, 2/25/2036 (l)	518		507

Series 2007-A, Class M3, 2.40%, 5/25/2037 ‡ (e) (l)	488		477

MASTR Adjustable Rate Mortgages Trust Series 2004-3, Class 3A2, 3.12%, 4/25/2034 (l)	106		108

MASTR Alternative Loan Trust

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	113		116

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	229		210

Merrill Lynch Mortgage Investors Trust Series 2005-A5, Class A9, 3.51%, 6/25/2035 (l)	62		62

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

New Residential Mortgage Loan Trust Series 2019-NQM4, Class B2, 5.02%, 9/25/2059 ‡ (e) (l)	688		649

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1		1

RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	—	(a)	—	(a)

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	3		4

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	367		259

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (e)	21		21

Sequoia Mortgage Trust Series 2007-3, Class 1A1, 0.55%, 7/20/2036 (l)	180		174

Starwood Mortgage Residential Trust Series 2019-INV1, Class M1, 3.06%, 9/27/2049 ‡ (e) (l)	1,721		1,664

Structured Asset Mortgage Investments II Trust

Series 2005-AR2, Class 2A1, 0.61%, 5/25/2045 (l)	80		78

Series 2007-AR7, Class 1A1, 1.00%, 5/25/2047 (l)	472		368

Verus Securitization Trust Series 2019-4, Class B1, 3.86%, 11/25/2059 ‡ (e) (l)	1,100		1,086

WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 0.99%, 7/25/2045 (l)	967		933

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.60%, 3/25/2035 (l)	168		172

Series 2005-AR10, Class 1A3, 3.05%, 9/25/2035 (l)	1,520		1,537

Series 2005-AR10, Class 1A4, 3.05%, 9/25/2035 (l)	209		211

Series 2007-HY3, Class 3A3, 3.59%, 3/25/2037 (l)	291		280

Series 2006-AR17, Class 1A1A, 1.55%, 12/25/2046 (l)	372		348

Total Collateralized Mortgage Obligations (Cost $22,014)			22,099

Asset-Backed Securities—1.9%

ABFC Trust Series 2003-OPT1, Class M1, 1.18%, 2/25/2033 ‡ (l)	394		393

ACE Securities Corp. Home Equity Loan Trust

Series 2004-OP1, Class M3, 2.03%, 4/25/2034 (l)	153		150

Series 2004-HE3, Class M3, 1.23%, 11/25/2034 ‡ (l)	22		22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-2, Class M3, 2.80%, 8/25/2032 ‡ (l)	196	196

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities Series 2004-R1, Class M1, 0.94%, 2/25/2034 ‡ (l)	165	159

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 0.97%, 2/25/2034 ‡ (l)	67	65

Series 2004-W7, Class M9, 4.95%, 5/25/2034 ‡ (e) (l)	119	132

Bear Stearns Asset-Backed Securities Trust Series 2004-2, Class M1, 1.35%, 8/25/2034 ‡ (l)	237	236

CDC Mortgage Capital Trust

Series 2003-HE1, Class M1, 1.50%, 8/25/2033 (l)	126	127

Series 2003-HE3, Class M2, 2.77%, 11/25/2033 ‡ (l)	2	2

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 1.65%, 6/25/2034 ‡ (l)	91	91

CHEC Loan Trust Series 2004-2, Class M3, 2.02%, 4/25/2034 ‡ (l)	152	152

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (j)	889	927

Countrywide Asset-Backed Certificates Series 2003-BC6, Class M2, 1.87%, 10/25/2033 ‡ (l)	5	5

Credit-Based Asset Servicing and Securitization LLC

Series 2003-CB5, Class M2, 2.62%, 11/25/2033 ‡ (l)	24	24

Series 2004-CB6, Class M3, 2.25%, 12/25/2033 ‡ (l)	140	138

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (j)	493	510

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 1.87%, 7/25/2034 ‡ (l)	254	253

Series 2004-6, Class M2, 1.12%, 10/25/2034 ‡ (l)	209	205

Equity One Mortgage Pass-Through Trust Series 2003-1, Class M1, 4.86%, 8/25/2033 ‡ (l)	510	525

First Franklin Mortgage Loan Trust Series 2006-FF8, Class IIA3, 0.45%, 7/25/2036 ‡ (l)	20	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

GSAMP Trust Series 2004-NC2, Class B2, 3.52%, 10/25/2034 ‡ (e) (l)	527	434

Home Equity Asset Trust

Series 2002-1, Class M2, 2.05%, 11/25/2032 ‡ (l)	308	297

Series 2004-3, Class M1, 1.00%, 8/25/2034 ‡ (l)	225	224

Series 2004-6, Class M2, 1.05%, 12/25/2034 ‡ (l)	91	90

Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M3, 1.35%, 11/25/2034 ‡ (l)	176	175

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 0.71%, 7/25/2031 ‡ (l)	118	117

Series 2003-4, Class M2, 2.77%, 8/25/2033 ‡ (l)	8	8

MASTR Asset-Backed Securities Trust Series 2004-OPT1, Class M2, 1.80%, 2/25/2034 ‡ (l)	49	49

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 1.12%, 7/25/2034 (l)	57	56

Series 2004-HE1, Class M2, 2.40%, 4/25/2035 ‡ (l)	233	228

Series 2005-NC1, Class M2, 1.23%, 10/25/2035 ‡ (l)	289	287

Series 2005-FM1, Class M1, 0.87%, 5/25/2036 (l)	209	206

MFA LLC Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (e) (j)	198	199

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC8, Class M1, 1.20%, 9/25/2033 ‡ (l)	985	982

Series 2005-HE1, Class M3, 0.93%, 12/25/2034 ‡ (l)	258	237

Series 2005-HE1, Class M4, 1.23%, 12/25/2034 ‡ (l)	150	143

New Century Home Equity Loan Trust

Series 2003-5, Class M1, 5.01%, 11/25/2033 (j)	156	159

Series 2004-4, Class M1, 0.91%, 2/25/2035 ‡ (l)	422	414

Series 2005-1, Class M1, 0.82%, 3/25/2035 ‡ (l)	145	144

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 2.92%, 9/25/2033 ‡ (l)	372	379

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-3, Class M1, 1.27%, 12/25/2033 ‡ (l)	38	37

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 1.17%, 7/25/2033 ‡ (l)	431	431

Option One Mortgage Loan Trust Series 2004-2, Class M2, 1.72%, 5/25/2034 ‡ (l)	451	447

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-WWF1, Class M4, 1.80%, 12/25/2034 ‡ (l)	687	703

Series 2005-WCH1, Class M4, 1.39%, 1/25/2036 ‡ (l)	441	441

RAMP Trust

Series 2005-RS6, Class M4, 1.12%, 6/25/2035 (l)	500	500

Series 2006-RZ3, Class M1, 0.50%, 8/25/2036 ‡ (l)	946	924

Renaissance Home Equity Loan Trust Series 2003-2, Class M1, 1.38%, 8/25/2033 ‡ (l)	984	968

Saxon Asset Securities Trust

Series 2000-2, Class MF2, 8.66%, 7/25/2030 ‡ (j)	56	49

Series 2003-2, Class M2, 2.77%, 6/25/2033 ‡ (l)	120	126

Series 2003-3, Class M1, 1.12%, 12/25/2033 ‡ (l)	355	349

Series 2004-2, Class MV2, 1.95%, 8/25/2035 ‡ (l)	174	174

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1.05%, 11/25/2034 ‡ (l)	168	167

Stanwich Mortgage Loan Trust Series 2019-NPB2, Class A1, 3.48%, 11/16/2024 ‡ (e) (j)	1,209	1,212

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.12%, 10/25/2033 ‡ (l)	115	115

Series 2004-7, Class M1, 1.20%, 8/25/2034 ‡ (l)	32	32

Series 2004-8, Class M2, 1.08%, 9/25/2034 ‡ (l)	203	200

Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 0.42%, 5/25/2031 ‡ (e) (l)	95	70

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (e) (j)	505	506

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Asset-Backed Securities — continued

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (e) (j)	614		615

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class M8A, 4.65%, 10/25/2034 ‡ (e) (l)	194		181

Total Asset-Backed Securities (Cost $16,649)			17,407

U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021(m) (Cost $9,422)	9,415		9,431

	SHARES (000)
Convertible Preferred Stocks — 0.4%

Banks — 0.0% (b)

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	—	(a)	332

Electric Utilities — 0.1%

NextEra Energy, Inc. 6.22%, 9/1/2023 ($50 par value)	17		862

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. Series B, 6.00%, 6/1/2023 ($50 par value)	4		210

Danaher Corp. Series B, 5.00%, 4/15/2023 ($1,000 par value)	—	(a)	446

			656

Machinery — 0.0% (b)

Stanley Black & Decker, Inc. Series C, 5.00%, 5/15/2021 ($1,000 par value)	—	(a)	305

Multi-Utilities — 0.1%

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	4		407

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	1		1,192

Total Convertible Preferred Stocks (Cost $3,334)			3,754

	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.2%

BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 1.48%, 3/15/2037 ‡ (e) (l)	500		500

DBGS Mortgage Trust Series 2018-5BP, Class B, 0.99%, 6/15/2033 ‡ (e) (l)	750		746

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, Multi-Family Structured Pass-Through Certificates Series K075, Class X3, IO, 2.13%, 5/25/2028 (l)	2,250	293

FREMF Mortgage Trust Series 2017-KF40, Class B, 2.85%, 11/25/2027 (e) (l)	373	361

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (l)	28	28

LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AJ, 6.24%, 7/15/2040 (l)	60	58

Total Commercial Mortgage-Backed Securities (Cost $1,989)		1,986

Loan Assignments — 0.1% (n)

Auto Components — 0.0% (b)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (g) (o)	5	5

Chemicals — 0.0% (b)

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 2.00%, 6/1/2024 (g)	51	50

Food & Staples Retailing — 0.0% (b)

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 4/1/2024 ‡ (g)	45	45

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (g)	61	53

		98

Health Care Providers & Services — 0.1%

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 6/7/2023 (g)	168	167

Hotels, Restaurants & Leisure — 0.0% (b)

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 4/29/2026 (g)	53	53

Machinery — 0.0% (b)

Navistar, Inc., 1st Lien Term Loan B

(ICE LIBOR USD 1 Month + 3.50%), 3.66%, 11/6/2024 (g)	61	61

Oil, Gas & Consumable Fuels — 0.0% (b)

California Resources Corp., Term Loan B-2 (ICE LIBOR USD 3 Month + 9.00%), 10.00%, 10/27/2025 ‡ (g)	73	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Loan Assignments — continued

Oil, Gas & Consumable Fuels — continued

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 6.25%, 8/25/2023 (g)	51		39

			111

Pharmaceuticals — 0.0% (b)

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 6/2/2025 (g)	141		141

Total Loan Assignments (Cost $667)			686

Mortgage-Backed Securities — 0.1%

FNMA, Other Pool # AN5182, 3.39%, 4/1/2027	341		386

GNMA I, 30 Year Pool # 323423, 8.50%, 6/15/2022	—	(a)	—	(a)

Total Mortgage-Backed Securities (Cost $343)			386

	SHARES (000)
Preferred Stocks — 0.0% (b)

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ (Cost $72)	75		87

Exchange-Traded Funds — 0.0% (b)

International Equity — 0.0% (b)

iShares MSCI EAFE ETF (Cost $76)	1		80

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Media — 0.0% (b)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	1		—	(a)

Wireless Telecommunication Services — 0.0% (b)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	3		34

Total Warrants (Cost $52)			34

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡ (Cost $—)	23		—	(a)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (p)	22,635	22,646

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (d) (p)	955	956

Total Investment Companies (Cost $23,598)		23,602

Total Investments — 98.8% (Cost $687,820)		901,165
Other Assets Less Liabilities — 1.2%		11,263

NET ASSETS — 100.0%		912,428

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	71.4%

United Kingdom	2.9

China	2.7

Japan	2.7

France	2.5

Switzerland	1.8

Germany	1.6

Taiwan	1.3

Netherlands	1.1

India	1.1

South Korea	1.1

Others (each less than 1.0%)	7.2

Short-Term Investments	2.6

**	Percentages indicated are based upon total investments as of December 31, 2020.

Abbreviations

ABS	Asset-backed securities
ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	Swiss Franc
CVA	Dutch Certification
CVR	Contingent Value Rights
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EUR	Euro
FDR	Fiduciary Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2020

GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NYRS	New York Registry Shares
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Defaulted security.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(k)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(m)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of December 31, 2020. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

DJ US Real Estate Index	681	03/2021	USD	22,834	770

MSCI EAFE E-Mini Index	4	03/2021	USD	427	9

MSCI Emerging Markets E-Mini Index	150	03/2021	USD	9,658	267

Russell 2000 E-Mini Index	113	03/2021	USD	11,175	327

S&P 500 E-Mini Index	132	03/2021	USD	24,719	556

U.S. Treasury 10 Year Note	36	03/2021	USD	4,969	3

U.S. Treasury Ultra Bond	50	03/2021	USD	10,652	(195)

					1,737

Short Contracts

MSCI EAFE E-Mini Index	(26)	03/2021	USD	(2,774)	(50)

					1,687

Abbreviations

EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of December 31, 2020 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	163	USD	194	Merrill Lynch International	1/4/2021	6
GBP	621	USD	844	Citibank, NA	1/4/2021	5
USD	1,634	HKD	12,665	TD Bank Financial Group	1/4/2021	—	(a)
AUD	1,342	EUR	828	BNP Paribas	1/27/2021	23
AUD	1,373	EUR	851	Goldman Sachs International	1/27/2021	18
AUD	24,947	USD	18,889	Barclays Bank plc	1/27/2021	349
AUD	2,679	USD	2,037	State Street Corp.	1/27/2021	28
CAD	11,722	EUR	7,453	Goldman Sachs International	1/27/2021	100
CLP	3,027,980	USD	4,128	Goldman Sachs International **	1/27/2021	133
CNY	19,332	USD	2,957	HSBC Bank, NA **	1/27/2021	5
CZK	111,747	USD	5,172	Citibank, NA	1/27/2021	31
EUR	7,625	CAD	11,837	HSBC Bank, NA	1/27/2021	21
EUR	15,288	CHF	16,478	BNP Paribas	1/27/2021	61
GBP	2,321	JPY	319,100	Goldman Sachs International	1/27/2021	83
GBP	7	USD	9	Merrill Lynch International	1/27/2021	—	(a)
IDR	29,068,381	USD	2,050	Barclays Bank plc **	1/27/2021	36
IDR	14,292,113	USD	1,017	Citibank, NA **	1/27/2021	9
IDR	43,411,744	USD	3,056	Goldman Sachs International **	1/27/2021	60
ILS	10,148	USD	3,115	HSBC Bank, NA	1/27/2021	44
INR	224,215	USD	3,042	Citibank, NA **	1/27/2021	21
JPY	1,605,256	USD	15,487	Merrill Lynch International	1/27/2021	64
KRW	2,252,443	USD	2,065	Barclays Bank plc **	1/27/2021	6
MXN	71,582	USD	3,556	Royal Bank of Canada	1/27/2021	32
NZD	1,299	CAD	1,180	BNP Paribas	1/27/2021	8
NZD	3,015	CAD	2,728	Goldman Sachs International	1/27/2021	27

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
NZD	3,341	JPY	245,478	Goldman Sachs International	1/27/2021	26
NZD	4,155	USD	2,945	Goldman Sachs International	1/27/2021	45
NZD	2,865	USD	2,041	State Street Corp.	1/27/2021	21
PHP	49,160	USD	1,019	Barclays Bank plc **	1/27/2021	3
RON	12,265	USD	3,055	HSBC Bank, NA	1/27/2021	20
RUB	62,283	USD	824	Barclays Bank plc **	1/27/2021	16
SEK	77,769	EUR	7,625	BNP Paribas	1/27/2021	134
SEK	17,392	EUR	1,700	Goldman Sachs International	1/27/2021	37
SEK	69,631	USD	8,280	BNP Paribas	1/27/2021	185
SGD	2,741	USD	2,056	BNP Paribas	1/27/2021	17
TRY	40,707	USD	5,084	Barclays Bank plc	1/27/2021	351
TRY	7,640	USD	1,019	BNP Paribas	1/27/2021	1
USD	2,175	BRL	11,099	Citibank, NA **	1/27/2021	39
USD	2,069	CZK	44,315	BNP Paribas	1/27/2021	5
USD	1,112	CZK	23,708	Citibank, NA	1/27/2021	8
USD	1,154	HUF	336,063	Citibank, NA	1/27/2021	22
USD	1,185	MXN	23,606	Goldman Sachs International	1/27/2021	2
USD	1,992	THB	59,441	Goldman Sachs International	1/27/2021	8
USD	367	TRY	2,741	Standard Chartered Bank	1/27/2021	1
USD	9,423	TWD	262,416	Citibank, NA **	1/27/2021	53
USD	983	ZAR	14,439	Goldman Sachs International	1/27/2021	4
ZAR	13,336	USD	877	Goldman Sachs International	1/27/2021	27
ZAR	23,412	USD	1,553	HSBC Bank, NA	1/27/2021	35
AUD	2,555	USD	1,823	Merrill Lynch International	1/29/2021	147
CAD	3,572	USD	2,709	State Street Corp.	1/29/2021	97
CHF	161	USD	177	BNP Paribas	1/29/2021	4
CHF	13	USD	15	Citibank, NA	1/29/2021	—	(a)
CHF	961	USD	1,063	State Street Corp.	1/29/2021	24
DKK	132	USD	21	Goldman Sachs International	1/29/2021	—	(a)
DKK	540	USD	87	Merrill Lynch International	1/29/2021	1
EUR	134	USD	162	BNP Paribas	1/29/2021	1
EUR	417	USD	499	Merrill Lynch International	1/29/2021	10
EUR	141	USD	171	State Street Corp.	1/29/2021	1
EUR	393	USD	468	TD Bank Financial Group	1/29/2021	13
GBP	103	USD	137	BNP Paribas	1/29/2021	4
GBP	498	USD	654	Merrill Lynch International	1/29/2021	26
GBP	307	USD	413	State Street Corp.	1/29/2021	7
HKD	8,407	USD	1,084	State Street Corp.	1/29/2021	—	(a)
JPY	605,778	USD	5,782	Merrill Lynch International	1/29/2021	86
JPY	3,238	USD	31	TD Bank Financial Group	1/29/2021	—	(a)
NOK	1,513	USD	163	State Street Corp.	1/29/2021	13
SEK	483	USD	57	Merrill Lynch International	1/29/2021	2
SEK	332	USD	40	State Street Corp.	1/29/2021	1
SGD	391	USD	287	Goldman Sachs International	1/29/2021	8
USD	1,116	CHF	986	Citibank, NA	2/3/2021	2
USD	6,236	EUR	5,086	Citibank, NA	2/3/2021	19
USD	908	JPY	93,534	Citibank, NA	2/3/2021	2

Total unrealized appreciation						2,698

CHF	986	USD	1,115	Citibank, NA	1/4/2021	(2)
EUR	5,086	USD	6,232	Citibank, NA	1/4/2021	(19)
HKD	12,665	USD	1,634	TD Bank Financial Group	1/4/2021	—	(a)
JPY	93,534	USD	908	Citibank, NA	1/4/2021	(2)
USD	1,081	CHF	986	Citibank, NA	1/4/2021	(32)
USD	6,257	EUR	5,249	TD Bank Financial Group	1/4/2021	(155)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	828	GBP	621	TD Bank Financial Group	1/4/2021	(21)
USD	897	JPY	93,534	TD Bank Financial Group	1/4/2021	(9)
BRL	2,674	USD	531	Citibank, NA **	1/27/2021	(16)
CAD	11,942	USD	9,385	Barclays Bank plc	1/27/2021	(2)
CHF	1,832	AUD	2,740	Goldman Sachs International	1/27/2021	(42)
CHF	906	GBP	776	Goldman Sachs International	1/27/2021	(37)
CHF	860	JPY	100,791	BNP Paribas	1/27/2021	(4)
CHF	8,222	SEK	78,333	BNP Paribas	1/27/2021	(230)
CHF	987	USD	1,117	BNP Paribas	1/27/2021	(1)
CHF	280	USD	318	Goldman Sachs International	1/27/2021	(1)
CHF	843	USD	955	State Street Corp.	1/27/2021	(1)
EUR	7,641	AUD	12,281	Citibank, NA	1/27/2021	(131)
EUR	1,004	CAD	1,577	Goldman Sachs International	1/27/2021	(11)
EUR	1,699	SEK	17,306	Goldman Sachs International	1/27/2021	(27)
EUR	2,487	USD	3,053	Citibank, NA	1/27/2021	(13)
EUR	2,506	USD	3,073	Goldman Sachs International	1/27/2021	(11)
HUF	1,523,602	USD	5,238	State Street Corp.	1/27/2021	(106)
NZD	1,118	CAD	1,028	Goldman Sachs International	1/27/2021	(3)
PLN	3,706	EUR	835	HSBC Bank, NA	1/27/2021	(29)
PLN	7,175	USD	1,980	Barclays Bank plc	1/27/2021	(59)
PLN	4,083	USD	1,109	BNP Paribas	1/27/2021	(16)
PLN	6,913	USD	1,882	Goldman Sachs International	1/27/2021	(31)
PLN	17,195	USD	4,716	HSBC Bank, NA	1/27/2021	(112)
RUB	118,415	USD	1,616	Goldman Sachs International **	1/27/2021	(20)
SEK	8,160	USD	997	Goldman Sachs International	1/27/2021	(5)
USD	409	AUD	535	BNP Paribas	1/27/2021	(4)
USD	3,095	CAD	3,961	BNP Paribas	1/27/2021	(17)
USD	3,095	CAD	3,959	Goldman Sachs International	1/27/2021	(16)
USD	8,289	CHF	7,334	BNP Paribas	1/27/2021	(2)
USD	1,034	CLP	747,189	Citibank, NA **	1/27/2021	(18)
USD	1,033	CLP	747,190	Goldman Sachs International **	1/27/2021	(18)
USD	7,019	COP	24,071,874	Citibank, NA **	1/27/2021	(30)
USD	830	COP	2,841,267	Goldman Sachs International **	1/27/2021	(2)
USD	35,176	EUR	28,908	BNP Paribas	1/27/2021	(158)
USD	6,741	IDR	95,735,456	Goldman Sachs International **	1/27/2021	(130)
USD	1,016	INR	75,175	Goldman Sachs International **	1/27/2021	(11)
USD	2,011	KRW	2,205,973	Citibank, NA **	1/27/2021	(17)
USD	3,077	KRW	3,372,034	Goldman Sachs International **	1/27/2021	(22)
USD	2,291	NZD	3,219	Barclays Bank plc	1/27/2021	(25)
USD	1,020	PHP	49,160	Goldman Sachs International **	1/27/2021	(2)
USD	8,293	SEK	69,003	Goldman Sachs International	1/27/2021	(96)
USD	4,058	THB	122,252	Goldman Sachs International	1/27/2021	(22)
USD	2,704	THB	81,230	HSBC Bank, NA	1/27/2021	(8)
USD	1,013	TRY	7,871	BNP Paribas	1/27/2021	(38)
ZAR	13,086	USD	891	Goldman Sachs International	1/27/2021	(4)
AUD	1,758	GBP	1,002	State Street Corp.	1/29/2021	(15)
CHF	335	USD	380	Merrill Lynch International	1/29/2021	(1)
CHF	57	USD	65	State Street Corp.	1/29/2021	— (a)
HKD	92	USD	12	Goldman Sachs International	1/29/2021	— (a)
JPY	243,625	GBP	1,773	State Street Corp.	1/29/2021	(65)
USD	33	DKK	205	BNP Paribas	1/29/2021	(1)
USD	628	DKK	3,945	Merrill Lynch International	1/29/2021	(20)
USD	149	DKK	937	State Street Corp.	1/29/2021	(5)
USD	169	EUR	142	Merrill Lynch International	1/29/2021	(5)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	7,027	EUR	5,936	State Street Corp.	1/29/2021	(227)
USD	275	EUR	227	TD Bank Financial Group	1/29/2021	(2)
USD	441	HKD	3,422	Goldman Sachs International	1/29/2021	— (a)
USD	564	JPY	58,396	BNP Paribas	1/29/2021	(2)
USD	444	JPY	46,237	State Street Corp.	1/29/2021	(4)
USD	135	JPY	14,047	TD Bank Financial Group	1/29/2021	(1)
USD	65	SEK	561	BNP Paribas	1/29/2021	(3)
USD	140	SEK	1,225	Merrill Lynch International	1/29/2021	(9)
USD	169	SEK	1,464	State Street Corp.	1/29/2021	(9)
USD	844	GBP	621	Citibank, NA	2/3/2021	(5)
USD	1,634	HKD	12,665	TD Bank Financial Group	2/3/2021	— (a)

Total unrealized depreciation						(2,162)

Net unrealized appreciation						536

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee

JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	45

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$700,759
Investments in affiliates, at value	200,406
Cash	2,698
Foreign currency, at value	212
Deposits at broker for futures contracts	82
Receivables:
Investment securities sold	401
Fund shares sold	5,642
Interest from non-affiliates	1,656
Dividends from non-affiliates	334
Dividends from affiliates	—	(a)
Tax reclaims	445
Variation margin on futures contracts	436
Unrealized appreciation on forward foreign currency exchange contracts	2,698

Total Assets	915,769

LIABILITIES:
Payables:
Distributions	51
Investment securities purchased	325
Fund shares redeemed	155
Unrealized depreciation on forward foreign currency exchange contracts	2,162
Accrued liabilities:
Investment advisory fees	288
Administration fees	6
Distribution fees	34
Service fees	27
Custodian and accounting fees	68
Deferred foreign capital gains tax	156
Other	69

Total Liabilities	3,341

Net Assets	$912,428

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2020

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$697,327
Total distributable earnings (loss)	215,101

Total Net Assets	$912,428

Net Assets:
Class A	$120,715
Class C	13,236
Class I	56,372
Class L	175,675
Class R6	546,430

Total	$912,428

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,013
Class C	776
Class I	3,250
Class L	10,153
Class R6	31,586

Net Asset Value (a):
Class A — Redemption price per share	$17.21
Class C — Offering price per share (b)	17.06
Class I — Offering and redemption price per share	17.34
Class L — Offering and redemption price per share	17.30
Class R6 — Offering and redemption price per share	17.30
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.02

Cost of investments in non-affiliates	$493,499
Cost of investments in affiliates	194,321
Cost of foreign currency	136

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	47

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,924
Interest income from affiliates	— (a)
Dividend income from non-affiliates	3,762
Dividend income from affiliates	1,769
Foreign taxes withheld (net)	(158)

Total investment income	9,297

EXPENSES:
Investment advisory fees	2,106
Administration fees	329
Distribution fees:
Class A	140
Class C	54
Service fees:
Class A	140
Class C	18
Class I	78
Class L	81
Custodian and accounting fees	233
Interest expense to affiliates	3
Professional fees	62
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	17
Registration and filing fees	34
Transfer agency fees (See Note 2.L.)	35
Other	27

Total expenses	3,371

Less fees waived	(688)

Net expenses	2,683

Net investment income (loss)	6,614

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43,757 (b)
Investments in affiliates	(107)
Futures contracts	16,917
Foreign currency transactions	55
Forward foreign currency exchange contracts	432

Net realized gain (loss)	61,054

Distributions of capital gains received from investment company affiliates	2,642
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	91,364 (c)
Investments in affiliates	2,551
Futures contracts	(72)
Foreign currency translations	34
Forward foreign currency exchange contracts	1,478

Change in net unrealized appreciation/depreciation	95,355

Net realized/unrealized gains (losses)	159,051

Change in net assets resulting from operations	$165,665

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(24,000).
(c)	Net of change in foreign capital gains tax of approximately $(156,000).

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,614	$20,839
Net realized gain (loss)	61,054	46,159
Distributions of capital gains received from investment company affiliates	2,642	27
Change in net unrealized appreciation/depreciation	95,355	(42,576)

Change in net assets resulting from operations	165,665	24,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,466)	(9,645)
Class C	(1,027)	(1,453)
Class I	(5,271)	(5,796)
Class L	(14,004)	(14,454)
Class R6	(43,896)	(60,531)

Total distributions to shareholders	(73,664)	(91,879)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(98,298)	(122,455)

NET ASSETS:
Change in net assets	(6,297)	(189,885)
Beginning of period	918,725	1,108,610

End of period	$912,428	$918,725

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,378	$3,791
Distributions reinvested	9,281	9,497
Cost of shares redeemed	(8,355)	(18,329)

Change in net assets resulting from Class A capital transactions	6,304	(5,041)

Class C
Proceeds from shares issued	564	2,121
Distributions reinvested	1,018	1,389
Cost of shares redeemed	(5,514)	(5,433)

Change in net assets resulting from Class C capital transactions	(3,932)	(1,923)

Class I
Proceeds from shares issued	2,626	6,783
Distributions reinvested	5,152	5,683
Cost of shares redeemed	(17,759)	(25,285)

Change in net assets resulting from Class I capital transactions	(9,981)	(12,819)

Class L
Proceeds from shares issued	7,223	12,238
Distributions reinvested	13,460	13,903
Cost of shares redeemed	(9,369)	(92,122)

Change in net assets resulting from Class L capital transactions	11,314	(65,981)

Class R6
Proceeds from shares issued	12,687	33,820
Distributions reinvested	43,089	60,531
Cost of shares redeemed	(157,779)	(131,042)

Change in net assets resulting from Class R6 capital transactions	(102,003)	(36,691)

Total change in net assets resulting from capital transactions	$(98,298)	$(122,455)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	317	239
Reinvested	546	595
Redeemed	(495)	(1,167)

Change in Class A Shares	368	(333)

Class C
Issued	34	131
Reinvested	60	87
Redeemed	(329)	(348)

Change in Class C Shares	(235)	(130)

Class I
Issued	153	421
Reinvested	301	354
Redeemed	(1,045)	(1,565)

Change in Class I Shares	(591)	(790)

Class L
Issued	421	763
Reinvested	788	866
Redeemed	(550)	(5,617)

Change in Class L Shares	659	(3,988)

Class R6
Issued	748	2,054
Reinvested	2,521	3,778
Redeemed	(9,613)	(8,442)

Change in Class R6 Shares	(6,344)	(2,610)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$15.53	$0.10	$3.03	$3.13	$(0.15)	$(1.30)	$(1.45)
Year Ended June 30, 2020	16.54	0.27	0.16	0.43	(0.27)	(1.17)	(1.44)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)

Class C
Six Months Ended December 31, 2020 (Unaudited)	15.40	0.06	3.00	3.06	(0.10)	(1.30)	(1.40)
Year Ended June 30, 2020	16.41	0.19	0.16	0.35	(0.19)	(1.17)	(1.36)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)

Class I
Six Months Ended December 31, 2020 (Unaudited)	15.64	0.12	3.04	3.16	(0.16)	(1.30)	(1.46)
Year Ended June 30, 2020	16.64	0.31	0.17	0.48	(0.31)	(1.17)	(1.48)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)

Class L
Six Months Ended December 31, 2020 (Unaudited)	15.60	0.13	3.04	3.17	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2020	16.61	0.32	0.16	0.48	(0.32)	(1.17)	(1.49)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	15.60	0.14	3.04	3.18	(0.18)	(1.30)	(1.48)
Year Ended June 30, 2020	16.61	0.33	0.16	0.49	(0.33)	(1.17)	(1.50)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.21	20.31%	$120,715	0.90%	1.21%	1.19%	33%
15.53	2.47	103,204	0.94	1.70	1.23	82
16.54	6.15	115,421	1.00	1.98	1.25	86
17.24	6.53	126,634	1.00	1.61	1.27	93
17.31	12.72	121,832	1.00	1.61	1.30	72
15.68	(1.70)	136,865	1.01	1.52	1.31	57

17.06	20.04	13,236	1.40	0.71	1.64	33
15.40	1.96	15,569	1.45	1.20	1.69	82
16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57

17.34	20.42	56,372	0.65	1.45	0.90	33
15.64	2.77	60,064	0.69	1.96	0.93	82
16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57

17.30	20.52	175,675	0.59	1.51	0.74	33
15.60	2.78	148,144	0.62	2.02	0.78	82
16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57

17.30	20.56	546,430	0.53	1.59	0.64	33
15.60	2.86	591,744	0.55	2.10	0.67	82
16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2020

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at December 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,708	$15,699	$17,407
Collateralized Mortgage Obligations	—	12,264	9,835	22,099
Commercial Mortgage-Backed Securities	—	740	1,246	1,986
Common Stocks
Aerospace & Defense	2,568	2,926	—	5,494
Air Freight & Logistics	—	456	—	456
Airlines	524	514	—	1,038
Auto Components	—	770	—	770
Automobiles	5,490	3,684	—	9,174
Banks	24,182	13,706	—	37,888
Beverages	6,605	5,730	—	12,335
Biotechnology	9,275	828	—	10,103
Building Products	3,556	755	—	4,311
Capital Markets	11,864	4,205	—	16,069
Chemicals	3,190	6,401	—	9,591
Commercial Services & Supplies	2,390	330	—	2,720
Communications Equipment	1,038	347	—	1,385
Construction & Engineering	386	2,771	—	3,157
Construction Materials	895	1,720	—	2,615
Consumer Finance	3,123	57	—	3,180
Containers & Packaging	4,265	39	—	4,304
Distributors	1,229	—	—	1,229
Diversified Consumer Services	655	—	—	655
Diversified Financial Services	1,766	727	—	2,493
Diversified Telecommunication Services	1,346	2,202	—	3,548
Electric Utilities	7,209	4,101	—	11,310
Electrical Equipment	3,666	3,923	—	7,589

DECEMBER 31, 2020	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Electronic Equipment, Instruments & Components	$2,663	$3,568	$—		$6,231
Energy Equipment & Services	—	67	—		67
Entertainment	6,303	858	—		7,161
Equity Real Estate Investment Trusts (REITs)	9,367	934	—		10,301
Food & Staples Retailing	3,308	1,744	3		5,055
Food Products	1,565	5,336	—		6,901
Gas Utilities	392	470	—		862
Health Care Equipment & Supplies	8,026	1,675	—		9,701
Health Care Providers & Services	9,989	351	—	(a)	10,340
Health Care Technology	403	179	—		582
Hotels, Restaurants & Leisure	5,304	2,460	—		7,764
Household Durables	2,204	5,224	—		7,428
Household Products	1,865	1,984	—		3,849
Independent Power and Renewable Electricity Producers	—	167	—		167
Industrial Conglomerates	2,046	1,101	—		3,147
Insurance	8,926	15,282	—		24,208
Interactive Media & Services	9,588	6,081	—		15,669
Internet & Direct Marketing Retail	16,972	5,594	104		22,670
IT Services	15,757	3,925	—		19,682
Leisure Products	503	195	—		698
Life Sciences Tools & Services	2,684	1,819	—		4,503
Machinery	9,045	7,850	—		16,895
Marine	—	157	—		157
Media	6,647	291	—		6,938
Metals & Mining	815	5,730	—		6,545
Multiline Retail	774	325	5		1,104
Multi-Utilities	705	1,215	—		1,920
Oil, Gas & Consumable Fuels	7,236	3,842	—		11,078
Paper & Forest Products	63	244	—		307
Personal Products	2,651	1,815	—		4,466
Pharmaceuticals	10,929	8,939	—		19,868
Professional Services	1,667	3,088	33		4,788
Real Estate Management & Development	922	2,659	—		3,581
Road & Rail	7,935	556	—		8,491
Semiconductors & Semiconductor Equipment	22,964	8,145	—		31,109
Software	23,773	1,270	—		25,043
Specialty Retail	9,312	1,238	—		10,550
Technology Hardware, Storage & Peripherals	10,188	7,042	—		17,230
Textiles, Apparel & Luxury Goods	2,262	6,328	—		8,590
Thrifts & Mortgage Finance	—	1,263	—		1,263
Tobacco	—	882	—		882
Trading Companies & Distributors	—	2,020	—		2,020
Transportation Infrastructure	88	365	—		453
Water Utilities	—	67	—		67
Wireless Telecommunication Services	756	1,248	—		2,004

Total Common Stocks	321,819	181,785	145		503,749

Convertible Bonds	—	46,852	—		46,852
Convertible Preferred Stocks	3,754	—	—		3,754
Corporate Bonds
Aerospace & Defense	—	1,997	—		1,997
Air Freight & Logistics	—	374	—		374
Airlines	—	324	—		324
Auto Components	—	2,652	—		2,652
Automobiles	—	85	—		85

56	J.P. MORGAN FUNDS	DECEMBER 31, 2020

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Banks	$—	$344	$—	$344
Building Products	—	948	—	948
Capital Markets	—	182	—	182
Chemicals	—	1,092	—	1,092
Commercial Services & Supplies	—	1,455	—	1,455
Communications Equipment	—	902	—	902
Construction & Engineering	—	71	—	71
Consumer Finance	—	4,580	—	4,580
Containers & Packaging	—	2,537	—	2,537
Distributors	—	409	—	409
Diversified Consumer Services	—	358	—	358
Diversified Financial Services	—	514	—	514
Diversified Telecommunication Services	—	10,140	—	10,140
Electric Utilities	—	1,240	—	1,240
Electrical Equipment	—	291	—	291
Electronic Equipment, Instruments & Components	—	580	—	580
Energy Equipment & Services	—	475	—	475
Entertainment	—	2,307	—	2,307
Equity Real Estate Investment Trusts (REITs)	—	2,506	—	2,506
Food & Staples Retailing	—	1,428	—	1,428
Food Products	—	2,339	—	2,339
Gas Utilities	—	368	—	368
Health Care Equipment & Supplies	—	276	—	276
Health Care Providers & Services	—	7,747	—	7,747
Health Care Technology	—	213	—	213
Hotels, Restaurants & Leisure	—	5,360	—	5,360
Household Durables	—	1,163	—	1,163
Household Products	—	1,541	—	1,541
Independent Power and Renewable Electricity Producers	—	468	—	468
Internet & Direct Marketing Retail	—	175	—	175
IT Services	—	200	—	200
Leisure Products	—	732	—	732
Machinery	—	42	—	42
Media	—	7,739	—	7,739
Metals & Mining	—	2,224	—	2,224
Multiline Retail	—	255	71	326
Oil, Gas & Consumable Fuels	—	10,191	—	10,191
Personal Products	—	354	—	354
Pharmaceuticals	—	3,317	—	3,317
Professional Services	—	187	—	187
Real Estate Management & Development	—	40	—	40
Road & Rail	—	1,048	—	1,048
Semiconductors & Semiconductor Equipment	—	427	—	427
Software	—	689	—	689
Specialty Retail	—	3,185	—	3,185
Technology Hardware, Storage & Peripherals	—	977	—	977
Thrifts & Mortgage Finance	—	612	—	612
Trading Companies & Distributors	—	1,711	—	1,711
Wireless Telecommunication Services	—	2,766	—	2,766

Total Corporate Bonds	—	94,137	71	94,208

Exchange-Traded Funds	80	—	—	80
Investment Companies	176,804	—	—	176,804
Loan Assignments
Auto Components	—	5	—	5
Chemicals	—	50	—	50
Food & Staples Retailing	—	53	45	98
Health Care Providers & Services	—	167	—	167
Hotels, Restaurants & Leisure	—	53	—	53
Machinery	—	61	—	61

DECEMBER 31, 2020	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Oil, Gas & Consumable Fuels	$—	$39	$72		$111
Pharmaceuticals	—	141	—		141

Total Loan Assignments	—	569	117		686

Mortgage-Backed Securities	—	386	—		386
Preferred Stocks	—	—	87		87
Rights	—	—	—	(b)	— (b)
U.S. Treasury Obligations	—	9,431	—		9,431
Warrants	—	—	34		34
Short-Term Investments
Investment Companies	23,602	—	—		23,602

Total Investments in Securities	$526,059	$347,872	$27,234		$901,165

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$2,698	$—		$2,698
Futures Contracts	1,932	—	—		1,932

Total Appreciation in Other Financial Instruments	$1,932	$2,698	$—		$4,630

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,162)	$—		$(2,162)
Futures Contracts	(245)	—	—		(245)

Total Depreciation in Other Financial Instruments	$(245)	$(2,162)	$—		$(2,407)

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2020		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020
Investments in Securities
Asset-Backed Securities	$20,226		$30	$290	$28		$—	(a)	$(5,705)	$1,321	$(491)	$15,699
Collateralized Mortgage Obligations	11,503		(92)	634	3		—		(2,213)	—	—	9,835
Commercial Mortgage-Backed Securities	2,000		22	61	—	(a)	—		(837)	—	—	1,246
Common Stocks — Food & Staples Retailing	3		—	—	—		—		—	—	—	3
Common Stocks — Health Care Providers & Services	—	(b)	—	—	—		—		—	—	—	—	(b)
Common Stocks — Internet & Direct Marketing Retail	—		—	99	—		5		—	—	—	104
Common Stocks — Multiline Retail	—		—	5	—		—		—	—	—	5
Common Stocks — Professional Services	—		—	10	—		23		—	—	—	33
Corporate Bonds — Multiline Retail	—		—	4	—		67		—	—	—	71
Loan Assignments — Food & Staples Retailing	89		—	(23)	(2)		3		(22)	—	—	45
Loan Assignments — Oil, Gas & Consumable Fuels	—		—	(1)	—		73		—	—	—	72
Preferred Stocks — Internet & Direct Marketing Retail	—		—	14	—		73		—	—	—	87
Rights — Media	—	(a)	—	—	—		—		—	—	—	—	(a)
Warrants — Media	—		—	—	—		—	(a)	—	—	—	—	(a)
Warrants — Wireless Telecommunication Services	22		—	12	—		—		—	—	—	34

Total	$33,843		$(40)	$1,105	$29		$244		$(8,777)	$1,321	$(491)	$27,234

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

58	J.P. MORGAN FUNDS	DECEMBER 31, 2020

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2020, which were valued using significant unobservable inputs (level 3) amounted to approximately $999,000. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended December 31, 2020.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at December 31, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$12,726		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 13.00% (5.79%)
				Constant Default Rate	0.49% - 6.80% (3.04%)
				Yield (Discount Rate of Cash Flows)	1.12% - 16.44% (2.74%)

Asset-Backed Securities	12,726

	1,246		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.53% - 1.85% (1.66%)

Commercial Mortgage-Backed Securities	1,246

	9,186		Discounted Cash Flow	Constant Prepayment Rate	2.00% - 32.00% (19.75%)
				Constant Default Rate	0.00% - 5.60% (0.69%)
				Yield (Discount Rate of Cash Flows)	2.09% - 5.15% (3.31%)

Commercial Mortgage Obligations	9,186

	3		Market Comparable Companies	EBITDA Multiple (b)	6.0x (6.0x)

Common Stocks	3

	—	(c)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—	(c)

	117		Terms of Exchange Offer	Expected Recovery	100.00% (100.00%)

Loan Assignments	117

	—	(c)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Warrants	—	(c)

Total	$23,278

#

The table above does not include certain Level 3 investments that are valued by brokers and Pricing Services. At December 31, 2020, the value of these investments was approximately $3,956,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

As of December 31, 2020, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

E. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

60	J.P. MORGAN FUNDS	DECEMBER 31, 2020

The Fund did not lend out any securities during the six months ended December 31, 2020.

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs’. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$4,000	$77,444	$43,049	$(106)	$(553)	$37,736	3,070	$175	$816
JPMorgan Corporate Bond Fund Class R6 Shares (a)	98,796	22,185	—	—	2,330	123,311	11,292	1,390	1,826
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	898	13,118	—	—	708	14,724	1,774	149	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	937	17	—	—	79	1,033	125	16	—
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	64,384	328,033	369,757	(1)	(13)	22,646	22,635	38	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (b)	627	4,814	4,485	— (c)	— (c)	956	955	1	—

Total	$169,642	$445,611	$417,291	$(107)	$2,551	$200,406		$1,769	$2,642

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Futures Contracts — The Fund used index, treasury or other financial futures contracts to gain or reduce exposure to the stock and bond markets, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in

DECEMBER 31, 2020	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price, foreign exchange and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

I. Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

J. Summary of Derivatives Information

The following table presents the value of derivatives held as of December 31, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,929	$—	$1,929
Foreign exchange contracts	Receivables	—	2,698	2,698
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	3	—	3

Total		$1,932	$2,698	$4,630

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(50)	$—	$(50)
Foreign exchange contracts	Payables	—	(2,162)	(2,162)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(195)	—	(195)

Total		$(245)	$(2,162)	$(2,407)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets

62	J.P. MORGAN FUNDS	DECEMBER 31, 2020

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$16,880	$—	$16,880
Foreign exchange contracts	—	432	432
Interest rate contracts	37	—	37

Total	$16,917	$432	$17,349

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$3	$—	$3
Foreign exchange contracts	—	1,478	1,478
Interest rate contracts	(75)	—	(75)

Total	$(72)	$1,478	$1,406

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts and forward foreign currency exchange contracts activity during the six months ended December 31, 2020. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands):

Futures Contracts — Equity:
Average Notional Balance Long	$99,430
Average Notional Balance Short	10,864
Ending Notional Balance Long	68,813
Ending Notional Balance Short	2,774

Futures Contracts — Interest Rate:
Average Notional Balance Long	54,307
Average Notional Balance Short	57,150	(a)
Ending Notional Balance Long	15,621

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	276,878
Average Settlement Value Sold	155,072
Ending Settlement Value Purchased	250,563
Ending Settlement Value Sold	144,338

(a)	For the period July 1, 2020 through August 31, 2020.

The Fund’s derivatives contracts held at December 31, 2020 are not accounted for as hedging instruments under GAAP.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R6	Total
Transfer agency fees	$29	$—	(a)	$3	$1	$2	$35

(a)	Amount rounds to less than one thousand.

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

M. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

P. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

64	J.P. MORGAN FUNDS	DECEMBER 31, 2020

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$2	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R6
0.96%	1.46%	0.71%	0.65%	0.58%

The expense limitation agreement was in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

To the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.

For the six months ended December 31, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$296	$197	$170	$663

DECEMBER 31, 2020	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Additionally, the Fund may invest in Underlying Funds advised by the Adviser. The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated Underlying Fund on the Fund’s investment in such affiliated Underlying Fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these affiliated Underlying Funds for the six months ended December 31, 2020 was approximately $25,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Sales of U.S. Government
$271,509	$349,055	$13,915

During the six months ended December 31, 2020, there were no purchases of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$687,820	$224,709	$9,141	$215,568

As of June 30, 2020, the Fund did not have any net capital loss carryforwards.

Net capital losses and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2020, the Fund deferred to July 1, 2020 the following net capital losses and specified ordinary losses of (amounts in thousands):

Net Capital Losses		Specified Ordinary Losses
Short-Term	Long-Term
$2,817	$—	$1,091

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended December 31, 2020.

66	J.P. MORGAN FUNDS	DECEMBER 31, 2020

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Fund did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2020, the Fund had one individual shareholder and/or affiliated omnibus account and one individual shareholder and/or non-affiliated omnibus account which owned 18.2% and 31.7% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

68	J.P. MORGAN FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$1,203.10	$5.00	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	1,200.40	7.76	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class I
Actual	1,000.00	1,204.20	3.61	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class L
Actual	1,000.00	1,205.20	3.28	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,205.60	2.95	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds overseen by the Board in which the Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund and/or Underlying Funds as compared to the Fund’s and/or Underlying Funds’ objectives and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Fund and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance

70	J.P. MORGAN FUNDS	DECEMBER 31, 2020

processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through

DECEMBER 31, 2020	J.P. MORGAN FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the second, third, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the second, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are

72	J.P. MORGAN FUNDS	DECEMBER 31, 2020

included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund may invest.

DECEMBER 31, 2020	J.P. MORGAN FUNDS	73

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-DIV-1220

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2020 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Intrepid Value Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	27.40%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$105,845

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the communication services and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Capital One Financial Corp. and Charles Schwab Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period. Shares of Charles Schwab, a financial services provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 as well as positive investor expectations following the company’s $26 billion acquisition of TD Ameritrade in October 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc., Kinder Morgan Inc. and Amgen Inc. Shares of Regeneron Pharmaceuticals and Amgen, both drug development companies, fell as the U.S. approval of multiple vaccines against Covid-19 reduced both demand for alternative therapies for the virus and investor demand for pharmaceutical companies not pursuing vaccines. Shares of Kinder Morgan, an operator of pipelines and storage for the petroleum and natural gas industries, fell after industry data showed a larger-than-expected increase in U.S. crude oil inventories.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Microsoft Corp.	5.7
3.	Amazon.com, Inc.	5.1
4.	Loews Corp.	4.4
5.	Berkshire Hathaway, Inc., Class B	3.6
6.	Capital One Financial Corp.	3.5
7.	Bank of America Corp.	3.5
8.	AbbVie, Inc.	3.4
9.	Charles Schwab Corp. (The)	3.3
10.	UnitedHealth Group, Inc.	3.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Financials	20.8
Consumer Discretionary	14.1
Health Care	12.4
Materials	4.8
Communication Services	4.4
Real Estate	3.7
Energy	3.5
Industrials	3.4
Consumer Staples	1.7
Utilities	1.7
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		20.53%	16.75%	13.96%	13.62%
Without Sales Charge		27.22	23.23	15.20	14.27
CLASS C SHARES	July 29, 2011
With CDSC***		25.90	21.60	14.62	13.78
Without CDSC		26.90	22.60	14.62	13.78
CLASS I SHARES	July 29, 2011	27.40	23.52	15.49	14.56
CLASS R6 SHARES	October 1, 2018	27.52	23.84	15.61	14.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.56%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$36,404,904

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in General Dynamics Corp. and Home Depot Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of General Dynamics, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of Home Depot, a home improvement and building materials retailer, underperformed the broader market during the period following a run-up in the share price in the first half of 2020 driven by consumer demand during at-home quarantines.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Apple Inc. and its underweight positions in Intel Corp. and AT&T Inc. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would produce their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	2.6%
2.	BlackRock, Inc.	2.4
3.	Analog Devices, Inc.	2.3
4.	Johnson & Johnson	2.2
5.	Texas Instruments, Inc.	2.2
6.	PNC Financial Services Group, Inc. (The)	2.1
7.	Bank of America Corp.	2.1
8.	Bristol-Myers Squibb Co.	2.1
9.	CME Group, Inc.	2.1
10.	Medtronic plc	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Industrials	15.0
Health Care	14.2
Information Technology	10.2
Consumer Staples	10.1
Consumer Discretionary	7.5
Utilities	4.9
Communication Services	4.2
Energy	3.9
Materials	2.8
Real Estate	2.2
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		14.08%	(2.12)%	9.56%	10.78%
Without Sales Charge		20.41	3.31	10.75	11.38
CLASS C SHARES	November 4, 1997
With CDSC***		19.11	1.82	10.20	10.94
Without CDSC		20.11	2.82	10.20	10.94
CLASS I SHARES	July 2, 1987	20.56	3.62	11.03	11.66
CLASS R2 SHARES	February 28, 2011	20.23	3.06	10.46	11.10
CLASS R3 SHARES	September 9, 2016	20.37	3.33	10.75	11.38
CLASS R4 SHARES	September 9, 2016	20.57	3.62	11.03	11.66
CLASS R5 SHARES	February 28, 2011	20.70	3.77	11.22	11.86
CLASS R6 SHARES	January 31, 2012	20.71	3.88	11.32	11.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	16.44%
S&P 500 Index	22.16%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.07%

Net Assets as of 12/31/2020 (In Thousands)	$287,212

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2020. The Fund’s security selection and underweight position in the information technology sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its overweight position in the industrials sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Jack Henry & Associates Inc. and Northrop Grumman Corp. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Jack Henry & Associates, a payment processing provider mainly serving the financial services sector, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter and issued a lower-than-expected revenue forecast for its fiscal year. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump — subsequently overridden by the U.S. Congress — and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Microsoft Corp. and Intel Corp., and its overweight position in Target Corp. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Target, a discount department store chain, rose amid two consecutive quarters of better-than-expected growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toronto-Dominion Bank (The), ELN, 55.50%, 1/22/2021, (linked to S&P 500 Index)	3.6%
2.	Royal Bank of Canada, ELN, 62.43%, 2/5/2021, (linked to S&P 500 Index)	3.4
3.	BNP Paribas, ELN, 62.53%, 1/29/2021, (linked to S&P 500 Index)	3.1
4.	BMO Capital Markets Corp., ELN, 55.06%, 1/15/2021, (linked to S&P 500 Index)	3.0
5.	Barclays Bank plc, ELN, 53.15%, 1/8/2021, (linked to S&P 500 Index)	2.9
6.	Accenture plc, Class A	1.6
7.	Microsoft Corp.	1.5
8.	Alphabet, Inc., Class A	1.5
9.	Honeywell International, Inc.	1.5
10.	Amazon.com, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Other****	16.0%
Information Technology	13.4
Consumer Staples	11.4
Health Care	11.0
Industrials	9.5
Financials	9.2
Communication Services	8.3
Consumer Discretionary	8.1
Utilities	7.3
Materials	2.5
Real Estate	2.3
Others (each less than 1.0%)	0.6
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.
****	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		10.19%	0.12%	5.15%
Without Sales Charge		16.30	5.65	7.60
CLASS C SHARES	August 31, 2018
With CDSC***		15.10	4.20	7.06
Without CDSC		16.10	5.20	7.06
CLASS I SHARES	August 31, 2018	16.44	5.89	7.84
CLASS R5 SHARES	August 31, 2018	16.52	6.12	8.00
CLASS R6 SHARES	August 31, 2018	16.67	6.16	8.11

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.04%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$14,552,638

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in pharmaceutical/medical technology and media sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the telecommunications and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FedEx Corp. and Microsoft Corp. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FedEx, a package and freight delivery company, fell late in the period amid higher costs and after the company withheld its earnings and revenue forecast for 2021. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks.

Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Charter Communications Inc. and Applied Materials Inc. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Charter Communications, a cable TV systems operator, rose after the company reported better-than-expected earnings and growth in subscribers for the third quarter of 2020. Shares of Applied Materials, a semiconductor manufacturing equipment maker, rose after the company reported record revenue growth for its fiscal fourth quarter and issued a better-than-expected forecast for revenue and earnings for its fiscal first quarter.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.9
3.	Amazon.com, Inc.	4.7
4.	S&P 500 Index 3/31/2021 at USD 3,550.00, European Style	2.2
5.	Alphabet, Inc., Class A	2.0
6.	Facebook, Inc., Class A	1.9
7.	Alphabet, Inc., Class C	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	Tesla, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.6%
Consumer Discretionary	12.7
Health Care	12.5
Communication Services	10.2
Financials	9.9
Industrials	7.4
Consumer Staples	5.3
Utilities	2.6
Materials	2.4
Put Options Purchased	2.2
Energy	2.2
Real Estate	1.6
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		4.13%	7.77%	8.20%	7.10%
Without Sales Charge		9.89	13.77	9.37	7.92
CLASS C SHARES	December 13, 2013
With CDSC***		8.62	12.22	8.83	7.39
Without CDSC		9.62	13.22	8.83	7.39
CLASS I SHARES	December 13, 2013	10.04	14.10	9.65	8.20
CLASS R5 SHARES	December 13, 2013	10.10	14.23	9.83	8.38
CLASS R6 SHARES	December 13, 2013	10.15	14.34	9.91	8.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from December 13, 2013 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.15%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$249,822

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the communication services and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in eBay Inc. and Electronic Arts Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of eBay, a provider of online marketplaces, fell amid investor expectations that its business will not benefit from a potential reopening of the economy in 2021. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed the broader market following a run-up in its stock price early in the period.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Qualcomm Inc. and Lam Research Corp., and its underweight position in AT&T Inc. Shares of Qualcomm, a provider of wireless device technology, rose amid increased demand for the company’s products with the implementation of 5G networks. Shares of Lam Research, a manufacturer of semiconductor manufacturing equipment, rose amid continued demand for semiconductors and investor expectations that improved U.S.-China relations would head off a potential U.S. ban on doing business with China’s largest semiconductor company, Semiconductor Manufacturing International Corp. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that seeks to capitalize on market inefficiencies. The Fund’s portfolio managers sought companies that they believed had attractive valuations, high quality characteristics and strong momentum. The Fund’s positioning was a result of that process

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Verizon Communications, Inc.	2.6%
2.	Bank of America Corp.	2.4
3.	Medtronic plc	2.4
4.	Citigroup, Inc.	2.2
5.	Anthem, Inc.	1.9
6.	AbbVie, Inc.	1.8
7.	CSX Corp.	1.7
8.	Altria Group, Inc.	1.6
9.	Alphabet, Inc., Class C	1.6
10.	Berkshire Hathaway, Inc., Class B	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.3%
Health Care	14.3
Industrials	12.8
Information Technology	10.5
Communication Services	9.7
Consumer Staples	7.3
Consumer Discretionary	7.3
Utilities	5.1
Materials	5.1
Energy	4.5
Real Estate	3.5
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.70%	(4.00)%	7.04%	8.97%
Without Sales Charge		21.04	1.32	8.20	9.56
CLASS C SHARES	February 19, 2005
With CDSC***		19.70	(0.19)	7.66	9.13
Without CDSC		20.70	0.81	7.66	9.13
CLASS I SHARES	February 28, 2003	21.15	1.54	8.42	9.76
CLASS R2 SHARES	November 3, 2008	20.83	1.04	7.91	9.27
CLASS R5 SHARES	May 15, 2006	21.23	1.71	8.61	9.96
CLASS R6 SHARES	November 30, 2010	21.35	1.81	8.70	10.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund and the Russell 1000 Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	29.63%
Russell 1000 Growth Index	26.12%

Net Assets as of 12/31/2020 (In Thousands)	$32,290,926

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc. and Microsoft Corp., and its out-of-Benchmark position in Snap Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Microsoft, a technology conglomerate, rose amid general investor demand for the largest cap stocks as well as the company’s better-than-expected earnings and revenue for its fiscal first quarter. Shares of Snap, an online camera platform and social media provider, rose after the company reported better-than-expected earnings, revenue and user growth for the third quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceutical Inc. and DexCom Inc., and its underweight position in Apple Inc. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against Covid-19 reduced demand for alternative therapies for the virus. Shares of DexCom, a medical device manufacturer, fell during the period following a run-up in the stock price in the first half of 2020. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	4.7
3.	Amazon.com, Inc.	4.6
4.	Tesla, Inc.	4.6
5.	PayPal Holdings, Inc.	3.6
6.	Facebook, Inc., Class A	3.0
7.	Snap, Inc., Class A	2.3
8.	Chipotle Mexican Grill, Inc.	2.1
9.	QUALCOMM, Inc.	1.9
10.	Seagen, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.1%
Consumer Discretionary	19.9
Communication Services	12.4
Health Care	12.1
Financials	6.0
Industrials	4.6
Consumer Staples	2.9
Materials	1.8
Real Estate	0.7
Short-Term Investments	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		22.66%	47.47%	22.49%	17.44%
Without Sales Charge		29.45	55.62	23.82	18.08
CLASS C SHARES	November 4, 1997
With CDSC***		28.15	53.90	23.20	17.61
Without CDSC		29.15	54.90	23.20	17.61
CLASS I SHARES	February 28, 1992	29.63	56.04	24.09	18.31
CLASS R2 SHARES	November 3, 2008	29.30	55.24	23.50	17.78
CLASS R3 SHARES	September 9, 2016	29.45	55.62	23.78	18.05
CLASS R4 SHARES	September 9, 2016	29.63	56.01	24.08	18.31
CLASS R5 SHARES	April 14, 2009	29.72	56.28	24.29	18.53
CLASS R6 SHARES	November 30, 2010	29.77	56.42	24.42	18.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	33.65%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$1,702,750

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the financials sector and its underweight position in the communication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Foods Holding Corp., ON Semiconductor Corp. and General Motors Co. Shares of U.S. Foods Holding, a foodservice distributor, rose during the period after the company reported a narrower-than-expected loss for the second quarter of 2020 and amid investor appetite for shares of select companies that were sold off in the first half of the year. Shares of ON Semiconductor, a semiconductor manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2020 and raised its earnings forecast for the fourth quarter of 2020. Shares of General Motors, an automobile manufacturer, rose amid increased demand for cars and trucks in the second half of 2020 and investor expectations for sales growth in 2021 due to the potential reopening of the economy.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FMC Corp. and Wells Fargo & Co.

Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FMC, a diversified chemicals manufacturer, underperformed the broader market during the period after a run-up in the share price during the first half of the year. Shares of Wells Fargo, a banking and financial services company, underperformed the broader market after it reported lower-than-expected earnings for the third quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	US Foods Holding Corp.	3.9%
2.	Citigroup, Inc.	3.8
3.	Comcast Corp., Class A	3.6
4.	Wells Fargo & Co.	3.5
5.	General Motors Co.	3.1
6.	Cigna Corp.	2.7
7.	ON Semiconductor Corp.	2.6
8.	Bank of America Corp.	2.5
9.	Lamb Weston Holdings, Inc.	2.3
10.	Freeport-McMoRan, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.4%
Industrials	14.6
Health Care	13.3
Consumer Discretionary	11.9
Materials	9.9
Information Technology	7.3
Consumer Staples	7.1
Energy	5 .9
Real Estate	5.2
Communication Services	4.2
Utilities	0.2
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		26.54%	4.46%	9.98%	10.45%
Without Sales Charge		33.51	10.26	11.16	11.04
CLASS C SHARES	March 22, 1999
With CDSC***		32.13	8.73	10.60	10.59
Without CDSC		33.13	9.73	10.60	10.59
CLASS I SHARES	March 1, 1991	33.65	10.56	11.40	11.24
CLASS R2 SHARES	November 3, 2008	33.25	9.96	10.86	10.74
CLASS R3 SHARES	October 1, 2018	33.51	10.28	11.17	11.05
CLASS R4 SHARES	October 1, 2018	33.68	10.59	11.41	11.25
CLASS R5 SHARES	May 15, 2006	33.79	10.75	11.58	11.45
CLASS R6 SHARES	November 30, 2010	33.86	10.81	11.68	11.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2010 to December 31, 2020 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge asso-

ciated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	24.60%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$18,666,776

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s overweight position and security selection in the semiconductors & hardware sector and its security selection in the auto & transportation sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and the media sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. and its underweight position in Intel Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Taiwan Semiconductor Manufacturing rose amid monthly growth in revenue and the company’s upbeat earnings forecast. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources.

Leading individual detractors from relative performance included the Fund’s overweight positions in Northrop Grumman Corp. and O’Reilly Automotive Inc. and its underweight position in Walt Disney Co. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump — subsequently overridden by the U.S. Congress — and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of O’Reilly Automotive, a retailer of automotive parts and tools, underperformed the broader markets following a run-up in the stock price early in the period. Shares of Walt Disney, an entertainment conglomerate not held in the Fund, rose amid increased consumer demand for its online streaming entertainment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Amazon.com, Inc.	5.8
3.	Apple, Inc.	5.1
4.	Alphabet, Inc., Class A	4.8
5.	Mastercard, Inc., Class A	4.5
6.	Eaton Corp. plc	2.9
7.	Norfolk Southern Corp.	2.9
8.	NextEra Energy, Inc.	2.6
9.	Truist Financial Corp.	2.6
10.	Coca-Cola Co. (The)	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.1%
Consumer Discretionary	13.4
Health Care	11.6
Financials	10.3
Industrials	8.8
Communication Services	8.3
Utilities	4.9
Consumer Staples	4.5
Materials	3.1
Real Estate	2.4
Others (each less than 1.0%)	0.4
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		17.78%	19.45%	14.55%	13.33%
Without Sales Charge		24.31	26.08	15.78	13.95
CLASS C SHARES	September 10, 2001
With CDSC***		23.04	24.45	15.19	13.49
Without CDSC		24.04	25.45	15.19	13.49
CLASS I SHARES	September 10, 2001	24.56	26.41	16.04	14.19
CLASS L SHARES	September 17, 1993	24.60	26.54	16.21	14.35
CLASS R2 SHARES	November 3, 2008	24.17	25.79	15.47	13.66
CLASS R3 SHARES	September 9, 2016	24.41	26.11	15.77	13.94
CLASS R4 SHARES	September 9, 2016	24.53	26.46	16.04	14.19
CLASS R5 SHARES	May 15, 2006	24.58	26.61	16.23	14.39
CLASS R6 SHARES	November 30, 2010	24.72	26.74	16.33	14.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.24%
Russell 1000 Growth Index	26.12%

Net Assets as of 12/31/2020 (In Thousands)	$1,287,423

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials sector and its underweight position in the utilities sector were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in eBay Inc., Sprouts Farmers Market Inc. and VMware Inc. Shares of eBay, a provider of online marketplaces, fell amid investor expectations that its business will not benefit from a potential reopening of the economy in 2021. Shares of Sprouts Farmers Market, a supermarket chain, fell after the company reported lower-than-expected revenue for the third quarter of 2020. Shares of VMware, a provider of cloud-based software, fell after a run-up in the stock price early in the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lam Research Inc. and HubSpot Inc. and its underweight position in Home Depot Inc. Shares of Lam Research, a manufacturer of semiconductor manufacturing equipment, rose amid continued demand for semiconductors and investor expectations that improved U.S.-China relations would head off a potential U.S. ban on doing business with China’s largest semiconductor company, Semiconductor Manufacturing International Corp. Shares of HubSpot, a provider of a cloud-based marketing and customer service platform for businesses, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 and raised its earnings forecast for the fourth quarter and full year 2020. Shares of Home Depot, a home improvement retail chain not held in the Fund, underperformed the broader market following a run-up in the stock price in the first half of 2020.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that sought to capitalize on market inefficiencies. The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.9%
2.	Microsoft Corp.	8.3
3.	Amazon.com, Inc.	6.5
4.	Facebook, Inc., Class A	4.0
5.	Mastercard, Inc., Class A	3.4
6.	Tesla, Inc.	2.7
7.	AbbVie, Inc.	2.3
8.	Adobe, Inc.	2.2
9.	Lam Research Corp.	2.2
10.	Alphabet, Inc., Class A	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	45.4%
Consumer Discretionary	15.1
Health Care	13.8
Communication Services	11.1
Industrials	4.3
Consumer Staples	3.5
Real Estate	1.4
Financials	1.3
Materials	1.1
Energy	0.5
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.72%	20.73%	15.73%	14.42%
Without Sales Charge		21.07	27.43	16.99	15.04
CLASS C SHARES	February 19, 2005
With CDSC***		19.76	25.80	16.41	14.59
Without CDSC		20.76	26.80	16.41	14.59
CLASS I SHARES	February 28, 2003	21.24	27.78	17.28	15.33
CLASS R2 SHARES	November 3, 2008	20.92	27.13	16.70	14.76
CLASS R5 SHARES	May 15, 2006	21.33	27.96	17.48	15.55
CLASS R6 SHARES	November 2, 2015	21.39	28.10	17.58	15.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	24.41%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$3,032,269

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in both the semiconductors & hardware sector and the telecommunications sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Intel Corp. and Cisco Systems Inc., and its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Cisco Systems, a provider of networking technology, fell after the company issued a lower-than-expected forecast in August 2020, and amid investor concerns that regulators in China would delay approval for the company’s planned acquisition of Acacia Communications Inc. Shares of Taiwan Semiconductor Manufacturing rose amid monthly growth in revenue and the company’s upbeat earnings forecast.

Leading individual detractors from relative performance included the Fund’s short position in Walt Disney Co. and its long positions in Northrop Grumman Corp. and O’Reilly Automotive Inc. Shares of Walt Disney, an entertainment conglomerate not held in the Fund, rose amid increased consumer demand for its online streaming entertainment. Shares of Northrop Grumman, an aerospace and defense manufacturer, fell amid the December 23, 2020 veto of the 2021 U.S. military budget act by President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of O’Reilly Automotive, a retailer of automotive parts and tools, underperformed the broader market following a run-up in the stock price early in the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 126% to 26%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	5.2%
2.	Amazon.com, Inc.	4.7
3.	Apple, Inc.	4.0
4.	Alphabet, Inc., Class A	2.5
5.	Mastercard, Inc., Class A	2.3
6.	NXP Semiconductors NV (Netherlands)	1.8
7.	Analog Devices, Inc.	1.7
8.	Facebook, Inc., Class A	1.6
9.	PayPal Holdings, Inc.	1.6
10.	Norfolk Southern Corp.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	ViacomCBS, Inc.	2.9%
2.	Take-Two Interactive Software, Inc.	2.6
3.	Spotify Technology SA	2.4
4.	General Electric Co.	2.2
5.	Clorox Co. (The)	2.1
6.	Kroger Co. (The)	2.0
7.	Enbridge, Inc. (Canada)	2.0
8.	Acuity Brands, Inc.	1.8
9.	Walgreens Boots Alliance, Inc.	1.6
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	28.6%
Consumer Discretionary	13.3
Health Care	12.4
Industrials	11.0
Communication Services	10.3
Financials	7.3
Consumer Staples	4.1
Materials	3.7
Real Estate	3.1
Energy	3.1
Utilities	2.7
Short-Term Investments	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	15.9%
Information Technology	15.8
Communication Services	14.7
Consumer Staples	9.2
Health Care	8.4
Energy	8.0
Financials	6.7
Materials	6.5
Real Estate	6.3
Consumer Discretionary	5.0
Utilities	3.5

*	Percentages indicated are based on total long investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		17.70%	19.22%	13.65%	12.74%
Without Sales Charge		24.22	25.80	14.88	13.35
CLASS C SHARES	November 1, 2005
With CDSC***		22.92	24.19	14.31	12.90
Without CDSC		23.92	25.19	14.31	12.90
CLASS I SHARES	November 1, 2005	24.41	26.17	15.17	13.64
CLASS R2 SHARES	November 3, 2008	23.99	25.37	14.53	13.03
CLASS R5 SHARES	May 15, 2006	24.41	26.21	15.29	13.81
CLASS R6 SHARES	November 1, 2017	24.48	26.33	15.36	13.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	22.76%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$4,928,062

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the six months ended December 31, 2020. The Fund’s security selection in the telecommunications and technology sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical and media sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Charter Communications Inc. and Applied Materials Inc. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of Charter Communications, a cable TV systems operator, rose after the company reported better-than-expected earnings and growth in subscribers for the third quarter of 2020. Shares of Applied Materials, a semiconductor manufacturing equipment maker, rose after the company reported record revenue growth for its fiscal fourth quarter and issued a better-than-expected forecast for revenue and earnings for its fiscal first quarter.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in FedEx Corp. and Microsoft Corp. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of FedEx, a package and freight delivery company, fell late in the period amid higher costs and after the company withheld its earnings and revenue forecast for 2021. Shares of Microsoft, a technology conglomerate, underperformed after a run-up in the stock price early in the period amid general investor demand for the largest cap stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.0%
2.	Microsoft Corp.	6.3
3.	Amazon.com, Inc.	5.0
4.	Alphabet, Inc., Class A	2.1
5.	Facebook, Inc., Class A	2.0
6.	Alphabet, Inc., Class C	1.7
7.	Mastercard, Inc., Class A	1.7
8.	Berkshire Hathaway, Inc., Class B	1.6
9.	Tesla, Inc.	1.6
10.	PayPal Holdings, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.2%
Consumer Discretionary	13.5
Health Care	13.3
Communication Services	10.8
Financials	10.6
Industrials	7.9
Consumer Staples	5.7
Utilities	2.8
Materials	2.6
Energy	2.3
Real Estate	1.7
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020 The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		16.20%	14.03%	13.29%	12.64%
Without Sales Charge		22.64	20.37	14.51	13.25
CLASS I SHARES	September 10, 2001	22.76	20.67	14.79	13.53
CLASS R6 SHARES	March 24, 2003	22.85	20.78	14.94	13.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.68%
S&P 500 Index	22.16%

Net Assets as of 12/31/2020 (In Thousands)	$75,330

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Cisco Systems Inc. and Home Depot Inc. Shares of Apple, an information technology conglomerate not held by the Fund, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Cisco Systems, a provider of networking technology, fell after the company issued a lower-than-expected forecast in August 2020 as well as investor concerns that regulators in China would delay approval for the company’s planned acquisition of Acacia Communications Inc. Shares of Home Depot, a home improvement retail chain, underperformed the broader market following a run-up in the stock price in the first half of 2020.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Walt Disney Co., Aptiv PLC and Deere & Co. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Share of Aptiv, an automotive components manufacturer based in Ireland, rose amid investor expectations that the company would benefit from increased government support for the development of electric vehicles in the U.S. and Europe. Shares of Deere, a manufacturer of farming and industrials vehicles and equipment, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter and issued an upbeat earnings forecast.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	8.2%
2.	Walt Disney Co. (The)	4.5
3.	Mastercard, Inc., Class A	3.7
4.	Verizon Communications, Inc.	3.1
5.	Citigroup, Inc.	2.9
6.	Texas Instruments, Inc.	2.8
7.	Home Depot, Inc. (The)	2.6
8.	Procter & Gamble Co. (The)	2.5
9.	Lam Research Corp.	2.4
10.	Bank of America Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.9%
Health Care	13.9
Industrials	11.0
Financials	11.0
Communication Services	9.6
Consumer Discretionary	9.2
Consumer Staples	4.6
Real Estate	4.2
Utilities	1.8
Materials	1.6
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		14.21%	13.16%	13.07%	12.90%
Without Sales Charge		20.55	19.43	14.30	13.51
CLASS C SHARES	February 19, 2005
With CDSC***		19.23	17.84	13.73	13.05
Without CDSC		20.23	18.84	13.73	13.05
CLASS I SHARES	February 28, 2003	20.68	19.74	14.59	13.79
CLASS R6 SHARES	September 30, 2020	20.70	19.76	14.59	13.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	22.00%
Russell 1000 Value Index	22.75%

Net Assets as of 12/31/2020 (In Thousands)	$1,118,969

INVESTMENT OBJECTIVE**

The U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its overweight position and security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Northrop Grumman Corp., AutoZone Inc. and General Dynamics Corp. Shares of Northrop Grumman and General Dynamics, both aerospace and defense manufacturers, underperformed the broader market amid the December 23, 2020 veto of the 2021 U.S. military budget act by then-President Donald Trump—subsequently overridden by the U.S. Congress—and investor expectations that the defense sector would be unlikely to immediately benefit from a potential reopening of the economy in 2021. Shares of AutoZone, an automotive parts retailer, underperformed the broader market after the company reported lower-than-expected sales for its fiscal first quarter.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Apple Inc. and its underweight positions in Intel Corp. and AT&T Inc. Shares of Apple, an information technology conglomerate, rose amid investor demand for the largest of the large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would produce their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BlackRock, Inc.	2.5%
2.	Citigroup, Inc.	2.2
3.	Wells Fargo & Co.	2.0
4.	Berkshire Hathaway, Inc., Class B	2.0
5.	Bank of America Corp.	2.0
6.	Comcast Corp., Class A	2.0
7.	Alphabet, Inc., Class C	1.9
8.	Texas Instruments, Inc.	1.9
9.	Bristol-Myers Squibb Co.	1.9
10.	Analog Devices, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Health Care	14.4
Industrials	14.1
Information Technology	9.3
Consumer Discretionary	8.9
Communication Services	6.3
Consumer Staples	5.1
Energy	4.0
Utilities	3.7
Materials	3.5
Real Estate	1.1
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		15.59%	(1.18)%	9.40%	10.85%
Without Sales Charge		22.00	4.29	10.59	11.44
CLASS C SHARES	January 2, 1998
With CDSC***		20.68	2.76	10.04	11.00
Without CDSC		21.68	3.76	10.04	11.00
CLASS I SHARES	January 25, 1996	22.14	4.54	10.86	11.73
CLASS R2 SHARES	November 2, 2015	21.82	4.01	10.31	11.30
CLASS R3 SHARES	July 31, 2017	22.01	4.29	10.60	11.45
CLASS R4 SHARES	July 31, 2017	22.16	4.54	10.86	11.73
CLASS R5 SHARES	November 2, 2015	22.24	4.70	11.05	11.83
CLASS R6 SHARES	November 2, 2015	22.31	4.80	11.14	11.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%

Aerospace & Defense — 1.6%

Raytheon Technologies Corp.	24	1,718

Automobiles — 2.1%

Tesla, Inc. *	3	2,257

Banks — 3.4%

Bank of America Corp.	121	3,658

Biotechnology — 6.4%

AbbVie, Inc.	33	3,550

Amgen, Inc.	9	1,998

Regeneron Pharmaceuticals, Inc. *	2	1,190

		6,738

Capital Markets — 5.8%

Charles Schwab Corp. (The)	67	3,531

S&P Global, Inc.	4	1,344

T. Rowe Price Group, Inc.	8	1,284

		6,159

Construction Materials — 2.5%

Martin Marietta Materials, Inc.	9	2,618

Consumer Finance — 3.5%

Capital One Financial Corp.	38	3,735

Containers & Packaging — 2.4%

Ball Corp.	10	977

Packaging Corp. of America	11	1,523

		2,500

Diversified Financial Services — 3.6%

Berkshire Hathaway, Inc., Class B *	17	3,856

Electric Utilities — 1.7%

Xcel Energy, Inc.	27	1,769

Electronic Equipment, Instruments & Components — 1.5%

Zebra Technologies Corp., Class A *	4	1,552

Equity Real Estate Investment Trusts (REITs) — 3.7%

Federal Realty Investment Trust	20	1,668

Public Storage	10	2,218

		3,886

Health Care Equipment & Supplies — 3.0%

DexCom, Inc. *	3	1,195

Intuitive Surgical, Inc. *	2	1,951

		3,146

Health Care Providers & Services — 3.1%

UnitedHealth Group, Inc.	9	3,247

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 1.7%

Procter & Gamble Co. (The)	13	1,784

Insurance — 4.3%

Loews Corp.	102	4,610

Interactive Media & Services — 2.7%

Alphabet, Inc., Class C *	2	2,873

Internet & Direct Marketing Retail — 6.5%

Amazon.com, Inc. *	2	5,381

Booking Holdings, Inc. *	1	1,461

		6,842

IT Services — 6.6%

Global Payments, Inc.	7	1,583

Mastercard, Inc., Class A	8	2,966

PayPal Holdings, Inc. *	10	2,416

		6,965

Machinery — 1.8%

Stanley Black & Decker, Inc.	11	1,907

Media — 1.7%

DISH Network Corp., Class A *	57	1,835

Oil, Gas & Consumable Fuels — 3.5%

Kinder Morgan, Inc.	141	1,930

Marathon Petroleum Corp.	44	1,826

		3,756

Semiconductors & Semiconductor Equipment — 4.8%

Advanced Micro Devices, Inc. *	23	2,093

QUALCOMM, Inc.	20	2,990

		5,083

Software — 7.7%

Microsoft Corp.	27	5,985

Synopsys, Inc. *	8	2,155

		8,140

Specialty Retail — 5.5%

AutoZone, Inc. *	3	2,975

Home Depot, Inc. (The)	11	2,878

		5,853

Technology Hardware, Storage & Peripherals — 5.8%

Apple, Inc.	46	6,123

Total Common Stocks (Cost $61,259)		102,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $3,350)	3,348	3,350

Total Investments — 100.1% (Cost $64,609)		105,960
Liabilities in Excess of Other Assets — (0.1)%		(115)

NET ASSETS — 100.0%		105,845

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%

Aerospace & Defense — 3.6%

General Dynamics Corp.	3,025	450,235

Northrop Grumman Corp.	884	269,285

Raytheon Technologies Corp.	8,399	600,586

		1,320,106

Banks — 6.9%

Bank of America Corp.	25,389	769,555

Citigroup, Inc.	4,250	262,045

PNC Financial Services Group, Inc. (The)	5,193	773,701

Truist Financial Corp.	7,405	354,901

US Bancorp	7,881	367,159

		2,527,361

Beverages — 2.1%

Coca-Cola Co. (The)	5,980	327,938

PepsiCo, Inc.	2,982	442,202

		770,140

Biotechnology — 0.5%

Amgen, Inc.	846	194,522

Building Products — 0.6%

Trane Technologies plc	1,369	198,730

Capital Markets — 8.6%

BlackRock, Inc.	1,224	883,371

Charles Schwab Corp. (The)	7,144	378,923

CME Group, Inc.	4,102	746,705

Morgan Stanley	9,038	619,386

Northern Trust Corp.	1,769	164,799

T. Rowe Price Group, Inc.	2,273	344,133

		3,137,317

Chemicals — 2.8%

Air Products and Chemicals, Inc.	1,682	459,546

PPG Industries, Inc.	3,983	574,375

		1,033,921

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	3,061	294,736

Consumer Finance — 2.0%

American Express Co.	4,498	543,849

Capital One Financial Corp.	1,830	180,901

		724,750

Diversified Telecommunication Services — 1.6%

Verizon Communications, Inc.	9,820	576,945

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.5%

Entergy Corp.	1,800	179,665

NextEra Energy, Inc.	8,882	685,221

Xcel Energy, Inc.	5,897	393,142

		1,258,028

Electrical Equipment — 1.7%

Eaton Corp. plc	5,207	625,556

Equity Real Estate Investment Trusts (REITs) — 2.2%

Alexandria Real Estate Equities, Inc.	723	128,908

AvalonBay Communities, Inc.	1,317	211,345

Boston Properties, Inc.	991	93,635

Prologis, Inc.	1,545	154,005

Realty Income Corp.	916	56,938

Ventas, Inc.	2,159	105,890

Vornado Realty Trust	964	36,005

		786,726

Food & Staples Retailing — 2.8%

Sysco Corp.	7,204	534,950

Walmart, Inc.	3,322	478,880

		1,013,830

Food Products — 1.5%

Mondelez International, Inc., Class A	9,130	533,805

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	699	76,531

Becton Dickinson and Co.	1,376	344,406

Medtronic plc	6,072	711,287

		1,132,224

Health Care Providers & Services — 3.6%

AmerisourceBergen Corp.	3,002	293,475

CVS Health Corp.	4,642	317,057

UnitedHealth Group, Inc.	2,014	706,398

		1,316,930

Hotels, Restaurants & Leisure — 2.2%

McDonald’s Corp.	2,455	526,758

Starbucks Corp.	2,587	276,771

		803,529

Household Products — 1.1%

Procter & Gamble Co. (The)	2,867	398,908

Industrial Conglomerates — 0.8%

Honeywell International, Inc.	1,434	304,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.5%

Arthur J Gallagher & Co.	2,301	284,599

Chubb Ltd.	2,574	396,130

Hartford Financial Services Group, Inc. (The)	5,625	275,531

Marsh & McLennan Cos., Inc.	1,039	121,542

MetLife, Inc.	5,912	277,591

Progressive Corp. (The)	2,874	284,192

		1,639,585

IT Services — 3.5%

Accenture plc, Class A	910	237,719

Automatic Data Processing, Inc.	1,733	305,322

Fidelity National Information Services, Inc.	3,096	438,029

International Business Machines Corp.	2,420	304,630

		1,285,700

Leisure Products — 0.8%

Hasbro, Inc.	2,981	278,834

Machinery — 6.0%

Deere & Co.	1,665	447,871

Dover Corp.	5,500	694,330

Otis Worldwide Corp.	1,470	99,289

Parker-Hannifin Corp.	2,258	614,967

Stanley Black & Decker, Inc.	1,753	312,998

		2,169,455

Media — 2.6%

Comcast Corp., Class A	18,083	947,575

Multi-Utilities — 1.4%

CMS Energy Corp.	4,947	301,789

Public Service Enterprise Group, Inc.	3,654	213,018

		514,807

Oil, Gas & Consumable Fuels — 3.9%

Chevron Corp.	5,887	497,119

ConocoPhillips	14,369	574,632

EOG Resources, Inc.	4,741	236,428

Valero Energy Corp.	2,025	114,572

		1,422,751

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	12,394	768,807

Eli Lilly and Co.	2,783	469,899

Johnson & Johnson	5,061	796,479

Merck & Co., Inc.	3,411	278,991

Pfizer, Inc.	5,794	213,294

		2,527,470

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.5%

Norfolk Southern Corp.	2,218	526,920

Semiconductors & Semiconductor Equipment — 4.4%

Analog Devices, Inc.	5,613	829,160

Texas Instruments, Inc.	4,792	786,479

		1,615,639

Software — 1.5%

Microsoft Corp.	2,384	530,172

Specialty Retail — 3.9%

Best Buy Co., Inc.	3,530	352,213

Home Depot, Inc. (The)	2,340	621,553

TJX Cos., Inc. (The)	6,684	456,440

		1,430,206

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	2,079	275,889

Textiles, Apparel & Luxury Goods — 0.6%

VF Corp.	2,425	207,121

Tobacco — 2.6%

Altria Group, Inc.	6,392	262,087

Philip Morris International, Inc.	8,457	700,129

		962,216

Total Common Stocks (Cost $26,001,247)		35,287,402

Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $1,067,536)	1,067,055	1,067,589

Total Investments — 99.9% (Cost $27,068,783)		36,354,991
Other Assets Less Liabilities — 0.1%		49,913

NET ASSETS — 100.0%		36,404,904

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.4%

Aerospace & Defense — 0.9%

Northrop Grumman Corp.	9	2,709

Air Freight & Logistics — 0.6%

United Parcel Service, Inc., Class B	9	1,575

Banks — 0.5%

US Bancorp	29	1,368

Beverages — 2.8%

Coca-Cola Co. (The)	55	2,993

Constellation Brands, Inc., Class A	6	1,335

PepsiCo, Inc.	25	3,712

		8,040

Biotechnology — 3.1%

AbbVie, Inc.	37	3,923

Alexion Pharmaceuticals, Inc. *	17	2,647

Regeneron Pharmaceuticals, Inc. *	2	1,202

Vertex Pharmaceuticals, Inc. *	5	1,217

		8,989

Building Products — 1.3%

Trane Technologies plc	25	3,589

Capital Markets — 2.6%

BlackRock, Inc.	3	1,886

Intercontinental Exchange, Inc.	34	3,894

S&P Global, Inc.	5	1,667

		7,447

Chemicals — 1.5%

Linde plc (United Kingdom)	13	3,509

PPG Industries, Inc.	6	823

		4,332

Commercial Services & Supplies — 0.6%

Waste Management, Inc.	14	1,707

Containers & Packaging — 1.0%

Silgan Holdings, Inc.	78	2,877

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc., Class B *	15	3,554

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	52	3,057

Electric Utilities — 2.6%

NextEra Energy, Inc.	52	4,037

Xcel Energy, Inc.	51	3,426

		7,463

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 0.7%

Eaton Corp. plc	17	2,053

Entertainment — 0.9%

Netflix, Inc. *	5	2,581

Equity Real Estate Investment Trusts (REITs) — 2.3%

Equinix, Inc.	3	2,260

Prologis, Inc.	18	1,754

Public Storage	6	1,366

Sun Communities, Inc.	8	1,166

		6,546

Food & Staples Retailing — 2.4%

Costco Wholesale Corp.	10	3,755

Kroger Co. (The)	30	949

Walmart, Inc.	14	2,069

		6,773

Food Products — 2.5%

Conagra Brands, Inc.	34	1,220

General Mills, Inc.	20	1,167

Hershey Co. (The)	8	1,157

Mondelez International, Inc., Class A	63	3,676

		7,220

Health Care Equipment & Supplies — 0.5%

Medtronic plc	13	1,546

Health Care Providers & Services — 0.5%

UnitedHealth Group, Inc.	4	1,470

Hotels, Restaurants & Leisure — 0.3%

McDonald’s Corp.	4	829

Household Products — 2.3%

Kimberly-Clark Corp.	22	2,909

Procter & Gamble Co. (The)	27	3,758

		6,667

Industrial Conglomerates — 1.5%

Honeywell International, Inc.	20	4,199

Insurance — 4.7%

Allstate Corp. (The)	34	3,696

Chubb Ltd.	21	3,201

Marsh & McLennan Cos., Inc.	20	2,333

Progressive Corp. (The)	39	3,874

RenaissanceRe Holdings Ltd. (Bermuda)	3	510

		13,614

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	2	4,266

Facebook, Inc., Class A *	8	2,171

		6,437

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc. *	1	4,156

IT Services — 7.0%

Accenture plc, Class A	17	4,514

Automatic Data Processing, Inc.	5	825

Booz Allen Hamilton Holding Corp.	34	2,955

Leidos Holdings, Inc.	32	3,312

Mastercard, Inc., Class A	11	3,896

PayPal Holdings, Inc. *	8	1,788

Visa, Inc., Class A	12	2,686

		19,976

Life Sciences Tools & Services — 1.6%

PerkinElmer, Inc.	9	1,258

Thermo Fisher Scientific, Inc.	7	3,430

		4,688

Machinery — 1.6%

Cummins, Inc.	7	1,652

Deere & Co.	4	951

PACCAR, Inc.	24	2,073

		4,676

Media — 2.6%

Charter Communications, Inc., Class A *	6	3,981

Comcast Corp., Class A	69	3,619

		7,600

Multiline Retail — 2.3%

Dollar General Corp.	5	1,137

Dollar Tree, Inc. *	11	1,232

Target Corp.	23	4,124

		6,493

Multi-Utilities — 4.6%

Ameren Corp.	43	3,336

CMS Energy Corp.	52	3,166

Public Service Enterprise Group, Inc.	62	3,594

Sempra Energy	18	2,309

WEC Energy Group, Inc.	10	921

		13,326

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.4%

TC Energy Corp. (Canada)	28	1,149

Pharmaceuticals — 5.1%

Bristol-Myers Squibb Co.	57	3,530

Eli Lilly and Co.	24	4,049

Johnson & Johnson	22	3,475

Merck & Co., Inc.	43	3,486

		14,540

Road & Rail — 2.3%

Norfolk Southern Corp.	9	2,174

Old Dominion Freight Line, Inc.	17	3,327

Union Pacific Corp.	5	1,017

		6,518

Semiconductors & Semiconductor Equipment — 0.9%

Analog Devices, Inc.	17	2,537

Software — 3.6%

Intuit, Inc.	11	4,047

Microsoft Corp.	19	4,291

salesforce.com, Inc. *	9	2,044

		10,382

Specialty Retail — 3.1%

AutoZone, Inc. *	3	3,758

Home Depot, Inc. (The)	8	1,997

Lowe’s Cos., Inc.	11	1,699

TJX Cos., Inc. (The)	22	1,531

		8,985

Technology Hardware, Storage & Peripherals — 1.8%

Apple, Inc.	29	3,830

Seagate Technology plc	21	1,275

		5,105

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	17	2,407

Tobacco — 1.3%

Altria Group, Inc.	40	1,623

Philip Morris International, Inc.	26	2,135

		3,758

Wireless Telecommunication Services — 1.3%

T-Mobile US, Inc. *	28	3,767

Total Common Stocks (Cost $199,065)		236,705

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 15.8%

Barclays Bank plc, ELN, 53.15%, 1/8/2021, (linked to S&P 500 Index) (a)	2	8,218

BMO Capital Markets Corp., ELN, 55.06%, 1/15/2021, (linked to S&P 500 Index) (a)	2	8,517

BNP Paribas, ELN, 62.53%, 1/29/2021, (linked to S&P 500 Index) (a)	2	8,785

Royal Bank of Canada, ELN, 62.43%, 2/5/2021, (linked to S&P 500 Index) (a)	3	9,627

Toronto-Dominion Bank (The), ELN, 55.50%, 1/22/2021, (linked to S&P 500 Index) (a)	3	10,205

Total Equity-Linked Notes (Cost $45,596)		45,352

	SHARES (000)
Exchange-Traded Funds — 0.2%

International Equity — 0.2%

iShares MSCI USA Min Vol Factor ETF (Cost $510)	8	512

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $1,271)	1,271	1,271

Total Investments — 98.8% (Cost $246,442)		283,840
Other Assets Less Liabilities — 1.2%		3,372

NET ASSETS — 100.0%		287,212

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 1.0%

General Dynamics Corp. (a)	152	22,559

Northrop Grumman Corp.	163	49,755

Raytheon Technologies Corp.	1,022	73,092

		145,406

Air Freight & Logistics — 0.5%

FedEx Corp.	300	77,801

Airlines — 0.3%

Delta Air Lines, Inc.	434	17,467

Southwest Airlines Co.	563	26,245

		43,712

Auto Components — 0.2%

Magna International, Inc. (Canada)	413	29,212

Automobiles — 1.8%

General Motors Co.	798	33,237

Tesla, Inc. *	320	225,928

		259,165

Banks — 3.1%

Bank of America Corp. (a)	2,239	67,877

Citigroup, Inc.	1,499	92,454

KeyCorp (a)	3,395	55,705

Regions Financial Corp.	2,619	42,221

Truist Financial Corp.	698	33,477

US Bancorp	1,209	56,343

Wells Fargo & Co.	3,415	103,075

		451,152

Beverages — 1.3%

Coca-Cola Co. (The) (a)	2,260	123,938

Constellation Brands, Inc., Class A	313	68,617

		192,555

Biotechnology — 2.5%

AbbVie, Inc.	1,499	160,634

Alexion Pharmaceuticals, Inc. *	417	65,122

Amgen, Inc. (a)	47	10,831

Biogen, Inc. * (a)	124	30,352

Regeneron Pharmaceuticals, Inc. *	83	40,268

Vertex Pharmaceuticals, Inc. *	213	50,348

		357,555

Building Products — 0.9%

Masco Corp.	875	48,055

Trane Technologies plc	522	75,727

		123,782

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.4%

Goldman Sachs Group, Inc. (The)	293	77,385

Intercontinental Exchange, Inc.	635	73,238

MarketAxess Holdings, Inc.	35	19,863

Morgan Stanley	1,942	133,113

MSCI, Inc.	21	9,399

S&P Global, Inc.	362	119,121

State Street Corp.	706	51,391

T. Rowe Price Group, Inc.	93	14,061

		497,571

Chemicals — 1.8%

Air Products and Chemicals, Inc.	99	27,083

Celanese Corp.	160	20,756

Dow, Inc.	348	19,316

DuPont de Nemours, Inc.	562	39,980

Eastman Chemical Co.	655	65,710

Linde plc (United Kingdom)	173	45,473

LyondellBasell Industries NV, Class A	229	20,994

PPG Industries, Inc.	201	29,016

		268,328

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	48	16,948

Communications Equipment — 0.4%

Cisco Systems, Inc.	1,009	45,155

Motorola Solutions, Inc.	45	7,606

		52,761

Consumer Finance — 0.5%

Capital One Financial Corp.	704	69,595

Containers & Packaging — 0.6%

Avery Dennison Corp.	103	16,031

Crown Holdings, Inc. * (a)	257	25,753

Packaging Corp. of America	90	12,428

WestRock Co.	627	27,292

		81,504

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	179	2,847

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	993	230,277

Voya Financial, Inc.	169	9,934

		240,211

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc. (a)	1,943	114,123

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.4%

Exelon Corp.	594	25,081

NextEra Energy, Inc.	1,922	148,281

Xcel Energy, Inc. (a)	518	34,550

		207,912

Electrical Equipment — 0.6%

Eaton Corp. plc	706	84,862

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	286	34,674

Entertainment — 1.2%

Netflix, Inc. * (a)	311	167,910

Equity Real Estate Investment Trusts (REITs) — 1.7%

Camden Property Trust	324	32,422

Equinix, Inc.	91	64,905

Equity LifeStyle Properties, Inc.	188	11,936

Mid-America Apartment Communities, Inc.	202	25,621

Prologis, Inc.	679	67,719

Public Storage	44	10,052

Realty Income Corp.	97	6,004

Sun Communities, Inc.	62	9,403

UDR, Inc.	134	5,157

Ventas, Inc.	356	17,456

		250,675

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	143	53,712

Kroger Co. (The)	639	20,283

		73,995

Food Products — 0.6%

Mondelez International, Inc., Class A (a)	1,560	91,214

Health Care Equipment & Supplies — 3.0%

Abbott Laboratories	178	19,461

ABIOMED, Inc. *	20	6,605

Baxter International, Inc.	758	60,833

Becton Dickinson and Co.	131	32,815

Boston Scientific Corp. * (a)	1,605	57,695

DexCom, Inc. *	43	15,858

Edwards Lifesciences Corp. *	167	15,253

Intuitive Surgical, Inc. * (a)	31	25,096

Medtronic plc (a)	1,088	127,422

Zimmer Biomet Holdings, Inc. (a)	529	81,562

		442,600

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

Anthem, Inc. (a)	119	38,083

Centene Corp. *	148	8,860

Cigna Corp. (a)	391	81,497

McKesson Corp.	436	75,796

UnitedHealth Group, Inc. (a)	541	189,790

		394,026

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	347	38,589

Yum! Brands, Inc.	462	50,204

		88,793

Household Durables — 0.4%

Lennar Corp., Class A	752	57,289

Household Products — 1.7%

Kimberly-Clark Corp.	473	63,790

Procter & Gamble Co. (The) (a)	1,268	176,402

		240,192

Industrial Conglomerates — 1.0%

Honeywell International, Inc. (a)	658	140,013

Insurance — 1.8%

Allstate Corp. (The) (a)	699	76,817

American International Group, Inc.	397	15,015

Chubb Ltd.	325	49,957

Hartford Financial Services Group, Inc. (The)	479	23,461

Marsh & McLennan Cos., Inc.	160	18,762

MetLife, Inc.	145	6,816

Progressive Corp. (The)	736	72,778

		263,606

Interactive Media & Services — 5.8%

Alphabet, Inc., Class A * (a)	174	304,818

Alphabet, Inc., Class C * (a)	139	244,142

Facebook, Inc., Class A * (a)	1,081	295,168

		844,128

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. * (a)	219	714,179

Booking Holdings, Inc. * (a)	31	69,656

		783,835

IT Services — 6.1%

Accenture plc, Class A	618	161,458

Booz Allen Hamilton Holding Corp.	253	22,025

FleetCor Technologies, Inc. *	39	10,705

International Business Machines Corp.	434	54,683

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Leidos Holdings, Inc.	532	55,927

Mastercard, Inc., Class A (a)	680	242,816

PayPal Holdings, Inc. * (a)	861	201,668

Visa, Inc., Class A (a)	599	131,071

		880,353

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	104	38,602

PerkinElmer, Inc.	51	7,254

Thermo Fisher Scientific, Inc. (a)	352	164,052

Waters Corp. *	32	7,801

		217,709

Machinery — 2.0%

Cummins, Inc. (a)	198	45,074

Deere & Co.	274	73,668

Parker-Hannifin Corp.	259	70,636

Snap-on, Inc.	132	22,600

Stanley Black & Decker, Inc.	415	74,136

		286,114

Media — 2.3%

Altice USA, Inc., Class A *	478	18,087

Charter Communications, Inc., Class A * (a)	167	110,192

Comcast Corp., Class A (a)	2,810	147,225

Discovery, Inc., Class A *	975	29,347

Discovery, Inc., Class C *	1,129	29,561

		334,412

Metals & Mining — 0.1%

Newmont Corp.	362	21,663

Multiline Retail — 0.8%

Dollar Tree, Inc. *	319	34,509

Target Corp.	479	84,516

		119,025

Multi-Utilities — 1.3%

Ameren Corp.	501	39,127

CMS Energy Corp.	510	31,137

DTE Energy Co.	269	32,643

Public Service Enterprise Group, Inc.	601	35,031

Sempra Energy	411	52,303

		190,241

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	217	3,537

Cheniere Energy, Inc. *	277	16,644

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Chevron Corp. (a)	1,214	102,558

ConocoPhillips	581	23,242

Diamondback Energy, Inc.	392	18,975

EOG Resources, Inc. (a)	873	43,558

Kinder Morgan, Inc.	998	13,649

Phillips 66	557	38,945

Pioneer Natural Resources Co. (a)	494	56,218

Williams Cos., Inc. (The)	894	17,933

		335,259

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	180	47,937

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co. (a)	2,189	135,756

Eli Lilly and Co. (a)	788	132,982

Johnson & Johnson (a)	730	114,893

Merck & Co., Inc. (a)	1,386	113,336

Pfizer, Inc.	396	14,594

		511,561

Professional Services — 0.1%

Verisk Analytics, Inc.	74	15,461

Road & Rail — 1.3%

CSX Corp.	256	23,232

Lyft, Inc., Class A *	383	18,820

Norfolk Southern Corp. (a)	476	113,119

Union Pacific Corp.	197	40,945

		196,116

Semiconductors & Semiconductor Equipment — 5.9%

Advanced Micro Devices, Inc. * (a)	873	80,051

Analog Devices, Inc.	698	103,128

Applied Materials, Inc.	1,214	104,749

Intel Corp.	694	34,598

Lam Research Corp.	154	72,687

Microchip Technology, Inc.	220	30,409

Micron Technology, Inc. *	324	24,351

NVIDIA Corp. (a)	233	121,594

NXP Semiconductors NV (Netherlands)	454	72,224

Qorvo, Inc. *	263	43,697

QUALCOMM, Inc.	163	24,894

Texas Instruments, Inc. (a)	858	140,783

		853,165

Software — 8.2%

Fortinet, Inc. *	65	9,654

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Intuit, Inc. (a)	291	110,654

Microsoft Corp. (a)	4,059	902,865

salesforce.com, Inc. * (a)	604	134,319

Workday, Inc., Class A *	139	33,312

		1,190,804

Specialty Retail — 3.3%

AutoZone, Inc. * (a)	60	70,741

Best Buy Co., Inc. (a)	677	67,519

Home Depot, Inc. (The) (a)	494	131,274

Lowe’s Cos., Inc. (a)	853	136,913

TJX Cos., Inc. (The) (a)	974	66,531

		472,978

Technology Hardware, Storage & Peripherals — 7.3%

Apple, Inc. (a)	7,664	1,016,877

Seagate Technology plc	777	48,283

		1,065,160

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	341	32,104

NIKE, Inc., Class B	738	104,413

		136,517

Tobacco — 1.2%

Altria Group, Inc. (a)	1,839	75,400

Philip Morris International, Inc.	1,201	99,390

		174,790

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	782	105,427

Total Common Stocks (Cost $10,576,181)		14,344,644

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 2.3%

Put Options Purchased — 2.3%

Index Funds — 2.3%

S&P 500 Index 3/31/2021 at USD 3,550.00, European Style Notional Amount: USD 14,493,172 Exchange-Traded * (Cost $345,846)	38,586	337,242

	SHARES (000)
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (c) (d) (Cost $675,807)	675,807	675,807

Total Investments — 105.5% (Cost $11,597,834)		15,357,693
Liabilities in Excess of Other Assets — (5.5)%		(805,055)

NET ASSETS — 100.0%		14,552,638

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,039	03/2021	USD	194,566	452

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	38,586	USD 14,493,172	USD 3,895.00	3/31/2021	(251,774)

Written Put Options Contracts as of December 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	38,586	USD 14,493,172	USD 3,000.00	3/31/2021	(89,326)

Total Written Options Contracts (Premiums Received $334,309)						(341,100)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.4%

Raytheon Technologies Corp.	50	3,597

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	5	842

Airlines — 0.3%

Delta Air Lines, Inc.	19	744

Auto Components — 0.9%

Lear Corp.	15	2,354

Banks — 9.1%

Bank of America Corp.	200	6,071

Citigroup, Inc.	89	5,505

Citizens Financial Group, Inc.	62	2,203

Sterling Bancorp	78	1,402

Truist Financial Corp.	28	1,347

Wells Fargo & Co.	83	2,499

Western Alliance Bancorp	33	1,984

Zions Bancorp NA	39	1,699

		22,710

Biotechnology — 2.5%

AbbVie, Inc.	41	4,444

Biogen, Inc. *	5	1,151

Exelixis, Inc. *	32	632

		6,227

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	8	669

Owens Corning	28	2,098

		2,767

Capital Markets — 2.3%

Ameriprise Financial, Inc.	2	369

Bank of New York Mellon Corp. (The)	28	1,188

Goldman Sachs Group, Inc. (The)	4	1,002

Morgan Stanley	46	3,139

		5,698

Chemicals — 2.9%

Celanese Corp.	13	1,624

DuPont de Nemours, Inc.	43	3,079

Eastman Chemical Co.	8	802

Huntsman Corp.	67	1,672

		7,177

Commercial Services & Supplies — 0.4%

Republic Services, Inc.	11	1,088

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.5%

Cisco Systems, Inc.	65	2,900

Lumentum Holdings, Inc. *	10	948

		3,848

Construction & Engineering — 0.8%

AECOM *	22	1,115

MasTec, Inc. *	12	846

		1,961

Consumer Finance — 2.2%

Ally Financial, Inc.	42	1,490

Capital One Financial Corp.	10	1,018

Discover Financial Services	11	978

Synchrony Financial	59	2,041

		5,527

Containers & Packaging — 2.2%

Ardagh Group SA	50	867

Berry Global Group, Inc. *	35	1,944

Crown Holdings, Inc. *	21	2,134

Silgan Holdings, Inc.	18	668

		5,613

Diversified Consumer Services — 0.3%

H&R Block, Inc.	51	807

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	17	4,011

Voya Financial, Inc.	31	1,841

		5,852

Diversified Telecommunication Services — 2.8%

CenturyLink, Inc.	58	565

Verizon Communications, Inc.	111	6,509

		7,074

Electric Utilities — 3.7%

Entergy Corp.	15	1,538

Exelon Corp.	83	3,513

NextEra Energy, Inc.	36	2,739

Southern Co. (The)	24	1,480

		9,270

Electrical Equipment — 1.3%

Eaton Corp. plc	26	3,172

Energy Equipment & Services — 1.0%

Baker Hughes Co.	33	678

Schlumberger NV	88	1,923

		2,601

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Entertainment — 0.5%

Walt Disney Co. (The) *	6	1,123

Equity Real Estate Investment Trusts (REITs) — 3.5%

American Tower Corp.	5	1,033

Essex Property Trust, Inc.	7	1,543

Invitation Homes, Inc.	59	1,764

Kilroy Realty Corp.	16	890

Paramount Group, Inc.	154	1,392

VEREIT, Inc.	29	1,097

VICI Properties, Inc.	44	1,125

		8,844

Food & Staples Retailing — 1.3%

Sysco Corp.	42	3,141

Food Products — 1.6%

Conagra Brands, Inc.	44	1,585

Mondelez International, Inc., Class A	19	1,134

Tyson Foods, Inc., Class A	19	1,205

		3,924

Health Care Equipment & Supplies — 2.9%

Hologic, Inc. *	18	1,289

Medtronic plc	51	5,974

		7,263

Health Care Providers & Services — 4.0%

Anthem, Inc.	15	4,688

Centene Corp. *	25	1,494

Cigna Corp.	8	1,624

HCA Healthcare, Inc.	8	1,250

McKesson Corp.	5	835

		9,891

Hotels, Restaurants & Leisure — 2.1%

Darden Restaurants, Inc.	7	870

Las Vegas Sands Corp.	41	2,444

Wyndham Destinations, Inc.	44	1,951

		5,265

Household Durables — 0.9%

DR Horton, Inc.	15	1,006

PulteGroup, Inc.	27	1,147

		2,153

Household Products — 2.1%

Procter & Gamble Co. (The)	23	3,214

Spectrum Brands Holdings, Inc.	25	1,983

		5,197

INVESTMENTS	SHARES (000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.2%

Vistra Corp.	25	499

Industrial Conglomerates — 0.6%

General Electric Co.	138	1,493

Insurance — 2.5%

Allstate Corp. (The)	19	2,034

Fidelity National Financial, Inc.	49	1,927

MetLife, Inc.	15	681

Travelers Cos., Inc. (The)	11	1,474

		6,116

Interactive Media & Services — 3.4%

Alphabet, Inc., Class A *	2	3,137

Alphabet, Inc., Class C *	2	4,030

Zillow Group, Inc., Class C *	10	1,246

		8,413

Internet & Direct Marketing Retail — 1.2%

eBay, Inc.	38	1,899

Qurate Retail, Inc., Series A	89	979

		2,878

IT Services — 2.2%

DXC Technology Co.	76	1,944

Leidos Holdings, Inc.	11	1,146

Mastercard, Inc., Class A	3	982

Science Applications International Corp.	15	1,429

		5,501

Leisure Products — 0.8%

Brunswick Corp.	25	1,868

Life Sciences Tools & Services — 1.5%

Agilent Technologies, Inc.	6	723

IQVIA Holdings, Inc. *	10	1,773

PerkinElmer, Inc.	9	1,306

		3,802

Machinery — 3.1%

Caterpillar, Inc.	8	1,438

Deere & Co.	6	1,614

PACCAR, Inc.	15	1,277

Parker-Hannifin Corp.	7	1,907

Toro Co. (The)	15	1,423

		7,659

Media — 3.1%

Charter Communications, Inc., Class A *	5	3,440

Discovery, Inc., Class A * (a)	64	1,911

Fox Corp., Class B	24	687

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — continued

Nexstar Media Group, Inc., Class A	6	611

Omnicom Group, Inc.	17	1,067

		7,716

Multi-Utilities — 1.2%

Sempra Energy	14	1,822

WEC Energy Group, Inc.	14	1,261

		3,083

Oil, Gas & Consumable Fuels — 3.4%

Cheniere Energy, Inc. *	28	1,663

Chevron Corp.	14	1,145

Cimarex Energy Co.	52	1,965

Concho Resources, Inc.	20	1,155

EOG Resources, Inc.	14	683

Kinder Morgan, Inc.	65	890

Phillips 66	16	1,112

		8,613

Personal Products — 0.3%

Herbalife Nutrition Ltd. *	18	860

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	53	3,294

Horizon Therapeutics plc *	10	695

Jazz Pharmaceuticals plc *	10	1,617

Johnson & Johnson	8	1,259

Pfizer, Inc.	51	1,881

		8,746

Professional Services — 0.4%

ManpowerGroup, Inc.	12	1,082

Road & Rail — 2.5%

CSX Corp.	46	4,147

Old Dominion Freight Line, Inc.	7	1,269

Union Pacific Corp.	4	895

		6,311

Semiconductors & Semiconductor Equipment — 3.1%

Intel Corp.	37	1,824

Lam Research Corp.	6	2,786

Qorvo, Inc. *	5	815

QUALCOMM, Inc.	15	2,285

		7,710

Software — 2.1%

Microsoft Corp.	11	2,425

Oracle Corp.	43	2,775

		5,200

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 1.1%

Best Buy Co., Inc.	14	1,367

Foot Locker, Inc.	37	1,496

		2,863

Technology Hardware, Storage & Peripherals — 1.7%

Dell Technologies, Inc., Class C *	31	2,294

Hewlett Packard Enterprise Co.	91	1,079

NetApp, Inc.	12	762

		4,135

Tobacco — 2.1%

Altria Group, Inc.	100	4,116

Philip Morris International, Inc.	13	1,060

		5,176

Trading Companies & Distributors — 0.6%

United Rentals, Inc. *	6	1,484

Total Common Stocks (Cost $202,330)		246,938

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $30)	14	10

	SHARES (000)
Short-Term Investments — 1.6%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $3,492)	3,491	3,492

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	3	4

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	423	423

Total Investment of Cash Collateral from Securities Loaned (Cost $427)		427

Total Short-Term Investments (Cost $3,919)		3,919

Total Investments — 100.4% (Cost $206,279)		250,867
Liabilities in Excess of Other Assets — (0.4)%		(1,045)

NET ASSETS — 100.0%		249,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $418,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	9	03/2021	USD	1,685	38

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.5%

Air Freight & Logistics — 0.6%

FedEx Corp.	774	200,868

Automobiles — 4.6%

Tesla, Inc. *	2,126	1,500,466

Beverages — 2.0%

Boston Beer Co., Inc. (The), Class A *	216	214,270

Monster Beverage Corp. *	4,648	429,879

		644,149

Biotechnology — 5.6%

Alnylam Pharmaceuticals, Inc. *	342	44,411

Biogen, Inc. *	614	150,222

BioMarin Pharmaceutical, Inc. *	1,794	157,328

Exact Sciences Corp. * (a)	2,572	340,698

Moderna, Inc. *	1,172	122,470

Regeneron Pharmaceuticals, Inc. * (a)	846	408,615

Seagen, Inc. *	3,327	582,638

		1,806,382

Capital Markets — 6.1%

Blackstone Group, Inc. (The), Class A	4,420	286,473

Charles Schwab Corp. (The)	7,496	397,578

MarketAxess Holdings, Inc.	940	536,155

Morgan Stanley	4,856	332,775

MSCI, Inc.	315	140,434

S&P Global, Inc.	797	262,064

		1,955,479

Chemicals — 1.8%

Air Products and Chemicals, Inc.	1,121	306,225

Sherwin-Williams Co. (The)	391	287,129

		593,354

Electrical Equipment — 1.3%

Rockwell Automation, Inc.	1,620	406,262

Electronic Equipment, Instruments & Components — 0.9%

Amphenol Corp., Class A	2,150	281,156

Entertainment — 2.1%

Netflix, Inc. *	554	299,727

Spotify Technology SA *	1,241	390,587

		690,314

Equity Real Estate Investment Trusts (REITs) — 0.7%

Equinix, Inc.	329	234,930

Health Care Equipment & Supplies — 3.9%

ABIOMED, Inc. *	345	111,784

Align Technology, Inc. *	753	402,281

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	970	358,518

Intuitive Surgical, Inc. *	461	377,287

		1,249,870

Health Care Providers & Services — 1.7%

HCA Healthcare, Inc.	1,078	177,337

McKesson Corp.	2,128	370,086

		547,423

Health Care Technology — 0.3%

Veeva Systems, Inc., Class A *	398	108,488

Hotels, Restaurants & Leisure — 2.2%

Airbnb, Inc., Class A *	263	38,638

Chipotle Mexican Grill, Inc. *	482	668,255

		706,893

Industrial Conglomerates — 0.6%

Roper Technologies, Inc.	423	182,179

Interactive Media & Services — 10.3%

Alphabet, Inc., Class C *	201	352,937

Facebook, Inc., Class A *	3,606	984,967

Match Group, Inc. *	3,258	492,595

Pinterest, Inc., Class A *	2,402	158,279

Snap, Inc., Class A *	15,184	760,278

Twitter, Inc. *	2,462	133,317

Zillow Group, Inc., Class C *	3,524	457,363

		3,339,736

Internet & Direct Marketing Retail — 9.5%

Alibaba Group Holding Ltd., ADR (China) *	1,460	339,739

Amazon.com, Inc. *	461	1,501,461

Booking Holdings, Inc. *	194	431,645

Grubhub, Inc. *	732	54,373

MercadoLibre, Inc. (Argentina) * (a)	295	494,869

Wayfair, Inc., Class A * (a)	1,034	233,510

		3,055,597

IT Services — 7.4%

Cognizant Technology Solutions Corp., Class A	2,711	222,134

Mastercard, Inc., Class A	1,299	463,522

PayPal Holdings, Inc. *	5,030	1,178,131

Shopify, Inc., Class A (Canada) * (a)	31	35,204

Square, Inc., Class A *	2,246	488,906

		2,387,897

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.	500	233,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 0.7%

Deere & Co.	805	216,666

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	1,155	307,476

Professional Services — 0.3%

CoStar Group, Inc. * (a)	113	104,629

Road & Rail — 1.2%

Norfolk Southern Corp.	1,584	376,303

Semiconductors & Semiconductor Equipment — 9.6%

Advanced Micro Devices, Inc. *	5,357	491,309

ASML Holding NV (Registered), NYRS (Netherlands)	1,014	494,694

Enphase Energy, Inc. * (a)	1,390	243,886

Lam Research Corp.	735	347,307

NVIDIA Corp.	840	438,578

QUALCOMM, Inc.	4,165	634,542

Texas Instruments, Inc.	2,758	452,671

		3,102,987

Software — 9.9%

Microsoft Corp.	6,882	1,530,761

salesforce.com, Inc. *	1,359	302,307

ServiceNow, Inc. *	273	150,515

SS&C Technologies Holdings, Inc.	2,842	206,763

Synopsys, Inc. *	1,920	497,767

Trade Desk, Inc. (The), Class A *	347	278,027

Workday, Inc., Class A *	905	216,823

		3,182,963

Specialty Retail — 2.9%

Carvana Co. *	1,305	312,672

Home Depot, Inc. (The)	1,350	358,650

Lowe’s Cos., Inc.	1,577	253,108

		924,430

Technology Hardware, Storage & Peripherals — 7.7%

Apple, Inc.	18,771	2,490,705

Textiles, Apparel & Luxury Goods — 1.0%

Lululemon Athletica, Inc. *	926	322,276

Total Common Stocks (Cost $16,902,448)		31,152,982

Short-Term Investments — 4.6%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $1,289,076)	1,288,551	1,289,196

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	177,129	177,146

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	28,095	28,095

Total Investment of Cash Collateral from Securities Loaned (Cost $205,242)		205,241

Total Short-Term Investments (Cost $1,494,318)		1,494,437

Total Investments — 101.1% (Cost $18,396,766)		32,647,419
Liabilities in Excess of Other Assets — (1.1)%		(356,493)

NET ASSETS — 100.0%		32,290,926

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $176,206,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.9%

Raytheon Technologies Corp.	445	31,808

Airlines — 1.3%

Spirit Airlines, Inc. * (a)	920	22,487

Automobiles — 3.1%

General Motors Co.	1,264	52,650

Banks — 9.9%

Bank of America Corp.	1,433	43,437

Citigroup, Inc.	1,059	65,318

Wells Fargo & Co.	2,002	60,433

		169,188

Beverages — 1.0%

Coca-Cola Co. (The)	293	16,068

Biotechnology — 3.3%

Alexion Pharmaceuticals, Inc. *	198	30,873

Biogen, Inc. *	43	10,431

Vertex Pharmaceuticals, Inc. *	65	15,433

		56,737

Building Products — 4.2%

Carrier Global Corp.	484	18,271

Owens Corning	459	34,789

Trane Technologies plc	131	18,958

		72,018

Capital Markets — 2.3%

Franklin Resources, Inc.	269	6,722

Goldman Sachs Group, Inc. (The)	53	13,845

Morgan Stanley	271	18,572

		39,139

Chemicals — 7.0%

Celanese Corp. (a)	258	33,524

DuPont de Nemours, Inc. (a)	358	25,436

Eastman Chemical Co.	220	22,092

FMC Corp.	246	28,250

LyondellBasell Industries NV, Class A	116	10,605

		119,907

Containers & Packaging — 0.7%

WestRock Co.	259	11,253

Electrical Equipment — 0.5%

Sensata Technologies Holding plc *	170	8,950

Equity Real Estate Investment Trusts (REITs) — 3.8%

Host Hotels & Resorts, Inc.	1,168	17,092

Ventas, Inc.	607	29,753

Weingarten Realty Investors	852	18,469

		65,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 3.9%

US Foods Holding Corp. *	2,003	66,723

Food Products — 2.3%

Lamb Weston Holdings, Inc.	494	38,921

Health Care Equipment & Supplies — 1.7%

Zimmer Biomet Holdings, Inc.	184	28,276

Health Care Providers & Services — 6.4%

Anthem, Inc.	48	15,412

Centene Corp. *	199	11,916

Cigna Corp.	222	46,258

CVS Health Corp.	238	16,262

McKesson Corp.	75	12,992

Universal Health Services, Inc., Class B	39	5,307

		108,147

Hotels, Restaurants & Leisure — 2.7%

Darden Restaurants, Inc.	267	31,841

Royal Caribbean Cruises Ltd.	188	14,071

		45,912

Household Durables — 0.7%

PulteGroup, Inc.	292	12,608

Industrial Conglomerates — 1.5%

Honeywell International, Inc.	122	25,992

Insurance — 5.3%

American International Group, Inc.	873	33,036

Chubb Ltd.	117	17,932

Hartford Financial Services Group, Inc. (The)	477	23,383

Prudential Financial, Inc.	208	16,270

		90,621

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	6	14,032

IT Services — 3.2%

Leidos Holdings, Inc.	117	12,330

Sabre Corp. (a)	1,543	18,541

WEX, Inc. *	114	23,162

		54,033

Machinery — 3.3%

AGCO Corp.	201	20,752

Parker-Hannifin Corp.	78	21,221

Stanley Black & Decker, Inc.	78	13,892

		55,865

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Media — 4.2%

Comcast Corp., Class A	1,170	61,313

Discovery, Inc., Class A * (a)	339	10,204

		71,517

Metals & Mining — 2.3%

Freeport-McMoRan, Inc.	1,485	38,650

Multiline Retail — 0.9%

Kohl’s Corp.	375	15,275

Multi-Utilities — 0.2%

Dominion Energy, Inc.	44	3,301

Oil, Gas & Consumable Fuels — 5.9%

Diamondback Energy, Inc.	325	15,745

EOG Resources, Inc.	481	24,007

Parsley Energy, Inc., Class A	1,145	16,256

Phillips 66	252	17,653

Pioneer Natural Resources Co.	238	27,083

		100,744

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	366	22,728

Pfizer, Inc.	360	13,255

		35,983

Real Estate Management & Development — 1.5%

Cushman & Wakefield plc * (a)	1,678	24,888

Road & Rail — 1.9%

Lyft, Inc., Class A * (a)	222	10,902

Norfolk Southern Corp.	92	21,955

		32,857

Semiconductors & Semiconductor Equipment — 3.7%

Microchip Technology, Inc.	63	8,715

NXP Semiconductors NV (Netherlands)	63	10,065

ON Semiconductor Corp. *	1,368	44,758

		63,538

Specialty Retail — 1.5%

AutoNation, Inc. *	360	25,117

Technology Hardware, Storage & Peripherals — 0.5%

Seagate Technology plc	131	8,162

Textiles, Apparel & Luxury Goods — 2.3%

Carter’s, Inc.	259	24,383

Tapestry, Inc.	474	14,729

		39,112

Total Common Stocks (Cost $1,303,652)		1,665,793

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)

Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $456)	214	148

	SHARES (000)
Short-Term Investments — 3.0%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $32,096)	32,077	32,093

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	16,397	16,398

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	1,838	1,838

Total Investment of Cash Collateral from Securities Loaned (Cost $18,236)		18,236

Total Short-Term Investments (Cost $50,332)		50,329

Total Investments — 100.8% (Cost $1,354,440)		1,716,270
Liabilities in Excess of Other Assets — (0.8)%		(13,520)

NET ASSETS — 100.0%		1,702,750

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $17,592,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 1.6%

Northrop Grumman Corp.	995	303,091

Automobiles — 2.0%

Tesla, Inc. *	537	378,618

Banks — 5.7%

Huntington Bancshares, Inc.	7,971	100,670

KeyCorp	9,776	160,420

Regions Financial Corp.	5,867	94,584

Truist Financial Corp.	10,141	486,048

Wells Fargo & Co.	7,233	218,300

		1,060,022

Beverages — 4.5%

Coca-Cola Co. (The)	8,595	471,352

Constellation Brands, Inc., Class A	1,666	364,875

		836,227

Biotechnology — 2.7%

AbbVie, Inc.	4,267	457,197

Biogen, Inc. *	210	51,441

		508,638

Capital Markets — 3.0%

Ameriprise Financial, Inc.	1,175	228,362

Morgan Stanley	4,933	338,046

		566,408

Chemicals — 1.6%

Eastman Chemical Co.	2,972	298,021

Containers & Packaging — 1.5%

Crown Holdings, Inc. *	2,824	282,952

Electric Utilities — 4.0%

NextEra Energy, Inc.	6,369	491,392

Xcel Energy, Inc.	3,938	262,535

		753,927

Electrical Equipment — 2.9%

Eaton Corp. plc	4,525	543,673

Entertainment — 1.9%

Netflix, Inc. *	641	346,800

Equity Real Estate Investment Trusts (REITs) — 2.4%

Prologis, Inc.	4,523	450,722

Health Care Equipment & Supplies — 2.4%

Boston Scientific Corp. *	7,521	270,386

Intuitive Surgical, Inc. *	225	184,458

		454,844

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

Cigna Corp.	1,939	403,559

Quest Diagnostics, Inc.	797	95,015

		498,574

Hotels, Restaurants & Leisure — 3.3%

McDonald’s Corp.	1,636	350,977

Yum! Brands, Inc.	2,379	258,264

		609,241

Insurance — 1.6%

Chubb Ltd.	736	113,227

Progressive Corp. (The)	1,880	185,887

		299,114

Interactive Media & Services — 5.5%

Alphabet, Inc., Class A *	514	901,318

Facebook, Inc., Class A *	441	120,362

		1,021,680

Internet & Direct Marketing Retail — 5.8%

Amazon.com, Inc. *	333	1,085,743

IT Services — 8.3%

Booz Allen Hamilton Holding Corp.	792	69,056

FleetCor Technologies, Inc. *	972	265,293

Leidos Holdings, Inc.	3,256	342,245

Mastercard, Inc., Class A	2,342	835,788

Okta, Inc. *	133	33,802

		1,546,184

Machinery — 1.1%

Stanley Black & Decker, Inc.	1,177	210,206

Media — 1.0%

Charter Communications, Inc., Class A *	277	183,382

Multi-Utilities — 0.9%

CMS Energy Corp.	2,643	161,239

Oil, Gas & Consumable Fuels — 0.5%

Pioneer Natural Resources Co.	728	82,947

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	5,837	362,052

Eli Lilly and Co.	2,082	351,533

		713,585

Road & Rail — 3.2%

Norfolk Southern Corp.	2,286	543,238

Uber Technologies, Inc. *	891	45,441

		588,679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 8.2%

Advanced Micro Devices, Inc. *	3,032	278,037

Analog Devices, Inc.	2,725	402,595

ASML Holding NV (Registered), NYRS (Netherlands)	459	223,812

Lam Research Corp.	275	129,857

NXP Semiconductors NV (Netherlands)	2,320	368,917

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1,177	128,388

		1,531,606

Software — 8.5%

Ceridian HCM Holding, Inc. *	650	69,266

Coupa Software, Inc. *	181	61,271

Microsoft Corp.	5,409	1,203,034

salesforce.com, Inc. *	831	184,830

Workday, Inc., Class A *	312	74,865

		1,593,266

Specialty Retail — 2.3%

O’Reilly Automotive, Inc. *	543	245,676

Ross Stores, Inc.	1,496	183,710

		429,386

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	7,206	956,172

Total Common Stocks (Cost $11,141,568)		18,294,947

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $403,806)	403,569	403,771

Total Investments — 100.2% (Cost $11,545,374)		18,698,718
Liabilities in Excess of Other Assets — (0.2)%		(31,942)

NET ASSETS — 100.0%		18,666,776

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,626	03/2021	USD	304,489	5,543

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	142	10,119

Air Freight & Logistics — 0.4%

United Parcel Service, Inc., Class B	34	5,658

Automobiles — 2.7%

Tesla, Inc. *	50	35,354

Biotechnology — 4.2%

AbbVie, Inc.	281	30,104

Biogen, Inc. *	16	3,942

Exelixis, Inc. *	238	4,771

Seagen, Inc. *	43	7,514

Vertex Pharmaceuticals, Inc. *	34	8,012

		54,343

Building Products — 0.6%

Fortune Brands Home & Security, Inc.	32	2,760

Owens Corning	69	5,212

		7,972

Capital Markets — 1.1%

LPL Financial Holdings, Inc.	55	5,722

MSCI, Inc.	7	3,304

S&P Global, Inc.	15	4,997

		14,023

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	49	5,814

Communications Equipment — 0.4%

Lumentum Holdings, Inc. *	53	5,024

Containers & Packaging — 1.1%

Berry Global Group, Inc. *	174	9,794

Crown Holdings, Inc. *	38	3,818

		13,612

Electronic Equipment, Instruments & Components — 0.4%

Keysight Technologies, Inc. *	35	4,650

Entertainment — 1.2%

Electronic Arts, Inc.	32	4,552

Netflix, Inc. *	20	10,652

		15,204

Equity Real Estate Investment Trusts (REITs) — 1.4%

American Tower Corp.	43	9,584

Equinix, Inc.	13	9,070

		18,654

Food & Staples Retailing — 0.8%

Sysco Corp.	138	10,278

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.7%

Campbell Soup Co.	78	3,781

Conagra Brands, Inc.	237	8,590

Mondelez International, Inc., Class A	166	9,706

		22,077

Health Care Equipment & Supplies — 1.6%

Becton Dickinson and Co.	25	6,181

Medtronic plc	119	13,951

		20,132

Health Care Providers & Services — 4.0%

Anthem, Inc.	60	19,201

Centene Corp. *	137	8,206

HCA Healthcare, Inc.	44	7,204

Humana, Inc. (a)	22	9,149

UnitedHealth Group, Inc.	21	7,364

		51,124

Hotels, Restaurants & Leisure — 1.6%

Airbnb, Inc., Class A *	21	3,036

Darden Restaurants, Inc.	27	3,216

Las Vegas Sands Corp.	231	13,750

		20,002

Household Durables — 0.4%

PulteGroup, Inc.	129	5,575

Household Products — 1.0%

Procter & Gamble Co. (The)	96	13,357

Insurance — 0.3%

Marsh & McLennan Cos., Inc.	29	3,416

Interactive Media & Services — 8.8%

Alphabet, Inc., Class A *	16	28,217

Alphabet, Inc., Class C *	16	27,505

Facebook, Inc., Class A *	190	51,846

Zillow Group, Inc., Class C *	48	6,217

		113,785

Internet & Direct Marketing Retail — 8.6%

Amazon.com, Inc. *	26	84,029

eBay, Inc.	332	16,658

Expedia Group, Inc.	79	10,459

		111,146

IT Services — 8.4%

Accenture plc, Class A	71	18,441

Akamai Technologies, Inc. *	95	9,985

Leidos Holdings, Inc.	67	7,032

Mastercard, Inc., Class A	124	44,332

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

PayPal Holdings, Inc. *	95	22,226

Visa, Inc., Class A	28	6,146

		108,162

Life Sciences Tools & Services — 1.8%

Agilent Technologies, Inc.	53	6,316

IQVIA Holdings, Inc. *	53	9,550

Thermo Fisher Scientific, Inc.	17	7,685

		23,551

Machinery — 0.9%

Parker-Hannifin Corp.	20	5,448

Toro Co. (The)	69	6,516

		11,964

Media — 1.2%

Charter Communications, Inc., Class A *	14	9,394

Discovery, Inc., Class A * (a)	185	5,567

		14,961

Oil, Gas & Consumable Fuels — 0.5%

Cheniere Energy, Inc. *	109	6,555

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co.	306	18,981

Horizon Therapeutics plc *	154	11,229

		30,210

Road & Rail — 1.2%

CSX Corp.	101	9,166

Old Dominion Freight Line, Inc.	30	5,797

		14,963

Semiconductors & Semiconductor Equipment — 6.8%

Applied Materials, Inc.	269	23,206

Lam Research Corp.	60	28,478

NVIDIA Corp.	24	12,585

Qorvo, Inc. *	47	7,731

QUALCOMM, Inc.	105	15,950

		87,950

Software — 18.1%

Adobe, Inc. *	58	29,157

Cadence Design Systems, Inc. *	95	12,947

Fortinet, Inc. *	84	12,432

HubSpot, Inc. *	9	3,608

Intuit, Inc.	68	25,982

Microsoft Corp.	487	108,285

Oracle Corp.	223	14,400

Palo Alto Networks, Inc. *	24	8,636

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

ServiceNow, Inc. *	13	7,266

VMware, Inc., Class A * (a)	43	5,975

Workday, Inc., Class A *	19	4,552

		233,240

Specialty Retail — 1.9%

Best Buy Co., Inc.	77	7,714

Lowe’s Cos., Inc.	102	16,308

		24,022

Technology Hardware, Storage & Peripherals — 11.8%

Apple, Inc.	973	129,134

Dell Technologies, Inc., Class C *	218	15,977

NetApp, Inc.	97	6,439

		151,550

Total Common Stocks (Cost $771,011)		1,268,447

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $71)	33	23

	SHARES (000)
Short-Term Investments — 2.5%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $19,430)	19,423	19,433

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	9,993	9,994

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	2,916	2,916

Total Investment of Cash Collateral from Securities Loaned (Cost $12,910)		12,910

Total Short-Term Investments (Cost $32,340)		32,343

Total Investments — 101.0% (Cost $803,422)		1,300,813
Liabilities in Excess of Other Assets — (1.0)%		(13,390)

NET ASSETS — 100.0%		1,287,423

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $12,768,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	55	03/2021	USD	10,299	249

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.7%

Common Stocks — 125.3%

Aerospace & Defense — 2.0%

Northrop Grumman Corp. (a)	100	30,608

Raytheon Technologies Corp.	428	30,601

		61,209

Auto Components — 0.7%

Aptiv plc	58	7,521

Magna International, Inc. (Canada)	211	14,942

		22,463

Banks — 2.8%

Bank of America Corp. (a)	318	9,649

Citigroup, Inc.	95	5,875

First Republic Bank	53	7,829

SVB Financial Group *	24	9,332

Truist Financial Corp.	594	28,493

Wells Fargo & Co.	816	24,613

		85,791

Beverages — 2.3%

Coca-Cola Co. (The) (a)	553	30,315

Constellation Brands, Inc., Class A	75	16,417

PepsiCo, Inc. (a)	162	24,079

		70,811

Biotechnology — 3.1%

AbbVie, Inc.	420	44,979

Alexion Pharmaceuticals, Inc. *	102	15,966

Biogen, Inc. * (a)	64	15,572

Regeneron Pharmaceuticals, Inc. *	10	5,043

Vertex Pharmaceuticals, Inc. *	52	12,364

		93,924

Building Products — 1.6%

Trane Technologies plc	327	47,421

Capital Markets — 2.1%

Charles Schwab Corp. (The)	244	12,916

CME Group, Inc.	17	3,035

Morgan Stanley (a)	643	44,069

S&P Global, Inc.	9	2,885

		62,905

Chemicals — 4.6%

Air Products and Chemicals, Inc.	76	20,836

Celanese Corp.	202	26,271

DuPont de Nemours, Inc.	230	16,325

Eastman Chemical Co.	179	17,906

FMC Corp.	33	3,815

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Linde plc (United Kingdom)	148	39,053

PPG Industries, Inc.	101	14,626

		138,832

Consumer Finance — 1.6%

American Express Co.	110	13,311

Capital One Financial Corp.	360	35,598

		48,909

Containers & Packaging — 0.1%

Packaging Corp. of America	22	3,018

Diversified Financial Services — 0.5%

Voya Financial, Inc.	280	16,442

Electric Utilities — 2.8%

NextEra Energy, Inc.	730	56,326

Xcel Energy, Inc.	426	28,415

		84,741

Electrical Equipment — 1.1%

AMETEK, Inc.	72	8,727

Eaton Corp. plc	168	20,149

Sensata Technologies Holding plc *	59	3,125

		32,001

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	55	6,688

Energy Equipment & Services — 0.2%

Baker Hughes Co.	308	6,422

Entertainment — 2.6%

Electronic Arts, Inc.	81	11,579

Netflix, Inc. * (a)	107	57,767

Warner Music Group Corp., Class A	219	8,316

		77,662

Equity Real Estate Investment Trusts (REITs) — 3.9%

Brixmor Property Group, Inc.	463	7,657

Camden Property Trust	44	4,377

Cousins Properties, Inc.	126	4,234

Equity LifeStyle Properties, Inc.	131	8,274

Kimco Realty Corp.	112	1,687

Prologis, Inc.	256	25,544

Realty Income Corp.	79	4,929

SBA Communications Corp.	57	16,119

Sun Communities, Inc.	89	13,554

UDR, Inc.	154	5,914

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Ventas, Inc.	367	17,982

WP Carey, Inc.	125	8,802

		119,073

Food Products — 0.6%

Conagra Brands, Inc.	74	2,688

Mondelez International, Inc., Class A (a)	268	15,660

		18,348

Health Care Equipment & Supplies — 3.2%

Boston Scientific Corp. * (a)	787	28,310

Intuitive Surgical, Inc. *	9	7,688

Medtronic plc	170	19,878

Zimmer Biomet Holdings, Inc. (a)	259	39,852

		95,728

Health Care Providers & Services — 3.9%

Centene Corp. *	57	3,395

Cigna Corp. (a)	210	43,788

CVS Health Corp.	66	4,505

McKesson Corp.	121	21,048

UnitedHealth Group, Inc. (a)	133	46,591

		119,327

Hotels, Restaurants & Leisure — 2.2%

Hilton Worldwide Holdings, Inc.	38	4,213

Las Vegas Sands Corp.	230	13,720

McDonald’s Corp.	32	6,817

Yum! Brands, Inc.	395	42,875

		67,625

Household Durables — 0.6%

KB Home	217	7,277

Lennar Corp., Class A	33	2,483

Toll Brothers, Inc.	198	8,627

		18,387

Household Products — 1.6%

Kimberly-Clark Corp.	17	2,348

Procter & Gamble Co. (The)	335	46,632

		48,980

Industrial Conglomerates — 1.2%

Honeywell International, Inc. (a)	172	36,518

Insurance — 2.1%

Arthur J Gallagher & Co.	72	8,902

Chubb Ltd.	200	30,719

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Hartford Financial Services Group, Inc. (The)	127	6,232

Marsh & McLennan Cos., Inc.	33	3,882

Progressive Corp. (The)	137	13,559

		63,294

Interactive Media & Services — 6.6%

Alphabet, Inc., Class A * (a)	54	94,962

Alphabet, Inc., Class C * (a)	22	38,818

Facebook, Inc., Class A * (a)	227	62,095

ZoomInfo Technologies, Inc., Class A *	71	3,404

		199,279

Internet & Direct Marketing Retail — 7.0%

Amazon.com, Inc. * (a)	55	178,258

Booking Holdings, Inc. *	15	32,942

		211,200

IT Services — 9.2%

Booz Allen Hamilton Holding Corp.	60	5,220

Fiserv, Inc. * (a)	333	37,917

FleetCor Technologies, Inc. *	59	15,999

Leidos Holdings, Inc.	336	35,359

Mastercard, Inc., Class A (a)	246	87,946

PayPal Holdings, Inc. * (a)	261	61,173

WEX, Inc. *	177	36,017

		279,631

Life Sciences Tools & Services — 1.4%

Thermo Fisher Scientific, Inc. (a)	92	43,081

Machinery — 3.0%

Parker-Hannifin Corp.	144	39,099

Stanley Black & Decker, Inc.	283	50,541

		89,640

Media — 2.8%

Charter Communications, Inc., Class A * (a)	52	34,365

Comcast Corp., Class A (a)	740	38,797

Discovery, Inc., Class A *	339	10,202

		83,364

Multiline Retail — 0.4%

Dollar Tree, Inc. *	116	12,530

Multi-Utilities — 0.7%

Ameren Corp.	151	11,825

Sempra Energy	64	8,180

		20,005

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Oil, Gas & Consumable Fuels — 3.7%

Chevron Corp.	275	23,182

Cimarex Energy Co.	75	2,799

ConocoPhillips	138	5,508

Diamondback Energy, Inc.	698	33,791

Kinder Morgan, Inc.	166	2,276

Pioneer Natural Resources Co. (a)	242	27,564

TC Energy Corp. (Canada)	95	3,874

Williams Cos., Inc. (The)	588	11,783

		110,777

Personal Products — 0.6%

Estee Lauder Cos., Inc. (The), Class A	74	19,612

Pharmaceuticals — 4.0%

Bristol-Myers Squibb Co. (a)	575	35,689

Elanco Animal Health, Inc. *	199	6,118

Eli Lilly and Co.	288	48,639

Johnson & Johnson	74	11,584

Merck & Co., Inc.	243	19,854

		121,884

Road & Rail — 5.0%

Canadian Pacific Railway Ltd. (Canada)	14	4,850

CSX Corp.	201	18,230

Lyft, Inc., Class A *	703	34,516

Norfolk Southern Corp. (a)	248	59,019

Uber Technologies, Inc. *	187	9,558

Union Pacific Corp. (a)	117	24,303

		150,476

Semiconductors & Semiconductor Equipment — 9.9%

Advanced Micro Devices, Inc. *	451	41,338

Analog Devices, Inc. (a)	428	63,171

Applied Materials, Inc.	393	33,888

KLA Corp.	13	3,428

Lam Research Corp.	96	45,545

Microchip Technology, Inc.	25	3,386

Micron Technology, Inc. *	128	9,594

NVIDIA Corp. (a)	44	23,005

NXP Semiconductors NV (Netherlands)	428	68,041

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	39	4,265

Texas Instruments, Inc. (a)	29	4,813

		300,474

Software — 11.1%

Ceridian HCM Holding, Inc. *	224	23,856

Coupa Software, Inc. *	62	21,050

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Intuit, Inc.	69	26,128

Microsoft Corp. (a)	895	199,036

Paylocity Holding Corp. *	52	10,791

salesforce.com, Inc. * (a)	132	29,280

ServiceNow, Inc. *	14	7,455

Workday, Inc., Class A *	82	19,553

		337,149

Specialty Retail — 4.9%

AutoZone, Inc. * (a)	16	19,161

Best Buy Co., Inc.	57	5,714

Home Depot, Inc. (The) (a)	68	17,963

Lowe’s Cos., Inc.	278	44,690

O’Reilly Automotive, Inc. *	83	37,510

TJX Cos., Inc. (The)	350	23,901

		148,939

Technology Hardware, Storage & Peripherals — 5.4%

Apple, Inc. (a)	1,163	154,310

Hewlett Packard Enterprise Co.	156	1,852

Seagate Technology plc	134	8,299

		164,461

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	40	3,737

NIKE, Inc., Class B	147	20,828

		24,565

Trading Companies & Distributors — 0.1%

WW Grainger, Inc.	7	3,059

Wireless Telecommunication Services — 1.1%

T-Mobile US, Inc. *	238	32,096

Total Common Stocks (Cost $2,039,051)		3,798,741

Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c)(Cost $13,846)	13,838	13,845

Total Long Positions (Cost $2,052,897)		3,812,586

Short Positions — (25.9)%

Common Stocks — (25.9)%

Aerospace & Defense — (0.6)%

Boeing Co. (The)	(24)	(5,146)

HEICO Corp.	(40)	(5,240)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Aerospace & Defense — continued

Huntington Ingalls Industries, Inc.	(9)	(1,515)

L3Harris Technologies, Inc.	(8)	(1,444)

Lockheed Martin Corp.	(9)	(3,353)

Textron, Inc.	(32)	(1,531)

		(18,229)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(86)	(8,065)

Expeditors International of Washington, Inc.	(62)	(5,911)

		(13,976)

Automobiles — (0.1)%

Ford Motor Co.	(447)	(3,931)

Banks — (0.3)%

PNC Financial Services Group, Inc. (The)	(54)	(8,077)

Beverages — 0.0% (d)

Brown-Forman Corp., Class B	(18)	(1,461)

Biotechnology — (0.4)%

Amgen, Inc.	(10)	(2,411)

Gilead Sciences, Inc.	(159)	(9,283)

		(11,694)

Building Products — (0.1)%

Johnson Controls International plc	(74)	(3,436)

Capital Markets — (0.8)%

Franklin Resources, Inc.	(327)	(8,174)

Moody’s Corp.	(10)	(3,028)

Nasdaq, Inc.	(62)	(8,170)

Northern Trust Corp.	(68)	(6,311)

		(25,683)

Chemicals — (0.5)%

Albemarle Corp.	(54)	(7,959)

Ecolab, Inc.	(14)	(3,056)

Sherwin-Williams Co. (The)	(4)	(3,072)

		(14,087)

Commercial Services & Supplies — (0.2)%

Republic Services, Inc.	(57)	(5,492)

Communications Equipment — (0.4)%

Cisco Systems, Inc.	(191)	(8,559)

Juniper Networks, Inc.	(208)	(4,680)

		(13,239)

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — (0.2)%

Martin Marietta Materials, Inc.	(11)	(3,111)

Vulcan Materials Co.	(19)	(2,817)

		(5,928)

Containers & Packaging — (1.0)%

Avery Dennison Corp.	(21)	(3,287)

Ball Corp.	(75)	(6,956)

International Paper Co.	(238)	(11,850)

Silgan Holdings, Inc.	(41)	(1,532)

Sonoco Products Co.	(119)	(7,032)

		(30,657)

Diversified Telecommunication Services — (0.6)%

AT&T, Inc.	(438)	(12,594)

CenturyLink, Inc.	(699)	(6,819)

		(19,413)

Electric Utilities — (0.5)%

American Electric Power Co., Inc.	(111)	(9,227)

Duke Energy Corp.	(12)	(1,135)

PPL Corp.	(49)	(1,371)

Southern Co. (The)	(54)	(3,310)

		(15,043)

Electrical Equipment — (0.5)%

Acuity Brands, Inc.	(115)	(13,865)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(84)	(6,758)

Energy Equipment & Services — (0.5)%

Halliburton Co.	(445)	(8,403)

Schlumberger NV	(259)	(5,646)

		(14,049)

Entertainment — (1.4)%

Spotify Technology SA *	(59)	(18,463)

Take-Two Interactive Software, Inc. *	(96)	(20,048)

Walt Disney Co. (The) *	(19)	(3,465)

		(41,976)

Equity Real Estate Investment Trusts (REITs) — (1.6)%

AvalonBay Communities, Inc.	(18)	(2,849)

Digital Realty Trust, Inc.	(20)	(2,730)

Duke Realty Corp.	(68)	(2,715)

Equity Residential	(72)	(4,256)

Essex Property Trust, Inc.	(18)	(4,366)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Extra Space Storage, Inc.	(31)	(3,633)

Iron Mountain, Inc.	(353)	(10,416)

National Retail Properties, Inc.	(189)	(7,723)

Simon Property Group, Inc.	(79)	(6,726)

Vornado Realty Trust	(107)	(4,003)

		(49,417)

Food & Staples Retailing — (1.2)%

Kroger Co. (The)	(491)	(15,604)

Walgreens Boots Alliance, Inc.	(322)	(12,854)

Walmart, Inc.	(47)	(6,712)

		(35,170)

Food Products — (0.6)%

Campbell Soup Co.	(163)	(7,899)

General Mills, Inc.	(77)	(4,504)

Kellogg Co.	(84)	(5,250)

		(17,653)

Health Care Equipment & Supplies — (0.5)%

Abbott Laboratories	(27)	(2,903)

Stryker Corp.	(50)	(12,304)

		(15,207)

Health Care Providers & Services — (0.6)%

AmerisourceBergen Corp.	(92)	(8,973)

Cardinal Health, Inc.	(50)	(2,702)

Henry Schein, Inc. *	(101)	(6,779)

		(18,454)

Health Care Technology — (0.3)%

Cerner Corp.	(120)	(9,435)

Hotels, Restaurants & Leisure — (0.3)%

Chipotle Mexican Grill, Inc. *	(6)	(8,093)

Household Products — (0.5)%

Clorox Co. (The)	(82)	(16,538)

Industrial Conglomerates — (1.0)%

3M Co.	(73)	(12,714)

General Electric Co.	(1,588)	(17,146)

		(29,860)

Insurance — (0.6)%

Aflac, Inc.	(66)	(2,953)

Allstate Corp. (The)	(50)	(5,541)

Axis Capital Holdings Ltd.	(33)	(1,647)

MetLife, Inc.	(64)	(3,005)

Travelers Cos., Inc. (The)	(42)	(5,848)

		(18,994)

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — (0.3)%

Twitter, Inc. *	(147)	(7,971)

Internet & Direct Marketing Retail — (0.2)%

ContextLogic, Inc., Class A *	(250)	(4,560)

IT Services — (1.6)%

Automatic Data Processing, Inc.	(14)	(2,388)

Cognizant Technology Solutions Corp., Class A	(19)	(1,551)

Infosys Ltd., ADR (India)	(237)	(4,025)

International Business Machines Corp.	(25)	(3,120)

Jack Henry & Associates, Inc.	(68)	(10,951)

Paychex, Inc.	(117)	(10,941)

Snowflake, Inc., Class A *	(10)	(2,932)

Western Union Co. (The)	(547)	(12,003)

		(47,911)

Machinery — (0.8)%

Caterpillar, Inc.	(63)	(11,415)

Illinois Tool Works, Inc.	(56)	(11,410)

PACCAR, Inc.	(18)	(1,540)

		(24,365)

Media — (1.5)%

Fox Corp., Class A	(169)	(4,927)

Interpublic Group of Cos., Inc. (The)	(121)	(2,845)

Omnicom Group, Inc.	(178)	(11,110)

Sirius XM Holdings, Inc.	(602)	(3,835)

ViacomCBS, Inc.	(620)	(23,094)

		(45,811)

Multiline Retail — (0.6)%

Macy’s, Inc.	(699)	(7,869)

Nordstrom, Inc.	(319)	(9,952)

		(17,821)

Multi-Utilities — (0.4)%

Consolidated Edison, Inc.	(159)	(11,465)

NiSource, Inc.	(60)	(1,371)

		(12,836)

Oil, Gas & Consumable Fuels — (1.6)%

Apache Corp.	(115)	(1,637)

Devon Energy Corp.	(296)	(4,675)

Enbridge, Inc. (Canada)	(481)	(15,384)

Exxon Mobil Corp.	(205)	(8,463)

Hess Corp.	(157)	(8,296)

Marathon Oil Corp.	(530)	(3,532)

Occidental Petroleum Corp.	(399)	(6,915)

		(48,902)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Personal Products — 0.0% (d)

Coty, Inc., Class A	(171)	(1,203)

Pharmaceuticals — (0.4)%

Pfizer, Inc.	(289)	(10,650)

Viatris, Inc. *	(19)	(352)

		(11,002)

Road & Rail — (0.4)%

Canadian National Railway Co. (Canada)	(39)	(4,339)

JB Hunt Transport Services, Inc.	(54)	(7,340)

		(11,679)

Semiconductors & Semiconductor Equipment — (0.7)%

Broadcom, Inc.	(24)	(10,594)

Intel Corp.	(205)	(10,225)

QUALCOMM, Inc.	(10)	(1,543)

		(22,362)

Software — (0.5)%

Adobe, Inc. *	(12)	(6,147)

fuboTV, Inc. *	(56)	(1,575)

Oracle Corp.	(86)	(5,586)

Palantir Technologies, Inc., Class A *	(44)	(1,030)

		(14,338)

Technology Hardware, Storage & Peripherals — (0.6)%

HP, Inc.	(386)	(9,485)

NetApp, Inc.	(55)	(3,642)

Western Digital Corp.	(63)	(3,502)

Xerox Holdings Corp.	(125)	(2,896)

		(19,525)

Textiles, Apparel & Luxury Goods — (0.2)%

VF Corp.	(54)	(4,629)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.1)%

Fastenal Co.	(84)	(4,109)

Total Common Stocks (Proceeds $(743,397))		(784,839)

Total Short Positions (Proceeds $(743,397))		(784,839)

Total Investments — 99.8% (Cost $1,309,500)		3,027,747
Other Assets Less Liabilities — 0.2%		4,522

NET ASSETS — 100.0%		3,032,269

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,071,391,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

General Dynamics Corp.	52	7,719

Northrop Grumman Corp.	56	17,003

Raytheon Technologies Corp.	349	24,959

		49,681

Air Freight & Logistics — 0.5%

FedEx Corp.	103	26,767

Airlines — 0.3%

Delta Air Lines, Inc.	148	5,965

Southwest Airlines Co.	192	8,965

		14,930

Auto Components — 0.2%

Magna International, Inc. (Canada)	141	9,977

Automobiles — 1.8%

General Motors Co.	273	11,356

Tesla, Inc. *	109	77,200

		88,556

Banks — 3.1%

Bank of America Corp.	765	23,180

Citigroup, Inc.	512	31,554

KeyCorp	1,159	19,025

Regions Financial Corp.	895	14,423

Truist Financial Corp.	239	11,436

US Bancorp	413	19,260

Wells Fargo & Co.	1,167	35,215

		154,093

Beverages — 1.3%

Coca-Cola Co. (The)	772	42,349

Constellation Brands, Inc., Class A	107	23,432

		65,781

Biotechnology — 2.5%

AbbVie, Inc.	512	54,843

Alexion Pharmaceuticals, Inc. *	142	22,228

Amgen, Inc.	16	3,697

Biogen, Inc. *	42	10,367

Regeneron Pharmaceuticals, Inc. *	28	13,767

Vertex Pharmaceuticals, Inc. *	73	17,179

		122,081

Building Products — 0.9%

Masco Corp.	299	16,420

Trane Technologies plc	178	25,884

		42,304

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.4%

Goldman Sachs Group, Inc. (The)	100	26,465

Intercontinental Exchange, Inc.	217	24,995

MarketAxess Holdings, Inc.	12	6,797

Morgan Stanley	664	45,476

MSCI, Inc.	7	3,208

S&P Global, Inc.	124	40,695

State Street Corp.	241	17,568

T. Rowe Price Group, Inc.	32	4,788

		169,992

Chemicals — 1.9%

Air Products and Chemicals, Inc.	34	9,244

Celanese Corp.	55	7,085

Dow, Inc.	119	6,602

DuPont de Nemours, Inc.	194	13,812

Eastman Chemical Co.	231	23,154

Linde plc (United Kingdom)	59	15,525

LyondellBasell Industries NV, Class A	78	7,165

PPG Industries, Inc.	67	9,720

		92,307

Commercial Services & Supplies — 0.1%

Cintas Corp.	17	5,846

Communications Equipment — 0.4%

Cisco Systems, Inc.	345	15,417

Motorola Solutions, Inc.	15	2,611

		18,028

Consumer Finance — 0.5%

Capital One Financial Corp.	241	23,779

Containers & Packaging — 0.6%

Avery Dennison Corp.	35	5,411

Crown Holdings, Inc. *	88	8,789

Packaging Corp. of America	31	4,249

WestRock Co.	214	9,319

		27,768

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	61	973

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	339	78,665

Voya Financial, Inc.	58	3,388

		82,053

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc.	664	38,989

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.4%

Exelon Corp.	203	8,575

NextEra Energy, Inc.	657	50,651

Xcel Energy, Inc.	177	11,808

		71,034

Electrical Equipment — 0.6%

Eaton Corp. plc	241	28,991

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	98	11,846

Entertainment — 1.2%

Netflix, Inc. *	106	57,303

Equity Real Estate Investment Trusts (REITs) — 1.7%

Camden Property Trust	111	11,071

Equinix, Inc.	31	22,057

Equity LifeStyle Properties, Inc.	64	4,077

Mid-America Apartment Communities, Inc.	69	8,757

Prologis, Inc.	232	23,125

Public Storage	15	3,441

Realty Income Corp.	33	2,044

Sun Communities, Inc.	21	3,229

UDR, Inc.	46	1,760

Ventas, Inc.	122	5,968

		85,529

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	48	18,268

Kroger Co. (The)	218	6,925

		25,193

Food Products — 0.6%

Mondelez International, Inc., Class A	533	31,160

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	61	6,657

ABIOMED, Inc. *	7	2,264

Baxter International, Inc.	259	20,780

Becton Dickinson and Co.	45	11,216

Boston Scientific Corp. *	548	19,714

DexCom, Inc. *	15	5,428

Edwards Lifesciences Corp. *	57	5,207

Intuitive Surgical, Inc. *	11	8,595

Medtronic plc	371	43,517

Zimmer Biomet Holdings, Inc.	181	27,868

		151,246

Health Care Providers & Services — 2.8%

Anthem, Inc.	41	13,009

Centene Corp. *	51	3,032

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Cigna Corp.	134	27,859

McKesson Corp.	155	26,887

UnitedHealth Group, Inc.	185	64,801

		135,588

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	118	13,178

Yum! Brands, Inc.	158	17,147

		30,325

Household Durables — 0.4%

Lennar Corp., Class A	259	19,780

Household Products — 1.7%

Kimberly-Clark Corp.	162	21,797

Procter & Gamble Co. (The)	433	60,251

		82,048

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	225	47,825

Insurance — 1.8%

Allstate Corp. (The)	239	26,231

American International Group, Inc.	135	5,129

Chubb Ltd.	115	17,639

Hartford Financial Services Group, Inc. (The)	164	8,010

Marsh & McLennan Cos., Inc.	55	6,399

MetLife, Inc.	50	2,327

Progressive Corp. (The)	251	24,858

		90,593

Interactive Media & Services — 5.9%

Alphabet, Inc., Class A *	59	104,238

Alphabet, Inc., Class C *	48	83,530

Facebook, Inc., Class A *	369	100,728

		288,496

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	75	244,136

Booking Holdings, Inc. *	11	23,783

		267,919

IT Services — 6.1%

Accenture plc, Class A	211	55,128

Booz Allen Hamilton Holding Corp.	86	7,532

FleetCor Technologies, Inc. *	13	3,635

International Business Machines Corp.	148	18,674

Leidos Holdings, Inc.	182	19,088

Mastercard, Inc., Class A	233	83,007

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

PayPal Holdings, Inc. *	294	68,893

Visa, Inc., Class A	204	44,725

		300,682

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	36	13,177

PerkinElmer, Inc.	17	2,483

Thermo Fisher Scientific, Inc.	120	56,019

Waters Corp. *	11	2,672

		74,351

Machinery — 2.0%

Cummins, Inc.	68	15,543

Deere & Co.	93	25,154

Parker-Hannifin Corp.	89	24,109

Snap-on, Inc.	45	7,725

Stanley Black & Decker, Inc.	146	26,006

		98,537

Media — 2.3%

Altice USA, Inc., Class A *	163	6,181

Charter Communications, Inc., Class A *	57	37,720

Comcast Corp., Class A	960	50,290

Discovery, Inc., Class A *	333	10,024

Discovery, Inc., Class C *	386	10,102

		114,317

Metals & Mining — 0.2%

Newmont Corp.	123	7,392

Multiline Retail — 0.8%

Dollar Tree, Inc. *	109	11,791

Target Corp.	164	28,870

		40,661

Multi-Utilities — 1.3%

Ameren Corp.	171	13,379

CMS Energy Corp.	174	10,632

DTE Energy Co.	92	11,157

Public Service Enterprise Group, Inc.	214	12,464

Sempra Energy	140	17,861

		65,493

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	74	1,209

Cheniere Energy, Inc. *	95	5,685

Chevron Corp.	415	35,038

ConocoPhillips	199	7,942

Diamondback Energy, Inc.	134	6,479

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

EOG Resources, Inc.	298	14,876

Kinder Morgan, Inc.	341	4,663

Phillips 66	190	13,295

Pioneer Natural Resources Co.	169	19,204

Williams Cos., Inc. (The)	306	6,126

		114,517

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	62	16,371

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	747	46,331

Eli Lilly and Co.	269	45,419

Johnson & Johnson	249	39,216

Merck & Co., Inc.	473	38,702

Pfizer, Inc.	135	4,985

		174,653

Professional Services — 0.1%

Verisk Analytics, Inc.	25	5,285

Road & Rail — 1.4%

CSX Corp.	87	7,918

Lyft, Inc., Class A *	131	6,429

Norfolk Southern Corp.	163	38,654

Union Pacific Corp.	67	14,013

		67,014

Semiconductors & Semiconductor Equipment — 5.9%

Advanced Micro Devices, Inc. *	298	27,339

Analog Devices, Inc.	238	35,233

Applied Materials, Inc.	415	35,802

Intel Corp.	237	11,824

Lam Research Corp.	53	24,814

Microchip Technology, Inc.	75	10,385

Micron Technology, Inc. *	110	8,300

NVIDIA Corp.	79	41,495

NXP Semiconductors NV (Netherlands)	155	24,666

Qorvo, Inc. *	90	14,912

QUALCOMM, Inc.	56	8,509

Texas Instruments, Inc.	293	48,083

		291,362

Software — 8.3%

Fortinet, Inc. *	22	3,298

Intuit, Inc.	99	37,785

Microsoft Corp.	1,386	308,384

salesforce.com, Inc. *	206	45,906

Workday, Inc., Class A *	47	11,369

		406,742

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.3%

AutoZone, Inc. *	20	24,202

Best Buy Co., Inc.	231	23,058

Home Depot, Inc. (The)	169	44,795

Lowe’s Cos., Inc.	291	46,755

TJX Cos., Inc. (The)	333	22,723

		161,533

Technology Hardware, Storage & Peripherals — 7.4%

Apple, Inc.	2,617	347,297

Seagate Technology plc	267	16,603

		363,900

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	122	11,480

NIKE, Inc., Class B	252	35,646

		47,126

Tobacco — 1.2%

Altria Group, Inc.	628	25,754

Philip Morris International, Inc.	410	33,954

		59,708

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	267	36,020

Total Common Stocks (Cost $2,782,006)		4,904,445

Short-Term Investments — 0.6%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $28,737)	28,730	28,744

Total Investments — 100.1% (Cost $2,810,743)		4,933,189
Liabilities in Excess of Other Assets — (0.1)%		(5,127)

NET ASSETS — 100.0%		4,928,062

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	151	03/2021	USD	28,277	603

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

Investments	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Auto Components — 2.2%

Aptiv plc	12	1,616

Banks — 5.2%

Bank of America Corp.	59	1,789

Citigroup, Inc.	35	2,143

		3,932

Biotechnology — 2.3%

Amgen, Inc.	5	1,036

Biogen, Inc. *	1	309

Gilead Sciences, Inc.	7	387

		1,732

Building Products — 4.4%

Owens Corning	14	1,036

Trane Technologies plc	11	1,638

Trex Co., Inc. *	8	653

		3,327

Capital Markets — 2.1%

S&P Global, Inc.	2	621

State Street Corp.	13	925

		1,546

Communications Equipment — 2.3%

Cisco Systems, Inc.	39	1,754

Containers & Packaging — 1.6%

Ball Corp.	13	1,229

Diversified Financial Services — 1.4%

Voya Financial, Inc.	18	1,066

Diversified Telecommunication Services — 3.1%

Verizon Communications, Inc.	40	2,322

Electric Utilities — 1.7%

NextEra Energy, Inc.	17	1,305

Electrical Equipment — 1.9%

Eaton Corp. plc	12	1,434

Entertainment — 6.5%

Electronic Arts, Inc.	6	884

Netflix, Inc. *	1	622

Walt Disney Co. (The) *	19	3,397

		4,903

Equity Real Estate Investment Trusts (REITs) — 4.2%

American Tower Corp.	3	727

Boston Properties, Inc.	11	1,056

Investments	Shares (000)	Value ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equinix, Inc.	1	693

Prologis, Inc.	7	671

		3,147

Food Products — 1.6%

General Mills, Inc.	20	1,168

Health Care Equipment & Supplies — 0.9%

Hologic, Inc. *	9	644

Health Care Providers & Services — 2.2%

Cigna Corp.	8	1,690

Household Products — 3.0%

Clorox Co. (The)	2	432

Procter & Gamble Co. (The)	13	1,855

		2,287

Insurance — 2.2%

Lincoln National Corp.	18	926

Travelers Cos., Inc. (The)	5	761

		1,687

IT Services — 4.8%

Accenture plc, Class A	3	825

Mastercard, Inc., Class A	8	2,781

		3,606

Life Sciences Tools & Services — 4.7%

Agilent Technologies, Inc.	7	885

Illumina, Inc. *	2	592

IQVIA Holdings, Inc. *	6	1,148

Thermo Fisher Scientific, Inc.	2	876

		3,501

Machinery — 4.6%

Deere & Co.	6	1,623

Parker-Hannifin Corp.	3	776

Xylem, Inc.	11	1,091

		3,490

Multiline Retail — 1.6%

Target Corp.	7	1,206

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	24	1,462

Merck & Co., Inc.	17	1,408

		2,870

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 8.0%

Applied Materials, Inc.	15	1,306

Lam Research Corp.	4	1,797

NVIDIA Corp.	2	830

Texas Instruments, Inc.	13	2,076

		6,009

Software — 14.7%

Adobe, Inc. *	2	800

Cadence Design Systems, Inc. *	11	1,528

Intuit, Inc.	4	1,656

Microsoft Corp.	28	6,153

salesforce.com, Inc. *	4	926

		11,063

Specialty Retail — 4.0%

Best Buy Co., Inc.	11	1,050

Home Depot, Inc. (The)	7	1,971

		3,021

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.4%

VF Corp.	12	1,060

Total Common Stocks (Cost $55,080)		72,615

Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $2,419)	2,418	2,420

Total Investments — 99.6% (Cost $57,499)		75,035
Other Assets Less Liabilities — 0.4%		295

NET ASSETS — 100.0%		75,330

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	7	03/2021	USD	1,114	19

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 3.2%

General Dynamics Corp.	74	10,975

Northrop Grumman Corp.	33	10,184

Raytheon Technologies Corp.	205	14,646

		35,805

Airlines — 0.7%

Southwest Airlines Co.	160	7,456

Banks — 10.8%

Bank of America Corp.	741	22,453

Citigroup, Inc.	399	24,621

Citizens Financial Group, Inc.	139	4,973

M&T Bank Corp.	36	4,560

PNC Financial Services Group, Inc. (The)	99	14,766

Truist Financial Corp.	377	18,090

US Bancorp	182	8,476

Wells Fargo & Co.	760	22,926

		120,865

Beverages — 0.6%

PepsiCo, Inc.	45	6,712

Biotechnology — 2.0%

AbbVie, Inc.	111	11,897

Amgen, Inc.	26	5,935

Biogen, Inc. *	9	2,108

Vertex Pharmaceuticals, Inc. *	12	2,907

		22,847

Building Products — 0.9%

Trane Technologies plc	70	10,158

Capital Markets — 8.6%

BlackRock, Inc.	39	28,445

Charles Schwab Corp. (The)	215	11,416

Goldman Sachs Group, Inc. (The)	52	13,656

Morgan Stanley	302	20,714

S&P Global, Inc.	23	7,627

T. Rowe Price Group, Inc.	95	14,346

		96,204

Chemicals — 2.2%

Air Products and Chemicals, Inc.	38	10,427

Axalta Coating Systems Ltd. *	508	14,512

		24,939

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	93	8,967

Construction Materials — 0.8%

Vulcan Materials Co.	63	9,356

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 1.7%

American Express Co.	95	11,496

Capital One Financial Corp.	77	7,645

		19,141

Containers & Packaging — 0.4%

Ball Corp.	52	4,837

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	97	22,560

Diversified Telecommunication Services — 1.0%

Verizon Communications, Inc.	183	10,735

Electric Utilities — 2.1%

Entergy Corp.	46	4,638

NextEra Energy, Inc.	148	11,413

Xcel Energy, Inc.	110	7,301

		23,352

Electrical Equipment — 1.2%

Eaton Corp. plc	109	13,122

Entertainment — 0.9%

Walt Disney Co. (The) *	56	10,129

Equity Real Estate Investment Trusts (REITs) — 1.1%

AvalonBay Communities, Inc.	30	4,790

Ventas, Inc.	98	4,796

Vornado Realty Trust	84	3,134

		12,720

Food & Staples Retailing — 1.0%

Walmart, Inc.	76	11,006

Food Products — 0.9%

Mondelez International, Inc., Class A	182	10,662

Health Care Equipment & Supplies — 2.7%

Becton Dickinson and Co.	47	11,882

Medtronic plc	161	18,829

		30,711

Health Care Providers & Services — 3.6%

Anthem, Inc.	17	5,439

Cigna Corp.	65	13,458

Humana, Inc.	11	4,336

UnitedHealth Group, Inc.	49	17,250

		40,483

Hotels, Restaurants & Leisure — 1.6%

Las Vegas Sands Corp.	124	7,384

McDonald’s Corp.	47	10,132

		17,516

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 0.4%

Newell Brands, Inc.	215	4,563

Household Products — 1.2%

Colgate-Palmolive Co.	157	13,386

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	56	11,875

Insurance — 4.1%

Chubb Ltd.	74	11,401

Hartford Financial Services Group, Inc. (The)	227	11,130

Loews Corp.	105	4,710

Marsh & McLennan Cos., Inc.	51	5,914

MetLife, Inc.	169	7,944

Prudential Financial, Inc.	61	4,737

		45,836

Interactive Media & Services — 1.9%

Alphabet, Inc., Class C *	12	21,858

Internet & Direct Marketing Retail — 0.9%

Booking Holdings, Inc. *	2	4,141

Expedia Group, Inc.	43	5,660

		9,801

IT Services — 1.6%

Fidelity National Information Services, Inc.	67	9,517

International Business Machines Corp.	65	8,122

		17,639

Machinery — 4.5%

Dover Corp.	136	17,227

Otis Worldwide Corp.	66	4,472

Parker-Hannifin Corp.	72	19,746

Stanley Black & Decker, Inc.	52	9,275

		50,720

Media — 2.6%

Comcast Corp., Class A	423	22,178

Discovery, Inc., Class A *	224	6,738

		28,916

Multi-Utilities — 1.7%

CMS Energy Corp.	240	14,661

Public Service Enterprise Group, Inc.	74	4,296

		18,957

Oil, Gas & Consumable Fuels — 4.1%

Chevron Corp.	154	13,006

ConocoPhillips	355	14,195

EOG Resources, Inc.	229	11,424

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Phillips 66	36	2,522

Valero Energy Corp.	78	4,397

		45,544

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	348	21,557

Eli Lilly and Co.	70	11,794

Johnson & Johnson	132	20,842

Merck & Co., Inc.	101	8,238

Pfizer, Inc.	177	6,513

		68,944

Road & Rail — 2.0%

CSX Corp.	79	7,148

Kansas City Southern	74	15,051

		22,199

Semiconductors & Semiconductor Equipment — 5.3%

Analog Devices, Inc.	144	21,257

Lam Research Corp.	9	4,213

NXP Semiconductors NV (Netherlands)	74	11,769

Texas Instruments, Inc.	132	21,676

		58,915

Software — 1.8%

Microsoft Corp.	89	19,868

Specialty Retail — 5.0%

AutoZone, Inc. *	10	11,378

Home Depot, Inc. (The)	65	17,349

Lowe’s Cos., Inc.	73	11,779

TJX Cos., Inc. (The)	219	14,967

		55,473

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	69	9,144

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	100	14,209

Tobacco — 1.4%

Philip Morris International, Inc.	197	16,288

Total Common Stocks (Cost $769,988)		1,104,418

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b) (Cost $31,521)	31,505	31,520

Total Investments — 101.5% (Cost $801,509)		1,135,938
Liabilities in Excess of Other Assets — (1.5)%		(16,969)

NET ASSETS — 100.0%		1,118,969

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$102,610		$35,287,402	$282,569		$14,344,644
Investments in affiliates, at value	3,350		1,067,589	1,271		675,807
Options purchased, at value	—		—	—		337,242
Cash	—	(a)	99	—	(a)	—	(a)
Deposits at broker for futures contracts	—		—	—		32,034
Receivables:
Investment securities sold	—		—	13,011		1,329,251
Fund shares sold	2		122,367	727		196,218
Interest from non-affiliates	—		—	1,295		—
Dividends from non-affiliates	43		69,565	358		13,783
Dividends from affiliates	—		3	—		9
Variation margin on futures contracts	—		—	—		4,665
Prepaid expenses	—		—	—		204

Total Assets	106,005		36,547,025	299,231		16,933,857

LIABILITIES:
Payables:
Distributions	—		—	405		—
Investment securities purchased	—		8,116	10,207		2,021,216
Fund shares redeemed	6		113,670	1,224		11,827
Outstanding options written, at fair value	—		—	—		341,100
Accrued liabilities:
Investment advisory fees	36		11,965	34		2,953
Administration fees	2		1,336	1		820
Distribution fees	4		1,730	10		380
Service fees	15		4,209	52		2,708
Custodian and accounting fees	6		109	12		60
Trustees’ and Chief Compliance Officer’s fees	1		—	2		2
Other	90		986	72		153

Total Liabilities	160		142,121	12,019		2,381,219

Net Assets	$105,845		$36,404,904	$287,212		$14,552,638

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$64,846	$27,635,578	$290,127	$12,775,118
Total distributable earnings (loss)	40,999	8,769,326	(2,915)	1,777,520

Total Net Assets	$105,845	$36,404,904	$287,212	$14,552,638

Net Assets:
Class A	$7,770	$3,818,179	$20,443	$712,476
Class C	3,573	1,359,361	10,936	382,869
Class I	64,733	14,062,687	217,986	12,182,645
Class R2	—	70,167	—	—
Class R3	—	230,221	—	—
Class R4	—	160,019	—	—
Class R5	—	1,401,252	74	3,728
Class R6	29,769	15,303,018	37,773	1,270,920

Total	$105,845	$36,404,904	$287,212	$14,552,638

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	256	197,103	1,434	29,868
Class C	124	71,683	767	16,156
Class I	2,093	712,724	15,290	509,232
Class R2	—	3,640	—	—
Class R3	—	11,895	—	—
Class R4	—	8,115	—	—
Class R5	—	70,962	5	156
Class R6	969	775,620	2,650	53,006

Net Asset Value (a):
Class A — Redemption price per share	$30.30	$19.37	$14.26	$23.85
Class C — Offering price per share (b)	28.75	18.96	14.26	23.70
Class I — Offering and redemption price per share	30.93	19.73	14.26	23.92
Class R2 — Offering and redemption price per share	—	19.28	—	—
Class R3 — Offering and redemption price per share	—	19.35	—	—
Class R4 — Offering and redemption price per share	—	19.72	—	—
Class R5 — Offering and redemption price per share	—	19.75	14.25	23.96
Class R6 — Offering and redemption price per share	30.74	19.73	14.26	23.98
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.98	$20.44	$15.05	$25.17

Cost of investments in non-affiliates	$61,259	$26,001,247	$245,171	$10,576,181
Cost of investments in affiliates	3,350	1,067,536	1,271	675,807
Cost of options purchased	—	—	—	345,846
Premiums received from options written	—	—	—	334,309

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$246,948		$31,152,982		$1,665,941		$18,294,947
Investments in affiliates, at value	3,492		1,289,196		32,093		403,771
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	427		205,241		18,236		—
Cash	3		139		3		33
Deposits at broker for futures contracts	274		—		—		17,886
Receivables:
Investment securities sold	1,113		22,843		—		35,369
Fund shares sold	99		94,509		5,653		21,088
Dividends from non-affiliates	370		6,415		1,452		10,270
Dividends from affiliates	—		4		—	(a)	1
Securities lending income (See Note 2.B.)	—	(a)	40		3		—
Variation margin on futures contracts	10		—		—		1,712

Total Assets	252,736		32,771,369		1,723,381		18,785,077

LIABILITIES:
Payables:
Investment securities purchased	1,732		183,134		—		61,470
Collateral received on securities loaned (See Note 2.B.)	427		205,241		18,236		—
Fund shares redeemed	476		75,804		1,458		48,020
Accrued liabilities:
Investment advisory fees	40		10,777		513		5,788
Administration fees	1		528		74		777
Distribution fees	19		1,493		60		618
Service fees	38		3,239		119		1,024
Custodian and accounting fees	8		7		17		56
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	1		2
Other	173		220		153		546

Total Liabilities	2,914		480,443		20,631		118,301

Net Assets	$249,822		$32,290,926		$1,702,750		$18,666,776

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$202,289	$15,670,613	$1,365,288	$11,273,172
Total distributable earnings (loss)	47,533	16,620,313	337,462	7,393,604

Total Net Assets	$249,822	$32,290,926	$1,702,750	$18,666,776

Net Assets:
Class A	$51,862	$4,560,705	$139,049	$1,412,328
Class C	9,806	726,684	38,093	304,477
Class I	119,482	9,697,818	419,904	1,411,013
Class L	—	—	—	2,673,394
Class R2	2,689	142,126	14,890	252,713
Class R3	—	173,937	13	153,560
Class R4	—	133,213	11	31,016
Class R5	3,741	958,797	21,544	957,331
Class R6	62,242	15,897,646	1,069,246	11,470,944

Total	$249,822	$32,290,926	$1,702,750	$18,666,776

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,719	77,342	8,220	74,413
Class C	331	17,085	2,355	16,728
Class I	3,924	161,242	25,294	74,073
Class L	—	—	—	140,085
Class R2	90	2,532	888	13,473
Class R3	—	2,931	1	8,126
Class R4	—	2,219	1	1,631
Class R5	123	15,503	1,284	50,140
Class R6	2,041	254,584	64,174	599,401

Net Asset Value (a):
Class A — Redemption price per share	$30.17	$58.97	$16.92	$18.98
Class C — Offering price per share (b)	29.63	42.53	16.17	18.20
Class I — Offering and redemption price per share	30.45	60.14	16.60	19.05
Class L — Offering and redemption price per share	—	—	—	19.08
Class R2 — Offering and redemption price per share	29.85	56.13	16.77	18.76
Class R3 — Offering and redemption price per share	—	59.35	16.59	18.90
Class R4 — Offering and redemption price per share	—	60.04	16.94	19.02
Class R5 — Offering and redemption price per share	30.50	61.85	16.78	19.09
Class R6 — Offering and redemption price per share	30.50	62.45	16.66	19.14
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.84	$62.24	$17.86	$20.03

Cost of investments in non-affiliates	$202,360	$16,902,448	$1,304,108	$11,141,568
Cost of investments in affiliates	3,492	1,289,076	32,096	403,806
Investment securities on loan, at value (See Note 2.B.)	418	176,206	17,592	—
Cost of investment of cash collateral (See Note 2.B.)	427	205,242	18,236	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)		JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
ASSETS:
Investments in non-affiliates, at value	$1,268,470		$3,798,741		$4,904,445		$72,615		$1,104,418
Investments in affiliates, at value	19,433		13,845		28,744		2,420		31,520
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	12,910		—		—		—		—
Cash	3		29		4		—	(a)	41
Deposits at broker for futures contracts	970		—		1,836		144		—
Receivables:
Investment securities sold	—		—		7,324		—		—
Fund shares sold	1,744		12,228		1,800		338		1,903
Dividends from non-affiliates	498		2,851		4,623		60		1,195
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Tax reclaims	—		10		6		—		—
Securities lending income (See Note 2.B.)	2		—		—		—		—
Variation margin on futures contracts	58		—		159		6		—
Due from adviser	—		—		—		21		—

Total Assets	1,304,088		3,827,704		4,948,941		75,604		1,139,077

LIABILITIES:
Payables:
Due to broker for securities sold short	—		—	(a)	—		—		—
Securities sold short, at value	—		784,839		—		—		—
Dividend expense to non-affiliates on securities sold short	—		1,479		—		—		—
Investment securities purchased	—		—		9,552		182		18,697
Interest expense to non-affiliates on securities sold short	—		464		—		—		—
Collateral received on securities loaned (See Note 2.B.)	12,910		—		—		—		—
Fund shares redeemed	3,214		6,025		10,039		68		658
Accrued liabilities:
Investment advisory fees	277		1,646		809		—		325
Administration fees	54		160		165		—		45
Distribution fees	60		93		43		5		110
Service fees	86		313		70		2		184
Custodian and accounting fees	8		84		14		9		12
Trustees’ and Chief Compliance Officer’s fees	1		1		—	(a)	2		2
Other	55		331		187		6		75

Total Liabilities	16,665		795,435		20,879		274		20,108

Net Assets	$1,287,423		$3,032,269		$4,928,062		$75,330		$1,118,969

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
NET ASSETS:
Paid-in-Capital	$763,472	$1,137,486	$2,776,881	$58,275	$784,131
Total distributable earnings (loss)	523,951	1,894,783	2,151,181	17,055	334,838

Total Net Assets	$1,287,423	$3,032,269	$4,928,062	$75,330	$1,118,969

Net Assets:
Class A	$109,146	$318,497	$196,718	$15,703	$439,142
Class C	29,184	36,711	—	2,868	28,077
Class I	155,603	2,084,388	657,940	42,671	516,903
Class R2	46,255	5,345	—	—	1,738
Class R3	—	—	—	—	709
Class R4	—	—	—	—	1,380
Class R5	220,673	43,184	—	—	108
Class R6	726,562	544,144	4,073,404	14,088	130,912

Total	$1,287,423	$3,032,269	$4,928,062	$75,330	$1,118,969

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,720	13,590	6,251	309	8,041
Class C	470	1,746	—	58	579
Class I	2,400	86,809	20,668	835	8,923
Class R2	750	242	—	—	32
Class R3	—	—	—	—	12
Class R4	—	—	—	—	24
Class R5	3,465	1,783	—	—	2
Class R6	11,411	22,501	128,143	276	2,242
Net Asset Value (a):
Class A — Redemption price per share	$63.47	$23.44	$31.47	$50.74	$54.61
Class C — Offering price per share (b)	62.02	21.02	—	49.73	48.50
Class I — Offering and redemption price per share	64.84	24.01	31.83	51.11	57.93
Class R2 — Offering and redemption price per share	61.63	22.10	—	—	54.72
Class R3 — Offering and redemption price per share	—	—	—	—	57.82
Class R4 — Offering and redemption price per share	—	—	—	—	57.91
Class R5 — Offering and redemption price per share	63.69	24.22	—	—	58.37
Class R6 — Offering and redemption price per share	63.67	24.18	31.79	51.09	58.38
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$66.99	$24.74	$33.21	$53.55	$57.64

Cost of investments in non-affiliates	$771,082	$2,039,051	$2,782,006	$55,080	$769,988
Cost of investments in affiliates	19,430	13,846	28,737	2,419	31,521
Investment securities on loan, at value (See Note 2.B.)	12,768	—	—	—	—
Cost of investment of cash collateral (See Note 2.B.)	12,910	—	—	—	—
Proceeds from securities sold short	—	743,397	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$13,041	$—
Interest income from affiliates	—	—	13	—
Dividend income from non-affiliates	583	426,403	1,935	87,623
Dividend income from affiliates	3	687	3	32
Non-cash dividend income from non-affiliates	—	—	—	5,352
Income from securities lending (net) (See Note 2.B.)	— (a)	—	—	—

Total investment income	586	427,090	14,992	93,007

EXPENSES:
Investment advisory fees	239	65,070	309	14,723
Administration fees	36	7,484	93	4,275
Distribution fees:
Class A	8	4,462	21	765
Class C	12	5,020	26	1,173
Class R2	—	185	—	—
Class R3	—	248	—	—
Service fees:
Class A	8	4,462	21	765
Class C	4	1,673	9	391
Class I	74	15,303	248	12,247
Class R2	—	92	—	—
Class R3	—	248	—	—
Class R4	—	169	—	—
Class R5	—	666	— (a)	2
Custodian and accounting fees	13	561	27	141
Interest expense to affiliates	—	—	4	—
Professional fees	28	173	77	89
Trustees’ and Chief Compliance Officer’s fees	13	59	15	30
Printing and mailing costs	4	759	13	215
Registration and filing fees	33	636	65	287
Transfer agency fees (See Note 2.J.)	2	488	3	87
Other	5	286	7	115

Total expenses	479	108,044	938	35,305

Less fees waived	(88)	(493)	(178)	(223)
Less expense reimbursements	—	—	(1)	—

Net expenses	391	107,551	759	35,082

Net investment income (loss)	195	319,539	14,233	57,925

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,796	383,214	(7,684)	51,688
Investments in affiliates	(1)	340	(3)	—
Options purchased	—	—	—	(847,357)
Futures contracts	—	—	—	57,004
Options written	—	—	—	(491,313)

Net realized gain (loss)	4,795	383,554	(7,687)	(1,229,978)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	18,054	5,381,108	29,655	2,268,494
Investments in affiliates	(1)	(616)	— (a)	—
Options purchased	—	—	—	2,359
Futures contracts	—	—	—	(1,228)
Options written	—	—	—	(2,218)

Change in net unrealized appreciation/depreciation	18,053	5,380,492	29,655	2,267,407

Net realized/unrealized gains (losses)	22,848	5,764,046	21,968	1,037,429

Change in net assets resulting from operations	$23,043	$6,083,585	$36,201	$1,095,354

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$3	$—	$—
Dividend income from non-affiliates	2,151	65,311	12,010	118,697
Dividend income from affiliates	4	1,172	21	203
Non-cash dividend income from non-affiliates	876	—	—	—
Income from securities lending (net) (See Note 2.B.)	3	1,327	30	53

Total investment income	3,034	67,813	12,061	118,953

EXPENSES:
Investment advisory fees	363	63,728	2,856	33,789
Administration fees	91	7,434	536	5,529
Distribution fees:
Class A	63	5,037	158	1,842
Class C	38	2,653	129	1,087
Class R2	7	336	44	601
Class R3	—	161	— (a)	170
Service fees:
Class A	63	5,037	158	1,842
Class C	13	884	43	362
Class I	143	10,711	391	1,526
Class L	—	—	—	1,105
Class R2	3	168	22	300
Class R3	—	161	— (a)	170
Class R4	—	128	3	32
Class R5	2	452	10	447
Custodian and accounting fees	18	407	30	266
Interest expense to affiliates	—	—	—	— (a)
Professional fees	29	129	34	104
Trustees’ and Chief Compliance Officer’s fees	12	52	16	38
Printing and mailing costs	41	351	35	103
Registration and filing fees	53	434	70	142
Transfer agency fees (See Note 2.J.)	7	353	51	204
Other	8	228	19	176

Total expenses	954	98,844	4,605	49,835

Less fees waived	(217)	(11,473)	(514)	(3,165)
Less expense reimbursements	(1)	—	(8)	(44)

Net expenses	736	87,371	4,083	46,626

Net investment income (loss)	2,298	(19,558)	7,978	72,327

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,756	3,132,133	53,866	826,727
Investments in affiliates	(1)	25	(5)	(67)
Futures contracts	295	—	—	31,651

Net realized gain (loss)	10,050	3,132,158	53,861	858,311

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	33,659	4,004,166	362,071	2,761,840
Investments in affiliates	(2)	(517)	(2)	(35)
Futures contracts	38	—	—	5,543

Change in net unrealized appreciation/depreciation	33,695	4,003,649	362,069	2,767,348

Net realized/unrealized gains (losses)	43,745	7,135,807	415,930	3,625,659

Change in net assets resulting from operations	$46,043	$7,116,249	$423,908	$3,697,986

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,961	$26,755	$32,888	$456	$10,671
Dividend income from affiliates	26	19	43	2	26
Non-cash dividend income from non-affiliates	2,779	—	2,564	—	—
Income from securities lending (net) (See Note 2.B.)	27	—	—	— (a)	—

Total investment income	5,793	26,774	35,495	458	10,697

EXPENSES:
Investment advisory fees	1,811	10,532	5,816	86	1,869
Administration fees	453	1,215	1,745	22	350
Distribution fees:
Class A	131	389	248	17	593
Class C	109	180	—	10	103
Class R2	109	12	—	—	3
Class R3	—	—	—	—	1
Service fees:
Class A	131	389	248	17	593
Class C	36	60	—	3	34
Class I	188	2,807	760	48	328
Class L (b)	—	—	2	—	—
Class R2	55	6	—	—	2
Class R3	—	—	—	—	1
Class R4	—	—	—	—	1
Class R5	103	21	—	—	— (a)
Custodian and accounting fees	22	66	77	15	16
Interest expense to affiliates	—	1	—	—	—
Professional fees	35	49	50	50	37
Trustees’ and Chief Compliance Officer’s fees	15	18	19	15	16
Printing and mailing costs	15	44	11	11	30
Registration and filing fees	46	68	27	27	52
Transfer agency fees (See Note 2.J.)	28	48	31	2	81
Dividend expense to non-affiliates on securities sold short	—	11,811	—	—	—
Interest expense to non-affiliates on securities sold short	—	2,594	—	—	—
Other	14	43	52	4	14

Total expenses	3,301	30,353	9,086	327	4,124

Less fees waived	(403)	(2,059)	(2,648)	(168)	(423)
Less expense reimbursements	—	(2)	— (a)	(22)	(2)

Net expenses	2,898	28,292	6,438	137	3,699

Net investment income (loss)	2,895	(1,518)	29,057	321	6,998

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	72,573	568,497	132,058	135	14,154
Investments in affiliates	(3)	(3)	(18)	(1)	9
Futures contracts	1,902	722	5,905	99	—
Securities sold short	—	(57,610)	—	—	—

Net realized gain (loss)	74,472	511,606	137,945	233	14,163

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	154,751	296,077	790,338	10,167	168,062
Investments in affiliates	(7)	(5)	— (a)	1	(19)
Futures contracts	249	24	(389)	19	—
Securities sold short	—	(109,650)	—	—	—

Change in net unrealized appreciation/depreciation	154,993	186,446	789,949	10,187	168,043

Net realized/unrealized gains (losses)	229,465	698,052	927,894	10,420	182,206

Change in net assets resulting from operations	$232,360	$696,534	$956,951	$10,741	$189,204

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$195	$790	$319,539	$603,430
Net realized gain (loss)	4,795	11,963	383,554	(525,251)
Change in net unrealized appreciation/depreciation	18,053	(8,470)	5,380,492	(2,030,903)

Change in net assets resulting from operations	23,043	4,283	6,083,585	(1,952,724)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(862)	(962)	(29,694)	(100,496)
Class C	(403)	(540)	(7,941)	(36,790)
Class I	(7,180)	(10,258)	(117,324)	(324,790)
Class R2	—	—	(511)	(2,344)
Class R3	—	—	(1,689)	(4,859)
Class R4	—	—	(1,294)	(2,895)
Class R5	—	—	(13,541)	(46,903)
Class R6	(3,356)	(4,735)	(146,073)	(394,174)

Total distributions to shareholders	(11,801)	(16,495)	(318,067)	(913,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,549	(9,562)	1,084,449	8,758,465

NET ASSETS:
Change in net assets	20,791	(21,774)	6,849,967	5,892,490
Beginning of period	85,054	106,828	29,554,937	23,662,447

End of period	$105,845	$85,054	$36,404,904	$29,554,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,233	$13,512	$57,925	$103,479
Net realized gain (loss)	(7,687)	(29,238)	(1,229,978)	(469,890)
Change in net unrealized appreciation/depreciation	29,655	4,460	2,267,407	902,244

Change in net assets resulting from operations	36,201	(11,266)	1,095,354	535,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(942)	(857)	(3,547)	(3,986)
Class C	(377)	(258)	(1,096)	(836)
Class I	(11,401)	(12,367)	(69,581)	(62,588)
Class R5	(2)	(2)	(27)	(32)
Class R6	(1,513)	(39)	(8,717)	(8,633)

Total distributions to shareholders	(14,235)	(13,523)	(82,968)	(76,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	73,516	162,286	4,798,660	3,226,028

NET ASSETS:
Change in net assets	95,482	137,497	5,811,046	3,685,786
Beginning of period	191,730	54,233	8,741,592	5,055,806

End of period	$287,212	$191,730	$14,552,638	$8,741,592

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,298	$15,342	$(19,558)	$50,317
Net realized gain (loss)	10,050	46,835	3,132,158	1,883,835
Change in net unrealized appreciation/depreciation	33,695	(120,484)	4,003,649	3,286,948

Change in net assets resulting from operations	46,043	(58,307)	7,116,249	5,221,100

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,492)	(5,592)	(229,243)	(307,305)
Class C	(275)	(1,365)	(49,805)	(82,111)
Class I	(3,522)	(54,344)	(484,046)	(568,389)
Class R2	(79)	(314)	(7,546)	(16,104)
Class R3	—	—	(8,542)	(7,619)
Class R4	—	—	(6,602)	(2,550)
Class R5	(120)	(3,383)	(48,291)	(83,447)
Class R6	(1,925)	(11,681)	(774,029)	(964,234)

Total distributions to shareholders	(7,413)	(76,679)	(1,608,104)	(2,031,759)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,574)	(586,626)	3,517,615	4,163,215

NET ASSETS:
Change in net assets	(5,944)	(721,612)	9,025,760	7,352,556
Beginning of period	255,766	977,378	23,265,166	15,912,610

End of period	$249,822	$255,766	$32,290,926	$23,265,166

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,978	$24,035	$72,327	$156,956
Net realized gain (loss)	53,861	(22,822)	858,311	1,074,096
Change in net unrealized appreciation/depreciation	362,069	(109,305)	2,767,348	588,905

Change in net assets resulting from operations	423,908	(108,092)	3,697,986	1,819,957

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(545)	(2,660)	(80,700)	(161,648)
Class C	(69)	(354)	(17,527)	(26,242)
Class I	(1,902)	(4,022)	(82,454)	(97,817)
Class L	—	—	(157,734)	(142,043)
Class R2	(42)	(207)	(14,651)	(21,799)
Class R3	— (a)	— (a)	(8,514)	(11,145)
Class R4	— (a)	(193)	(1,776)	(2,149)
Class R5	(125)	(425)	(56,320)	(80,738)
Class R6	(6,434)	(15,475)	(671,569)	(925,117)

Total distributions to shareholders	(9,117)	(23,336)	(1,091,245)	(1,468,698)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,962	(19,703)	1,121,273	286,006

NET ASSETS:
Change in net assets	442,753	(151,131)	3,728,014	637,265
Beginning of period	1,259,997	1,411,128	14,938,762	14,301,497

End of period	$1,702,750	$1,259,997	$18,666,776	$14,938,762

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,895	$16,629	$(1,518)	$16,065
Net realized gain (loss)	74,472	88,286	511,606	1,461,601
Change in net unrealized appreciation/depreciation	154,993	54,387	186,446	(1,045,105)

Change in net assets resulting from operations	232,360	159,302	696,534	432,561

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,875)	(12,262)	(77,084)	(110,686)
Class C	(2,514)	(4,180)	(9,299)	(22,436)
Class I	(13,950)	(18,221)	(515,371)	(858,499)
Class R2	(4,145)	(5,271)	(1,244)	(1,126)
Class R5	(20,231)	(23,132)	(9,627)	(20,316)
Class R6	(67,081)	(73,479)	(147,178)	(161,893)

Total distributions to shareholders	(117,796)	(136,545)	(759,803)	(1,174,956)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,477	(56,713)	45,232	(2,626,307)

NET ASSETS:
Change in net assets	173,041	(33,956)	(18,037)	(3,368,702)
Beginning of period	1,114,382	1,148,338	3,050,306	6,419,008

End of period	$1,287,423	$1,114,382	$3,032,269	$3,050,306

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,057	$79,253	$321	$428
Net realized gain (loss)	137,945	809,145	233	253
Change in net unrealized appreciation/depreciation	789,949	(499,565)	10,187	2,768

Change in net assets resulting from operations	956,951	388,833	10,741	3,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,821)	(21,842)	(235)	(858)
Class C	—	—	(30)	(204)
Class I	(21,943)	(23,849)	(711)	(1,447)
Class L (a)	—	(45,099)	—	—
Class R6 (b)	(137,962)	(463,809)	(247)	—

Total distributions to shareholders	(166,726)	(554,599)	(1,223)	(2,509)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(226,927)	(1,284,816)	25,112	9,075

NET ASSETS:
Change in net assets	563,298	(1,450,582)	34,630	10,015
Beginning of period	4,364,764	5,815,346	40,700	30,685

End of period	$4,928,062	$4,364,764	$75,330	$40,700

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,998	$11,575
Net realized gain (loss)	14,163	1,992
Change in net unrealized appreciation/depreciation	168,043	(46,631)

Change in net assets resulting from operations	189,204	(33,064)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,480)	(19,342)
Class C	(535)	(1,019)
Class I	(7,655)	(3,705)
Class R2	(28)	(16)
Class R3	(12)	(2)
Class R4	(23)	(12)
Class R5	(2)	(3)
Class R6	(2,795)	(2,189)

Total distributions to shareholders	(19,530)	(26,288)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	222,441	133,703

NET ASSETS:
Change in net assets	392,115	74,351
Beginning of period	726,854	652,503

End of period	$1,118,969	$726,854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,653	$2,181	$583,020	$1,164,544
Distributions reinvested	862	962	27,674	95,360
Cost of shares redeemed	(1,200)	(2,204)	(659,311)	(977,172)

Change in net assets resulting from Class A capital transactions	1,315	939	(48,617)	282,732

Class C
Proceeds from shares issued	41	409	86,241	366,152
Distributions reinvested	403	540	7,278	32,079
Cost of shares redeemed	(405)	(490)	(321,337)	(334,932)

Change in net assets resulting from Class C capital transactions	39	459	(227,818)	63,299

Class I
Proceeds from shares issued	353	4,205	2,507,641	5,501,467
Distributions reinvested	7,180	10,183	105,388	291,290
Cost of shares redeemed	(2,116)	(30,218)	(1,432,422)	(3,044,873)

Change in net assets resulting from Class I capital transactions	5,417	(15,830)	1,180,607	2,747,884

Class R2
Proceeds from shares issued	—	—	6,639	23,230
Distributions reinvested	—	—	500	2,243
Cost of shares redeemed	—	—	(22,334)	(40,287)

Change in net assets resulting from Class R2 capital transactions	—	—	(15,195)	(14,814)

Class R3
Proceeds from shares issued	—	—	49,993	92,006
Distributions reinvested	—	—	1,362	4,162
Cost of shares redeemed	—	—	(26,021)	(46,297)

Change in net assets resulting from Class R3 capital transactions	—	—	25,334	49,871

Class R4
Proceeds from shares issued	—	—	44,763	71,534
Distributions reinvested	—	—	1,294	2,895
Cost of shares redeemed	—	—	(16,768)	(23,816)

Change in net assets resulting from Class R4 capital transactions	—	—	29,289	50,613

Class R5
Proceeds from shares issued	—	—	150,733	478,990
Distributions reinvested	—	—	13,143	44,948
Cost of shares redeemed	—	—	(228,288)	(593,726)

Change in net assets resulting from Class R5 capital transactions	—	—	(64,412)	(69,788)

Class R6
Proceeds from shares issued	1,335	7,519	2,441,048	7,465,340
Subscriptions in-kind (See Note 9)	—	—	—	48,418
Distributions reinvested	3,353	4,735	139,482	377,452
Cost of shares redeemed	(1,910)	(7,384)	(2,375,269)	(2,242,542)

Change in net assets resulting from Class R6 capital transactions	2,778	4,870	205,261	5,648,668

Total change in net assets resulting from capital transactions	$9,549	$(9,562)	$1,084,449	$8,758,465

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	54	79	32,819	67,608
Reinvested	29	35	1,540	5,373
Redeemed	(40)	(84)	(36,681)	(57,395)

Change in Class A Shares	43	30	(2,322)	15,586

Class C
Issued	— (a)	17	4,914	21,351
Reinvested	15	21	412	1,838
Redeemed	(14)	(21)	(18,673)	(20,307)

Change in Class C Shares	1	17	(13,347)	2,882

Class I
Issued	13	143	137,311	317,929
Reinvested	239	366	5,752	16,183
Redeemed	(69)	(1,079)	(79,735)	(181,493)

Change in Class I Shares	183	(570)	63,328	152,619

Class R2
Issued	—	—	376	1,382
Reinvested	—	—	28	126
Redeemed	—	—	(1,236)	(2,304)

Change in Class R2 Shares	—	—	(832)	(796)

Class R3
Issued	—	—	2,783	5,236
Reinvested	—	—	76	235
Redeemed	—	—	(1,468)	(2,666)

Change in Class R3 Shares	—	—	1,391	2,805

Class R4
Issued	—	—	2,525	3,947
Reinvested	—	—	70	162
Redeemed	—	—	(918)	(1,344)

Change in Class R4 Shares	—	—	1,677	2,765

Class R5
Issued	—	—	8,252	26,787
Reinvested	—	—	718	2,489
Redeemed	—	—	(12,420)	(33,212)

Change in Class R5 Shares	—	—	(3,450)	(3,936)

Class R6
Issued	44	264	133,993	418,476
Subscriptions in-kind (See Note 9)	—	—	—	2,637
Reinvested	112	170	7,625	21,032
Redeemed	(64)	(290)	(132,656)	(128,412)

Change in Class R6 Shares	92	144	8,962	313,733

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,048	$25,022	$306,428	$495,566
Distributions reinvested	892	852	3,523	3,972
Cost of shares redeemed	(8,983)	(11,252)	(123,626)	(348,671)

Change in net assets resulting from Class A capital transactions	5,957	14,622	186,325	150,867

Class C
Proceeds from shares issued	5,957	5,247	133,641	128,940
Distributions reinvested	372	254	1,095	835
Cost of shares redeemed	(736)	(238)	(25,353)	(56,070)

Change in net assets resulting from Class C capital transactions	5,593	5,263	109,383	73,705

Class I
Proceeds from shares issued	84,586	165,512	5,399,192	5,474,198
Distributions reinvested	11,302	12,358	67,176	59,927
Cost of shares redeemed	(69,712)	(36,261)	(1,292,098)	(2,956,713)

Change in net assets resulting from Class I capital transactions	26,176	141,609	4,174,270	2,577,412

Class R5
Proceeds from shares issued	49	—	740	1,405
Distributions reinvested	2	2	27	32
Cost of shares redeemed	—	—	(302)	(550)

Change in net assets resulting from Class R5 capital transactions	51	2	465	887

Class R6
Proceeds from shares issued	37,049	939	520,546	755,421
Distributions reinvested	30	25	3,937	3,351
Cost of shares redeemed	(1,340)	(174)	(196,266)	(335,615)

Change in net assets resulting from Class R6 capital transactions	35,739	790	328,217	423,157

Total change in net assets resulting from capital transactions	$73,516	$162,286	$4,798,660	$3,226,028

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,019	1,779	13,379	23,862
Reinvested	65	66	152	190
Redeemed	(646)	(857)	(5,347)	(17,011)

Change in Class A Shares	438	988	8,184	7,041

Class C
Issued	431	362	5,845	6,200
Reinvested	27	19	48	40
Redeemed	(54)	(19)	(1,109)	(2,757)

Change in Class C Shares	404	362	4,784	3,483

Class I
Issued	6,142	11,688	234,803	261,714
Reinvested	823	917	2,880	2,858
Redeemed	(5,053)	(2,849)	(55,775)	(145,069)

Change in Class I Shares	1,912	9,756	181,908	119,503

Class R5
Issued	3	—	33	66
Reinvested	— (a)	1	1	2
Redeemed	—	—	(13)	(26)

Change in Class R5 Shares	3	1	21	42

Class R6
Issued	2,692	64	22,531	36,462
Reinvested	2	2	168	159
Redeemed	(97)	(14)	(8,474)	(16,768)

Change in Class R6 Shares	2,597	52	14,225	19,853

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,519	$6,903	$939,227	$1,093,424
Distributions reinvested	1,429	5,106	209,955	290,772
Cost of shares redeemed	(10,792)	(23,459)	(640,641)	(1,019,134)

Change in net assets resulting from Class A capital transactions	(5,844)	(11,450)	508,541	365,062

Class C
Proceeds from shares issued	564	567	147,576	194,307
Distributions reinvested	271	1,288	45,342	64,738
Cost of shares redeemed	(3,628)	(7,152)	(301,411)	(147,910)

Change in net assets resulting from Class C capital transactions	(2,793)	(5,297)	(108,493)	111,135

Class I
Proceeds from shares issued	4,148	134,333	1,952,293	2,721,471
Distributions reinvested	3,498	54,229	446,730	522,530
Cost of shares redeemed	(20,506)	(689,651)	(1,423,479)	(1,843,411)

Change in net assets resulting from Class I capital transactions	(12,860)	(501,089)	975,544	1,400,590

Class R2
Proceeds from shares issued	201	765	22,963	36,135
Distributions reinvested	72	218	7,039	13,984
Cost of shares redeemed	(658)	(2,045)	(32,702)	(83,183)

Change in net assets resulting from Class R2 capital transactions	(385)	(1,062)	(2,700)	(33,064)

Class R3
Proceeds from shares issued	—	—	78,272	51,615
Distributions reinvested	—	—	5,581	4,020
Cost of shares redeemed	—	—	(23,539)	(23,556)

Change in net assets resulting from Class R3 capital transactions	—	—	60,314	32,079

Class R4
Proceeds from shares issued	—	—	59,311	49,115
Distributions reinvested	—	—	6,602	2,550
Cost of shares redeemed	—	—	(15,685)	(6,458)

Change in net assets resulting from Class R4 capital transactions	—	—	50,228	45,207

Class R5
Proceeds from shares issued	306	2,988	116,993	172,183
Distributions reinvested	120	3,383	46,287	78,312
Cost of shares redeemed	(1,647)	(48,472)	(166,386)	(278,117)

Change in net assets resulting from Class R5 capital transactions	(1,221)	(42,101)	(3,106)	(27,622)

Class R6
Proceeds from shares issued	4,296	55,961	3,033,803	3,367,122
Distributions reinvested	1,924	11,672	744,667	931,375
Cost of shares redeemed	(27,691)	(93,260)	(1,741,183)	(2,028,669)

Change in net assets resulting from Class R6 capital transactions	(21,471)	(25,627)	2,037,287	2,269,828

Total change in net assets resulting from capital transactions	$(44,574)	$(586,626)	$3,517,615	$4,163,215

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Intrepid Value Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	128	238	16,850	26,425
Reinvested	51	173	3,665	7,477
Redeemed	(391)	(800)	(11,459)	(24,532)

Change in Class A Shares	(212)	(389)	9,056	9,370

Class C
Issued	20	22	3,592	6,347
Reinvested	10	44	1,097	2,250
Redeemed	(134)	(250)	(7,411)	(4,817)

Change in Class C Shares	(104)	(184)	(2,722)	3,780

Class I
Issued	148	4,400	34,498	64,836
Reinvested	123	1,759	7,640	13,208
Redeemed	(741)	(23,872)	(25,199)	(44,234)

Change in Class I Shares	(470)	(17,713)	16,939	33,810

Class R2
Issued	8	25	430	906
Reinvested	2	8	129	376
Redeemed	(24)	(72)	(611)	(2,121)

Change in Class R2 Shares	(14)	(39)	(52)	(839)

Class R3
Issued	—	—	1,390	1,251
Reinvested	—	—	97	103
Redeemed	—	—	(420)	(568)

Change in Class R3 Shares	—	—	1,067	786

Class R4
Issued	—	—	1,053	1,166
Reinvested	—	—	113	64
Redeemed	—	—	(273)	(157)

Change in Class R4 Shares	—	—	893	1,073

Class R5
Issued	11	101	2,001	3,989
Reinvested	4	110	770	1,927
Redeemed	(59)	(1,585)	(2,832)	(6,525)

Change in Class R5 Shares	(44)	(1,374)	(61)	(609)

Class R6
Issued	154	1,871	51,219	77,205
Reinvested	68	394	12,253	22,702
Redeemed	(1,044)	(3,593)	(29,382)	(47,053)

Change in Class R6 Shares	(822)	(1,328)	34,090	52,854

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,494	$138,275	$236,861	$715,588
Distributions reinvested	532	2,618	75,171	154,154
Cost of shares redeemed	(27,819)	(156,095)	(1,037,380)	(605,447)

Change in net assets resulting from Class A capital transactions	(16,793)	(15,202)	(725,348)	264,295

Class C
Proceeds from shares issued	2,424	3,402	35,967	40,488
Distributions reinvested	68	344	17,125	24,891
Cost of shares redeemed	(7,936)	(20,436)	(68,144)	(84,646)

Change in net assets resulting from Class C capital transactions	(5,444)	(16,690)	(15,052)	(19,267)

Class I
Proceeds from shares issued	117,307	187,035	296,138	295,219
Distributions reinvested	1,892	4,008	78,692	94,363
Cost of shares redeemed	(53,035)	(206,607)	(185,016)	(492,924)

Change in net assets resulting from Class I capital transactions	66,164	(15,564)	189,814	(103,342)

Class L
Proceeds from shares issued	—	—	1,281,829	269,061
Distributions reinvested	—	—	150,300	124,874
Cost of shares redeemed	—	—	(361,583)	(663,087)

Change in net assets resulting from Class L capital transactions	—	—	1,070,546	(269,152)

Class R2
Proceeds from shares issued	989	4,111	20,002	28,578
Distributions reinvested	42	196	14,554	21,162
Cost of shares redeemed	(8,925)	(6,217)	(35,266)	(82,008)

Change in net assets resulting from Class R2 capital transactions	(7,894)	(1,910)	(710)	(32,268)

Class R3
Proceeds from shares issued	— (a)	— (a)	26,670	27,510
Distributions reinvested	— (a)	— (a)	7,561	10,063
Cost of shares redeemed	(9)	— (a)	(19,442)	(33,612)

Change in net assets resulting from Class R3 capital transactions	(9)	— (a)	14,789	3,961

Class R4
Proceeds from shares issued	179	1,815	5,422	4,496
Distributions reinvested	— (a)	192	1,776	2,149
Cost of shares redeemed	(12,452)	(3,474)	(1,640)	(8,139)

Change in net assets resulting from Class R4 capital transactions	(12,273)	(1,467)	5,558	(1,494)

Class R5
Proceeds from shares issued	1,531	7,109	56,835	78,859
Distributions reinvested	124	420	52,275	73,591
Cost of shares redeemed	(4,366)	(17,058)	(106,928)	(194,808)

Change in net assets resulting from Class R5 capital transactions	(2,711)	(9,529)	2,182	(42,358)

Class R6
Proceeds from shares issued	72,569	166,602	1,313,627	1,785,782
Subscriptions in-kind (See Note 9)	—	—	—	45,414
Distributions reinvested	6,433	15,432	665,216	919,240
Cost of shares redeemed	(72,080)	(141,375)	(1,399,349)	(2,264,805)

Change in net assets resulting from Class R6 capital transactions	6,922	40,659	579,494	485,631

Total change in net assets resulting from capital transactions	$27,962	$(19,703)	$1,121,273	$286,006

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	711	10,104	13,237	46,733
Reinvested	36	196	4,098	9,829
Redeemed	(1,911)	(11,819)	(58,192)	(39,445)

Change in Class A Shares	(1,164)	(1,519)	(40,857)	17,117

Class C
Issued	167	262	2,045	2,740
Reinvested	5	26	974	1,647
Redeemed	(592)	(1,590)	(3,902)	(5,697)

Change in Class C Shares	(420)	(1,302)	(883)	(1,310)

Class I
Issued	7,945	14,482	16,125	18,972
Reinvested	127	306	4,275	5,999
Redeemed	(3,790)	(15,555)	(10,168)	(31,630)

Change in Class I Shares	4,282	(767)	10,232	(6,659)

Class L
Issued	—	—	71,256	17,663
Reinvested	—	—	8,148	7,922
Redeemed	—	—	(19,643)	(42,694)

Change in Class L Shares	—	—	59,761	(17,109)

Class R2
Issued	71	326	1,126	1,874
Reinvested	3	15	803	1,363
Redeemed	(596)	(468)	(1,964)	(5,292)

Change in Class R2 Shares	(522)	(127)	(35)	(2,055)

Class R3
Issued	— (a)	— (a)	1,479	1,723
Reinvested	— (a)	— (a)	414	644
Redeemed	— (a)	— (a)	(1,072)	(2,144)

Change in Class R3 Shares	— (a)	— (a)	821	223

Class R4
Issued	14	134	292	290
Reinvested	— (a)	14	97	137
Redeemed	(942)	(250)	(90)	(534)

Change in Class R4 Shares	(928)	(102)	299	(107)

Class R5
Issued	108	542	3,091	5,056
Reinvested	8	32	2,833	4,669
Redeemed	(301)	(1,286)	(5,920)	(12,468)

Change in Class R5 Shares	(185)	(712)	4	(2,743)

Class R6
Issued	5,294	12,775	72,329	113,479
Subscriptions in-kind (See Note 9)	—	—	—	2,771
Reinvested	436	1,189	35,953	58,213
Redeemed	(5,087)	(10,425)	(76,207)	(143,075)

Change in Class R6 Shares	643	3,539	32,075	31,388

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,968	$18,251	$55,299	$82,531
Distributions reinvested	7,327	8,614	71,308	107,818
Cost of shares redeemed	(16,067)	(40,642)	(64,657)	(536,310)

Change in net assets resulting from Class A capital transactions	5,228	(13,777)	61,950	(345,961)

Class C
Proceeds from shares issued	1,175	2,490	2,694	7,465
Distributions reinvested	2,298	3,299	9,039	19,111
Cost of shares redeemed	(8,518)	(10,656)	(35,569)	(60,945)

Change in net assets resulting from Class C capital transactions	(5,045)	(4,867)	(23,836)	(34,369)

Class I
Proceeds from shares issued	6,625	21,569	122,808	542,564
Distributions reinvested	12,855	16,565	497,011	811,087
Cost of shares redeemed	(20,205)	(61,865)	(696,915)	(3,344,154)

Change in net assets resulting from Class I capital transactions	(725)	(23,731)	(77,096)	(1,990,503)

Class R2
Proceeds from shares issued	6,329	10,855	324	1,116
Distributions reinvested	4,130	5,051	1,205	808
Cost of shares redeemed	(8,592)	(21,173)	(546)	(1,967)

Change in net assets resulting from Class R2 capital transactions	1,867	(5,267)	983	(43)

Class R5
Proceeds from shares issued	16,841	22,564	2,298	15,058
Distributions reinvested	20,215	23,131	9,489	20,259
Cost of shares redeemed	(25,458)	(53,596)	(6,401)	(84,259)

Change in net assets resulting from Class R5 capital transactions	11,598	(7,901)	5,386	(48,942)

Class R6
Proceeds from shares issued	25,858	41,741	108,945	91,207
Distributions reinvested	61,717	68,077	112,990	113,531
Cost of shares redeemed	(42,021)	(110,988)	(144,090)	(411,227)

Change in net assets resulting from Class R6 capital transactions	45,554	(1,170)	77,845	(206,489)

Total change in net assets resulting from capital transactions	$58,477	$(56,713)	$45,232	$(2,626,307)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	225	335	2,069	3,532
Reinvested	119	160	3,151	4,576
Redeemed	(255)	(754)	(2,521)	(21,865)

Change in Class A Shares	89	(259)	2,699	(13,757)

Class C
Issued	19	47	112	340
Reinvested	38	63	446	873
Redeemed	(142)	(203)	(1,419)	(2,792)

Change in Class C Shares	(85)	(93)	(861)	(1,579)

Class I
Issued	102	377	4,527	22,659
Reinvested	204	300	21,400	33,851
Redeemed	(312)	(1,107)	(26,524)	(138,788)

Change in Class I Shares	(6)	(430)	(597)	(82,278)

Class R2
Issued	102	204	14	49
Reinvested	69	96	56	36
Redeemed	(140)	(397)	(22)	(90)

Change in Class R2 Shares	31	(97)	48	(5)

Class R5
Issued	264	412	84	639
Reinvested	326	425	405	840
Redeemed	(403)	(983)	(232)	(3,482)

Change in Class R5 Shares	187	(146)	257	(2,003)

Class R6
Issued	403	784	3,957	3,578
Reinvested	993	1,251	4,828	4,714
Redeemed	(644)	(1,980)	(5,799)	(16,836)

Change in Class R6 Shares	752	55	2,986	(8,544)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,091	$56,324	$2,753	$3,668
Distributions reinvested	6,785	21,732	226	837
Cost of shares redeemed	(66,619)	(97,073)	(673)	(4,213)

Change in net assets resulting from Class A capital transactions	(19,743)	(19,017)	2,306	292

Class C
Proceeds from shares issued	—	—	290	266
Distributions reinvested	—	—	30	187
Cost of shares redeemed	—	—	(665)	(725)

Change in net assets resulting from Class C capital transactions	—	—	(345)	(272)

Class I
Proceeds from shares issued	81,680	49,261	24,147	12,036
Distributions reinvested	15,314	23,349	688	1,446
Cost of shares redeemed	(112,140)	(94,822)	(15,504)	(4,427)
Conversion from Class L Shares	368,073	—	—	—

Change in net assets resulting from Class I capital transactions	352,927	(22,212)	9,331	9,055

Class L (a)
Proceeds from shares issued	534	76,268	—	—
Distributions reinvested	—	26,507	—	—
Cost of shares redeemed	(28,170)	(125,628)	—	—
Conversion to Class I Shares	(368,073)	—	—	—

Change in net assets resulting from Class L capital transactions	(395,709)	(22,853)	—	—

Class R6 (b)
Proceeds from shares issued	127,769	898,953	13,834	—
Distributions reinvested	137,563	462,987	247	—
Cost of shares redeemed	(429,734)	(1,245,965)	(261)	—
Redemptions in-kind (See Note 8)	—	(1,336,709)	—	—

Change in net assets resulting from Class R6 capital transactions	(164,402)	(1,220,734)	13,820	—

Total change in net assets resulting from capital transactions	$(226,927)	$(1,284,816)	$25,112	$9,075

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,383	2,164	58	90
Reinvested	223	890	4	20
Redeemed	(2,248)	(3,751)	(14)	(108)

Change in Class A Shares	(642)	(697)	48	2

Class C
Issued	—	—	6	8
Reinvested	—	—	1	4
Redeemed	—	—	(15)	(18)

Change in Class C Shares	—	—	(8)	(6)

Class I
Issued	2,844	1,907	513	295
Reinvested	498	945	14	33
Redeemed	(3,852)	(3,638)	(313)	(108)
Conversion from Class L Shares	13,572	—	—	—

Change in Class I Shares	13,062	(786)	214	220

Class L (a)
Issued	20	3,031	—	—
Reinvested	—	1,075	—	—
Redeemed	(1,046)	(4,779)	—	—
Conversion to Class I Shares	(13,599)	—	—	—

Change in Class L Shares	(14,625)	(673)	—	—

Class R6 (b)
Issued	4,285	35,010	276	—
Reinvested	4,479	18,774	5	—
Redeemed	(14,364)	(46,532)	(5)	—
Redemptions in-kind (See Note 8)	—	(52,834)	—	—

Change in Class R6 Shares	(5,600)	(45,582)	276	—

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,154	$103,634
Distributions reinvested	8,162	18,821
Cost of shares redeemed	(167,084)	(69,860)

Change in net assets resulting from Class A capital transactions	(137,768)	52,595

Class C
Proceeds from shares issued	2,930	9,193
Distributions reinvested	459	848
Cost of shares redeemed	(6,607)	(6,721)

Change in net assets resulting from Class C capital transactions	(3,218)	3,320

Class I
Proceeds from shares issued	345,772	75,806
Distributions reinvested	7,299	3,345
Cost of shares redeemed	(25,895)	(33,791)

Change in net assets resulting from Class I capital transactions	327,176	45,360

Class R2
Proceeds from shares issued	555	1,202
Distributions reinvested	28	16
Cost of shares redeemed	(199)	(111)

Change in net assets resulting from Class R2 capital transactions	384	1,107

Class R3
Proceeds from shares issued	224	400
Distributions reinvested	7	2
Cost of shares redeemed	(24)	— (a)

Change in net assets resulting from Class R3 capital transactions	207	402

Class R4
Proceeds from shares issued	133	1,340
Distributions reinvested	23	12
Cost of shares redeemed	(149)	(38)

Change in net assets resulting from Class R4 capital transactions	7	1,314

Class R5
Proceeds from shares issued	15	71
Distributions reinvested	2	3
Cost of shares redeemed	(10)	(55)

Change in net assets resulting from Class R5 capital transactions	7	19

Class R6
Proceeds from shares issued	176,474	48,377
Distributions reinvested	2,663	2,097
Cost of shares redeemed	(17,484)	(20,888)
Redemptions in-kind (See Note 8)	(126,007)	—

Change in net assets resulting from Class R6 capital transactions	35,646	29,586

Total change in net assets resulting from capital transactions	$222,441	$133,703

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	434	2,118
Reinvested	156	373
Redeemed	(3,452)	(1,432)

Change in Class A Shares	(2,862)	1,059

Class C
Issued	67	209
Reinvested	10	19
Redeemed	(150)	(160)

Change in Class C Shares	(73)	68

Class I
Issued	6,481	1,616
Reinvested	129	64
Redeemed	(485)	(675)

Change in Class I Shares	6,125	1,005

Class R2
Issued	11	24
Reinvested	1	— (a)
Redeemed	(4)	(2)

Change in Class R2 Shares	8	22

Class R3
Issued	5	7
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R3 Shares	4	7

Class R4
Issued	3	24
Reinvested	— (a)	— (a)
Redeemed	(3)	(1)

Change in Class R4 Shares	— (a)	23

Class R5
Issued	— (a)	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	(1)

Change in Class R5 Shares	— (a)	1

Class R6
Issued	3,359	915
Reinvested	48	39
Redeemed	(330)	(395)
Redemptions in-kind (See Note 8)	(2,169)	—

Change in Class R6 Shares	908	559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$696,534

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(1,238,718)
Proceeds from disposition of investment securities	2,213,368
Covers of investment securities sold short	(757,290)
Proceeds from investment securities sold short	481,645
Purchases of short-term investments — affiliates, net	21,808
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(296,077)
Change in unrealized (appreciation)/depreciation on investments in affiliates	5
Change in unrealized (appreciation)/depreciation on investment securities sold short	109,650
Net realized (gain)/loss on investments in non-affiliates	(568,497)
Net realized (gain)/loss on investments in affiliates	3
Net realized (gain)/loss on securities sold short	57,610
Decrease in interest receivable from non-affiliates	279
Decrease in dividends receivable from non-affiliates	811
Increase in tax reclaims receivable	(4)
Decrease in variation margin receivable	26
Increase in dividend expense to non-affiliates on securities sold short	408
Increase in interest expense to non-affiliates on securities sold short	464
Increase in investment advisory fees payable	76
Increase in administration fees payable	14
Decrease in distribution fees payable	(24)
Increase in service fees payable	5
Decrease in custodian and accounting fees payable	(25)
Decrease in registration fees payable	(96)
Decrease in audit fees payable	(38)
Decrease in printing and mailing cost payable	(172)
Increase in Trustees’ and Chief Compliance Officer’s fees payable	1
Increase in other accrued expenses payable	292

Net cash provided (used) by operating activities	722,058

Cash flows provided (used) by financing activities:
Proceeds from shares issued	280,837
Payment for shares redeemed	(944,496)
Cash distributions paid to shareholders (net of reinvestments of $701,042)	(58,761)

Net cash provided (used) by financing activities	(722,420)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	(362)
Restricted and unrestricted cash and deposits at broker at beginning of period	391

Restricted and unrestricted cash and deposits at broker at end of period	$29

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2020 the Fund paid approximately $2,131,000 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and deposits at broker at the end of period to the Statement of Assets and Liabilities:

	June 30, 2020	December 31, 2020
Cash	$23	$29
Deposits at broker:
Futures contracts	368	—

	$391	$29

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$26.88	$0.02	$7.16	$7.18	$(0.11)	$(3.65)	$(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)

Class C
Six Months Ended December 31, 2020 (Unaudited)	25.63	(0.05)	6.82	6.77	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)

Class I
Six Months Ended December 31, 2020 (Unaudited)	27.38	0.06	7.30	7.36	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	27.25	0.10	7.27	7.37	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.30	27.22%	$7,770	1.09%	0.13%	1.29%	17%
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45

28.75	26.95	3,573	1.59	(0.37)	1.78	17
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45

30.93	27.40	64,733	0.84	0.38	1.03	17
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45

30.74	27.57	29,769	0.59	0.63	0.78	17
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.22	$0.15	$3.15	$3.30	$(0.15)	$—	$(0.15)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	0.35	0.60	(0.25)	(0.11)	(0.36)

Class C
Six Months Ended December 31, 2020 (Unaudited)	15.88	0.10	3.09	3.19	(0.11)	—	(0.11)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	0.35	0.53	(0.20)	(0.11)	(0.31)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.52	0.17	3.21	3.38	(0.17)	—	(0.17)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	0.37	0.65	(0.28)	(0.11)	(0.39)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	16.14	0.12	3.15	3.27	(0.13)	—	(0.13)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	0.35	0.56	(0.22)	(0.11)	(0.33)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	16.21	0.15	3.14	3.29	(0.15)	—	(0.15)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.51	0.18	3.20	3.38	(0.17)	—	(0.17)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	16.53	0.19	3.22	3.41	(0.19)	—	(0.19)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	0.35	0.66	(0.30)	(0.11)	(0.41)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.52	0.20	3.20	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	0.34	0.67	(0.31)	(0.11)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.37	20.41%	$3,818,179	0.97%	1.64%	0.97%	10%
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20

18.96	20.11	1,359,361	1.46	1.14	1.46	10
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20

19.73	20.56	14,062,687	0.71	1.91	0.71	10
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20

19.28	20.30	70,167	1.22	1.37	1.22	10
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20

19.35	20.37	230,221	0.96	1.67	0.96	10
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

19.72	20.57	160,019	0.71	1.92	0.71	10
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

19.75	20.70	1,401,252	0.56	2.05	0.56	10
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20

19.73	20.71	15,303,018	0.46	2.16	0.46	10
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$12.96	$0.78	$1.30	$2.08	$(0.78)	$14.26	16.39%
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96	(3.78)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92	5.95

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.75	1.29	2.04	(0.74)	14.26	16.10
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96	(4.26)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92	5.50

Class I
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.79	1.30	2.09	(0.79)	14.26	16.53
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96	(3.57)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92	6.15

Class R5
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.80	1.29	2.09	(0.80)	14.25	16.53
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96	(3.43)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92	6.28

Class R6
Six Months Ended December 31, 2020 (Unaudited)	12.96	0.82	1.29	2.11	(0.81)	14.26	16.67
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96	(3.33)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92	6.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$20,443	0.85%		11.24%		0.99%		118%
12,904	0.85		14.21		1.11		236
125	0.85	(g)	7.90	(g)	1.80	(g)	43

10,936	1.35		10.75		1.49		118
4,710	1.35		11.77		1.61		236
21	1.35	(g)	7.14	(g)	2.26	(g)	43

217,986	0.60		11.47		0.74		118
173,409	0.60		11.40		0.91		236
54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

74	0.45		11.49		0.70		118
21	0.45		10.37		0.83		236
21	0.45	(g)	8.04	(g)	1.36	(g)	43

37,773	0.35		11.72		0.49		118
686	0.35		13.60		0.59		236
21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$21.83	$0.09	$2.06	$2.15	$(0.13)	$23.85	9.86%
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83	8.89
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23	5.12
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43	7.33
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)	18.24	13.60
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)	16.23	(0.43)

Class C
Six Months Ended December 31, 2020 (Unaudited)	21.70	0.03	2.05	2.08	(0.08)	23.70	9.59
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70	8.40
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10	4.60
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33	6.79
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)	18.16	13.07
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)	16.17	(0.95)

Class I
Six Months Ended December 31, 2020 (Unaudited)	21.90	0.12	2.06	2.18	(0.16)	23.92	9.97
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90	9.21
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28	5.39
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47	7.63
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)	18.27	13.86
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)	16.26	(0.17)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	21.93	0.13	2.07	2.20	(0.17)	23.96	10.07
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93	9.30
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32	5.57
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50	7.81
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)	18.30	14.10
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (f)	(0.23)	16.28	0.07

Class R6
Six Months Ended December 31, 2020 (Unaudited)	21.95	0.15	2.06	2.21	(0.18)	23.98	10.11
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95	9.50
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32	5.69
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49	7.87
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)	18.29	14.09
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (f)	(0.24)	16.28	0.07

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$712,476	0.84%	0.74%	0.84%	17%
473,314	0.85	1.35	0.86	68
296,242	0.85	1.02	0.87	48
277,898	0.84	0.92	0.87	44
133,789	0.84	1.06	1.05	31
71,417	0.85	1.27	1.11	57

382,869	1.33	0.25	1.34	17
246,741	1.35	0.84	1.36	68
158,602	1.35	0.55	1.37	48
81,030	1.34	0.42	1.38	44
29,168	1.34	0.55	1.45	31
9,867	1.35	0.80	1.52	57

12,182,645	0.58	0.99	0.59	17
7,167,488	0.59	1.59	0.60	68
4,214,453	0.60	1.30	0.61	48
1,947,444	0.59	1.17	0.62	44
597,013	0.59	1.30	0.69	31
158,820	0.60	1.54	0.74	57

3,728	0.44	1.14	0.49	17
2,964	0.45	1.74	0.59	68
1,893	0.45	1.46	0.95	48
123	0.39	1.37	0.67	44
37	0.40	1.51	1.08	31
25	0.40	1.49	2.16	57

1,270,920	0.34	1.25	0.34	17
851,085	0.35	1.87	0.35	68
384,616	0.35	1.56	0.37	48
121,897	0.34	1.42	0.42	44
3,289	0.34	1.41	0.42	31
74	0.35	1.66	1.40	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$25.83	$0.24		$4.95	$5.19	$(0.52)	$(0.33)	$(0.85)
Year Ended June 30, 2020	31.42	0.55	(f)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53		(2.95)	(2.42)	(0.49)	(1.55)	(2.04)

Class C
Six Months Ended December 31, 2020 (Unaudited)	25.36	0.17		4.88	5.05	(0.45)	(0.33)	(0.78)
Year Ended June 30, 2020	30.90	0.40	(f)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36		(2.91)	(2.55)	(0.32)	(1.55)	(1.87)

Class I
Six Months Ended December 31, 2020 (Unaudited)	25.79	0.27		5.28	5.55	(0.56)	(0.33)	(0.89)
Year Ended June 30, 2020	31.62	0.62	(f)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57		(2.95)	(2.38)	(0.53)	(1.55)	(2.08)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	25.55	0.18		4.94	5.12	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	31.12	0.47	(f)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44		(2.92)	(2.48)	(0.41)	(1.55)	(1.96)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	25.66	0.32		5.43	5.75	(0.58)	(0.33)	(0.91)
Year Ended June 30, 2020	31.73	0.67	(f)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64		(2.95)	(2.31)	(0.60)	(1.55)	(2.15)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	26.06	0.30		5.06	5.36	(0.59)	(0.33)	(0.92)
Year Ended June 30, 2020	31.74	0.70	(f)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66		(2.97)	(2.31)	(0.61)	(1.55)	(2.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.17	20.38%	$51,862	0.82%	1.69%		1.01%	47%
25.83	(9.96)	49,876	0.83	1.88	(f)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81
31.20	(6.70)	240,808	0.83	1.64		1.18	66

29.63	20.17	9,806	1.32	1.24		1.52	47
25.36	(10.46)	11,038	1.33	1.37	(f)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81
30.87	(7.16)	42,788	1.33	1.12		1.62	66

30.45	21.80	119,482	0.59	1.93		0.76	47
25.79	(10.69)	113,316	0.59	2.01	(f)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81
31.34	(6.56)	1,224,039	0.68	1.77		0.91	66

29.85	20.30	2,689	1.08	1.32		1.41	47
25.55	(10.24)	2,664	1.09	1.62	(f)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81
31.04	(6.91)	17,721	1.08	1.39		1.75	66

30.50	22.70	3,741	0.44	2.28		0.61	47
25.66	(11.16)	4,269	0.44	2.16	(f)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81
31.42	(6.35)	85,624	0.48	1.98		0.61	66

30.50	20.88	62,242	0.34	2.10		0.51	47
26.06	(9.68)	74,603	0.34	2.37	(f)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81
31.42	(6.33)	86,255	0.43	2.07		0.51	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$48.04	$(0.13)	$14.20	$14.07	$—	$(3.14)	$(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)

Class C
Six Months Ended December 31, 2020 (Unaudited)	35.43	(0.20)	10.44	10.24	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.91	(0.06)	14.46	14.40	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	45.90	(0.19)	13.56	13.37	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	48.34	(0.13)	14.29	14.16	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	48.84	(0.06)	14.45	14.39	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	50.20	(0.02)	14.86	14.84	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	50.66	0.01	15.00	15.01	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.97	29.47%	$4,560,705	0.93%	(0.45)%	1.02%	29%
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43

42.53	29.15	726,684	1.43	(0.96)	1.51	29
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43

60.14	29.63	9,697,818	0.68	(0.21)	0.76	29
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43

56.13	29.32	142,126	1.18	(0.70)	1.27	29
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43

59.35	29.47	173,937	0.93	(0.46)	1.01	29
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

60.04	29.65	133,213	0.68	(0.20)	0.76	29
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

61.85	29.74	958,797	0.53	(0.06)	0.61	29
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43

62.45	29.79	15,897,646	0.43	0.04	0.51	29
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$12.72	$0.05	$4.21	$4.26	$(0.06)	$—	$(0.06)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.17	0.02	4.01	4.03	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)

Class I
Six Months Ended December 31, 2020 (Unaudited)	12.49	0.07	4.12	4.19	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	12.61	0.04	4.16	4.20	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	12.48	0.05	4.12	4.17	(0.06)	—	(0.06)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	12.73	0.06	4.23	4.29	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	12.62	0.08	4.17	4.25	(0.09)	—	(0.09)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	12.53	0.09	4.14	4.23	(0.10)	—	(0.10)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.92	33.58%	$139,049	0.92%	0.76%	1.05%	48%
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219

16.17	33.13	38,093	1.43	0.24	1.50	48
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219

16.60	33.65	419,904	0.69	0.99	0.75	48
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219

16.77	33.33	14,890	1.18	0.49	1.27	48
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219

16.59	33.51	13	0.93	0.75	1.08	48
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

16.94	33.68	11	0.69	0.87	0.76	48
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

16.78	33.79	21,544	0.54	1.15	0.62	48
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219

16.66	33.86	1,069,246	0.44	1.25	0.50	48
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.22	$0.05		$3.85	$3.90	$(0.03)	$(1.11)	$(1.14)
Year Ended June 30, 2020	15.86	0.11		1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12		1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11		1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11		2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12		(0.30)	(0.18)	(0.11)	(0.70)	(0.81)

Class C
Six Months Ended December 31, 2020 (Unaudited)	15.60	—	(f)	3.71	3.71	— (f)	(1.11)	(1.11)
Year Ended June 30, 2020	15.31	0.03		1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04		1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03		1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04		2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05		(0.30)	(0.25)	(0.04)	(0.70)	(0.74)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.27	0.07		3.88	3.95	(0.06)	(1.11)	(1.17)
Year Ended June 30, 2020	15.91	0.15		1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16		1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15		1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14		2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13		(0.29)	(0.16)	(0.13)	(0.70)	(0.83)

Class L
Six Months Ended December 31, 2020 (Unaudited)	16.30	0.08		3.89	3.97	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.93	0.17		1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18		1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17		1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16		2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16		(0.30)	(0.14)	(0.15)	(0.70)	(0.85)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	16.04	0.02		3.83	3.85	(0.02)	(1.11)	(1.13)
Year Ended June 30, 2020	15.70	0.07		1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08		1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07		1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07		2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08		(0.31)	(0.23)	(0.07)	(0.70)	(0.77)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	16.15	0.04		3.86	3.90	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.80	0.11		1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12		1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11		1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (g) through June 30, 2017	14.11	0.08		2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.25	0.07		3.87	3.94	(0.06)	(1.11)	(1.17)
Year Ended June 30, 2020	15.89	0.15		1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17		1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16		1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (g) through June 30, 2017	14.15	0.13		2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	16.31	0.08		3.89	3.97	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.94	0.17		1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19		1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18		1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17		2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18		(0.31)	(0.13)	(0.16)	(0.70)	(0.86)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.34	0.09		3.91	4.00	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.97	0.19		1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20		1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19		1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18		2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18		(0.31)	(0.13)	(0.17)	(0.70)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.98	24.31%	$1,412,328	0.94%	0.50%	0.98%	29%
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83

18.20	24.04	304,477	1.43	(0.03)	1.47	29
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83

19.05	24.56	1,411,013	0.69	0.72	0.73	29
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83

19.08	24.60	2,673,394	0.54	0.84	0.58	29
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83

18.76	24.24	252,713	1.18	0.22	1.22	29
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83

18.90	24.41	153,560	0.94	0.47	0.97	29
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

19.02	24.53	31,016	0.69	0.72	0.72	29
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

19.09	24.58	957,331	0.54	0.87	0.57	29
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83

19.14	24.72	11,470,944	0.44	0.97	0.47	29
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$57.64	$0.03		$11.92	$11.95	$(0.52)	$(5.60)	$(6.12)
Year Ended June 30, 2020	56.61	0.63	(f)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2020 (Unaudited)	56.26	(0.12)		11.63	11.51	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	(f)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)

Class I
Six Months Ended December 31, 2020 (Unaudited)	58.80	0.12		12.17	12.29	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79	(f)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	56.08	(0.05)		11.59	11.54	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48	(f)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	57.93	0.16		11.95	12.11	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86	(f)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	57.93	0.20		11.95	12.15	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91	(f)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$63.47	21.13%	$109,146	0.83%	0.10%		0.90%	38%
57.64	15.11	94,017	0.84	1.15	(f)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70

62.02	20.87	29,184	1.33	(0.38)		1.40	38
56.26	14.50	31,216	1.34	0.65	(f)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70

64.84	21.30	155,603	0.59	0.37		0.65	38
58.80	15.38	141,497	0.59	1.40	(f)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70

61.63	20.98	46,255	1.08	(0.15)		1.22	38
56.08	14.84	40,305	1.09	0.90	(f)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70

63.69	21.31	220,673	0.44	0.50		0.50	38
57.93	15.63	189,889	0.44	1.55	(f)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70

63.67	21.37	726,562	0.34	0.63		0.40	38
57.93	15.76	617,458	0.34	1.65	(f)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$24.58	$(0.05)	$5.76	$5.71	$(0.03)	$(6.82)	$(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(1.37)	(1.33)	— (g)	(2.42)	(2.42)

Class C
Six Months Ended December 31, 2020 (Unaudited)	22.67	(0.11)	5.28	5.17	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10)	(1.32)	(1.42)	—	(2.42)	(2.42)

Class I
Six Months Ended December 31, 2020 (Unaudited)	25.04	(0.01)	5.87	5.86	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	23.54	(0.09)	5.48	5.39	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03)	(1.34)	(1.37)	—	(2.42)	(2.42)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	25.20	(0.01)	5.92	5.91	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	25.18	0.01	5.89	5.90	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.09% and 1.25% for the six months ended December 31, 2020, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017 and 1.26% and 1.49% for the year ended June 30, 2016, for Class C are 1.60% and 1.75% for the six months ended December 31, 2020, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017 and 1.76% and 2.00% for the year ended June 30, 2016, for Class I are 0.84% and 0.99% for the six months ended December 31, 2020, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017 and 1.00% and 1.21% for the year ended June 30, 2016, for Class R2 are 1.45% and 1.51% for the six months ended December 31, 2020, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017 and 1.51% and 1.84% for the year ended June 30, 2016, for Class R5 are 0.79% and 0.84% for the six months ended December 31, 2020, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017 and 0.80% and 0.97% for the year ended June 30, 2016 and for Class R6 are 0.70% and 0.74% for the six months ended December 31, 2020, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$23.44	24.27%	$318,497	1.98%	(0.33)%	2.14%	30%	49%
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127

21.02	23.92	36,711	2.49	(0.86)	2.64	30	49
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127

24.01	24.41	2,084,388	1.73	(0.08)	1.88	30	49
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127

22.10	23.99	5,345	2.34	(0.69)	2.40	30	49
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127

24.22	24.46	43,184	1.68	(0.04)	1.73	30	49
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127

24.18	24.48	544,144	1.59	0.05	1.63	30	49
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$26.55	$0.14	$5.83	$5.97	$(0.22)	$(0.83)	$—	$(1.05)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)

Class I
Six Months Ended December 31, 2020 (Unaudited)	26.85	0.17	5.90	6.07	(0.26)	(0.83)	—	(1.09)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	26.81	0.19	5.89	6.08	(0.27)	(0.83)	—	(1.10)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.47	22.64%	$196,718	0.60%	0.92%	0.84%	15%
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122

31.83	22.76	657,940	0.35	1.16	0.58	15
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122

31.79	22.85	4,073,404	0.25	1.28	0.33	15
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$42.76	$0.23		$8.54		$8.77	$(0.30)	$(0.49)	$(0.79)
Year Ended June 30, 2020	41.85	0.47		3.52		3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50		3.21		3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2020 (Unaudited)	41.80	0.11		8.34		8.45	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25		3.44		3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)

Class I
Six Months Ended December 31, 2020 (Unaudited)	43.11	0.29		8.61		8.90	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57		3.56		4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)

Class R6
September 30, 2020 (g) through December 31, 2020 (Unaudited)	46.79	0.16		5.07		5.23	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$50.74	20.55%	$15,703	0.63%	0.96%		1.31%	16%
42.76	9.57	11,178	0.82	1.12		1.53	99
41.85	9.90	10,828	0.83	1.22		1.73	97
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31

49.73	20.26	2,868	1.13	0.47		1.79	16
41.80	9.03	2,735	1.32	0.62		2.07	99
40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31

51.11	20.68	42,671	0.38	1.19		1.04	16
43.11	9.86	26,787	0.57	1.37		1.25	99
42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31

51.09	11.21	14,088	0.33	1.28		0.94	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$45.62	$0.33	$9.67	$10.00	$(0.37)	$(0.64)	$(1.01)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)

Class C
Six Months Ended December 31, 2020 (Unaudited)	40.63	0.18	8.60	8.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.34	0.43	10.23	10.66	(0.43)	(0.64)	(1.07)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	45.72	0.27	9.68	9.95	(0.31)	(0.64)	(0.95)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	48.25	0.36	10.22	10.58	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	48.31	0.42	10.25	10.67	(0.43)	(0.64)	(1.07)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	48.69	0.46	10.33	10.79	(0.47)	(0.64)	(1.11)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	48.70	0.53	10.28	10.81	(0.49)	(0.64)	(1.13)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.61	22.00%	$439,142	0.93%	1.33%	1.04%	7%
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39

48.50	21.68	28,077	1.43	0.83	1.51	7
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39

57.93	22.16	516,903	0.68	1.56	0.76	7
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39

54.72	21.85	1,738	1.18	1.08	1.26	7
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

57.82	22.01	709	0.93	1.34	1.03	7
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

57.91	22.18	1,380	0.68	1.57	0.76	7
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

58.37	22.26	108	0.54	1.72	0.63	7
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

58.38	22.31	130,912	0.44	1.95	0.51	7
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 13 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I(2) and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(3)	Class A, Class C, Class I and Class R6(4)	JPM I	Diversified
JPMorgan U.S. Value Fund(5)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective February 1, 2021, JPMorgan Intrepid Growth Fund changed its name to JPMorgan U.S. GARP Equity Fund.
(2)

On July 6, 2020, the JPMorgan U.S. Research Enhanced Equity Fund’s Class L Shares were converted into Class I Shares. Additionally, effective as of July 6, 2020, the Class L Shares are no longer offered.

(3)	Effective August 17, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.
(4)	Class R6 commenced operations on September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
(5)	Effective November 1, 2020, JPMorgan Growth and Income Fund changed its name to JPMorgan U.S. Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Class L Shares for U.S. Equity Fund and Class A Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$105,960	$—	$—	$105,960

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$36,354,991	$—	$—	$36,354,991

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$236,705	$—	$—	$236,705
Equity-Linked Notes	—	45,352	—	45,352
Exchange-Traded Funds	512	—	—	512
Short-Term Investments
Investment Companies	1,271	—	—	1,271

Total Investments in Securities	$238,488	$45,352	$—	$283,840

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,357,693	$—	$—	$15,357,693

Appreciation in Other Financial Instruments
Futures Contracts (a)	$452	$—	$—	$452

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(251,774)	$—	$—	$(251,774)
Put Options Written	(89,326)	—	—	(89,326)

Total Depreciation in Other Financial Instruments	$(341,100)	$—	$—	$(341,100)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$250,867	$—	$—	$250,867

Appreciation in Other Financial Instruments
Futures Contracts (a)	$38	$—	$—	$38

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$32,647,419	$—	$—	$32,647,419

132	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,716,270	$—	$—	$1,716,270

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,698,718	$—	$—	$18,698,718

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,543	$—	$—	$5,543

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,300,813	$—	$—	$1,300,813

Appreciation in Other Financial Instruments
Futures Contracts (a)	$249	$—	$—	$249

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,812,586	$—	$—	$3,812,586

Total Liabilities for Securities Sold Short (a)	$(784,839)	$—	$—	$(784,839)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,933,189	$—	$—	$4,933,189

Appreciation in Other Financial Instruments
Futures Contracts (a)	$603	$—	$—	$603

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$75,035	$—	$—	$75,035

Appreciation in Other Financial Instruments
Futures Contracts (a)	$19	$—	$—	$19

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,135,938	$—	$—	$1,135,938

(a)	Please refer to the SOIs for specifics of portfolio holdings.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Intrepid Value Fund	$418	$(418)	$—
Large Cap Growth Fund	176,206	(176,206)	—
Large Cap Value Fund	17,592	(17,592)	—
U.S. GARP Equity Fund	12,768	(12,768)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Intrepid Value Fund	1
Large Cap Growth Fund	30
Large Cap Value Fund	1
U.S. Equity Fund	3
U.S. GARP Equity Fund	2
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

134	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Equity Focus Fund, U.S Equity Fund and U.S. Sustainable Leaders Fund did not have any securities out on loan at December 31, 2020. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the six months ended December 31, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$3,216	$10,955	$10,819	$(1)	$(1)	$3,350	3,348	$3		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	1,477	1,477	—	—	—	—	—	(c)*	—

Total	$3,216	$12,432	$12,296	$(1)	$(1)	$3,350		$3		$—

Equity Income Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$883,014	$3,419,635	$3,234,784	$340	$(616)	$1,067,589	1,067,055	$687		$—

Equity Premium Income Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$5,899	$158,981	$163,606	$(3)	$— (c)	$1,271	1,271	$3		$—

Hedged Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	$456,381	$3,974,137	$3,754,711	$—	$—	$675,807	675,807	$32		$—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Intrepid Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at November 16, 2020	Shares at November 16, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$4,719	$45,530	$46,754	$(1)		$(2)	$3,492	3,491	$4		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	3	5,500	5,499	—	(c)*	— (c)	4	3	2	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,452	19,402	21,431	—		—	423	423	—	(c)*	—

Total	$7,174	$70,432	$73,684	$(1)		$(2)	$3,919		$6		$—

Large Cap Growth Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$1,084,362	$7,144,771	$6,939,484	$25		$(478)	$1,289,196	1,288,551	$1,172		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	1,102,899	1,997,800	2,923,305	(209	)*	(39)	177,146	177,129	1,115	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	96,805	1,802,994	1,871,704	—		—	28,095	28,095	32	*	—

Total	$2,284,066	$10,945,565	$11,734,493	$(184)		$(517)	$1,494,437		$2,319		$—

Large Cap Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$12,570	$237,054	$217,524	$(5)		$(2)	$32,093	32,077	$21		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	51,705	56,699	92,000	(6	)*	— (c)	16,398	16,397	27	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,692	54,635	61,489	—		—	1,838	1,838	1	*	—

Total	$72,967	$348,388	$371,013	$(11)		$(2)	$50,329		$49		$—

136	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

U.S. Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$41,341	$2,228,493	$1,865,961	$(67)	$(35)	$403,771	403,569	$203		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	1,074	322,000	323,066	(8)*	— (c)	—	—	68	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	12,605	100,834	113,439	—	—	—	—	3	*	—

Total	$55,020	$2,651,327	$2,302,466	$(75)	$(35)	$403,771		$274		$—

U.S. GARP Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$12,447	$162,686	$155,690	$(3)	$(7)	$19,433	19,423	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	—	105,000	95,000	(6)*	— (c)	9,994	9,993	21	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	11,327	113,537	121,948	—	—	2,916	2,916	2	*	—

Total	$23,774	$381,223	$372,638	$(9)	$(7)	$32,343		$49		$—

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$35,661	$554,312	$576,120	$(3)	$(5)	$13,845	13,838	$19		$—

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$110,144	$298,774	$380,156	$(18)	$— (c)	$28,744	28,730	$43		$—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

U.S. Sustainable Leaders Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$1,605	$22,334	$21,519	$(1)	$1	$2,420	2,418	$2		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	326	1,513	1,839	—	—	—	—	—	*(c)	—

Total	$1,931	$23,847	$23,358	$(1)	$1	$2,420		$2		$—

U.S. Value Fund
For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$25,234	$309,707	$303,411	$9	$(19)	$31,520	31,505	$26		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

138	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Futures Contracts — Hedged Equity Fund, Intrepid Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and option contracts activity during the six months ended December 31, 2020 (amounts in thousands, except number of contracts).

	Hedged Equity Fund	Intrepid Value Fund		U.S. Equity Fund		U.S. GARP Equity Fund		U.S. Large Cap Core Plus Fund		U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$166,174	$2,321	(a)	$184,947	(a)	$13,631	(a)	$2,159	(b)	$46,808	$923	(a)
Ending Notional Balance Long	194,566	1,685		304,489		10,299		—		28,277	1,114

Exchange-Traded Options:
Average Number of Contracts Purchased	34,360	—		—		—		—		—	—
Average Number of Contracts Written	68,720	—		—		—		—		—	—
Ending Number of Contracts Purchased	38,586	—		—		—		—		—	—
Ending Number of Contracts Written	77,172	—		—		—		—		—	—

(a)	For the period August 1, 2020 through December 31, 2020.
(b)	For the period July 1, 2020 through July 31, 2020.

G. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of December 31, 2020, the Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

H. Short Sales — The U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported within Other expense on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2020, the U.S. Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$1	n/a	n/a	n/a		n/a		n/a		$—	(a)	$2
Equity Income Fund
Transfer agency fees	243		35		66	n/a	$6	$3		$2		$16		117		488
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	2	n/a	n/a	n/a		n/a		—	(a)	1		3
Hedged Equity Fund
Transfer agency fees	27		6		39	n/a	n/a	n/a		n/a		1		14		87
Intrepid Value Fund
Transfer agency fees	1		1		2	n/a	2	n/a		n/a		—	(a)	1		7
Large Cap Growth Fund
Transfer agency fees	221		12		45	n/a	5	2		1		7		60		353
Large Cap Value Fund
Transfer agency fees	33		1		3	n/a	2	—	(a)	—	(a)	2		10		51
U.S. Equity Fund
Transfer agency fees	43		6		14	$87	3	2		—	(a)	5		44		204

140	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Class A	Class C		Class I	Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
U.S. GARP Equity Fund
Transfer agency fees	$4	$1		$2	n/a		$17		n/a		n/a		$1		$3		$28
U.S. Large Cap Core Plus Fund
Transfer agency fees	21	2		21	n/a		1		n/a		n/a		—	(a)	3		48
U.S. Research Enhanced Equity Fund
Transfer agency fees	9	n/a		6	$—	(a)	n/a		n/a		n/a		n/a		16		31
U.S. Sustainable Leaders Fund
Transfer agency fees	1	—	(a)	1	n/a		n/a		n/a		n/a		n/a		—	(a)	2
U.S. Value Fund
Transfer agency fees	73	1		4	n/a		—	(a)	$—	(a)	$—	(a)	—	(a)	3		81

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid annually, Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Intrepid Value Fund	0.30
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Intrepid Value Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.07%, 0.05%, 0.07%, 0.07%, 0.07%, 0.05%, 0.07%, 0.07%, 0.07%, 0.07%, 0.07%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$1		$1
Equity Income Fund	269		4
Equity Premium Income Fund	8		—
Hedged Equity Fund	169		1
Intrepid Value Fund	1		—
Large Cap Growth Fund	482		1
Large Cap Value Fund	3		—
U.S. Equity Fund	81		—	(a)
U.S. GARP Equity Fund	4		—	(a)
U.S. Large Cap Core Plus Fund	9		—	(a)
U.S. Research Enhanced Equity Fund	—	(a)	—
U.S. Sustainable Leaders Fund	2		—
U.S. Value Fund	6		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

142	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

Class R6 Shares which do not charge a service fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Intrepid Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a		n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45	0.35
Intrepid Value Fund	0.83	1.33	0.59	n/a		1.09%	n/a	n/a	0.44	0.34
Large Cap Growth Fund	0.94	1.44	0.69	n/a		1.19	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a		1.19	0.94	0.69	0.54	0.44
U.S. Equity Fund	0.94	1.44	0.69	n/a	(1)	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	n/a		1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a		1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a		n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a		n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	n/a		1.19	0.94	0.69	0.54	0.44

(1)

Effective November 1, 2020, the contractual expense limitation for Class L Shares of the U.S. Equity Fund expired. Prior to November 1, 2020, the contractual expense limitation for the Funds was 0.61% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$53	$32	$1	$86	$—
Equity Income Fund	13	—	—	13	—
Equity Premium Income Fund	104	70	1	175	1
Hedged Equity Fund	—	—	3	3	—
Intrepid Value Fund	124	82	8	214	1
Large Cap Growth Fund	6,350	4,225	230	10,805	—
Large Cap Value Fund	273	181	47	501	8
U.S. Equity Fund	1,786	1,189	73	3,048	44
U.S. GARP Equity Fund	218	145	23	386	—
U.S. Large Cap Core Plus Fund	420	279	1,342	2,041	2
U.S. Research Enhanced Equity Fund	1,200	799	616	2,615	—	(a)
U.S. Sustainable Leaders Fund	86	22	59	167	22
U.S. Value Fund	200	133	74	407	2

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Equity Focus Fund	$2
Equity Income Fund	480
Equity Premium Income Fund	3
Hedged Equity Fund	220
Intrepid Value Fund	3
Large Cap Growth Fund	668
Large Cap Value Fund	13
U.S. Equity Fund	117
U.S. GARP Equity Fund	17
U.S. Large Cap Core Plus Fund	18
U.S. Research Enhanced Equity Fund	33
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	16

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Large Cap Growth Fund and U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

144	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$15,527	$17,578	$—	$—
Equity Income Fund	3,930,106	3,086,189	—	—
Equity Premium Income Fund	360,196	280,361	—	—
Hedged Equity Fund	5,731,771	2,039,769	—	—
Intrepid Value Fund	110,105	157,132	—	—
Large Cap Growth Fund	9,638,462	7,764,418	—	—
Large Cap Value Fund	663,358	657,491	—	—
U.S. Equity Fund	4,814,502	5,048,831	—	—
U.S. GARP Equity Fund	447,934	495,881	—	—
U.S. Large Cap Core Plus Fund	1,204,844	2,182,316	470,936	748,585
U.S. Research Enhanced Equity Fund	677,983	1,002,865	—	—
U.S. Sustainable Leaders Fund	31,818	8,957	—	—
U.S. Value Fund	409,748	67,145	—	—

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$64,609	$41,635	$284	$41,351
Equity Income Fund	27,068,783	9,848,490	562,282	9,286,208
Equity Premium Income Fund	246,442	38,614	1,216	37,398
Hedged Equity Fund	11,263,525	3,800,486	46,966	3,753,520
Intrepid Value Fund	206,279	47,129	2,503	44,626
Large Cap Growth Fund	18,396,766	14,358,483	107,830	14,250,653
Large Cap Value Fund	1,354,440	403,137	41,307	361,830
U.S. Equity Fund	11,545,374	7,171,647	12,760	7,158,887
U.S. GARP Equity Fund	803,422	503,394	5,754	497,640
U.S. Large Cap Core Plus Fund*	1,309,500	1,818,226	99,979	1,718,247
U.S. Research Enhanced Equity Fund	2,810,743	2,144,027	20,978	2,123,049
U.S. Sustainable Leaders Fund	57,499	17,616	61	17,555
U.S. Value Fund	801,509	341,714	7,285	334,429

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2020, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$4,187	$—
Hedged Equity Fund	114,389	157,891
Large Cap Value Fund	24,093	—

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$491,217	$330,688
Equity Premium Income Fund	25,532	(102)
Hedged Equity Fund	82,302	52,139
Large Cap Growth Fund	68,836	—
Large Cap Value Fund	49,514	(13,663)
U.S. GARP Equity Fund	3,912	—
U.S. Research Enhanced Equity Fund	34,790	—
U.S. Sustainable Leaders Fund	231	—
U.S. Value Fund	6,424	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

146	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	62.8%	1	21.7%
Equity Income Fund	1	10.4	2	27.7
Equity Premium Income Fund	—	—	4	63.3
Hedged Equity Fund	—	—	2	30.8
Intrepid Value Fund	—	—	2	23.5
Large Cap Growth Fund	—	—	1	19.1
Large Cap Value Fund	2	33.0	1	11.5
U.S. Equity Fund	—	—	1	17.5
U.S. GARP Equity Fund	2	28.8	1	10.6
U.S. Large Cap Core Plus Fund	1	23.4	1	27.6
U.S. Research Enhanced Equity Fund	—	—	1	15.0
U.S. Sustainable Leaders Fund	1	10.1	2	47.2
U.S. Value Fund	1	12.0	1	31.1

As of December 31, 2020, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	44.8%	n/a
U.S. Equity Fund	n/a	24.1%
U.S. GARP Equity Fund	45.8	n/a
U.S. Research Enhanced Equity Fund	16.2	36.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

On December 3, 2020, certain shareholders sold Class R6 Shares of U.S. Value Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Value Fund	$126,007	*	$(126)	Redemption in-kind

*	This amount includes cash of approximately $4,653,000 associated with the redemption in-kind.

9. Subscriptions in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Type
Equity Income Fund	$48,418	*	Subscription in-kind

*	This amount includes cash of approximately $230,000 associated with the subscription in-kind.

10. Subsequent Events

On February 10, 2021, the Board of Trustees of JPM I approved the following changes for Intrepid Value Fund, which are expected to become effective on or about July 1, 2021: (i) a change to the Fund’s name to JPMorgan U.S. Applied Data Science Value Fund; (ii) a change to the Fund’s investment strategy to employ a data science driven investment approach; (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies; and (iv) the contractual expense limitations for Class A, Class C, and Class I Shares will be reduced to 0.73%, 1.23%, and 0.49%, respectively, and will be in place until at least June 30, 2023.

Effective as of the close of business on March 12, 2021, Hedged Equity Fund will be offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

148	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$1,272.20	$6.24	1.09%
Hypothetical*	1,000.00	1,019.71	5.55	1.09
Class C
Actual*	1,000.00	1,269.50	9.10	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59
Class I
Actual*	1,000.00	1,274.00	4.81	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,275.70	3.38	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	1,204.10	5.39	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97
Class C
Actual*	1,000.00	1,201.10	8.10	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class I
Actual*	1,000.00	1,205.60	3.95	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Class R2
Actual*	1,000.00	1,203.00	6.77	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class R3
Actual*	1,000.00	1,203.70	5.33	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual*	$1,000.00	$1,205.70	$3.95	0.71%
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Class R5
Actual*	1,000.00	1,207.00	3.12	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R6
Actual*	1,000.00	1,207.10	2.56	0.46
Hypothetical*	1,000.00	1,022.89	2.35	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual*	1,000.00	1,163.90	4.64	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class C
Actual*	1,000.00	1,161.00	7.35	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class I
Actual*	1,000.00	1,165.30	3.27	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R5
Actual*	1,000.00	1,165.30	2.46	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Class R6
Actual*	1,000.00	1,166.70	1.91	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	1,098.60	4.44	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class C
Actual*	1,000.00	1,095.90	7.03	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class I
Actual*	1,000.00	1,099.70	3.07	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R5
Actual*	1,000.00	1,100.70	2.33	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,101.10	1.80	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

JPMorgan Intrepid Value Fund
Class A
Actual*	1,000.00	1,203.80	4.55	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class C
Actual*	1,000.00	1,201.70	7.33	1.32
Hypothetical*	1,000.00	1,018.55	6.72	1.32
Class I
Actual*	1,000.00	1,218.00	3.30	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R2
Actual*	1,000.00	1,203.00	6.00	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08

150	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R5
Actual*	$1,000.00	$1,227.00	$2.47	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,208.80	1.89	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

JPMorgan Large Cap Growth Fund
Class A
Actual*	1,000.00	1,294.70	5.38	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,291.50	8.26	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,296.30	3.94	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R2
Actual*	1,000.00	1,293.20	6.82	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,294.70	5.38	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,296.50	3.94	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	1,297.40	3.07	0.53
Hypothetical*	1,000.00	1,022.53	2.70	0.53
Class R6
Actual*	1,000.00	1,297.90	2.49	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43

JPMorgan Large Cap Value Fund
Class A
Actual*	1,000.00	1,335.80	5.42	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class C
Actual*	1,000.00	1,331.30	8.40	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,336.50	4.06	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R2
Actual*	1,000.00	1,333.30	6.94	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,335.10	5.47	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,336.80	4.06	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	1,337.90	3.18	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,338.60	$2.59	0.44%
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. Equity Fund
Class A
Actual*	1,000.00	1,243.10	5.31	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	1,240.40	8.08	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,245.60	3.91	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class L
Actual*	1,000.00	1,246.00	3.06	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R2
Actual*	1,000.00	1,242.40	6.67	1.18
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,244.10	5.32	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R4
Actual*	1,000.00	1,245.30	3.90	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Class R5
Actual*	1,000.00	1,245.80	3.06	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	1,247.20	2.49	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Actual*	1,000.00	1,211.30	4.63	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Class C
Actual*	1,000.00	1,208.70	7.40	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class I
Actual*	1,000.00	1,213.00	3.29	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R2
Actual*	1,000.00	1,209.80	6.02	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08
Class R5
Actual*	1,000.00	1,213.10	2.45	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class R6
Actual*	1,000.00	1,213.70	1.90	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

152	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual*	$1,000.00	$1,242.70	$11.19	1.98%
Hypothetical*	1,000.00	1,015.22	10.06	1.98
Class C
Actual*	1,000.00	1,239.20	14.05	2.49
Hypothetical*	1,000.00	1,012.65	12.63	2.49
Class I
Actual*	1,000.00	1,244.10	9.79	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class R2
Actual*	1,000.00	1,239.90	13.21	2.34
Hypothetical*	1,000.00	1,013.41	11.88	2.34
Class R5
Actual*	1,000.00	1,244.60	9.50	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Class R6
Actual*	1,000.00	1,244.80	9.00	1.59
Hypothetical*	1,000.00	1,017.19	8.08	1.59

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,226.40	3.37	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	1,227.60	1.97	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	1,228.50	1.40	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual*	1,000.00	1,205.50	3.50	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Class C
Actual*	1,000.00	1,202.60	6.27	1.13
Hypothetical*	1,000.00	1,019.51	5.75	1.13
Class I
Actual*	1,000.00	1,206.80	2.11	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Class R6
Actual**	1,000.00	1,112.10	0.88	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33

JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Actual*	1,000.00	1,220.00	5.20	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class C
Actual*	1,000.00	1,216.80	7.99	1.43
Hypothetical*	1,000.00	1,018.00	7.27	1.43
Class I
Actual*	1,000.00	1,221.60	3.81	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	153

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund) (continued)
Class R2
Actual*	$1,000.00	$1,218.50	$6.60	1.18%
Hypothetical*	1,000.00	1,019.26	6.01	1.18
Class R3
Actual*	1,000.00	1,220.10	5.20	0.93
Hypothetical*	1,000.00	1,020.52	4.74	0.93
Class R4
Actual*	1,000.00	1,221.80	3.81	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Class R5
Actual*	1,000.00	1,222.60	3.03	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Class R6
Actual*	1,000.00	1,223.10	2.47	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was September 30, 2020.

154	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the quality of administration services provided by the Adviser in its role as administrator.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	155

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders

156	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Equity Premium Income Fund, Hedged Equity Fund, Intrepid Growth Fund, Intrepid Value Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	157

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Premium Income Fund’s performance for Class A and Class I shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles based upon the Peer Group and in the third, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and third quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fourth, second and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, second and fourth quintiles based upon the Peer Group, and in the fourth, second and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the fourth, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

158	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, third and second quintiles based upon the Peer Group, and in the second, third and first quintiles based upon the Universe, for the one, three, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the second, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three, and five-year periods ended December 31, 2019, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the first, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the third, third and fifth quintiles based upon the Peer Group, and in the second, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, third and fourth quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe for the one-, three- and five-year periods ended December, 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A shares was in the fifth, third and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth, second and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Value Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	159

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon

160	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2020

both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A shares were in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon the Peer Group and in the first quintile based upon the Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective June 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2020	J.P. MORGAN LARGE CAP FUNDS	161

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-LCE-1220

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2020 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.
Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	32.21%
Russell 3000 Growth Index	26.86%

Net Assets as of 12/31/2020 (In Thousands)	$14,286,136

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the information technology sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Enphase Energy Inc. and Trade Desk Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was included in the S&P 500 Index. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Trade Desk, a provider of an online platform for buyers of advertising, rose after reporting better-than-expected earnings amid increased adoption of the company’s technology by the world’s largest advertisers.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Regeneron Pharmaceuticals Inc. and Splunk Inc. Shares of Apple, an information technology conglomerate, rose amid general investor demand for large capitalization stocks, better-than-expected quarterly earnings and investor expectations for the company’s planned 5G smartphone. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against Covid-19 reduced demand for alternative therapies for the virus. Shares of Splunk, a software developer, fell after the company reported lower-than-expected results for its fiscal third quarter and lowered its fiscal fourth quarter forecast

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.9%
2.	Microsoft Corp.	6.2
3.	Amazon.com, Inc.	6.1
4.	Tesla, Inc.	4.0
5.	Alphabet, Inc., Class C	2.6
6.	UnitedHealth Group, Inc.	2.3
7.	PayPal Holdings, Inc.	2.1
8.	Mastercard, Inc., Class A	2.1
9.	NVIDIA Corp.	2.0
10.	QUALCOMM, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	40.7%
Consumer Discretionary	19.1
Health Care	14.8
Industrials	8.7
Communication Services	7.1
Financials	5.0
Consumer Staples	1.0
Materials	0.5
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		25.27%	45.19%	21.53%	17.88%
Without Sales Charge		32.21	53.25	22.84	18.52
CLASS C SHARES	May 1, 2006
With CDSC***		30.93	51.51	22.24	18.06
Without CDSC		31.93	52.51	22.24	18.06
CLASS I SHARES	May 1, 2006	32.44	53.66	23.14	18.78
CLASS R2 SHARES	July 31, 2017	32.08	52.89	22.53	18.22
CLASS R3 SHARES	May 31, 2017	32.27	53.25	22.85	18.52
CLASS R4 SHARES	May 31, 2017	32.41	53.62	23.15	18.82
CLASS R5 SHARES	January 8, 2009	32.56	53.87	23.31	18.99
CLASS R6 SHARES	December 23, 2013	32.57	54.00	23.45	19.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from December 31, 2010 to December 31, 2020. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	28.60%
Russell Midcap Index	28.86%

Net Assets as of 12/31/2020 (In Thousands)	$2,027,207

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Splunk Inc. and its underweight positions in Freeport-McMoRan Inc. and Align Technology Inc. Shares of Splunk, a software developer, fell after the company reported lower-than-expected results for its fiscal third quarter and lowered its fiscal fourth-quarter forecast. Shares of Freeport-McMoRan, a mining company, rose amid investor expectations for accelerating global demand for copper and after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Align Technologies, a manufacturer of orthodontics and dentistry products, rose amid continued growth in sales of its Invisalign product.

Leading individual contributors to relative performance included the Fund’s overweight positions in Enphase Energy Inc., Trade Desk Inc. and Generac Holdings Inc. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Trade Desk, a provider of an online platform for buyers of advertising, rose after reporting better-than-expected earnings amid increased adoption of the company’s technology by the world’s largest advertisers. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Synopsys, Inc.	1.3%
2.	Amphenol Corp., Class A	1.2
3.	AMETEK, Inc.	1.1
4.	ITT, Inc.	1.1
5.	Trade Desk, Inc. (The), Class A	1.0
6.	Keysight Technologies, Inc.	1.0
7.	Carlisle Cos., Inc.	1.0
8.	Fortune Brands Home & Security, Inc.	0.9
9.	Cigna Corp.	0.9
10.	Ball Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.2%
Financials	13.7
Industrials	13.6
Health Care	13.3
Consumer Discretionary	11.6
Communication Services	5.8
Real Estate	5.2
Utilities	3.9
Materials	3.5
Consumer Staples	2.5
Energy	1.8
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		21.71%	15.91%	12.72%	12.35%
Without Sales Charge		28.46	22.35	13.94	12.95
CLASS C SHARES	November 2, 2009
With CDSC***		27.13	20.74	13.37	12.50
Without CDSC		28.13	21.74	13.37	12.50
CLASS I SHARES	January 1, 1997	28.60	22.63	14.26	13.32
CLASS R2 SHARES	March 14, 2014	28.29	22.04	13.65	12.76
CLASS R5 SHARES	March 14, 2014	28.73	22.83	14.41	13.41
CLASS R6 SHARES	March 14, 2014	28.80	22.97	14.51	13.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from December 31, 2009 to March 13, 2014. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	32.61%
Russell Midcap Growth Index	30.18%

Net Assets as of 12/31/2020 (In Thousands)	$7,795,164

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the information technology sector and its underweight position in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Enphase Energy Inc., Trade Desk Inc. and Generac Holdings Inc. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Trade Desk, a provider of an online platform for buyers of advertising, rose after reporting better-than-expected earnings amid increased adoption of the company’s technology by the world’s largest advertisers. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators.

Leading individual detractors from relative performance included the Fund’s underweight positions in Align Technology Inc., Immunogen Inc. and Roku Inc. Shares of Align Technologies, a manufacturer of orthodontics and dentistry products that was not held in the Fund, rose amid continued growth in sales of its Invisalign product. Shares of Immunogen, a drug development company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Roku, a digital entertainment streaming platform provider, rose on increased for consumer demand for at-home entertainment amid the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trade Desk, Inc. (The), Class A	1.9%
2.	Spotify Technology SA	1.7
3.	O’Reilly Automotive, Inc.	1.6
4.	Enphase Energy, Inc.	1.6
5.	Synopsys, Inc.	1.6
6.	Match Group, Inc.	1.5
7.	Crowdstrike Holdings, Inc., Class A	1.5
8.	RingCentral, Inc., Class A	1.4
9.	Roku, Inc.	1.4
10.	Take-Two Interactive Software, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.3%
Health Care	19.4
Industrials	14.9
Consumer Discretionary	12.9
Communication Services	7.4
Financials	6.0
Materials	1.4
Consumer Staples	0.6
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		25.44%	40.01%	18.90%	15.30%
Without Sales Charge		32.40	47.77	20.19	15.92
CLASS C SHARES	November 4, 1997
With CDSC***		31.05	45.99	19.59	15.46
Without CDSC		32.05	46.99	19.59	15.46
CLASS I SHARES	March 2, 1989	32.61	48.26	20.57	16.29
CLASS R2 SHARES	June 19, 2009	32.24	47.42	19.92	15.70
CLASS R3 SHARES	September 9, 2016	32.41	47.77	20.19	15.93
CLASS R4 SHARES	September 9, 2016	32.56	48.17	20.50	16.22
CLASS R5 SHARES	November 1, 2011	32.70	48.46	20.74	16.44
CLASS R6 SHARES	November 1, 2011	32.74	48.51	20.79	16.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	24.64%
Russell Midcap Value Index	28.14%

Net Assets as of 12/31/2020 (In Thousands)	$14,648,786

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position in the financials sector and its security selection in the real estate sector were contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc. and AmerisourceBergen Corp. and its underweight position in Freeport-McMoRan Inc. Shares of AutoZone, an automotive parts retailer, underperformed the broader market after the company reported lower-than-expected sales for its fiscal first quarter. Shares of AmerisourceBergen, a drug and health care products distributor, fell along with those of its sector peers after Amazon.com Inc. unveiled plans to launch a pharmacy services business. Shares of Freeport-McMoRan, a mining company, rose amid investor expectations for accelerating global demand for copper and after the company reported better-than-expected earnings and revenue for the third quarter of 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in Middleby Corp., Universal Health Services Inc. and Kohl’s Corp. Shares of Middleby, a food service equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Universal Health Services, an operator of hospitals and health care centers, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Kohl’s, a department store chain, rose after the company reported better-than-expected earnings for the third quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ameriprise Financial, Inc.	1.7%
2.	Loews Corp.	1.7
3.	Xcel Energy, Inc.	1.6
4.	T. Rowe Price Group, Inc.	1.5
5.	Zimmer Biomet Holdings, Inc.	1.5
6.	M&T Bank Corp.	1.5
7.	WEC Energy Group, Inc.	1.5
8.	Fifth Third Bancorp	1.4
9.	ITT, Inc.	1.4
10.	Laboratory Corp. of America Holdings	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.0%
Industrials	12.7
Real Estate	10.6
Consumer Discretionary	10.2
Information Technology	9.0
Utilities	7.9
Health Care	7.3
Materials	5.8
Consumer Staples	4.7
Communication Services	4.2
Energy	3.3
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		17.82%	(5.33)%	6.23%	9.23%
Without Sales Charge		24.33	(0.07)	7.39	9.82
CLASS C SHARES	April 30, 2001
With CDSC***		23.00	(1.57)	6.85	9.37
Without CDSC		24.00	(0.57)	6.85	9.37
CLASS I SHARES	October 31, 2001	24.48	0.17	7.67	10.10
CLASS L SHARES	November 13, 1997	24.64	0.41	7.92	10.36
CLASS R2 SHARES	November 3, 2008	24.20	(0.32)	7.12	9.54
CLASS R3 SHARES	September 9, 2016	24.35	(0.06)	7.39	9.82
CLASS R4 SHARES	September 9, 2016	24.52	0.17	7.66	10.09
CLASS R5 SHARES	September 9, 2016	24.63	0.34	7.84	10.32
CLASS R6 SHARES	September 9, 2016	24.68	0.43	7.93	10.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	23.52%
Russell 3000 Value Index	23.56%

Net Assets as of 12/31/2020 (In Thousands)	$9,258,584

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s underweight position in the industrials sector and its overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the financials sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in AutoZone Inc. and Energizer Holdings Inc. Shares of Walt Disney, an entertainment conglomerate, rose amid increased consumer demand for its online streaming entertainment. Shares of AutoZone, an automotive parts retailer, underperformed the broader market after the company reported lower-than-expected sales for its fiscal first quarter. Shares of Energizer Holdings, a batteries and lighting manufacturer, fell after the company reported lower-than-expected earnings and cash flow for its fiscal fourth quarter.

Leading individual contributors to relative performance included the Fund’s underweight positions in Intel Corp. and AT&T Inc. and its overweight position in Capital One Financial Corp. Shares of Intel, a semiconductor manufacturer, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources. Shares of AT&T, a telecommunications and entertainment provider, fell amid investor concerns about the company’s planned auction of its DirectTV unit. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.8%
2.	Berkshire Hathaway, Inc., Class B	2.5
3.	Capital One Financial Corp.	2.1
4.	Loews Corp.	2.1
5.	AbbVie, Inc.	1.9
6.	Verizon Communications, Inc.	1.8
7.	Wells Fargo & Co.	1.8
8.	Johnson & Johnson	1.7
9.	Travelers Cos., Inc. (The)	1.7
10.	Bristol-Myers Squibb Co.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.9%
Health Care	11.5
Consumer Discretionary	8.2
Industrials	8.2
Real Estate	7.4
Communication Services	7.1
Energy	6.1
Consumer Staples	5.2
Information Technology	5.1
Utilities	4.5
Materials	4.2
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		16.75%	(7.17)%	7.13%	9.14%
Without Sales Charge		23.23	(2.02)	8.29	9.73
CLASS C SHARES	February 28, 2005
With CDSC***		21.96	(3.50)	7.75	9.29
Without CDSC		22.96	(2.50)	7.75	9.29
CLASS I SHARES	February 28, 2005	23.39	(1.77)	8.55	10.00
CLASS L SHARES	February 28, 2005	23.52	(1.60)	8.76	10.25
CLASS R2 SHARES	July 31, 2017	23.08	(2.26)	8.02	9.45
CLASS R3 SHARES	September 9, 2016	23.24	(1.99)	8.29	9.73
CLASS R4 SHARES	September 9, 2016	23.43	(1.76)	8.56	10.01
CLASS R5 SHARES	September 9, 2016	23.52	(1.61)	8.74	10.24
CLASS R6 SHARES	September 9, 2016	23.57	(1.52)	8.83	10.28

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000

Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Automobiles — 4.5%

Tesla, Inc. *	829	584,859

Thor Industries, Inc.	689	64,043

		648,902

Banks — 0.9%

First Republic Bank	854	125,406

Biotechnology — 4.2%

Alnylam Pharmaceuticals, Inc. *	451	58,666

Amgen, Inc.	878	201,845

Exact Sciences Corp. *	958	126,881

Exelixis, Inc. *	3,562	71,491

Regeneron Pharmaceuticals, Inc. *	288	138,926

		597,809

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	1,363	116,840

Trane Technologies plc	1,105	160,417

		277,257

Capital Markets — 3.3%

BlackRock, Inc.	163	117,416

Blackstone Group, Inc. (The), Class A	1,621	105,032

Charles Schwab Corp. (The)	2,823	149,755

S&P Global, Inc.	287	94,205

		466,408

Commercial Services & Supplies — 0.8%

Copart, Inc. *	879	111,805

Electrical Equipment — 1.8%

AMETEK, Inc.	890	107,659

Generac Holdings, Inc. *	683	155,303

		262,962

Electronic Equipment, Instruments & Components — 2.5%

Amphenol Corp., Class A	608	79,501

Keysight Technologies, Inc. *	997	131,671

Zebra Technologies Corp., Class A *	387	148,721

		359,893

Entertainment — 2.8%

Netflix, Inc. *	282	152,621

Spotify Technology SA *	342	107,597

Take-Two Interactive Software, Inc. *	657	136,509

		396,727

Health Care Equipment & Supplies — 2.3%

DexCom, Inc. *	317	117,352

Insulet Corp. *	227	57,965

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Intuitive Surgical, Inc. *	190	155,818

		331,135

Health Care Providers & Services — 3.0%

McKesson Corp.	532	92,580

UnitedHealth Group, Inc.	963	337,718

		430,298

Health Care Technology — 0.6%

Teladoc Health, Inc. * (a)	396	79,194

Hotels, Restaurants & Leisure — 1.0%

Airbnb, Inc., Class A *	393	57,735

Las Vegas Sands Corp.	1,514	90,234

		147,969

Household Durables — 0.9%

Garmin Ltd. (a)	1,103	131,980

Insurance — 1.0%

Progressive Corp. (The)	1,403	138,728

Interactive Media & Services — 4.4%

Alphabet, Inc., Class C *	220	384,765

Facebook, Inc., Class A *	653	178,352

Zillow Group, Inc., Class C * (a)	519	67,401

		630,518

Internet & Direct Marketing Retail — 7.3%

Amazon.com, Inc. *	273	889,513

Booking Holdings, Inc. *	69	153,386

		1,042,899

IT Services — 8.0%

Booz Allen Hamilton Holding Corp.	1,488	129,681

Global Payments, Inc.	858	184,800

Mastercard, Inc., Class A	856	305,451

MongoDB, Inc. * (a)	290	104,151

PayPal Holdings, Inc. *	1,309	306,603

Snowflake, Inc., Class A * (a)	147	41,264

Twilio, Inc., Class A *	197	66,522

		1,138,472

Life Sciences Tools & Services — 2.0%

Mettler-Toledo International, Inc. *	118	134,755

Thermo Fisher Scientific, Inc.	312	145,374

		280,129

Machinery — 1.9%

Ingersoll Rand, Inc. *	2,423	110,376

Stanley Black & Decker, Inc.	870	155,371

		265,747

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	2,835	73,757

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	564	150,135

Pharmaceuticals — 3.0%

Catalent, Inc. *	1,294	134,675

Horizon Therapeutics plc *	1,169	85,507

Jazz Pharmaceuticals plc * (a)	567	93,573

Royalty Pharma plc, Class A (a)	2,187	109,455

		423,210

Professional Services — 1.2%

FTI Consulting, Inc. *	754	84,252

IHS Markit Ltd.	1,037	93,159

		177,411

Road & Rail — 1.2%

Old Dominion Freight Line, Inc.	510	99,446

Uber Technologies, Inc. *	1,373	70,017

		169,463

Semiconductors & Semiconductor Equipment — 11.1%

Advanced Micro Devices, Inc. *	2,401	220,157

Enphase Energy, Inc. *	941	165,162

Entegris, Inc.	1,372	131,850

Lam Research Corp.	393	185,399

Microchip Technology, Inc.	722	99,647

NVIDIA Corp.	562	293,390

QUALCOMM, Inc.	1,872	285,157

SolarEdge Technologies, Inc. * (a)	406	129,479

Teradyne, Inc.	665	79,725

		1,589,966

Software — 12.7%

Cadence Design Systems, Inc. *	682	92,996

Crowdstrike Holdings, Inc., Class A *	652	138,095

Five9, Inc. *	377	65,814

HubSpot, Inc. *	221	87,479

Microsoft Corp.	4,030	896,290

ServiceNow, Inc. *	243	133,567

Synopsys, Inc. *	465	120,598

Trade Desk, Inc. (The), Class A *	242	193,830

Zscaler, Inc. *	462	92,350

		1,821,019

Specialty Retail — 4.2%

CarMax, Inc. * (a)	929	87,776

Home Depot, Inc. (The)	814	216,316

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

National Vision Holdings, Inc. *	1,128	51,073

O’Reilly Automotive, Inc. *	217	98,421

Tractor Supply Co.	1,039	146,004

		599,590

Technology Hardware, Storage & Peripherals — 7.1%

Apple, Inc.	7,609	1,009,628

Textiles, Apparel & Luxury Goods — 1.4%

NIKE, Inc., Class B	1,451	205,333

Total Common Stocks (Cost $6,598,078)		14,083,750

Short-Term Investments — 3.1%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $226,755)	226,661	226,774

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	109,703	109,714

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	109,310	109,310

Total Investment of Cash Collateral from Securities Loaned (Cost $219,024)		219,024

Total Short-Term Investments (Cost $445,779)		445,798

Total Investments — 101.7% (Cost $7,043,857)		14,529,548
Liabilities in Excess of Other Assets — (1.7)%		(243,412)

NET ASSETS — 100.0%		14,286,136

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $210,429,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Aerospace & Defense — 0.3%

HEICO Corp., Class A	60	7,062

Airlines — 0.3%

Southwest Airlines Co.	144	6,711

Auto Components — 0.2%

BorgWarner, Inc. (a)	102	3,946

Automobiles — 0.2%

Thor Industries, Inc.	43	4,017

Banks — 4.6%

Citizens Financial Group, Inc.	346	12,363

Fifth Third Bancorp	528	14,569

First Republic Bank	108	15,886

Huntington Bancshares, Inc.	689	8,703

M&T Bank Corp.	117	14,887

Regions Financial Corp.	694	11,189

TCF Financial Corp.	222	8,224

Zions Bancorp NA	156	6,781

		92,602

Beverages — 1.1%

Constellation Brands, Inc., Class A	76	16,618

Keurig Dr Pepper, Inc. (a)	171	5,463

		22,081

Biotechnology — 2.5%

Agios Pharmaceuticals, Inc. * (a)	89	3,867

Alnylam Pharmaceuticals, Inc. *	56	7,308

Exact Sciences Corp. *	93	12,385

Exelixis, Inc. *	301	6,049

Intercept Pharmaceuticals, Inc. *(a)	22	542

Ionis Pharmaceuticals, Inc. *	62	3,483

Neurocrine Biosciences, Inc. *	53	5,090

Sarepta Therapeutics, Inc. *	27	4,518

Seagen, Inc. *	44	7,706

		50,948

Building Products — 1.9%

Fortune Brands Home & Security, Inc.	224	19,220

Trane Technologies plc	76	11,092

Trex Co., Inc. * (a)	95	7,953

		38,265

Capital Markets — 5.1%

Ameriprise Financial, Inc.	91	17,699

Blackstone Group, Inc. (The), Class A	86	5,554

Charles Schwab Corp. (The)	190	10,072

Evercore, Inc., Class A	53	5,778

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

MarketAxess Holdings, Inc.	16	9,129

MSCI, Inc.	22	9,941

Northern Trust Corp.	123	11,422

Raymond James Financial, Inc.	141	13,445

S&P Global, Inc.	14	4,580

T. Rowe Price Group, Inc.	102	15,476

		103,096

Chemicals — 0.9%

Celanese Corp.	59	7,726

Sherwin-Williams Co. (The)	15	10,981

		18,707

Commercial Services & Supplies — 0.7%

Copart, Inc. *	107	13,665

Communications Equipment — 0.8%

CommScope Holding Co., Inc. *	272	3,644

Motorola Solutions, Inc.	77	13,127

		16,771

Construction Materials — 0.6%

Martin Marietta Materials, Inc.	43	12,269

Consumer Finance — 0.4%

Discover Financial Services	101	9,098

Containers & Packaging — 1.8%

Ball Corp.	195	18,130

Packaging Corp. of America	55	7,636

Pactiv Evergreen, Inc. *	128	2,326

Silgan Holdings, Inc.	243	9,009

		37,101

Distributors — 0.4%

Genuine Parts Co.	62	6,244

LKQ Corp. *	69	2,418

		8,662

Diversified Financial Services — 0.1%

Voya Financial, Inc.	40	2,349

Electric Utilities — 2.0%

Edison International	188	11,810

Entergy Corp.	126	12,585

Xcel Energy, Inc.	239	15,902

		40,297

Electrical Equipment — 2.8%

Acuity Brands, Inc. (a)	76	9,262

AMETEK, Inc.	181	21,921

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — continued

Generac Holdings, Inc. *	57	12,958

Hubbell, Inc.	75	11,763

		55,904

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	185	24,242

CDW Corp.	73	9,651

Keysight Technologies, Inc. *	152	20,025

Littelfuse, Inc.	20	4,991

SYNNEX Corp.	99	8,022

Zebra Technologies Corp., Class A *	36	13,964

		80,895

Entertainment — 2.3%

Roku, Inc. *	44	14,476

Spotify Technology SA *	55	17,349

Take-Two Interactive Software, Inc. *	69	14,271

		46,096

Equity Real Estate Investment Trusts (REITs) — 4.5%

American Campus Communities, Inc.	87	3,708

American Homes 4 Rent, Class A	267	8,017

AvalonBay Communities, Inc.	66	10,509

Boston Properties, Inc.	98	9,219

Brixmor Property Group, Inc.	307	5,081

Essex Property Trust, Inc.	22	5,128

Federal Realty Investment Trust	55	4,699

Host Hotels & Resorts, Inc.	135	1,972

JBG SMITH Properties	123	3,857

Kimco Realty Corp.	368	5,530

Outfront Media, Inc.	152	2,972

Rayonier, Inc.	274	8,050

Regency Centers Corp.	85	3,885

Ventas, Inc.	86	4,194

Weyerhaeuser Co.	277	9,300

WP Carey, Inc.	68	4,780

		90,901

Food & Staples Retailing — 0.7%

Kroger Co. (The)	267	8,482

US Foods Holding Corp. *	167	5,563

		14,045

Food Products — 0.5%

Post Holdings, Inc. *	92	9,286

Gas Utilities — 0.5%

National Fuel Gas Co.	243	9,979

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 2.5%

Cooper Cos., Inc. (The)	19	6,849

DexCom, Inc. *	19	7,047

Insulet Corp. *	38	9,722

ResMed, Inc.	60	12,698

Zimmer Biomet Holdings, Inc.	99	15,273

		51,589

Health Care Providers & Services — 4.9%

Acadia Healthcare Co., Inc. *	82	4,107

Amedisys, Inc. *	30	8,859

AmerisourceBergen Corp.	103	10,100

Centene Corp. *	103	6,153

Cigna Corp.	87	18,203

Henry Schein, Inc. * (a)	111	7,430

Humana, Inc.	10	4,023

Laboratory Corp. of America Holdings *	68	13,897

McKesson Corp.	77	13,322

Universal Health Services, Inc., Class B	91	12,533

		98,627

Health Care Technology — 1.1%

Teladoc Health, Inc. * (a)	55	10,986

Veeva Systems, Inc., Class A *	41	11,128

		22,114

Hotels, Restaurants & Leisure — 1.3%

Airbnb, Inc., Class A *	28	4,041

Chipotle Mexican Grill, Inc. *	9	12,679

Darden Restaurants, Inc. (a)	34	4,105

Las Vegas Sands Corp.	100	5,936

		26,761

Household Durables — 2.2%

Garmin Ltd.	67	8,042

Helen of Troy Ltd. *	42	9,265

Mohawk Industries, Inc. *	81	11,369

Newell Brands, Inc.	505	10,721

NVR, Inc. *	1	4,239

		43,636

Household Products — 0.3%

Energizer Holdings, Inc.	167	7,050

Industrial Conglomerates — 1.0%

Carlisle Cos., Inc.	128	19,977

Insurance — 3.8%

Alleghany Corp.	11	6,522

Hartford Financial Services Group, Inc. (The)	245	12,008

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Lincoln National Corp.	135	6,805

Loews Corp.	395	17,785

Marsh & McLennan Cos., Inc.	70	8,247

Progressive Corp. (The)	147	14,528

Selectquote, Inc. * (a)	144	2,982

WR Berkley Corp.	109	7,271

		76,148

Interactive Media & Services — 1.8%

InterActiveCorp. *	33	6,268

Match Group, Inc. *	105	15,886

Pinterest, Inc., Class A *	129	8,521

Zillow Group, Inc., Class C *	50	6,464

		37,139

Internet & Direct Marketing Retail — 1.0%

Booking Holdings, Inc. *	3	7,127

Chewy, Inc., Class A * (a)	89	7,973

Expedia Group, Inc.	41	5,469

		20,569

IT Services — 4.0%

Booz Allen Hamilton Holding Corp.	134	11,678

Concentrix Corp. *	55	5,450

Global Payments, Inc.	54	11,698

Jack Henry & Associates, Inc.	22	3,509

Leidos Holdings, Inc.	44	4,643

MongoDB, Inc. *	29	10,233

Okta, Inc. * (a)	45	11,446

Snowflake, Inc., Class A * (a)	10	2,673

Square, Inc., Class A *	29	6,224

Twilio, Inc., Class A *	38	12,795

		80,349

Leisure Products — 0.2%

Brunswick Corp.	63	4,818

Life Sciences Tools & Services — 0.9%

Maravai LifeSciences Holdings, Inc., Class A * (a)	226	6,340

Mettler-Toledo International, Inc. *	10	11,169

		17,509

Machinery — 4.3%

IDEX Corp.	57	11,328

Ingersoll Rand, Inc. *	174	7,915

ITT, Inc.	283	21,791

Lincoln Electric Holdings, Inc.	106	12,364

Middleby Corp. (The) *	93	11,982

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Snap-on, Inc.	56	9,619

Stanley Black & Decker, Inc.	51	9,095

Timken Co. (The)	27	2,110

		86,204

Media — 1.8%

Discovery, Inc., Class C *	435	11,390

Liberty Broadband Corp., Class C *	73	11,485

Liberty Media Corp.-Liberty SiriusXM, Class C *	316	13,735

		36,610

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	196	5,100

Multiline Retail — 0.5%

Kohl’s Corp.	146	5,956

Nordstrom, Inc. (a)	119	3,724

		9,680

Multi-Utilities — 1.5%

CMS Energy Corp.	207	12,650

Sempra Energy	28	3,597

WEC Energy Group, Inc.	158	14,534

		30,781

Oil, Gas & Consumable Fuels — 1.8%

Cabot Oil & Gas Corp. (a)	370	6,025

Diamondback Energy, Inc.	313	15,140

EQT Corp.	322	4,093

Equitrans Midstream Corp.	390	3,136

Williams Cos., Inc. (The)	404	8,094

		36,488

Pharmaceuticals — 1.7%

Catalent, Inc. *	88	9,133

Horizon Therapeutics plc *	158	11,536

Jazz Pharmaceuticals plc *	44	7,294

Royalty Pharma plc, Class A	146	7,312

		35,275

Professional Services — 1.9%

CoStar Group, Inc. *	10	9,424

Equifax, Inc.	67	12,863

FTI Consulting, Inc. *	47	5,301

IHS Markit Ltd.	122	10,982

		38,570

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	206	12,914

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Real Estate Management & Development — continued

Cushman & Wakefield plc * (a)	210	3,120

		16,034

Road & Rail — 0.8%

Lyft, Inc., Class A *	127	6,216

Old Dominion Freight Line, Inc.	52	10,151

		16,367

Semiconductors & Semiconductor Equipment — 5.4%

Advanced Micro Devices, Inc. *	105	9,672

Analog Devices, Inc.	77	11,361

Cree, Inc. *	36	3,759

Enphase Energy, Inc. *	96	16,810

Entegris, Inc.	122	11,714

Lam Research Corp.	20	9,564

Microchip Technology, Inc.	83	11,507

SolarEdge Technologies, Inc. * (a)	39	12,478

Teradyne, Inc.	100	11,989

Xilinx, Inc.	77	10,945

		109,799

Software — 7.5%

Cadence Design Systems, Inc. *	100	13,697

Coupa Software, Inc. *	25	8,473

Crowdstrike Holdings, Inc., Class A *	73	15,382

DocuSign, Inc. *	49	10,804

Five9, Inc. *	52	9,138

HubSpot, Inc. *	31	12,250

RingCentral, Inc., Class A *	40	15,080

Splunk, Inc. * (a)	67	11,369

Synopsys, Inc. *	101	26,122

Trade Desk, Inc. (The), Class A *	25	20,101

Zscaler, Inc. *	47	9,438

		151,854

Specialty Retail — 4.5%

AutoZone, Inc. *	12	13,655

Best Buy Co., Inc.	124	12,328

Burlington Stores, Inc. *	37	9,797

CarMax, Inc. * (a)	64	6,017

Gap, Inc. (The)	370	7,470

National Vision Holdings, Inc. *	127	5,730

O’Reilly Automotive, Inc. *	38	17,242

Tractor Supply Co.	81	11,414

Ulta Beauty, Inc. *	30	8,615

		92,268

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.2%

Carter’s, Inc. (a)	71	6,716

Lululemon Athletica, Inc. *	25	8,571

Ralph Lauren Corp.	96	9,930

		25,217

Total Common Stocks (Cost $1,139,918)		1,991,286

Short-Term Investments — 4.0%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $34,415)	34,404	34,422

Investment of Cash Collateral from Securities Loaned — 2.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	33,990	33,993

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	12,355	12,355

Total Investment of Cash Collateral from Securities Loaned (Cost $46,348)		46,348

Total Short-Term Investments (Cost $80,763)		80,770

Total Investments — 102.2% (Cost $1,220,681)		2,072,056
Liabilities in Excess of Other Assets — (2.2)%		(44,849)

NET ASSETS — 100.0%		2,027,207

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $44,647,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Aerospace & Defense — 0.7%

HEICO Corp., Class A	460	53,869

Automobiles — 0.4%

Thor Industries, Inc. (a)	330	30,656

Banks — 0.8%

First Republic Bank	436	64,047

Beverages — 0.6%

Constellation Brands, Inc., Class A	201	44,117

Biotechnology — 5.0%

Agios Pharmaceuticals, Inc. *	682	29,547

Alnylam Pharmaceuticals, Inc. *	429	55,718

Exact Sciences Corp. *	713	94,452

Exelixis, Inc. *	2,300	46,165

Intercept Pharmaceuticals, Inc. * (a)	170	4,208

Ionis Pharmaceuticals, Inc. *	459	25,974

Neurocrine Biosciences, Inc. * (a)	405	38,858

Sarepta Therapeutics, Inc. * (a)	202	34,490

Seagen, Inc. *	336	58,865

		388,277

Building Products — 2.7%

Fortune Brands Home & Security, Inc.	774	66,356

Trane Technologies plc	583	84,672

Trex Co., Inc. * (a)	725	60,671

		211,699

Capital Markets — 4.4%

Blackstone Group, Inc. (The), Class A	654	42,379

Charles Schwab Corp. (The)	1,449	76,855

Evercore, Inc., Class A	403	44,141

MarketAxess Holdings, Inc.	122	69,494

MSCI, Inc.	170	75,821

S&P Global, Inc.	107	35,020

		343,710

Commercial Services & Supplies — 1.3%

Copart, Inc. *	819	104,230

Containers & Packaging — 1.0%

Ball Corp.	821	76,459

Electrical Equipment — 2.1%

AMETEK, Inc.	557	67,303

Generac Holdings, Inc. *	435	98,901

		166,204

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	651	85,071

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Keysight Technologies, Inc. *	638	84,207

Littelfuse, Inc.	149	38,021

Zebra Technologies Corp., Class A *	277	106,382

		313,681

Entertainment — 4.5%

Roku, Inc. *	332	110,330

Spotify Technology SA *	421	132,315

Take-Two Interactive Software, Inc. *	524	108,840

		351,485

Health Care Equipment & Supplies — 3.6%

Cooper Cos., Inc. (The)	144	52,391

DexCom, Inc. *	146	53,868

Insulet Corp. *	290	74,235

ResMed, Inc.	456	96,906

		277,400

Health Care Providers & Services — 4.0%

Acadia Healthcare Co., Inc. *	624	31,359

Amedisys, Inc. *	230	67,525

Centene Corp. *	782	46,950

Cigna Corp.	308	64,078

McKesson Corp.	585	101,656

		311,568

Health Care Technology — 2.2%

Teladoc Health, Inc. * (a)	419	83,828

Veeva Systems, Inc., Class A *	312	84,929

		168,757

Hotels, Restaurants & Leisure — 2.2%

Airbnb, Inc., Class A *	211	30,909

Chipotle Mexican Grill, Inc. *	70	96,653

Las Vegas Sands Corp.	760	45,296

		172,858

Household Durables — 2.1%

Garmin Ltd.	513	61,330

Helen of Troy Ltd. *	318	70,701

NVR, Inc. *	8	31,007

		163,038

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	311	48,510

Insurance — 0.9%

Progressive Corp. (The)	454	44,921

Selectquote, Inc. * (a)	1,098	22,773

		67,694

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 3.0%

Match Group, Inc. *	802	121,235

Pinterest, Inc., Class A *	987	65,023

Zillow Group, Inc., Class C * (a)	380	49,350

		235,608

Internet & Direct Marketing Retail — 1.5%

Booking Holdings, Inc. *	25	54,791

Chewy, Inc., Class A * (a)	677	60,864

		115,655

IT Services — 6.5%

Booz Allen Hamilton Holding Corp.	1,022	89,089

Global Payments, Inc.	414	89,249

MongoDB, Inc. *	217	77,948

Okta, Inc. *	344	87,338

Snowflake, Inc., Class A * (a)	73	20,401

Square, Inc., Class A * (a)	218	47,446

Twilio, Inc., Class A *	289	97,691

		509,162

Leisure Products — 0.5%

Brunswick Corp.	482	36,763

Life Sciences Tools & Services — 1.7%

Maravai LifeSciences Holdings, Inc., Class A * (a)	1,725	48,388

Mettler-Toledo International, Inc. *	75	85,476

		133,864

Machinery — 2.4%

Ingersoll Rand, Inc. *	1,325	60,386

ITT, Inc.	756	58,258

Stanley Black & Decker, Inc.	388	69,353

		187,997

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	1,496	38,926

Pharmaceuticals — 3.5%

Catalent, Inc. *	670	69,685

Horizon Therapeutics plc *	1,203	87,985

Jazz Pharmaceuticals plc *	337	55,666

Royalty Pharma plc, Class A	1,115	55,791

		269,127

Professional Services — 3.8%

CoStar Group, Inc. *	78	71,909

Equifax, Inc.	509	98,059

FTI Consulting, Inc. * (a)	363	40,510

IHS Markit Ltd.	933	83,766

		294,244

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.6%

Lyft, Inc., Class A *	966	47,450

Old Dominion Freight Line, Inc.	397	77,398

		124,848

Semiconductors & Semiconductor Equipment — 9.6%

Advanced Micro Devices, Inc. *	805	73,799

Cree, Inc. *	271	28,688

Enphase Energy, Inc. *	731	128,198

Entegris, Inc.	930	89,383

Lam Research Corp.	155	73,008

Microchip Technology, Inc.	635	87,755

SolarEdge Technologies, Inc. *	298	95,130

Teradyne, Inc.	763	91,500

Xilinx, Inc.	589	83,446

		750,907

Software — 13.9%

Cadence Design Systems, Inc. *	766	104,533

Coupa Software, Inc. *	191	64,596

Crowdstrike Holdings, Inc., Class A *	554	117,327

DocuSign, Inc. *	371	82,407

Five9, Inc. *	386	67,231

HubSpot, Inc. *	235	93,322

RingCentral, Inc., Class A * (a)	304	115,093

Splunk, Inc. *	510	86,718

Synopsys, Inc. *	492	127,572

Trade Desk, Inc. (The), Class A *	191	153,312

Zscaler, Inc. *	361	72,075

		1,084,186

Specialty Retail — 5.8%

Burlington Stores, Inc. *	286	74,673

CarMax, Inc. * (a)	486	45,889

National Vision Holdings, Inc. *	965	43,723

O’Reilly Automotive, Inc. *	291	131,472

Tractor Supply Co.	620	87,117

Ulta Beauty, Inc. *	229	65,788

		448,662

Textiles, Apparel & Luxury Goods — 0.8%

Lululemon Athletica, Inc. *	188	65,430

Total Common Stocks (Cost $4,536,492)		7,653,638

Short-Term Investments — 4.2%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $157,436)	157,374	157,453

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments —continued

Investment of Cash Collateral from Securities Loaned — 2.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	148,996	149,011

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	19,677	19,677

Total Investment of Cash Collateral from Securities Loaned (Cost $168,688)		168,688

Total Short-Term Investments (Cost $326,124)		326,141

Total Investments — 102.4% (Cost $4,862,616)		7,979,779
Liabilities in Excess of Other Assets — (2.4)%		(184,615)

NET ASSETS — 100.0%		7,795,164

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $160,963,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Airlines — 0.7%

Southwest Airlines Co.	2,090	97,398

Auto Components — 0.4%

BorgWarner, Inc.	1,462	56,510

Banks — 8.5%

Citizens Financial Group, Inc.	5,151	184,194

Fifth Third Bancorp	7,716	212,719

First Republic Bank	745	109,479

Huntington Bancshares, Inc.	10,265	129,653

M&T Bank Corp.	1,698	216,188

Regions Financial Corp.	10,341	166,697

TCF Financial Corp.	3,310	122,520

Zions Bancorp NA	2,325	101,014

		1,242,464

Beverages — 1.7%

Constellation Brands, Inc., Class A	737	161,419

Keurig Dr Pepper, Inc. (a)	2,543	81,380

		242,799

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	1,828	156,721

Capital Markets — 5.8%

Ameriprise Financial, Inc.	1,330	258,407

Northern Trust Corp.	1,827	170,176

Raymond James Financial, Inc.	2,094	200,310

T. Rowe Price Group, Inc.	1,485	224,754

		853,647

Chemicals — 1.9%

Celanese Corp.	881	114,444

Sherwin-Williams Co. (The)	217	159,428

		273,872

Communications Equipment — 1.7%

CommScope Holding Co., Inc. *	4,050	54,267

Motorola Solutions, Inc.	1,124	191,141

		245,408

Construction Materials — 1.3%

Martin Marietta Materials, Inc.	644	182,801

Consumer Finance — 0.9%

Discover Financial Services	1,497	135,540

Containers & Packaging — 2.7%

Ball Corp.	1,266	117,930

Packaging Corp. of America	811	111,798

Pactiv Evergreen, Inc. *	1,859	33,728

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued

Silgan Holdings, Inc.	3,620	134,212

		397,668

Distributors — 0.9%

Genuine Parts Co.	890	89,371

LKQ Corp. *	1,003	35,359

		124,730

Diversified Financial Services — 0.2%

Voya Financial, Inc. (a)	592	34,826

Electric Utilities — 3.8%

Edison International	2,144	134,703

Entergy Corp.	1,869	186,566

Xcel Energy, Inc.	3,554	236,941

		558,210

Electrical Equipment — 3.4%

Acuity Brands, Inc. (a)	1,140	137,989

AMETEK, Inc.	1,613	195,109

Hubbell, Inc.	1,089	170,754

		503,852

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	1,446	189,151

CDW Corp.	1,067	140,608

Keysight Technologies, Inc. *	1,014	133,925

SYNNEX Corp.	1,421	115,726

		579,410

Equity Real Estate Investment Trusts (REITs) — 9.0%

American Campus Communities, Inc.	1,277	54,624

American Homes 4 Rent, Class A	3,852	115,570

AvalonBay Communities, Inc. (a)	944	151,505

Boston Properties, Inc.	1,401	132,421

Brixmor Property Group, Inc.	4,424	73,225

Essex Property Trust, Inc.	311	73,922

Federal Realty Investment Trust	797	67,879

Host Hotels & Resorts, Inc.	1,942	28,411

JBG SMITH Properties	1,777	55,580

Kimco Realty Corp.	5,310	79,710

Outfront Media, Inc.	2,189	42,815

Rayonier, Inc.	4,082	119,923

Regency Centers Corp.	1,224	55,787

Ventas, Inc.	1,274	62,465

Weyerhaeuser Co.	4,132	138,556

WP Carey, Inc.	1,009	71,196

		1,323,589

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 1.4%

Kroger Co. (The)	3,979	126,359

US Foods Holding Corp. *	2,488	82,859

		209,218

Food Products — 0.9%

Post Holdings, Inc. *	1,370	138,342

Gas Utilities — 1.0%

National Fuel Gas Co. (a)	3,542	145,678

Health Care Equipment & Supplies — 1.5%

Zimmer Biomet Holdings, Inc.	1,439	221,799

Health Care Providers & Services — 5.9%

AmerisourceBergen Corp.	1,539	150,464

Cigna Corp.	702	146,207

Henry Schein, Inc. * (a)	1,656	110,689

Humana, Inc. (a)	146	59,902

Laboratory Corp. of America Holdings *	1,017	207,052

Universal Health Services, Inc., Class B	1,358	186,724

		861,038

Hotels, Restaurants & Leisure — 0.4%

Darden Restaurants, Inc. (a)	500	59,591

Household Durables — 2.2%

Mohawk Industries, Inc. *	1,202	169,368

Newell Brands, Inc.	7,523	159,720

		329,088

Household Products — 0.7%

Energizer Holdings, Inc. (a)	2,490	105,024

Industrial Conglomerates — 1.4%

Carlisle Cos., Inc.	1,293	201,888

Insurance — 6.8%

Alleghany Corp.	161	97,184

Hartford Financial Services Group, Inc. (The)	3,653	178,912

Lincoln National Corp.	2,010	101,114

Loews Corp.	5,737	258,296

Marsh & McLennan Cos., Inc.	1,029	120,392

Progressive Corp. (The)	1,275	126,110

WR Berkley Corp.	1,631	108,316

		990,324

Interactive Media & Services — 0.6%

InterActiveCorp. *	491	92,953

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	600	79,400

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.3%

Concentrix Corp. *	804	79,370

Jack Henry & Associates, Inc.	316	51,139

Leidos Holdings, Inc.	629	66,111

		196,620

Machinery — 6.2%

IDEX Corp.	847	168,768

ITT, Inc.	2,739	210,956

Lincoln Electric Holdings, Inc.	1,585	184,214

Middleby Corp. (The) *	1,352	174,269

Snap-on, Inc.	833	142,595

Timken Co. (The)	399	30,859

		911,661

Media — 3.7%

Discovery, Inc., Class C *	6,221	162,924

Liberty Broadband Corp., Class C *	1,060	167,913

Liberty Media Corp.-Liberty SiriusXM, Class C *	4,703	204,645

		535,482

Multiline Retail — 0.8%

Kohl’s Corp.	2,180	88,706

Nordstrom, Inc. (a)	1,056	32,966

		121,672

Multi-Utilities — 3.1%

CMS Energy Corp.	3,089	188,473

Sempra Energy	425	54,168

WEC Energy Group, Inc.	2,338	215,145

		457,786

Oil, Gas & Consumable Fuels — 3.4%

Cabot Oil & Gas Corp.	5,479	89,196

Diamondback Energy, Inc.	4,107	198,782

EQT Corp.	4,766	60,571

Equitrans Midstream Corp.	2,521	20,265

Williams Cos., Inc. (The)	6,088	122,061

		490,875

Real Estate Management & Development — 1.6%

CBRE Group, Inc., Class A *	3,034	190,307

Cushman & Wakefield plc * (a)	3,132	46,454

		236,761

Semiconductors & Semiconductor Equipment — 1.2%

Analog Devices, Inc.	1,159	171,260

Software — 0.9%

Synopsys, Inc. *	535	138,746

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.4%

AutoZone, Inc. *	172	203,507

Best Buy Co., Inc. (a)	1,841	183,673

Gap, Inc. (The)	5,371	108,450

		495,630

Textiles, Apparel & Luxury Goods — 1.7%

Carter’s, Inc.	1,036	97,498

Ralph Lauren Corp.	1,426	147,930

		245,428

Total Common Stocks (Cost $8,806,964)		14,445,709

Short-Term Investments — 2.3%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $208,107)	207,983	208,086

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	73,531	73,538

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	54,806	54,806

Total Investment of Cash Collateral from Securities Loaned (Cost $128,344)		128,344

Total Short-Term Investments (Cost $336,451)		336,430

Total Investments — 100.9% (Cost $9,143,415)		14,782,139
Liabilities in Excess of Other Assets — (0.9)%		(133,353)

NET ASSETS — 100.0%		14,648,786

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $125,755,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 2.3%

General Dynamics Corp.	459	68,353

Northrop Grumman Corp.	132	40,223

Raytheon Technologies Corp.	1,501	107,341

		215,917

Banks — 13.2%

Bank of America Corp.	11,591	351,327

Citigroup, Inc.	1,558	96,074

Citizens Financial Group, Inc.	3,082	110,195

Fifth Third Bancorp	838	23,108

First Republic Bank	143	20,991

M&T Bank Corp.	879	111,937

PNC Financial Services Group, Inc. (The)	915	136,406

Truist Financial Corp.	2,415	115,738

US Bancorp	1,837	85,577

Wells Fargo & Co.	5,577	168,312

		1,219,665

Beverages — 0.8%

Constellation Brands, Inc., Class A	90	19,670

Keurig Dr Pepper, Inc.	1,626	52,025

		71,695

Biotechnology — 2.5%

AbbVie, Inc.	1,611	172,660

Amgen, Inc.	120	27,590

Biogen, Inc. *	120	29,408

		229,658

Building Products — 0.3%

Trane Technologies plc	186	26,942

Capital Markets — 4.3%

Charles Schwab Corp. (The)	2,370	125,705

Invesco Ltd.	1,808	31,515

Morgan Stanley	1,675	114,810

Northern Trust Corp.	695	64,709

T. Rowe Price Group, Inc.	432	65,406

		402,145

Communications Equipment — 1.5%

Cisco Systems, Inc.	1,459	65,272

CommScope Holding Co., Inc. *	5,173	69,317

		134,589

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	404	114,661

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 3.1%

American Express Co.	714	86,354

Capital One Financial Corp.	1,994	197,086

		283,440

Containers & Packaging — 3.0%

Ball Corp.	571	53,231

Graphic Packaging Holding Co.	4,327	73,295

Packaging Corp. of America	611	84,304

WestRock Co.	1,508	65,664

		276,494

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B *	984	228,183

Diversified Telecommunication Services — 1.9%

Verizon Communications, Inc.	2,927	171,954

Electric Utilities — 4.5%

American Electric Power Co., Inc.	1,277	106,370

Edison International	780	49,006

Entergy Corp. (a)	451	45,068

NextEra Energy, Inc.	1,551	119,673

Xcel Energy, Inc.	1,475	98,362

		418,479

Electronic Equipment, Instruments & Components — 0.6%

Arrow Electronics, Inc. *	594	57,759

Equity Real Estate Investment Trusts (REITs) — 6.5%

American Homes 4 Rent, Class A	2,169	65,084

Brixmor Property Group, Inc.	3,549	58,743

EastGroup Properties, Inc.	293	40,423

Federal Realty Investment Trust (a)	535	45,565

Kimco Realty Corp.	4,045	60,716

Lamar Advertising Co., Class A	176	14,638

Mid-America Apartment Communities, Inc.	621	78,630

Outfront Media, Inc.	1,248	24,402

Public Storage	385	88,885

Rayonier, Inc. (a)	2,331	68,497

Weyerhaeuser Co.	1,742	58,403

		603,986

Food & Staples Retailing — 0.6%

Sysco Corp.	686	50,928

Food Products — 1.5%

Kraft Heinz Co. (The)	1,368	47,415

Post Holdings, Inc. *	917	92,632

		140,047

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 1.0%

Medtronic plc	808	94,681

Health Care Providers & Services — 2.9%

AmerisourceBergen Corp.	600	58,676

Cigna Corp.	150	31,185

CVS Health Corp.	649	44,340

HCA Healthcare, Inc.	259	42,585

UnitedHealth Group, Inc.	273	95,608

		272,394

Hotels, Restaurants & Leisure — 0.5%

Las Vegas Sands Corp.	839	50,010

Household Durables — 1.5%

Mohawk Industries, Inc. *	571	80,440

Newell Brands, Inc. (a)	2,944	62,510

		142,950

Household Products — 2.1%

Energizer Holdings, Inc. (a)	1,647	69,469

Procter & Gamble Co. (The)	869	120,876

		190,345

Industrial Conglomerates — 2.0%

Carlisle Cos., Inc.	391	61,115

Honeywell International, Inc.	591	125,689

		186,804

Insurance — 8.0%

Alleghany Corp.	93	56,443

American International Group, Inc.	1,309	49,540

Chubb Ltd.	560	86,248

CNA Financial Corp.	656	25,554

Fairfax Financial Holdings Ltd. (Canada)	159	54,354

Hartford Financial Services Group, Inc. (The)	1,461	71,564

Loews Corp.	4,344	195,581

Marsh & McLennan Cos., Inc.	326	38,193

Travelers Cos., Inc. (The)	1,146	160,832

		738,309

Interactive Media & Services — 0.8%

Alphabet, Inc., Class C *	42	74,280

Internet & Direct Marketing Retail — 0.5%

Booking Holdings, Inc. *	22	49,668

Machinery — 3.5%

Dover Corp.	993	125,355

Illinois Tool Works, Inc.	195	39,711

ITT, Inc.	830	63,888

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Middleby Corp. (The) *	305	39,333

Otis Worldwide Corp.	351	23,743

Stanley Black & Decker, Inc.	198	35,319

		327,349

Media — 3.7%

Charter Communications, Inc., Class A *	107	70,844

Discovery, Inc., Class C *	2,269	59,414

DISH Network Corp., Class A *	2,038	65,900

Liberty Media Corp.-Liberty SiriusXM, Class C *	1,065	46,321

Nexstar Media Group, Inc., Class A	727	79,386

ViacomCBS, Inc. (a)	498	18,540

		340,405

Multiline Retail — 0.7%

Kohl’s Corp.	937	38,123

Nordstrom, Inc. (a)	753	23,511

		61,634

Oil, Gas & Consumable Fuels — 6.2%

Cabot Oil & Gas Corp.	1,766	28,742

Chevron Corp.	537	45,333

ConocoPhillips	2,704	108,147

Diamondback Energy, Inc.	599	28,996

EQT Corp.	2,281	28,995

Equitrans Midstream Corp.	4,958	39,861

Kinder Morgan, Inc.	5,657	77,338

Marathon Petroleum Corp.	1,928	79,743

Phillips 66	1,080	75,555

Williams Cos., Inc. (The)	2,912	58,376

		571,086

Personal Products — 0.3%

Coty, Inc., Class A	4,025	28,259

Pharmaceuticals — 5.1%

Bristol-Myers Squibb Co.	2,515	156,005

Johnson & Johnson	1,027	161,680

Merck & Co., Inc.	750	61,386

Pfizer, Inc.	1,755	64,591

Viatris, Inc. *	1,441	27,007

		470,669

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,320	82,815

Semiconductors & Semiconductor Equipment — 2.5%

Analog Devices, Inc.	756	111,625

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Texas Instruments, Inc.	737	120,958

		232,583

Software — 0.5%

Microsoft Corp.	198	44,044

Specialty Retail — 3.6%

AutoZone, Inc. *	110	130,462

Best Buy Co., Inc.	818	81,636

Gap, Inc. (The)	414	8,357

Home Depot, Inc. (The)	217	57,671

Murphy USA, Inc.	428	56,054

		334,180

Textiles, Apparel & Luxury Goods — 1.4%

Columbia Sportswear Co. (a)	629	54,965

Ralph Lauren Corp.	702	72,867

		127,832

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	565	76,204

Total Common Stocks (Cost $6,196,509)		9,143,043

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡ (Cost $—)	2,982	–	(c)

	SHARES (000)
Short-Term Investments — 1.6%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $117,318)	117,248	117,306

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	29,074	29,077

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	6,300	6,300

Total Investment of Cash Collateral from Securities Loaned (Cost $35,377)		35,377

Total Short-Term Investments (Cost $152,695)		152,683

Total Investments — 100.4% (Cost $6,349,204)		9,295,726
Liabilities in Excess of Other Assets — (0.4)%		(37,142)

NET ASSETS — 100.0%		9,258,584

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $34,343,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$14,083,750		$1,991,286		$7,653,638
Investments in affiliates, at value	226,774		34,422		157,453
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	219,024		46,348		168,688
Cash	27		4		11
Receivables:
Investment securities sold	—		162		—
Fund shares sold	11,013		2,379		11,393
Dividends from non-affiliates	1,271		1,833		773
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	103		11		60

Total Assets	14,541,962		2,076,445		7,992,016

LIABILITIES:
Payables:
Investment securities purchased	—		224		1,696
Collateral received on securities loaned (See Note 2.B.)	219,024		46,348		168,688
Fund shares redeemed	26,369		1,200		20,661
Accrued liabilities:
Investment advisory fees	6,475		979		4,128
Administration fees	817		46		472
Distribution fees	1,266		116		415
Service fees	1,609		189		644
Custodian and accounting fees	18		12		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Other	248		123		132

Total Liabilities	255,826		49,238		196,852

Net Assets	$14,286,136		$2,027,207		$7,795,164

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$6,489,533	$1,174,005	$4,609,327
Total distributable earnings (loss)	7,796,603	853,202	3,185,837

Total Net Assets	$14,286,136	$2,027,207	$7,795,164

Net Assets:
Class A	$2,664,509	$489,904	$1,520,727
Class C	1,159,086	21,833	104,879
Class I	3,904,056	407,999	1,826,868
Class R2	335	711	50,203
Class R3	2,578	—	61,104
Class R4	20,592	—	20,241
Class R5	141,843	1,028	667,562
Class R6	6,393,137	1,105,732	3,543,580

Total	$14,286,136	$2,027,207	$7,795,164

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	88,328	9,040	35,691
Class C	46,346	426	3,470
Class I	123,905	7,383	35,459
Class R2	11	13	1,065
Class R3	86	—	1,206
Class R4	653	—	394
Class R5	4,382	19	12,726
Class R6	195,789	19,992	67,120
Net Asset Value (a):
Class A — Redemption price per share	$30.17	$54.20	$42.61
Class C — Offering price per share (b)	25.01	51.24	30.23
Class I — Offering and redemption price per share	31.51	55.26	51.52
Class R2 — Offering and redemption price per share	29.83	53.48	47.14
Class R3 — Offering and redemption price per share	30.12	—	50.68
Class R4 — Offering and redemption price per share	31.52	—	51.36
Class R5 — Offering and redemption price per share	32.37	55.29	52.46
Class R6 — Offering and redemption price per share	32.65	55.31	52.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.84	$57.20	$44.97

Cost of investments in non-affiliates	$6,598,078	$1,139,918	$4,536,492
Cost of investments in affiliates	226,755	34,415	157,436
Investment securities on loan, at value (See Note 2.B.)	210,429	44,647	160,963
Cost of investment of cash collateral (See Note 2.B.)	219,024	46,348	168,688

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,445,709	$9,143,043
Investments in affiliates, at value	208,086	117,306
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	128,344	35,377
Cash	16	12
Receivables:
Investment securities sold	2,228	13,931
Fund shares sold	16,969	6,107
Dividends from non-affiliates	25,184	8,479
Dividends from affiliates	1	—	(a)
Securities lending income (See Note 2.B.)	25	24

Total Assets	14,826,562	9,324,279

LIABILITIES:
Payables:
Investment securities purchased	—	15,021
Collateral received on securities loaned (See Note 2.B.)	128,344	35,377
Fund shares redeemed	38,126	8,630
Accrued liabilities:
Investment advisory fees	7,953	4,253
Administration fees	817	579
Distribution fees	373	376
Service fees	1,022	874
Custodian and accounting fees	100	72
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Other	1,041	513

Total Liabilities	177,776	65,695

Net Assets	$14,648,786	$9,258,584

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,934,460	$6,330,419
Total distributable earnings (loss)	5,714,326	2,928,165

Total Net Assets	$14,648,786	$9,258,584

Net Assets:
Class A	$1,371,700	$841,140
Class C	73,265	315,140
Class I	2,670,700	2,344,558
Class L	6,667,992	1,672,350
Class R2	63,474	125
Class R3	75,288	2,077
Class R4	36,976	36,192
Class R5	79,154	4,613
Class R6	3,610,237	4,042,389

Total	$14,648,786	$9,258,584

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	38,138	23,778
Class C	2,125	8,922
Class I	73,320	65,982
Class L	180,487	47,042
Class R2	1,856	4
Class R3	2,115	59
Class R4	1,022	1,024
Class R5	2,145	130
Class R6	97,783	113,870

Net Asset Value (a):
Class A — Redemption price per share	$35.97	$35.37
Class C — Offering price per share (b)	34.48	35.32
Class I — Offering and redemption price per share	36.43	35.53
Class L — Offering and redemption price per share	36.94	35.55
Class R2 — Offering and redemption price per share	34.19	35.06
Class R3 — Offering and redemption price per share	35.60	34.93
Class R4 — Offering and redemption price per share	36.19	35.35
Class R5 — Offering and redemption price per share	36.89	35.48
Class R6 — Offering and redemption price per share	36.92	35.50
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.96	$37.33

Cost of investments in non-affiliates	$8,806,964	$6,196,509
Cost of investments in affiliates	208,107	117,318
Investment securities on loan, at value (See Note 2.B.)	125,755	34,343
Cost of investment of cash collateral (See Note 2.B.)	128,344	35,377

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$36,241	$10,223	$11,839
Dividend income from affiliates	190	30	95
Income from securities lending (net) (See Note 2.B.)	498	51	490

Total investment income	36,929	10,304	12,424

EXPENSES:
Investment advisory fees	34,884	5,924	21,082
Administration fees	4,499	684	2,433
Distribution fees:
Class A	2,974	551	1,662
Class C	3,984	79	352
Class R2	1	2	112
Class R3	2	—	63
Service fees:
Class A	2,974	551	1,662
Class C	1,328	26	117
Class I	4,282	467	1,822
Class R2	— (a)	1	56
Class R3	2	—	63
Class R4	24	—	18
Class R5	71	— (a)	293
Custodian and accounting fees	181	35	100
Interest expense to affiliates	— (a)	— (a)	—
Professional fees	78	37	51
Trustees’ and Chief Compliance Officer’s fees	31	16	22
Printing and mailing costs	267	104	148
Registration and filing fees	196	73	148
Transfer agency fees (See Note 2.E.)	155	29	237
Other	129	24	62

Total expenses	56,062	8,603	30,503

Less fees waived	(130)	(1,112)	(877)
Less expense reimbursements	— (a)	—	(41)

Net expenses	55,932	7,491	29,585

Net investment income (loss)	(19,003)	2,813	(17,161)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	852,469	91,543	365,746
Investments in affiliates	(52)	(10)	(24)

Net realized gain (loss)	852,417	91,533	365,722

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,677,315	368,583	1,497,620
Investments in affiliates	(36)	(4)	(10)

Change in net unrealized appreciation/depreciation	2,677,279	368,579	1,497,610

Net realized/unrealized gains (losses)	3,529,696	460,112	1,863,332

Change in net assets resulting from operations	$3,510,693	$462,925	$1,846,171

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—
Dividend income from non-affiliates	119,084	97,819
Dividend income from affiliates	245	210
Income from securities lending (net) (See Note 2.B.)	226	265

Total investment income	119,555	98,294

EXPENSES:
Investment advisory fees	44,558	24,496
Administration fees	4,710	3,340
Distribution fees:
Class A	1,537	977
Class C	290	1,171
Class R2	159	1
Class R3	86	2
Service fees:
Class A	1,537	977
Class C	97	390
Class I	3,191	2,712
Class L	3,138	800
Class R2	79	— (a)
Class R3	86	2
Class R4	35	44
Class R5	37	2
Custodian and accounting fees	243	162
Interest expense to affiliates	2	—
Professional fees	104	75
Trustees’ and Chief Compliance Officer’s fees	32	26
Printing and mailing costs	559	283
Registration and filing fees	140	84
Transfer agency fees (See Note 2.E.)	127	111
Other	160	98

Total expenses	60,907	35,753

Less fees waived	(3,154)	(264)
Less expense reimbursements	(34)	(21)

Net expenses	57,719	35,468

Net investment income (loss)	61,836	62,826

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	260,737	127,327
Investments in affiliates	91	(78)

Net realized gain (loss)	260,828	127,249

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,707,151	1,689,167
Investments in affiliates	(190)	(8)

Change in net unrealized appreciation/depreciation	2,706,961	1,689,159

Net realized/unrealized gains (losses)	2,967,789	1,816,408

Change in net assets resulting from operations	$3,029,625	$1,879,234

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,003)	$(10,353)	$2,813	$11,563
Net realized gain (loss)	852,417	1,432,215	91,533	457,289
Change in net unrealized appreciation/depreciation	2,677,279	972,047	368,579	(437,747)

Change in net assets resulting from operations	3,510,693	2,393,909	462,925	31,105

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(248,914)	(176,120)	(51,016)	(38,917)
Class C	(129,471)	(88,186)	(2,405)	(1,879)
Class I	(360,812)	(199,341)	(43,367)	(23,411)
Class R2	(32)	(12)	(76)	(49)
Class R3	(192)	(61)	—	—
Class R4	(1,887)	(1,510)	—	—
Class R5	(12,763)	(10,297)	(111)	(518)
Class R6	(579,464)	(359,755)	(120,036)	(159,341)

Total distributions to shareholders	(1,333,535)	(835,282)	(217,011)	(224,115)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,298,773	(137,511)	144,111	(961,205)

NET ASSETS:
Change in net assets	3,475,931	1,421,116	390,025	(1,154,215)
Beginning of period	10,810,205	9,389,089	1,637,182	2,791,397

End of period	$14,286,136	$10,810,205	$2,027,207	$1,637,182

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(17,161)	$(14,047)	$61,836	$203,596
Net realized gain (loss)	365,722	659,097	260,828	860,851
Change in net unrealized appreciation/depreciation	1,497,610	281,309	2,706,961	(3,168,215)

Change in net assets resulting from operations	1,846,171	926,359	3,029,625	(2,103,768)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(173,779)	(82,704)	(92,478)	(76,720)
Class C	(16,088)	(8,737)	(5,006)	(6,335)
Class I	(173,836)	(75,633)	(197,658)	(133,060)
Class L	—	—	(492,109)	(443,822)
Class R2	(5,377)	(2,939)	(4,986)	(3,525)
Class R3	(5,883)	(2,669)	(5,364)	(3,809)
Class R4	(1,774)	(679)	(2,242)	(1,419)
Class R5	(63,349)	(33,403)	(5,676)	(4,996)
Class R6	(329,350)	(138,679)	(264,623)	(181,586)

Total distributions to shareholders	(769,436)	(345,443)	(1,070,142)	(855,272)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,237,362	341,659	(25,284)	(1,341,858)

NET ASSETS:
Change in net assets	2,314,097	922,575	1,934,199	(4,300,898)
Beginning of period	5,481,067	4,558,492	12,714,587	17,015,485

End of period	$7,795,164	$5,481,067	$14,648,786	$12,714,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,826	$184,647
Net realized gain (loss)	127,249	159,367
Change in net unrealized appreciation/depreciation	1,689,159	(1,858,485)

Change in net assets resulting from operations	1,879,234	(1,514,471)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,476)	(44,981)
Class C	(7,055)	(16,494)
Class I	(72,893)	(99,554)
Class L	(53,516)	(100,871)
Class R2	(7)	(3)
Class R3	(63)	(70)
Class R4	(1,188)	(1,174)
Class R5	(145)	(334)
Class R6	(133,423)	(204,414)

Total distributions to shareholders	(291,766)	(467,895)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,028,803)	(143,475)

NET ASSETS:
Change in net assets	558,665	(2,125,841)
Beginning of period	8,699,919	10,825,760

End of period	$9,258,584	$8,699,919

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$337,662	$424,450	$38,559	$123,140
Distributions reinvested	240,271	171,962	50,960	38,873
Cost of shares redeemed	(350,749)	(690,381)	(65,106)	(176,855)

Change in net assets resulting from Class A capital transactions	227,184	(93,969)	24,413	(14,842)

Class C
Proceeds from shares issued	84,990	152,886	552	2,246
Distributions reinvested	125,548	83,431	2,405	1,879
Cost of shares redeemed	(155,857)	(200,570)	(4,690)	(5,867)

Change in net assets resulting from Class C capital transactions	54,681	35,747	(1,733)	(1,742)

Class I
Proceeds from shares issued	649,418	971,337	71,758	147,037
Distributions reinvested	337,896	183,814	43,123	23,288
Cost of shares redeemed	(496,024)	(804,519)	(99,112)	(114,553)

Change in net assets resulting from Class I capital transactions	491,290	350,632	15,769	55,772

Class R2
Proceeds from shares issued	68	157	50	391
Distributions reinvested	32	12	73	42
Cost of shares redeemed	(48)	(52)	(136)	(313)

Change in net assets resulting from Class R2 capital transactions	52	117	(13)	120

Class R3
Proceeds from shares issued	1,141	501	—	—
Distributions reinvested	163	61	—	—
Cost of shares redeemed	(34)	(126)	—	—

Change in net assets resulting from Class R3 capital transactions	1,270	436	—	—

Class R4
Proceeds from shares issued	834	2,017	—	—
Distributions reinvested	1,886	1,510	—	—
Cost of shares redeemed	(3,300)	(4,951)	—	—

Change in net assets resulting from Class R4 capital transactions	(580)	(1,424)	—	—

Class R5
Proceeds from shares issued	12,843	23,475	126	674
Distributions reinvested	12,555	10,290	111	517
Cost of shares redeemed	(44,758)	(37,782)	(213)	(6,310)

Change in net assets resulting from Class R5 capital transactions	(19,360)	(4,017)	24	(5,119)

Class R6
Proceeds from shares issued	541,135	1,257,140	141,329	348,033
Distributions reinvested	578,133	358,754	119,998	159,315
Cost of shares redeemed	(575,032)	(2,040,927)	(155,676)	(302,027)
Redemptions in-kind (See Note 8)	—	—	—	(1,200,715)

Change in net assets resulting from Class R6 capital transactions	544,236	(425,033)	105,651	(995,394)

Total change in net assets resulting from capital transactions	$1,298,773	$(137,511)	$144,111	$(961,205)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	11,620	19,559	738	2,661
Reinvested	8,308	8,088	961	853
Redeemed	(12,061)	(30,991)	(1,257)	(3,845)

Change in Class A Shares	7,867	(3,344)	442	(331)

Class C
Issued	3,464	8,221	10	54
Reinvested	5,236	4,615	48	43
Redeemed	(6,356)	(10,900)	(94)	(133)

Change in Class C Shares	2,344	1,936	(36)	(36)

Class I
Issued	21,449	42,055	1,366	3,117
Reinvested	11,160	8,317	795	501
Redeemed	(16,263)	(36,324)	(1,878)	(2,381)

Change in Class I Shares	16,346	14,048	283	1,237

Class R2
Issued	2	8	1	7
Reinvested	1	1	1	1
Redeemed	(2)	(3)	(2)	(6)

Change in Class R2 Shares	1	6	— (a)	2

Class R3
Issued	38	26	—	—
Reinvested	6	3	—	—
Redeemed	(1)	(6)	—	—

Change in Class R3 Shares	43	23	—	—

Class R4
Issued	27	90	—	—
Reinvested	62	68	—	—
Redeemed	(111)	(212)	—	—

Change in Class R4 Shares	(22)	(54)	—	—

Class R5
Issued	414	992	3	14
Reinvested	403	455	2	11
Redeemed	(1,402)	(1,630)	(4)	(125)

Change in Class R5 Shares	(585)	(183)	1	(100)

Class R6
Issued	17,158	53,895	2,651	7,401
Reinvested	18,399	15,742	2,206	3,444
Redeemed	(18,512)	(86,443)	(2,891)	(6,434)
Redemptions in-kind (See Note 8)	—	—	—	(25,455)

Change in Class R6 Shares	17,045	(16,806)	1,966	(21,044)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$144,966	$143,119	$176,439	$209,763
Distributions reinvested	168,194	80,011	84,258	69,743
Cost of shares redeemed	(134,917)	(203,777)	(234,688)	(484,932)

Change in net assets resulting from Class A capital transactions	178,243	19,353	26,009	(205,426)

Class C
Proceeds from shares issued	8,562	11,326	4,004	12,682
Distributions reinvested	15,598	8,149	4,875	5,516
Cost of shares redeemed	(15,535)	(22,446)	(32,035)	(56,184)

Change in net assets resulting from Class C capital transactions	8,625	(2,971)	(23,156)	(37,986)

Class I
Proceeds from shares issued	413,575	306,997	641,070	900,902
Distributions reinvested	163,157	71,080	187,286	123,076
Cost of shares redeemed	(198,791)	(382,936)	(687,520)	(1,051,200)

Change in net assets resulting from Class I capital transactions	377,941	(4,859)	140,836	(27,222)

Class L
Proceeds from shares issued	—	—	371,347	1,165,380
Distributions reinvested	—	—	466,015	394,599
Cost of shares redeemed	—	—	(1,040,103)	(3,139,666)

Change in net assets resulting from Class L capital transactions	—	—	(202,741)	(1,579,687)

Class R2
Proceeds from shares issued	7,574	11,105	5,045	15,289
Distributions reinvested	5,366	2,875	4,944	3,405
Cost of shares redeemed	(9,399)	(22,776)	(14,510)	(20,258)

Change in net assets resulting from Class R2 capital transactions	3,541	(8,796)	(4,521)	(1,564)

Class R3
Proceeds from shares issued	12,092	17,057	4,205	15,417
Distributions reinvested	5,811	2,669	5,120	3,652
Cost of shares redeemed	(7,751)	(11,619)	(7,608)	(14,432)

Change in net assets resulting from Class R3 capital transactions	10,152	8,107	1,717	4,637

Class R4
Proceeds from shares issued	8,135	3,625	10,028	11,128
Distributions reinvested	1,774	679	2,242	1,419
Cost of shares redeemed	(3,246)	(3,668)	(3,651)	(10,446)

Change in net assets resulting from Class R4 capital transactions	6,663	636	8,619	2,101

Class R5
Proceeds from shares issued	71,185	143,113	4,903	14,343
Distributions reinvested	59,609	31,744	5,671	4,992
Cost of shares redeemed	(85,207)	(169,555)	(10,931)	(29,341)

Change in net assets resulting from Class R5 capital transactions	45,587	5,302	(357)	(10,006)

Class R6
Proceeds from shares issued	734,127	776,302	371,143	1,587,348
Distributions reinvested	326,519	137,892	243,858	174,996
Cost of shares redeemed	(454,036)	(589,307)	(586,691)	(1,249,049)

Change in net assets resulting from Class R6 capital transactions	606,610	324,887	28,310	513,295

Total change in net assets resulting from capital transactions	$1,237,362	$341,659	$(25,284)	$(1,341,858)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	3,526	4,392	5,042	6,133
Reinvested	4,077	2,499	2,357	1,812
Redeemed	(3,242)	(6,309)	(6,897)	(14,044)

Change in Class A Shares	4,361	582	502	(6,099)

Class C
Issued	282	461	123	374
Reinvested	533	341	143	150
Redeemed	(514)	(930)	(990)	(1,787)

Change in Class C Shares	301	(128)	(724)	(1,263)

Class I
Issued	8,299	8,021	19,156	28,169
Reinvested	3,271	1,879	5,165	3,157
Redeemed	(4,073)	(10,235)	(19,677)	(31,853)

Change in Class I Shares	7,497	(335)	4,644	(527)

Class L
Issued	—	—	10,556	34,257
Reinvested	—	—	12,656	9,979
Redeemed	—	—	(29,733)	(87,974)

Change in Class L Shares	—	—	(6,521)	(43,738)

Class R2
Issued	167	313	154	458
Reinvested	118	82	146	93
Redeemed	(208)	(645)	(439)	(599)

Change in Class R2 Shares	77	(250)	(139)	(48)

Class R3
Issued	249	447	125	452
Reinvested	118	71	145	96
Redeemed	(162)	(307)	(226)	(421)

Change in Class R3 Shares	205	211	44	127

Class R4
Issued	163	94	284	308
Reinvested	36	18	62	37
Redeemed	(65)	(96)	(108)	(284)

Change in Class R4 Shares	134	16	238	61

Class R5
Issued	1,425	3,638	138	392
Reinvested	1,172	826	154	126
Redeemed	(1,719)	(4,377)	(313)	(798)

Change in Class R5 Shares	878	87	(21)	(280)

Class R6
Issued	14,499	19,998	10,696	44,485
Reinvested	6,379	3,570	6,625	4,428
Redeemed	(9,027)	(15,241)	(16,644)	(35,794)

Change in Class R6 Shares	11,851	8,327	677	13,119

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$93,276	$225,893
Distributions reinvested	21,985	42,378
Cost of shares redeemed	(151,480)	(562,591)

Change in net assets resulting from Class A capital transactions	(36,219)	(294,320)

Class C
Proceeds from shares issued	9,395	31,902
Distributions reinvested	6,902	14,740
Cost of shares redeemed	(90,089)	(152,885)

Change in net assets resulting from Class C capital transactions	(73,792)	(106,243)

Class I
Proceeds from shares issued	279,561	873,832
Distributions reinvested	67,804	87,746
Cost of shares redeemed	(436,503)	(965,662)

Change in net assets resulting from Class I capital transactions	(89,138)	(4,084)

Class L
Proceeds from shares issued	157,713	566,706
Distributions reinvested	51,517	96,694
Cost of shares redeemed	(415,996)	(1,203,324)

Change in net assets resulting from Class L capital transactions	(206,766)	(539,924)

Class R2
Proceeds from shares issued	25	128
Distributions reinvested	7	2
Cost of shares redeemed	(125)	(23)

Change in net assets resulting from Class R2 capital transactions	(93)	107

Class R3
Proceeds from shares issued	509	359
Distributions reinvested	51	69
Cost of shares redeemed	(314)	(887)

Change in net assets resulting from Class R3 capital transactions	246	(459)

Class R4
Proceeds from shares issued	1,853	23,194
Distributions reinvested	1,187	1,174
Cost of shares redeemed	(5,509)	(8,710)

Change in net assets resulting from Class R4 capital transactions	(2,469)	15,658

Class R5
Proceeds from shares issued	674	2,112
Distributions reinvested	137	334
Cost of shares redeemed	(2,534)	(3,498)

Change in net assets resulting from Class R5 capital transactions	(1,723)	(1,052)

Class R6
Proceeds from shares issued	264,017	2,406,252
Distributions reinvested	133,248	203,530
Cost of shares redeemed	(1,016,114)	(1,822,940)

Change in net assets resulting from Class R6 capital transactions	(618,849)	786,842

Total change in net assets resulting from capital transactions	$(1,028,803)	$(143,475)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,926	7,038
Reinvested	627	1,145
Redeemed	(4,726)	(17,957)

Change in Class A Shares	(1,173)	(9,774)

Class C
Issued	288	966
Reinvested	197	401
Redeemed	(2,870)	(4,876)

Change in Class C Shares	(2,385)	(3,509)

Class I
Issued	8,652	28,338
Reinvested	1,924	2,357
Redeemed	(13,521)	(30,342)

Change in Class I Shares	(2,945)	353

Class L
Issued	4,936	17,778
Reinvested	1,461	2,596
Redeemed	(12,961)	(38,762)

Change in Class L Shares	(6,564)	(18,388)

Class R2
Issued	2	5
Reinvested	—1 (a)	— (a)
Redeemed	(4)	(1)

Change in Class R2 Shares	(2)	4

Class R3
Issued	16	11
Reinvested	1	2
Redeemed	(10)	(25)

Change in Class R3 Shares	7	(12)

Class R4
Issued	58	741
Reinvested	34	32
Redeemed	(169)	(250)

Change in Class R4 Shares	(77)	523

Class R5
Issued	22	62
Reinvested	4	9
Redeemed	(82)	(110)

Change in Class R5 Shares	(56)	(39)

Class R6
Issued	8,247	70,239
Reinvested	3,783	5,469
Redeemed	(31,096)	(55,634)

Change in Class R6 Shares	(19,066)	20,074

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$25.27	$(0.08)	$8.10	$8.02	$—	$(3.12)	$(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—	—	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	—	(0.53)	(0.53)

Class C
Six Months Ended December 31, 2020 (Unaudited)	21.42	(0.13)	6.84	6.71	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—	—	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	—	(0.53)	(0.53)

Class I
Six Months Ended December 31, 2020 (Unaudited)	26.29	(0.05)	8.45	8.40	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—	—	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	—	(0.53)	(0.53)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	25.05	(0.12)	8.03	7.91	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	25.27	(0.08)	8.10	8.02	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—	—	—

Class R4
Six Months Ended December 31, 2020 (Unaudited)	26.29	(0.05)	8.44	8.39	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.17	32.25%	$2,664,509	1.13%	(0.55)%	1.14%	18%
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46

25.01	31.93	1,159,086	1.63	(1.05)	1.63	18
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46

31.51	32.44	3,904,056	0.88	(0.30)	0.88	18
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46

29.83	32.08	335	1.38	(0.80)	1.73	18
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

30.12	32.27	2,578	1.13	(0.55)	1.20	18
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

31.52	32.41	20,592	0.88	(0.30)	0.88	18
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund (continued)
Class R5
Six Months Ended December 31, 2020 (Unaudited)	$26.93	$(0.02)	$8.66	$8.64	$(0.08)	$(3.12)	$(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—	—	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	—	(0.53)	(0.53)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	27.16	(0.01)	8.72	8.71	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—	—	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	—	(0.53)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.37	32.56%	$141,843	0.73%	(0.16)%	0.73%	18%
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46

32.65	32.57	6,393,137	0.63	(0.05)	0.63	18
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$47.20	$— (f)	$13.30	$13.30	$(0.08)	$(6.22)	$(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (f)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)

Class C
Six Months Ended December 31, 2020 (Unaudited)	44.95	(0.13)	12.64	12.51	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)

Class I
Six Months Ended December 31, 2020 (Unaudited)	48.07	0.06	13.56	13.62	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	46.64	(0.07)	13.13	13.06	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	48.11	0.10	13.57	13.67	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	48.14	0.13	13.58	13.71	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.20	28.49%	$489,904	1.13%	(0.01)%	1.26%	20%
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39

51.24	28.16	21,833	1.63	(0.51)	1.76	20
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39

55.26	28.65	407,999	0.88	0.24	1.01	20
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39

53.48	28.32	711	1.38	(0.26)	1.56	20
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39

55.29	28.73	1,028	0.74	0.39	0.87	20
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39

55.31	28.80	1,105,732	0.64	0.49	0.76	20
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$36.43	$(0.18)	$11.81	$11.63	$—	$(5.45)	$(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	—	(0.01)	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	—	(1.46)	(1.46)

Class C
Six Months Ended December 31, 2020 (Unaudited)	27.15	(0.21)	8.74	8.53	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	—	(0.01)	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	—	(1.46)	(1.46)

Class I
Six Months Ended December 31, 2020 (Unaudited)	43.11	(0.13)	14.00	13.87	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	—	(0.01)	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	—	(1.46)	(1.46)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	39.90	(0.25)	12.94	12.69	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	—	(0.01)	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	—	(1.46)	(1.46)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	42.53	(0.21)	13.81	13.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	—	(0.01)	(0.01)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	43.00	(0.15)	13.97	13.82	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	—	(0.01)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.61	32.43%	$1,520,727	1.23%	(0.85)%	1.26%	19%
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56

30.23	32.09	104,879	1.74	(1.36)	1.74	19
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56

51.52	32.61	1,826,868	0.92	(0.54)	0.99	19
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56

47.14	32.27	50,203	1.48	(1.10)	1.54	19
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56

50.68	32.41	61,104	1.24	(0.86)	1.24	19
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

51.36	32.56	20,241	0.98	(0.60)	0.99	19
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2020 (Unaudited)	$43.81	$(0.10)	$14.25	$14.15	$(0.05)	$(5.45)	$(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	—	(0.01)	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	—	(1.46)	(1.46)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	44.07	(0.09)	14.33	14.24	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	—	(0.01)	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	—	(1.46)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$52.46	32.73%	$667,562	0.79%	(0.40)%	0.84%	19%
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56

52.79	32.74	3,543,580	0.74	(0.35)	0.74	19
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$31.12	$0.09	$7.45	$7.54	$(0.29)	$(2.40)	$(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)

Class C
Six Months Ended December 31, 2020 (Unaudited)	29.77	— (f)	7.13	7.13	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)

Class I
Six Months Ended December 31, 2020 (Unaudited)	31.51	0.13	7.57	7.70	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)

Class L
Six Months Ended December 31, 2020 (Unaudited)	31.96	0.17	7.66	7.83	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	29.67	0.04	7.10	7.14	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	30.83	0.09	7.38	7.47	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (g) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.97	24.36%	$1,371,700	1.23%	0.51%	1.24%	6%
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20

34.48	24.08	73,265	1.73	(0.02)	1.74	6
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20

36.43	24.56	2,670,700	0.98	0.78	0.98	6
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20

36.94	24.64	6,667,992	0.75	0.99	0.83	6
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20

34.19	24.20	63,474	1.48	0.25	1.49	6
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20

35.60	24.35	75,288	1.23	0.51	1.23	6
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$31.34	$0.14	$7.50	$7.64	$(0.39)	$(2.40)	$(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	31.90	0.16	7.65	7.81	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	31.94	0.18	7.66	7.84	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.19	24.52%	$36,976	0.98%	0.80%	0.99%	6%
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

36.89	24.63	79,154	0.83	0.91	0.84	6
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

36.92	24.68	3,610,237	0.73	1.01	0.74	6
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$29.53	$0.17		$6.68	$6.85	$(0.48)	$(0.53)	$(1.01)
Year Ended June 30, 2020	35.46	0.49		(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)

Class C
Six Months Ended December 31, 2020 (Unaudited)	29.38	0.09		6.65	6.74	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)

Class I
Six Months Ended December 31, 2020 (Unaudited)	29.71	0.21		6.73	6.94	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)

Class L
Six Months Ended December 31, 2020 (Unaudited)	29.73	0.24		6.74	6.98	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	29.31	0.13		6.63	6.76	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	29.21	0.17		6.61	6.78	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.37	23.23%	$841,140	1.13%	1.07%		1.15%	10%
29.53	(13.60)	736,715	1.14	1.45		1.16	29
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26

35.32	22.96	315,140	1.63	0.56		1.65	10
29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26

35.53	23.39	2,344,558	0.88	1.31		0.89	10
29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26

35.55	23.52	1,672,350	0.74	1.46		0.74	10
29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26

35.06	23.12	125	1.38	0.83		1.56	10
29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

34.93	23.24	2,077	1.13	1.06		1.18	10
29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$29.56	$0.21		$6.70	$6.91	$(0.59)	$(0.53)	$(1.12)
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	29.67	0.24		6.72	6.96	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	29.71	0.25		6.74	6.99	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.35	23.43%	$36,192	0.88%	1.31%		0.89%	10%
29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

35.48	23.52	4,613	0.73	1.47		0.74	10
29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

35.50	23.57	4,042,389	0.63	1.57		0.64	10
29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of Mid Cap Value and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,529,548	$—	$—	$14,529,548

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,072,056	$—	$—	$2,072,056

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,979,779	$—	$—	$7,979,779

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,782,139	$—	$—	$14,782,139

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$9,143,043	$—	$—		$9,143,043
Rights	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Companies	117,306	—	—		117,306
Investment of cash collateral from securities loaned	35,377	—	—		35,377

Total Short-Term Investments	152,683	—	—		152,683

Total Investments in Securities	$9,295,726	$—	$—	(b)	$9,295,726

(a)	Please refer to the SOIs for specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$210,429	$(210,429)	$—
Mid Cap Equity Fund	44,647	(44,647)	—
Mid Cap Growth Fund	160,963	(160,963)	—
Mid Cap Value Fund	125,755	(125,755)	—
Value Advantage Fund	34,343	(34,343)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$10
Mid Cap Equity Fund	1
Mid Cap Growth Fund	10
Mid Cap Value Fund	5
Value Advantage Fund	5

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$105,416	$1,809,445	$1,687,999	$(52)	$(36)	$226,774	226,661	$190		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	302,529	1,241,000	1,433,750	(67)*	2	109,714	109,703	317	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	31,490	764,958	687,138	—	—	109,310	109,310	10	*	—

Total	$439,435	$3,815,403	$3,808,887	$(119)	$(34)	$445,798		$517		$—

Mid Cap Equity Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$40,612	$261,072	$267,248	$(10)	$(4)	$34,422	34,404	$30		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	—	121,000	87,000	(7)*	—	33,993	33,990	23	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	71,588	59,233	—	—	12,355	12,355	1	*	—

Total	$40,612	$453,660	$413,481	$(17)	$(4)	$80,770		$54		$—

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Mid Cap Growth Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	51,560	769,582	663,655	(24)	(10)	157,453	157,374	95		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	211,088	762,000	824,000	(79)*	2	149,011	148,996	335	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	24,377	305,212	309,912	—	—	19,677	19,677	10	*	—

Total	$287,025	$1,836,794	$1,797,567	$(103)	$(8)	$326,141		$440		$—

Mid Cap Value Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	170,302	1,570,964	1,533,081	91		(190)	208,086	207,983	245		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	168,074	297,000	391,500	(36	)*	— (c)	73,538	73,531	148	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	23,472	201,721	170,387	—		—	54,806	54,806	5	*	—

Total	$361,848	$2,069,685	$2,094,968	$55		$(190)	$336,430		$398		$—

Value Advantage Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	193,827	1,686,485	1,762,920	(78)	(8)	117,306	117,248	210		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	139,126	407,985	518,000	(34)*	— (c)	29,077	29,074	185	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	15,136	185,762	194,598	—	—	6,300	6,300	6	*	—

Total	$348,089	$2,280,232	$2,475,518	$(112)	$(8)	$152,683		$401		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$70	$27	$23	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$33	$155
Mid Cap Equity Fund
Transfer agency fees	18	1	4	n/a	—	(a)	n/a		n/a		—	(a)	6	29
Mid Cap Growth Fund
Transfer agency fees	158	4	15	n/a	12		1		—	(a)	6		41	237
Mid Cap Value Fund
Transfer agency fees	48	2	18	$19	4		1		—	(a)	1		34	127
Value Advantage Fund
Transfer agency fees	40	17	15	17	—	(a)	1		—	(a)	—	(a)	21	111

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$282	$1
Mid Cap Equity Fund	45	—	(a)
Mid Cap Growth Fund	89	—	(a)
Mid Cap Value Fund	19	—
Value Advantage Fund	41	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	n/a	n/a	n/a
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74%	0.64%
Mid Cap Growth Fund	1.24	n/a	0.93	n/a	1.49	n/a	0.99%	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

The expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$19	$19	$—	(a)
Mid Cap Equity Fund	644	430	17	1,091	—
Mid Cap Growth Fund	28	18	775	821	41
Mid Cap Value Fund	282	183	2,529	2,994	34
Value Advantage Fund	36	23	73	132	21

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Growth Advantage Fund	$111
Mid Cap Equity Fund	21
Mid Cap Growth Fund	56
Mid Cap Value Fund	160
Value Advantage Fund	132

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,259,847	$2,396,125
Mid Cap Equity Fund	355,208	420,108
Mid Cap Growth Fund	1,562,549	1,205,651
Mid Cap Value Fund	859,923	1,903,279
Value Advantage Fund	854,667	1,936,104

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$7,043,857	$7,497,833	$12,142	$7,485,691
Mid Cap Equity Fund	1,220,681	863,490	12,115	851,375
Mid Cap Growth Fund	4,862,616	3,137,535	20,372	3,117,163
Mid Cap Value Fund	9,143,415	5,941,886	303,162	5,638,724
Value Advantage Fund	6,349,204	3,109,840	163,318	2,946,522

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$—	$—	$3,489
Mid Cap Growth Fund	—	—	6,406
Value Advantage Fund	104,712	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.5%	1	21.4%
Mid Cap Equity Fund	—	—	1	57.8
Mid Cap Growth Fund	1	10.4	2	27.0
Mid Cap Value Fund	—	—	2	35.8
Value Advantage Fund	—	—	3	38.4

As of December 31, 2020, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	19.2%
Value Advantage Fund	20.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 11, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of approximately $42,541,000 associated with the redemption in-kind.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,322.50	$6.61	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	1,319.30	9.53	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	1,324.40	5.16	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	1,320.80	8.07	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R3
Actual	1,000.00	1,322.70	6.62	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	1,324.10	5.16	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	1,325.60	4.28	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,325.70	3.69	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,284.90	$6.51	1.13%
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	1,281.60	9.37	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	1,286.50	5.07	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R2
Actual	1,000.00	1,283.20	7.94	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R5
Actual	1,000.00	1,287.30	4.27	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R6
Actual	1,000.00	1,288.00	3.69	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,324.30	7.21	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,320.90	10.18	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,326.10	5.39	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,322.70	8.66	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,324.10	7.26	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,325.60	5.74	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,327.30	4.63	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,327.40	4.34	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,243.60	6.96	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,240.80	9.77	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,245.60	5.55	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$1,246.40	$4.25	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,242.00	8.36	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,243.50	6.96	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	1,245.20	5.55	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,246.30	4.70	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,246.80	4.13	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,232.30	6.36	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class C
Actual	1,000.00	1,229.60	9.16	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	1,233.90	4.95	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class L
Actual	1,000.00	1,235.20	4.17	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R2
Actual	1,000.00	1,231.20	7.76	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R3
Actual	1,000.00	1,232.40	6.36	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	1,234.30	4.96	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	1,235.20	4.11	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,235.70	3.55	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by

Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in the fourth, second and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one, three, and five-year periods ended December 31, 2019, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, second and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the first, second and second quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

the first, second and third quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, and in the first, second and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the first, third and fifth quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, second and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the first, first and third quintiles based upon the Peer Group and in the first, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fifth and third quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, and in the third quintile based upon the Universe for both the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the second, second and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, second and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group ranking were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

DECEMBER 31, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the fourth and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-MC-1220

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2020 (Unaudited)

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

For the six months ended December 31, 2020, the Russell 2000 Index returned 37.9%, the Russell Mid Cap Index returned 28.9% and the Russell 1000 Index returned 24.5%. The S&P 500 Index posted a total return of 22.16%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	35.16%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$764,985

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Plug Power Inc. and Penn National Gaming Inc. and its out-of-Benchmark position in Ollie’s Bargain Outlet Holdings Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of Penn National Gaming, a provider of online betting and casino games, rose after voters in several U.S. states approved expanded sports betting and other gambling operations in the November 3, 2020 elections. Shares of Ollie’s Bargain Outlets Holdings, a discount retailer, fell as investors sold the stock after a run-up in the company’s share price during the early part of the reporting period.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Enphase Energy Inc. and Farfetch Ltd. and its overweight position in Twist Bioscience Corp. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Farfetch, a U.K. online platform for luxury fashion retailers, rose amid consumer migration to online purchases. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against Covid-19 and its variants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ITT, Inc.	1.0%
2.	Lithia Motors, Inc., Class A	0.9
3.	Applied Industrial Technologies, Inc.	0.9
4.	Helen of Troy Ltd.	0.9
5.	Texas Roadhouse, Inc.	0.9
6.	Performance Food Group Co.	0.8
7.	WSFS Financial Corp.	0.8
8.	Simpson Manufacturing Co., Inc.	0.7
9.	Premier Financial Corp.	0.7
10.	Advanced Drainage Systems, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.8%
Information Technology	15.3
Financials	15.3
Health Care	13.8
Consumer Discretionary	11.3
Real Estate	5.6
Consumer Staples	3.4
Materials	3.1
Communication Services	2.7
Utilities	2.6
Energy	2.2
Short-Term Investments	6.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		28.06%	18.16%	17.72%	13.29%
Without Sales Charge		35.16	24.72	18.99	13.90
CLASS C SHARES	January 7, 1998
With CDSC***		33.80	23.02	18.39	13.45
Without CDSC		34.80	24.02	18.39	13.45
CLASS I SHARES	April 5, 1999	35.33	24.99	19.29	14.22
CLASS R6 SHARES	July 2, 2018	35.51	25.29	19.59	14.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	38.49%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$417,789

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Immunomedics Inc. and its overweight positions in Renewable Energy Group Inc. and Owens & Minor Inc. Shares of Immunomedics, a drug development company, rose ahead of its acquisition by Gilead Sciences Inc. for $21 billion. Shares of Renewable Energy Group, a biofuels manufacturer, rose after the company reported better-than-expected revenues and amid investor expectations for increased government investment in renewable energy. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020.

Leading individual detractors from relative performance included the Fund’s overweight position in Argan Inc. and its underweight positions in Plug Power Inc. and MyoKardia Inc. Shares of Argan, a power plant builder, fell late in the period following a run-up in the stock after reporting better-than-expected results for the first quarter of 2020 and the company’s announcement of a special dividend to shareholders. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of MyoKardia, a drug development company not held in the Fund, rose ahead of Bristol Myers Squibb Co.’s planned $13.1 billion acquisition of the company.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	WESCO International, Inc.	0.9
3.	ArcBest Corp.	0.8
4.	AdaptHealth Corp.	0.7
5.	MicroStrategy, Inc., Class A	0.7
6.	Renewable Energy Group, Inc.	0.7
7.	Cornerstone OnDemand, Inc.	0.7
8.	TTEC Holdings, Inc.	0.7
9.	Korn Ferry	0.7
10.	Horizon Therapeutics plc	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	18.2%
Industrials	14.7
Financials	14.1
Information Technology	12.1
Consumer Discretionary	9.8
Real Estate	5.4
Materials	5.3
Communication Services	4.2
Energy	2.6
Utilities	2.3
Consumer Staples	1.9
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	May 31, 2016
With Sales Charge**		30.92%	7.45%	10.01%	10.55%
Without Sales Charge		38.16	13.40	11.21	11.15
CLASS C SHARES	May 31, 2016
With CDSC***		36.82	11.84	10.70	10.89
Without CDSC		37.82	12.84	10.70	10.89
CLASS I SHARES	January 3, 2017	38.35	13.68	11.49	11.29
CLASS R2 SHARES	July 31, 2017	37.98	13.11	10.89	10.60
CLASS R3 SHARES	July 31, 2017	38.18	13.41	11.16	10.88
CLASS R4 SHARES	July 31, 2017	38.34	13.68	11.44	11.16
CLASS R5 SHARES	January 1, 1997	38.49	13.89	11.66	11.37
CLASS R6 SHARES	May 31, 2016	38.52	13.98	11.72	11.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund and the Russell 2000 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	31.91%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$8,281,531

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in BJ’s Wholesale Club Holdings Inc., its out-of-Benchmark position in Thor Industries Inc. and its underweight position in Plug Power Inc. Shares of BJ’s Wholesale Club Holdings, a discount supermarket chain, underperformed the broader market after a run-up in the stock early in the reporting period driven by earnings growth. Shares of Thor Industries, a manufacturer of recreational vehicles, fell following a run-up in the stock in the first half of 2020. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Generac Holdings Inc. and Eaton Vance Corp. and its overweight position in WillScot Mobile Mini Holdings Corp. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Eaton Vance, an investment services provider, rose after the company agreed to be acquired by Morgan Stanley for about $7 billion. Shares of WillScot Mobile Mini Holdings, a provider of storage and related services, rose amid commercial demand for storage due to the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.4%
2.	AptarGroup, Inc.	2.3
3.	Performance Food Group Co.	2.0
4.	Encompass Health Corp.	1.7
5.	Q2 Holdings, Inc.	1.7
6.	WillScot Mobile Mini Holdings Corp.	1.6
7.	RBC Bearings, Inc.	1.6
8.	Lincoln Electric Holdings, Inc.	1.5
9.	Molina Healthcare, Inc.	1.5
10.	MSA Safety, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	20.7%
Financials	17.2
Information Technology	14.4
Health Care	13.1
Consumer Discretionary	9.4
Real Estate	6.3
Materials	6.1
Consumer Staples	5.0
Utilities	1.9
Exchange-Traded Fund	0.8
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		24.99%	11.94%	12.81%	12.15%
Without Sales Charge		31.91	18.15	14.03	12.76
CLASS C SHARES	February 19, 2005
With CDSC***		30.60	16.63	13.49	12.31
Without CDSC		31.60	17.63	13.49	12.31
CLASS I SHARES	May 7, 1996	32.11	18.51	14.35	13.08
CLASS R2 SHARES	November 3, 2008	31.78	17.93	13.77	12.48
CLASS R3 SHARES	September 9, 2016	31.95	18.22	14.06	12.77
CLASS R4 SHARES	September 9, 2016	32.11	18.52	14.35	13.08
CLASS R5 SHARES	May 15, 2006	32.24	18.73	14.57	13.30
CLASS R6 SHARES	May 31, 2016	32.28	18.80	14.63	13.33

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	47.37%
Russell 2000 Growth Index	38.88%

Net Assets as of 12/31/2020 (In Thousands)	$6,332,988

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials sector was a sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Enphase Energy Inc. and Farfetch Ltd. and its overweight position in Twist Bioscience Corp. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Farfetch, a U.K. online platform for luxury fashion retailers, rose amid consumer migration to online purchases. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against Covid-19 and its variants.

Leading individual detractors from relative performance included the Fund’s underweight position in Plug Power Inc. and its out-of-Benchmark positions in ADC Therapeutics SA and Ollie’s Bargain Outlet Holdings Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of ADC Therapeutics, a Swiss drug development company, fell following a run-up in the share price at the company’s initial public offering in May 2020. Shares of Ollie’s Bargain Outlets Holdings, a discount retailer, fell after a run-up in the company’s share price earlier in the year.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Drainage Systems, Inc.	1.7%
2.	Natera, Inc.	1.6
3.	Halozyme Therapeutics, Inc.	1.4
4.	Twist Bioscience Corp.	1.4
5.	Freshpet, Inc.	1.4
6.	Enphase Energy, Inc.	1.3
7.	iRhythm Technologies, Inc.	1.3
8.	National Vision Holdings, Inc.	1.3
9.	Entegris, Inc.	1.3
10.	Itron, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	28.4%
Information Technology	25.6
Industrials	13.6
Consumer Discretionary	11.6
Consumer Staples	3.6
Financials	3.5
Communication Services	3.0
Real Estate	0.9
Short-Term Investments	9.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		39.61%	50.84%	24.53%	16.69%
Without Sales Charge		47.37	59.21	25.88	17.32
CLASS C SHARES	November 4, 1997
With CDSC***		45.97	57.34	25.23	16.84
Without CDSC		46.97	58.34	25.23	16.84
CLASS I SHARES	March 26, 1996	47.52	59.60	26.19	17.61
CLASS L SHARES	February 19, 2005	47.61	59.78	26.37	17.78
CLASS R2 SHARES	November 3, 2008	47.14	58.80	25.55	17.01
CLASS R3 SHARES	July 31, 2017	47.40	59.17	25.87	17.32
CLASS R4 SHARES	July 31, 2017	47.52	59.55	26.19	17.61
CLASS R5 SHARES	September 9, 2016	47.62	59.78	26.37	17.78
CLASS R6 SHARES	November 30, 2010	47.72	59.96	26.50	17.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	36.21%
Russell 2000 Value Index	36.77%

Net Assets as of 12/31/2020 (In Thousands)	$1,219,112

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2020.

The Fund’s security selection and underweight position in the consumer discretionary sector and its security selection in the industrials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Now Inc. and Eastman Kodak Co., and its underweight position in Brookfield Renewable Corp. Shares of Now, a distributor of products and service to the energy sector, fell after the company reported a loss and lower-than-expected revenue for the second quarter of 2020. Shares of Eastman Kodak, a provider of printing and imaging products and services, fell after the company reported consecutive quarters of per-share losses as well as a decline in revenue and negative cash flow for the third quarter of 2020. Shares of Brookfield Renewable, an operator of hydroelectric, wind and solar power plants that was not held in the Fund, rose amid investor expectations for increased government investment in renewable energy projects in the U.S. and Europe.

Leading individual contributors to relative performance included the Fund’s overweight positions in Owens & Minor Inc., SunPower Corp. and Gogo Inc. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020. Shares of SunPower, a provider of solar energy equipment and services, rose amid investor expectations for increased government investment in renewable energy projects in the U.S. and Europe. Shares of Gogo, a provider of in-flight broadband services to the aviation industry, rose after the company announced it would sell its commercial aviation business to Intelsat SA for $400 million.

HOW WAS THE FUND POSITIONED?

In accordance its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CIT Group, Inc.	1.0%
2.	Cathay General Bancorp	0.9
3.	EMCOR Group, Inc.	0.8
4.	Stifel Financial Corp.	0.7
5.	Builders FirstSource, Inc.	0.7
6.	Darling Ingredients, Inc.	0.7
7.	UMB Financial Corp.	0.7
8.	Sunstone Hotel Investors, Inc.	0.7
9.	CNO Financial Group, Inc.	0.7
10.	TRI Pointe Group, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.9%
Industrials	17.5
Consumer Discretionary	11.2
Real Estate	7.2
Materials	6.3
Health Care	5.6
Information Technology	5.3
Energy	3.9
Utilities	3.6
Communication Services	3.0
Consumer Staples	2.2
Short-Term Investments	9.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	January 27, 1995
With Sales Charge**		28.90%	0.23%	6.41%	7.45%
Without Sales Charge		36.02	5.79	7.56	8.04
CLASS C SHARES	March 22, 1999
With CDSC***		34.66	4.28	7.00	7.52
Without CDSC		35.66	5.28	7.00	7.52
CLASS I SHARES	January 27, 1995	36.21	6.14	7.84	8.31
CLASS R2 SHARES	November 3, 2008	35.85	5.58	7.29	7.76
CLASS R3 SHARES	September 9, 2016	36.00	5.81	7.56	8.03
CLASS R4 SHARES	September 9, 2016	36.19	6.13	7.82	8.29
CLASS R5 SHARES	May 15, 2006	36.28	6.22	7.98	8.43
CLASS R6 SHARES	February 22, 2005	36.34	6.32	8.09	8.52

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan SMID Cap Equity Fund(1)

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	25.83%
Russell 2500 Index	34.90%
Russell Midcap Index	28.86%

Net Assets as of 12/31/2020 (In Thousands)	$403,045

INVESTMENT OBJECTIVE**

The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

INVESTMENT PROCESS

The Fund implemented a new investment process effective November 1, 2020, and no longer uses an investment process based on behavioral finance principals. The new process employs a fundamental bottom-up investment process to invest in a diversified portfolio of small to mid-cap stocks — similar to those in the Russell 2500 Index — and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2500 Index (the “Benchmark”) and the Russell Midcap Index for the six months ended December 31, 2020. As a result of the change in investment strategy and process, the turnover of securities held in the Fund during the period was high compared with previous reporting periods, on an annualized basis, but did not have a significant impact on performance.

Relative to the Benchmark, the Fund’s security selection in the industrials and health care sectors was a leading detractor from performance, while the Fund’s security selection in the financials sector was the sole sector contributor to performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s out-of-Benchmark positions in Centene Corp. and Waste Connections Inc., and its overweight position in Pool Corp. Shares of Centene, a provider of managed health care plans, fell after the company provided a lower-than-expected earnings forecast for its fiscal year 2021. Shares of Waste Connections, a waste collection, transport and recycling company, underperformed the broader market following a run-up in its stock price driven by better-than-expected quarterly earnings. Shares of Pool, a provider of swimming pools and related products, underperformed the market following a run-up in its stock price earlier in 2020.

Leading individual contributors to performance relative to the Benchmark included the Fund’s out-of-Benchmark position in

Unity Software Inc. and its overweight positions in Timken Co. and Wex Inc. Shares of Unity Software, a provider of software for video content development, rose after the company reported better-than-expected earnings and revenue for its first quarter following the company’s initial public offering in September 2020. Shares of Timken, a maker of industrial machinery and equipment, rose after the company reported better-than-expected earnings for the third quarter of 2020 and increased its quarterly dividend. Shares of Wex, a provider of payment processing systems, rose amid investor expectations that the company would benefit from pent-up demand during potential economic recovery in 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued and have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the information technology and industrials sectors and the smallest allocations were to the energy and communications services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.3%
2.	Pool Corp.	2.2
3.	SS&C Technologies Holdings, Inc.	2.0
4.	Molina Healthcare, Inc.	1.8
5.	Waste Connections, Inc.	1.8
6.	AptarGroup, Inc.	1.7
7.	Catalent, Inc.	1.6
8.	Performance Food Group Co.	1.5
9.	West Pharmaceutical Services, Inc.	1.5
10.	Encompass Health Corp.	1.4

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	22.0%
Financials	16.5
Information Technology	15.7
Health Care	13.5
Consumer Discretionary	10.7
Real Estate	6.3
Consumer Staples	5.6
Materials	4.1
Utilities	2.3
Short-Term Investments	3.3

(1)

On November 1, 2020, the Intrepid Mid Cap Fund was renamed, its investment strategy, investment process and portfolio management team were changed and its benchmark equity index was changed to the Russell 2500 Index from the Russell Midcap Index.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		19.04%	4.16%	8.55%	10.03%
Without Sales Charge		25.63	9.91	9.73	10.62
CLASS C SHARES	March 22, 1999
With CDSC***		24.27	8.34	9.13	10.09
Without CDSC		25.27	9.34	9.13	10.09
CLASS I SHARES	June 1, 1991	25.83	10.20	10.00	10.90
CLASS R3 SHARES	September 9, 2016	25.65	9.89	9.73	10.62
CLASS R4 SHARES	September 9, 2016	25.75	10.13	9.99	10.89
CLASS R6 SHARES	November 2, 2015	25.96	10.44	10.27	11.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund, the Russell Midcap Index and the Russell 2500 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index and the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell

Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future. Also on November 1, 2020, the Fund’s Benchmark changed from Russell Midcap Index to Russell 2500 Index because the adviser believes that the Russell 2500 Index is a more appropriate comparison in light of the Fund’s new name and investment strategies.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	37.91%
Russell 2000 Index	37.85%

Net Assets as of 12/31/2020 (In Thousands)	$986,894

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2020. The Fund’s security selection in the health care and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Seres Therapeutics Inc., Owens & Minor Inc. and MyoKardia Inc. Shares of Seres Therapeutics, a drug development company, rose after the company reported positive results from its Phase 3 clinical trial of its treatment for Clostridium difficile infection. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020. Shares of MyoKardia, a drug development company, rose ahead of Bristol Myers Squibb Co.’s planned $13.1 billion acquisition of the company.

Leading individual detractors from relative performance included the Fund’s underweight position in Plug Power Inc. and its overweight positions in Now Inc. and Tri Pointe Group Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Fund, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of Now, a distributor of products and services to the energy sector, fell after the company reported a loss and lower-than-expected revenue for the second quarter of 2020. Shares of Tri Pointe Group, a home builder, underperformed the broader markets after a pullback in a key measure of U.S. consumer home buying sentiment.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cinemark Holdings, Inc.	1.0%
2.	TRI Pointe Group, Inc.	0.8
3.	Darling Ingredients, Inc.	0.8
4.	AdaptHealth Corp.	0.8
5.	EMCOR Group, Inc.	0.7
6.	Avaya Holdings Corp.	0.7
7.	Builders FirstSource, Inc.	0.7
8.	Wabash National Corp.	0.6
9.	Allscripts Healthcare Solutions, Inc.	0.6
10.	Perspecta, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	18.4%
Industrials	14.6
Financials	13.7
Information Technology	12.7
Consumer Discretionary	10.8
Materials	4.6
Real Estate	4.3
Communication Services	3.7
Consumer Staples	2.5
Utilities	2.3
Energy	2.1
Short-Term Investments	10.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		30.40%	11.53%	9.16%	10.15%
Without Sales Charge		37.61	17.70	10.34	10.74
CLASS C SHARES	November 1, 2007
With CDSC***		36.22	16.09	9.77	10.30
Without CDSC		37.22	17.09	9.77	10.30
CLASS I SHARES	September 10, 2001	37.72	17.99	10.62	11.02
CLASS L SHARES	November 4, 1993	37.91	18.20	10.80	11.20
CLASS R2 SHARES	November 1, 2011	37.37	17.42	10.04	10.49
CLASS R3 SHARES	September 9, 2016	37.63	17.74	10.35	10.74
CLASS R4 SHARES	September 9, 2016	37.75	17.98	10.61	11.02
CLASS R5 SHARES	September 9, 2016	37.89	18.21	10.78	11.19
CLASS R6 SHARES	November 1, 2011	37.87	18.32	10.90	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from

December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 0.5%

Curtiss-Wright Corp.	33	3,802

Airlines — 0.4%

Allegiant Travel Co.	17	3,232

Auto Components — 0.6%

Fox Factory Holding Corp. *	27	2,864

LCI Industries	15	1,891

		4,755

Automobiles — 0.4%

Winnebago Industries, Inc.	49	2,956

Banks — 8.7%

BancFirst Corp. (a)	77	4,515

Camden National Corp.	112	3,995

City Holding Co.	33	2,325

Columbia Banking System, Inc.	155	5,577

Community Trust Bancorp, Inc.	69	2,571

Cullen/Frost Bankers, Inc.	26	2,263

First Busey Corp.	229	4,938

First Commonwealth Financial Corp.	330	3,605

First Financial Bancorp	150	2,624

First Financial Bankshares, Inc.	60	2,155

First Hawaiian, Inc.	116	2,726

First Merchants Corp.	145	5,407

Heritage Commerce Corp. (a)	366	3,250

Heritage Financial Corp.	42	981

Independent Bank Corp.	226	4,167

Independent Bank Corp. (a)	60	4,378

Lakeland Bancorp, Inc.	323	4,108

Simmons First National Corp., Class A	232	5,003

Trustmark Corp.	84	2,285

		66,873

Beverages — 0.3%

Primo Water Corp.	168	2,642

Biotechnology — 7.9%

ACADIA Pharmaceuticals, Inc. *	24	1,284

ADC Therapeutics SA (Switzerland) *	62	1,999

Alector, Inc. *	54	819

Allogene Therapeutics, Inc. * (a)	26	655

Amicus Therapeutics, Inc. *	156	3,611

Arrowhead Pharmaceuticals, Inc. *	44	3,405

Atara Biotherapeutics, Inc. *	112	2,202

Avrobio, Inc. *	87	1,208

Biohaven Pharmaceutical Holding Co. Ltd. *	35	3,008

Blueprint Medicines Corp. *	31	3,423

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Bridgebio Pharma, Inc. * (a)	38	2,685

Coherus Biosciences, Inc. * (a)	106	1,845

FibroGen, Inc. * (a)	43	1,583

G1 Therapeutics, Inc. * (a)	51	925

Generation Bio Co. * (a)	22	629

Global Blood Therapeutics, Inc. *	20	848

Halozyme Therapeutics, Inc. * (a)	113	4,836

Heron Therapeutics, Inc. * (a)	87	1,832

Homology Medicines, Inc. *	58	653

Intercept Pharmaceuticals, Inc. *	20	490

Kronos Bio, Inc. * (a)	39	1,172

Mirati Therapeutics, Inc. *	9	1,877

Natera, Inc. *	54	5,333

Orchard Therapeutics plc, ADR (United Kingdom) *	70	304

REGENXBIO, Inc. *	40	1,797

Relay Therapeutics, Inc. * (a)	40	1,644

REVOLUTION Medicines, Inc. *	34	1,328

Rubius Therapeutics, Inc. * (a)	71	542

Sage Therapeutics, Inc. *	26	2,287

Twist Bioscience Corp. *	33	4,680

Viela Bio, Inc. * (a)	34	1,207

		60,111

Building Products — 3.7%

Advanced Drainage Systems, Inc.	68	5,692

AZEK Co., Inc. (The) *	39	1,481

CSW Industrials, Inc.	35	3,946

Gibraltar Industries, Inc. *	56	4,038

Simpson Manufacturing Co., Inc.	65	6,048

Trex Co., Inc. *	37	3,106

UFP Industries, Inc.	75	4,161

		28,472

Capital Markets — 1.8%

Evercore, Inc., Class A	29	3,219

Focus Financial Partners, Inc., Class A *	48	2,087

LPL Financial Holdings, Inc.	55	5,690

Virtus Investment Partners, Inc.	12	2,553

		13,549

Chemicals — 2.2%

Hawkins, Inc.	67	3,506

Innospec, Inc.	52	4,692

Stepan Co.	33	3,953

Valvoline, Inc.	185	4,285

		16,436

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Commercial Services & Supplies — 2.5%

Brady Corp., Class A	107	5,632

Cimpress plc (Ireland) * (a)	34	2,997

Deluxe Corp.	70	2,037

Kimball International, Inc., Class B	191	2,282

McGrath RentCorp	51	3,437

MSA Safety, Inc.	21	3,089

		19,474

Communications Equipment — 0.5%

Ciena Corp. *	33	1,744

Viavi Solutions, Inc. *	151	2,260

		4,004

Construction & Engineering — 0.6%

Comfort Systems USA, Inc.	86	4,521

Consumer Finance — 0.2%

PROG Holdings Inc.	32	1,698

Containers & Packaging — 0.9%

Graphic Packaging Holding Co.	208	3,525

Pactiv Evergreen, Inc. *	51	920

Silgan Holdings, Inc.	58	2,161

		6,606

Diversified Consumer Services — 0.2%

Bright Horizons Family Solutions, Inc. *	11	1,822

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A * (a)	20	3,074

Iridium Communications, Inc. *	110	4,345

		7,419

Electric Utilities — 0.3%

Portland General Electric Co.	49	2,083

Electrical Equipment — 0.2%

Vertiv Holdings Co. (a)	97	1,804

Electronic Equipment, Instruments & Components — 3.6%

CTS Corp.	106	3,632

ePlus, Inc. *	25	2,174

Fabrinet (Thailand) *	30	2,342

II-VI, Inc. * (a)	53	4,018

Insight Enterprises, Inc. *	57	4,339

Itron, Inc. *	45	4,332

Littelfuse, Inc.	14	3,590

Plexus Corp. *	37	2,887

		27,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 5.9%

American Campus Communities, Inc. (a)	84	3,596

American Homes 4 Rent, Class A	155	4,654

Brixmor Property Group, Inc.	214	3,541

CubeSmart	38	1,280

Equity Commonwealth	129	3,528

Highwoods Properties, Inc.	70	2,774

JBG SMITH Properties	88	2,745

Rayonier, Inc.	127	3,723

Rexford Industrial Realty, Inc.	94	4,622

RLJ Lodging Trust	216	3,053

Sunstone Hotel Investors, Inc.	399	4,522

Terreno Realty Corp.	81	4,752

Washington	101	2,191

		44,981

Food & Staples Retailing — 1.5%

BJ’s Wholesale Club Holdings, Inc. *	51	1,912

Grocery Outlet Holding Corp. * (a)	59	2,332

Performance Food Group Co. *	144	6,858

		11,102

Food Products — 1.4%

Flowers Foods, Inc.	136	3,068

Freshpet, Inc. *	32	4,597

J&J Snack Foods Corp.	21	3,288

		10,953

Gas Utilities — 1.4%

Chesapeake Utilities Corp.	29	3,098

ONE Gas, Inc.	57	4,366

Southwest Gas Holdings, Inc.	53	3,193

		10,657

Health Care Equipment & Supplies — 2.2%

iRhythm Technologies, Inc. *	19	4,460

Nevro Corp. *	22	3,835

Outset Medical, Inc. * (a)	23	1,284

Shockwave Medical, Inc. * (a)	36	3,742

Utah Medical Products, Inc.	39	3,271

		16,592

Health Care Providers & Services — 2.6%

Acadia Healthcare Co., Inc. *	45	2,274

Amedisys, Inc. *	13	3,673

Encompass Health Corp.	55	4,560

Ensign Group, Inc. (The)	59	4,320

Oak Street Health, Inc. * (a)	17	1,048

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Providence Service Corp. (The) *	27	3,695

		19,570

Health Care Technology — 0.5%

Accolade, Inc. * (a)	55	2,409

Evolent Health, Inc., Class A *	98	1,566

		3,975

Hotels, Restaurants & Leisure — 2.3%

Boyd Gaming Corp. *	84	3,618

Cheesecake Factory, Inc. (The) (a)	47	1,746

Cracker Barrel Old Country Store, Inc.	21	2,792

Planet Fitness, Inc., Class A *	31	2,380

Texas Roadhouse, Inc.	89	6,947

		17,483

Household Durables — 2.1%

Helen of Troy Ltd. *	31	6,951

La-Z-Boy, Inc.	70	2,779

M/I Homes, Inc. *	47	2,085

MDC Holdings, Inc.	47	2,287

TRI Pointe Group, Inc. *	95	1,644

		15,746

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.	21	3,268

Insurance — 2.4%

James River Group Holdings Ltd.	33	1,626

Lemonade, Inc. * (a)	10	1,241

Old Republic International Corp.	157	3,096

Safety Insurance Group, Inc.	31	2,450

Selective Insurance Group, Inc.	66	4,438

Selectquote, Inc. *	64	1,334

Third Point Reinsurance Ltd. (Bermuda) *	244	2,326

Universal Insurance Holdings, Inc.	130	1,957

		18,468

Interactive Media & Services — 0.2%

MediaAlpha, Inc., Class A *	39	1,541

Internet & Direct Marketing Retail — 0.4%

Farfetch Ltd., Class A (United Kingdom) *	25	1,607

RealReal, Inc. (The) * (a)	76	1,487

		3,094

IT Services — 1.9%

Globant SA (Argentina) *	14	3,093

I3 Verticals, Inc., Class A *	60	1,979

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

LiveRamp Holdings, Inc. *	26	1,872

ManTech International Corp., Class A	41	3,629

Repay Holdings Corp. *	19	507

Science Applications International Corp.	34	3,261

		14,341

Leisure Products — 0.3%

Johnson Outdoors, Inc., Class A	20	2,254

Life Sciences Tools & Services — 0.8%

Adaptive Biotechnologies Corp. *	12	732

Berkeley Lights, Inc. * (a)	18	1,567

Personalis, Inc. *	64	2,327

Seer, Inc. *	23	1,275

		5,901

Machinery — 6.6%

Alamo Group, Inc.	31	4,228

Allison Transmission Holdings, Inc.	73	3,145

Blue Bird Corp. *	245	4,473

Graco, Inc.	41	2,947

Hillenbrand, Inc.	128	5,087

ITT, Inc.	110	8,481

John Bean Technologies Corp.	33	3,732

Kadant, Inc.	34	4,804

Lincoln Electric Holdings, Inc.	41	4,713

Mueller Industries, Inc.	102	3,582

Watts Water Technologies, Inc., Class A	44	5,395

		50,587

Media — 1.7%

Cardlytics, Inc. * (a)	15	2,200

Gray Television, Inc. *	139	2,488

New York Times Co. (The), Class A	65	3,358

Nexstar Media Group, Inc., Class A	44	4,798

		12,844

Metals & Mining — 0.3%

Warrior Met Coal, Inc.	112	2,395

Multiline Retail — 0.2%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	18	1,439

Multi-Utilities — 0.3%

Unitil Corp.	58	2,574

Oil, Gas & Consumable Fuels — 2.3%

CNX Resources Corp. *	248	2,679

Delek US Holdings, Inc.	99	1,584

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

EQT Corp.	182	2,308

Equitrans Midstream Corp.	236	1,899

Matador Resources Co. *	347	4,188

PDC Energy, Inc. *	236	4,845

		17,503

Personal Products — 0.4%

Inter Parfums, Inc.	53	3,201

Pharmaceuticals — 0.7%

Arvinas, Inc. * (a)	38	3,195

Revance Therapeutics, Inc. *	79	2,227

		5,422

Professional Services — 0.7%

ASGN, Inc. *	19	1,619

CBIZ, Inc. *	84	2,242

FTI Consulting, Inc. *	14	1,532

		5,393

Road & Rail — 0.9%

Marten Transport Ltd.	162	2,783

Saia, Inc. *	24	4,320

		7,103

Semiconductors & Semiconductor Equipment — 4.5%

CMC Materials, Inc.	16	2,492

Cree, Inc. *	29	3,025

Enphase Energy, Inc. *	26	4,526

Entegris, Inc.	45	4,364

Inphi Corp. *	23	3,664

MKS Instruments, Inc.	25	3,747

Onto Innovation, Inc. *	97	4,602

Rambus, Inc. *	111	1,943

Semtech Corp. *	38	2,704

SolarEdge Technologies, Inc. *	9	3,020

		34,087

Software — 5.6%

Anaplan, Inc. *	53	3,789

Avalara, Inc. *	7	1,175

Bill.Com Holdings, Inc. *	11	1,567

Blackline, Inc. *	31	4,115

CyberArk Software Ltd. *	17	2,801

Duck Creek Technologies, Inc. *	54	2,325

Elastic NV *	26	3,843

Envestnet, Inc. *	39	3,245

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Everbridge, Inc. * (a)	20	2,999

Jamf Holding Corp. *	12	363

JFrog Ltd. (Israel) * (a)	28	1,759

Medallia, Inc. * (a)	53	1,754

nCino, Inc. *	9	675

Ping Identity Holding Corp. *	49	1,410

Q2 Holdings, Inc. *	16	2,078

Smartsheet, Inc., Class A *	47	3,267

Upland Software, Inc. *	88	4,045

Vertex, Inc., Class A * (a)	53	1,857

		43,067

Specialty Retail — 3.0%

Floor & Decor Holdings, Inc., Class A *	29	2,703

Leslie’s, Inc. * (a)	36	997

Lithia Motors, Inc., Class A	25	7,304

National Vision Holdings, Inc. *	101	4,556

Sleep Number Corp. *	24	1,927

Urban Outfitters, Inc. *	106	2,710

Williams-Sonoma, Inc. (a)	28	2,882

		23,079

Technology Hardware, Storage & Peripherals — 0.2%

Corsair Gaming, Inc. * (a)	39	1,417

Textiles, Apparel & Luxury Goods — 2.5%

Carter’s, Inc.	59	5,527

Columbia Sportswear Co.	12	1,054

Kontoor Brands, Inc. (a)	102	4,143

Oxford Industries, Inc.	67	4,404

Steven Madden Ltd.	108	3,811

		18,939

Thrifts & Mortgage Finance — 3.0%

Flagstar Bancorp, Inc.	71	2,877

PennyMac Financial Services, Inc.	53	3,491

Premier Financial Corp.	251	5,783

Radian Group, Inc.	212	4,299

WSFS Financial Corp.	152	6,838

		23,288

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	92	7,194

GMS, Inc. *	79	2,397

Rush Enterprises, Inc., Class A	51	2,125

SiteOne Landscape Supply, Inc. *	23	3,611

Systemax, Inc.	46	1,637

		16,964

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Water Utilities — 0.8%

American States Water Co.	33	2,606

Middlesex Water Co.	48	3,445

		6,051

Total Common Stocks (Cost $553,160)		754,852

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	51	—	(c)

	SHARES (000)
Short-Term Investments — 7.3%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $16,092)	16,088	16,096

Investment of Cash Collateral from Securities Loaned — 5.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	30,005	30,008

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	10,145	10,145

Total Investment of Cash Collateral from Securities Loaned (Cost $40,154)		40,153

Total Short-Term Investments (Cost $56,246)		56,249

Total Investments — 106.0% (Cost $609,406)		811,101
Liabilities in Excess of Other Assets — (6.0)%		(46,116)

NET ASSETS — 100.0%		764,985

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $38,841,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 0.9%

AAR Corp.	37	1,326

Aerojet Rocketdyne Holdings, Inc. *	4	217

Astronics Corp. *	35	460

Ducommun, Inc. *	10	532

Moog, Inc., Class A	4	305

Park Aerospace Corp.	8	100

Triumph Group, Inc.	13	161

Vectrus, Inc. *	17	821

		3,922

Air Freight & Logistics — 0.6%

Atlas Air Worldwide Holdings, Inc. *	1	66

Echo Global Logistics, Inc. *	8	217

Hub Group, Inc., Class A *	36	2,052

		2,335

Airlines — 0.5%

Alaska Air Group, Inc.	11	567

Allegiant Travel Co.	7	1,343

		1,910

Auto Components — 1.5%

Adient plc *	51	1,777

American Axle & Manufacturing Holdings, Inc. *	102	854

Cooper Tire & Rubber Co.	32	1,296

Dana, Inc.	121	2,352

		6,279

Banks — 6.8%

Ameris Bancorp	12	470

Associated Banc-Corp.	19	322

Bancorp, Inc. (The) *	54	734

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	52	1,629

Bar Harbor Bankshares (a)	8	183

Business First Bancshares, Inc.	11	220

California BanCorp *	3	53

Capital Bancorp, Inc. *	4	57

Capstar Financial Holdings, Inc.	9	134

Cathay General Bancorp	9	291

CB Financial Services, Inc.	2	40

Community Trust Bancorp, Inc.	2	66

ConnectOne Bancorp, Inc.	87	1,722

Customers Bancorp, Inc. *	40	727

Enterprise Financial Services Corp.	2	65

Financial Institutions, Inc.	20	460

First BanCorp (Puerto Rico)	200	1,841

First Bank	5	47

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Business Financial Services, Inc.	5	96

First Choice Bancorp	2	33

First Community Bankshares, Inc.	4	83

First Horizon National Corp.	51	646

First Internet Bancorp	6	184

Great Southern Bancorp, Inc.	7	362

Hancock Whitney Corp.	27	915

Hanmi Financial Corp.	38	429

HBT Financial, Inc.	13	201

Hilltop Holdings, Inc.	31	845

Investar Holding Corp.	10	164

Investors Bancorp, Inc.	243	2,565

Meridian Corp.	3	67

Metropolitan Bank Holding Corp. *	4	152

Mid Penn Bancorp, Inc.	4	77

Northeast Bank	5	102

OceanFirst Financial Corp.	93	1,726

PacWest Bancorp	27	696

Peapack-Gladstone Financial Corp.	9	196

Popular, Inc. (Puerto Rico)	34	1,939

RBB Bancorp	5	83

Select Bancorp, Inc. *	41	387

Shore Bancshares, Inc.	7	100

Sierra Bancorp	3	78

Signature Bank	12	1,603

Sterling Bancorp	29	512

Synovus Financial Corp.	25	819

Umpqua Holdings Corp.	88	1,335

United Community Banks, Inc.	20	565

Wintrust Financial Corp.	9	548

Zions Bancorp NA	47	2,020

		28,589

Beverages — 0.1%

Coca-Cola Consolidated, Inc.	1	240

Biotechnology — 7.4%

Akebia Therapeutics, Inc. *	36	101

Alector, Inc. *	31	463

Allogene Therapeutics, Inc. * (a)	30	745

Amicus Therapeutics, Inc. *	62	1,422

AnaptysBio, Inc. *	52	1,128

Arrowhead Pharmaceuticals, Inc. *	32	2,486

Assembly Biosciences, Inc. *	28	169

Atara Biotherapeutics, Inc. *	6	109

Bluebird Bio, Inc. *	5	196

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Blueprint Medicines Corp. *	13	1,469

Bridgebio Pharma, Inc. * (a)	16	1,106

CareDx, Inc. *	18	1,275

Catalyst Pharmaceuticals, Inc. * (a)	129	431

Chinook Therapeutics, Inc. * (a)	39	626

Coherus Biosciences, Inc. * (a)	40	691

Concert Pharmaceuticals, Inc. * (a)	20	256

Dicerna Pharmaceuticals, Inc. *	46	1,011

Esperion Therapeutics, Inc. * (a)	15	396

FibroGen, Inc. *	13	488

Gritstone Oncology, Inc. *	9	34

Heron Therapeutics, Inc. * (a)	65	1,380

Homology Medicines, Inc. *	24	268

Insmed, Inc. *	28	929

Jounce Therapeutics, Inc. * (a)	25	175

Kronos Bio, Inc. * (a)	43	1,275

Kura Oncology, Inc. *	4	126

MeiraGTx Holdings plc * (a)	21	321

Mustang Bio, Inc. * (a)	371	1,405

Natera, Inc. *	14	1,433

Radius Health, Inc. *	3	58

REVOLUTION Medicines, Inc. *	10	376

Rhythm Pharmaceuticals, Inc. *	16	470

Sage Therapeutics, Inc. *	13	1,133

Sarepta Therapeutics, Inc. *	6	989

Spruce Biosciences, Inc. *	38	924

Sutro Biopharma, Inc. *	7	156

Syros Pharmaceuticals, Inc. * (a)	151	1,635

TCR2 Therapeutics, Inc. * (a)	15	459

Translate Bio, Inc. *	59	1,084

Viela Bio, Inc. * (a)	19	676

Vir Biotechnology, Inc. * (a)	21	549

Xencor, Inc. *	12	517

Y-mAbs Therapeutics, Inc. *	2	105

		31,045

Building Products — 1.1%

Advanced Drainage Systems, Inc.	5	410

Builders FirstSource, Inc. *	57	2,331

Cornerstone Building Brands, Inc. *	47	435

Gibraltar Industries, Inc. *	8	554

Quanex Building Products Corp.	22	492

UFP Industries, Inc.	6	340

		4,562

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	5	247

Blucora, Inc. *	76	1,209

Brightsphere Investment Group, Inc.	11	208

Cohen & Steers, Inc.	4	304

Cowen, Inc., Class A (a)	28	735

Federated Hermes, Inc.	56	1,607

Focus Financial Partners, Inc., Class A *	19	839

Piper Sandler Cos.	5	535

Stifel Financial Corp. (a)	32	1,610

Virtus Investment Partners, Inc.	4	966

		8,260

Chemicals — 1.9%

Avient Corp.	43	1,736

FutureFuel Corp.	20	258

Ingevity Corp. *	12	939

Koppers Holdings, Inc. *	46	1,421

Kraton Corp. *	5	130

Minerals Technologies, Inc.	8	509

Orion Engineered Carbons SA (Germany)	32	554

PQ Group Holdings, Inc.	18	262

Trinseo SA	16	802

Tronox Holdings plc, Class A	93	1,362

		7,973

Commercial Services & Supplies — 1.7%

ABM Industries, Inc.	54	2,032

ACCO Brands Corp. (a)	83	700

Brink’s Co. (The)	11	763

Herman Miller, Inc.	18	612

HNI Corp.	17	586

KAR Auction Services, Inc.	18	335

Knoll, Inc.	67	978

Quad/Graphics, Inc.	73	277

Steelcase, Inc., Class A	66	888

Team, Inc. *	15	162

		7,333

Communications Equipment — 0.4%

Ciena Corp. *	7	349

Extreme Networks, Inc. *	162	1,113

PCTEL, Inc. *	42	275

		1,737

Construction & Engineering — 2.8%

Argan, Inc.	62	2,745

Comfort Systems USA, Inc.	27	1,439

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

EMCOR Group, Inc.	17	1,593

Great Lakes Dredge & Dock Corp. *	87	1,142

MasTec, Inc. * (a)	32	2,184

Primoris Services Corp.	40	1,104

Sterling Construction Co., Inc. *	54	1,011

Tutor Perini Corp. *	36	470

		11,688

Construction Materials — 0.2%

Summit Materials, Inc., Class A *	10	207

US Concrete, Inc. *	20	803

		1,010

Consumer Finance — 1.0%

Enova International, Inc. *	13	325

Green Dot Corp., Class A *	24	1,317

Nelnet, Inc., Class A	14	983

Oportun Financial Corp. *	20	391

PROG Holdings Inc.	19	1,045

		4,061

Containers & Packaging — 0.3%

Myers Industries, Inc.	14	281

O-I Glass, Inc.	59	702

Pactiv Evergreen, Inc. *	11	203

		1,186

Distributors — 0.3%

Core-Mark Holding Co., Inc.	42	1,219

Diversified Consumer Services — 0.4%

American Public Education, Inc. *	9	268

Houghton Mifflin Harcourt Co. *	285	947

WW International, Inc. *	19	459

		1,674

Diversified Telecommunication Services — 1.3%

ATN International, Inc.	3	142

Cogent Communications Holdings, Inc.	32	1,892

IDT Corp., Class B *	138	1,711

Liberty Latin America Ltd., Class A (Chile) *	60	671

Liberty Latin America Ltd., Class C (Chile) * (a)	55	608

Ooma, Inc. *	34	493

		5,517

Electric Utilities — 0.8%

ALLETE, Inc. (a)	15	904

Genie Energy Ltd., Class B	8	56

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

IDACORP, Inc.	6	591

Portland General Electric Co.	25	1,087

Spark Energy, Inc., Class A (a)	95	910

		3,548

Electrical Equipment — 0.8%

Atkore International Group, Inc. *	61	2,492

Generac Holdings, Inc. *	4	819

Powell Industries, Inc.	6	171

		3,482

Electronic Equipment, Instruments & Components — 2.9%

Bel Fuse, Inc., Class B	39	580

Benchmark Electronics, Inc.	86	2,335

Fabrinet (Thailand) *	19	1,507

Itron, Inc. *	5	451

Kimball Electronics, Inc. *	7	111

Methode Electronics, Inc.	30	1,151

Sanmina Corp. *	91	2,913

ScanSource, Inc. *	44	1,148

Vishay Intertechnology, Inc.	47	968

Vishay Precision Group, Inc. *	32	1,020

		12,184

Energy Equipment & Services — 0.7%

Cactus, Inc., Class A	26	673

ChampionX Corp. * (a)	6	96

Helix Energy Solutions Group, Inc. *	18	77

National Energy Services Reunited Corp. *	25	244

NexTier Oilfield Solutions, Inc. *	68	233

Oil States International, Inc. *	46	230

Patterson-UTI Energy, Inc.	39	205

Select Energy Services, Inc., Class A *	129	530

Solaris Oilfield Infrastructure, Inc., Class A	55	450

		2,738

Entertainment — 0.7%

Cinemark Holdings, Inc. (a)	161	2,810

Equity Real Estate Investment Trusts (REITs) — 5.4%

Acadia Realty Trust	14	197

Agree Realty Corp. (a)	3	226

Alexander & Baldwin, Inc.	23	390

American Assets Trust, Inc.	7	199

American Finance Trust, Inc.	40	297

Armada Hoffler Properties, Inc.	77	862

Broadstone Net Lease, Inc., Class A	35	679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

BRT Apartments Corp. (a)	6	85

CareTrust REIT, Inc.	7	146

CatchMark Timber Trust, Inc., Class A	50	463

Centerspace	7	473

Chatham Lodging Trust	7	75

City Office REIT, Inc.	81	789

Columbia Property Trust, Inc.	18	254

Community Healthcare Trust, Inc.	2	80

CorePoint Lodging, Inc.	7	45

Cousins Properties, Inc.	20	683

DiamondRock Hospitality Co. *	51	419

Essential Properties Realty Trust, Inc.	24	509

First Industrial Realty Trust, Inc.	21	881

Four Corners Property Trust, Inc.	12	363

Getty Realty Corp.	4	113

Gladstone Commercial Corp.	44	785

Global Medical REIT, Inc.	5	64

Global Net Lease, Inc.	82	1,407

Healthcare Realty Trust, Inc.	32	941

Highwoods Properties, Inc.	3	121

Hudson Pacific Properties, Inc.	12	285

Innovative Industrial Properties, Inc. (a)	1	202

Kite Realty Group Trust	8	112

Monmouth Real Estate Investment Corp.	15	260

National Health Investors, Inc.	1	83

New Senior Investment Group, Inc.	81	419

Physicians Realty Trust	30	541

Piedmont Office Realty Trust, Inc., Class A	20	330

Plymouth Industrial REIT, Inc.	21	312

PotlatchDeltic Corp.	21	1,070

QTS Realty Trust, Inc., Class A (a)	7	446

Retail Properties of America, Inc., Class A	84	723

Retail Value, Inc.	12	184

Ryman Hospitality Properties, Inc.	2	156

Sabra Health Care REIT, Inc.	44	771

Service Properties Trust	12	139

SITE Centers Corp.	26	258

STAG Industrial, Inc.	51	1,610

Summit Hotel Properties, Inc.	14	123

Sunstone Hotel Investors, Inc.	110	1,252

Urban Edge Properties	29	375

Xenia Hotels & Resorts, Inc.	84	1,274

		22,471

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 0.9%

Andersons, Inc. (The)	4	86

BJ’s Wholesale Club Holdings, Inc. *	18	678

Performance Food Group Co. *	42	2,004

PriceSmart, Inc.	11	993

		3,761

Food Products — 0.3%

Bunge Ltd.	10	623

Sanderson Farms, Inc.	3	338

Seneca Foods Corp., Class A *	7	275

		1,236

Gas Utilities — 0.7%

Chesapeake Utilities Corp.	6	693

New Jersey Resources Corp.	13	465

Northwest Natural Holding Co.	7	340

Southwest Gas Holdings, Inc.	14	853

Spire, Inc.	11	698

		3,049

Health Care Equipment & Supplies — 3.2%

Accuray, Inc. * (a)	202	843

Alphatec Holdings, Inc. *	81	1,176

Apyx Medical Corp. *	90	647

Axogen, Inc. *	48	850

CONMED Corp.	1	143

Cutera, Inc. *	49	1,184

Inogen, Inc. *	26	1,162

Integer Holdings Corp. *	5	398

Invacare Corp.	92	826

Natus Medical, Inc. *	24	477

NuVasive, Inc. *	13	721

Orthofix Medical, Inc. *	51	2,205

Outset Medical, Inc. *	14	796

SI-BONE, Inc. *	39	1,151

Sientra, Inc. * (a)	56	219

Utah Medical Products, Inc.	5	388

		13,186

Health Care Providers & Services — 4.5%

AdaptHealth Corp. *	90	3,365

American Renal Associates Holdings, Inc. *	63	717

AMN Healthcare Services, Inc. *	19	1,311

Apollo Medical Holdings, Inc. * (a)	24	433

Cross Country Healthcare, Inc. *	97	860

Hanger, Inc. *	29	629

LHC Group, Inc. *	3	661

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Magellan Health, Inc. *	22	1,839

MEDNAX, Inc. *	12	302

National HealthCare Corp.	27	1,806

Owens & Minor, Inc.	68	1,840

Providence Service Corp. (The) *	6	790

Select Medical Holdings Corp. *	74	2,058

Surgery Partners, Inc. * (a)	39	1,140

Tivity Health, Inc. *	61	1,189

		18,940

Health Care Technology — 0.6%

NextGen Healthcare, Inc. * (a)	45	821

Omnicell, Inc. *	4	504

Schrodinger, Inc. *	16	1,251

		2,576

Hotels, Restaurants & Leisure — 2.5%

Bloomin’ Brands, Inc.	55	1,059

Boyd Gaming Corp. *	10	412

Brinker International, Inc.	27	1,505

Caesars Entertainment, Inc. * (a)	33	2,436

Dine Brands Global, Inc.	12	713

Marriott Vacations Worldwide Corp.	12	1,660

Penn National Gaming, Inc. * (a)	24	2,078

Scientific Games Corp. *	14	589

		10,452

Household Durables — 1.7%

Helen of Troy Ltd. *	4	863

Hooker Furniture Corp.	23	751

KB Home	25	840

Lifetime Brands, Inc.	60	915

Meritage Homes Corp. *	14	1,118

Taylor Morrison Home Corp. *	46	1,172

Tupperware Brands Corp. *	17	538

Universal Electronics, Inc. *	19	1,007

		7,204

Household Products — 0.3%

Central Garden & Pet Co., Class A *	36	1,321

Independent Power and Renewable Electricity Producers — 0.8%

Atlantic Power Corp. *	51	108

Clearway Energy, Inc.	51	1,492

Clearway Energy, Inc., Class C	45	1,443

Vistra Corp.	11	210

		3,253

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 0.9%

Ambac Financial Group, Inc. *	16	251

American Equity Investment Life Holding Co.	20	556

Argo Group International Holdings Ltd.	12	507

CNO Financial Group, Inc.	41	905

FedNat Holding Co.	10	60

Heritage Insurance Holdings, Inc. (a)	5	49

Horace Mann Educators Corp.	3	109

James River Group Holdings Ltd.	5	241

ProAssurance Corp.	16	283

ProSight Global, Inc. * (a)	22	286

Selective Insurance Group, Inc.	4	240

Stewart Information Services Corp.	4	203

United Insurance Holdings Corp. (a)	29	168

		3,858

Interactive Media & Services — 1.2%

Cars.com, Inc. *	51	573

Liberty TripAdvisor Holdings, Inc., Class A *	667	2,894

Yelp, Inc. *	43	1,418

		4,885

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (a)	19	713

Overstock.com, Inc. * (a)	8	364

		1,077

IT Services — 2.6%

Evo Payments, Inc., Class A *	41	1,105

KBR, Inc.	73	2,262

NIC, Inc.	29	739

Perspecta, Inc.	35	835

Science Applications International Corp.	15	1,429

StarTek, Inc. *	163	1,227

TTEC Holdings, Inc.	43	3,136

		10,733

Life Sciences Tools & Services — 1.2%

Adaptive Biotechnologies Corp. *	11	633

Berkeley Lights, Inc. * (a)	13	1,189

Personalis, Inc. *	57	2,101

Seer, Inc. *	21	1,170

		5,093

Machinery — 1.7%

Albany International Corp., Class A	2	162

Altra Industrial Motion Corp.	7	399

Barnes Group, Inc.	14	689

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

CIRCOR International, Inc. *	4	161

Columbus McKinnon Corp.	21	821

Gencor Industries, Inc. *	6	76

Manitowoc Co., Inc. (The) *	31	412

Meritor, Inc. *	30	842

Mueller Industries, Inc.	9	306

Park-Ohio Holdings Corp.	4	136

Terex Corp.	76	2,652

Welbilt, Inc. *	24	317

		6,973

Marine — 0.2%

Costamare, Inc. (Monaco)	100	825

Media — 1.3%

Cardlytics, Inc. * (a)	5	671

EW Scripps Co. (The), Class A	55	833

Fluent, Inc. *	79	418

Gray Television, Inc. *	43	762

Meredith Corp.	83	1,588

Sinclair Broadcast Group, Inc., Class A (a)	32	1,032

		5,304

Metals & Mining — 1.9%

Alcoa Corp. *	21	491

Allegheny Technologies, Inc. *	45	750

Arconic Corp. *	23	676

Carpenter Technology Corp.	8	218

Cleveland-Cliffs, Inc. (a)	79	1,143

Commercial Metals Co.	101	2,080

Kaiser Aluminum Corp.	4	435

SunCoke Energy, Inc.	140	608

Warrior Met Coal, Inc.	51	1,085

Worthington Industries, Inc.	6	298

		7,784

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Apollo Commercial Real Estate Finance, Inc. (a)	23	255

Ares Commercial Real Estate Corp.	20	232

Blackstone Mortgage Trust, Inc., Class A (a)	16	438

Colony Credit Real Estate, Inc.	12	92

Ellington Financial, Inc.	2	33

Granite Point Mortgage Trust, Inc.	9	93

Great Ajax Corp. (a)	3	30

KKR Real Estate Finance Trust, Inc.	5	93

Ladder Capital Corp.	84	823

New York Mortgage Trust, Inc.	11	40

INVESTMENTS	SHARES (000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — continued

PennyMac Mortgage Investment Trust	67	1,173

Redwood Trust, Inc. (a)	79	695

TPG RE Finance Trust, Inc. (a)	30	313

Two Harbors Investment Corp.	43	275

		4,585

Multiline Retail — 0.4%

Big Lots, Inc. (a)	16	695

Dillard’s, Inc., Class A (a)	6	385

Macy’s, Inc.	38	429

		1,509

Multi-Utilities — 0.1%

Black Hills Corp.	9	539

Oil, Gas & Consumable Fuels — 2.1%

Arch Resources, Inc. *	14	598

Berry Corp.	87	320

Bonanza Creek Energy, Inc. *	9	172

CNX Resources Corp. *	26	275

CVR Energy, Inc.	23	339

Dorian LPG Ltd. *	44	534

Falcon Minerals Corp.	86	272

Green Plains, Inc. * (a)	18	241

Magnolia Oil & Gas Corp., Class A * (a)	100	707

Matador Resources Co. *	50	603

Par Pacific Holdings, Inc. *	33	464

PDC Energy, Inc. *	41	842

Renewable Energy Group, Inc. *	46	3,229

REX American Resources Corp. *	2	144

Talos Energy, Inc. *	7	61

		8,801

Paper & Forest Products — 1.4%

Boise Cascade Co.	19	908

Domtar Corp.	21	668

Glatfelter Corp.	7	115

Louisiana-Pacific Corp.	35	1,282

Neenah, Inc.	7	382

Schweitzer-Mauduit International, Inc.	58	2,314

Verso Corp., Class A	33	392

		6,061

Personal Products — 0.5%

Edgewell Personal Care Co.	36	1,255

Medifast, Inc.	4	786

		2,041

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — 2.8%

Arvinas, Inc. * (a)	1	81

Cara Therapeutics, Inc. *	18	270

Endo International plc *	302	2,167

Horizon Therapeutics plc *	41	3,003

Intersect ENT, Inc. *	58	1,335

Lannett Co., Inc. * (a)	233	1,519

NGM Biopharmaceuticals, Inc. * (a)	41	1,236

Phibro Animal Health Corp., Class A	11	208

Revance Therapeutics, Inc. *	5	155

TherapeuticsMD, Inc. * (a)	104	125

VYNE Therapeutics, Inc. * (a)	55	87

WaVe Life Sciences Ltd. *	101	791

Zogenix, Inc. *	25	496

Zynerba Pharmaceuticals, Inc. * (a)	44	145

		11,618

Professional Services — 2.5%

Barrett Business Services, Inc.	29	1,953

CBIZ, Inc. *	21	569

Heidrick & Struggles International, Inc.	26	754

Insperity, Inc.	7	537

Kelly Services, Inc., Class A	32	653

Kforce, Inc.	18	770

Korn Ferry (a)	72	3,116

TriNet Group, Inc. *	17	1,402

TrueBlue, Inc. *	41	761

		10,515

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc. *	2	285

Realogy Holdings Corp. *	119	1,557

RMR Group, Inc. (The), Class A	4	147

		1,989

Road & Rail — 0.9%

ArcBest Corp.	88	3,756

Semiconductors & Semiconductor Equipment — 2.0%

Advanced Energy Industries, Inc. *	10	997

Alpha & Omega Semiconductor Ltd. *	53	1,246

Amkor Technology, Inc.	55	834

GSI Technology, Inc. *	51	377

Ichor Holdings Ltd. *	21	647

NVE Corp.	6	315

PDF Solutions, Inc. *	16	350

Photronics, Inc. *	130	1,455

Rambus, Inc. *	13	221

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

SMART Global Holdings, Inc. * (a)	34	1,291

Ultra Clean Holdings, Inc. *	25	770

		8,503

Software — 4.9%

ACI Worldwide, Inc. *	5	203

American Software, Inc., Class A	31	536

Appian Corp. * (a)	6	940

Asana, Inc., Class A * (a)	21	617

Avaya Holdings Corp. *	77	1,476

Cerence, Inc. * (a)	10	1,005

Cornerstone OnDemand, Inc. *	72	3,151

Digital Turbine, Inc. *	21	1,188

eGain Corp. *	158	1,865

Envestnet, Inc. *	6	461

j2 Global, Inc. * (a)	20	1,993

JFrog Ltd. (Israel) * (a)	7	408

MicroStrategy, Inc., Class A * (a)	9	3,361

Model N, Inc. * (a)	6	207

PubMatic, Inc., Class A * (a)	20	564

Rimini Street, Inc. *	70	309

Verint Systems, Inc. *	24	1,599

Zuora, Inc., Class A *	49	687

		20,570

Specialty Retail — 2.3%

Aaron’s Co., Inc. (The) *	10	183

Bed Bath & Beyond, Inc. (a)	21	369

Genesco, Inc. * (a)	20	593

Guess?, Inc.	54	1,228

Hibbett Sports, Inc. * (a)	31	1,445

MarineMax, Inc. *	18	645

ODP Corp. (The) *	32	935

Rent-A-Center, Inc.	62	2,381

Signet Jewelers Ltd. (a)	38	1,025

Zumiez, Inc. *	24	883

		9,687

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. *	80	852

Textiles, Apparel & Luxury Goods — 1.3%

Deckers Outdoor Corp. *	17	4,761

Movado Group, Inc. *	33	553

		5,314

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — 3.4%

ESSA Bancorp, Inc.	3	39

Essent Group Ltd.	41	1,754

Flagstar Bancorp, Inc.	51	2,063

FS Bancorp, Inc.	2	106

HomeStreet, Inc.	11	358

Kearny Financial Corp.	37	385

Luther Burbank Corp.	14	134

MGIC Investment Corp.	61	759

MMA Capital Holdings, Inc. *	2	47

Mr. Cooper Group, Inc. *	47	1,446

NMI Holdings, Inc., Class A *	13	301

OP Bancorp	15	118

PennyMac Financial Services, Inc.	15	1,006

Provident Bancorp, Inc.	29	347

Provident Financial Services, Inc.	88	1,582

Radian Group, Inc.	70	1,407

Standard AVB Financial Corp.	2	65

Walker & Dunlop, Inc.	25	2,331

		14,248

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	12	897

Beacon Roofing Supply, Inc. *	20	788

BMC Stock Holdings, Inc. *	19	1,014

GMS, Inc. *	46	1,402

NOW, Inc. *	86	616

Veritiv Corp. *	14	292

WESCO International, Inc. *	54	4,200

		9,209

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	2	29

Wireless Telecommunication Services — 0.1%

Spok Holdings, Inc.	54	601

Total Common Stocks (Cost $299,738)		409,710

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Contra Aduro Biotech I * ‡ (Cost $128)	43	—	(c)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 10.2%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $8,366)	8,362	8,366

Investment of Cash Collateral from Securities Loaned — 8.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	24,997	25,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	9,131	9,131

Total Investment of Cash Collateral from Securities Loaned (Cost $34,132)		34,131

Total Short-Term Investments (Cost $42,498)		42,497

Total Investments — 108.2% (Cost $342,364)		452,207
Liabilities in Excess of Other Assets — (8.2)%		(34,418)

NET ASSETS — 100.0%		417,789

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $32,792,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	18	03/2021	USD	1,780	(6)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%

Auto Components — 1.3%

LCI Industries	836	108,393

Automobiles — 0.7%

Thor Industries, Inc.	595	55,321

Banks — 8.9%

BankUnited, Inc.	2,554	88,821

Commerce Bancshares, Inc. (a)	1,246	81,876

Cullen/Frost Bankers, Inc.	758	66,155

First Financial Bancorp	2,778	48,702

First Hawaiian, Inc.	3,040	71,679

First Horizon National Corp.	7,983	101,867

Signature Bank	657	88,819

Western Alliance Bancorp	1,724	103,330

Wintrust Financial Corp.	1,437	87,777

		739,026

Beverages — 0.9%

Primo Water Corp.	4,865	76,280

Biotechnology — 0.5%

Certara, Inc. *	1,204	40,583

Building Products — 0.5%

Fortune Brands Home & Security, Inc.	436	37,392

Capital Markets — 5.7%

Assetmark Financial Holdings, Inc. *	1,440	34,858

Eaton Vance Corp.	467	31,735

Focus Financial Partners, Inc., Class A *	1,841	80,068

Lazard Ltd., Class A	2,451	103,669

Moelis & Co., Class A	1,844	86,220

Morningstar, Inc.	426	98,688

StepStone Group, Inc., Class A *	886	35,274

		470,512

Chemicals — 2.5%

GCP Applied Technologies, Inc. *	2,336	55,236

PQ Group Holdings, Inc.	2,946	42,008

Quaker Chemical Corp. (a)	428	108,433

		205,677

Commercial Services & Supplies — 5.4%

Brady Corp., Class A	1,502	79,354

Casella Waste Systems, Inc., Class A *	948	58,727

IAA, Inc. *	1,882	122,298

MSA Safety, Inc. (a)	846	126,403

Stericycle, Inc. * (a)	899	62,361

		449,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.6%

WillScot Mobile Mini Holdings Corp. *	5,702	132,117

Containers & Packaging — 3.7%

AptarGroup, Inc.	1,445	197,802

Crown Holdings, Inc. *	774	77,592

Pactiv Evergreen, Inc. *	1,782	32,324

		307,718

Distributors — 0.9%

Pool Corp.	198	73,673

Diversified Consumer Services — 1.0%

Bright Horizons Family Solutions, Inc. *	456	78,892

Electric Utilities — 0.9%

Portland General Electric Co.	1,751	74,880

Electronic Equipment, Instruments & Components — 2.1%

Badger Meter, Inc.	570	53,608

nLight, Inc. * (a)	2,119	69,170

Novanta, Inc. * (a)	465	55,017

		177,795

Equity Real Estate Investment Trusts (REITs) — 5.5%

American Campus Communities, Inc. (a)	1,216	52,002

CubeSmart	2,850	95,802

EastGroup Properties, Inc.	900	124,311

National Retail Properties, Inc.	2,186	89,460

Outfront Media, Inc.	3,003	58,739

Ryman Hospitality Properties, Inc.	570	38,611

		458,925

Food & Staples Retailing — 4.2%

BJ’s Wholesale Club Holdings, Inc. *	2,858	106,553

Casey’s General Stores, Inc.	415	74,119

Performance Food Group Co. *	3,479	165,645

		346,317

Health Care Equipment & Supplies — 2.8%

Cantel Medical Corp.	1,010	79,679

Envista Holdings Corp. * (a)	1,812	61,113

ICU Medical, Inc. *	426	91,356

		232,148

Health Care Providers & Services — 6.8%

Chemed Corp.	136	72,645

Covetrus, Inc. * (a)	2,244	64,488

Encompass Health Corp.	1,741	143,969

HealthEquity, Inc. *	1,246	86,835

Molina Healthcare, Inc. *	595	126,604

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Premier, Inc., Class A	1,822	63,938

Progyny, Inc. *	184	7,793

		566,272

Health Care Technology — 1.1%

HMS Holdings Corp. *	2,381	87,489

Hotels, Restaurants & Leisure — 1.9%

Monarch Casino & Resort, Inc. *	509	31,191

Planet Fitness, Inc., Class A *	730	56,664

Wendy’s Co. (The)	3,116	68,298

		156,153

Insurance — 2.9%

Kinsale Capital Group, Inc.	427	85,420

RLI Corp.	1,057	110,114

Selectquote, Inc. * (a)	1,998	41,464

		236,998

IT Services — 1.5%

WEX, Inc. *	611	124,375

Leisure Products — 2.2%

Acushnet Holdings Corp. (a)	1,610	65,272

Brunswick Corp.	1,569	119,595

		184,867

Life Sciences Tools & Services — 1.2%

Syneos Health, Inc. *	1,470	100,130

Machinery — 10.1%

Altra Industrial Motion Corp.	1,578	87,489

Douglas Dynamics, Inc.	996	42,593

Gates Industrial Corp. plc *	2,917	37,225

Lincoln Electric Holdings, Inc.	1,119	130,048

Nordson Corp.	197	39,488

RBC Bearings, Inc. *	734	131,358

Toro Co. (The)	2,150	203,933

Welbilt, Inc. *	3,451	45,557

Woodward, Inc.	948	115,194

		832,885

Multi-Utilities — 1.1%

NorthWestern Corp.	1,491	86,930

Pharmaceuticals — 0.9%

Catalent, Inc. *	704	73,312

Professional Services — 0.7%

CoreLogic, Inc.	792	61,268

Real Estate Management & Development — 0.9%

Cushman & Wakefield plc * (a)	4,825	71,547

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.8%

Knight-Swift Transportation Holdings, Inc.	1,751	73,247

Landstar System, Inc.	561	75,483

		148,730

Semiconductors & Semiconductor Equipment — 3.1%

Allegro MicroSystems, Inc. (Japan) * (a)	1,187	31,653

CMC Materials, Inc.	720	108,948

Power Integrations, Inc. (a)	1,421	116,329

		256,930

Software — 7.8%

Aspen Technology, Inc. *	614	80,019

Bentley Systems, Inc., Class B	490	19,862

Bill.Com Holdings, Inc. * (a)	349	47,611

Duck Creek Technologies, Inc. *	395	17,082

Envestnet, Inc. *	910	74,855

Guidewire Software, Inc. * (a)	659	84,778

Medallia, Inc. * (a)	1,721	57,186

nCino, Inc. * (a)	233	16,884

Q2 Holdings, Inc. *	1,136	143,686

RealPage, Inc. *	1,227	107,067

		649,030

Specialty Retail — 0.8%

Leslie’s, Inc. * (a)	1,004	27,858

National Vision Holdings, Inc. *	921	41,697

		69,555

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	673	63,328

Trading Companies & Distributors — 0.9%

Applied Industrial Technologies, Inc.	1,003	78,245

Total Common Stocks (Cost $4,894,560)		7,912,836

Exchange-Traded Funds — 0.8%

U.S. Equity — 0.8%

iShares Russell 2000 ETF (a) (Cost $48,510)	340	66,694

Short-Term Investments — 5.2%

Investment Companies — 3.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $297,388)	297,275	297,424

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	115,027	115,038

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	18,233	18,233

Total Investment of Cash Collateral from Securities Loaned (Cost $133,271)		133,271

Total Short-Term Investments (Cost $430,659)		430,695

Total Investments — 101.6% (Cost $5,373,729)		8,410,225
Liabilities in Excess of Other Assets — (1.6)%		(128,694)

NET ASSETS — 100.0%		8,281,531

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $130,194,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 98.3%

Auto Components — 0.9%

Fox Factory Holding Corp. *	561	59,352

Automobiles — 0.9%

Winnebago Industries, Inc.	1,009	60,480

Banks — 0.7%

First Financial Bankshares, Inc. (a)	1,219	44,115

Biotechnology — 19.4%

ACADIA Pharmaceuticals, Inc. *	493	26,342

ADC Therapeutics SA (Switzerland) * (a)	1,295	41,457

Alector, Inc. *	1,121	16,958

Allogene Therapeutics, Inc. * (a)	534	13,489

Amicus Therapeutics, Inc. *	3,210	74,111

Arrowhead Pharmaceuticals, Inc. *	907	69,587

Atara Biotherapeutics, Inc. *	2,295	45,043

Avrobio, Inc. * (a)	1,731	24,130

Biohaven Pharmaceutical Holding Co. Ltd. *	717	61,475

Blueprint Medicines Corp. *	624	69,958

Bridgebio Pharma, Inc. * (a)	773	54,971

Coherus Biosciences, Inc. * (a)	2,173	37,771

FibroGen, Inc. * (a)	874	32,427

G1 Therapeutics, Inc. * (a)	1,058	19,030

Generation Bio Co. * (a)	452	12,818

Global Blood Therapeutics, Inc. *	403	17,464

Halozyme Therapeutics, Inc. * (a)	2,312	98,755

Heron Therapeutics, Inc. * (a)	1,773	37,534

Homology Medicines, Inc. *	1,195	13,496

Intercept Pharmaceuticals, Inc. * (a)	410	10,115

Kronos Bio, Inc. * (a)	805	24,047

Mirati Therapeutics, Inc. *	175	38,420

Natera, Inc. *	1,100	109,459

Orchard Therapeutics plc, ADR (United Kingdom) *	1,471	6,356

REGENXBIO, Inc. *	806	36,574

Relay Therapeutics, Inc. * (a)	810	33,657

REVOLUTION Medicines, Inc. *	688	27,243

Rubius Therapeutics, Inc. * (a)	1,483	11,252

Sage Therapeutics, Inc. * (a)	541	46,790

Twist Bioscience Corp. *	677	95,631

Viela Bio, Inc. * (a)	688	24,764

		1,231,124

Building Products — 4.3%

Advanced Drainage Systems, Inc.	1,391	116,234

AZEK Co., Inc. (The) *	794	30,524

Simpson Manufacturing Co., Inc. (a)	674	63,031

Trex Co., Inc. * (a)	758	63,496

		273,285

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.7%

Evercore, Inc., Class A	594	65,159

Focus Financial Partners, Inc., Class A *	986	42,901

		108,060

Commercial Services & Supplies — 1.0%

MSA Safety, Inc. (a)	423	63,120

Communications Equipment — 0.6%

Ciena Corp. * (a)	676	35,738

Consumer Finance — 0.5%

PROG Holdings Inc.	653	35,184

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	216	37,309

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A * (a)	409	62,810

Electrical Equipment — 0.6%

Vertiv Holdings Co.	1,992	37,196

Electronic Equipment, Instruments & Components — 2.6%

Itron, Inc. * (a)	923	88,514

Littelfuse, Inc.	288	73,366

		161,880

Equity Real Estate Investment Trusts (REITs) — 0.9%

CubeSmart	781	26,256

Terreno Realty Corp.	581	33,988

		60,244

Food & Staples Retailing — 2.5%

BJ’s Wholesale Club Holdings, Inc. * (a)	1,050	39,143

Grocery Outlet Holding Corp. * (a)	1,215	47,702

Performance Food Group Co. *	1,502	71,502

		158,347

Food Products — 1.5%

Freshpet, Inc. *	661	93,879

Health Care Equipment & Supplies — 4.3%

iRhythm Technologies, Inc. *	384	91,109

Nevro Corp. *	453	78,363

Outset Medical, Inc. * (a)	467	26,525

Shockwave Medical, Inc. * (a)	732	75,932

		271,929

Health Care Providers & Services — 2.3%

Acadia Healthcare Co., Inc. *	926	46,549

Amedisys, Inc. *	256	75,050

Oak Street Health, Inc. * (a)	353	21,559

		143,158

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 1.3%

Accolade, Inc. * (a)	1,140	49,587

Evolent Health, Inc., Class A * (a)	2,003	32,107

		81,694

Hotels, Restaurants & Leisure — 3.1%

Boyd Gaming Corp. *	1,723	73,933

Planet Fitness, Inc., Class A * (a)	636	49,409

Texas Roadhouse, Inc.	975	76,209

		199,551

Household Durables — 1.8%

Helen of Troy Ltd. *	367	81,602

TRI Pointe Group, Inc. *	1,942	33,496

		115,098

Industrial Conglomerates — 1.1%

Carlisle Cos., Inc.	431	67,279

Insurance — 0.8%

Lemonade, Inc. * (a)	208	25,482

Selectquote, Inc. * (a)	1,318	27,355

		52,837

Interactive Media & Services — 0.5%

MediaAlpha, Inc., Class A *	808	31,574

Internet & Direct Marketing Retail — 1.0%

Farfetch Ltd., Class A (United Kingdom) * (a)	511	32,611

RealReal, Inc. (The) * (a)	1,562	30,525

		63,136

IT Services — 3.6%

Globant SA (Argentina) *	291	63,310

I3 Verticals, Inc., Class A * (a)	1,230	40,845

LiveRamp Holdings, Inc. *	522	38,177

ManTech International Corp., Class A	828	73,609

Repay Holdings Corp. *	384	10,460

		226,401

Life Sciences Tools & Services — 1.9%

Adaptive Biotechnologies Corp. *	255	15,101

Berkeley Lights, Inc. * (a)	359	32,122

Personalis, Inc. *	1,300	47,590

Seer, Inc. *	464	26,035

		120,848

Machinery — 3.3%

Graco, Inc.	829	59,993

ITT, Inc.	963	74,145

John Bean Technologies Corp.	670	76,239

		210,377

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 1.8%

Cardlytics, Inc. * (a)	315	45,018

New York Times Co. (The), Class A	1,326	68,645

		113,663

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	357	29,204

Pharmaceuticals — 1.7%

Arvinas, Inc. * (a)	770	65,383

Revance Therapeutics, Inc. *	1,608	45,581

		110,964

Professional Services — 0.5%

FTI Consulting, Inc. *	281	31,393

Road & Rail — 1.4%

Saia, Inc. *	488	88,239

Semiconductors & Semiconductor Equipment — 8.1%

Cree, Inc. *	590	62,495

Enphase Energy, Inc. *	528	92,617

Entegris, Inc.	928	89,137

Inphi Corp. *	467	74,870

MKS Instruments, Inc.	509	76,551

Semtech Corp. *	767	55,291

SolarEdge Technologies, Inc. *	193	61,578

		512,539

Software — 12.6%

Anaplan, Inc. *	1,080	77,565

Avalara, Inc. *	146	24,047

Bill.Com Holdings, Inc. *	233	31,872

Blackline, Inc. * (a)	630	84,062

CyberArk Software Ltd. *	355	57,334

Duck Creek Technologies, Inc. *	1,110	48,047

Elastic NV *	537	78,526

Envestnet, Inc. *	806	66,320

Everbridge, Inc. * (a)	411	61,328

Jamf Holding Corp. * (a)	252	7,550

JFrog Ltd. (Israel) * (a)	573	36,009

Medallia, Inc. * (a)	1,082	35,936

nCino, Inc. * (a)	192	13,918

Ping Identity Holding Corp. *	1,010	28,931

Q2 Holdings, Inc. *	338	42,731

Smartsheet, Inc., Class A *	964	66,776

Vertex, Inc., Class A * (a)	1,103	38,436

		799,388

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.8%

Floor & Decor Holdings, Inc., Class A *	596	55,374

Leslie’s, Inc. * (a)	740	20,544

Lithia Motors, Inc., Class A	246	71,904

National Vision Holdings, Inc. *	1,990	90,134

		237,956

Technology Hardware, Storage & Peripherals — 0.5%

Corsair Gaming, Inc. * (a)	800	28,978

Trading Companies & Distributors — 2.7%

Applied Industrial Technologies, Inc.	687	53,551

Rush Enterprises, Inc., Class A	1,050	43,491

SiteOne Landscape Supply, Inc. *	464	73,616

		170,658

Total Common Stocks (Cost $3,688,769)		6,228,987

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	927	—	(c)

	SHARES (000)
Short-Term Investments — 10.7%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (d) (e) (Cost $132,906)	132,849	132,915

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	468,165	468,212

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	75,663	75,663

Total Investment of Cash Collateral from Securities Loaned (Cost $543,882)		543,875

Total Short-Term Investments (Cost $676,788)		676,790

Total Investments — 109.0% (Cost $4,365,557)		6,905,777
Liabilities in Excess of Other Assets — (9.0)%		(572,789)

NET ASSETS — 100.0%		6,332,988

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $523,701,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 1.3%

AAR Corp.	129	4,687

Astronics Corp. *	230	3,041

Maxar Technologies, Inc. (a)	120	4,631

Moog, Inc., Class A	36	2,863

Triumph Group, Inc.	50	627

		15,849

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc. *	193	5,168

Hub Group, Inc., Class A *	7	382

		5,550

Airlines — 0.6%

Allegiant Travel Co.	21	4,050

Hawaiian Holdings, Inc. (a)	91	1,616

SkyWest, Inc.	48	1,943

		7,609

Auto Components — 1.5%

Adient plc *	135	4,684

American Axle & Manufacturing Holdings, Inc. *	53	440

Cooper Tire & Rubber Co.	52	2,122

Cooper-Standard Holdings, Inc. *	5	163

Dana, Inc.	131	2,551

Gentherm, Inc. *	76	4,937

Goodyear Tire & Rubber Co. (The)	271	2,953

		17,850

Banks — 15.7%

1st Source Corp.	65	2,603

American National Bankshares, Inc.	4	97

Atlantic Capital Bancshares, Inc. *	46	728

Atlantic Union Bankshares Corp.	5	168

BancFirst Corp.	75	4,420

BancorpSouth Bank	47	1,279

BankFinancial Corp.	17	150

Banner Corp.	25	1,174

Brookline Bancorp, Inc.	139	1,670

Bryn Mawr Bank Corp.	19	566

Cadence BanCorp	427	7,008

Cathay General Bancorp	349	11,225

Central Pacific Financial Corp.	268	5,097

Central Valley Community Bancorp	15	216

Century Bancorp, Inc., Class A (a)	2	170

CIT Group, Inc.	355	12,752

Citizens & Northern Corp.	8	163

City Holding Co. (a)	39	2,678

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Columbia Banking System, Inc.	135	4,846

Community Bank System, Inc.	76	4,704

Community Trust Bancorp, Inc.	73	2,707

Customers Bancorp, Inc. *	67	1,224

East West Bancorp, Inc.	7	367

Enterprise Financial Services Corp.	127	4,432

Equity Bancshares, Inc., Class A *	58	1,259

Farmers National Banc Corp.	66	877

Financial Institutions, Inc.	42	934

First Bancorp	18	616

First BanCorp (Puerto Rico)	725	6,684

First Citizens BancShares, Inc., Class A (a)	4	2,297

First Commonwealth Financial Corp. (a)	577	6,310

First Community Bankshares, Inc.	36	779

First Financial Corp.	12	478

First Hawaiian, Inc.	57	1,337

First Interstate BancSystem, Inc., Class A	40	1,645

First Merchants Corp.	99	3,696

First Midwest Bancorp, Inc. (a)	109	1,740

First Northwest Bancorp	13	207

Flushing Financial Corp.	88	1,458

Fulton Financial Corp. (a)	224	2,852

Glacier Bancorp, Inc. (a)	35	1,629

Great Southern Bancorp, Inc.	22	1,071

Great Western Bancorp, Inc. (a)	298	6,232

Hancock Whitney Corp.	103	3,494

Home BancShares, Inc.	230	4,484

HomeTrust Bancshares, Inc.	95	1,836

Hope Bancorp, Inc.	514	5,605

Independent Bank Corp.	33	606

Investors Bancorp, Inc.	582	6,150

Mercantile Bank Corp.	11	310

OFG Bancorp (Puerto Rico)	62	1,155

Old National Bancorp	293	4,845

Pacific Premier Bancorp, Inc.	61	1,899

Pinnacle Financial Partners, Inc. (a)	30	1,906

Preferred Bank	11	530

RBB Bancorp	23	352

Renasant Corp. (a)	9	293

S&T Bancorp, Inc.	14	340

Sandy Spring Bancorp, Inc.	94	3,019

Select Bancorp, Inc. *	129	1,221

Tompkins Financial Corp. (a)	14	953

TriState Capital Holdings, Inc. *	15	264

Trustmark Corp.	309	8,450

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Banks — continued

UMB Financial Corp.	134	9,210

Umpqua Holdings Corp.	353	5,347

United Bankshares, Inc. (a)	184	5,945

Valley National Bancorp	27	268

Washington Trust Bancorp, Inc.	23	1,012

Webster Financial Corp.	67	2,811

West BanCorp, Inc.	8	150

Westamerica BanCorp	98	5,441

Western Alliance Bancorp	20	1,205

		191,646

Biotechnology — 2.7%

89bio, Inc. *	80	1,960

Arcus Biosciences, Inc. *	162	4,212

Enanta Pharmaceuticals, Inc. * (a)	17	724

Epizyme, Inc. * (a)	116	1,254

Fate Therapeutics, Inc. *	85	7,729

Five Prime Therapeutics, Inc. *	79	1,342

Iovance Biotherapeutics, Inc. * (a)	117	5,424

Myriad Genetics, Inc. *	48	947

Novavax, Inc. * (a)	29	3,267

Protagonist Therapeutics, Inc. *	280	5,635

		32,494

Building Products — 1.1%

Builders FirstSource, Inc. *	231	9,423

Caesarstone Ltd.	36	465

Cornerstone Building Brands, Inc. *	84	775

Quanex Building Products Corp.	81	1,796

Resideo Technologies, Inc. *	19	406

		12,865

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	19	941

Blucora, Inc. *	81	1,284

Cowen, Inc., Class A (a)	133	3,444

Donnelley Financial Solutions, Inc. *	108	1,833

Federated Hermes, Inc.	70	2,014

Oppenheimer Holdings, Inc., Class A	9	273

Piper Sandler Cos. (a)	23	2,280

Stifel Financial Corp.	195	9,815

Virtus Investment Partners, Inc.	12	2,647

		24,531

Chemicals — 2.0%

AdvanSix, Inc. *	18	352

Avient Corp.	119	4,797

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FutureFuel Corp.	132	1,680

HB Fuller Co.	6	311

Koppers Holdings, Inc. *	123	3,833

Kraton Corp. *	32	895

Minerals Technologies, Inc.	73	4,560

PQ Group Holdings, Inc.	69	987

Trinseo SA	82	4,220

Tronox Holdings plc, Class A	180	2,627

		24,262

Commercial Services & Supplies — 3.1%

ABM Industries, Inc.	197	7,435

ACCO Brands Corp.	674	5,695

Cimpress plc (Ireland) * (a)	6	553

Deluxe Corp.	69	2,024

Ennis, Inc.	50	891

Heritage-Crystal Clean, Inc. *	45	944

Herman Miller, Inc.	175	5,905

HNI Corp.	39	1,351

IBEX Holdings Ltd. *	173	3,235

Pitney Bowes, Inc.	132	812

Quad/Graphics, Inc.	400	1,528

SP Plus Corp. *	62	1,779

Steelcase, Inc., Class A	346	4,688

Team, Inc. *	89	969

		37,809

Communications Equipment — 0.7%

ADTRAN, Inc.	198	2,917

Comtech Telecommunications Corp.	21	439

Infinera Corp. * (a)	438	4,590

		7,946

Construction & Engineering — 3.5%

Aegion Corp. *	87	1,656

Arcosa, Inc.	105	5,757

Argan, Inc.	127	5,628

EMCOR Group, Inc.	109	9,960

Fluor Corp.	81	1,297

MasTec, Inc. * (a)	113	7,697

MYR Group, Inc. *	28	1,707

Primoris Services Corp.	121	3,352

Tutor Perini Corp. *	419	5,426

		42,480

Construction Materials — 0.1%

Summit Materials, Inc., Class A *	87	1,755

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — 1.0%

Enova International, Inc. *	77	1,900

EZCORP, Inc., Class A *	159	761

Navient Corp.	364	3,572

Nelnet, Inc., Class A	54	3,868

PROG Holdings Inc.	28	1,492

Regional Management Corp.	20	588

		12,181

Containers & Packaging — 0.3%

Myers Industries, Inc.	22	451

O-I Glass, Inc.	238	2,836

Pactiv Evergreen, Inc. *	18	330

Ranpak Holdings Corp. *	7	100

		3,717

Distributors — 0.3%

Core-Mark Holding Co., Inc.	130	3,806

Diversified Consumer Services — 0.5%

American Public Education, Inc. * (a)	109	3,332

Houghton Mifflin Harcourt Co. * (a)	735	2,446

Laureate Education, Inc., Class A *	34	499

		6,277

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	19	235

Diversified Telecommunication Services — 0.5%

Consolidated Communications Holdings, Inc. * (a)	466	2,277

Liberty Latin America Ltd., Class A (Chile) *	116	1,287

Liberty Latin America Ltd., Class C (Chile) *	223	2,478

		6,042

Electric Utilities — 0.8%

ALLETE, Inc.	19	1,158

IDACORP, Inc.	9	903

Portland General Electric Co.	155	6,616

Spark Energy, Inc., Class A (a)	56	538

		9,215

Electrical Equipment — 0.5%

AZZ, Inc. (a)	40	1,888

Bloom Energy Corp., Class A * (a)	8	235

LSI Industries, Inc.	35	300

Powell Industries, Inc.	118	3,489

Thermon Group Holdings, Inc. *	32	494

		6,406

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.3%

Benchmark Electronics, Inc.	265	7,155

Sanmina Corp. *	55	1,741

ScanSource, Inc. *	214	5,635

Vishay Intertechnology, Inc.	57	1,174

		15,705

Energy Equipment & Services — 1.3%

Bristow Group, Inc. * (a)	17	439

ChampionX Corp. * (a)	130	1,984

Helix Energy Solutions Group, Inc. *	141	594

Matrix Service Co. * (a)	421	4,644

NexTier Oilfield Solutions, Inc. *	668	2,296

Oceaneering International, Inc. *	229	1,818

Oil States International, Inc. *	191	961

Patterson-UTI Energy, Inc.	310	1,632

ProPetro Holding Corp. *	81	602

Select Energy Services, Inc., Class A *	138	567

Solaris Oilfield Infrastructure, Inc., Class A	90	732

		16,269

Entertainment — 0.5%

Cinemark Holdings, Inc. (a)	285	4,967

Eros STX Global Corp. (United Arab Emirates) * (a)	904	1,644

		6,611

Equity Real Estate Investment Trusts (REITs) — 7.5%

Acadia Realty Trust	86	1,213

Agree Realty Corp.	26	1,738

Alexander & Baldwin, Inc.	119	2,047

American Assets Trust, Inc.	138	3,974

American Finance Trust, Inc.	233	1,734

Broadstone Net Lease, Inc., Class A (a)	125	2,438

CareTrust REIT, Inc.	29	637

Centerspace	5	374

Chatham Lodging Trust	50	541

City Office REIT, Inc.	142	1,390

Columbia Property Trust, Inc.	33	469

CoreCivic, Inc. (a)	47	308

CorePoint Lodging, Inc.	33	230

DiamondRock Hospitality Co. *	698	5,762

Diversified Healthcare Trust	108	445

Easterly Government Properties, Inc. (a)	76	1,721

Essential Properties Realty Trust, Inc.	57	1,213

First Industrial Realty Trust, Inc.	52	2,203

Franklin Street Properties Corp.	35	155

Getty Realty Corp.	103	2,827

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Gladstone Commercial Corp.	137	2,466

Global Net Lease, Inc.	37	633

Hersha Hospitality Trust	15	122

Highwoods Properties, Inc.	18	705

Innovative Industrial Properties, Inc. (a)	5	934

Kite Realty Group Trust	116	1,740

Lexington Realty Trust (a)	175	1,859

Mack-Cali Realty Corp. (a)	120	1,496

Monmouth Real Estate Investment Corp.	13	230

National Health Investors, Inc.	3	228

New Senior Investment Group, Inc.	552	2,861

NexPoint Residential Trust, Inc.	7	277

Pebblebrook Hotel Trust	63	1,194

Physicians Realty Trust	200	3,562

Piedmont Office Realty Trust, Inc., Class A (a)	159	2,585

PotlatchDeltic Corp.	108	5,382

PS Business Parks, Inc.	7	970

QTS Realty Trust, Inc., Class A (a)	3	155

Retail Opportunity Investments Corp.	195	2,608

Retail Properties of America, Inc., Class A (a)	219	1,873

RLJ Lodging Trust	109	1,537

Ryman Hospitality Properties, Inc.	7	495

Sabra Health Care REIT, Inc.	200	3,478

Saul Centers, Inc.	7	222

Service Properties Trust	184	2,116

SITE Centers Corp.	211	2,130

STAG Industrial, Inc.	107	3,354

Summit Hotel Properties, Inc.	43	387

Sunstone Hotel Investors, Inc.	798	9,043

UMH Properties, Inc.	17	256

Urban Edge Properties	107	1,388

Urstadt Biddle Properties, Inc., Class A	46	656

Xenia Hotels & Resorts, Inc.	233	3,539

		91,900

Food & Staples Retailing — 0.2%

Andersons, Inc. (The)	19	461

Rite Aid Corp. * (a)	35	554

SpartanNash Co. (a)	30	522

United Natural Foods, Inc. * (a)	67	1,067

		2,604

Food Products — 1.1%

B&G Foods, Inc. (a)	59	1,639

Darling Ingredients, Inc. *	162	9,338

Farmer Bros Co. *	89	414

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — continued

Fresh Del Monte Produce, Inc.	69	1,666

Seneca Foods Corp., Class A *	20	806

		13,863

Gas Utilities — 1.2%

New Jersey Resources Corp. (a)	47	1,653

Northwest Natural Holding Co.	19	856

ONE Gas, Inc.	60	4,576

Southwest Gas Holdings, Inc.	90	5,455

Spire, Inc.	30	1,940

		14,480

Health Care Equipment & Supplies — 0.3%

Invacare Corp.	155	1,388

LivaNova plc *	17	1,106

Varex Imaging Corp. * (a)	67	1,122

		3,616

Health Care Providers & Services — 1.4%

Cross Country Healthcare, Inc. *	226	2,007

Magellan Health, Inc. *	52	4,341

Patterson Cos., Inc. (a)	43	1,265

Tenet Healthcare Corp. *	158	6,293

Tivity Health, Inc. * (a)	158	3,103

		17,009

Health Care Technology — 0.7%

Allscripts Healthcare Solutions, Inc. *	545	7,862

Computer Programs and Systems, Inc. (a)	18	494

		8,356

Hotels, Restaurants & Leisure — 2.4%

BJ’s Restaurants, Inc.	85	3,272

Boyd Gaming Corp. * (a)	81	3,481

Brinker International, Inc. (a)	92	5,205

Caesars Entertainment, Inc. * (a)	98	7,241

Marriott Vacations Worldwide Corp.	38	5,214

Penn National Gaming, Inc. * (a)	51	4,422

		28,835

Household Durables — 1.9%

Hooker Furniture Corp.	48	1,554

KB Home	67	2,232

Lifetime Brands, Inc.	49	740

Meritage Homes Corp. *	37	3,081

Purple Innovation, Inc. *	147	4,826

Taylor Morrison Home Corp. *	27	693

TRI Pointe Group, Inc. *	494	8,528

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — continued

Tupperware Brands Corp. *	43	1,377

		23,031

Household Products — 0.5%

Central Garden & Pet Co., Class A *	108	3,931

Spectrum Brands Holdings, Inc.	25	1,990

		5,921

Independent Power and Renewable Electricity Producers — 1.0%

Atlantic Power Corp. *	1,234	2,591

Clearway Energy, Inc. (a)	154	4,554

Clearway Energy, Inc., Class C	154	4,901

		12,046

Insurance — 1.8%

Ambac Financial Group, Inc. *	78	1,198

American Equity Investment Life Holding Co.	125	3,460

Argo Group International Holdings Ltd.	49	2,159

CNO Financial Group, Inc.	395	8,770

FedNat Holding Co.	14	80

Heritage Insurance Holdings, Inc.	60	604

Horace Mann Educators Corp.	29	1,198

MBIA, Inc. *	96	630

ProAssurance Corp.	88	1,573

ProSight Global, Inc. *	27	340

Stewart Information Services Corp.	39	1,867

United Insurance Holdings Corp. (a)	68	388

		22,267

Interactive Media & Services — 0.7%

Cars.com, Inc. *	381	4,310

Yelp, Inc. *	113	3,705

		8,015

Internet & Direct Marketing Retail — 0.2%

Groupon, Inc. * (a)	59	2,253

IT Services — 0.8%

KBR, Inc.	142	4,386

Perspecta, Inc.	140	3,381

Sykes Enterprises, Inc. *	62	2,339

		10,106

Machinery — 3.6%

AGCO Corp.	57	5,866

Albany International Corp., Class A	5	396

Altra Industrial Motion Corp.	151	8,364

Astec Industries, Inc.	80	4,636

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Barnes Group, Inc.	60	3,021

CIRCOR International, Inc. *	18	688

Douglas Dynamics, Inc.	25	1,069

EnPro Industries, Inc.	28	2,130

Graham Corp.	15	231

LB Foster Co., Class A *	20	300

Manitowoc Co., Inc. (The) *	76	1,016

Meritor, Inc. *	71	1,968

Navistar International Corp. *	15	637

Rexnord Corp.	66	2,595

Terex Corp.	120	4,173

TriMas Corp. *	21	662

Wabash National Corp.	331	5,710

		43,462

Media — 1.4%

AMC Networks, Inc., Class A * (a)	130	4,661

comScore, Inc. *	701	1,745

Gannett Co., Inc. * (a)	551	1,850

Hemisphere Media Group, Inc. *	179	1,859

National CineMedia, Inc.	362	1,348

Sinclair Broadcast Group, Inc., Class A (a)	112	3,573

WideOpenWest, Inc. * (a)	240	2,559

		17,595

Metals & Mining — 2.9%

Alcoa Corp. *	166	3,817

Allegheny Technologies, Inc. *	234	3,916

Arconic Corp. *	119	3,537

Carpenter Technology Corp.	49	1,418

Century Aluminum Co. *	52	571

Cleveland-Cliffs, Inc. (a)	372	5,418

Commercial Metals Co.	230	4,718

Kaiser Aluminum Corp.	36	3,511

SunCoke Energy, Inc.	594	2,583

Warrior Met Coal, Inc. (a)	206	4,396

Worthington Industries, Inc.	36	1,833

		35,718

Mortgage Real Estate Investment Trusts (REITs) — 2.5%

Apollo Commercial Real Estate Finance, Inc. (a)	97	1,086

Ares Commercial Real Estate Corp.	128	1,527

ARMOUR Residential REIT, Inc.	31	337

Blackstone Mortgage Trust, Inc., Class A	239	6,569

Cherry Hill Mortgage Investment Corp.	17	156

Ellington Financial, Inc.	22	329

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mortgage Real Estate Investment Trusts (REITs) — continued

Granite Point Mortgage Trust, Inc.	121	1,208

Great Ajax Corp. (a)	20	210

Invesco Mortgage Capital, Inc. (a)	115	390

KKR Real Estate Finance Trust, Inc. (a)	127	2,276

Ladder Capital Corp.	371	3,627

New York Mortgage Trust, Inc. (a)	196	723

PennyMac Mortgage Investment Trust	168	2,952

Redwood Trust, Inc. (a)	284	2,493

TPG RE Finance Trust, Inc. (a)	176	1,870

Two Harbors Investment Corp. (a)	645	4,110

		29,863

Multiline Retail — 0.8%

Dillard’s, Inc., Class A (a)	75	4,735

Macy’s, Inc. (a)	476	5,355

		10,090

Multi-Utilities — 0.9%

Avista Corp.	80	3,223

Black Hills Corp.	96	5,911

Unitil Corp.	37	1,656

		10,790

Oil, Gas & Consumable Fuels — 2.9%

Arch Resources, Inc. *	69	3,003

Berry Corp.	606	2,231

Bonanza Creek Energy, Inc. *	26	508

CNX Resources Corp. *	112	1,214

CVR Energy, Inc.	131	1,956

Delek US Holdings, Inc.	140	2,247

Diamond S Shipping, Inc. *	102	680

Dorian LPG Ltd. *	138	1,685

Falcon Minerals Corp.	302	952

Green Plains, Inc. * (a)	176	2,317

International Seaways, Inc. (a)	48	782

Kosmos Energy Ltd. (Ghana)	203	476

Magnolia Oil & Gas Corp., Class A * (a)	303	2,142

Ovintiv, Inc.	192	2,760

PDC Energy, Inc. *	172	3,523

Range Resources Corp. *	157	1,054

Renewable Energy Group, Inc. *	55	3,881

REX American Resources Corp. *	30	2,219

Southwestern Energy Co. * (a)	235	701

Talos Energy, Inc. *	55	456

W&T Offshore, Inc. * (a)	329	714

		35,501

INVESTMENTS	SHARES (000)	VALUE ($000)

Paper & Forest Products — 1.4%

Boise Cascade Co.	59	2,806

Domtar Corp.	150	4,754

Glatfelter Corp. (a)	57	927

Louisiana-Pacific Corp.	31	1,156

Neenah, Inc.	30	1,643

Schweitzer-Mauduit International, Inc.	103	4,138

Verso Corp., Class A	156	1,877

		17,301

Personal Products — 0.6%

BellRing Brands, Inc., Class A *	214	5,205

Edgewell Personal Care Co.	52	1,808

		7,013

Pharmaceuticals — 1.0%

Endo International plc *	802	5,758

Intra-Cellular Therapies, Inc. *	65	2,067

Lannett Co., Inc. * (a)	648	4,225

		12,050

Professional Services — 2.1%

Barrett Business Services, Inc.	58	3,965

GP Strategies Corp. *	155	1,835

Heidrick & Struggles International, Inc.	83	2,436

Huron Consulting Group, Inc. *	75	4,409

Insperity, Inc.	6	521

Kelly Services, Inc., Class A	262	5,383

TrueBlue, Inc. *	358	6,685

		25,234

Real Estate Management & Development — 0.3%

Realogy Holdings Corp. *	242	3,170

Road & Rail — 0.6%

ArcBest Corp.	164	6,976

Covenant Logistics Group, Inc., Class A *	26	381

		7,357

Semiconductors & Semiconductor Equipment — 1.7%

Amkor Technology, Inc.	248	3,740

Cohu, Inc.	105	4,024

Maxeon Solar Technologies Ltd. * (a)	45	1,266

NeoPhotonics Corp. *	322	2,927

SMART Global Holdings, Inc. * (a)	56	2,092

SunPower Corp. * (a)	120	3,069

Veeco Instruments, Inc. *	213	3,701

		20,819

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 1.1%

ACI Worldwide, Inc. *	67	2,579

Asure Software, Inc. *	189	1,345

MicroStrategy, Inc., Class A * (a)	14	5,284

SecureWorks Corp., Class A * (a)	50	716

Synchronoss Technologies, Inc. * (a)	739	3,472

		13,396

Specialty Retail — 3.8%

Aaron’s Co., Inc. (The) *	14	263

Abercrombie & Fitch Co., Class A (a)	372	7,582

Bed Bath & Beyond, Inc. (a)	191	3,397

Caleres, Inc.	185	2,890

Children’s Place, Inc. (The) * (a)	27	1,338

Genesco, Inc. * (a)	96	2,901

Group 1 Automotive, Inc. (a)	33	4,341

Haverty Furniture Cos., Inc. (a)	80	2,205

Lithia Motors, Inc., Class A	14	4,097

Murphy USA, Inc.	10	1,361

ODP Corp. (The) *	168	4,922

Signet Jewelers Ltd. (a)	90	2,452

Sleep Number Corp. *	30	2,431

Sonic Automotive, Inc., Class A	78	3,020

Zumiez, Inc. *	82	3,031

		46,231

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. *	166	1,767

Textiles, Apparel & Luxury Goods — 0.7%

Fossil Group, Inc. * (a)	57	497

G-III Apparel Group Ltd. * (a)	202	4,798

Movado Group, Inc. *	16	266

Wolverine World Wide, Inc. (a)	102	3,190

		8,751

Thrifts & Mortgage Finance — 3.8%

Axos Financial, Inc. *	136	5,089

ESSA Bancorp, Inc.	12	177

Essent Group Ltd.	119	5,119

Kearny Financial Corp. (a)	179	1,892

Luther Burbank Corp.	59	574

Meridian Bancorp, Inc.	185	2,763

MGIC Investment Corp.	303	3,803

Mr. Cooper Group, Inc. *	30	925

NMI Holdings, Inc., Class A *	53	1,203

Northfield Bancorp, Inc. (a)	372	4,589

PennyMac Financial Services, Inc.	63	4,160

INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued

Premier Financial Corp.	50	1,155

Radian Group, Inc.	371	7,511

Washington Federal, Inc.	207	5,333

Western New England Bancorp, Inc.	39	267

WSFS Financial Corp. (a)	50	2,259

		46,819

Trading Companies & Distributors — 2.1%

Applied Industrial Technologies, Inc.	54	4,188

BMC Stock Holdings, Inc. *	83	4,455

DXP Enterprises, Inc. *	69	1,529

Foundation Building Materials, Inc. *	71	1,366

GMS, Inc. *	72	2,204

H&E Equipment Services, Inc.	21	626

MRC Global, Inc. *	337	2,235

NOW, Inc. * (a)	783	5,623

Titan Machinery, Inc. *	61	1,187

Veritiv Corp. *	72	1,497

WESCO International, Inc. *	14	1,095

		26,005

Wireless Telecommunication Services — 0.1%

Gogo, Inc. * (a)	91	873

Total Common Stocks (Cost $926,256)		1,193,217

Short-Term Investments — 10.1%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $30,390)	30,379	30,395

Investment of Cash Collateral from Securities Loaned — 7.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	75,304	75,312

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	17,211	17,211

Total Investment of Cash Collateral from Securities Loaned (Cost $92,526)		92,523

Total Short-Term Investments (Cost $122,916)		122,918

Total Investments — 108.0% (Cost $1,049,172)		1,316,135
Liabilities in Excess of Other Assets — (8.0)%		(97,023)

NET ASSETS — 100.0%		1,219,112

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $89,318,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	240	03/2021	USD	23,735	40

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Automobiles — 0.9%

Thor Industries, Inc.	38	3,558

Banks — 7.8%

Commerce Bancshares, Inc.	56	3,666

Cullen/Frost Bankers, Inc.	46	4,026

First Hawaiian, Inc.	115	2,710

First Horizon National Corp.	371	4,729

ServisFirst Bancshares, Inc.	78	3,139

Signature Bank	33	4,444

SVB Financial Group *	12	4,827

Western Alliance Bancorp	66	3,944

		31,485

Biotechnology — 0.5%

Certara, Inc. * (a)	58	1,952

Building Products — 2.1%

Fortune Brands Home & Security, Inc.	46	3,960

Lennox International, Inc.	17	4,603

		8,563

Capital Markets — 6.7%

FactSet Research Systems, Inc.	11	3,712

Focus Financial Partners, Inc., Class A *	74	3,228

Lazard Ltd., Class A	111	4,706

LPL Financial Holdings, Inc.	46	4,784

Moelis & Co., Class A	65	3,037

Morningstar, Inc.	21	4,780

StepStone Group, Inc., Class A *	69	2,740

		26,987

Chemicals — 0.8%

Axalta Coating Systems Ltd. *	113	3,229

Commercial Services & Supplies — 4.9%

IAA, Inc. *	77	4,989

MSA Safety, Inc.	31	4,673

Stericycle, Inc. *	44	3,078

Waste Connections, Inc.	70	7,185

		19,925

Construction & Engineering — 1.1%

WillScot Mobile Mini Holdings Corp. *	186	4,315

Containers & Packaging — 3.3%

AptarGroup, Inc.	51	6,938

Crown Holdings, Inc. *	48	4,836

Pactiv Evergreen, Inc. *	82	1,480

		13,254

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 3.3%

LKQ Corp. *	118	4,158

Pool Corp.	24	9,091

		13,249

Diversified Consumer Services — 1.4%

Bright Horizons Family Solutions, Inc. *	33	5,708

Electric Utilities — 0.6%

Portland General Electric Co.	58	2,463

Electrical Equipment — 1.2%

Generac Holdings, Inc. *	21	4,755

Electronic Equipment, Instruments & Components — 1.0%

Cognex Corp.	51	4,075

Equity Real Estate Investment Trusts (REITs) — 5.6%

American Campus Communities, Inc.	65	2,779

CubeSmart	111	3,741

EastGroup Properties, Inc.	33	4,584

Mid-America Apartment Communities, Inc.	37	4,748

National Retail Properties, Inc.	107	4,378

Outfront Media, Inc.	127	2,487

		22,717

Food & Staples Retailing — 3.7%

BJ’s Wholesale Club Holdings, Inc. *	130	4,861

Casey’s General Stores, Inc.	20	3,514

Performance Food Group Co. *	133	6,337

		14,712

Food Products — 1.2%

Lamb Weston Holdings, Inc.	60	4,689

Gas Utilities — 1.1%

Atmos Energy Corp.	45	4,276

Health Care Equipment & Supplies — 4.6%

ICU Medical, Inc. *	17	3,549

IDEXX Laboratories, Inc. *	10	4,959

STERIS plc	21	3,968

West Pharmaceutical Services, Inc.	21	5,957

		18,433

Health Care Providers & Services — 5.7%

Centene Corp. *	57	3,424

Chemed Corp.	8	4,329

Encompass Health Corp.	71	5,834

Molina Healthcare, Inc. *	35	7,341

Premier, Inc., Class A	64	2,241

		23,169

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.4%

Planet Fitness, Inc., Class A *	34	2,649

Vail Resorts, Inc.	13	3,703

Wendy’s Co. (The)	147	3,219

		9,571

Household Products — 0.9%

Reynolds Consumer Products, Inc.	116	3,496

Insurance — 2.1%

Kinsale Capital Group, Inc.	18	3,513

RLI Corp.	49	5,141

		8,654

Internet & Direct Marketing Retail — 0.8%

Chewy, Inc., Class A * (a)	36	3,221

IT Services — 3.6%

Black Knight, Inc. *	40	3,541

Broadridge Financial Solutions, Inc.	35	5,329

WEX, Inc. *	28	5,732

		14,602

Leisure Products — 1.3%

Brunswick Corp.	71	5,435

Life Sciences Tools & Services — 1.2%

Syneos Health, Inc. *	69	4,689

Machinery — 9.4%

Douglas Dynamics, Inc.	50	2,137

IDEX Corp.	25	4,912

Lincoln Electric Holdings, Inc.	46	5,329

Nordson Corp.	19	3,797

RBC Bearings, Inc. *	27	4,753

Snap-on, Inc.	18	3,090

Toro Co. (The)	97	9,194

Woodward, Inc.	39	4,764

		37,976

Multi-Utilities — 0.7%

NorthWestern Corp.	45	2,650

Pharmaceuticals — 1.7%

Catalent, Inc. *	64	6,692

Professional Services — 1.7%

CoreLogic, Inc.	30	2,318

TransUnion	48	4,718

		7,036

Real Estate Management & Development — 0.7%

Cushman & Wakefield plc *	192	2,850

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.7%

Knight-Swift Transportation Holdings, Inc.	86	3,577

Landstar System, Inc.	26	3,459

		7,036

Semiconductors & Semiconductor Equipment — 2.0%

CMC Materials, Inc.	31	4,636

Monolithic Power Systems, Inc.	10	3,516

		8,152

Software — 9.2%

Aspen Technology, Inc. *	36	4,669

Envestnet, Inc. *	33	2,728

Guidewire Software, Inc. *	34	4,435

PTC, Inc. *	27	3,206

Q2 Holdings, Inc. *	45	5,670

RealPage, Inc. *	41	3,579

SS&C Technologies Holdings, Inc.	111	8,064

Tyler Technologies, Inc. *	11	4,719

		37,070

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	28	2,642

Total Common Stocks (Cost $335,179)		393,286

Short-Term Investments — 3.3%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (b) (c) (Cost $10,089)	10,084	10,088

Investment of Cash Collateral from Securities Loaned — 0.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	1,100	1,100

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	2,033	2,033

Total Investment of Cash Collateral from Securities Loaned (Cost $3,133)		3,133

Total Short-Term Investments (Cost $13,222)		13,221

Total Investments — 100.9% (Cost $348,401)		406,507
Liabilities in Excess of Other Assets — (0.9)%		(3,462)

NET ASSETS — 100.0%		403,045

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	47

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $2,971,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.2%

AAR Corp.	106	3,847

AeroVironment, Inc. *	16	1,408

Astronics Corp. *	164	2,174

Maxar Technologies, Inc.	80	3,083

Moog, Inc., Class A	14	1,098

Triumph Group, Inc.	33	412

		12,022

Air Freight & Logistics — 0.4%

Echo Global Logistics, Inc. *	81	2,171

Hub Group, Inc., Class A *	30	1,733

		3,904

Airlines — 0.3%

Allegiant Travel Co.	15	2,782

Auto Components — 0.9%

Adient plc *	28	984

Cooper Tire & Rubber Co.	22	903

Dana, Inc.	117	2,278

Gentherm, Inc. *	75	4,892

		9,057

Banks — 7.4%

1st Source Corp.	24	947

Atlantic Union Bankshares Corp.	19	624

BancFirst Corp. (a)	72	4,238

BancorpSouth Bank	97	2,662

BankFinancial Corp.	5	43

Banner Corp.	75	3,498

Brookline Bancorp, Inc.	96	1,158

Cadence BanCorp	315	5,176

Cathay General Bancorp	128	4,123

Central Pacific Financial Corp.	118	2,236

CIT Group, Inc.	70	2,513

Columbia Banking System, Inc.	123	4,418

CVB Financial Corp. (a)	157	3,052

Enterprise Financial Services Corp.	22	776

Equity Bancshares, Inc., Class A *	45	963

First Commonwealth Financial Corp.	158	1,731

First Community Bankshares, Inc.	11	227

First Hawaiian, Inc.	54	1,274

First Horizon National Corp.	65	825

First Merchants Corp.	79	2,967

Flushing Financial Corp.	32	535

Great Western Bancorp, Inc. (a)	124	2,598

HarborOne Bancorp, Inc.	42	457

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

HomeTrust Bancshares, Inc.	54	1,045

Hope Bancorp, Inc.	165	1,798

Independent Bank Corp.	45	835

Investors Bancorp, Inc.	106	1,123

Old National Bancorp	272	4,501

People’s United Financial, Inc.	53	681

Pinnacle Financial Partners, Inc.	32	2,054

Trustmark Corp.	137	3,745

UMB Financial Corp.	23	1,616

United Bankshares, Inc.	30	957

Webster Financial Corp.	69	2,925

Westamerica BanCorp	45	2,484

Western Alliance Bancorp	33	1,972

		72,777

Biotechnology — 8.3%

ACADIA Pharmaceuticals, Inc. *	73	3,924

Akebia Therapeutics, Inc. * (a)	1,064	2,978

Alector, Inc. *	19	285

Amicus Therapeutics, Inc. *	153	3,527

Arena Pharmaceuticals, Inc. *	46	3,563

Atara Biotherapeutics, Inc. *	118	2,315

Athenex, Inc. * (a)	115	1,270

Biohaven Pharmaceutical Holding Co. Ltd. *	47	4,063

Black Diamond Therapeutics, Inc. * (a)	43	1,375

Bluebird Bio, Inc. *	8	348

Bridgebio Pharma, Inc. * (a)	38	2,695

Clovis Oncology, Inc. * (a)	151	723

CytomX Therapeutics, Inc. *	52	340

Dicerna Pharmaceuticals, Inc. *	97	2,133

Eagle Pharmaceuticals, Inc. *	29	1,328

Eiger BioPharmaceuticals, Inc. *	124	1,518

Emergent BioSolutions, Inc. *	9	798

Esperion Therapeutics, Inc. * (a)	16	421

Flexion Therapeutics, Inc. * (a)	162	1,872

Global Blood Therapeutics, Inc. *	39	1,693

Gritstone Oncology, Inc. * (a)	21	82

Harpoon Therapeutics, Inc. *	70	1,154

Homology Medicines, Inc. * (a)	32	359

Intercept Pharmaceuticals, Inc. * (a)	66	1,635

Kronos Bio, Inc. * (a)	103	3,068

La Jolla Pharmaceutical Co. *	46	177

Ligand Pharmaceuticals, Inc. * (a)	16	1,601

LogicBio Therapeutics, Inc. *	209	1,598

Mersana Therapeutics, Inc. *	130	3,447

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Metacrine, Inc. *	44	346

Myriad Genetics, Inc. *	91	1,797

Protagonist Therapeutics, Inc. * (a)	121	2,435

Puma Biotechnology, Inc. * (a)	163	1,671

REGENXBIO, Inc. *	51	2,323

REVOLUTION Medicines, Inc. *	22	859

Sarepta Therapeutics, Inc. *	14	2,395

Seres Therapeutics, Inc. * (a)	105	2,573

Solid Biosciences, Inc. *	49	368

Sutro Biopharma, Inc. *	19	411

TCR2 Therapeutics, Inc. * (a)	39	1,211

TG Therapeutics, Inc. *	93	4,854

UroGen Pharma Ltd. * (a)	66	1,186

Vanda Pharmaceuticals, Inc. *	289	3,792

Viela Bio, Inc. * (a)	46	1,640

Voyager Therapeutics, Inc. * (a)	83	591

Xencor, Inc. * (a)	59	2,576

Y-mAbs Therapeutics, Inc. *	5	267

		81,585

Building Products — 1.1%

Advanced Drainage Systems, Inc.	11	886

Builders FirstSource, Inc. *	174	7,105

Cornerstone Building Brands, Inc. *	109	1,010

Quanex Building Products Corp.	54	1,202

UFP Industries, Inc.	16	872

		11,075

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	12	604

Blucora, Inc. *	192	3,056

Brightsphere Investment Group, Inc.	27	511

Cohen & Steers, Inc.	10	758

Cowen, Inc., Class A (a)	67	1,751

Donnelley Financial Solutions, Inc. *	52	888

Federated Hermes, Inc.	37	1,055

Focus Financial Partners, Inc., Class A *	55	2,384

Houlihan Lokey, Inc.	28	1,851

Piper Sandler Cos.	11	1,150

Stifel Financial Corp.	75	3,796

Virtus Investment Partners, Inc.	10	2,213

		20,017

Chemicals — 1.9%

Avient Corp.	97	3,908

FutureFuel Corp.	119	1,506

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Ingevity Corp. *	29	2,219

Koppers Holdings, Inc. *	76	2,365

Kraton Corp. *	12	328

Minerals Technologies, Inc.	43	2,645

PQ Group Holdings, Inc.	46	656

Trinseo SA	49	2,531

Tronox Holdings plc, Class A	186	2,719

		18,877

Commercial Services & Supplies — 2.4%

ABM Industries, Inc. (a)	81	3,077

ACCO Brands Corp.	279	2,353

Brink’s Co. (The)	19	1,361

Clean Harbors, Inc. *	26	1,964

Deluxe Corp.	47	1,365

Ennis, Inc.	132	2,361

Heritage-Crystal Clean, Inc. *	28	594

Herman Miller, Inc.	110	3,728

HNI Corp.	90	3,099

Quad/Graphics, Inc.	181	690

SP Plus Corp. *	41	1,182

Steelcase, Inc., Class A	94	1,270

Team, Inc. *	55	597

		23,641

Communications Equipment — 0.5%

ADTRAN, Inc.	61	896

Extreme Networks, Inc. *	479	3,302

PCTEL, Inc. *	56	367

		4,565

Construction & Engineering — 3.0%

Arcosa, Inc.	55	3,010

Argan, Inc.	109	4,863

Comfort Systems USA, Inc.	49	2,585

EMCOR Group, Inc.	82	7,536

MasTec, Inc. * (a)	90	6,157

MYR Group, Inc. *	33	1,973

Primoris Services Corp.	37	1,024

Tutor Perini Corp. *	165	2,143

		29,291

Construction Materials — 0.1%

Summit Materials, Inc., Class A *	25	504

US Concrete, Inc. *	12	476

		980

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — 0.9%

Credit Acceptance Corp. * (a)	4	1,514

EZCORP, Inc., Class A *	50	241

FirstCash, Inc.	24	1,690

Green Dot Corp., Class A *	20	1,130

Navient Corp.	290	2,843

Nelnet, Inc., Class A	6	406

Regional Management Corp.	22	651

		8,475

Containers & Packaging — 0.4%

Graphic Packaging Holding Co.	52	872

Myers Industries, Inc.	48	992

O-I Glass, Inc.	141	1,679

Pactiv Evergreen, Inc. *	19	345

		3,888

Distributors—0.5%

Core-Mark Holding Co., Inc.	156	4,571

Diversified Consumer Services — 0.6%

American Public Education, Inc. *	116	3,545

Houghton Mifflin Harcourt Co. *	652	2,173

		5,718

Diversified Telecommunication Services — 0.4%

Consolidated Communications Holdings, Inc. *	559	2,736

ORBCOMM, Inc. *	174	1,288

		4,024

Electric Utilities — 0.8%

ALLETE, Inc.	22	1,344

IDACORP, Inc.	7	682

PNM Resources, Inc.	34	1,631

Portland General Electric Co.	74	3,157

Spark Energy, Inc., Class A (a)	119	1,142

		7,956

Electrical Equipment — 0.7%

AZZ, Inc.	21	982

Bloom Energy Corp., Class A * (a)	5	135

LSI Industries, Inc.	37	316

Powell Industries, Inc.	63	1,870

Sunrun, Inc. *	46	3,219

Thermon Group Holdings, Inc. *	43	675

		7,197

Electronic Equipment, Instruments & Components — 2.4%

Bel Fuse, Inc., Class B	248	3,724

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Benchmark Electronics, Inc.	156	4,203

Fabrinet (Thailand) *	43	3,342

Insight Enterprises, Inc. *	10	761

Kimball Electronics, Inc. *	31	501

OSI Systems, Inc. *	26	2,403

Sanmina Corp. *	54	1,735

ScanSource, Inc. *	203	5,363

TTM Technologies, Inc. *	145	1,996

		24,028

Energy Equipment & Services — 0.8%

ChampionX Corp. *	35	537

Helix Energy Solutions Group, Inc. * (a)	158	663

Matrix Service Co. *	273	3,010

NexTier Oilfield Solutions, Inc. *	569	1,958

Oceaneering International, Inc. *	29	232

Oil States International, Inc. *	112	562

Patterson-UTI Energy, Inc.	177	930

Select Energy Services, Inc., Class A *	61	251

		8,143

Entertainment — 1.1%

Cinemark Holdings, Inc. (a)	640	11,138

Eros STX Global Corp. (United Arab Emirates) * (a)	55	100

		11,238

Equity Real Estate Investment Trusts (REITs) — 4.7%

Acadia Realty Trust	31	446

Agree Realty Corp.	11	726

Alexander & Baldwin, Inc.	26	439

American Assets Trust, Inc.	122	3,514

American Finance Trust, Inc.	104	774

Americold Realty Trust	49	1,836

Broadstone Net Lease, Inc., Class A (a)	80	1,565

CareTrust REIT, Inc.	16	348

Chatham Lodging Trust	16	177

City Office REIT, Inc.	42	412

Columbia Property Trust, Inc.	45	648

CoreSite Realty Corp.	7	886

DiamondRock Hospitality Co. *	327	2,701

Easterly Government Properties, Inc.	27	605

Equity LifeStyle Properties, Inc.	14	893

Essential Properties Realty Trust, Inc.	62	1,310

First Industrial Realty Trust, Inc.	50	2,098

Four Corners Property Trust, Inc.	30	896

Getty Realty Corp.	40	1,107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	51

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Gladstone Commercial Corp.	27	489

Global Net Lease, Inc.	13	221

Hersha Hospitality Trust	10	80

Highwoods Properties, Inc.	17	666

Innovative Industrial Properties, Inc. (a)	2	403

Kite Realty Group Trust	18	266

Lexington Realty Trust (a)	24	251

National Health Investors, Inc.	3	180

New Senior Investment Group, Inc.	204	1,056

Pebblebrook Hotel Trust	25	463

Physicians Realty Trust	101	1,796

Piedmont Office Realty Trust, Inc., Class A (a)	74	1,199

Plymouth Industrial REIT, Inc.	21	312

PotlatchDeltic Corp.	58	2,916

QTS Realty Trust, Inc., Class A (a)	30	1,881

Retail Opportunity Investments Corp.	47	632

Retail Properties of America, Inc., Class A	85	729

RLJ Lodging Trust	16	229

Ryman Hospitality Properties, Inc.	20	1,382

Sabra Health Care REIT, Inc. (a)	82	1,419

Saul Centers, Inc.	22	694

Service Properties Trust	64	731

SITE Centers Corp.	61	621

STAG Industrial, Inc.	35	1,090

Summit Hotel Properties, Inc.	33	301

Sunstone Hotel Investors, Inc.	302	3,416

Xenia Hotels & Resorts, Inc.	96	1,465

		46,269

Food & Staples Retailing — 0.0% (b)

Andersons, Inc. (The) (a)	8	206

SpartanNash Co. (a)	9	158

		364

Food Products — 1.6%

B&G Foods, Inc. (a)	60	1,656

Darling Ingredients, Inc. *	151	8,737

Farmer Bros Co. *	71	331

Fresh Del Monte Produce, Inc.	41	984

John B Sanfilippo & Son, Inc.	25	1,987

Seneca Foods Corp., Class A *	41	1,650

		15,345

Gas Utilities — 0.6%

New Jersey Resources Corp.	26	921

Northwest Natural Holding Co.	29	1,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — continued

ONE Gas, Inc.	33	2,541

Southwest Gas Holdings, Inc.	23	1,385

		6,185

Health Care Equipment & Supplies — 3.3%

Accuray, Inc. * (a)	578	2,410

AngioDynamics, Inc. * (a)	134	2,057

Cutera, Inc. *	74	1,786

Integer Holdings Corp. *	62	5,030

LivaNova plc *	43	2,814

Natus Medical, Inc. *	114	2,293

NuVasive, Inc. *	103	5,812

Orthofix Medical, Inc. *	43	1,861

Outset Medical, Inc. *	14	790

SeaSpine Holdings Corp. *	163	2,843

Sientra, Inc. * (a)	169	658

Varex Imaging Corp. * (a)	158	2,639

Zynex, Inc. *	148	1,988

		32,981

Health Care Providers & Services — 4.0%

AdaptHealth Corp. *	221	8,301

American Renal Associates Holdings, Inc. *	5	57

Brookdale Senior Living, Inc. *	1,124	4,981

Cross Country Healthcare, Inc. *	454	4,023

HealthEquity, Inc. *	30	2,064

Magellan Health, Inc. *	43	3,562

MEDNAX, Inc. *	60	1,465

Owens & Minor, Inc.	95	2,556

Patterson Cos., Inc.	102	3,017

Providence Service Corp. (The) *	3	430

Tenet Healthcare Corp. *	103	4,112

Tivity Health, Inc. * (a)	168	3,281

Triple-S Management Corp., Class B (Puerto Rico) * (a)	65	1,396

		39,245

Health Care Technology — 1.2%

Allscripts Healthcare Solutions, Inc. *	476	6,877

Computer Programs and Systems, Inc. (a)	36	964

Evolent Health, Inc., Class A * (a)	251	4,019

		11,860

Hotels, Restaurants & Leisure — 2.5%

BJ’s Restaurants, Inc.	56	2,148

Bloomin’ Brands, Inc.	236	4,576

Boyd Gaming Corp. *	63	2,718

Brinker International, Inc.	60	3,418

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Caesars Entertainment, Inc. * (a)	79	5,830

Marriott Vacations Worldwide Corp.	33	4,528

Penn National Gaming, Inc. *	20	1,710

		24,928

Household Durables — 1.9%

Hamilton Beach Brands Holding Co., Class A	12	212

Hooker Furniture Corp.	27	877

KB Home	158	5,291

Meritage Homes Corp. *	13	1,035

Purple Innovation, Inc. *	55	1,822

TRI Pointe Group, Inc. *	531	9,168

		18,405

Household Products — 0.1%

Central Garden & Pet Co., Class A *	30	1,079

Independent Power and Renewable Electricity Producers — 0.5%

Atlantic Power Corp. *	1,593	3,344

Clearway Energy, Inc.	42	1,243

Clearway Energy, Inc., Class C	11	342

		4,929

Insurance — 1.1%

Ambac Financial Group, Inc. *	19	288

American Equity Investment Life Holding Co.	34	933

Argo Group International Holdings Ltd.	25	1,110

CNO Financial Group, Inc.	181	4,030

First American Financial Corp.	15	789

Heritage Insurance Holdings, Inc. (a)	11	112

Horace Mann Educators Corp.	6	261

MBIA, Inc. *	27	175

Primerica, Inc.	11	1,466

ProAssurance Corp.	36	642

ProSight Global, Inc. *	20	262

Stewart Information Services Corp.	11	513

		10,581

Interactive Media & Services — 0.4%

Yelp, Inc. *	130	4,250

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (a)	11	434

Stamps.com, Inc. *	14	2,766

		3,200

IT Services — 2.7%

CACI International, Inc., Class A *	12	3,029

CSG Systems International, Inc.	13	573

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Euronet Worldwide, Inc. *	5	688

Evo Payments, Inc., Class A *	120	3,247

KBR, Inc.	36	1,107

NIC, Inc.	36	934

Perficient, Inc. *	124	5,887

Perspecta, Inc.	258	6,208

Sykes Enterprises, Inc. *	71	2,678

Verra Mobility Corp. *	136	1,821

		26,172

Life Sciences Tools & Services — 1.1%

Adaptive Biotechnologies Corp. *	27	1,585

Berkeley Lights, Inc. * (a)	30	2,655

Medpace Holdings, Inc. *	18	2,516

Personalis, Inc. *	30	1,113

Seer, Inc. * (a)	51	2,841

		10,710

Machinery — 3.0%

Albany International Corp., Class A	6	426

Altra Industrial Motion Corp.	85	4,711

Astec Industries, Inc.	68	3,942

Barnes Group, Inc.	29	1,480

Douglas Dynamics, Inc.	61	2,611

EnPro Industries, Inc.	29	2,152

Kadant, Inc.	17	2,337

LB Foster Co., Class A *	10	155

Manitowoc Co., Inc. (The) *	76	1,013

Meritor, Inc. *	78	2,174

Rexnord Corp.	11	450

Wabash National Corp.	409	7,053

Welbilt, Inc. * (a)	81	1,073

		29,577

Media — 1.9%

AMC Networks, Inc., Class A * (a)	118	4,207

comScore, Inc. *	253	631

Hemisphere Media Group, Inc. *	174	1,802

iHeartMedia, Inc., Class A * (a)	191	2,484

National CineMedia, Inc.	406	1,511

Sinclair Broadcast Group, Inc., Class A (a)	176	5,614

WideOpenWest, Inc. * (a)	199	2,122

		18,371

Metals & Mining — 1.7%

Alcoa Corp. *	51	1,176

Allegheny Technologies, Inc. *	107	1,788

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	53

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — continued

Arconic Corp. *	56	1,675

Carpenter Technology Corp.	18	524

Century Aluminum Co. *	19	213

Cleveland-Cliffs, Inc. (a)	194	2,825

Commercial Metals Co.	112	2,302

Kaiser Aluminum Corp.	10	1,009

SunCoke Energy, Inc.	331	1,438

Warrior Met Coal, Inc.	123	2,616

Worthington Industries, Inc.	14	712

		16,278

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

Ares Commercial Real Estate Corp.	54	637

Blackstone Mortgage Trust, Inc., Class A	127	3,507

Ellington Financial, Inc.	6	86

Granite Point Mortgage Trust, Inc.	67	667

Great Ajax Corp. (a)	8	82

Invesco Mortgage Capital, Inc. (a)	27	92

KKR Real Estate Finance Trust, Inc.	59	1,059

Ladder Capital Corp.	190	1,855

New York Mortgage Trust, Inc. (a)	26	95

PennyMac Mortgage Investment Trust	98	1,715

Redwood Trust, Inc. (a)	133	1,166

TPG RE Finance Trust, Inc. (a)	65	686

Two Harbors Investment Corp. (a)	94	602

		12,249

Multiline Retail — 0.6%

Dillard’s, Inc., Class A (a)	42	2,661

Macy’s, Inc. (a)	268	3,011

		5,672

Multi-Utilities — 0.2%

Black Hills Corp.	31	1,923

Oil, Gas & Consumable Fuels — 1.4%

Arch Resources, Inc. * (a)	30	1,320

Berry Corp.	84	311

Bonanza Creek Energy, Inc. *	7	139

CNX Resources Corp. *	60	647

CVR Energy, Inc.	8	126

Delek US Holdings, Inc.	50	799

Diamond S Shipping, Inc. *	41	270

Dorian LPG Ltd. *	2	27

Green Plains, Inc. * (a)	46	600

Magnolia Oil & Gas Corp., Class A * (a)	217	1,533

Ovintiv, Inc.	74	1,067

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

PDC Energy, Inc. *	94	1,922

Range Resources Corp. *	57	380

Renewable Energy Group, Inc. * (a)	41	2,891

REX American Resources Corp. *	22	1,644

W&T Offshore, Inc. * (a)	256	555

		14,231

Paper & Forest Products — 1.0%

Boise Cascade Co.	47	2,249

Domtar Corp.	50	1,571

Glatfelter Corp.	28	454

Louisiana-Pacific Corp. (a)	82	3,052

Neenah, Inc.	17	962

Verso Corp., Class A (a)	111	1,337

		9,625

Personal Products — 1.1%

BellRing Brands, Inc., Class A *	226	5,484

Herbalife Nutrition Ltd. *	31	1,503

Medifast, Inc.	12	2,396

USANA Health Sciences, Inc. * (a)	13	1,029

		10,412

Pharmaceuticals — 2.3%

Amneal Pharmaceuticals, Inc. *	383	1,750

Arvinas, Inc. * (a)	2	138

Endo International plc *	846	6,077

Horizon Therapeutics plc *	56	4,100

Lannett Co., Inc. * (a)	448	2,919

Lyra Therapeutics, Inc. *	154	1,751

Marinus Pharmaceuticals, Inc. * (a)	130	1,587

Reata Pharmaceuticals, Inc., Class A * (a)	25	3,105

VYNE Therapeutics, Inc. * (a)	39	61

WaVe Life Sciences Ltd. *	208	1,639

		23,127

Professional Services — 2.2%

Barrett Business Services, Inc.	44	2,988

GP Strategies Corp. *	54	641

Heidrick & Struggles International, Inc.	10	306

Huron Consulting Group, Inc. *	83	4,897

Insperity, Inc.	14	1,107

Kelly Services, Inc., Class A	106	2,178

Kforce, Inc.	62	2,614

Korn Ferry	43	1,853

TrueBlue, Inc. *	260	4,855

		21,439

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Real Estate Management & Development — 0.1%

Realogy Holdings Corp. * (a)	83	1,085

Road & Rail — 0.6%

ArcBest Corp.	123	5,258

Schneider National, Inc., Class B	23	472

		5,730

Semiconductors & Semiconductor Equipment — 2.5%

Amkor Technology, Inc.	241	3,628

Cirrus Logic, Inc. *	21	1,706

Cohu, Inc.	46	1,768

MACOM Technology Solutions Holdings, Inc. *	20	1,079

Maxeon Solar Technologies Ltd. * (a)	32	912

NeoPhotonics Corp. *	367	3,338

Rambus, Inc. *	257	4,481

SMART Global Holdings, Inc. * (a)	49	1,855

SunPower Corp. * (a)	169	4,323

Veeco Instruments, Inc. *	118	2,049

		25,139

Software — 5.6%

ACI Worldwide, Inc. *	98	3,767

Asana, Inc., Class A * (a)	49	1,442

Asure Software, Inc. *	160	1,139

Avaya Holdings Corp. * (a)	377	7,210

CommVault Systems, Inc. *	74	4,072

Cornerstone OnDemand, Inc. *	136	6,003

Digital Turbine, Inc. *	33	1,850

eGain Corp. *	402	4,749

Envestnet, Inc. *	5	387

JFrog Ltd. (Israel) * (a)	15	955

McAfee Corp., Class A	176	2,944

MicroStrategy, Inc., Class A * (a)	6	2,156

Proofpoint, Inc. *	10	1,391

PubMatic, Inc., Class A * (a)	49	1,383

Qualys, Inc. *	33	4,006

Secure Works Corp., Class A * (a)	111	1,583

SVMK, Inc. *	37	948

Synchronoss Technologies, Inc. * (a)	834	3,921

Telenav, Inc. *	73	345

Workiva, Inc. *	43	3,912

Xperi Holding Corp.	35	734

		54,897

Specialty Retail — 3.6%

Abercrombie & Fitch Co., Class A (a)	224	4,567

Bed Bath & Beyond, Inc. (a)	94	1,662

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Children’s Place, Inc. (The) * (a)	21	1,057

Group 1 Automotive, Inc. (a)	11	1,469

Guess?, Inc.	94	2,115

Haverty Furniture Cos., Inc. (a)	38	1,049

Hibbett Sports, Inc. * (a)	30	1,368

Lithia Motors, Inc., Class A	4	1,229

MarineMax, Inc. *	22	771

Murphy USA, Inc.	30	3,864

ODP Corp. (The) *	135	3,970

Rent-A-Center, Inc.	31	1,179

Sleep Number Corp. *	62	5,100

Sonic Automotive, Inc., Class A	57	2,214

Winmark Corp. (a)	5	947

Zumiez, Inc. *	82	3,000

		35,561

Technology Hardware, Storage & Peripherals — 0.3%

Avid Technology, Inc. *	128	2,030

Diebold Nixdorf, Inc. *	86	917

		2,947

Textiles, Apparel & Luxury Goods — 1.0%

Deckers Outdoor Corp. *	16	4,653

Fossil Group, Inc. * (a)	43	374

G-III Apparel Group Ltd. * (a)	224	5,306

		10,333

Thrifts & Mortgage Finance — 2.5%

Axos Financial, Inc. *	65	2,447

Essent Group Ltd.	87	3,763

Meridian Bancorp, Inc.	232	3,459

MGIC Investment Corp.	173	2,177

NMI Holdings, Inc., Class A *	23	528

Northfield Bancorp, Inc.	219	2,696

PennyMac Financial Services, Inc.	48	3,117

Premier Financial Corp.	17	393

Radian Group, Inc.	159	3,215

Washington Federal, Inc.	129	3,326

		25,121

Trading Companies & Distributors — 1.2%

Applied Industrial Technologies, Inc.	41	3,190

BMC Stock Holdings, Inc. *	47	2,496

DXP Enterprises, Inc. *	52	1,155

MRC Global, Inc. *	189	1,254

NOW, Inc. * (a)	497	3,565

Veritiv Corp. *	32	667

		12,327

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	55

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Water Utilities — 0.4%

American States Water Co.	46	3,669

Wireless Telecommunication Services — 0.3%

Gogo, Inc. * (a)	278	2,672

Total Common Stocks (Cost $722,195)		974,699

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $—)	187	165

	SHARES (000)
Short-Term Investments — 11.3%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (c) (d) (Cost $16,351)	16,342	16,350

Investment of Cash Collateral from Securities Loaned — 9.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	77,106	77,114

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	18,046	18,046

Total Investment of Cash Collateral from Securities Loaned (Cost $95,161)		95,160

Total Short-Term Investments (Cost $111,512)		111,510

Total Investments — 110.1% (Cost $833,707)		1,086,374
Liabilities in Excess of Other Assets — (10.1)%		(99,480)

NET ASSETS — 100.0%		986,894

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $91,006,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$754,852		$409,710		$7,979,530
Investments in affiliates, at value	16,096		8,366		297,424
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	40,153		34,131		133,271
Cash	2		3		28
Deposits at broker for futures contracts	—		330		—
Receivables:
Due from custodian	—		301		—
Investment securities sold	—		638		7,798
Fund shares sold	1,749		379		4,014
Dividends from non-affiliates	365		399		6,077
Dividends from affiliates	—	(a)	—	(a)	1
Securities lending income (See Note 2.B.)	29		12		38

Total Assets	813,246		454,269		8,428,181

LIABILITIES:
Payables:
Investment securities purchased	6,578		1,519		1,742
Collateral received on securities loaned (See Note 2.B.)	40,153		34,131		133,271
Fund shares redeemed	863		449		4,900
Variation margin on futures contracts	—		1		—
Accrued liabilities:
Investment advisory fees	382		215		4,456
Administration fees	37		19		518
Distribution fees	51		4		231
Service fees	92		15		1,098
Custodian and accounting fees	11		6		35
Trustees’ and Chief Compliance Officer’s fees	2		1		1
Other	92		120		398

Total Liabilities	48,261		36,480		146,650

Net Assets	$764,985		$417,789		$8,281,531

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$562,564	$325,314	$4,977,405
Total distributable earnings (loss)	202,421	92,475	3,304,126

Total Net Assets	$764,985	$417,789	$8,281,531

Net Assets:
Class A	$203,932	$5,472	$813,718
Class C	9,059	1,943	91,257
Class I	249,101	18,599	4,172,745
Class R2	—	275	6,844
Class R3	—	4,476	4,586
Class R4	—	2,441	662
Class R5	—	166,447	1,176,000
Class R6	302,893	218,136	2,015,719

Total	$764,985	$417,789	$8,281,531

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,051	95	13,903
Class C	568	34	2,229
Class I	8,110	320	60,423
Class R2	—	5	120
Class R3	—	77	79
Class R4	—	42	9
Class R5	—	2,854	16,978
Class R6	9,831	3,747	29,114

Net Asset Value (a):
Class A — Redemption price per share	$25.33	$57.83	$58.53
Class C — Offering price per share (b)	15.96	57.01	40.94
Class I — Offering and redemption price per share	30.72	58.12	69.06
Class R2 — Offering and redemption price per share	—	57.78	57.18
Class R3 — Offering and redemption price per share	—	58.01	58.06
Class R4 — Offering and redemption price per share	—	58.15	68.96
Class R5 — Offering and redemption price per share	—	58.31	69.26
Class R6 — Offering and redemption price per share	30.81	58.21	69.24
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.73	$61.03	$61.77

Cost of investments in non-affiliates	$553,160	$299,866	$4,943,070
Cost of investments in affiliates	16,092	8,366	297,388
Investment securities on loan, at value (See Note 2.B.)	38,841	32,792	130,194
Cost of investment of cash collateral (See Note 2.B.)	40,154	34,132	133,271

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$6,228,987		$1,193,217		$393,286		$974,864
Investments in affiliates, at value	132,915		30,395		10,088		16,350
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	543,875		92,523		3,133		95,160
Cash	42		4		1		9
Deposits at broker for futures contracts	—		1,930		—		428
Receivables:
Investment securities sold	—		530		218		1,717
Fund shares sold	13,580		750		207		624
Dividends from non-affiliates	594		1,701		308		848
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	596		103		2		80
Variation margin on futures contracts	—		10		—		—

Total Assets	6,920,589		1,321,163		407,243		1,090,080

LIABILITIES:
Payables:
Investment securities purchased	1,152		109		—		1,215
Collateral received on securities loaned (See Note 2.B.)	543,875		92,523		3,133		95,160
Fund shares redeemed	37,942		8,405		686		5,983
Variation margin on futures contracts	—		—		—		3
Accrued liabilities:
Investment advisory fees	3,355		669		170		508
Administration fees	378		77		15		64
Distribution fees	231		52		50		58
Service fees	434		75		65		108
Custodian and accounting fees	16		12		8		13
Trustees’ and Chief Compliance Officer’s fees	2		1		—	(a)	1
Other	216		128		71		73

Total Liabilities	587,601		102,051		4,198		103,186

Net Assets	$6,332,988		$1,219,112		$403,045		$986,894

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$3,688,748	$986,824	$279,925	$697,073
Total distributable earnings (loss)	2,644,240	232,288	123,120	289,821

Total Net Assets	$6,332,988	$1,219,112	$403,045	$986,894

Net Assets:
Class A	$789,104	$149,740	$161,637	$110,142
Class C	91,249	6,775	24,185	20,126
Class I	776,605	155,222	142,443	175,121
Class L	1,125,433	—	—	299,043
Class R2	31,657	31,493	—	38,245
Class R3	7,576	13,538	2,246	29,609
Class R4	4,157	18,325	582	10,348
Class R5	39,325	38,055	—	8,218
Class R6	3,467,882	805,964	71,952	296,042

Total	$6,332,988	$1,219,112	$403,045	$986,894

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	30,779	5,989	8,625	5,548
Class C	5,525	346	1,673	1,080
Class I	26,564	5,769	7,046	8,587
Class L	37,013	—	—	14,688
Class R2	1,299	1,276	—	1,976
Class R3	296	542	120	1,503
Class R4	161	681	29	511
Class R5	1,292	1,413	—	405
Class R6	112,510	29,890	3,559	14,537

Net Asset Value (a):
Class A — Redemption price per share	$25.64	$25.00	$18.74	$19.85
Class C — Offering price per share (b)	16.52	19.60	14.45	18.64
Class I — Offering and redemption price per share	29.24	26.91	20.22	20.39
Class L — Offering and redemption price per share	30.41	—	—	20.36
Class R2 — Offering and redemption price per share	24.36	24.68	—	19.35
Class R3 — Offering and redemption price per share	25.57	24.95	18.71	19.70
Class R4 — Offering and redemption price per share	25.82	26.90	20.13	20.26
Class R5 — Offering and redemption price per share	30.44	26.93	—	20.31
Class R6 — Offering and redemption price per share	30.82	26.96	20.21	20.37
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.06	$26.39	$19.78	$20.95

Cost of investments in non-affiliates	$3,688,769	$926,256	$335,179	$722,195
Cost of investments in affiliates	132,906	30,390	10,089	16,351
Investment securities on loan, at value (See Note 2.B.)	523,701	89,318	2,971	91,006
Cost of investment of cash collateral (See Note 2.B.)	543,882	92,526	3,133	95,161

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,265	$2,928	$54,284
Dividend income from affiliates	14	6	274
Income from securities lending (net) (See Note 2.B.)	159	115	388

Total investment income	3,438	3,049	54,946

EXPENSES:
Investment advisory fees	1,872	1,175	23,696
Administration fees	216	136	2,734
Distribution fees:
Class A	194	6	904
Class C	83	7	315
Class R2	—	1	17
Class R3	—	5	5
Service fees:
Class A	194	6	904
Class C	28	2	105
Class I	234	18	4,512
Class R2	—	— (a)	8
Class R3	—	5	5
Class R4	—	3	1
Class R5	—	73	530
Custodian and accounting fees	23	37	118
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	30	29	60
Trustees’ and Chief Compliance Officer’s fees	15	14	24
Printing and mailing costs	21	3	229
Registration and filing fees	52	39	59
Transfer agency fees (See Note 2.F.)	13	7	181
Other	10	10	79

Total expenses	2,985	1,576	34,486

Less fees waived	(129)	(144)	(444)
Less expense reimbursements	—	(1)	—

Net expenses	2,856	1,431	34,042

Net investment income (loss)	582	1,618	20,904

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,130	21,253	715,135
Investments in affiliates	(2)	(2)	(44)
Futures contracts	—	1,708	—

Net realized gain (loss)	25,128	22,959	715,091

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	153,734	94,817	1,333,584
Investments in affiliates	(6)	(8)	(74)
Futures contracts	—	(100)	—

Change in net unrealized appreciation/depreciation	153,728	94,709	1,333,510

Net realized/unrealized gains (losses)	178,856	117,668	2,048,601

Change in net assets resulting from operations	$179,438	$119,286	$2,069,505

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	$—	$—
Dividend income from non-affiliates	5,944	11,016	2,820	6,791
Dividend income from affiliates	86	20	7	16
Income from securities lending (net) (See Note 2.B.)	2,815	727	65	610

Total investment income	8,845	11,763	2,892	7,417

EXPENSES:
Investment advisory fees	16,178	3,433	1,096	2,818
Administration fees	1,867	396	149	352
Distribution fees:
Class A	771	165	199	130
Class C	275	29	97	71
Class R2	71	68	—	84
Class R3	7	15	16	32
Service fees:
Class A	771	165	199	130
Class C	92	10	32	24
Class I	738	174	154	218
Class L	448	—	—	144
Class R2	35	34	—	42
Class R3	7	15	16	32
Class R4	4	7	1	11
Class R5	13	17	—	4
Custodian and accounting fees	79	33	19	38
Interest expense to affiliates	— (a)	— (a)	— (a)	— (a)
Professional fees	45	32	34	33
Trustees’ and Chief Compliance Officer’s fees	20	15	13	14
Printing and mailing costs	193	52	31	40
Registration and filing fees	139	63	31	64
Transfer agency fees (See Note 2.F.)	83	53	27	33
Other	45	18	9	18

Total expenses	21,881	4,794	2,123	4,332

Less fees waived	(239)	(57)	(255)	(10)
Less expense reimbursements	(38)	—	(1)	—

Net expenses	21,604	4,737	1,867	4,322

Net investment income (loss)	(12,759)	7,026	1,025	3,095

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	416,422	32,178	76,570	102,764
Investments in affiliates	(12)	(5)	— (a)	(4)
Futures contracts	—	7,620	553	4,748

Net realized gain (loss)	416,410	39,793	77,123	107,508

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,575,168	287,776	12,983	191,684
Investments in affiliates	(36)	(11)	(6)	(13)
Futures contracts	—	(239)	(108)	(53)

Change in net unrealized appreciation/depreciation	1,575,132	287,526	12,869	191,618

Net realized/unrealized gains (losses)	1,991,542	327,319	89,992	299,126

Change in net assets resulting from operations	$1,978,783	$334,345	$91,017	$302,221

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$582	$1,508	$1,618	$3,252
Net realized gain (loss)	25,128	(634)	22,959	(28,853)
Change in net unrealized appreciation/depreciation	153,728	(2,118)	94,709	(31,313)

Change in net assets resulting from operations	179,438	(1,244)	119,286	(56,914)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,491)	(4,206)	(35)	(207)
Class C	(703)	(1,643)	(2)	(85)
Class I	(4,107)	(3,897)	(142)	(765)
Class R2	—	—	(1)	(7)
Class R3	—	—	(28)	(227)
Class R4	—	—	(22)	(104)
Class R5	—	—	(1,585)	(9,535)
Class R6	(4,922)	(3,543)	(2,200)	(9,154)

Total distributions to shareholders	(13,223)	(13,289)	(4,015)	(20,084)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	125,911	139,135	(47,343)	(22,685)

NET ASSETS:
Change in net assets	292,126	124,602	67,928	(99,683)
Beginning of period	472,859	348,257	349,861	449,544

End of period	$764,985	$472,859	$417,789	$349,861

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,904	$37,847	$(12,759)	$(8,294)
Net realized gain (loss)	715,091	(144,466)	416,410	185,416
Change in net unrealized appreciation/depreciation	1,333,510	(137,311)	1,575,132	386,775

Change in net assets resulting from operations	2,069,505	(243,930)	1,978,783	563,897

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,187)	(40,838)	(51,789)	(25,608)
Class C	(3,627)	(6,716)	(8,859)	(5,161)
Class I	(108,102)	(145,648)	(46,046)	(17,200)
Class L	—	—	(66,160)	(32,083)
Class R2	(200)	(416)	(2,275)	(1,612)
Class R3	(135)	(144)	(511)	(220)
Class R4	(17)	(23)	(280)	(139)
Class R5	(32,929)	(54,434)	(1,892)	(807)
Class R6	(56,367)	(73,447)	(204,601)	(90,416)

Total distributions to shareholders	(224,564)	(321,666)	(382,413)	(173,246)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(158,896)	885,158	776,465	692,836

NET ASSETS:
Change in net assets	1,686,045	319,562	2,372,835	1,083,487
Beginning of period	6,595,486	6,275,924	3,960,153	2,876,666

End of period	$8,281,531	$6,595,486	$6,332,988	$3,960,153

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,026	$13,687	$1,025	$3,435
Net realized gain (loss)	39,793	(12,093)	77,123	36,663
Change in net unrealized appreciation/depreciation	287,526	(200,038)	12,869	(57,837)

Change in net assets resulting from operations	334,345	(198,444)	91,017	(17,739)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(744)	(10,797)	(6,204)	(21,131)
Class C	(36)	(1,133)	(1,102)	(5,115)
Class I	(891)	(14,242)	(5,432)	(17,337)
Class R2	(132)	(2,111)	—	—
Class R3	(71)	(926)	(80)	(1,616)
Class R4	(72)	(6)	(23)	(132)
Class R5	(242)	(2,678)	—	—
Class R6	(5,386)	(51,882)	(2,861)	(9,366)

Total distributions to shareholders	(7,574)	(83,775)	(15,702)	(54,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(63,232)	(315,490)	(62,935)	(66,132)

NET ASSETS:
Change in net assets	263,539	(597,709)	12,380	(138,568)
Beginning of period	955,573	1,553,282	390,665	529,233

End of period	$1,219,112	$955,573	$403,045	$390,665

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,095	$6,022
Net realized gain (loss)	107,508	(2,410)
Change in net unrealized appreciation/depreciation	191,618	(106,057)

Change in net assets resulting from operations	302,221	(102,445)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,058)	(357)
Class C	(541)	(14)
Class I	(5,378)	(1,438)
Class L	(9,176)	(3,033)
Class R2	(1,049)	(20)
Class R3	(854)	(95)
Class R4	(302)	(52)
Class R5	(260)	(50)
Class R6	(9,828)	(3,261)

Total distributions to shareholders	(30,446)	(8,320)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(184,917)	(382,146)

NET ASSETS:
Change in net assets	86,858	(492,911)
Beginning of period	900,036	1,392,947

End of period	$986,894	$900,036

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,185	$54,866	$774	$1,151
Distributions reinvested	3,248	3,607	33	207
Cost of shares redeemed	(17,349)	(37,184)	(932)	(2,401)

Change in net assets resulting from Class A capital transactions	27,084	21,289	(125)	(1,043)

Class C
Proceeds from shares issued	2,134	10,538	146	545
Distributions reinvested	247	347	2	85
Cost of shares redeemed	(23,846)	(22,645)	(453)	(813)

Change in net assets resulting from Class C capital transactions	(21,465)	(11,760)	(305)	(183)

Class I
Proceeds from shares issued	63,319	102,711	4,273	13,956
Distributions reinvested	4,096	3,883	137	750
Cost of shares redeemed	(21,269)	(62,751)	(3,781)	(11,751)

Change in net assets resulting from Class I capital transactions	46,146	43,843	629	2,955

Class R2
Proceeds from shares issued	—	—	23	43
Distributions reinvested	—	—	1	7
Cost of shares redeemed	—	—	(2)	(7)

Change in net assets resulting from Class R2 capital transactions	—	—	22	43

Class R3
Proceeds from shares issued	—	—	411	2,958
Distributions reinvested	—	—	28	226
Cost of shares redeemed	—	—	(963)	(2,501)

Change in net assets resulting from Class R3 capital transactions	—	—	(524)	683

Class R4
Proceeds from shares issued	—	—	91	1,260
Distributions reinvested	—	—	22	104
Cost of shares redeemed	—	—	(549)	(780)

Change in net assets resulting from Class R4 capital transactions	—	—	(436)	584

Class R5
Proceeds from shares issued	—	—	7,491	34,515
Distributions reinvested	—	—	1,497	9,135
Cost of shares redeemed	—	—	(36,673)	(80,632)

Change in net assets resulting from Class R5 capital transactions	—	—	(27,685)	(36,982)

Class R6
Proceeds from shares issued	97,559	115,599	15,288	79,125
Distributions reinvested	4,922	3,542	2,200	9,153
Cost of shares redeemed	(28,335)	(33,378)	(36,407)	(77,020)

Change in net assets resulting from Class R6 capital transactions	74,146	85,763	(18,919)	11,258

Total change in net assets resulting from capital transactions	$125,911	$139,135	$(47,343)	$(22,685)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,783	2,893	16	28
Reinvested	132	177	1	4
Redeemed	(807)	(2,029)	(20)	(52)

Change in Class A Shares	1,108	1,041	(3)	(20)

Class C
Issued	150	854	3	11
Reinvested	16	27	— (a)	2
Redeemed	(1,593)	(1,881)	(10)	(19)

Change in Class C Shares	(1,427)	(1,000)	(7)	(6)

Class I
Issued	2,352	4,514	83	317
Reinvested	137	157	2	15
Redeemed	(807)	(2,879)	(78)	(282)

Change in Class I Shares	1,682	1,792	7	50

Class R2
Issued	—	—	1	1
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	1	1

Class R3
Issued	—	—	7	63
Reinvested	—	—	1	4
Redeemed	—	—	(19)	(54)

Change in Class R3 Shares	—	—	(11)	13

Class R4
Issued	—	—	2	28
Reinvested	—	—	— (a)	2
Redeemed	—	—	(10)	(19)

Change in Class R4 Shares	—	—	(8)	11

Class R5
Issued	—	—	153	762
Reinvested	—	—	26	177
Redeemed	—	—	(811)	(1,730)

Change in Class R5 Shares	—	—	(632)	(791)

Class R6
Issued	3,524	5,128	313	1,648
Reinvested	164	143	38	177
Redeemed	(1,083)	(1,520)	(764)	(1,769)

Change in Class R6 Shares	2,605	3,751	(413)	56

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,184	$313,626	$135,552	$180,131
Distributions reinvested	21,887	38,275	49,234	24,237
Cost of shares redeemed	(106,985)	(415,845)	(87,309)	(147,817)

Change in net assets resulting from Class A capital transactions	(20,914)	(63,944)	97,477	56,551

Class C
Proceeds from shares issued	980	2,175	12,772	21,380
Distributions reinvested	3,552	6,552	8,216	4,812
Cost of shares redeemed	(13,110)	(27,646)	(11,962)	(25,261)

Change in net assets resulting from Class C capital transactions	(8,578)	(18,919)	9,026	931

Class I
Proceeds from shares issued	448,670	1,699,465	181,426	288,209
Distributions reinvested	103,830	138,087	36,354	13,161
Cost of shares redeemed	(541,816)	(1,065,103)	(95,957)	(164,919)

Change in net assets resulting from Class I capital transactions	10,684	772,449	121,823	136,451

Class L
Proceeds from shares issued	—	—	182,927	272,538
Distributions reinvested	—	—	60,559	28,396
Cost of shares redeemed	—	—	(143,768)	(206,673)

Change in net assets resulting from Class L capital transactions	—	—	99,718	94,261

Class R2
Proceeds from shares issued	635	3,031	3,794	4,229
Distributions reinvested	185	325	2,263	1,583
Cost of shares redeemed	(2,361)	(5,397)	(7,539)	(9,363)

Change in net assets resulting from Class R2 capital transactions	(1,541)	(2,041)	(1,482)	(3,551)

Class R3
Proceeds from shares issued	986	1,095	1,485	4,272
Distributions reinvested	121	125	511	220
Cost of shares redeemed	(404)	(569)	(1,446)	(812)

Change in net assets resulting from Class R3 capital transactions	703	651	550	3,680

Class R4
Proceeds from shares issued	71	51	514	1,777
Distributions reinvested	17	23	280	138
Cost of shares redeemed	(8)	(60)	(541)	(653)

Change in net assets resulting from Class R4 capital transactions	80	14	253	1,262

Class R5
Proceeds from shares issued	104,949	152,763	14,145	10,790
Distributions reinvested	29,974	49,703	1,891	807
Cost of shares redeemed	(209,792)	(339,014)	(7,374)	(5,345)

Change in net assets resulting from Class R5 capital transactions	(74,869)	(136,548)	8,662	6,252

Class R6
Proceeds from shares issued	184,473	640,649	745,377	925,190
Distributions reinvested	55,129	72,408	202,471	89,486
Cost of shares redeemed	(304,063)	(379,561)	(507,410)	(617,677)

Change in net assets resulting from Class R6 capital transactions	(64,461)	333,496	440,438	396,999

Total change in net assets resulting from capital transactions	$(158,896)	$885,158	$776,465	$692,836

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,278	6,782	5,919	10,856
Reinvested	386	760	2,008	1,419
Redeemed	(2,072)	(9,053)	(3,908)	(9,052)

Change in Class A Shares	(408)	(1,511)	4,019	3,223

Class C
Issued	26	64	829	1,896
Reinvested	90	184	521	419
Redeemed	(363)	(847)	(807)	(2,281)

Change in Class C Shares	(247)	(599)	543	34

Class I
Issued	7,380	31,752	7,019	15,402
Reinvested	1,546	2,334	1,297	682
Redeemed	(8,849)	(20,362)	(3,802)	(9,213)

Change in Class I Shares	77	13,724	4,514	6,871

Class L
Issued	—	—	6,829	14,183
Reinvested	—	—	2,077	1,419
Redeemed	—	—	(5,445)	(10,894)

Change in Class L Shares	—	—	3,461	4,708

Class R2
Issued	13	65	179	269
Reinvested	3	7	97	97
Redeemed	(47)	(120)	(350)	(588)

Change in Class R2 Shares	(31)	(48)	(74)	(222)

Class R3
Issued	20	25	66	253
Reinvested	2	2	21	13
Redeemed	(8)	(14)	(71)	(49)

Change in Class R3 Shares	14	13	16	217

Class R4
Issued	1	1	24	102
Reinvested	— (a)	— (a)	11	8
Redeemed	— (a)	(1)	(24)	(38)

Change in Class R4 Shares	1	— (a)	11	72

Class R5
Issued	1,730	2,800	492	551
Reinvested	444	837	65	41
Redeemed	(3,474)	(6,109)	(279)	(279)

Change in Class R5 Shares	(1,300)	(2,472)	278	313

Class R6
Issued	3,078	11,645	27,919	47,492
Reinvested	816	1,219	6,844	4,411
Redeemed	(4,955)	(7,061)	(18,655)	(31,625)

Change in Class R6 Shares	(1,061)	5,803	16,108	20,278

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,944	$24,245	$9,199	$13,822
Distributions reinvested	712	10,115	5,947	19,511
Cost of shares redeemed	(28,038)	(67,548)	(36,985)	(54,915)

Change in net assets resulting from Class A capital transactions	(14,382)	(33,188)	(21,839)	(21,582)

Class C
Proceeds from shares issued	232	527	404	1,393
Distributions reinvested	36	1,043	1,087	4,865
Cost of shares redeemed	(5,021)	(6,896)	(9,439)	(14,460)

Change in net assets resulting from Class C capital transactions	(4,753)	(5,326)	(7,948)	(8,202)

Class I
Proceeds from shares issued	19,895	61,608	30,892	28,647
Distributions reinvested	889	14,229	4,871	15,360
Cost of shares redeemed	(39,732)	(175,602)	(36,700)	(89,816)

Change in net assets resulting from Class I capital transactions	(18,948)	(99,765)	(937)	(45,809)

Class R2
Proceeds from shares issued	3,228	8,711	—	—
Distributions reinvested	130	2,053	—	—
Cost of shares redeemed	(5,346)	(14,418)	—	—

Change in net assets resulting from Class R2 capital transactions	(1,988)	(3,654)	—	—

Class R3
Proceeds from shares issued	1,343	5,318	1,713	3,971
Distributions reinvested	71	926	67	1,599
Cost of shares redeemed	(1,931)	(7,200)	(14,920)	(6,383)

Change in net assets resulting from Class R3 capital transactions	(517)	(956)	(13,140)	(813)

Class R4
Proceeds from shares issued	15,739	767	44	296
Distributions reinvested	72	6	14	105
Cost of shares redeemed	(1,577)	(740)	(151)	(966)

Change in net assets resulting from Class R4 capital transactions	14,234	33	(93)	(565)

Class R5
Proceeds from shares issued	4,456	9,383	—	—
Distributions reinvested	236	2,524	—	—
Cost of shares redeemed	(7,422)	(41,707)	—	—

Change in net assets resulting from Class R5 capital transactions	(2,730)	(29,800)	—	—

Class R6
Proceeds from shares issued	70,288	151,215	9,117	27,441
Distributions reinvested	5,386	51,882	2,455	7,917
Cost of shares redeemed	(109,822)	(345,931)	(30,550)	(24,519)

Change in net assets resulting from Class R6 capital transactions	(34,148)	(142,834)	(18,978)	10,839

Total change in net assets resulting from capital transactions	$(63,232)	$(315,490)	$(62,935)	$(66,132)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	614	1,212	533	834
Reinvested	32	431	325	1,108
Redeemed	(1,339)	(3,143)	(2,157)	(3,212)

Change in Class A Shares	(693)	(1,500)	(1,299)	(1,270)

Class C
Issued	14	34	30	107
Reinvested	2	56	77	355
Redeemed	(313)	(404)	(704)	(1,090)

Change in Class C Shares	(297)	(314)	(597)	(628)

Class I
Issued	869	2,798	1,630	1,604
Reinvested	37	565	246	810
Redeemed	(1,777)	(8,060)	(2,005)	(4,928)

Change in Class I Shares	(871)	(4,697)	(129)	(2,514)

Class R2
Issued	156	442	—	—
Reinvested	6	88	—	—
Redeemed	(258)	(711)	—	—

Change in Class R2 Shares	(96)	(181)	—	—

Class R3
Issued	64	258	104	235
Reinvested	3	40	3	91
Redeemed	(88)	(364)	(806)	(360)

Change in Class R3 Shares	(21)	(66)	(699)	(34)

Class R4
Issued	719	39	2	18
Reinvested	3	— (a)	1	6
Redeemed	(64)	(33)	(8)	(52)

Change in Class R4 Shares	658	6	(5)	(28)

Class R5
Issued	194	416	—	—
Reinvested	10	101	—	—
Redeemed	(331)	(1,734)	—	—

Change in Class R5 Shares	(127)	(1,217)	—	—

Class R6
Issued	3,106	7,059	489	1,545
Reinvested	225	2,072	124	416
Redeemed	(4,778)	(14,571)	(1,605)	(1,377)

Change in Class R6 Shares	(1,447)	(5,440)	(992)	584

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,746	$19,360
Distributions reinvested	2,798	328
Cost of shares redeemed	(51,503)	(53,824)

Change in net assets resulting from Class A capital transactions	(13,959)	(34,136)

Class C
Proceeds from shares issued	465	1,325
Distributions reinvested	532	13
Cost of shares redeemed	(4,519)	(9,632)

Change in net assets resulting from Class C capital transactions	(3,522)	(8,294)

Class I
Proceeds from shares issued	42,320	54,409
Distributions reinvested	5,201	1,403
Cost of shares redeemed	(84,600)	(148,125)

Change in net assets resulting from Class I capital transactions	(37,079)	(92,313)

Class L
Proceeds from shares issued	15,683	180,077
Distributions reinvested	6,808	2,129
Cost of shares redeemed	(108,843)	(262,774)

Change in net assets resulting from Class L capital transactions	(86,352)	(80,568)

Class R2
Proceeds from shares issued	2,599	7,181
Distributions reinvested	1,022	18
Cost of shares redeemed	(5,592)	(18,727)

Change in net assets resulting from Class R2 capital transactions	(1,971)	(11,528)

Class R3
Proceeds from shares issued	3,214	7,420
Distributions reinvested	799	85
Cost of shares redeemed	(4,886)	(6,924)

Change in net assets resulting from Class R3 capital transactions	(873)	581

Class R4
Proceeds from shares issued	484	3,577
Distributions reinvested	302	52
Cost of shares redeemed	(1,037)	(1,334)

Change in net assets resulting from Class R4 capital transactions	(251)	2,295

Class R5
Proceeds from shares issued	847	2,217
Distributions reinvested	151	33
Cost of shares redeemed	(1,333)	(7,177)

Change in net assets resulting from Class R5 capital transactions	(335)	(4,927)

Class R6
Proceeds from shares issued	25,284	69,664
Distributions reinvested	9,563	3,215
Cost of shares redeemed	(75,422)	(226,135)

Change in net assets resulting from Class R6 capital transactions	(40,575)	(153,256)

Total change in net assets resulting from capital transactions	$(184,917)	$(382,146)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,142	1,287
Reinvested	144	19
Redeemed	(3,130)	(3,461)

Change in Class A Shares	(844)	(2,155)

Class C
Issued	30	93
Reinvested	29	1
Redeemed	(289)	(673)

Change in Class C Shares	(230)	(579)

Class I
Issued	2,496	3,533
Reinvested	260	79
Redeemed	(4,720)	(9,733)

Change in Class I Shares	(1,964)	(6,121)

Class L
Issued	890	11,011
Reinvested	341	120
Redeemed	(6,394)	(17,742)

Change in Class L Shares	(5,163)	(6,611)

Class R2
Issued	156	493
Reinvested	54	1
Redeemed	(329)	(1,228)

Change in Class R2 Shares	(119)	(734)

Class R3
Issued	190	507
Reinvested	42	5
Redeemed	(286)	(460)

Change in Class R3 Shares	(54)	52

Class R4
Issued	29	226
Reinvested	15	3
Redeemed	(63)	(86)

Change in Class R4 Shares	(19)	143

Class R5
Issued	48	137
Reinvested	8	2
Redeemed	(78)	(432)

Change in Class R5 Shares	(22)	(293)

Class R6
Issued	1,420	4,527
Reinvested	478	181
Redeemed	(4,133)	(14,475)

Change in Class R6 Shares	(2,235)	(9,767)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$19.11	$(0.01)	$6.72	$6.71	$(0.02)	$(0.47)	$(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	—	(3.22)	(3.22)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.19	(0.04)	4.28	4.24	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	—	(3.22)	(3.22)

Class I
Six Months Ended December 31, 2020 (Unaudited)	23.09	0.03	8.12	8.15	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	—	(3.22)	(3.22)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	23.17	0.06	8.15	8.21	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.33	35.16%	$203,932	1.23%	(0.05)%	1.28%	21%
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56

15.96	34.89	9,059	1.73	(0.53)	1.78	21
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56

30.72	35.37	249,101	0.98	0.21	1.02	21
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56

30.81	35.51	302,893	0.73	0.45	0.77	21
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$42.12	$0.11		$15.96	$16.07	$(0.36)	$—	$(0.36)
Year Ended June 30, 2020	49.98	0.15		(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2020 (Unaudited)	41.41	(0.01)		15.68	15.67	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)		(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2020 (Unaudited)	42.35	0.17		16.07	16.24	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28		(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Six Months Ended December 31, 2020 (Unaudited)	42.07	0.05		15.94	15.99	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05		(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	42.23	0.11		16.01	16.12	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16		(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	42.37	0.17		16.08	16.25	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28		(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$57.83	38.16%	$5,472	1.23%	0.45%		1.33%	33%
42.12	(12.40)	4,127	1.24	0.33		1.38	102
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

57.01	37.85	1,943	1.73	(0.06)		1.83	33
41.41	(12.84)	1,690	1.74	(0.16)		1.82	102
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

58.12	38.35	18,599	0.98	0.71		1.05	33
42.35	(12.18)	13,264	0.99	0.61		1.06	102
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

57.78	38.01	275	1.48	0.21		1.80	33
42.07	(12.62)	180	1.49	0.11		1.69	102
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

58.01	38.18	4,476	1.23	0.45		1.29	33
42.23	(12.40)	3,692	1.24	0.36		1.30	102
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

58.15	38.36	2,441	0.98	0.69		1.06	33
42.37	(12.17)	2,125	0.99	0.61		1.06	102
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund (continued)
Class R5
Six Months Ended December 31, 2020 (Unaudited)	$42.51	$0.21		$16.15	$16.36	$(0.56)	$—	$(0.56)
Year Ended June 30, 2020	50.42	0.36		(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	42.45	0.23		16.12	16.35	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39		(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.31	38.49%	$166,447	0.79%	0.88%		0.90%	33%
42.51	(12.02)	148,185	0.80	0.78		0.90	102
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58

58.21	38.52	218,136	0.73	0.95		0.80	33
42.45	(11.95)	176,598	0.74	0.84		0.80	102
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$45.69	$0.06		$14.48	$14.54	$(0.07)	$(1.63)	$(1.70)
Year Ended June 30, 2020	50.05	0.12		(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12		0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)

Class C
Six Months Ended December 31, 2020 (Unaudited)	32.42	(0.05)		10.24	10.19	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)		(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)

Class I
Six Months Ended December 31, 2020 (Unaudited)	53.70	0.16		17.04	17.20	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30		(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	44.70	(0.01)		14.16	14.15	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01		(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	45.38	0.08		14.37	14.45	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13		(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.53	31.93%	$813,718	1.27%	0.23%		1.27%	15%
45.69	(4.11)	653,887	1.26	0.25		1.27	23
50.05	2.82	791,846	1.23	0.24		1.25	23
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32

40.94	31.60	91,257	1.73	(0.25)		1.74	15
32.42	(4.56)	80,258	1.74	(0.24)		1.75	23
36.25	2.31	111,453	1.73	(0.25)		1.75	23
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32

69.06	32.13	4,172,745	0.98	0.53		0.99	15
53.70	(3.83)	3,240,725	0.98	0.54		0.99	23
58.34	3.05	2,720,056	0.98	0.51		1.00	23
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32

57.18	31.78	6,844	1.48	(0.02)		1.51	15
44.70	(4.32)	6,746	1.49	0.02		1.52	23
48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32

58.06	31.95	4,586	1.23	0.30		1.24	15
45.38	(4.08)	2,948	1.24	0.28		1.24	23
49.73	2.79	2,597	1.23	0.26		1.25	23
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$53.63	$0.17		$17.01	$17.18	$(0.22)	$(1.63)	$(1.85)
Year Ended June 30, 2020	58.26	0.29		(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	53.88	0.22		17.10	17.32	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40		(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	53.87	0.23		17.11	17.34	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44		(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$68.96	32.13%	$662	0.98%	0.56%		1.01%	15%
53.63	(3.83)	449	0.98	0.53		1.01	23
58.26	3.05	475	0.98	0.50		1.03	23
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

69.26	32.24	1,176,000	0.79	0.71		0.84	15
53.88	(3.65)	984,863	0.80	0.71		0.84	23
58.51	3.26	1,214,075	0.79	0.70		0.85	23
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32

69.24	32.30	2,015,719	0.73	0.76		0.74	15
53.87	(3.60)	1,625,610	0.74	0.78		0.74	23
58.50	3.33	1,425,704	0.73	0.76		0.75	23
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$18.70	$(0.10)		$8.87	$8.77	$(0.01)	$(1.82)	$(1.83)
Year Ended June 30, 2020	17.00	(0.11)		2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	—	(1.04)	(1.04)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.53	(0.10)		5.91	5.81	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)		1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	—	(1.04)	(1.04)

Class I
Six Months Ended December 31, 2020 (Unaudited)	21.14	(0.08)		10.05	9.97	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)		3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	—	(1.04)	(1.04)

Class L
Six Months Ended December 31, 2020 (Unaudited)	21.93	(0.06)		10.43	10.37	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)		3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	—	(1.04)	(1.04)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	17.85	(0.12)		8.45	8.33	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)		2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	—	(1.04)	(1.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.64	47.37%	$789,104	1.23%	(0.88)%		1.25%	24%
18.70	16.92	500,357	1.24	(0.63)		1.27	51
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47

16.52	47.06	91,249	1.73	(1.38)		1.75	24
12.53	16.32	62,434	1.74	(1.13)		1.77	51
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47

29.24	47.57	776,605	0.98	(0.63)		0.99	24
21.14	17.19	466,094	0.99	(0.37)		1.01	51
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47

30.41	47.66	1,125,433	0.84	(0.48)		0.84	24
21.93	17.40	735,649	0.84	(0.23)		0.86	51
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47

24.36	47.14	31,657	1.48	(1.13)		1.51	24
17.85	16.64	24,496	1.49	(0.88)		1.52	51
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R3
Six Months Ended December 31, 2020 (Unaudited)	$18.66	$(0.10)		$8.86	$8.76	$(0.03)	$(1.82)	$(1.85)
Year Ended June 30, 2020	17.00	(0.11)		2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	18.83	(0.07)		8.93	8.86	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)		2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	21.95	(0.06)		10.44	10.38	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)		3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	22.21	(0.05)		10.56	10.51	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)		3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	—	(1.04)	(1.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.57	47.40%	$7,576	1.23%	(0.88)%		1.27%	24%
18.66	16.86	5,217	1.24	(0.63)		1.29	51
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

25.82	47.52	4,157	0.98	(0.63)		0.99	24
18.83	17.25	2,821	0.99	(0.38)		1.04	51
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

30.44	47.67	39,325	0.83	(0.48)		0.85	24
21.95	17.37	22,261	0.84	(0.23)		0.86	51
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

30.82	47.72	3,467,882	0.73	(0.38)		0.75	24
22.21	17.49	2,140,824	0.74	(0.12)		0.76	51
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$18.48	$0.10		$6.54	$6.64	$(0.12)	$—	$(0.12)
Year Ended June 30, 2020	23.65	0.16		(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)

Class C
Six Months Ended December 31, 2020 (Unaudited)	14.52	0.04		5.13	5.17	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04		(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)

Class I
Six Months Ended December 31, 2020 (Unaudited)	19.88	0.14		7.04	7.18	(0.15)	—	(0.15)
Year Ended June 30, 2020	25.32	0.23		(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	18.25	0.08		6.45	6.53	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11		(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	18.45	0.10		6.53	6.63	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.61	0.16		(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.00	36.02%	$149,740	1.27%	0.94%		1.27%	32%
18.48	(16.78)	123,496	1.25	0.74		1.27	42
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46

19.60	35.66	6,775	1.73	0.45		1.79	32
14.52	(17.14)	9,340	1.74	0.23		1.78	42
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46

26.91	36.21	155,222	0.98	1.23		1.02	32
19.88	(16.55)	131,992	0.99	0.98		1.01	42
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46

24.68	35.85	31,493	1.48	0.73		1.60	32
18.25	(16.96)	25,034	1.49	0.51		1.57	42
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46

24.95	36.00	13,538	1.23	0.99		1.30	32
18.45	(16.77)	10,384	1.24	0.76		1.29	42
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2020 (Unaudited)	$19.88	$0.20		$6.98	$7.18	$(0.16)	$—	$(0.16)
Year Ended June 30, 2020	25.28	0.19		(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	19.89	0.15		7.05	7.20	(0.16)	—	(0.16)
Year Ended June 30, 2020	25.34	0.26		(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	19.92	0.16		7.06	7.22	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.38	0.29		(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.90	36.19%	$18,325	0.98%	1.61		1.01%	32%
19.88	(16.52)	464	0.99	0.92		1.16	42
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

26.93	36.33	38,055	0.87	1.35		0.87	32
19.89	(16.44)	30,637	0.85	1.11		0.87	42
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46

26.96	36.34	805,964	0.77	1.45		0.77	32
19.92	(16.37)	624,226	0.75	1.24		0.76	42
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Six Months Ended December 31, 2020 (Unaudited)	$15.52	$0.03	$3.92	$3.95	$(0.10)	$(0.63)	$(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15	(0.64)	(0.49)	(0.13)	(1.72)	(1.85)

Class C
Six Months Ended December 31, 2020 (Unaudited)	12.08	(0.01)	3.04	3.03	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03	(0.58)	(0.55)	(0.08)	(1.72)	(1.80)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.71	0.06	4.23	4.29	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19	(0.64)	(0.45)	(0.17)	(1.72)	(1.89)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	15.41	0.03	3.90	3.93	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.64	0.06	4.21	4.27	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.73	0.08	4.23	4.31	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20	(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.74	25.63%	$161,637	1.07%	0.38%	1.22%	112%
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78

14.45	25.27	24,185	1.57	(0.13)	1.70	112
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78

20.22	25.83	142,443	0.83	0.62	0.95	112
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78

18.71	25.65	2,246	1.07	0.31	1.19	112
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

20.13	25.81	582	0.83	0.63	0.94	112
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

20.21	25.89	71,952	0.57	0.86	0.69	112
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$14.84	$0.03		$5.53	$5.56	$(0.04)	$(0.51)	$(0.55)
Year Ended June 30, 2020	15.96	0.03		(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)

Class C
Six Months Ended December 31, 2020 (Unaudited)	13.96	(0.01)		5.20	5.19	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)		(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)

Class I
Six Months Ended December 31, 2020 (Unaudited)	15.25	0.05		5.68	5.73	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07		(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)

Class L
Six Months Ended December 31, 2020 (Unaudited)	15.23	0.07		5.69	5.76	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10		(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	14.48	0.01		5.38	5.39	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)		(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.85	37.61%	$110,142	1.23%	0.37%		1.23%	39%
14.84	(6.76)	94,883	1.22	0.18		1.23	52
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49

18.64	37.29	20,126	1.74	(0.16)		1.74	39
13.96	(7.25)	18,297	1.74	(0.34)		1.74	52
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49

20.39	37.72	175,121	0.97	0.59		0.97	39
15.25	(6.51)	160,892	0.96	0.44		0.96	52
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49

20.36	37.91	299,043	0.82	0.75		0.82	39
15.23	(6.37)	302,427	0.81	0.60		0.81	52
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49

19.35	37.37	38,245	1.49	0.09		1.49	39
14.48	(7.01)	30,330	1.48	(0.09)		1.49	52
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R3
Six Months Ended December 31, 2020 (Unaudited)	$14.74	$0.03		$5.50	$5.53	$(0.06)	$(0.51)	$(0.57)
Year Ended June 30, 2020	15.87	0.03		(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	15.16	0.05		5.66	5.71	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07		(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	15.20	0.07		5.67	5.74	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09		(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	15.25	0.08		5.69	5.77	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11		(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.70	37.63%	$29,609	1.22%	0.37%		1.22%	39%
14.74	(6.78)	22,953	1.21	0.20		1.21	52
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

20.26	37.75	10,348	0.98	0.59		0.98	39
15.16	(6.55)	8,042	0.97	0.45		0.98	52
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

20.31	37.89	8,218	0.82	0.76		0.82	39
15.20	(6.36)	6,496	0.81	0.56		0.81	52
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

20.37	37.93	296,042	0.72	0.85		0.72	39
15.25	(6.27)	255,716	0.71	0.68		0.71	52
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund(1)	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective November 1, 2020, JPMorgan Intrepid Mid Cap Fund changed its name to JPMorgan SMID Cap Equity Fund.

The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) is to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of Small Cap Equity Fund are publicly offered on a limited basis. Effective as of the close of business on February 5, 2021, all share classes of Small Cap Growth Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

100	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$754,852	$—	$—		$754,852
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	16,096	—	—		16,096
Investment of cash collateral from securities loaned	40,153	—	—		40,153

Total Short-Term Investments	56,249	—	—		56,249

Total Investments in Securities	$811,101	$—	$ —(a)		$811,101

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$409,710	$—	$—		$409,710
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	8,366	—	—		8,366
Investment of cash collateral from securities loaned	34,131	—	—		34,131

Total Short-Term Investments	42,497	—	—		42,497

Total Investments in Securities	$452,207	$—	$—	(a)	$452,207

Depreciation in Other Financial Instruments
Futures Contracts	$(6)	$—	$—		$(6)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$8,410,225	$—	$—		$8,410,225

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$6,228,987	$—	$—		$6,228,987
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	132,915	—	—		132,915
Investment of cash collateral from securities loaned	543,875	—	—		543,875

Total Short-Term Investments	676,790	—	—		676,790

Total Investments in Securities	$6,905,777	$—	$—	(a)	$6,905,777

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,316,135	$—	$—		$1,316,135

Appreciation in Other Financial Instruments
Futures Contracts (b)	$40	$—	$—		$40

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$406,507	$—	$—		$406,507

102	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$974,699	$—	$—	$974,699
Rights	—	—	165	165
Short-Term Investments
Investment Companies	16,350	—	—	16,350
Investment of cash collateral from securities loaned	95,160	—	—	95,160

Total Short-Term Investments	111,510	—	—	111,510

Total Investments in Securities	$1,086,209	$—	$165	$1,086,374

(a)	Amount rounds to less than one thousand.
(b)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$38,841	$(38,841)	$—
Small Cap Core Fund	32,792	(32,792)	—
Small Cap Equity Fund	130,194	(130,194)	—
Small Cap Growth Fund	523,701	(523,701)	—
Small Cap Value Fund	89,318	(89,318)	—
SMID Cap Equity Fund	2,971	(2,971)	—
U.S. Small Company Fund	91,006	(91,006)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended December 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$1
Small Cap Core Fund	1
Small Cap Equity Fund	8
Small Cap Growth Fund	13
Small Cap Value Fund	3
SMID Cap Equity Fund	1
U.S. Small Company Fund	4

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$17,254	$116,153	$117,306	$(2)	$(3)	$16,096	16,088	$14		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	28,015	48,000	45,999	(5)*	(3)	30,008	30,005	33	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	6,247	71,819	67,921	—	—	10,145	10,145	2	*	—

Total	$51,516	$235,972	$231,226	$(7)	$(6)	$56,249		$49		$—

Small Cap Core Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$9,177	$64,456	$65,264	$(2)		$(1)	$8,366	8,362	$6		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	21,006	45,000	40,999	—	*(c)	(7)	25,000	24,997	28	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,876	63,026	57,771	—		—	9,131	9,131	1	*	—

Total	$34,059	$172,482	$164,034	$(2)		$(8)	$42,497		$35		$—

104	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

Small Cap Equity Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$276,403	$783,633	$762,495	$(44)	$(73)	$297,424	297,275	$274		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	253,095	428,500	566,499	(57)*	(1)	115,038	115,027	274	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,048	203,548	217,363	—	—	18,233	18,233	8	*	—

Total	$561,546	$1,415,681	$1,546,357	$(101)	$(74)	$430,695		$556		$—

Small Cap Growth Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$123,428	$912,972	$903,447	$(12)	$(26)	$132,915	132,849	$86		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	284,105	875,000	690,800	(83)*	(10)	468,212	468,165	471	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,903	357,936	315,176	—	—	75,663	75,663	13	*	—

Total	$440,436	$2,145,908	$1,909,423	$(95)	$(36)	$676,790		$570		$—

Small Cap Value Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$14,798	$230,527	$214,924	$(5)	$(1)	$30,395	30,379	$20		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	64,032	138,000	126,701	(9)*	(10)	75,312	75,304	90	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	5,596	123,824	112,209	—	—	17,211	17,211	3	*	—

Total	$84,426	$492,351	$453,834	$(14)	$(11)	$122,918		$113		$—

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

SMID Cap Equity Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$4,828	$108,065	$102,802	$—	(c)	$(3)	$10,088	10,084	$7		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	15,004	24,100	38,000	(1	)*	(3)	1,100	1,100	12	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	5,757	57,571	61,295	—		—	2,033	2,033	1	*	—

Total	$25,589	$189,736	$202,097	$(1)		$(6)	$13,221		$20		$—

U.S. Small Company Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a) (b)	$14,420	$282,734	$280,799	$(4)	$(1)	$16,350	16,342	$16		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	82,037	149,000	153,900	(11)*	(12)	77,114	77,106	112	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	9,849	135,068	126,871	—	—	18,046	18,046	4	*	—

Total	$106,306	$566,802	$561,570	$(15)	$(13)	$111,510		$132		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund, SMID Cap Equity Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

106	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2020 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$4,833	$16,591	$3,544	14,778	(a)
Ending Notional Balance Long	1,780	23,735	—	—

(a)	For the period July 1, 2020 through November 30, 2020.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$10	$1		$2		n/a	n/a		n/a		n/a		n/a		$—	(a)	$13
Small Cap Core Fund
Transfer agency fees	1	—	(a)	—	(a)	n/a	$—	(a)	$—	(a)	$—	(a)	$4		2		7
Small Cap Equity Fund
Transfer agency fees	134	3		27		n/a	1		—	(a)	—	(a)	5		11		181
Small Cap Growth Fund
Transfer agency fees	29	3		5		$4	2		1		—	(a)	1		38		83
Small Cap Value Fund
Transfer agency fees	8	1		4		n/a	13		3		—	(a)	2		22		53
SMID Cap Equity Fund
Transfer agency fees	22	1		3		n/a	n/a		—	(a)	—	(a)	n/a		1		27
U.S. Small Company Fund
Transfer agency fees	8	3		4		4	5		—	(a)	1		—	(a)	8		33

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

108	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$25	$—
Small Cap Core Fund	1	—
Small Cap Equity Fund	3	—	(a)
Small Cap Growth Fund	86	—	(a)
Small Cap Value Fund	2	—	(a)
SMID Cap Equity Fund	1	—	(a)
U.S. Small Company Fund	1	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5	Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a	n/a	n/a		n/a		n/a	0.74%
Small Cap Core Fund	1.24		1.74		0.99		n/a	1.49%	1.24%		0.99%		0.80%	0.74
Small Cap Equity Fund	n/a		n/a		0.99		n/a	1.49	n/a		0.99		0.80	n/a
Small Cap Growth Fund	1.24		1.74		0.99		n/a	1.49	1.24		0.99		0.84	0.74
Small Cap Value Fund	n/a		1.74		0.99		n/a	1.49	1.24		0.99		n/a	n/a
SMID Cap Equity Fund	1.14	(1)	1.64	(1)	0.89	(1)	n/a	n/a	1.14	(1)	0.89	(1)	n/a	0.64	(1)
U.S. Small Company Fund	n/a		n/a		n/a		n/a	n/a	n/a		n/a		n/a	n/a

(1)

Effective September 1, 2020, the contractual expense limitation were 0.99%, 1.49%, 0.74%, 0.99%, 0.74% and 0.49% for Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares, respectively and were in place until November 13, 2020.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021 for Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund and are in place until at least October 31, 2022 for SMID Cap Equity Fund.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees		Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$65		$43	$12	$120	$—
Small Cap Core Fund	64		42	34	140	1
Small Cap Equity Fund	—		—	267	267	—
Small Cap Growth Fund	89		58	41	188	38
Small Cap Value Fund	—	(a)	—	45	45	—
SMID Cap Equity Fund	137		89	24	250	1

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2020 were as follows (amounts in thousands):

Small Cap Blend Fund	$9
Small Cap Core Fund	4
Small Cap Equity Fund	177
Small Cap Growth Fund	51
Small Cap Value Fund	12
SMID Cap Equity Fund	5
U.S. Small Company Fund	10

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$235,883	$115,183
Small Cap Core Fund	115,761	163,180
Small Cap Equity Fund	1,022,044	1,390,648
Small Cap Growth Fund	1,572,828	1,185,889
Small Cap Value Fund	321,872	394,222
SMID Cap Equity Fund	430,040	508,865
U.S. Small Company Fund	351,854	559,405

110	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

During the six months ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$609,406	$214,204	$12,509	$201,695
Small Cap Core Fund	342,364	120,941	11,104	109,837
Small Cap Equity Fund	5,373,729	3,074,627	38,131	3,036,496
Small Cap Growth Fund	4,365,557	2,618,908	78,688	2,540,220
Small Cap Value Fund	1,049,172	324,115	57,112	267,003
SMID Cap Equity Fund	348,401	58,533	427	58,106
U.S. Small Company Fund	833,707	285,464	32,797	252,667

As of June 30, 2020, the Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
Small Cap Core Fund	$2,830	$—
Small Cap Value Fund	31,857	—
U.S. Small Company Fund	251	—

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$3,542	$—	$—
Small Cap Core Fund	20,567	5,235	—
Small Cap Equity Fund	63,340	195,533	—
Small Cap Growth Fund	—	—	5,268
Small Cap Value Fund	26,943	—	—
SMID Cap Equity Fund	11,113	—
U.S. Small Company Fund	15,756	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—	2	62.5%
Small Cap Core Fund	—	—	2	55.5
Small Cap Equity Fund	—	—	3	47.2
Small Cap Growth Fund	—	—	1	18.3
Small Cap Value Fund	—	—	1	10.6
SMID Cap Equity Fund	1	21.9%	1	14.4
U.S. Small Company Fund	—	—	2	32.3

As of December 31, 2020, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	18.9%	19.8%

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Because the Small Cap Value Fund may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is

112	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

On February 10, 2021, the Board of Trustees of JPM I approved the following changes for Small Cap Core Fund, which are expected to become effective on or about May 1, 2021: (i) a change to the Fund’s name to JPMorgan Small Cap Sustainable Leaders Fund; (ii) a change to the Fund’s investment strategy so that the Fund will invest in companies that, on a combined basis, appear attractive when considering the adviser’s sustainability criteria and financial characteristics; (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies meeting the adviser’s sustainability criteria; and (iv) the contractual expense limitations for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares will be reduced to 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, 0.89%, 0.70% and 0.65%, respectively, and will be in place until at least April 30, 2023.

Effective as of the close of business on February 5, 2021, Small Cap Growth Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,351.60	$7.29	1.23%
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,348.90	10.24	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,353.70	5.81	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R6
Actual	1,000.00	1,355.10	4.33	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,381.60	7.38	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,378.50	10.37	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,383.50	5.89	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R2
Actual	1,000.00	1,380.10	8.88	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,381.80	7.38	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23

114	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$1,383.60	$5.89	0.98%
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,384.90	4.75	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,385.20	4.39	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,319.30	7.42	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class C
Actual	1,000.00	1,316.00	10.10	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,321.30	5.73	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R2
Actual	1,000.00	1,317.80	8.65	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,319.50	7.19	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	1,321.30	5.73	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,322.40	4.62	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,323.00	4.27	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,473.70	7.67	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,470.60	10.77	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,475.70	6.12	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class L
Actual	1,000.00	1,476.60	5.24	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R2
Actual	1,000.00	1,471.40	9.22	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,474.00	7.67	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,475.20	$6.11	0.98%
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,476.70	5.18	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,477.20	4.56	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,360.20	7.56	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class C
Actual	1,000.00	1,356.60	10.28	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,362.10	5.83	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R2
Actual	1,000.00	1,358.50	8.80	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,360.00	7.32	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	1,361.90	5.83	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,363.30	5.18	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	1,363.40	4.59	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77

JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Actual	1,000.00	1,256.30	6.09	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class C
Actual	1,000.00	1,252.70	8.91	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class I
Actual	1,000.00	1,258.30	4.72	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R3
Actual	1,000.00	1,256.50	6.09	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class R4
Actual	1,000.00	1,258.10	4.72	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,258.90	3.25	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

116	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,376.10	$7.37	1.23%
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,372.90	10.41	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,377.20	5.81	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class L
Actual	1,000.00	1,379.10	4.92	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R2
Actual	1,000.00	1,373.70	8.91	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,376.30	7.31	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class R4
Actual	1,000.00	1,377.50	5.87	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,378.90	4.92	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R6
Actual	1,000.00	1,379.30	4.32	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	117

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory

Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

118	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	119

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund, Small Cap Value Fund, and SMID Cap Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by

Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Core Fund’s performance for Class A shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2020, and in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R5 shares was in the second quintile based upon the Peer Group, for each of the one-, three-, and five-year periods ended December 31, 2019, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019,

120	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

respectively. The Trustees noted that the performance for Class R6 shares was in the third and first quintiles based upon the Peer Group and in the third and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, fifth and third quintiles based upon the Peer Group and in the third, fifth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group and in the third and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SMID Cap Equity Fund’s performance for Class A shares was in the fifth, third and fourth quintiles based upon the Peer Group, and in the fourth, third and fourth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fourth, third, and third second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and first quintiles based upon the Peer Group, and in the fourth and third quintiles based upon the Universe, for the one- and three-year periods ended December 31, 20198, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the fourth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	121

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R5 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the fourth and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first

122	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2020

quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SMID Cap Equity Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the second quintile based the Peer Group and in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2020	J.P. MORGAN SMALL CAP FUNDS	123

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-SC-1220

Semi-Annual Report

JPMorgan SmartRetirement® Funds

December 31, 2020 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2020 ($000)
JPMorgan SmartRetirement® Income Fund	11.15%	7.79%	S&P Target Date Retirement Income Index	2,445,380

JPMorgan SmartRetirement® 2020 Fund	11.83%	11.39%	S&P Target Date 2020 Index	4,253,442

JPMorgan SmartRetirement® 2025 Fund	14.95%	13.80%	S&P Target Date 2025 Index	6,178,069

JPMorgan SmartRetirement® 2030 Fund	17.60%	16.07%	S&P Target Date 2030 Index	7,015,289

JPMorgan SmartRetirement® 2035 Fund	20.69%	18.60%	S&P Target Date 2035 Index	5,733,380

JPMorgan SmartRetirement® 2040 Fund	22.79%	20.32%	S&P Target Date 2040 Index	5,672,840

JPMorgan SmartRetirement® 2045 Fund	24.31%	21.36%	S&P Target Date 2045 Index	4,168,182

JPMorgan SmartRetirement® 2050 Fund	24.33%	21.87%	S&P Target Date 2050 Index	3,769,350

JPMorgan SmartRetirement® 2055 Fund	24.23%	22.14%	S&P Target Date 2055 Index	1,907,901

JPMorgan SmartRetirement® 2060 Fund	24.15%	22.13%	S&P Target Date 2060+ Index	361,672

*

Returns for the JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement® Funds’ returns are based on Class R5 Shares.

2	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	65.8%
U.S. Equity	15.8
International Equity	13.8
Short-Term Investments	2.1
Alternative Assets	1.9
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	62.2%
U.S. Equity	17.5
International Equity	14.6
Short-Term Investments	3.0
Alternative Assets	2.1
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2025 Fund
Fixed Income	50.4%
U.S. Equity	24.3
International Equity	20.9
Alternative Assets	2.7
Short-Term Investments	1.0
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement® 2030 Fund
Fixed Income	37.6%
U.S. Equity	31.2
International Equity	25.6
Alternative Assets	3.5
Short-Term Investments	1.4
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	37.9%
International Equity	30.6
Fixed Income	25.5
Alternative Assets	3.8
Short-Term Investments	1.5
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	42.3%
International Equity	33.8
Fixed Income	16.2
Alternative Assets	4.7
Short-Term Investments	2.2
U.S. Treasury Obligations	0.8

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	46.6%
International Equity	36.7
Fixed Income	9.1
Alternative Assets	5.0
Short-Term Investments	1.9
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	46.3%
International Equity	36.7
Fixed Income	9.1
Alternative Assets	4.9
Short-Term Investments	2.3
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	47.1%
International Equity	37.3
Fixed Income	9.0
Alternative Assets	5.2
Short-Term Investments	0.8
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2060 Fund
U.S. Equity	47.2%
International Equity	35.7
Fixed Income	9.3
Alternative Assets	4.8
Short-Term Investments	2.0
U.S. Treasury Obligations	1.0

*	The percentages indicated are based on total investments as of December 31, 2020. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices – including former Fed Chairwoman Janet Yellen – removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each of the JPMorgan SmartRetirement® Funds (Class I Shares or Class R5 Shares) outperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2020.

In terms of manager selection, the Funds’ investments in the JPMorgan U.S. Equity Fund, the JPMorgan Emerging Markets Strategic Debt Fund, the JPMorgan Income Fund, the JPMorgan Emerging Markets Equity Fund and various JPMorgan U.S. core fixed income funds were leading contributors to relative performance. The Funds’ investments in the JPMorgan Equity Income Fund, the JPMorgan Small Cap Equity Fund, the JPMorgan International Advantage Fund and the JPMorgan High Yield Bond Fund detracted from performance.

From a strategic perspective, relative to their respective Benchmarks, the Funds’ higher allocations to emerging markets equity and extended credit were leading contributors to performance. The Fund’s lower allocations overall to equity, in particular small cap and mid cap equity, and their higher allocations to real estate investment trusts detracted from performance.

From a tactical perspective, the Funds’ allocations to equity were leading contributors to relative performance, while their allocations to 10-year U.S. Treasury bonds detracted from relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (“underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		6.04%	4.78%	5.78%	5.07%
Without Sales Charge		11.01	9.71	6.76	5.55
CLASS C SHARES	May 15, 2006
With CDSC***		9.68	8.01	6.08	5.01
Without CDSC		10.68	9.01	6.08	5.01
CLASS I SHARES	May 15, 2006	11.12	9.81	6.87	5.67
CLASS R2 SHARES	November 3, 2008	10.80	9.24	6.34	5.22
CLASS R3 SHARES	September 9, 2016	10.90	9.49	6.57	5.46
CLASS R4 SHARES	September 9, 2016	11.06	9.72	6.81	5.64
CLASS R5 SHARES	May 15, 2006	11.15	9.97	6.99	5.80
CLASS R6 SHARES	November 3, 2014	11.15	10.02	7.08	5.85

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® Income Fund and the S&P Target Date Retirement Income Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to

June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		6.63%	5.09%	6.59%	6.44%
Without Sales Charge		11.67	10.05	7.58	6.93
CLASS C SHARES	May 15, 2006
With CDSC***		10.36	8.38	6.93	6.38
Without CDSC		11.36	9.38	6.93	6.38
CLASS I SHARES	May 15, 2006	11.76	10.23	7.73	7.05
CLASS R2 SHARES	November 3, 2008	11.45	9.60	7.19	6.60
CLASS R3 SHARES	September 9, 2016	11.61	9.90	7.43	6.85
CLASS R4 SHARES	September 9, 2016	11.80	10.19	7.68	7.03
CLASS R5 SHARES	May 15, 2006	11.83	10.31	7.85	7.19
CLASS R6 SHARES	November 3, 2014	11.95	10.48	7.95	7.25

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2020 Fund and the S&P Target Date 2020 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		9.66%	6.45%	7.56%	7.23%
Without Sales Charge		14.84	11.48	8.55	7.72
CLASS C SHARES	July 31, 2007
With CDSC***		13.51	9.86	7.90	7.16
Without CDSC		14.51	10.86	7.90	7.16
CLASS I SHARES	July 31, 2007	14.95	11.67	8.70	7.85
CLASS R2 SHARES	November 3, 2008	14.65	11.13	8.18	7.40
CLASS R3 SHARES	September 9, 2016	14.80	11.37	8.44	7.66
CLASS R4 SHARES	September 9, 2016	14.94	11.66	8.67	7.83
CLASS R5 SHARES	July 31, 2007	15.02	11.84	8.85	7.99
CLASS R6 SHARES	November 3, 2014	15.08	11.89	8.95	8.05

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2025 Fund and the S&P Target Date 2025 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the

S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		12.05%	7.19%	8.36%	7.79%
Without Sales Charge		17.35	12.23	9.36	8.29
CLASS C SHARES	May 15, 2006
With CDSC***		16.04	10.57	8.70	7.73
Without CDSC		17.04	11.57	8.70	7.73
CLASS I SHARES	May 15, 2006	17.50	12.43	9.52	8.41
CLASS R2 SHARES	November 3, 2008	17.18	11.89	8.99	7.97
CLASS R3 SHARES	September 9, 2016	17.32	12.14	9.25	8.23
CLASS R4 SHARES	September 9, 2016	17.43	12.41	9.49	8.40
CLASS R5 SHARES	May 15, 2006	17.60	12.62	9.66	8.57
CLASS R6 SHARES	November 3, 2014	17.66	12.74	9.76	8.62

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2030 Fund and the S&P Target Date 2030 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		15.21%	8.83%	9.06%	8.34%
Without Sales Charge		20.61	13.96	10.07	8.84
CLASS C SHARES	July 31, 2007
With CDSC***		19.27	12.33	9.42	8.29
Without CDSC		20.27	13.33	9.42	8.29
CLASS I SHARES	July 31, 2007	20.69	14.16	10.24	8.97
CLASS R2 SHARES	November 3, 2008	20.37	13.56	9.70	8.52
CLASS R3 SHARES	September 9, 2016	20.56	13.89	9.95	8.78
CLASS R4 SHARES	September 9, 2016	20.69	14.15	10.22	8.96
CLASS R5 SHARES	July 31, 2007	20.77	14.34	10.38	9.13
CLASS R6 SHARES	November 3, 2014	20.83	14.45	10.48	9.19

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2035 Fund and the S&P Target Date 2035 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the

S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		17.06%	9.58%	9.64%	8.69%
Without Sales Charge		22.59	14.72	10.66	9.19
CLASS C SHARES	May 15, 2006
With CDSC***		21.21	13.06	9.98	8.63
Without CDSC		22.21	14.06	9.98	8.63
CLASS I SHARES	May 15, 2006	22.65	14.90	10.82	9.32
CLASS R2 SHARES	November 3, 2008	22.35	14.34	10.28	8.86
CLASS R3 SHARES	September 9, 2016	22.54	14.64	10.54	9.13
CLASS R4 SHARES	September 9, 2016	22.67	14.90	10.79	9.31
CLASS R5 SHARES	May 15, 2006	22.79	15.09	10.96	9.48
CLASS R6 SHARES	November 3, 2014	22.85	15.20	11.07	9.54

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2040 Fund and the S&P Target Date 2040 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		18.57%	9.98%	9.83%	8.80%
Without Sales Charge		24.13	15.18	10.85	9.30
CLASS C SHARES	July 31, 2007
With CDSC***		22.82	13.51	10.18	8.74
Without CDSC		23.82	14.51	10.18	8.74
CLASS I SHARES	July 31, 2007	24.23	15.35	11.02	9.44
CLASS R2 SHARES	November 3, 2008	23.91	14.72	10.48	8.98
CLASS R3 SHARES	September 9, 2016	24.02	15.06	10.72	9.24
CLASS R4 SHARES	September 9, 2016	24.20	15.31	10.98	9.42
CLASS R5 SHARES	July 31, 2007	24.31	15.52	11.15	9.59
CLASS R6 SHARES	November 3, 2014	24.43	15.64	11.27	9.65

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2045 Fund and the S&P Target Date 2045 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		18.49%	9.95%	9.82%	8.78%
Without Sales Charge		24.07	15.12	10.83	9.29
CLASS C SHARES	July 31, 2007
With CDSC***		22.75	13.49	10.17	8.72
Without CDSC		23.75	14.49	10.17	8.72
CLASS I SHARES	July 31, 2007	24.17	15.28	10.98	9.42
CLASS R2 SHARES	November 3, 2008	23.94	14.74	10.47	8.97
CLASS R3 SHARES	September 9, 2016	24.04	15.00	10.71	9.22
CLASS R4 SHARES	September 9, 2016	24.17	15.28	10.96	9.41
CLASS R5 SHARES	July 31, 2007	24.33	15.49	11.14	9.57
CLASS R6 SHARES	November 3, 2014	24.38	15.59	11.24	9.64

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2050 Fund and the S&P Target Date 2050 Index from December 31, 2010 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge**		18.57%	9.92%	9.83%	9.84%
Without Sales Charge		24.14	15.11	10.85	10.41
CLASS C SHARES	January 31, 2012
With CDSC***		22.74	13.43	10.18	9.79
Without CDSC		23.74	14.43	10.18	9.79
CLASS I SHARES	January 31, 2012	24.23	15.32	11.01	10.55
CLASS R2 SHARES	January 31, 2012	23.90	14.72	10.48	10.08
CLASS R3 SHARES	September 9, 2016	24.04	15.04	10.73	10.34
CLASS R4 SHARES	September 9, 2016	24.17	15.30	10.98	10.53
CLASS R5 SHARES	January 31, 2012	24.30	15.48	11.16	10.70
CLASS R6 SHARES	November 3, 2014	24.35	15.59	11.26	10.77

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2055 Fund and the S&P Target Date 2055 Index from January 31, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge**		18.43%	9.80%	10.24%
Without Sales Charge		24.04	14.96	11.42
CLASS C SHARES	August 31, 2016
With CDSC***		22.72	13.34	10.76
Without CDSC		23.72	14.34	10.76
CLASS I SHARES	August 31, 2016	24.15	15.18	11.59
CLASS R2 SHARES	August 31, 2016	23.88	14.58	11.03
CLASS R3 SHARES	September 9, 2016	24.02	14.89	11.29
CLASS R4 SHARES	September 9, 2016	24.22	15.22	11.57
CLASS R5 SHARES	August 31, 2016	24.31	15.34	11.73
CLASS R6 SHARES	August 31, 2016	24.32	15.48	11.85

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 95.3%

Alternative Assets — 1.7%

JPMorgan Realty Income Fund Class R6 Shares (a)	3,129	41,456

Fixed Income — 65.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	45,141	554,788

JPMorgan Corporate Bond Fund Class R6 Shares (a)	11,604	126,720

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,463	20,442

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,429	20,115

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	3,931	34,786

JPMorgan High Yield Fund Class R6 Shares (a)	31,653	225,367

JPMorgan Income Fund Class R6 Shares (a)	5,010	47,243

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	17,855	192,118

JPMorgan Managed Income Fund Class L Shares (a)	2,990	30,021

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	36,536	360,246

Total Fixed Income		1,611,846

International Equity — 13.8%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,091	92,063

JPMorgan International Advantage Fund Class R6 Shares (a)	1,268	26,270

JPMorgan International Equity Fund Class R6 Shares (a)	6,404	128,406

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	4,821	91,591

Total International Equity		338,330

U.S. Equity — 13.9%

JPMorgan Equity Income Fund Class R6 Shares (a)	6,471	127,671

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	230	15,918

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	276	8,493

JPMorgan Small Cap Value Fund Class R6 Shares (a)	238	6,416

JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,440	180,677

Total U.S. Equity		339,175

Total Investment Companies (Cost $2,033,420)		2,330,807

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 2.2%

Alternative Assets — 0.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	50	3,979

U.S. Equity — 2.0%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	622	49,039

Total Exchange-traded Funds (Cost $45,978)		53,018

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $14,680)	14,666	14,691

	SHARES (000)
Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $51,007)	51,007	51,007

Total Investments — 100.2% (Cost $2,145,085)		2,449,523
Liabilities in Excess of Other Assets — (0.2)%		(4,143)

NET ASSETS — 100.0%		2,445,380

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	25

JPMorgan SmartRetirement® Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	152	03/2021	EUR	6,592	127

MSCI Emerging Markets E-Mini Index	107	03/2021	USD	6,890	192

Russell 2000 E-Mini Index	141	03/2021	USD	13,944	409

S&P 500 E-Mini Index	303	03/2021	USD	56,741	1,277

TOPIX Index	38	03/2021	JPY	6,659	125

U.S. Treasury 10 Year Note	1,801	03/2021	USD	248,594	214

					2,344

Short Contracts

DJ US Real Estate Index	(252)	03/2021	USD	(8,450)	(286)

Euro-Bund	(319)	03/2021	EUR	(69,227)	(355)

MSCI EAFE E-Mini Index	(62)	03/2021	USD	(6,614)	(142)

					(783)

					1,561

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 94.1%

Alternative Assets — 1.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	5,986	79,309

Fixed Income — 62.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	76,443	939,486

JPMorgan Corporate Bond Fund Class R6 Shares (a)	19,988	218,270

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,229	35,098

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,044	33,481

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,425	48,010

JPMorgan High Yield Fund Class R6 Shares (a)	54,106	385,238

JPMorgan Income Fund Class R6 Shares (a)	7,154	67,463

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	27,043	290,987

JPMorgan Managed Income Fund Class L Shares (a)	1,615	16,218

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	62,314	614,416

Total Fixed Income		2,648,667

International Equity — 14.6%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,724	163,939

JPMorgan International Advantage Fund Class R6 Shares (a)	2,534	52,471

JPMorgan International Equity Fund Class R6 Shares (a)	12,078	242,154

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	8,568	162,793

Total International Equity		621,357

U.S. Equity — 15.3%

JPMorgan Equity Income Fund Class R6 Shares (a)	12,322	243,115

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	445	30,815

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	482	14,845

JPMorgan Small Cap Value Fund Class R6 Shares (a)	683	18,400

JPMorgan U.S. Equity Fund Class R6 Shares (a)	18,034	345,169

Total U.S. Equity		652,344

Total Investment Companies (Cost $3,468,460)		4,001,677

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 2.3%

Alternative Assets — 0.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	113	8,953

U.S. Equity — 2.1%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	1,159	91,277

Total Exchange-Traded Funds (Cost $87,307)		100,230

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $24,787)	24,763	24,805

	SHARES (000)
Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $126,641)	126,641	126,641

Total Investments — 100.0% (Cost $3,707,195)		4,253,353
Other Assets Less Liabilities — 0.0% (d)		89

NET ASSETS — 100.0%		4,253,442

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.
(d)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	27

JPMorgan SmartRetirement® 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	261	03/2021	EUR	11,319	218

MSCI Emerging Markets E-Mini Index	329	03/2021	USD	21,184	587

Russell 2000 E-Mini Index	212	03/2021	USD	20,966	614

S&P 500 E-Mini Index	562	03/2021	USD	105,242	2,369

TOPIX Index	65	03/2021	JPY	11,391	214

U.S. Treasury 10 Year Note	3,121	03/2021	USD	430,796	335

					4,337

Short Contracts

DJ US Real Estate Index	(471)	03/2021	USD	(15,793)	(535)

Euro-Bund	(551)	03/2021	EUR	(119,575)	(613)

MSCI EAFE E-Mini Index	(12)	03/2021	USD	(1,280)	(27)

					(1,175)

					3,162

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 95.7%

Alternative Assets — 2.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,413	151,225

Fixed Income — 50.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	99,237	1,219,619

JPMorgan Corporate Bond Fund Class R6 Shares (a)	26,316	287,375

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,060	41,995

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,059	41,886

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,028	53,344

JPMorgan High Yield Fund Class R6 Shares (a)	59,853	426,155

JPMorgan Income Fund Class R6 Shares (a)	6,578	62,029

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	14,689	158,056

JPMorgan Managed Income Fund Class L Shares (a)	1,553	15,597

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	81,873	807,264

Total Fixed Income		3,113,320

International Equity — 20.9%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	7,533	331,605

JPMorgan International Advantage Fund Class R6 Shares (a)	5,065	104,894

JPMorgan International Equity Fund Class R6 Shares (a)	25,104	503,328

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	18,424	350,048

Total International Equity		1,289,875

U.S. Equity — 22.0%

JPMorgan Equity Income Fund Class R6 Shares (a)	24,937	492,014

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	984	68,120

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,152	35,514

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,364	36,769

JPMorgan U.S. Equity Fund Class R6 Shares (a)	37,910	725,596

Total U.S. Equity		1,358,013

Total Investment Companies (Cost $5,117,916)		5,912,433

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 2.6%

Alternative Assets — 0.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	198	15,690

U.S. Equity — 2.4%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	1,851	145,858

Total Exchange-Traded Funds (Cost $141,060)		161,548

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $43,557)	43,525	43,600

	SHARES (000)
Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $64,003)	64,003	64,003

Total Investments — 100.1% (Cost $5,366,536)		6,181,584
Liabilities in Excess of Other Assets — (0.1)%		(3,515)

NET ASSETS — 100.0%		6,178,069

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	29

JPMorgan SmartRetirement® 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	378	03/2021	EUR	16,393	315

MSCI Emerging Markets E-Mini Index	517	03/2021	USD	33,290	922

Russell 2000 E-Mini Index	371	03/2021	USD	36,690	1,075

S&P 500 E-Mini Index	1,155	03/2021	USD	216,288	4,869

S&P Midcap 400 E-Mini Index	115	03/2021	USD	26,509	723

TOPIX Index	94	03/2021	JPY	16,473	309

U.S. Treasury 10 Year Note	4,034	03/2021	USD	556,818	433

					8,646

Short Contracts

DJ US Real Estate Index	(139)	03/2021	USD	(4,661)	(158)

Euro-Bund	(702)	03/2021	EUR	(152,344)	(781)

MSCI EAFE E-Mini Index	(100)	03/2021	USD	(10,668)	(229)

					(1,168)

					7,478

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 93.0%

Alternative Assets — 2.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	15,471	204,987

Fixed Income — 37.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	87,426	1,074,466

JPMorgan Corporate Bond Fund Class R6 Shares (a)	22,972	250,859

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,814	39,954

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,832	40,006

JPMorgan High Yield Fund Class R6 Shares (a)	60,028	427,397

JPMorgan Income Fund Class R6 Shares (a)	4,125	38,896

JPMorgan Managed Income Fund Class L Shares (a)	3,464	34,782

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	73,185	721,604

Total Fixed Income		2,627,964

International Equity — 25.5%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	10,241	450,827

JPMorgan International Advantage Fund Class R6 Shares (a)	7,692	159,312

JPMorgan International Equity Fund Class R6 Shares (a)	34,519	692,114

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	25,686	488,041

Total International Equity		1,790,294

U.S. Equity — 27.1%

JPMorgan Equity Income Fund Class R6 Shares (a)	35,840	707,129

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,411	97,709

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,559	48,042

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,869	50,378

JPMorgan U.S. Equity Fund Class R6 Shares (a)	52,306	1,001,130

Total U.S. Equity		1,904,388

Total Investment Companies (Cost $5,464,052)		6,527,633

Exchange-Traded Funds — 4.5%

Alternative Assets — 0.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	527	41,751

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.9%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	3,469	273,276

Total Exchange-Traded Funds (Cost $278,091)		315,027

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $45,834)	45,800	45,879

	SHARES (000)
Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $96,541)	96,541	96,541

Total Investments — 99.6% (Cost $5,884,518)		6,985,080
Other Assets Less Liabilities — 0.4%		30,209

NET ASSETS — 100.0%		7,015,289

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	31

JPMorgan SmartRetirement® 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	423	03/2021	EUR	18,345	353

MSCI EAFE E-Mini Index	2	03/2021	USD	214	4

MSCI Emerging Markets E-Mini Index	769	03/2021	USD	49,516	1,362

Russell 2000 E-Mini Index	150	03/2021	USD	14,834	435

S&P 500 E-Mini Index	1,700	03/2021	USD	318,346	7,166

TOPIX Index	105	03/2021	JPY	18,401	345

U.S. Treasury 10 Year Note	4,264	03/2021	USD	588,565	500

					10,165

Short Contracts

DJ US Real Estate Index	(345)	03/2021	USD	(11,568)	(392)

Euro-Bund	(817)	03/2021	EUR	(177,300)	(909)

					(1,301)

					8,864

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 96.8%

Alternative Assets — 3.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	14,734	195,221

Fixed Income — 25.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	22,950	282,052

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	69,751	608,227

JPMorgan Corporate Bond Fund Class R6 Shares (a)	18,748	204,727

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,132	25,995

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,083	25,525

JPMorgan High Yield Fund Class R6 Shares (a)	43,093	306,819

JPMorgan Managed Income Fund Class L Shares (a)	314	3,155

Total Fixed Income		1,456,500

International Equity — 30.5%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	21,886	458,294

JPMorgan International Advantage Fund Class R6 Shares (a)	12,974	268,698

JPMorgan International Focus Fund Class R6 Shares (a)	19,817	515,845

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	26,673	506,788

Total International Equity		1,749,625

U.S. Equity — 37.5%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	19,827	647,367

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	806	55,783

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	892	27,483

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,109	29,892

JPMorgan U.S. Equity Fund Class R6 Shares (a)	27,661	529,428

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,145	417,890

JPMorgan Value Advantage Fund Class R6 Shares (a)	12,459	442,284

Total U.S. Equity		2,150,127

Total Investment Companies (Cost $4,380,780)		5,551,473

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.8%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $41,788)	41,758	41,830

	SHARES (000)
Exchange-Traded funds — 0.6%

Alternative Assets — 0.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	240	18,981

U.S. Equity — 0.3%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	206	16,213

Total Exchange-Traded Funds (Cost $34,932)		35,194

Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $85,821)	85,821	85,821

Total Investments — 99.7% (Cost $4,543,321)		5,714,318
Other Assets Less Liabilities — 0.3%		19,062

NET ASSETS — 100.0%		5,733,380

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	33

JPMorgan SmartRetirement® 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	688	03/2021	EUR	29,837	574

MSCI Emerging Markets E-Mini Index	713	03/2021	USD	45,910	1,277

Russell 2000 E-Mini Index	623	03/2021	USD	61,612	1,805

S&P 500 E-Mini Index	716	03/2021	USD	134,080	3,018

S&P Midcap 400 E-Mini Index	364	03/2021	USD	83,906	2,288

TOPIX Index	172	03/2021	JPY	30,142	566

U.S. Treasury 10 Year Note	1,402	03/2021	USD	193,520	150

					9,678

Short Contracts

Euro-Bund	(816)	03/2021	EUR	(177,083)	(908)

MSCI EAFE E-Mini Index	(10)	03/2021	USD	(1,067)	(23)

					(931)

					8,747

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 96.4%

Alternative Assets — 3.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	16,640	220,475

Fixed Income — 16.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	14,194	174,441

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	39,126	341,183

JPMorgan Corporate Bond Fund Class R6 Shares (a)	10,212	111,520

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,243	18,620

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,135	17,677

JPMorgan High Yield Fund Class R6 Shares (a)	36,823	262,182

JPMorgan Managed Income Fund Class L Shares (a)	306	3,073

Total Fixed Income		928,696

International Equity — 34.0%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	23,371	489,399

JPMorgan International Advantage Fund Class R6 Shares (a)	14,780	306,099

JPMorgan International Focus Fund Class R6 Shares (a)	22,110	575,520

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	29,561	561,654

Total International Equity		1,932,672

U.S. Equity — 42.1%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	21,616	705,779

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	896	62,035

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,019	31,393

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,401	37,779

JPMorgan U.S. Equity Fund Class R6 Shares (a)	30,325	580,418

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	14,735	468,431

JPMorgan Value Advantage Fund Class R6 Shares (a)	14,145	502,162

Total U.S. Equity		2,387,997

Total Investment Companies (Cost $4,132,156)		5,469,840

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 1.4%

Alternative Assets — 0.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	599	47,393

U.S. Equity — 0.6%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	404	31,837

Total Exchange-Traded Funds (Cost $79,904)		79,230

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $43,185)	43,150	43,225

	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $128,647)	128,647	128,647

Total Investments — 100.8% (Cost $4,383,892)		5,720,942
Liabilities in Excess of Other Assets — (0.8)%		(48,102)

NET ASSETS — 100.0%		5,672,840

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	35

JPMorgan SmartRetirement® 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	676	03/2021	EUR	29,317	564

MSCI Emerging Markets E-Mini Index	998	03/2021	USD	64,261	1,778

Russell 2000 E-Mini Index	530	03/2021	USD	52,414	1,536

S&P 500 E-Mini Index	815	03/2021	USD	152,619	3,435

S&P Midcap 400 E-Mini Index	371	03/2021	USD	85,519	2,332

TOPIX Index	168	03/2021	JPY	29,441	553

U.S. Treasury 10 Year Note	1,292	03/2021	USD	178,337	139

					10,337

Short Contracts

DJ US Real Estate Index	(754)	03/2021	USD	(25,281)	(856)

Euro-Bund	(792)	03/2021	EUR	(171,875)	(881)

					(1,737)

					8,600

Abbreviations

EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 96.0%

Alternative Assets — 4.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	13,132	174,000

Fixed Income — 9.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	5,335	65,562

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,328	90,063

JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,677	40,151

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,110	9,213

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,041	8,616

JPMorgan High Yield Fund Class R6 Shares (a)	23,033	163,995

JPMorgan Managed Income Fund Class L Shares (a)	312	3,130

Total Fixed Income		380,730

International Equity — 36.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	18,664	390,816

JPMorgan International Advantage Fund Class R6 Shares (a)	11,605	240,338

JPMorgan International Focus Fund Class R6 Shares (a)	17,594	457,968

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	23,669	449,711

Total International Equity		1,538,833

U.S. Equity — 45.7%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	17,389	567,746

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	699	48,382

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	951	29,305

JPMorgan Small Cap Value Fund Class R6 Shares (a)	951	25,633

JPMorgan U.S. Equity Fund Class R6 Shares (a)	24,137	461,990

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	11,858	376,950

JPMorgan Value Advantage Fund Class R6 Shares (a)	11,152	395,908

Total U.S. Equity		1,905,914

Total Investment Companies (Cost $3,102,646)		3,999,477

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 1.9%

Alternative Assets — 0.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	427	33,817

U.S. Equity — 1.1%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	595	46,865

Total Exchange-Traded Funds (Cost $77,467)		80,682

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $27,284)	27,263	27,310

	SHARES (000)
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $79,592)	79,592	79,592

Total Investments — 100.5% (Cost $3,286,989)		4,187,061
Liabilities in Excess of Other Assets — (0.5)%		(18,879)

NET ASSETS — 100.0%		4,168,182

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	37

JPMorgan SmartRetirement® 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	497	03/2021	EUR	21,554	415

MSCI Emerging Markets E-Mini Index	684	03/2021	USD	44,043	1,216

Russell 2000 E-Mini Index	374	03/2021	USD	36,987	1,084

S&P 500 E-Mini Index	619	03/2021	USD	115,915	2,749

S&P Midcap 400 E-Mini Index	211	03/2021	USD	48,638	1,326

TOPIX Index	124	03/2021	JPY	21,730	408

U.S. Treasury 10 Year Note	1,114	03/2021	USD	153,767	94

					7,292

Short Contracts

DJ US Real Estate Index	(225)	03/2021	USD	(7,544)	(255)

Euro-Bund	(573)	03/2021	EUR	(124,349)	(638)

MSCI EAFE E-Mini Index	(51)	03/2021	USD	(5,441)	(70)

					(963)

					6,329

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 96.5%

Alternative Assets — 4.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,821	156,633

Fixed Income — 9.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,801	59,003

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,315	81,225

JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,294	35,975

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	997	8,278

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	935	7,740

JPMorgan High Yield Fund Class R6 Shares (a)	21,567	153,559

JPMorgan Managed Income Fund Class L Shares (a)	280	2,815

Total Fixed Income		348,595

International Equity — 37.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	17,194	360,041

JPMorgan International Advantage Fund Class R6 Shares (a)	10,832	224,326

JPMorgan International Focus Fund Class R6 Shares (a)	16,046	417,677

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	21,153	401,904

Total International Equity		1,403,948

U.S. Equity — 45.9%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	15,906	519,337

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	662	45,831

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	701	21,609

JPMorgan Small Cap Value Fund Class R6 Shares (a)	896	24,148

JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,216	425,219

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,630	337,940

JPMorgan Value Advantage Fund Class R6 Shares (a)	10,029	356,015

Total U.S. Equity		1,730,099

Total Investment Companies (Cost $2,839,024)		3,639,275

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 1.9%

Alternative Assets — 0.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	380	30,056

U.S. Equity — 1.1%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	537	42,323

Total Exchange-Traded Funds (Cost $69,419)		72,379

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $24,860)	24,840	24,883

	SHARES (000)
Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $88,654)	88,654	88,654

Total Investments — 101.5% (Cost $3,021,957)		3,825,191
Liabilities in Excess of Other Assets — (1.5)%		(55,841)

NET ASSETS — 100.0%		3,769,350

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	39

JPMorgan SmartRetirement® 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	448	03/2021	EUR	19,429	374

MSCI Emerging Markets E-Mini Index	547	03/2021	USD	35,221	978

Russell 2000 E-Mini Index	419	03/2021	USD	41,437	1,214

S&P 500 E-Mini Index	550	03/2021	USD	102,995	2,318

S&P Midcap 400 E-Mini Index	169	03/2021	USD	38,956	1,062

TOPIX Index	112	03/2021	JPY	19,628	369

U.S. Treasury 10 Year Note	994	03/2021	USD	137,203	83

					6,398

Short Contracts

DJ US Real Estate Index	(192)	03/2021	USD	(6,438)	(218)

Euro-Bund	(515)	03/2021	EUR	(111,762)	(573)

					(791)

					5,607

Abbreviations

EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 96.2%

Alternative Assets — 4.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	5,875	77,840

Fixed Income — 9.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,379	29,236

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,678	40,795

JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,587	17,325

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	480	3,988

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	451	3,731

JPMorgan High Yield Fund Class R6 Shares (a)	10,768	76,665

JPMorgan Managed Income Fund Class L Shares (a)	107	1,073

Total Fixed Income		172,813

International Equity — 37.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,006	188,579

JPMorgan International Advantage Fund Class R6 Shares (a)	5,063	104,852

JPMorgan International Focus Fund Class R6 Shares (a)	8,053	209,626

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,093	210,759

Total International Equity		713,816

U.S. Equity — 45.6%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	7,757	253,259

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	329	22,808

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	404	12,465

JPMorgan Small Cap Value Fund Class R6 Shares (a)	385	10,375

JPMorgan U.S. Equity Fund Class R6 Shares (a)	11,113	212,706

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,400	171,671

JPMorgan Value Advantage Fund Class R6 Shares (a)	5,266	186,935

Total U.S. Equity		870,219

Total Investment Companies (Cost $1,498,239)		1,834,688

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 2.8%

Alternative Assets — 1.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	270	21,396

U.S. Equity — 1.7%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	402	31,670

Total Exchange-Traded Funds (Cost $50,815)		53,066

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $12,476)	12,467	12,489

	SHARES (000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $15,749)	15,749	15,749

Total Investments — 100.4% (Cost $1,577,279)		1,915,992
Liabilities in Excess of Other Assets — (0.4)%		(8,091)

NET ASSETS — 100.0%		1,907,901

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	41

JPMorgan SmartRetirement® 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	225	03/2021	EUR	9,758	188

MSCI Emerging Markets E-Mini Index	160	03/2021	USD	10,302	288

Russell 2000 E-Mini Index	203	03/2021	USD	20,076	588

S&P 500 E-Mini Index	279	03/2021	USD	52,246	1,176

S&P Midcap 400 E-Mini Index	59	03/2021	USD	13,600	371

TOPIX Index	56	03/2021	JPY	9,814	184

U.S. Treasury 10 Year Note	495	03/2021	USD	68,325	41

					2,836

Short Contracts

DJ US Real Estate Index	(258)	03/2021	USD	(8,651)	(293)

Euro-Bund	(249)	03/2021	EUR	(54,036)	(277)

MSCI EAFE E-Mini Index	(22)	03/2021	USD	(2,347)	(50)

					(620)

					2,216

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 94.9%

Alternative Assets — 4.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,109	14,689

Fixed Income — 9.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	422	5,192

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,007	8,777

JPMorgan Corporate Bond Fund Class R6 Shares (a)	332	3,622

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	76	634

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	72	593

JPMorgan High Yield Fund Class R6 Shares (a)	2,036	14,493

JPMorgan Managed Income Fund Class L Shares (a)	82	822

Total Fixed Income		34,133

International Equity — 36.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,656	34,672

JPMorgan International Advantage Fund Class R6 Shares (a)	817	16,927

JPMorgan International Focus Fund Class R6 Shares (a)	1,555	40,481

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	2,038	38,720

Total International Equity		130,800

U.S. Equity — 45.2%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	1,480	48,308

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	64	4,428

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	73	2,251

JPMorgan Small Cap Value Fund Class R6 Shares (a)	72	1,947

JPMorgan U.S. Equity Fund Class R6 Shares (a)	2,085	39,905

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	1,004	31,911

JPMorgan Value Advantage Fund Class R6 Shares (a)	981	34,843

Total U.S. Equity		163,593

Total Investment Companies (Cost $295,796)		343,215

Exchange-Traded funds — 3.3%

Alternative Assets — 0.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	38	2,985

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.5%

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	115	9,027

Total Exchange-Traded Funds (Cost $10,987)		12,012

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $3,430)	3,428	3,434

	SHARES (000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $7,357)	7,357	7,357

Total Investments — 101.2% (Cost $317,570)		366,018
Liabilities in Excess of Other Assets — (1.2)%		(4,346)

NET ASSETS — 100.0%		361,672

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	43

JPMorgan SmartRetirement® 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	42	03/2021	EUR	1,822	35

MSCI EAFE E-Mini Index	42	03/2021	USD	4,481	95

MSCI Emerging Markets E-Mini Index	66	03/2021	USD	4,250	118

Russell 2000 E-Mini Index	38	03/2021	USD	3,758	110

S&P 500 E-Mini Index	57	03/2021	USD	10,674	264

TOPIX Index	11	03/2021	JPY	1,928	36

U.S. Treasury 10 Year Note	73	03/2021	USD	10,076	8

					666

Short Contracts

DJ US Real Estate Index	(23)	03/2021	USD	(771)	(26)

Euro-Bund	(47)	03/2021	EUR	(10,200)	(52)

S&P Midcap 400 E-Mini Index	(3)	03/2021	USD	(692)	(13)

					(91)

					575

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$14,691	$24,805	$43,600
Investments in affiliates, at value	2,434,832	4,228,548	6,137,984
Cash	2	4	3
Receivables:
Investment securities sold	19,753	24,432	42,366
Fund shares sold	2,224	3,837	6,563
Interest from non-affiliates	153	259	455
Dividends from affiliates	197	272	260
Variation margin on futures contracts	2,509	5,483	8,778
Due from adviser	44	45	73

Total Assets	2,474,405	4,287,685	6,240,082

LIABILITIES:
Payables:
Distributions	1,146	1,469	2,787
Investment securities purchased	189	256	235
Fund shares redeemed	27,227	31,685	57,900
Accrued liabilities:
Distribution fees	194	279	387
Service fees	156	333	496
Custodian and accounting fees	—	5	6
Other	113	216	202

Total Liabilities	29,025	34,243	62,013

Net Assets	$2,445,380	$4,253,442	$6,178,069

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
NET ASSETS:
Paid-in-Capital	$2,116,487	$3,660,723	$5,266,189
Total distributable earnings (loss)	328,893	592,719	911,880

Total Net Assets	$2,445,380	$4,253,442	$6,178,069

Net Assets:
Class A	$664,934	$896,173	$1,260,925
Class C	13,606	18,142	27,939
Class I	194,058	347,865	469,871
Class R2	87,315	157,212	212,251
Class R3	18,312	38,911	42,424
Class R4	16,080	28,709	44,056
Class R5	644,493	1,279,571	1,756,770
Class R6	806,582	1,486,859	2,363,833

Total	$2,445,380	$4,253,442	$6,178,069

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	38,336	48,675	65,754
Class C	788	990	1,463
Class I	11,162	18,812	24,431
Class R2	5,046	8,568	11,116
Class R3	1,061	2,124	2,222
Class R4	927	1,557	2,298
Class R5	36,994	69,104	91,242
Class R6	46,307	80,281	122,748

Net Asset Value (a):
Class A — Redemption price per share	$17.34	$18.41	$19.18
Class C — Offering price per share (b)	17.27	18.32	19.09
Class I — Offering and redemption price per share	17.39	18.49	19.23
Class R2 — Offering and redemption price per share	17.30	18.35	19.09
Class R3 — Offering and redemption price per share	17.27	18.32	19.09
Class R4 — Offering and redemption price per share	17.35	18.44	19.18
Class R5 — Offering and redemption price per share	17.42	18.52	19.25
Class R6 — Offering and redemption price per share	17.42	18.52	19.26
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.16	$19.28	$20.08

Cost of investments in non-affiliates	$14,680	$24,787	$43,557
Cost of investments in affiliates	2,130,405	3,682,408	5,322,979

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$45,879	$41,830	$43,225
Investments in affiliates, at value	6,939,201	5,672,488	5,677,717
Cash	3	3	3
Receivables:
Investment securities sold	93,409	62,472	26,753
Fund shares sold	7,403	6,537	6,402
Interest from non-affiliates	479	437	451
Dividends from affiliates	209	4	7
Variation margin on futures contracts	11,267	5,193	4,751
Due from adviser	79	72	71

Total Assets	7,097,929	5,789,036	5,759,380

LIABILITIES:
Payables:
Distributions	2,996	3,362	3,502
Investment securities purchased	161	2	2
Fund shares redeemed	78,223	51,280	82,016
Accrued liabilities:
Distribution fees	453	361	342
Service fees	578	450	451
Custodian and accounting fees	7	5	6
Trustees’ and Chief Compliance Officer’s fees	1	—	1
Other	221	196	220

Total Liabilities	82,640	55,656	86,540

Net Assets	$7,015,289	$5,733,380	$5,672,840

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
NET ASSETS:
Paid-in-Capital	$5,794,911	$4,409,121	$4,166,829
Total distributable earnings (loss)	1,220,378	1,324,259	1,506,011

Total Net Assets	$7,015,289	$5,733,380	$5,672,840

Net Assets:
Class A	$1,411,772	$1,149,942	$1,079,747
Class C	25,254	14,558	15,828
Class I	529,402	405,052	432,793
Class R2	278,546	229,588	200,791
Class R3	72,911	47,980	64,642
Class R4	53,291	51,900	42,831
Class R5	2,095,812	1,565,917	1,693,542
Class R6	2,548,301	2,268,443	2,142,666

Total	$7,015,289	$5,733,380	$5,672,840

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	68,572	52,990	46,276
Class C	1,241	678	691
Class I	25,629	18,552	18,479
Class R2	13,590	10,617	8,660
Class R3	3,556	2,222	2,781
Class R4	2,586	2,383	1,833
Class R5	101,146	71,669	72,100
Class R6	123,021	103,817	91,232

Net Asset Value (a):
Class A — Redemption price per share	$20.59	$21.70	$23.33
Class C — Offering price per share (b)	20.35	21.48	22.91
Class I — Offering and redemption price per share	20.66	21.83	23.42
Class R2 — Offering and redemption price per share	20.50	21.62	23.19
Class R3 — Offering and redemption price per share	20.50	21.60	23.24
Class R4 — Offering and redemption price per share	20.61	21.78	23.36
Class R5 — Offering and redemption price per share	20.72	21.85	23.49
Class R6 — Offering and redemption price per share	20.71	21.85	23.49
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.56	$22.72	$24.43

Cost of investments in non-affiliates	$45,834	$41,788	$43,185
Cost of investments in affiliates	5,838,684	4,501,533	4,340,707

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$27,310		$24,883	$12,489	$3,434
Investments in affiliates, at value	4,159,751		3,800,308	1,903,503	362,584
Cash	2		2	1	—	(a)
Receivables:
Investment securities sold	25,177		5,741	12,735	—
Fund shares sold	5,368		6,701	3,705	1,397
Interest from non-affiliates	285		260	130	36
Dividends from affiliates	10		9	6	2
Variation margin on futures contracts	5,303		3,463	1,816	527
Due from adviser	65		63	47	25

Total Assets	4,223,271		3,841,430	1,934,432	368,005

LIABILITIES:
Payables:
Distributions	2,827		3,415	1,104	302
Investment securities purchased	2		2	1	—	(a)
Fund shares redeemed	51,500		67,944	25,009	5,957
Accrued liabilities:
Distribution fees	255		220	128	18
Service fees	326		308	157	22
Custodian and accounting fees	5		4	3	10
Trustee’ and Chief Compliance Officer’s fees	—	(a)	1	1	1
Other	174		186	128	23

Total Liabilities	55,089		72,080	26,531	6,333

Net Assets	$4,168,182		$3,769,350	$1,907,901	$361,672

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,149,546	$2,858,693	$1,515,115	$303,428
Total distributable earnings (loss)	1,018,636	910,657	392,786	58,244

Total Net Assets	$4,168,182	$3,769,350	$1,907,901	$361,672

Net Assets:
Class A	$809,884	$668,201	$369,085	$51,105
Class C	10,692	9,220	6,066	1,533
Class I	329,804	342,054	163,501	36,847
Class R2	163,056	141,322	103,718	8,003
Class R3	31,542	31,678	13,475	6,348
Class R4	28,480	27,481	11,351	1,691
Class R5	1,161,947	1,179,109	541,033	73,097
Class R6	1,632,777	1,370,285	699,672	183,048

Total	$4,168,182	$3,769,350	$1,907,901	$361,672

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	35,444	29,098	13,912	2,429
Class C	474	408	231	73
Class I	14,373	14,831	6,149	1,748
Class R2	7,175	6,191	3,923	381
Class R3	1,386	1,385	510	302
Class R4	1,245	1,194	428	80
Class R5	50,582	51,030	20,331	3,468
Class R6	71,096	59,280	26,281	8,670

Net Asset Value (a):
Class A — Redemption price per share	$22.85	$22.96	$26.53	$21.04
Class C — Offering price per share (b)	22.54	22.62	26.28	20.90
Class I — Offering and redemption price per share	22.95	23.06	26.59	21.08
Class R2 — Offering and redemption price per share	22.72	22.83	26.44	20.99
Class R3 — Offering and redemption price per share	22.75	22.87	26.44	21.04
Class R4 — Offering and redemption price per share	22.88	23.01	26.54	21.08
Class R5 — Offering and redemption price per share	22.97	23.11	26.61	21.08
Class R6 — Offering and redemption price per share	22.97	23.12	26.62	21.11
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.93	$24.04	$27.78	$22.03

Cost of investments in non-affiliates	$27,284	$24,860	$12,476	$3,430
Cost of investments in affiliates	3,259,705	2,997,097	1,564,803	314,140

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$176	$296	$521
Dividend income from affiliates	29,791	51,012	70,480

Total investment income	29,967	51,308	71,001

EXPENSES:
Distribution fees:
Class A	882	1,216	1,649
Class C	62	82	110
Class R2	237	404	549
Class R3	25	52	57
Service fees:
Class A	882	1,216	1,649
Class C	21	27	37
Class I	288	522	668
Class R2	119	202	274
Class R3	25	52	57
Class R4	20	34	52
Class R5	330	649	886
Custodian and accounting fees	43	80	112
Interest expense to affiliates	— (a)	— (a)	— (a)
Professional fees	29	40	47
Trustees’ and Chief Compliance Officer’s fees	16	19	21
Printing and mailing costs	34	26	48
Registration and filing fees	69	33	54
Transfer agency fees (See Note 2.G.)	72	64	80
Other	54	85	104

Total expenses	3,208	4,803	6,454

Less fees waived	(780)	(715)	(704)
Less expense reimbursements	(231)	(258)	(363)

Net expenses	2,197	3,830	5,387

Net investment income (loss)	27,770	47,478	65,614

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43	72	80
Investments in affiliates	26,461	56,430	43,773
Futures contracts	26,333	48,322	105,219
Foreign currency transactions	261	179	972

Net realized gain (loss)	53,098	105,003	150,044

Distributions of capital gains received from investment company affiliates	23,950	43,003	73,452

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(200)	(337)	(549)
Investments in affiliates	168,491	302,708	594,608
Futures contracts	(1,920)	(3,329)	(3,849)
Foreign currency translations	(10)	25	(223)

Change in net unrealized appreciation/depreciation	166,361	299,067	589,987

Net realized/unrealized gains (losses)	243,409	447,073	813,483

Change in net assets resulting from operations	$271,179	$494,551	$879,097

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$560	$444	$418
Dividend income from affiliates	75,461	69,210	67,187

Total investment income	76,021	69,654	67,605

EXPENSES:
Distribution fees:
Class A	1,852	1,449	1,376
Class C	96	56	62
Class R2	710	575	513
Class R3	91	59	78
Service fees:
Class A	1,852	1,449	1,376
Class C	32	19	21
Class I	745	558	572
Class R2	355	288	256
Class R3	91	59	78
Class R4	61	59	48
Class R5	1,025	768	809
Custodian and accounting fees	126	99	96
Interest expense to affiliates	— (a)	— (a)	— (a)
Professional fees	51	44	43
Trustees’ and Chief Compliance Officer’s fees	23	20	21
Printing and mailing costs	51	63	69
Registration and filing fees	64	62	55
Transfer agency fees (See Note 2.G.)	92	80	81
Other	105	88	87

Total expenses	7,422	5,795	5,641

Less fees waived	(803)	(585)	(562)
Less expense reimbursements	(401)	(361)	(355)

Net expenses	6,218	4,849	4,724

Net investment income (loss)	69,803	64,805	62,881

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	90	39	32
Investments in affiliates	46,971	27,725	39,425
Futures contracts	118,151	106,758	106,708
Foreign currency transactions	440	213	227

Net realized gain (loss)	165,652	134,735	146,392

Distributions of capital gains received from investment company affiliates	91,044	130,425	132,765

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(590)	(427)	(393)
Investments in affiliates	809,662	740,644	795,074
Futures contracts	(3,804)	(2,991)	(2,859)
Foreign currency translations	234	(5)	6

Change in net unrealized appreciation/depreciation	805,502	737,221	791,828

Net realized/unrealized gains (losses)	1,062,198	1,002,381	1,070,985

Change in net assets resulting from operations	$1,132,001	$1,067,186	$1,133,866

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$294	$268	$132	$29
Dividend income from affiliates	48,625	43,775	22,309	4,004

Total investment income	48,919	44,043	22,441	4,033

EXPENSES:
Distribution fees:
Class A	1,004	864	447	61
Class C	39	37	22	5
Class R2	408	362	251	18
Class R3	39	40	17	7
Service fees:
Class A	1,004	864	447	61
Class C	13	12	7	2
Class I	428	430	204	39
Class R2	204	181	126	9
Class R3	39	40	17	7
Class R4	31	30	12	2
Class R5	558	559	254	33
Custodian and accounting fees	69	68	28	13
Interest expense to affiliates	— (a)	— (a)	— (a)	—
Professional fees	35	33	24	18
Trustees’ and Chief Compliance Officer’s fees	18	18	16	14
Printing and mailing costs	71	74	82	21
Registration and filing fees	76	72	69	62
Transfer agency fees (See Note 2.G.)	67	60	39	16
Other	67	89	50	14

Total expenses	4,170	3,833	2,112	402

Less fees waived	(416)	(361)	(192)	(33)
Less expense reimbursements	(324)	(316)	(251)	(143)

Net expenses	3,430	3,156	1,669	226

Net investment income (loss)	45,489	40,887	20,772	3,807

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	29	29	12	— (a)
Investments in affiliates	21,843	18,800	5,137	(410)
Futures contracts	74,517	69,565	34,420	6,841
Foreign currency transactions	240	406	148	31

Net realized gain (loss)	96,629	88,800	39,717	6,462

Distributions of capital gains received from investment company affiliates	101,830	91,880	45,525	8,653

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(281)	(258)	(124)	(25)
Investments in affiliates	637,139	573,468	289,751	52,185
Futures contracts	(2,045)	(2,581)	(1,758)	(248)
Foreign currency translations	59	(52)	(21)	22

Change in net unrealized appreciation/depreciation	634,872	570,577	287,848	51,934

Net realized/unrealized gains (losses)	833,331	751,257	373,090	67,049

Change in net assets resulting from operations	$878,820	$792,144	$393,862	$70,856

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,770	$76,842	$47,478	$132,702
Net realized gain (loss)	53,098	208,066	105,003	370,644
Distributions of capital gains received from investment company affiliates	23,950	46,528	43,003	88,320
Change in net unrealized appreciation/depreciation	166,361	(251,843)	299,067	(448,947)

Change in net assets resulting from operations	271,179	79,593	494,551	142,719

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(24,505)	(111,955)	(34,625)	(165,886)
Class C	(455)	(2,945)	(638)	(4,311)
Class I	(7,379)	(48,034)	(14,056)	(85,239)
Class R2	(3,123)	(16,048)	(5,742)	(28,620)
Class R3	(712)	(2,943)	(1,523)	(6,853)
Class R4	(589)	(2,172)	(1,101)	(4,267)
Class R5	(24,135)	(106,657)	(50,203)	(217,110)
Class R6	(30,789)	(118,771)	(59,404)	(224,900)

Total distributions to shareholders	(91,687)	(409,525)	(167,292)	(737,186)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(404,798)	(330,514)	(667,878)	(614,693)

NET ASSETS:
Change in net assets	(225,306)	(660,446)	(340,619)	(1,209,160)
Beginning of period	2,670,686	3,331,132	4,594,061	5,803,221

End of period	$2,445,380	$2,670,686	$4,253,442	$4,594,061

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$65,614	$165,120	$69,803	$170,306
Net realized gain (loss)	150,044	423,970	165,652	617,683
Distributions of capital gains received from investment company affiliates	73,452	133,279	91,044	176,040
Change in net unrealized appreciation/depreciation	589,987	(583,405)	805,502	(865,414)

Change in net assets resulting from operations	879,097	138,964	1,132,001	98,615

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(47,253)	(187,049)	(49,460)	(257,531)
Class C	(956)	(3,931)	(801)	(5,167)
Class I	(18,423)	(89,575)	(19,370)	(124,204)
Class R2	(7,597)	(31,329)	(9,389)	(52,701)
Class R3	(1,679)	(5,711)	(2,633)	(11,306)
Class R4	(1,662)	(5,057)	(1,866)	(7,156)
Class R5	(68,219)	(241,336)	(75,042)	(333,290)
Class R6	(92,575)	(281,012)	(92,657)	(359,566)

Total distributions to shareholders	(238,364)	(845,000)	(251,218)	(1,150,921)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(773,848)	(223,807)	(799,132)	12,161

NET ASSETS:
Change in net assets	(133,115)	(929,843)	81,651	(1,040,145)
Beginning of period	6,311,184	7,241,027	6,933,638	7,973,783

End of period	$6,178,069	$6,311,184	$7,015,289	$6,933,638

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$64,805	$109,074	$62,881	$97,655
Net realized gain (loss)	134,735	182,599	146,392	240,172
Distributions of capital gains received from investment company affiliates	130,425	181,426	132,765	196,389
Change in net unrealized appreciation/depreciation	737,221	(409,182)	791,828	(492,881)

Change in net assets resulting from operations	1,067,186	63,917	1,133,866	41,335

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(47,757)	(120,166)	(48,124)	(129,959)
Class C	(570)	(1,842)	(679)	(2,213)
Class I	(17,397)	(57,779)	(19,584)	(65,720)
Class R2	(9,159)	(24,603)	(8,971)	(26,373)
Class R3	(2,030)	(4,340)	(2,989)	(6,822)
Class R4	(2,161)	(4,287)	(1,916)	(4,084)
Class R5	(67,318)	(153,002)	(76,879)	(180,731)
Class R6	(97,598)	(195,782)	(98,263)	(203,029)

Total distributions to shareholders	(243,990)	(561,801)	(257,405)	(618,931)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(569,364)	(245,388)	(512,716)	(252,685)

NET ASSETS:
Change in net assets	253,832	(743,272)	363,745	(830,281)
Beginning of period	5,479,548	6,222,820	5,309,095	6,139,376

End of period	$5,733,380	$5,479,548	$5,672,840	$5,309,095

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$45,489	$65,438	$40,887	$58,062
Net realized gain (loss)	96,629	118,424	88,800	105,853
Distributions of capital gains received from investment company affiliates	101,830	149,386	91,880	132,380
Change in net unrealized appreciation/depreciation	634,872	(325,764)	570,577	(283,458)

Change in net assets resulting from operations	878,820	7,484	792,144	12,837

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(33,637)	(80,852)	(28,754)	(66,937)
Class C	(424)	(1,214)	(373)	(1,202)
Class I	(13,850)	(41,796)	(14,440)	(38,967)
Class R2	(6,601)	(17,050)	(5,911)	(15,845)
Class R3	(1,346)	(2,796)	(1,456)	(3,049)
Class R4	(1,172)	(2,176)	(1,142)	(1,956)
Class R5	(49,701)	(109,110)	(50,357)	(101,396)
Class R6	(70,005)	(138,680)	(59,031)	(106,247)

Total distributions to shareholders	(176,736)	(393,674)	(161,464)	(335,599)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(361,312)	(160,107)	(308,615)	(166,141)

NET ASSETS:
Change in net assets	340,772	(546,297)	322,065	(488,903)
Beginning of period	3,827,410	4,373,707	3,447,285	3,936,188

End of period	$4,168,182	$3,827,410	$3,769,350	$3,447,285

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,772	$27,034	$3,807	$3,714
Net realized gain (loss)	39,717	13,938	6,462	(2,491)
Distributions of capital gains received from investment company affiliates	45,525	60,689	8,653	7,236
Change in net unrealized appreciation/depreciation	287,848	(94,676)	51,934	(6,842)

Change in net assets resulting from operations	393,862	6,985	70,856	1,617

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(13,227)	(24,959)	(1,615)	(1,233)
Class C	(208)	(380)	(46)	(30)
Class I	(5,967)	(12,737)	(1,201)	(690)
Class R2	(3,637)	(6,950)	(261)	(167)
Class R3	(506)	(1,020)	(208)	(145)
Class R4	(413)	(614)	(57)	(43)
Class R5	(20,355)	(35,359)	(2,471)	(1,734)
Class R6	(26,210)	(42,278)	(6,090)	(4,475)

Total distributions to shareholders	(70,523)	(124,297)	(11,949)	(8,517)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(91,455)	(7,605)	24,143	115,793

NET ASSETS:
Change in net assets	231,884	(124,917)	83,050	108,893
Beginning of period	1,676,017	1,800,934	278,622	169,729

End of period	$1,907,901	$1,676,017	$361,672	$278,622

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,267	$88,315	$62,817	$164,814
Distributions reinvested	23,646	108,194	33,476	159,419
Cost of shares redeemed	(167,967)	(294,229)	(288,655)	(499,951)

Change in net assets resulting from Class A capital transactions	(109,054)	(97,720)	(192,362)	(175,718)

Class C
Proceeds from shares issued	566	2,690	882	5,638
Distributions reinvested	445	2,373	611	3,418
Cost of shares redeemed	(7,872)	(8,418)	(11,187)	(11,878)

Change in net assets resulting from Class C capital transactions	(6,861)	(3,355)	(9,694)	(2,822)

Class I
Proceeds from shares issued	14,228	38,589	20,343	69,367
Distributions reinvested	7,312	47,742	13,972	84,927
Cost of shares redeemed	(120,793)	(147,215)	(219,810)	(241,215)

Change in net assets resulting from Class I capital transactions	(99,253)	(60,884)	(185,495)	(86,921)

Class R2
Proceeds from shares issued	5,079	16,394	8,874	30,168
Distributions reinvested	3,035	15,013	5,646	26,718
Cost of shares redeemed	(23,924)	(56,706)	(33,535)	(103,410)

Change in net assets resulting from Class R2 capital transactions	(15,810)	(25,299)	(19,015)	(46,524)

Class R3
Proceeds from shares issued	1,673	8,536	5,811	19,691
Distributions reinvested	553	2,413	1,328	6,188
Cost of shares redeemed	(6,363)	(8,334)	(14,708)	(22,568)

Change in net assets resulting from Class R3 capital transactions	(4,137)	2,615	(7,569)	3,311

Class R4
Proceeds from shares issued	1,598	6,339	3,409	10,790
Distributions reinvested	588	2,172	1,101	4,267
Cost of shares redeemed	(3,634)	(8,753)	(5,122)	(23,622)

Change in net assets resulting from Class R4 capital transactions	(1,448)	(242)	(612)	(8,565)

Class R5
Proceeds from shares issued	23,279	74,779	51,621	158,475
Distributions reinvested	23,589	104,610	49,584	214,370
Cost of shares redeemed	(110,707)	(367,231)	(215,513)	(712,189)

Change in net assets resulting from Class R5 capital transactions	(63,839)	(187,842)	(114,308)	(339,344)

Class R6
Proceeds from shares issued	84,368	272,876	159,730	452,220
Distributions reinvested	28,158	109,681	55,287	210,208
Cost of shares redeemed	(216,922)	(340,344)	(353,840)	(620,538)

Change in net assets resulting from Class R6 capital transactions	(104,396)	42,213	(138,823)	41,890

Total change in net assets resulting from capital transactions	$(404,798)	$(330,514)	$(667,878)	$(614,693)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,076	5,209	3,497	9,191
Reinvested	1,371	6,505	1,829	9,048
Redeemed	(9,860)	(17,334)	(15,999)	(27,967)

Change in Class A Shares	(6,413)	(5,620)	(10,673)	(9,728)

Class C
Issued	34	159	49	317
Reinvested	26	143	34	195
Redeemed	(469)	(500)	(626)	(687)

Change in Class C Shares	(409)	(198)	(543)	(175)

Class I
Issued	832	2,251	1,128	3,851
Reinvested	423	2,863	760	4,799
Redeemed	(7,081)	(8,851)	(12,143)	(13,598)

Change in Class I Shares	(5,826)	(3,737)	(10,255)	(4,948)

Class R2
Issued	301	953	494	1,675
Reinvested	176	905	309	1,522
Redeemed	(1,405)	(3,381)	(1,867)	(5,821)

Change in Class R2 Shares	(928)	(1,523)	(1,064)	(2,624)

Class R3
Issued	99	498	325	1,081
Reinvested	32	146	73	353
Redeemed	(375)	(495)	(822)	(1,283)

Change in Class R3 Shares	(244)	149	(424)	151

Class R4
Issued	94	367	186	581
Reinvested	34	130	60	242
Redeemed	(214)	(494)	(284)	(1,265)

Change in Class R4 Shares	(86)	3	(38)	(442)

Class R5
Issued	1,359	4,409	2,860	8,791
Reinvested	1,361	6,263	2,693	12,095
Redeemed	(6,487)	(21,401)	(11,916)	(39,280)

Change in Class R5 Shares	(3,767)	(10,729)	(6,363)	(18,394)

Class R6
Issued	4,941	16,070	8,822	25,167
Reinvested	1,626	6,567	3,003	11,862
Redeemed	(12,642)	(19,819)	(19,451)	(34,318)

Change in Class R6 Shares	(6,075)	2,818	(7,626)	2,711

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$85,266	$240,725	$87,036	$259,541
Distributions reinvested	45,631	179,437	47,723	247,770
Cost of shares redeemed	(351,767)	(530,971)	(411,111)	(581,603)

Change in net assets resulting from Class A capital transactions	(220,870)	(110,809)	(276,352)	(74,292)

Class C
Proceeds from shares issued	2,319	4,525	1,506	7,028
Distributions reinvested	904	3,312	749	3,783
Cost of shares redeemed	(9,092)	(9,284)	(7,392)	(13,047)

Change in net assets resulting from Class C capital transactions	(5,869)	(1,447)	(5,137)	(2,236)

Class I
Proceeds from shares issued	39,387	95,733	37,483	113,533
Distributions reinvested	18,066	88,461	19,130	123,600
Cost of shares redeemed	(253,503)	(260,950)	(272,526)	(295,924)

Change in net assets resulting from Class I capital transactions	(196,050)	(76,756)	(215,913)	(58,791)

Class R2
Proceeds from shares issued	15,257	42,455	15,770	49,506
Distributions reinvested	7,464	28,922	9,246	49,166
Cost of shares redeemed	(53,040)	(105,885)	(61,582)	(145,117)

Change in net assets resulting from Class R2 capital transactions	(30,319)	(34,508)	(36,566)	(46,445)

Class R3
Proceeds from shares issued	5,941	21,561	10,021	26,251
Distributions reinvested	1,261	4,600	2,300	10,333
Cost of shares redeemed	(13,230)	(19,170)	(17,177)	(22,874)

Change in net assets resulting from Class R3 capital transactions	(6,028)	6,991	(4,856)	13,710

Class R4
Proceeds from shares issued	6,032	11,471	8,928	15,085
Distributions reinvested	1,662	5,057	1,866	7,156
Cost of shares redeemed	(7,118)	(9,154)	(9,024)	(31,406)

Change in net assets resulting from Class R4 capital transactions	576	7,374	1,770	(9,165)

Class R5
Proceeds from shares issued	82,579	257,660	84,190	283,455
Distributions reinvested	66,798	236,548	73,164	325,010
Cost of shares redeemed	(311,880)	(734,565)	(294,150)	(712,095)

Change in net assets resulting from Class R5 capital transactions	(162,503)	(240,357)	(136,796)	(103,630)

Class R6
Proceeds from shares issued	243,041	651,964	257,729	709,634
Distributions reinvested	85,346	260,026	85,895	333,818
Cost of shares redeemed	(481,172)	(686,285)	(468,906)	(750,442)

Change in net assets resulting from Class R6 capital transactions	(152,785)	225,705	(125,282)	293,010

Total change in net assets resulting from capital transactions	$(773,848)	$(223,807)	$(799,132)	$12,161

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,618	13,252	4,443	13,404
Reinvested	2,400	9,959	2,341	12,933
Redeemed	(19,027)	(29,655)	(20,940)	(30,180)

Change in Class A Shares	(12,009)	(6,444)	(14,156)	(3,843)

Class C
Issued	124	245	78	357
Reinvested	48	185	37	200
Redeemed	(494)	(514)	(388)	(707)

Change in Class C Shares	(322)	(84)	(273)	(150)

Class I
Issued	2,125	5,259	1,915	5,902
Reinvested	947	4,895	936	6,433
Redeemed	(13,650)	(14,630)	(13,861)	(15,722)

Change in Class I Shares	(10,578)	(4,476)	(11,010)	(3,387)

Class R2
Issued	831	2,336	810	2,543
Reinvested	394	1,612	455	2,577
Redeemed	(2,871)	(5,959)	(3,138)	(7,650)

Change in Class R2 Shares	(1,646)	(2,011)	(1,873)	(2,530)

Class R3
Issued	324	1,174	518	1,331
Reinvested	67	256	113	541
Redeemed	(711)	(1,073)	(877)	(1,200)

Change in Class R3 Shares	(320)	357	(246)	672

Class R4
Issued	325	623	452	764
Reinvested	87	281	91	373
Redeemed	(384)	(520)	(461)	(1,550)

Change in Class R4 Shares	28	384	82	(413)

Class R5
Issued	4,451	14,186	4,259	14,635
Reinvested	3,500	13,083	3,568	16,866
Redeemed	(16,761)	(40,420)	(14,914)	(36,365)

Change in Class R5 Shares	(8,810)	(13,151)	(7,087)	(4,864)

Class R6
Issued	13,084	35,896	13,050	36,917
Reinvested	4,472	14,386	4,191	17,336
Redeemed	(25,652)	(37,653)	(23,564)	(38,023)

Change in Class R6 Shares	(8,096)	12,629	(6,323)	16,230

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$73,494	$209,889	$71,576	$202,314
Distributions reinvested	45,943	115,252	46,268	124,789
Cost of shares redeemed	(278,812)	(425,088)	(301,235)	(437,805)

Change in net assets resulting from Class A capital transactions	(159,375)	(99,947)	(183,391)	(110,702)

Class C
Proceeds from shares issued	1,333	3,206	1,217	3,920
Distributions reinvested	534	1,299	648	1,599
Cost of shares redeemed	(5,862)	(8,291)	(5,371)	(8,524)

Change in net assets resulting from Class C capital transactions	(3,995)	(3,786)	(3,506)	(3,005)

Class I
Proceeds from shares issued	31,228	79,585	28,607	98,035
Distributions reinvested	17,261	57,402	19,520	65,561
Cost of shares redeemed	(203,840)	(196,452)	(179,036)	(226,754)

Change in net assets resulting from Class I capital transactions	(155,351)	(59,465)	(130,909)	(63,158)

Class R2
Proceeds from shares issued	15,572	40,197	11,690	38,236
Distributions reinvested	8,997	22,710	8,659	24,321
Cost of shares redeemed	(53,336)	(98,615)	(52,620)	(104,998)

Change in net assets resulting from Class R2 capital transactions	(28,767)	(35,708)	(32,271)	(42,441)

Class R3
Proceeds from shares issued	8,682	19,460	8,358	23,781
Distributions reinvested	1,567	3,510	2,636	6,177
Cost of shares redeemed	(13,116)	(14,184)	(13,959)	(20,195)

Change in net assets resulting from Class R3 capital transactions	(2,867)	8,786	(2,965)	9,763

Class R4
Proceeds from shares issued	4,686	11,987	4,636	16,356
Distributions reinvested	2,160	4,287	1,916	4,084
Cost of shares redeemed	(4,997)	(9,326)	(4,900)	(23,909)

Change in net assets resulting from Class R4 capital transactions	1,849	6,948	1,652	(3,469)

Class R5
Proceeds from shares issued	75,661	240,300	71,787	230,669
Distributions reinvested	64,983	147,959	74,132	174,486
Cost of shares redeemed	(244,273)	(553,540)	(227,664)	(517,456)

Change in net assets resulting from Class R5 capital transactions	(103,629)	(165,281)	(81,745)	(112,301)

Class R6
Proceeds from shares issued	217,352	597,554	201,105	592,329
Distributions reinvested	91,106	182,501	91,022	188,053
Cost of shares redeemed	(425,687)	(676,990)	(371,708)	(707,754)

Change in net assets resulting from Class R6 capital transactions	(117,229)	103,065	(79,581)	72,628

Total change in net assets resulting from capital transactions	$(569,364)	$(245,388)	$(512,716)	$(252,685)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	3,590	10,822	3,261	9,756
Reinvested	2,128	5,798	1,995	5,861
Redeemed	(13,556)	(21,963)	(13,675)	(21,042)

Change in Class A Shares	(7,838)	(5,343)	(8,419)	(5,425)

Class C
Issued	66	164	56	190
Reinvested	25	66	28	76
Redeemed	(294)	(435)	(249)	(428)

Change in Class C Shares	(203)	(205)	(165)	(162)

Class I
Issued	1,524	4,086	1,302	4,709
Reinvested	795	2,873	839	3,069
Redeemed	(9,860)	(10,362)	(8,116)	(11,217)

Change in Class I Shares	(7,541)	(3,403)	(5,975)	(3,439)

Class R2
Issued	762	2,071	537	1,848
Reinvested	418	1,144	375	1,147
Redeemed	(2,599)	(5,134)	(2,391)	(5,136)

Change in Class R2 Shares	(1,419)	(1,919)	(1,479)	(2,141)

Class R3
Issued	427	986	384	1,117
Reinvested	73	177	114	291
Redeemed	(639)	(742)	(636)	(967)

Change in Class R3 Shares	(139)	421	(138)	441

Class R4
Issued	227	606	204	778
Reinvested	100	215	83	192
Redeemed	(245)	(490)	(223)	(1,141)

Change in Class R4 Shares	82	331	64	(171)

Class R5
Issued	3,656	12,422	3,241	11,099
Reinvested	2,993	7,405	3,178	8,156
Redeemed	(11,736)	(28,416)	(10,296)	(24,670)

Change in Class R5 Shares	(5,087)	(8,589)	(3,877)	(5,415)

Class R6
Issued	10,511	30,724	9,099	28,639
Reinvested	4,197	9,143	3,903	8,794
Redeemed	(20,323)	(34,227)	(16,609)	(33,142)

Change in Class R6 Shares	(5,615)	5,640	(3,607)	4,291

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,764	$168,885	$65,350	$179,061
Distributions reinvested	32,374	77,363	27,133	63,519
Cost of shares redeemed	(194,677)	(274,073)	(212,294)	(282,166)

Change in net assets resulting from Class A capital transactions	(98,539)	(27,825)	(119,811)	(39,586)

Class C
Proceeds from shares issued	764	2,962	875	2,393
Distributions reinvested	399	910	355	874
Cost of shares redeemed	(3,408)	(4,773)	(4,555)	(5,615)

Change in net assets resulting from Class C capital transactions	(2,245)	(901)	(3,325)	(2,348)

Class I
Proceeds from shares issued	23,251	72,481	29,418	93,279
Distributions reinvested	13,730	41,436	14,409	38,872
Cost of shares redeemed	(126,932)	(129,514)	(114,157)	(153,619)

Change in net assets resulting from Class I capital transactions	(89,951)	(15,597)	(70,330)	(21,468)

Class R2
Proceeds from shares issued	11,678	35,694	12,661	36,120
Distributions reinvested	6,428	15,781	5,731	14,873
Cost of shares redeemed	(41,166)	(67,834)	(43,544)	(79,613)

Change in net assets resulting from Class R2 capital transactions	(23,060)	(16,359)	(25,152)	(28,620)

Class R3
Proceeds from shares issued	4,563	14,717	6,038	14,267
Distributions reinvested	1,085	2,361	1,218	2,735
Cost of shares redeemed	(8,182)	(10,388)	(9,616)	(15,402)

Change in net assets resulting from Class R3 capital transactions	(2,534)	6,690	(2,360)	1,600

Class R4
Proceeds from shares issued	3,998	10,858	3,146	10,277
Distributions reinvested	1,172	2,176	1,141	1,956
Cost of shares redeemed	(3,512)	(7,057)	(2,787)	(20,254)

Change in net assets resulting from Class R4 capital transactions	1,658	5,977	1,500	(8,021)

Class R5
Proceeds from shares issued	65,874	196,533	72,624	216,841
Distributions reinvested	47,596	104,530	47,176	95,443
Cost of shares redeemed	(179,135)	(387,875)	(172,349)	(326,150)

Change in net assets resulting from Class R5 capital transactions	(65,665)	(86,812)	(52,549)	(13,866)

Class R6
Proceeds from shares issued	167,531	461,930	169,689	429,984
Distributions reinvested	64,481	127,414	52,948	95,443
Cost of shares redeemed	(312,988)	(614,624)	(259,225)	(579,259)

Change in net assets resulting from Class R6 capital transactions	(80,976)	(25,280)	(36,588)	(53,832)

Total change in net assets resulting from capital transactions	$(361,312)	$(160,107)	$(308,615)	$(166,141)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,994	8,490	3,059	8,948
Reinvested	1,425	3,738	1,188	3,052
Redeemed	(9,104)	(13,773)	(9,818)	(14,061)

Change in Class A Shares	(4,685)	(1,545)	(5,571)	(2,061)

Class C
Issued	36	152	41	120
Reinvested	18	44	16	42
Redeemed	(167)	(250)	(220)	(287)

Change in Class C Shares	(113)	(54)	(163)	(125)

Class I
Issued	1,091	3,636	1,373	4,672
Reinvested	602	1,996	628	1,862
Redeemed	(5,911)	(6,717)	(5,302)	(7,852)

Change in Class I Shares	(4,218)	(1,085)	(3,301)	(1,318)

Class R2
Issued	555	1,792	596	1,812
Reinvested	284	764	253	716
Redeemed	(1,927)	(3,427)	(2,024)	(3,997)

Change in Class R2 Shares	(1,088)	(871)	(1,175)	(1,469)

Class R3
Issued	217	726	285	701
Reinvested	48	115	54	132
Redeemed	(382)	(522)	(443)	(750)

Change in Class R3 Shares	(117)	319	(104)	83

Class R4
Issued	185	550	144	507
Reinvested	52	105	50	94
Redeemed	(167)	(364)	(132)	(985)

Change in Class R4 Shares	70	291	62	(384)

Class R5
Issued	3,078	9,932	3,379	10,935
Reinvested	2,087	5,035	2,055	4,568
Redeemed	(8,306)	(19,272)	(8,004)	(16,088)

Change in Class R5 Shares	(3,141)	(4,305)	(2,570)	(585)

Class R6
Issued	7,824	23,180	7,893	21,596
Reinvested	2,829	6,144	2,306	4,571
Redeemed	(14,362)	(29,920)	(11,872)	(27,924)

Change in Class R6 Shares	(3,709)	(596)	(1,673)	(1,757)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,335	$135,184	$13,838	$32,838
Distributions reinvested	12,534	23,497	1,590	1,218
Cost of shares redeemed	(92,634)	(138,175)	(18,574)	(14,474)

Change in net assets resulting from Class A capital transactions	(27,765)	20,506	(3,146)	19,582

Class C
Proceeds from shares issued	364	1,682	174	514
Distributions reinvested	208	346	38	30
Cost of shares redeemed	(903)	(1,163)	(195)	(71)

Change in net assets resulting from Class C capital transactions	(331)	865	17	473

Class I
Proceeds from shares issued	20,324	55,723	10,756	17,908
Distributions reinvested	5,955	12,713	1,200	690
Cost of shares redeemed	(56,804)	(45,109)	(5,852)	(6,117)

Change in net assets resulting from Class I capital transactions	(30,525)	23,327	6,104	12,481

Class R2
Proceeds from shares issued	10,814	30,941	1,788	3,508
Distributions reinvested	3,518	6,369	258	167
Cost of shares redeemed	(21,563)	(35,853)	(1,048)	(1,587)

Change in net assets resulting from Class R2 capital transactions	(7,231)	1,457	998	2,088

Class R3
Proceeds from shares issued	2,881	8,419	2,281	3,136
Distributions reinvested	436	934	195	136
Cost of shares redeemed	(4,925)	(7,223)	(1,502)	(2,045)

Change in net assets resulting from Class R3 capital transactions	(1,608)	2,130	974	1,227

Class R4
Proceeds from shares issued	1,613	3,844	435	1,300
Distributions reinvested	412	613	57	44
Cost of shares redeemed	(1,183)	(1,757)	(342)	(1,811)

Change in net assets resulting from Class R4 capital transactions	842	2,700	150	(467)

Class R5
Proceeds from shares issued	57,461	150,765	16,003	34,718
Distributions reinvested	20,210	35,026	2,465	1,721
Cost of shares redeemed	(84,980)	(186,341)	(13,172)	(14,226)

Change in net assets resulting from Class R5 capital transactions	(7,309)	(550)	5,296	22,213

Class R6
Proceeds from shares issued	105,933	257,099	50,257	91,926
Distributions reinvested	23,978	39,049	5,334	4,044
Cost of shares redeemed	(147,439)	(354,188)	(41,841)	(37,774)

Change in net assets resulting from Class R6 capital transactions	(17,528)	(58,040)	13,750	58,196

Total change in net assets resulting from capital transactions	$(91,455)	$(7,605)	$24,143	$115,793

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	2,130	5,954	712	1,854
Reinvested	475	984	76	65
Redeemed	(3,747)	(6,080)	(950)	(824)

Change in Class A Shares	(1,142)	858	(162)	1,095

Class C
Issued	15	75	8	32
Reinvested	8	14	2	2
Redeemed	(37)	(51)	(10)	(4)

Change in Class C Shares	(14)	38	— (a)	30

Class I
Issued	825	2,462	553	1,019
Reinvested	225	532	57	37
Redeemed	(2,289)	(2,023)	(297)	(351)

Change in Class I Shares	(1,239)	971	313	705

Class R2
Issued	442	1,371	92	198
Reinvested	134	266	12	9
Redeemed	(869)	(1,577)	(52)	(89)

Change in Class R2 Shares	(293)	60	52	118

Class R3
Issued	120	365	119	176
Reinvested	16	39	9	7
Redeemed	(200)	(314)	(76)	(118)

Change in Class R3 Shares	(64)	90	52	65

Class R4
Issued	65	167	22	73
Reinvested	16	26	3	2
Redeemed	(48)	(78)	(17)	(103)

Change in Class R4 Shares	33	115	8	(28)

Class R5
Issued	2,333	6,642	827	1,970
Reinvested	765	1,467	118	92
Redeemed	(3,396)	(8,140)	(667)	(801)

Change in Class R5 Shares	(298)	(31)	278	1,261

Class R6
Issued	4,285	11,299	2,577	5,239
Reinvested	907	1,637	255	217
Redeemed	(5,879)	(15,098)	(2,099)	(2,150)

Change in Class R6 Shares	(687)	(2,162)	733	3,306

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$16.21	$0.17		$1.60	$1.77	$(0.23)	$(0.41)	$(0.64)
Year Ended June 30, 2020	18.14	0.42		0.10	0.52	(0.43)	(2.02)	(2.45)
Year Ended June 30, 2019	18.19	0.47		0.49	0.96	(0.51)	(0.50)	(1.01)
Year Ended June 30, 2018	18.14	0.38		0.35	0.73	(0.41)	(0.27)	(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)	0.13	(0.37)	(0.06)	(0.43)

Class C
Six Months Ended December 31, 2020 (Unaudited)	16.13	0.11		1.61	1.72	(0.17)	(0.41)	(0.58)
Year Ended June 30, 2020	18.07	0.31		0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35		0.50	0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25		0.36	0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)

Class I
Six Months Ended December 31, 2020 (Unaudited)	16.24	0.17		1.62	1.79	(0.23)	(0.41)	(0.64)
Year Ended June 30, 2020	18.18	0.44		0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49		0.50	0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41		0.34	0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	16.17	0.13		1.60	1.73	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2020	18.11	0.35		0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39		0.50	0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30		0.34	0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	16.14	0.16		1.59	1.75	(0.21)	(0.41)	(0.62)
Year Ended June 30, 2020	18.08	0.38		0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45		0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (i) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	16.21	0.18		1.60	1.78	(0.23)	(0.41)	(0.64)
Year Ended June 30, 2020	18.15	0.43		0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48		0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (i) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	16.28	0.19		1.60	1.79	(0.24)	(0.41)	(0.65)
Year Ended June 30, 2020	18.21	0.46		0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50		0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	16.28	0.20		1.60	1.80	(0.25)	(0.41)	(0.66)
Year Ended June 30, 2020	18.21	0.47		0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53		0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$17.34	10.95%	$664,934	0.32%	1.99%		0.53%		9%
16.21	2.80	725,302	0.31	2.46		0.53		44
18.14	5.65	913,902	0.31	2.62		0.53		22
18.19	4.02	1,109,062	0.30	2.07		0.53		23
18.14	7.14	1,272,207	0.29	2.20	(h)	0.56		21
17.30	0.81	619,793	0.28	1.86		0.58		29

17.27	10.68	13,606	0.94	1.29		1.02		9
16.13	2.10	19,316	0.94	1.82		1.03		44
18.07	5.02	25,211	0.94	2.00		1.02		22
18.12	3.34	27,229	0.94	1.36		1.02		23
18.07	6.44	43,742	0.94	1.54	(h)	1.05		21
17.23	0.16	24,970	0.94	1.22		1.08		29

17.39	11.12	194,058	0.20	2.01		0.27		9
16.24	2.86	275,968	0.19	2.59		0.27		44
18.18	5.83	376,751	0.19	2.74		0.27		22
18.22	4.13	459,288	0.19	2.18		0.26		23
18.17	7.22	556,179	0.19	2.28	(h)	0.30		21
17.33	0.90	298,323	0.18	1.97		0.32		29

17.30	10.73	87,315	0.75	1.56		0.77		9
16.17	2.29	96,609	0.75	2.03		0.77		44
18.11	5.24	135,758	0.75	2.17		0.77		22
18.15	3.55	188,266	0.75	1.62		0.77		23
18.10	6.82	229,706	0.59	1.90	(h)	0.84		21
17.26	0.50	110,807	0.53	1.61		0.87		29

17.27	10.90	18,312	0.50	1.82		0.52		9
16.14	2.57	21,053	0.50	2.26		0.52		44
18.08	5.51	20,882	0.50	2.51		0.52		22
18.13	3.80	13,282	0.50	2.06		0.53		23
18.10	5.35	2,508	0.50	2.41	(h)	0.58		21

17.35	11.06	16,080	0.25	2.07		0.27		9
16.21	2.81	16,424	0.25	2.50		0.27		44
18.15	5.78	18,329	0.25	2.70		0.26		22
18.19	4.00	17,266	0.25	2.71		0.37		23
18.17	5.61	21	0.25	2.28	(h)	0.35		21

17.42	11.09	644,493	0.10	2.23		0.12		9
16.28	3.01	663,490	0.10	2.66		0.12		44
18.21	5.91	937,765	0.10	2.80		0.12		22
18.25	4.21	1,273,234	0.10	2.25		0.11		23
18.20	7.32	1,883,558	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529	0.05	2.09		0.16		29

17.42	11.15	806,582	0.00	2.31		0.02		9
16.28	3.12	852,524	0.00	2.77		0.02		44
18.21	6.02	902,534	0.00	2.95		0.02		22
18.25	4.32	853,005	0.00	2.44		0.01		23
18.20	7.42	476,563	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641	0.00	2.15		0.00	(j)	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$17.14	$0.17		$1.81	$1.98	$(0.23)	$(0.48)	$(0.71)
Year Ended June 30, 2020	19.25	0.43		0.13	0.56	(0.44)	(2.23)	(2.67)
Year Ended June 30, 2019	19.34	0.47		0.55	1.02	(0.52)	(0.59)	(1.11)
Year Ended June 30, 2018	19.14	0.39		0.62	1.01	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)

Class C
Six Months Ended December 31, 2020 (Unaudited)	17.05	0.11		1.81	1.92	(0.17)	(0.48)	(0.65)
Year Ended June 30, 2020	19.16	0.32		0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35		0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)

Class I
Six Months Ended December 31, 2020 (Unaudited)	17.21	0.18		1.82	2.00	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2020	19.32	0.46		0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	17.08	0.14		1.81	1.95	(0.20)	(0.48)	(0.68)
Year Ended June 30, 2020	19.19	0.36		0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39		0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	17.06	0.16		1.80	1.96	(0.22)	(0.48)	(0.70)
Year Ended June 30, 2020	19.17	0.41		0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46		0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	17.16	0.19		1.81	2.00	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2020	19.28	0.45		0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	17.23	0.20		1.83	2.03	(0.26)	(0.48)	(0.74)
Year Ended June 30, 2020	19.34	0.48		0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52		0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	17.23	0.21		1.83	2.04	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2020	19.34	0.50		0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55		0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$18.41	11.61%	$896,173	0.38%	1.90%		0.52%		10%
17.14	2.87	1,016,969	0.37	2.39		0.52		45
19.25	5.74	1,329,583	0.36	2.49		0.52		23
19.34	5.24	1,575,073	0.34	1.97		0.52		23
19.14	9.55	1,698,639	0.31	2.03	(h)	0.54		20
17.95	0.22	1,574,361	0.30	1.82		0.57		19

18.32	11.30	18,142	0.97	1.20		1.02		10
17.05	2.26	26,138	0.97	1.80		1.03		45
19.16	5.08	32,725	0.96	1.87		1.02		23
19.26	4.60	35,803	0.96	1.31		1.02		23
19.06	8.86	47,920	0.96	1.37	(h)	1.06		20
17.87	(0.43)	55,337	0.95	1.17		1.08		19

18.49	11.70	347,865	0.23	1.97		0.26		10
17.21	3.01	500,145	0.22	2.54		0.26		45
19.32	5.88	657,042	0.21	2.64		0.27		23
19.41	5.41	794,082	0.21	2.11		0.26		23
19.20	9.68	894,064	0.21	2.15	(h)	0.29		20
18.00	0.31	943,673	0.20	1.92		0.31		19

18.35	11.45	157,212	0.75	1.55		0.77		10
17.08	2.47	164,523	0.75	2.01		0.77		45
19.19	5.27	235,222	0.75	2.08		0.77		23
19.29	4.82	336,321	0.75	1.57		0.76		23
19.09	9.24	379,082	0.60	1.75	(h)	0.81		20
17.90	(0.02)	383,079	0.55	1.57		0.83		19

18.32	11.55	38,911	0.50	1.79		0.52		10
17.06	2.75	43,462	0.50	2.28		0.52		45
19.17	5.51	45,957	0.50	2.45		0.52		23
19.29	5.10	18,588	0.50	1.90		0.52		23
19.10	7.31	4,816	0.50	1.82	(h)	0.54		20

18.44	11.74	28,709	0.25	2.09		0.26		10
17.16	2.94	27,376	0.25	2.48		0.26		45
19.28	5.86	39,275	0.25	2.65		0.26		23
19.37	5.31	33,799	0.25	2.26		0.29		23
19.19	7.54	27	0.25	2.35	(h)	0.35		20

18.52	11.83	1,279,571	0.10	2.21		0.11		10
17.23	3.13	1,300,373	0.10	2.64		0.11		45
19.34	5.99	1,815,333	0.10	2.73		0.11		23
19.43	5.52	2,456,985	0.10	2.19		0.11		23
19.22	9.80	3,406,307	0.09	2.26	(h)	0.13		20
18.02	0.44	3,514,258	0.07	2.04		0.14		19

18.52	11.89	1,486,859	0.00	2.30		0.01		10
17.23	3.23	1,515,075	0.00	2.76		0.01		45
19.34	6.04	1,648,084	0.00	2.87		0.01		23
19.44	5.63	1,508,100	0.00	2.39		0.01		23
19.23	9.90	644,742	0.00	2.39	(h)	0.00	(j)	20
18.03	0.51	309,811	0.00	2.22		0.00	(j)	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$17.34	$0.17		$2.39	$2.56	$(0.23)	$(0.49)	$(0.72)
Year Ended June 30, 2020	19.22	0.41		0.06	0.47	(0.42)	(1.93)	(2.35)
Year Ended June 30, 2019	19.18	0.43		0.59	1.02	(0.49)	(0.49)	(0.98)
Year Ended June 30, 2018	18.75	0.35		0.84	1.19	(0.38)	(0.38)	(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)

Class C
Six Months Ended December 31, 2020 (Unaudited)	17.27	0.11		2.38	2.49	(0.18)	(0.49)	(0.67)
Year Ended June 30, 2020	19.15	0.30		0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32		0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)

Class I
Six Months Ended December 31, 2020 (Unaudited)	17.39	0.18		2.40	2.58	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.27	0.44		0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46		0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	17.27	0.14		2.37	2.51	(0.20)	(0.49)	(0.69)
Year Ended June 30, 2020	19.15	0.34		0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35		0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	17.27	0.16		2.37	2.53	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	19.16	0.39		0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41		0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	17.34	0.19		2.39	2.58	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.22	0.44		0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46		0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	17.41	0.20		2.39	2.59	(0.26)	(0.49)	(0.75)
Year Ended June 30, 2020	19.29	0.46		0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48		0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	17.41	0.21		2.40	2.61	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	19.29	0.48		0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50		0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$19.18	14.84%	$1,260,925	0.41%	1.81%		0.52%		11%
17.34	2.22	1,348,331	0.40	2.25		0.52		51
19.22	5.80	1,618,745	0.38	2.28		0.52		24
19.18	6.33	1,802,572	0.36	1.78		0.52		26
18.75	11.42	1,839,098	0.32	1.88	(h)	0.54		16
17.31	(0.59)	1,581,782	0.31	1.65		0.56		17

19.09	14.45	27,939	0.99	1.19		1.02		11
17.27	1.62	30,825	0.99	1.64		1.03		51
19.15	5.20	35,802	0.97	1.69		1.02		24
19.11	5.65	39,725	0.97	1.13		1.03		26
18.69	10.79	50,948	0.97	1.22	(h)	1.05		16
17.24	(1.30)	53,255	0.96	0.99		1.09		17

19.23	14.89	469,871	0.24	1.90		0.26		11
17.39	2.37	608,686	0.24	2.40		0.26		51
19.27	6.01	760,817	0.22	2.45		0.26		24
19.22	6.47	870,554	0.22	1.93		0.26		26
18.79	11.56	928,710	0.22	1.97	(h)	0.29		16
17.34	(0.55)	855,591	0.21	1.75		0.31		17

19.09	14.59	212,251	0.75	1.48		0.76		11
17.27	1.86	220,376	0.75	1.90		0.77		51
19.15	5.42	282,956	0.75	1.90		0.77		24
19.11	5.89	360,270	0.75	1.39		0.76		26
18.69	11.13	384,486	0.61	1.60	(h)	0.81		16
17.25	(0.88)	345,519	0.56	1.41		0.84		17

19.09	4.74	42,424	0.50	1.74		0.52		11
17.27	2.07	43,901	0.50	2.17		0.52		51
19.16	5.72	41,862	0.50	2.21		0.52		24
19.12	6.15	26,624	0.50	1.83		0.52		26
18.72	8.92	3,645	0.50	1.56	(h)	0.56		16

19.18	14.94	44,056	0.25	2.03		0.26		11
17.34	2.37	39,366	0.25	2.40		0.26		51
19.22	5.95	36,267	0.25	2.47		0.26		24
19.18	6.39	23,227	0.25	2.33		0.27		26
18.78	9.09	185	0.25	1.95	(h)	0.34		16

19.25	14.96	1,756,770	0.10	2.15		0.11		11
17.41	2.51	1,741,634	0.10	2.52		0.11		51
19.29	6.13	2,183,769	0.10	2.54		0.11		24
19.24	6.59	2,693,857	0.10	2.02		0.11		26
18.81	11.69	3,347,239	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,943	0.07	1.88		0.15		17

19.26	15.08	2,363,833	0.00	2.24		0.01		11
17.41	2.61	2,278,065	0.00	2.64		0.01		51
19.29	6.24	2,280,809	0.00	2.68		0.01		24
19.24	6.64	1,875,060	0.00	2.20		0.01		26
18.82	11.85	796,239	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823	0.00	2.05		0.00	(j)	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$18.17	$0.17		$2.97	$3.14	$(0.23)	$(0.49)	$(0.72)
Year Ended June 30, 2020	21.00	0.41		(0.01)	0.40	(0.42)	(2.81)	(3.23)
Year Ended June 30, 2019	21.03	0.43		0.67	1.10	(0.50)	(0.63)	(1.13)
Year Ended June 30, 2018	20.33	0.34		1.24	1.58	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)

Class C
Six Months Ended December 31, 2020 (Unaudited)	17.96	0.11		2.94	3.05	(0.17)	(0.49)	(0.66)
Year Ended June 30, 2020	20.80	0.30		(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30		0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)

Class I
Six Months Ended December 31, 2020 (Unaudited)	18.22	0.18		3.00	3.18	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	21.06	0.45		(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46		0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	18.09	0.14		2.96	3.10	(0.20)	(0.49)	(0.69)
Year Ended June 30, 2020	20.92	0.35		(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35		0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	18.10	0.17		2.94	3.11	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	20.94	0.40		(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42		0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	18.18	0.20		2.97	3.17	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	21.02	0.43		(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46		0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	18.28	0.21		2.98	3.19	(0.26)	(0.49)	(0.75)
Year Ended June 30, 2020	21.11	0.47		(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49		0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	18.27	0.22		2.98	3.20	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	21.11	0.49		(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51		0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$20.59	17.35%	$1,411,772	0.41%	1.71%		0.52%		15%
18.17	1.39	1,502,785	0.40	2.13		0.52		51
21.00	5.82	1,817,991	0.38	2.09		0.52		19
21.03	7.74	1,996,352	0.36	1.61		0.52		30
20.33	13.21	1,989,716	0.32	1.77	(h)	0.55		26
18.45	(1.71)	1,719,386	0.31	1.53		0.58		22

20.35	17.04	25,254	0.99	1.12		1.03		15
17.96	0.73	27,199	0.99	1.56		1.03		51
20.80	5.21	34,612	0.97	1.48		1.02		19
20.84	7.10	37,658	0.97	0.95		1.03		30
20.15	12.48	46,298	0.97	1.12	(h)	1.07		26
18.29	(2.36)	47,961	0.96	0.87		1.11		22

20.66	17.50	529,402	0.24	1.81		0.26		15
18.22	1.49	667,687	0.24	2.29		0.26		51
21.06	6.02	842,817	0.22	2.25		0.26		19
21.08	7.87	941,298	0.22	1.76		0.26		30
20.38	13.34	999,965	0.22	1.88	(h)	0.30		26
18.49	(1.62)	997,684	0.21	1.63		0.32		22

20.50	17.18	278,546	0.75	1.40		0.76		15
18.09	1.03	279,698	0.75	1.79		0.76		51
20.92	5.39	376,464	0.75	1.70		0.77		19
20.96	7.35	481,236	0.75	1.22		0.76		30
20.26	12.87	492,666	0.61	1.48	(h)	0.82		26
18.39	(1.95)	444,975	0.56	1.28		0.84		22

20.50	17.27	72,911	0.50	1.70		0.51		15
18.10	1.25	68,796	0.50	2.06		0.51		51
20.94	5.72	65,515	0.50	2.04		0.52		19
20.98	7.57	26,714	0.50	1.54		0.52		30
20.30	10.44	5,048	0.50	1.28	(h)	0.53		26

20.61	17.50	53,291	0.25	1.97		0.26		15
18.18	1.49	45,528	0.25	2.19		0.26		51
21.02	5.97	61,313	0.25	2.26		0.26		19
21.05	7.90	41,513	0.25	1.81		0.29		30
20.36	10.62	35	0.25	2.13	(h)	0.35		26

20.72	17.54	2,095,812	0.10	2.07		0.11		15
18.28	1.68	1,978,378	0.10	2.41		0.11		51
21.11	6.09	2,387,637	0.10	2.36		0.11		19
21.14	8.03	2,869,583	0.10	1.86		0.11		30
20.43	13.51	3,803,505	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043	0.07	1.77		0.15		22

20.71	17.61	2,548,301	0.00	2.17		0.01		15
18.27	1.73	2,363,567	0.00	2.52		0.01		51
21.11	6.24	2,387,434	0.00	2.48		0.01		19
21.13	8.14	1,970,018	0.00	2.02		0.01		30
20.42	13.56	706,065	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,092	0.00	1.93		0.00	(j)	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$18.76	$0.21		$3.64	$3.85	$(0.27)	$(0.64)	$(0.91)
Year Ended June 30, 2020	20.40	0.33		(0.02)	0.31	(0.35)	(1.60)	(1.95)
Year Ended June 30, 2019	20.43	0.38		0.58	0.96	(0.46)	(0.53)	(0.99)
Year Ended June 30, 2018	19.62	0.30		1.31	1.61	(0.36)	(0.44)	(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)

Class C
Six Months Ended December 31, 2020 (Unaudited)	18.59	0.14		3.62	3.76	(0.23)	(0.64)	(0.87)
Year Ended June 30, 2020	20.23	0.22		(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26		0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)

Class I
Six Months Ended December 31, 2020 (Unaudited)	18.87	0.21		3.68	3.89	(0.29)	(0.64)	(0.93)
Year Ended June 30, 2020	20.51	0.37		(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42		0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	18.70	0.17		3.63	3.80	(0.24)	(0.64)	(0.88)
Year Ended June 30, 2020	20.34	0.27		(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30		0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	18.68	0.20		3.63	3.83	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	20.32	0.32		(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37		0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	18.83	0.24		3.64	3.88	(0.29)	(0.64)	(0.93)
Year Ended June 30, 2020	20.47	0.36		(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41		0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	18.89	0.25		3.66	3.91	(0.31)	(0.64)	(0.95)
Year Ended June 30, 2020	20.53	0.39		(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44		0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	18.89	0.26		3.66	3.92	(0.32)	(0.64)	(0.96)
Year Ended June 30, 2020	20.53	0.41		(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46		0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.70	20.61%	$1,149,942	0.41%	2.00%		0.52%		8%
18.76	1.14	1,141,434	0.41	1.70		0.52		52
20.40	5.27	1,350,107	0.39	1.91		0.52		15
20.43	8.18	1,477,096	0.37	1.46		0.52		28
19.62	14.58	1,438,787	0.32	1.67	(h)	0.56		22
17.59	(2.40)	1,219,559	0.31	1.42		0.59		17

21.48	20.27	14,558	0.99	1.35		1.03		8
18.59	0.56	16,378	0.99	1.14		1.04		52
20.23	4.71	21,967	0.97	1.32		1.03		15
20.26	7.48	23,602	0.97	0.82		1.04		28
19.47	13.89	29,551	0.97	1.02	(h)	1.08		22
17.45	(3.08)	30,327	0.96	0.73		1.08		17

21.83	20.69	405,052	0.24	2.05		0.26		8
18.87	1.31	492,445	0.24	1.88		0.27		52
20.51	5.47	604,947	0.22	2.08		0.27		15
20.53	8.35	679,086	0.22	1.63		0.26		28
19.71	14.68	743,740	0.22	1.75	(h)	0.30		22
17.67	(2.30)	655,305	0.21	1.52		0.33		17

21.62	20.37	229,588	0.75	1.67		0.77		8
18.70	0.79	225,092	0.76	1.37		0.77		52
20.34	4.89	283,852	0.75	1.53		0.77		15
20.37	7.74	351,337	0.75	1.08		0.76		28
19.57	14.29	350,593	0.62	1.38	(h)	0.83		22
17.54	(2.64)	292,088	0.56	1.18		0.86		17

21.60	20.56	47,980	0.50	1.99		0.52		85
18.68	1.07	44,104	0.51	1.63		0.52		52
20.32	5.14	39,417	0.50	1.85		0.52		15
20.36	8.05	25,728	0.50	1.54		0.52		28
19.57	11.49	5,007	0.50	1.16	(h)	0.54		22

21.78	20.69	51,900	0.25	2.29		0.26		8
18.83	1.30	43,341	0.25	1.87		0.26		52
20.47	5.41	40,332	0.25	2.07		0.26		15
20.50	8.33	26,845	0.25	1.79		0.29		28
19.70	11.74	43	0.25	2.03	(h)	0.35		22

21.85	20.77	1,565,917	0.10	2.38		0.11		8
18.89	1.45	1,449,763	0.10	1.98		0.11		52
20.53	5.64	1,751,724	0.10	2.20		0.11		15
20.54	8.41	2,137,155	0.10	1.72		0.11		28
19.73	14.87	2,727,057	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,224	0.07	1.65		0.16		17

21.85	20.83	2,268,443	0.00	2.46		0.01		8
18.89	1.55	2,066,991	0.00	2.09		0.01		52
20.53	5.70	2,130,474	0.00	2.30		0.02		15
20.55	8.58	1,721,936	0.00	1.86		0.01		28
19.73	14.97	638,799	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,742	0.00	1.83		0.00	(j)	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$19.90	$0.22		$4.26	$4.48	$(0.29)	$(0.76)	$(1.05)
Year Ended June 30, 2020	22.03	0.32		(0.05)	0.27	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.17	0.38		0.62	1.00	(0.47)	(0.67)	(1.14)
Year Ended June 30, 2018	21.18	0.30		1.60	1.90	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)

Class C
Six Months Ended December 31, 2020 (Unaudited)	19.58	0.14		4.19	4.33	(0.24)	(0.76)	(1.00)
Year Ended June 30, 2020	21.72	0.20		(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25		0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)

Class I
Six Months Ended December 31, 2020 (Unaudited)	19.97	0.23		4.28	4.51	(0.30)	(0.76)	(1.06)
Year Ended June 30, 2020	22.10	0.36		(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42		0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	19.79	0.18		4.23	4.41	(0.25)	(0.76)	(1.01)
Year Ended June 30, 2020	21.92	0.25		(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30		0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	19.83	0.22		4.23	4.45	(0.28)	(0.76)	(1.04)
Year Ended June 30, 2020	21.96	0.31		(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37		0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	19.93	0.26		4.24	4.50	(0.31)	(0.76)	(1.07)
Year Ended June 30, 2020	22.06	0.34		(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41		0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	20.03	0.26		4.28	4.54	(0.32)	(0.76)	(1.08)
Year Ended June 30, 2020	22.16	0.39		(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44		0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	20.03	0.27		4.28	4.55	(0.33)	(0.76)	(1.09)
Year Ended June 30, 2020	22.16	0.41		(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47		0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$23.33	22.59%	$1,079,747	0.41%	1.95%		0.52%		7%
19.90	0.66	1,088,646	0.41	1.54		0.52		50
22.03	5.15	1,324,589	0.39	1.76		0.52		14
22.17	8.91	1,431,801	0.37	1.35		0.52		29
21.18	15.94	1,405,514	0.32	1.56	(h)	0.58		24
18.77	(2.97)	1,218,455	0.31	1.32		0.62		16

22.91	22.21	15,828	0.99	1.32		1.03		7
19.58	0.08	16,763	0.99	0.98		1.04		50
21.72	4.59	22,117	0.97	1.17		1.03		14
21.87	8.25	23,744	0.97	0.69		1.04		29
20.91	15.18	28,920	0.97	0.94	(h)	1.11		24
18.54	(3.64)	29,275	0.96	0.65		1.16		16

23.42	22.71	432,793	0.24	2.05		0.26		7
19.97	0.82	488,471	0.24	1.73		0.27		50
22.10	5.36	616,461	0.22	1.93		0.27		14
22.23	9.05	701,619	0.22	1.51		0.26		29
21.24	16.05	738,940	0.22	1.67	(h)	0.32		24
18.82	(2.87)	698,515	0.21	1.41		0.36		16

23.19	22.40	200,791	0.75	1.66		0.77		7
19.79	0.30	200,654	0.76	1.22		0.77		50
21.92	4.79	269,143	0.75	1.38		0.77		14
22.06	8.50	352,348	0.75	0.97		0.77		29
21.08	15.62	358,746	0.62	1.28	(h)	0.85		24
18.68	(3.22)	303,226	0.56	1.05		0.90		16

23.24	22.54	64,642	0.50	2.04		0.52		7
19.83	0.57	57,891	0.51	1.51		0.52		50
21.96	5.02	54,428	0.50	1.72		0.52		14
22.12	8.77	20,650	0.50	1.26		0.52		29
21.14	12.58	9,292	0.50	0.79	(h)	0.54		24

23.36	22.67	42,831	0.25	2.32		0.26		7
19.93	0.82	35,248	0.26	1.65		0.27		50
22.06	5.36	42,792	0.25	1.91		0.26		14
22.19	9.04	32,538	0.25	1.34		0.28		29
21.22	12.80	45	0.25	1.93	(h)	0.35		24

23.49	22.79	1,693,542	0.10	2.36		0.11		7
20.03	0.96	1,521,908	0.11	1.84		0.12		50
22.16	5.48	1,803,566	0.10	2.06		0.12		14
22.29	9.20	2,173,497	0.10	1.62		0.11		29
21.29	16.22	2,933,133	0.09	1.80	(h)	0.15		24
18.86	(2.78)	2,573,249	0.07	1.56		0.17		16

23.49	22.85	2,142,666	0.00	2.45		0.01		7
20.03	1.06	1,899,514	0.01	1.94		0.02		50
22.16	5.58	2,006,280	0.00	2.16		0.02		14
22.29	9.31	1,639,250	0.00	1.71		0.01		29
21.29	16.33	549,101	0.00	1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,181	0.00	1.73		0.00	(j)	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$19.19	$0.21		$4.41	$4.62	$(0.28)	$(0.68)	$(0.96)
Year Ended June 30, 2020	21.10	0.29		(0.14)	0.15	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.09	0.35		0.61	0.96	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.08	0.28		1.54	1.82	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)

Class C
Six Months Ended December 31, 2020 (Unaudited)	18.96	0.14		4.36	4.50	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2020	20.91	0.17		(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22		0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)

Class I
Six Months Ended December 31, 2020 (Unaudited)	19.27	0.22		4.43	4.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2020	21.18	0.33		(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38		0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	19.10	0.17		4.38	4.55	(0.25)	(0.68)	(0.93)
Year Ended June 30, 2020	21.02	0.22		(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27		0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	19.12	0.21		4.37	4.58	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2020	21.03	0.28		(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33		0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	19.22	0.25		4.38	4.63	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2020	21.13	0.32		(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37		0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	19.29	0.25		4.42	4.67	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2020	21.20	0.35		(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41		0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	19.28	0.26		4.43	4.69	(0.32)	(0.68)	(1.00)
Year Ended June 30, 2020	21.20	0.37		(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$22.85	24.13%	$809,884	0.41%	1.96%		0.52%		8%
19.19	0.12	770,111	0.41	1.45		0.53		51
21.10	5.17	879,444	0.39	1.70		0.52		16
21.09	9.03	947,727	0.37	1.29		0.53		26
20.08	16.06	886,621	0.32	1.55	(h)	0.60		20
17.78	(2.99)	727,578	0.31	1.32		0.66		13

22.54	23.82	10,692	0.99	1.35		1.05		8
18.96	(0.50)	11,130	0.99	0.88		1.05		51
20.91	4.58	13,398	0.97	1.07		1.04		16
20.92	8.38	14,190	0.97	0.65		1.06		26
19.93	15.27	17,075	0.97	0.90	(h)	1.12		20
17.66	(3.60)	17,321	0.96	0.66		1.21		13

22.95	24.23	329,804	0.24	2.03		0.27		8
19.27	0.29	358,214	0.24	1.65		0.27		51
21.18	5.32	416,712	0.22	1.84		0.27		16
21.17	9.20	460,024	0.22	1.47		0.27		26
20.15	16.17	497,881	0.22	1.62	(h)	0.34		20
17.84	(2.89)	408,474	0.21	1.40		0.39		13

22.72	23.91	163,056	0.75	1.59		0.77		8
19.10	(0.24)	157,856	0.76	1.12		0.77		51
21.02	4.75	192,013	0.75	1.32		0.77		16
21.02	8.65	232,508	0.75	0.92		0.77		26
20.01	15.73	234,513	0.62	1.26	(h)	0.88		20
17.72	(3.25)	182,691	0.56	1.06		0.94		13

22.75	24.02	31,542	0.50	1.94		0.52		8
19.12	0.04	28,735	0.51	1.39		0.53		51
21.03	5.05	24,908	0.50	1.61		0.53		16
21.03	8.90	15,215	0.50	1.30		0.53		26
20.04	12.70	3,040	0.50	0.84	(h)	0.53		20

22.88	24.20	28,480	0.25	2.31		0.27		8
19.22	0.28	22,576	0.26	1.62		0.27		51
21.13	5.28	18,666	0.25	1.81		0.27		16
21.13	9.20	10,785	0.25	1.56		0.30		26
20.13	12.92	35	0.25	1.91	(h)	0.35		20

22.97	24.31	1,161,947	0.10	2.35		0.12		8
19.29	0.43	1,036,265	0.10	1.73		0.12		51
21.20	5.45	1,230,281	0.10	1.99		0.12		16
21.19	9.32	1,418,444	0.10	1.58		0.11		26
20.17	16.36	1,826,905	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368	0.07	1.56		0.19		13

22.97	24.43	1,632,777	0.00	2.41		0.02		8
19.28	0.48	1,442,523	0.00	1.84		0.02		51
21.20	5.60	1,598,285	0.00	2.08		0.02		16
21.18	9.44	1,238,000	0.00	1.65		0.02		26
20.16	16.41	438,343	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559	0.00	1.71		0.01		13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$19.30	$0.21		$4.42	$4.63	$(0.27)	$(0.70)	$(0.97)
Year Ended June 30, 2020	21.14	0.29		(0.15)	0.14	(0.32)	(1.66)	(1.98)
Year Ended June 30, 2019	21.06	0.35		0.62	0.97	(0.44)	(0.45)	(0.89)
Year Ended June 30, 2018	20.04	0.28		1.54	1.82	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)

Class C
Six Months Ended December 31, 2020 (Unaudited)	19.05	0.12		4.39	4.51	(0.24)	(0.70)	(0.94)
Year Ended June 30, 2020	20.92	0.17		(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23		0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)

Class I
Six Months Ended December 31, 2020 (Unaudited)	19.38	0.22		4.45	4.67	(0.29)	(0.70)	(0.99)
Year Ended June 30, 2020	21.22	0.33		(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38		0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	19.20	0.17		4.41	4.58	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2020	21.05	0.23		(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27		0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	19.23	0.22		4.39	4.61	(0.27)	(0.70)	(0.97)
Year Ended June 30, 2020	21.07	0.29		(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32		0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	19.34	0.25		4.41	4.66	(0.29)	(0.70)	(0.99)
Year Ended June 30, 2020	21.18	0.30		(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37		0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	19.41	0.25		4.45	4.70	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2020	21.25	0.35		(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41		0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	19.42	0.26		4.45	4.71	(0.31)	(0.70)	(1.01)
Year Ended June 30, 2020	21.26	0.37		(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$22.96	24.07%	$668,201	0.41%	1.92%		0.53%	9%
19.30	0.11	669,044	0.41	1.44		0.53	50
21.14	5.17	776,437	0.39	1.70		0.53	15
21.06	9.04	795,191	0.37	1.30		0.53	25
20.04	16.01	721,383	0.32	1.55	(h)	0.66	20
17.76	(2.94)	580,689	0.31	1.32		0.73	16

22.62	23.75	9,220	0.99	1.17		1.06	9
19.05	(0.47)	10,868	0.99	0.88		1.06	50
20.92	4.54	14,549	0.97	1.11		1.05	15
20.87	8.41	14,612	0.97	0.68		1.07	25
19.87	15.23	16,782	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792	0.96	0.65		1.28	16

23.06	24.17	342,054	0.24	2.07		0.27	9
19.38	0.27	351,331	0.24	1.63		0.27	50
21.22	5.33	412,675	0.22	1.84		0.27	15
21.14	9.27	439,081	0.22	1.48		0.27	25
20.10	16.06	437,690	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203	0.21	1.42		0.46	16

22.83	23.94	141,322	0.75	1.57		0.77	9
19.20	(0.25)	141,456	0.76	1.14		0.78	50
21.05	4.76	185,990	0.75	1.33		0.77	15
20.98	8.66	211,291	0.75	0.92		0.77	25
19.96	15.62	204,684	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861	0.56	1.07		1.01	16

22.87	24.04	31,678	0.50	2.02		0.52	9
19.23	0.02	28,624	0.51	1.44		0.53	50
21.07	5.06	29,624	0.50	1.58		0.53	15
21.00	8.91	16,637	0.50	1.21		0.52	25
19.99	12.59	6,021	0.50	0.72	(h)	0.58	20

23.01	24.17	27,481	0.25	2.29		0.27	9
19.34	0.27	21,884	0.25	1.46		0.27	50
21.18	5.27	32,117	0.25	1.82		0.27	15
21.11	9.19	22,930	0.25	1.14		0.28	25
20.10	12.86	48	0.25	1.90	(h)	0.35	20

23.11	24.33	1,179,109	0.10	2.33		0.12	9
19.41	0.41	1,040,450	0.10	1.74		0.12	50
21.25	5.45	1,151,555	0.10	1.99		0.12	15
21.17	9.39	1,270,105	0.10	1.61		0.12	25
20.13	16.18	1,572,471	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607	0.07	1.58		0.21	16

23.12	24.38	1,370,285	0.00	2.42		0.02	9
19.42	0.51	1,183,628	0.00	1.83		0.02	50
21.26	5.55	1,333,241	0.00	2.09		0.02	15
21.18	9.49	993,416	0.00	1.60		0.02	25
20.14	16.34	279,122	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,618	0.00	1.72		0.01	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund
Class A
Six Months Ended December 31, 2020 (Unaudited)	$22.16	$0.25		$5.08	$5.33	$(0.31)	$(0.65)	$(0.96)
Year Ended June 30, 2020	23.80	0.33		(0.19)	0.14	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.52	0.39		0.72	1.11	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2018	22.30	0.31		1.71	2.02	(0.38)	(0.42)	(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)

Class C
Six Months Ended December 31, 2020 (Unaudited)	21.99	0.18		5.04	5.22	(0.28)	(0.65)	(0.93)
Year Ended June 30, 2020	23.66	0.21		(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24		0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)

Class I
Six Months Ended December 31, 2020 (Unaudited)	22.21	0.26		5.11	5.37	(0.34)	(0.65)	(0.99)
Year Ended June 30, 2020	23.84	0.38		(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42		0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	22.11	0.21		5.06	5.27	(0.29)	(0.65)	(0.94)
Year Ended June 30, 2020	23.75	0.25		(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31		0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	22.10	0.24		5.06	5.30	(0.31)	(0.65)	(0.96)
Year Ended June 30, 2020	23.73	0.33		(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36		0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	22.18	0.29		5.06	5.35	(0.34)	(0.65)	(0.99)
Year Ended June 30, 2020	23.81	0.37		(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43		0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	22.23	0.30		5.08	5.38	(0.35)	(0.65)	(1.00)
Year Ended June 30, 2020	23.86	0.40		(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46		0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	22.24	0.30		5.10	5.40	(0.37)	(0.65)	(1.02)
Year Ended June 30, 2020	23.87	0.42		(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48		0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$26.53	24.14%	$369,085	0.41%	2.01%		0.54%	10%
22.16	0.13	333,643	0.41	1.46		0.54	59
23.80	5.17	337,832	0.39	1.70		0.54	11
23.52	9.01	308,278	0.37	1.30		0.55	21
22.30	15.96	230,869	0.32	1.53	(h)	0.70	17
19.73	(2.85)	149,209	0.31	1.34		0.77	10

26.28	23.79	6,066	0.99	1.45		1.09	10
21.99	(0.42)	5,393	0.99	0.91		1.12	59
23.66	4.56	4,894	0.97	1.06		1.09	11
23.40	8.36	4,206	0.97	0.70		1.17	21
22.20	15.20	3,626	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130	0.96	0.65		1.53	10

26.59	24.23	163,501	0.25	2.11		0.28	10
22.21	0.34	164,090	0.24	1.66		0.28	59
23.84	5.33	153,011	0.22	1.81		0.28	11
23.56	9.20	153,796	0.22	1.49		0.28	21
22.33	16.05	140,666	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997	0.21	1.41		0.48	10

26.44	23.90	103,718	0.75	1.66		0.78	10
22.11	(0.18)	93,217	0.76	1.11		0.79	59
23.75	4.80	98,714	0.75	1.33		0.79	11
23.47	8.57	100,046	0.75	0.92		0.79	21
22.26	15.62	83,587	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658	0.56	1.10		1.09	10

26.44	24.04	13,475	0.50	1.95		0.54	10
22.10	0.09	12,681	0.50	1.46		0.55	59
23.73	5.06	11,479	0.50	1.58		0.55	11
23.46	8.86	5,694	0.50	1.24		0.57	21
22.26	12.59	1,304	0.50	0.80	(h)	0.74	17

26.54	24.17	11,351	0.25	2.36		0.29	10
22.18	0.33	8,754	0.25	1.63		0.29	59
23.81	5.33	6,657	0.25	1.89		0.29	11
23.53	9.12	4,320	0.25	1.21		0.33	21
22.33	12.84	23	0.25	1.93	(h)	0.35	17

26.61	24.30	541,033	0.10	2.42		0.13	10
22.23	0.48	458,536	0.10	1.75		0.13	59
23.86	5.46	492,994	0.10	2.00		0.13	11
23.58	9.32	466,450	0.10	1.62		0.13	21
22.35	16.23	464,633	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762	0.07	1.57		0.23	10

26.62	24.35	699,672	0.00	2.45		0.03	10
22.24	0.58	599,703	0.00	1.82		0.03	59
23.87	5.60	695,353	0.00	2.09		0.03	11
23.58	9.37	439,087	0.00	1.62		0.04	21
22.36	16.32	124,562	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,075	0.00	1.76		0.02	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund

Class A
Six Months Ended December 31, 2020 (Unaudited)	$17.52	$0.19		$4.01	$4.20	$(0.24)	$(0.44)	$(0.68)
Year Ended June 30, 2020	18.17	0.25		(0.21)	0.04	(0.29)	(0.40)	(0.69)
Year Ended June 30, 2019	17.74	0.30		0.58	0.88	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2018	16.57	0.23		1.29	1.52	(0.28)	(0.07)	(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2020 (Unaudited)	17.43	0.14		3.98	4.12	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2020	18.11	0.15		(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17		0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Six Months Ended December 31, 2020 (Unaudited)	17.55	0.23		3.99	4.22	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.20	0.29		(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	17.49	0.18		3.98	4.16	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2020	18.16	0.21		(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24		0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	17.52	0.20		4.00	4.20	(0.24)	(0.44)	(0.68)
Year Ended June 30, 2020	18.17	0.26		(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28		0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	17.54	0.23		4.00	4.23	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.20	0.26		(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	17.54	0.24		4.01	4.25	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2020	18.20	0.31		(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35		0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	17.57	0.24		4.02	4.26	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2020	18.22	0.33		(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37		0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$21.04	24.04%	$51,105	0.41%	1.92%		0.61%	7%
17.52	0.03	45,390	0.41	1.42		0.66	41
18.17	5.27	27,198	0.39	1.71		0.67	12
17.74	9.14	13,161	0.38	1.31		1.27	39
16.57	12.09	2,106	0.32	0.70	(i)	1.09	116

20.90	23.72	1,533	0.99	1.42		1.16	7
17.43	(0.56)	1,267	0.99	0.87		1.22	41
18.11	4.65	780	0.97	0.99		1.25	12
17.70	8.45	356	0.97	0.58		1.90	39
16.57	11.54	32	0.97	0.93	(i)	2.66	116

21.08	24.15	36,847	0.25	2.36		0.34	7
17.55	0.20	25,175	0.24	1.64		0.39	41
18.20	5.48	13,277	0.22	1.88		0.39	12
17.76	9.24	6,673	0.22	1.42		0.94	39
16.59	12.22	2,932	0.22	1.58	(i)	1.26	116

20.99	23.88	8,003	0.75	1.84		0.86	7
17.49	(0.39)	5,747	0.75	1.17		0.93	41
18.16	4.91	3,816	0.75	1.38		0.91	12
17.73	8.69	2,321	0.75	0.78		1.50	39
16.58	11.84	256	0.70	0.64	(i)	1.61	116

21.04	24.02	6,348	0.50	2.08		0.62	7
17.52	(0.07)	4,378	0.50	1.47		0.68	41
18.17	5.18	3,361	0.50	1.58		0.71	12
17.74	8.93	1,012	0.50	1.16		1.40	39
16.58	13.32	177	0.50	1.00	(i)	1.30	116

21.08	24.22	1,691	0.25	2.33		0.38	7
17.54	0.12	1,262	0.25	1.46		0.42	41
18.20	5.47	1,818	0.25	1.87		0.41	12
17.76	9.20	351	0.25	1.54		1.15	39
16.60	13.59	23	0.25	1.82	(i)	1.57	116

21.08	24.31	73,097	0.10	2.40		0.19	7
17.54	0.26	55,957	0.10	1.77		0.24	41
18.20	5.60	35,100	0.10	1.99		0.23	12
17.76	9.37	16,799	0.10	1.51		0.79	39
16.59	12.34	4,073	0.10	1.06	(i)	0.73	116

21.11	24.32	183,048	0.00	2.44		0.09	7
17.57	0.41	139,446	0.00	1.89		0.14	41
18.22	5.69	84,379	0.00	2.12		0.13	12
17.78	9.52	34,676	0.00	1.56		0.67	39
16.60	12.46	1,599	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

90	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan SmartRetirement® Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$53,018	$—	$—	$53,018
Investment Companies	2,330,807	—	—	2,330,807
U.S. Treasury Obligations	—	14,691	—	14,691
Short-Term Investments
Investment Companies	51,007	—	—	51,007

Total Investments in Securities	$2,434,832	$14,691	$—	$2,449,523

Appreciation in Other Financial Instruments
Futures Contracts	$2,344	$—	$—	$2,344

Depreciation in Other Financial Instruments
Futures Contracts	$(783)	$—	$—	$(783)

JPMorgan SmartRetirement® 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$100,230	$—	$—	$100,230
Investment Companies	4,001,677	—	—	4,001,677
U.S. Treasury Obligations	—	24,805	—	24,805
Short-Term Investments
Investment Companies	126,641	—	—	126,641

Total Investments in Securities	$4,228,548	$24,805	$—	$4,253,353

Appreciation in Other Financial Instruments
Futures Contracts	$4,337	$—	$—	$4,337

Depreciation in Other Financial Instruments
Futures Contracts	$(1,175)	$—	$—	$(1,175)

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$161,548	$—	$—	$161,548
Investment Companies	5,912,433	—	—	5,912,433
U.S. Treasury Obligations	—	43,600	—	43,600
Short-Term Investments
Investment Companies	64,003	—	—	64,003

Total Investments in Securities	$6,137,984	$43,600	$—	$6,181,584

Appreciation in Other Financial Instruments
Futures Contracts	$8,646	$—	$—	$8,646

Depreciation in Other Financial Instruments
Futures Contracts	$(1,168)	$—	$—	$(1,168)

JPMorgan SmartRetirement® 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$315,027	$—	$—	$315,027
Investment Companies	6,527,633	—	—	6,527,633
U.S. Treasury Obligations	—	45,879	—	45,879
Short-Term Investments
Investment Companies	96,541	—	—	96,541

Total Investments in Securities	$6,939,201	$45,879	$—	$6,985,080

Appreciation in Other Financial Instruments
Futures Contracts	$10,165	$—	$—	$10,165

Depreciation in Other Financial Instruments
Futures Contracts	$(1,301)	$—	$—	$(1,301)

JPMorgan SmartRetirement® 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$35,194	$—	$—	$35,194
Investment Companies	5,551,473	—	—	5,551,473
U.S. Treasury Obligations	—	41,830	—	41,830
Short-Term Investments
Investment Companies	85,821	—	—	85,821

Total Investments in Securities	$5,672,488	$41,830	$—	$5,714,318

Appreciation in Other Financial Instruments
Futures Contracts	$9,678	$—	$—	$9,678

Depreciation in Other Financial Instruments
Futures Contracts	$(931)	$—	$—	$(931)

92	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$79,230	$—	$—	$79,230
Investment Companies	5,469,840	—	—	5,469,840
U.S. Treasury Obligations	—	43,225	—	43,225
Short-Term Investments
Investment Companies	128,647	—	—	128,647

Total Investments in Securities	$5,677,717	$43,225	$—	$5,720,942

Appreciation in Other Financial Instruments
Futures Contracts	$10,337	$—	$—	$10,337

Depreciation in Other Financial Instruments
Futures Contracts	$(1,737)	$—	$—	$(1,737)

JPMorgan SmartRetirement® 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$80,682	$—	$—	$80,682
Investment Companies	3,999,477	—	—	3,999,477
U.S. Treasury Obligations	—	27,310	—	27,310
Short-Term Investments
Investment Companies	79,592	—	—	79,592

Total Investments in Securities	$4,159,751	$27,310	$—	$4,187,061

Appreciation in Other Financial Instruments
Futures Contracts	$7,292	$—	$—	$7,292

Depreciation in Other Financial Instruments
Futures Contracts	$(963)	$—	$—	$(963)

JPMorgan SmartRetirement® 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$72,379	$—	$—	$72,379
Investment Companies	3,639,275	—	—	3,639,275
U.S. Treasury Obligations	—	24,883	—	24,883
Short-Term Investments
Investment Companies	88,654	—	—	88,654

Total Investments in Securities	$3,800,308	$24,883	$—	$3,825,191

Appreciation in Other Financial Instruments
Futures Contracts	$6,398	$—	$—	$6,398

Depreciation in Other Financial Instruments
Futures Contracts	$(791)	$—	$—	$(791)

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$53,066	$—	$—	$53,066
Investment Companies	1,834,688	—	—	1,834,688
U.S. Treasury Obligations	—	12,489	—	12,489
Short-Term Investments
Investment Companies	15,749	—	—	15,749

Total Investments in Securities	$1,903,503	$12,489	$—	$1,915,992

Appreciation in Other Financial Instruments
Futures Contracts	$2,836	$—	$—	$2,836

Depreciation in Other Financial Instruments
Futures Contracts	$(620)	$—	$—	$(620)

JPMorgan SmartRetirement® 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$12,012	$—	$—	$12,012
Investment Companies	343,215	—	—	343,215
U.S. Treasury Obligations	—	3,434	—	3,434
Short-Term Investments
Investment Companies	7,357	—	—	7,357

Total Investments in Securities	$362,584	$3,434	$—	$366,018

Appreciation in Other Financial Instruments
Futures Contracts	$666	$—	$—	$666

Depreciation in Other Financial Instruments
Futures Contracts	$(91)	$—	$—	$(91)

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

94	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Income Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$11,658	$—	$8,289	$(1,717)	$2,327	$3,979	50	$103	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	51,263	10,948	1,219	7,505	49,039	622	167	—
JPMorgan Core Bond Fund Class R6 Shares (a)	635,226	31,598	108,435	6,729	(10,330)	554,788	45,141	7,039	8,933
JPMorgan Corporate Bond Fund Class R6 Shares (a)	133,654	3,511	13,193	500	2,248	126,720	11,604	1,634	1,877
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	23,247	385	5,084	79	1,815	20,442	2,463	385	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	97,342	176	36,618	4,745	26,418	92,063	2,091	176	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	22,733	335	4,687	(201)	1,935	20,115	2,429	335	—
JPMorgan Equity Income Fund Class R6 Shares (a)	191,890	1,389	91,909	(5,238)	31,539	127,671	6,471	1,389	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	32,571	578	—	—	1,637	34,786	3,931	578	—
JPMorgan High Yield Fund Class R6 Shares (a)	194,679	21,192	6,314	(199)	16,009	225,367	31,653	5,134	—
JPMorgan Income Fund Class R6 Shares (a)	48,085	1,181	3,976	(159)	2,112	47,243	5,010	1,126	55
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	203,344	2,232	19,882	384	6,040	192,118	17,855	2,232	—
JPMorgan International Advantage Fund Class R6 Shares (a)	40,533	826	21,520	1,813	4,618	26,270	1,268	826	—
JPMorgan International Equity Fund Class R6 Shares (a)	134,392	1,646	34,225	5,627	20,966	128,406	6,404	1,646	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	93,692	1,752	18,374	(1,438)	15,959	91,591	4,821	1,752	—
JPMorgan Managed Income Fund Class L Shares (a)	2,427	78,233	50,609	— (c)	(30)	30,021	2,990	181	8
JPMorgan Realty Income Fund Class R6 Shares (a)	36,912	1,493	—	—	3,051	41,456	3,129	263	1,229
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	385,244	21,837	52,968	749	5,384	360,246	36,536	3,780	650
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,323	442	8,504	662	3,995	15,918	230	78	363
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	12,266	724	8,037	4,104	(564)	8,493	276	33	691
JPMorgan Small Cap Value Fund Class R6 Shares (a)	9,305	56	5,767	761	2,061	6,416	238	57	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	200,594	10,989	62,743	8,041	23,796	180,677	9,440	846	10,144
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	88,744	486,920	524,657	—	—	51,007	51,007	31	—

Total	$2,617,861	$718,758	$1,096,739	$26,461	$168,491	$2,434,832		$29,791	$23,950

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2020 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$22,437	$—	$14,778	$(3,033)	$4,327	$8,953	113	$219	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	102,325	28,000	2,983	13,969	91,277	1,159	332	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,084,532	63,867	202,882	11,121	(17,152)	939,486	76,443	11,877	15,126
JPMorgan Corporate Bond Fund Class R6 Shares (a)	238,464	6,057	31,179	1,301	3,627	218,270	19,988	2,825	3,232
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	31,620	628	—	—	2,850	35,098	4,229	628	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	186,517	316	81,112	15,848	42,370	163,939	3,724	316	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	38,263	559	8,246	(352)	3,257	33,481	4,044	559	—
JPMorgan Equity Income Fund Class R6 Shares (a)	361,756	11,368	180,236	(9,568)	59,795	243,115	12,322	2,642	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	51,656	845	6,886	(632)	3,027	48,010	5,425	845	—
JPMorgan High Yield Fund Class R6 Shares (a)	325,485	43,726	10,896	(477)	27,400	385,238	54,106	8,774	—
JPMorgan Income Fund Class R6 Shares (a)	70,721	1,747	7,851	(297)	3,143	67,463	7,154	1,668	79
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	308,223	3,398	30,372	550	9,188	290,987	27,043	3,398	—
JPMorgan International Advantage Fund Class R6 Shares (a)	74,211	1,571	34,885	4,200	7,374	52,471	2,534	1,571	—
JPMorgan International Equity Fund Class R6 Shares (a)	246,780	3,103	57,453	11,950	37,774	242,154	12,078	3,103	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	172,223	3,113	40,176	(1,615)	29,248	162,793	8,568	3,113	—
JPMorgan Managed Income Fund Class L Shares (a)	4,423	130,554	118,743	— (c)	(16)	16,218	1,615	259	4
JPMorgan Realty Income Fund Class R6 Shares (a)	70,617	2,855	—	—	5,837	79,309	5,986	503	2,352
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	653,028	37,745	86,760	1,279	9,124	614,416	62,314	6,436	1,109
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	40,104	855	19,894	2,046	7,704	30,815	445	152	704
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	14,570	1,234	6,413	3,258	2,196	14,845	482	40	1,194
JPMorgan Small Cap Value Fund Class R6 Shares (a)	13,496	120	—	—	4,784	18,400	683	120	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	378,881	31,257	125,719	17,868	42,882	345,169	18,034	1,582	19,203
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	147,454	845,211	866,024	—	—	126,641	126,641	50	—

Total	$4,535,461	$1,292,454	$1,958,505	$56,430	$302,708	$4,228,548		$51,012	$43,003

96	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2025 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$42,047	$—	$29,274	$(5,321)	$8,238	$15,690	198	$447	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	123,537	—	—	22,321	145,858	1,851	495	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,320,649	116,348	208,564	9,521	(18,335)	1,219,619	99,237	15,088	19,637
JPMorgan Corporate Bond Fund Class R6 Shares (a)	289,642	19,699	27,842	1,077	4,799	287,375	26,316	3,614	4,255
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	44,780	791	7,414	155	3,683	41,995	5,060	791	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	344,049	644	126,235	23,228	89,919	331,605	7,533	644	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	44,333	689	6,718	(232)	3,814	41,886	5,059	689	—
JPMorgan Equity Income Fund Class R6 Shares (a)	698,446	5,341	311,518	(16,452)	116,197	492,014	24,937	5,341	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	49,947	887	—	—	2,510	53,344	6,028	887	—
JPMorgan High Yield Fund Class R6 Shares (a)	324,874	82,237	9,455	(348)	28,847	426,155	59,853	9,418	—
JPMorgan Income Fund Class R6 Shares (a)	67,054	1,635	9,322	(360)	3,022	62,029	6,578	1,563	72
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	151,333	1,758	—	—	4,965	158,056	14,689	1,758	—
JPMorgan International Advantage Fund Class R6 Shares (a)	143,121	3,237	65,515	2,127	21,924	104,894	5,065	3,237	—
JPMorgan International Equity Fund Class R6 Shares (a)	484,363	6,450	87,425	7,032	92,908	503,328	25,104	6,450	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	338,078	6,694	50,171	(2,444)	57,891	350,048	18,424	6,694	—
JPMorgan Managed Income Fund Class L Shares (a)	5,914	65,404	55,705	— (c)	(16)	15,597	1,553	120	4
JPMorgan Realty Income Fund Class R6 Shares (a)	134,650	5,445	—	—	11,130	151,225	11,413	960	4,485
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	809,527	71,985	87,268	898	12,122	807,264	81,873	8,242	1,456
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	70,505	1,891	22,260	1,433	16,551	68,120	984	335	1,555
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	43,966	2,066	22,083	10,336	1,229	35,514	1,152	95	1,971
JPMorgan Small Cap Value Fund Class R6 Shares (a)	26,968	240	—	—	9,561	36,769	1,364	240	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	634,512	125,119	148,486	13,123	101,328	725,596	37,910	3,308	40,017
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	114,172	907,771	957,940	—	—	64,003	64,003	64	—

Total	$6,182,930	$1,549,868	$2,233,195	$43,773	$594,608	$6,137,984		$70,480	$73,452

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2030 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$57,448	$—	$20,860	$(3,713)	$8,876	$41,751	527	$880	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	240,437	10,593	1,611	41,821	273,276	3,469	964	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,180,819	97,347	196,104	10,173	(17,769)	1,074,466	87,426	13,360	17,300
JPMorgan Corporate Bond Fund Class R6 Shares (a)	244,915	21,883	20,766	686	4,141	250,859	22,972	3,104	3,714
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	41,307	765	5,479	(211)	3,572	39,954	4,814	765	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	474,287	892	178,637	34,303	119,982	450,827	10,241	892	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	40,878	668	4,677	(331)	3,468	40,006	4,832	668	—
JPMorgan Equity Income Fund Class R6 Shares (a)	968,519	35,435	434,627	(26,730)	164,532	707,129	35,840	7,390	—
JPMorgan High Yield Fund Class R6 Shares (a)	305,188	94,741	—	—	27,468	427,397	60,028	9,159	—
JPMorgan Income Fund Class R6 Shares (a)	36,408	944	—	—	1,544	38,896	4,125	899	45
JPMorgan International Advantage Fund Class R6 Shares (a)	196,099	4,529	73,868	4,532	28,020	159,312	7,692	4,529	—
JPMorgan International Equity Fund Class R6 Shares (a)	659,700	8,870	114,445	7,705	130,284	692,114	34,519	8,870	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	461,290	9,333	57,610	(4,124)	79,152	488,041	25,686	9,333	—
JPMorgan Managed Income Fund Class L Shares (a)	6,075	196,854	168,112	— (c)	(35)	34,782	3,464	410	9
JPMorgan Realty Income Fund Class R6 Shares (a)	182,520	7,380	—	—	15,087	204,987	15,471	1,301	6,079
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	713,255	95,701	98,814	880	10,582	721,604	73,185	7,299	1,302
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	94,386	2,712	23,560	956	23,215	97,709	1,411	481	2,231
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	48,390	3,412	20,915	10,289	6,866	48,042	1,559	157	3,255
JPMorgan Small Cap Value Fund Class R6 Shares (a)	34,970	11,245	10,527	169	14,521	50,378	1,869	354	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	874,658	167,041	195,680	10,776	144,335	1,001,130	52,306	4,574	57,109
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	187,689	1,204,430	1,295,578	—	—	96,541	96,541	72	—

Total	$6,808,801	$2,204,619	$2,930,852	$46,971	$809,662	$6,939,201		$75,461	$91,044

98	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2035 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$44,437	$—	$27,043	$(6,837)	$8,424	$18,981	240	$579	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	13,732	—	—	2,481	16,213	206	55	—
JPMorgan Core Bond Fund Class R6 Shares (a)	272,451	39,033	27,183	(41)	(2,208)	282,052	22,950	3,319	4,541
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	659,267	101,981	153,352	4,196	(3,865)	608,227	69,751	8,526	9,728
JPMorgan Corporate Bond Fund Class R6 Shares (a)	192,990	28,571	20,629	327	3,468	204,727	18,748	2,496	3,031
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	23,419	466	—	—	2,110	25,995	3,132	465	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	431,456	6,950	100,016	3,054	116,850	458,294	21,886	6,950	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	23,168	402	—	—	1,955	25,525	3,083	402	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	519,891	59,348	36,347	4,003	100,472	647,367	19,827	2,081	57,266
JPMorgan High Yield Fund Class R6 Shares (a)	206,047	81,068	—	—	19,704	306,819	43,093	6,656	—
JPMorgan International Advantage Fund Class R6 Shares (a)	269,370	6,272	52,038	(1,183)	46,277	268,698	12,974	6,272	—
JPMorgan International Focus Fund Class R6 Shares (a)	490,383	5,792	85,809	9,927	95,552	515,845	19,817	5,792	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	466,891	9,692	47,785	(2,324)	80,314	506,788	26,673	9,693	—
JPMorgan Managed Income Fund Class L Shares (a)	3,145	13	—	—	(3)	3,155	314	12	1
JPMorgan Realty Income Fund Class R6 Shares (a)	168,632	21,671	8,675	(526)	14,119	195,221	14,734	1,218	5,790
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	53,411	1,548	12,808	708	12,924	55,783	806	275	1,274
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	26,661	2,291	11,900	6,081	4,350	27,483	892	105	2,186
JPMorgan Small Cap Value Fund Class R6 Shares (a)	21,925	195	—	—	7,772	29,892	1,109	195	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	504,930	31,894	90,717	13,709	69,612	529,428	27,661	2,390	29,504
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	89,153	715,964	719,296	—	—	85,821	85,821	35	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	386,180	14,100	52,273	14,613	55,270	417,890	13,145	3,537	10,563
JPMorgan Value Advantage Fund Class R6 Shares (a)	515,862	14,698	175,360	(17,982)	105,066	442,284	12,459	8,157	6,541

Total	$5,369,669	$1,155,681	$1,621,231	$27,725	$740,644	$5,672,488		$69,210	$130,425

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2040 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$50,434	$—	$8,484	$(1,092)	$6,535	$47,393	599	$974	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	26,965	—	—	4,872	31,837	404	108	—
JPMorgan Core Bond Fund Class R6 Shares (a)	160,838	14,955	—	—	(1,352)	174,441	14,194	1,966	2,809
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	409,854	45,701	114,967	4,151	(3,556)	341,183	39,126	5,001	5,457
JPMorgan Corporate Bond Fund Class R6 Shares (a)	106,190	3,031	—	—	2,299	111,520	10,212	1,380	1,651
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	16,775	334	—	—	1,511	18,620	2,243	333	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	458,770	7,345	103,158	2,911	123,531	489,399	23,371	7,345	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	16,044	278	—	—	1,355	17,677	2,135	278	—
JPMorgan Growth Advantage Fund Class R6 Shares(a)	563,885	64,114	35,359	4,888	108,251	705,779	21,616	2,249	61,866
JPMorgan High Yield Fund Class R6 Shares (a)	165,083	80,598	—	—	16,501	262,182	36,823	5,627	—
JPMorgan International Advantage Fund Class R6 Shares (a)	292,104	7,097	42,261	(583)	49,742	306,099	14,780	7,097	—
JPMorgan International Focus Fund Class R6 Shares (a)	532,464	6,251	77,750	7,915	106,640	575,520	22,110	6,250	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	503,059	22,946	50,097	(4,726)	90,472	561,654	29,561	10,742	—
JPMorgan Managed Income Fund Class L Shares (a)	3,063	13	—	—	(3)	3,073	306	12	1
JPMorgan Realty Income Fund Class R6 Shares (a)	187,340	17,899	—	—	15,236	220,475	16,640	1,364	6,539
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	58,532	1,722	12,910	669	14,022	62,035	896	305	1,416
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	30,866	1,827	11,233	5,651	4,282	31,393	1,019	84	1,742
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,709	246	—	—	9,824	37,779	1,401	246	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	552,700	34,686	97,780	15,298	75,514	580,418	30,325	2,614	32,072
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	96,435	621,987	589,775	—	—	128,647	128,647	35	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	448,409	15,756	72,698	19,003	57,961	468,431	14,735	3,915	11,841
JPMorgan Value Advantage Fund Class R6 Shares (a)	558,702	16,633	169,950	(14,660)	111,437	502,162	14,145	9,262	7,371

Total	$5,239,256	$990,384	$1,386,422	$39,425	$795,074	$5,677,717		$67,187	$132,765

100	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2045 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$43,775	$—	$13,641	$(2,927)	$6,610	$33,817	427	$698	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	39,693	—	—	7,172	46,865	595	159	—
JPMorgan Core Bond Fund Class R6 Shares (a)	58,042	8,050	—	—	(530)	65,562	5,335	715	1,056
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	148,310	21,216	79,949	3,738	(3,252)	90,063	10,328	1,594	1,440
JPMorgan Corporate Bond Fund Class R6 Shares (a)	38,232	1,091	—	—	828	40,151	3,677	497	594
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,301	164	—	—	748	9,213	1,110	165	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	346,564	5,928	61,158	2,958	96,524	390,816	18,664	5,928	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,820	136	—	—	660	8,616	1,041	136	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	440,645	60,591	22,899	2,611	86,798	567,746	17,389	1,810	49,787
JPMorgan High Yield Fund Class R6 Shares (a)	93,165	60,830	—	—	10,000	163,995	23,033	3,462	—
JPMorgan International Advantage Fund Class R6 Shares (a)	225,330	5,593	28,756	(891)	39,062	240,338	11,605	5,593	—
JPMorgan International Focus Fund Class R6 Shares (a)	415,885	5,030	53,952	5,931	85,074	457,968	17,594	5,030	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	388,012	21,884	27,714	(2,825)	70,354	449,711	23,669	8,601	—
JPMorgan Managed Income Fund Class L Shares (a)	3,120	13	—	—	(3)	3,130	312	12	1
JPMorgan Realty Income Fund Class R6 Shares (a)	141,870	20,304	—	—	11,826	174,000	13,132	1,082	5,160
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	41,581	1,343	5,706	449	10,715	48,382	699	238	1,105
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	25,111	1,706	6,161	3,091	5,558	29,305	951	78	1,626
JPMorgan Small Cap Value Fund Class R6 Shares (a)	18,801	166	—	—	6,666	25,633	951	167	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	437,851	27,588	76,863	10,653	62,761	461,990	24,137	2,084	25,504
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	90,659	479,363	490,430	—	—	79,592	79,592	29	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	362,812	12,970	62,868	13,448	50,588	376,950	11,858	3,245	9,724
JPMorgan Value Advantage Fund Class R6 Shares (a)	437,179	13,134	128,992	(14,393)	88,980	395,908	11,152	7,302	5,833

Total	$3,773,065	$786,793	$1,059,089	$21,843	$637,139	$4,159,751		$48,625	$101,830

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2050 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$39,127	$—	$12,214	$(2,785)	$5,928	$30,056	380	$621	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	35,846	—	—	6,477	42,323	537	144	—
JPMorgan Core Bond Fund Class R6 Shares (a)	52,224	7,256	—	—	(477)	59,003	4,801	643	950
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	134,848	19,094	73,170	3,308	(2,855)	81,225	9,315	1,441	1,299
JPMorgan Corporate Bond Fund Class R6 Shares (a)	34,256	978	—	—	741	35,975	3,294	445	533
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,458	148	—	—	672	8,278	997	148	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	306,777	5,312	41,309	2,171	87,090	360,041	17,194	5,313	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,025	122	—	—	593	7,740	935	122	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	397,921	57,512	16,726	2,948	77,682	519,337	15,906	1,633	44,939
JPMorgan High Yield Fund Class R6 Shares (a)	83,823	60,643	—	—	9,093	153,559	21,567	3,145	—
JPMorgan International Advantage Fund Class R6 Shares (a)	192,402	18,500	20,943	(847)	35,214	224,326	10,832	5,069	—
JPMorgan International Focus Fund Class R6 Shares (a)	375,389	4,547	44,203	4,190	77,754	417,677	16,046	4,548	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	349,654	16,376	25,398	(1,450)	62,722	401,904	21,153	7,685	—
JPMorgan Managed Income Fund Class L Shares (a)	2,806	12	—	—	(3)	2,815	280	11	1
JPMorgan Realty Income Fund Class R6 Shares (a)	125,630	20,587	—	—	10,416	156,633	11,821	966	4,645
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	34,643	1,273	—	—	9,915	45,831	662	226	1,046
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	23,340	1,581	11,172	4,918	2,942	21,609	701	58	1,524
JPMorgan Small Cap Value Fund Class R6 Shares (a)	16,853	5,763	5,741	(5)	7,278	24,148	896	195	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	382,232	25,026	46,617	6,742	57,836	425,219	22,216	1,877	23,150
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	112,213	406,522	430,081	—	—	88,654	88,654	29	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	325,935	22,372	67,924	13,267	44,290	337,940	10,630	2,890	8,542
JPMorgan Value Advantage Fund Class R6 Shares (a)	394,603	11,817	116,908	(13,657)	80,160	356,015	10,029	6,566	5,251

Total	$3,399,159	$721,287	$912,406	$18,800	$573,468	$3,800,308		$43,775	$91,880

102	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2055 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$19,282	$—	$—	$—	$2,114	$21,396	270	$413	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	26,823	—	—	4,847	31,670	402	108	—
JPMorgan Core Bond Fund Class R6 Shares (a)	25,207	4,271	—	—	(242)	29,236	2,379	312	471
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	67,971	6,976	34,396	1,295	(1,051)	40,795	4,678	737	652
JPMorgan Corporate Bond Fund Class R6 Shares (a)	16,497	471	—	—	357	17,325	1,587	214	257
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,593	71	—	—	324	3,988	480	71	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	144,775	12,379	13,492	487	44,430	188,579	9,006	2,783	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,387	58	—	—	286	3,731	451	59	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	193,473	22,711	2,570	436	39,209	253,259	7,757	796	21,914
JPMorgan High Yield Fund Class R6 Shares (a)	40,702	31,471	—	—	4,492	76,665	10,768	1,561	—
JPMorgan International Advantage Fund Class R6 Shares (a)	93,792	2,424	7,708	7	16,337	104,852	5,063	2,424	—
JPMorgan International Focus Fund Class R6 Shares (a)	182,498	6,091	19,721	1,660	39,098	209,626	8,053	2,253	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	175,511	7,364	2,675	(375)	30,934	210,759	11,093	4,030	—
JPMorgan Managed Income Fund Class L Shares (a)	1,337	18,367	18,630	— (c)	(1)	1,073	107	29	—	(c)
JPMorgan Realty Income Fund Class R6 Shares (a)	60,210	12,907	—	—	4,723	77,840	5,875	458	2,309
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,448	700	2,823	172	5,311	22,808	329	112	587
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	12,986	725	5,426	2,173	2,007	12,465	404	33	692
JPMorgan Small Cap Value Fund Class R6 Shares (a)	7,610	67	—	—	2,698	10,375	385	68	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	183,940	16,529	19,267	2,058	29,446	212,706	11,113	927	11,572
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	59,168	207,869	251,288	—	—	15,749	15,749	15	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	149,036	5,797	10,470	1,624	25,684	171,671	5,400	1,458	4,339
JPMorgan Value Advantage Fund Class R6 Shares (a)	191,845	6,180	45,438	(4,400)	38,748	186,935	5,266	3,448	2,732

Total	$1,652,268	$390,251	$433,904	$5,137	$289,751	$1,903,503		$22,309	$45,525

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2060 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$2,690	$—	$—	$—	$295	$2,985	38	$58	$—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	7,645	—	—	1,382	9,027	115	31	—
JPMorgan Core Bond Fund Class R6 Shares (a)	4,089	1,152	—	—	(49)	5,192	422	55	84
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,025	274	2,548	69	(43)	8,777	1,007	134	140
JPMorgan Corporate Bond Fund Class R6 Shares (a)	2,594	982	—	—	46	3,622	332	36	54
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	571	12	—	—	51	634	76	11	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	22,739	4,253	—	—	7,680	34,672	1,656	501	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	538	9	—	—	46	593	72	9	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	32,020	9,449	—	—	6,839	48,308	1,480	152	4,179
JPMorgan High Yield Fund Class R6 Shares (a)	6,688	7,011	—	—	794	14,493	2,036	280	—
JPMorgan International Advantage Fund Class R6 Shares (a)	13,392	1,083	—	—	2,452	16,927	817	365	—
JPMorgan International Focus Fund Class R6 Shares (a)	30,222	5,547	2,534	44	7,202	40,481	1,555	426	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	27,654	6,310	788	(31)	5,575	38,720	2,038	740	—
JPMorgan Managed Income Fund Class L Shares (a)	196	4,308	3,681	— (c)	(1)	822	82	11	—	(c)
JPMorgan Realty Income Fund Class R6 Shares (a)	10,702	3,088	—	—	899	14,689	1,109	89	436
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	2,920	588	—	—	920	4,428	64	22	101
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,497	600	537	98	593	2,251	73	6	125
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,852	14	537	(140)	758	1,947	72	14	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	30,314	7,238	3,082	39	5,396	39,905	2,085	171	2,181
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	15,995	59,181	67,819	—	—	7,357	7,357	4	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	24,846	4,679	2,434	49	4,771	31,911	1,004	261	829
JPMorgan Value Advantage Fund Class R6 Shares (a)	31,775	2,703	5,676	(538)	6,579	34,843	981	628	524

Total	$274,319	$126,126	$89,636	$(410)	$52,185	$362,584		$4,004	$8,653

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.

104	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

D. Futures Contracts — The Funds used index and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2020 (amounts in thousands):

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Futures Contracts — Equity:
Average Notional Balance Long	$150,312	$272,688	$524,400	$635,860	$508,592
Average Notional Balance Short	36,479	54,279	69,207	66,067	101,879
Ending Notional Balance Long	90,826	170,102	345,643	419,656	385,487
Ending Notional Balance Short	15,064	17,073	15,329	11,568	1,067

Futures Contracts — Interest Rate:
Average Notional Balance Long	263,963	454,348	588,926	570,468	190,656
Average Notional Balance Short	70,143	121,180	161,399	179,447	179,239
Ending Notional Balance Long	248,594	430,796	556,818	588,565	193,520
Ending Notional Balance Short	69,227	119,575	152,344	177,300	177,083

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Futures Contracts — Equity:
Average Notional Balance Long	$513,290	$371,558	$337,677	$169,055	$33,981
Average Notional Balance Short	110,923	73,001	63,248	32,699	5,583
Ending Notional Balance Long	413,571	288,867	257,666	115,796	26,913
Ending Notional Balance Short	25,281	12,985	6,438	10,998	1,463

Futures Contracts — Interest Rate:
Average Notional Balance Long	187,267	140,928	126,273	61,245	10,235
Average Notional Balance Short	174,173	125,920	113,271	54,740	9,283
Ending Notional Balance Long	178,337	153,767	137,203	68,325	10,076
Ending Notional Balance Short	171,875	124,349	111,762	54,036	10,200

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

JPMorgan SmartRetirement® Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,130
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	214

Total		$2,344

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(428)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(355)

Total		$(783)

JPMorgan SmartRetirement® 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$4,002
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	335

Total		$4,337

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(562)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(613)

Total		$(1,175)

JPMorgan SmartRetirement® 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$8,213
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	433

Total		$8,646

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(387)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(781)

Total		$(1,168)

106	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9,665
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	500

Total		$10,165

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(392)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(909)

Total		$(1,301)

JPMorgan SmartRetirement® 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9,528
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	150

Total		$9,678

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(23)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(908)

Total		$(931)

JPMorgan SmartRetirement® 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,198
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	139

Total		$10,337

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(856)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(881)

Total		$(1,737)

JPMorgan SmartRetirement® 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$7,198
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	94

Total		$7,292

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(325)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(638)

Total		$(963)

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$6,315
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	83

Total		$6,398

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(218)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(573)

Total		$(791)

JPMorgan SmartRetirement® 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,795
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	41

Total		$2,836

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(343)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(277)

Total		$(620)

JPMorgan SmartRetirement® 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$658
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	8

Total		$666

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(39)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(52)

Total		$(91)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

JPMorgan SmartRetirement® Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$27,742
Interest rate contracts	(1,409)

Total	$26,333

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,181)
Interest rate contracts	(739)

Total	$(1,920)

108	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$50,524
Interest rate contracts	(2,202)

Total	$48,322

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,850)
Interest rate contracts	(1,479)

Total	$(3,329)

JPMorgan SmartRetirement® 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$108,315
Interest rate contracts	(3,096)

Total	$105,219

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,245)
Interest rate contracts	(1,604)

Total	$(3,849)

JPMorgan SmartRetirement® 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$121,380
Interest rate contracts	(3,229)

Total	$118,151

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,281)
Interest rate contracts	(1,523)

Total	$(3,804)

JPMorgan SmartRetirement® 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$109,678
Interest rate contracts	(2,920)

Total	$106,758

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,834)
Interest rate contracts	(157)

Total	$(2,991)

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$109,407
Interest rate contracts	(2,699)

Total	$106,708

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,703)
Interest rate contracts	(156)

Total	$(2,859)

JPMorgan SmartRetirement® 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$76,563
Interest rate contracts	(2,046)

Total	$74,517

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,944)
Interest rate contracts	(101)

Total	$(2,045)

JPMorgan SmartRetirement® 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$71,459
Interest rate contracts	(1,894)

Total	$69,565

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,497)
Interest rate contracts	(84)

Total	$(2,581)

JPMorgan SmartRetirement® 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$35,334
Interest rate contracts	(914)

Total	$34,420

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,723)
Interest rate contracts	(35)

Total	$(1,758)

110	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$7,005
Interest rate contracts	(164)

Total	$6,841

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(244)
Interest rate contracts	(4)

Total	$(248)

The Funds’ derivative contracts held at December 31, 2020 are not accounted for as hedging instruments under GAAP.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3	Class R4		Class R5	Class R6	Total
JPMorgan SmartRetirement® Income Fund
Transfer agency fees	$50	$1	$2	$4	$1	$—	(a)	$6	$8	$72
JPMorgan SmartRetirement® 2020 Fund
Transfer agency fees	36	1	3	5	1	—	(a)	8	10	64
JPMorgan SmartRetirement® 2025 Fund
Transfer agency fees	45	2	3	5	1	—	(a)	10	14	80
JPMorgan SmartRetirement® 2030 Fund
Transfer agency fees	53	2	4	6	1	1		11	14	92
JPMorgan SmartRetirement® 2035 Fund
Transfer agency fees	46	2	3	5	1	1		9	13	80
JPMorgan SmartRetirement® 2040 Fund
Transfer agency fees	46	2	4	6	1	—	(a)	9	13	81
JPMorgan SmartRetirement® 2045 Fund
Transfer agency fees	37	2	3	5	1	—	(a)	8	11	67
JPMorgan SmartRetirement® 2050 Fund
Transfer agency fees	30	2	3	5	1	1		8	10	60
JPMorgan SmartRetirement® 2055 Fund
Transfer agency fees	17	2	2	4	1	—	(a)	5	8	39
JPMorgan SmartRetirement® 2060 Fund
Transfer agency fees	5	1	1	1	1	—	(a)	2	5	16

(a)	Amount rounds to less than one thousand.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

J. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2020, JPMDS retained the following:

	Front-End Sales Charge		CDSC
JPMorgan SmartRetirement® Income Fund	$—	(a)	$—
JPMorgan SmartRetirement® 2020 Fund	1		—	(a)
JPMorgan SmartRetirement® 2025 Fund	5		—
JPMorgan SmartRetirement® 2030 Fund	4		—	(a)
JPMorgan SmartRetirement® 2035 Fund	3		—	(a)
JPMorgan SmartRetirement® 2040 Fund	4		—	(a)
JPMorgan SmartRetirement® 2045 Fund	3		—	(a)
JPMorgan SmartRetirement® 2050 Fund	3		—	(a)
JPMorgan SmartRetirement® 2055 Fund	3		—	(a)
JPMorgan SmartRetirement® 2060 Fund	1		—

(a)	Amount rounds to less than one thousand.

112	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement® Income Fund	0.33	%(1)	0.96	%(2)	0.21	%(3)	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement® 2020 Fund	0.39	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2025 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2030 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2035 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2040 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2045 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2050 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2055 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2060 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00

(1)

Prior to November 1, 2020, the contractual expense limitations for Class A Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 and JPMorgan SmartRetirement® 2060 Fund, were 0.31%, 0.37%, 0.40%, 0.40%, 0.41%, 0.41%, 0.41%, 0.41%, 0.41% and 0.41%, respectively.

(2)

Prior to November 1, 2020, the contractual expense limitations for Class C Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 and JPMorgan SmartRetirement® 2060 Fund, were 0.94%, 0.97%, 0.99%, 0.99%, 0.99%, 0.99%, 0.99%, 0.99%, 0.99% and 0.99%, respectively.

(3)

Prior to November 1, 2020, the contractual expense limitations for Class I Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 and JPMorgan SmartRetirement® 2060 Fund, were 0.19%, 0.22%, 0.24%, 0.24%, 0.24%, 0.24%, 0.24%, 0.24%, 0.24% and 0.24%, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement® Income Fund	$780	$231
JPMorgan SmartRetirement® 2020 Fund	715	258
JPMorgan SmartRetirement® 2025 Fund	704	363
JPMorgan SmartRetirement® 2030 Fund	803	401
JPMorgan SmartRetirement® 2035 Fund	585	361
JPMorgan SmartRetirement® 2040 Fund	562	355
JPMorgan SmartRetirement® 2045 Fund	416	324
JPMorgan SmartRetirement® 2050 Fund	361	316
JPMorgan SmartRetirement® 2055 Fund	192	251
JPMorgan SmartRetirement® 2060 Fund	33	143

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund and JPMorgan SmartRetirement® 2030 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Sales of U.S. Government
JPMorgan SmartRetirement® Income Fund	$231,839	$572,083	$13,244
JPMorgan SmartRetirement® 2020 Fund	447,243	1,092,480	23,102
JPMorgan SmartRetirement® 2025 Fund	642,096	1,275,254	27,309
JPMorgan SmartRetirement® 2030 Fund	1,000,189	1,635,273	30,536
JPMorgan SmartRetirement® 2035 Fund	439,717	901,933	13,762
JPMorgan SmartRetirement® 2040 Fund	368,397	796,647	11,151
JPMorgan SmartRetirement® 2045 Fund	307,429	568,660	10,268
JPMorgan SmartRetirement® 2050 Fund	314,768	482,325	10,210
JPMorgan SmartRetirement® 2055 Fund	182,381	182,616	3,901
JPMorgan SmartRetirement® 2060 Fund	66,943	21,816	–

During the six months ended December 31, 2020, there were no purchases of U.S. Government securities.

114	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$2,145,085	$308,430	$2,431	$305,999
JPMorgan SmartRetirement® 2020 Fund	3,707,195	553,608	4,288	549,320
JPMorgan SmartRetirement® 2025 Fund	5,366,536	827,588	5,062	822,526
JPMorgan SmartRetirement® 2030 Fund	5,884,518	1,116,237	6,811	1,109,426
JPMorgan SmartRetirement® 2035 Fund	4,543,321	1,182,894	3,150	1,179,744
JPMorgan SmartRetirement® 2040 Fund	4,383,892	1,352,933	7,283	1,345,650
JPMorgan SmartRetirement® 2045 Fund	3,286,989	911,322	4,921	906,401
JPMorgan SmartRetirement® 2050 Fund	3,021,957	813,149	4,308	808,841
JPMorgan SmartRetirement® 2055 Fund	1,577,279	344,145	3,216	340,929
JPMorgan SmartRetirement® 2060 Fund	317,570	49,471	448	49,023

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses		Specified Ordinary Losses
	Short-Term	Long-Term
JPMorgan SmartRetirement® Income Fund	$21,359	$—	$174
JPMorgan SmartRetirement® 2020 Fund	33,483	—	—
JPMorgan SmartRetirement® 2025 Fund	40,751	—	—
JPMorgan SmartRetirement® 2030 Fund	47,429	—	1,851
JPMorgan SmartRetirement® 2035 Fund	64,019	—	4,974
JPMorgan SmartRetirement® 2040 Fund	66,671	—	3,708
JPMorgan SmartRetirement® 2045 Fund	50,068	—	2,504
JPMorgan SmartRetirement® 2050 Fund	40,546	—	3,103
JPMorgan SmartRetirement® 2055 Fund	18,144	—	1,354
JPMorgan SmartRetirement® 2060 Fund	1,036	—	290

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrow-

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

ings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Income Fund	2	41.7%
JPMorgan SmartRetirement® 2020 Fund	2	45.0
JPMorgan SmartRetirement® 2025 Fund	2	46.4
JPMorgan SmartRetirement® 2030 Fund	2	44.4
JPMorgan SmartRetirement® 2035 Fund	2	45.2
JPMorgan SmartRetirement® 2040 Fund	2	45.6
JPMorgan SmartRetirement® 2045 Fund	2	47.4
JPMorgan SmartRetirement® 2050 Fund	2	47.9
JPMorgan SmartRetirement® 2055 Fund	2	48.8
JPMorgan SmartRetirement® 2060 Fund	1	38.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of December 31, 2020, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan International Advantage Fund	97.1%
JPMorgan International Focus Fund	68.0
JPMorgan Emerging Markets Strategic Debt Fund	67.5
JPMorgan Realty Income Fund	66.5
JPMorgan International Research Enhanced Equity Fund	58.4
JPMorgan Emerging Markets Research Enhanced Equity Fund	56.7
JPMorgan BetaBuilders US Mid Cap Equity ETF	55.7
JPMorgan Inflation Managed Bond Fund	47.3
JPMorgan Corporate Bond Fund	47.1
JPMorgan International Equity Fund	45.5
JPMorgan Short Duration Core Plus Fund	45.2
JPMorgan U.S. Research Enhanced Equity Fund	36.6
JPMorgan High Yield Fund	24.9
JPMorgan U.S. Equity Fund	24.1
JPMorgan Emerging Markets Debt Fund	23.8
JPMorgan Floating Rate Income Fund	23.3
JPMorgan BetaBuilders MSCI US REIT ETF	22.8
JPMorgan Value Advantage Fund	20.7
JPMorgan Small Cap Value Fund	19.8
JPMorgan Growth Advantage Fund	19.2
JPMorgan Core Bond Fund	12.5

116	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Income Fund
Class A
Actual	$1,000.00	$1,109.50	$1.70	0.32%
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class C
Actual	1,000.00	1,106.80	4.99	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class I
Actual	1,000.00	1,111.20	1.06	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R2
Actual	1,000.00	1,107.30	3.98	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,109.00	2.66	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,110.60	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,110.90	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,111.50	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

118	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2020 Fund
Class A
Actual	$1,000.00	$1,116.10	$2.03	0.38%
Hypothetical	1,000.00	1,023.29	1.94	0.38
Class C
Actual	1,000.00	1,113.00	5.17	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,117.00	1.23	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23
Class R2
Actual	1,000.00	1,114.50	4.00	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,115.50	2.67	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,117.40	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,118.30	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,118.90	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2025 Fund
Class A
Actual	1,000.00	1,148.40	2.22	0.41
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,144.50	5.35	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,148.90	1.30	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Class R2
Actual	1,000.00	1,145.90	4.06	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,147.40	2.71	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,149.40	1.35	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,149.60	0.54	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,150.80	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2030 Fund
Class A
Actual	$1,000.00	$1,173.50	$2.25	0.41%
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,170.40	5.42	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,175.00	1.32	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Class R2
Actual	1,000.00	1,171.80	4.11	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,172.70	2.74	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,175.00	1.37	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,175.40	0.55	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,176.10	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2035 Fund
Class A
Actual	1,000.00	1,206.10	2.28	0.41
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,202.70	5.50	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,206.90	1.34	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Class R2
Actual	1,000.00	1,203.70	4.17	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,205.60	2.78	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,206.90	1.39	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,207.70	0.56	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,208.30	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

120	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2040 Fund
Class A
Actual	$1,000.00	$1,225.90	$2.30	0.41%
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,222.10	5.54	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,227.10	1.35	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Class R2
Actual	1,000.00	1,224.00	4.20	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,225.40	2.80	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,226.70	1.40	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,227.90	0.56	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,228.50	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2045 Fund
Class A
Actual	1,000.00	1,241.30	2.32	0.41
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,238.20	5.59	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,242.30	1.36	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Class R2
Actual	1,000.00	1,239.10	4.23	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,240.20	2.82	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,242.00	1.41	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,243.10	0.57	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,244.30	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2050 Fund
Class A
Actual	$1,000.00	$1,240.70	$2.32	0.41%
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,237.50	5.58	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,241.70	1.36	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Class R2
Actual	1,000.00	1,239.40	4.23	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,240.40	2.82	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,241.70	1.41	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,243.30	0.57	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,243.80	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2055 Fund
Class A
Actual	1,000.00	1,241.40	2.32	0.41
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,237.90	5.58	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,242.30	1.41	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,239.00	4.23	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,240.40	2.82	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,241.70	1.41	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,243.00	0.57	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,243.50	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

122	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2060 Fund
Class A
Actual	$1,000.00	$1,240.40	$2.32	0.41%
Hypothetical	1,000.00	1,023.14	2.09	0.41
Class C
Actual	1,000.00	1,237.20	5.58	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class I
Actual	1,000.00	1,241.50	1.41	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,238.80	4.23	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,240.20	2.82	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,242.20	1.41	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,243.10	0.57	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,243.20	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the

Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the

124	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or

Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that, prior to November 1, 2017, JPMIM paid such fees for the Funds pursuant to the Administration Agreement.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement® Income Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for each of the one- and three-year periods ended December 31, 2019, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement® 2020 Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three, and five-year periods ended December 31, 2019, and in the fourth, third and

126	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one-, and three year periods ended December 31, 2019, respectively, and in the third, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2025 Fund’s performance for Class A shares was in the first, second and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three- year periods ended December 31, 2019, respectively, and in the third, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2030 Fund’s performance for Class A shares was in the third quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for each of the one- and three-year periods ended December 31, 2019, and in the second quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2035 Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2019, and in the third, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for both of the one-and three-year periods ended December 31, 2019, and in the second, second and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2040 Fund’s performance for Class A shares was in the third quintile based

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the third, third and fourth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the second, third, and third quintiles based upon Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the second, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2045 Fund’s performance for Class A shares was in the second, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively and in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the second, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2050 Fund’s performance for Class A and Class I shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2019, and in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the second, third and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2055 Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the third, fourth and fifth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the third, third and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® 2060 Fund’s performance for Class A and Class I shares was in the fourth quintile based upon the Universe for both of the one- and

128	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

three-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the third quintile based upon the Universe, for both of the one- and three-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Underlying Fund. The Trustees recognized that Broadridge reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement® Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile, and that the actual total expenses for Class I shares were in the third quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for

Class R6 shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2020 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares were in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2025 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the fourth quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile, based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2030 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2035 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the fourth quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares were in the first quintile based upon both the Peer Group and Universe and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2040 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2045 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the fourth quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2050 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2055 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the fourth quintile based upon the Universe. The Trustees noted that the net advisory fee

130	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® 2060 Fund’s net advisory fee for Class A shares were in the first quintile based upon the Universe, and that the actual total expenses were in the second quintile based upon the Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the third quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2020	J.P. MORGAN SMARTRETIREMENT® FUNDS	131

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2020, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement® Income Fund	$9,874	$823
JPMorgan SmartRetirement® 2020 Fund	20,933	1,751
JPMorgan SmartRetirement® 2025 Fund	37,071	3,139
JPMorgan SmartRetirement® 2030 Fund	50,109	4,275
JPMorgan SmartRetirement® 2035 Fund	31,863	2,366
JPMorgan SmartRetirement® 2040 Fund	34,744	2,598
JPMorgan SmartRetirement® 2045 Fund	26,637	1,986
JPMorgan SmartRetirement® 2050 Fund	23,552	1,763
JPMorgan SmartRetirement® 2055 Fund	10,775	807
JPMorgan SmartRetirement® 2060 Fund	1,439	105

132	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-SR-1220

Semi-Annual Report

JPMorgan SmartRetirement® Blend Funds

December 31, 2020 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The year ahead holds the potential for a strong recovery in the global economy thanks to the massive efforts of central banks and governments and the development of multiple vaccines against Covid-19. While significant economic and health care challenges remain ahead, the uncertainty and turbulence of 2020 has abated.

“Investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.”

— Andrea L. Lisher

The second half of 2020 was notable for an accelerating rebound in equity markets from the steep sell-off in the first quarter of the year when the pandemic was first declared by the World Health Organization. Positive news about clinical trials of new vaccines, followed by the first approvals of those vaccines in November 2020, bolstered investor expectations that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. As overall demand for equities increased in the final half of 2020, investors began to turn their focus from companies that could endure the pandemic to those that could benefit from a potential recovery in local, national and international economies. For the six months ended December 31, 2020, the S&P 500 Index generated a total return of 22.16%.

investors who remained fully invested over the second half of 2020, in the face of uncertainty over the pandemic, the economy and a contested U.S. presidential election, were likely rewarded for their perseverance.

The implementation of mass vaccinations on the national and global scales is not without challenges and the rebuilding of economies at all levels is likely to depend on how successfully the pandemic is fought. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to successfully navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2020 ($000)
JPMorgan SmartRetirement® Blend Income Fund	10.67%	7.79%	S&P Target Date Retirement Income Index	747,953

JPMorgan SmartRetirement® Blend 2020 Fund	11.36%	11.39%	S&P Target Date 2020 Index	1,501,742

JPMorgan SmartRetirement® Blend 2025 Fund	14.47%	13.80%	S&P Target Date 2025 Index	2,104,349

JPMorgan SmartRetirement® Blend 2030 Fund	16.89%	16.07%	S&P Target Date 2030 Index	2,339,675

JPMorgan SmartRetirement® Blend 2035 Fund	19.35%	18.60%	S&P Target Date 2035 Index	2,043,117

JPMorgan SmartRetirement® Blend 2040 Fund	21.20%	20.32%	S&P Target Date 2040 Index	1,874,070

JPMorgan SmartRetirement® Blend 2045 Fund	22.63%	21.36%	S&P Target Date 2045 Index	1,424,754

JPMorgan SmartRetirement® Blend 2050 Fund	22.63%	21.87%	S&P Target Date 2050 Index	1,091,398

JPMorgan SmartRetirement® Blend 2055 Fund	22.63%	22.14%	S&P Target Date 2055 Index	560,286

JPMorgan SmartRetirement® Blend 2060 Fund	22.53%	22.13%	S&P Target Date 2060+ Index	139,746

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

PORTFOLIO COMPOSITION*

JPMorgan SmartRetirement® Blend Income Fund
Investment Companies	41.4%
Exchange-Traded Funds	23.8
Mortgage-Backed Securities	9.3
Corporate Bonds	7.2
U.S. Treasury Obligations	5.6
Asset-Backed Securities	1.0
Others (each less than 1.0%)	0.3
Short-Term Investments	11.4

JPMorgan SmartRetirement® Blend 2020 Fund
Investment Companies	41.1%
Exchange-Traded Funds	25.3
Mortgage-Backed Securities	8.8
Corporate Bonds	7.6
U.S. Treasury Obligations	5.1
Asset-Backed Securities	1.2
Others (each less than 1.0%)	0.4
Short-Term Investments	10.5

JPMorgan SmartRetirement® Blend 2025 Fund
Investment Companies	43.3%
Exchange-Traded Funds	27.2
Mortgage-Backed Securities	7.8
Corporate Bonds	6.9
U.S. Treasury Obligations	4.8
Asset-Backed Securities	1.1
Others (each less than 1.0%)	0.4
Short-Term Investments	8.5

JPMorgan SmartRetirement® Blend 2030 Fund
Investment Companies	44.0%
Exchange-Traded Funds	31.9
Mortgage-Backed Securities	6.3
Corporate Bonds	5.5
U.S. Treasury Obligations	3.9
Others (each less than 1.0%)	1.3
Short-Term Investments	7.1

Portfolio Composition By Asset Class*

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	38.6%
International Equity	29.8
Fixed Income	25.1
Alternative Assets	3.9
Short-Term Investments	2.2
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	43.6%
International Equity	33.5
Fixed Income	16.3
Alternative Assets	4.6
Short-Term Investments	1.6
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	47.4%
International Equity	36.3
Fixed Income	8.8
Alternative Assets	4.9
Short-Term Investments	2.2
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	47.6%
International Equity	36.2
Fixed Income	9.0
Alternative Assets	4.8
Short-Term Investments	2.0
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	47.4%
International Equity	36.4
Fixed Income	8.8
Alternative Assets	4.9
Short-Term Investments	2.0
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	47.3%
International Equity	36.2
Fixed Income	8.6
Alternative Assets	4.9
Short-Term Investments	2.2
U.S. Treasury Obligations	0.8

*	The percentages indicated are based on total investments as of December 31, 2020. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, the second half of 2020 was marked by U.S. equity market gains in the final months of the year amid the rollout of multiple vaccines against Covid-19, followed by the eventual approval of $900 billion in federal pandemic relief that was signed into law on December 27, 2020.

Globally, U.S. equity led a broad rebound in both developed markets and emerging markets equity at the start of the period. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the reopening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 Index made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of the SmartRetirement® Blend Income Fund and eight of the nine SmartRetirement® Blend Funds outperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2020. The Class R6 Shares of the SmartRetirement® Blend 2020 Fund underperformed its Benchmark.

In terms of manager selection, the Funds’ investments in the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Strategic Debt Fund, the JPMorgan Income Fund, and various JPMorgan U.S. core fixed income funds were leading contributors to relative performance. The Funds’ investments in the JPMorgan Floating Rate Income Fund and the JPMorgan High Yield Bond Fund detracted from performance.

From a strategic perspective, the Funds’ overweight allocations to emerging markets equity and extended credit contributed to relative performance. The Funds’ allocations to equity, particularly their underweight allocations to small cap and mid cap equity, and their overweight allocations to real estate investment trusts detracted from relative performance.

From a tactical perspective, the Funds’ overweight allocations to equity contributed to performance, while their overweight allocation to 10-year U.S. Treasury bonds detracted from relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	10.54%	9.38%	6.83%	5.74%
CLASS R2 SHARES	July 2, 2012	10.22	8.80	6.29	5.25
CLASS R3 SHARES	May 31, 2017	10.41	9.06	6.57	5.54
CLASS R4 SHARES	May 31, 2017	10.53	9.36	6.84	5.80
CLASS R5 SHARES	July 2, 2012	10.62	9.55	6.99	5.92
CLASS R6 SHARES	July 2, 2012	10.67	9.60	7.10	6.00

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and the S&P Target Date Retirement Income Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	11.28%	9.86%	7.75%	7.30%
CLASS R2 SHARES	July 2, 2012	10.94	9.31	7.22	6.81
CLASS R3 SHARES	May 31, 2017	11.11	9.60	7.50	7.11
CLASS R4 SHARES	May 31, 2017	11.29	9.93	7.77	7.38
CLASS R5 SHARES	July 2, 2012	11.35	10.07	7.92	7.49
CLASS R6 SHARES	July 2, 2012	11.36	10.14	8.02	7.56

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund and the S&P Target Date 2020 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	14.34%	11.04%	8.73%	8.26%
CLASS R2 SHARES	July 2, 2012	13.98	10.46	8.19	7.77
CLASS R3 SHARES	May 31, 2017	14.17	10.78	8.47	8.07
CLASS R4 SHARES	May 31, 2017	14.32	11.07	8.75	8.34
CLASS R5 SHARES	July 2, 2012	14.42	11.19	8.89	8.45
CLASS R6 SHARES	July 2, 2012	14.47	11.31	9.00	8.53

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund and the S&P Target Date 2025 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	16.71%	11.89%	9.56%	9.06%
CLASS R2 SHARES	July 2, 2012	16.43	11.34	9.01	8.57
CLASS R3 SHARES	May 31, 2017	16.61	11.64	9.30	8.86
CLASS R4 SHARES	May 31, 2017	16.74	11.87	9.57	9.13
CLASS R5 SHARES	July 2, 2012	16.84	12.10	9.74	9.25
CLASS R6 SHARES	July 2, 2012	16.89	12.17	9.83	9.33

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund and the S&P Target Date 2030 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	19.22%	12.34%	10.16%	9.67%
CLASS R2 SHARES	July 2, 2012	18.90	11.77	9.62	9.17
CLASS R3 SHARES	May 31, 2017	19.02	12.04	9.90	9.47
CLASS R4 SHARES	May 31, 2017	19.19	12.36	10.18	9.75
CLASS R5 SHARES	July 2, 2012	19.29	12.55	10.34	9.87
CLASS R6 SHARES	July 2, 2012	19.35	12.62	10.44	9.94

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund and the S&P Target Date 2035 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	21.09%	12.75%	10.73%	10.11%
CLASS R2 SHARES	July 2, 2012	20.75	12.18	10.18	9.61
CLASS R3 SHARES	May 31, 2017	20.92	12.44	10.46	9.91
CLASS R4 SHARES	May 31, 2017	21.08	12.75	10.74	10.19
CLASS R5 SHARES	July 2, 2012	21.14	12.88	10.90	10.31
CLASS R6 SHARES	July 2, 2012	21.20	13.01	11.00	10.38

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund and the S&P Target Date 2040 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	22.51%	12.91%	10.84%	10.17%
CLASS R2 SHARES	July 2, 2012	22.14	12.29	10.30	9.67
CLASS R3 SHARES	May 31, 2017	22.33	12.59	10.58	9.97
CLASS R4 SHARES	May 31, 2017	22.44	12.85	10.86	10.24
CLASS R5 SHARES	July 2, 2012	22.58	13.07	11.03	10.37
CLASS R6 SHARES	July 2, 2012	22.63	13.14	11.12	10.45

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund and the S&P Target Date 2045 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	22.53%	13.10%	10.91%	10.22%
CLASS R2 SHARES	July 2, 2012	22.20	12.51	10.37	9.71
CLASS R3 SHARES	May 31, 2017	22.30	12.82	10.65	10.02
CLASS R4 SHARES	May 31, 2017	22.49	13.10	10.93	10.29
CLASS R5 SHARES	July 2, 2012	22.59	13.28	11.08	10.40
CLASS R6 SHARES	July 2, 2012	22.63	13.39	11.19	10.49

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund and the S&P Target Date 2050 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	22.50%	12.93%	10.86%	10.14%
CLASS R2 SHARES	July 2, 2012	22.17	12.33	10.31	9.64
CLASS R3 SHARES	May 31, 2017	22.34	12.64	10.60	9.94
CLASS R4 SHARES	May 31, 2017	22.51	12.95	10.88	10.22
CLASS R5 SHARES	July 2, 2012	22.59	13.11	11.03	10.33
CLASS R6 SHARES	July 2, 2012	22.63	13.22	11.13	10.42

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund and the S&P Target Date 2055 Index from July 2, 2012 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	22.36%	12.82%	10.98%
CLASS R2 SHARES	August 31, 2016	22.07	12.18	10.41
CLASS R3 SHARES	May 31, 2017	22.28	12.51	10.70
CLASS R4 SHARES	May 31, 2017	22.31	12.76	10.97
CLASS R5 SHARES	August 31, 2016	22.48	12.94	11.15
CLASS R6 SHARES	August 31, 2016	22.53	13.04	11.25

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to December 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 44.6%

Fixed Income — 30.2%

JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,461	37,797

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	691	5,735

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	684	5,661

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,066	9,431

JPMorgan High Yield Fund Class R6 Shares (a)	4,664	33,210

JPMorgan Income Fund Class R6 Shares (a)	1,405	13,246

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	5,247	56,460

JPMorgan Managed Income Fund Class L Shares (a)	539	5,413

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	6,014	59,300

Total Fixed Income		226,253

U.S. Equity — 14.4%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,881	107,365

Total Investment Companies (Cost $302,595)		333,618

Exchange-Traded Funds — 25.6%

Alternative Assets — 1.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	139	11,009

Fixed Income — 7.9%

JPMorgan High Yield Research Enhanced ETF (a)	636	33,027

JPMorgan U.S. Aggregate Bond ETF (a)	941	26,203

Total Fixed Income		59,230

International Equity — 12.9%

iShares Core MSCI Emerging Markets ETF	390	24,198

JPMorgan BetaBuilders International Equity ETF (a)	1,312	72,515

Total International Equity		96,713

U.S. Equity — 3.3%

iShares Russell 2000 ETF	45	8,757

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	201	15,851

Total U.S. Equity		24,608

Total Exchange-Traded Funds (Cost $173,031)		191,560

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Mortgage-Backed Securities — 10.0%

FHLMC UMBS, 20 Year

Pool # RB5085, 2.00%, 11/1/2040	119	124

FHLMC UMBS, 30 Year

Pool # QB4026, 2.50%, 10/1/2050	785	843

Pool # QB4045, 2.50%, 10/1/2050	521	551

Pool # QB4484, 2.50%, 10/1/2050	274	294

Pool # QB4542, 2.50%, 10/1/2050	269	289

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	821	930

Pool # BQ2894, 3.00%, 9/1/2050	458	481

Pool # BQ3996, 2.50%, 10/1/2050	408	433

Pool # BQ5243, 3.50%, 10/1/2050	149	160

Pool # CA7398, 3.50%, 10/1/2050	565	610

FNMA, Other

Pool # BL8639, 1.09%, 4/1/2028	238	238

Pool # BL5457, 2.57%, 7/1/2029	270	297

Pool # BS0448, 1.27%, 12/1/2029 (b)	460	460

Pool # BL9748, 1.60%, 12/1/2029	140	144

Pool # AM8544, 3.08%, 4/1/2030	62	70

Pool # BL9045, 1.58%, 7/1/2030	370	379

Pool # BL9251, 1.45%, 10/1/2030 (c)	360	360

Pool # AN0068, 3.26%, 10/1/2030	91	103

Pool # BL9891, 1.37%, 12/1/2030 (b)	255	256

Pool # BL1187, 3.92%, 1/1/2031	120	144

Pool # BL1237, 4.15%, 1/1/2031	178	216

Pool # AN0550, 3.63%, 2/1/2031	262	308

Pool # BM3226, 3.44%, 10/1/2032 (b)	597	695

Pool # AN4430, 3.61%, 1/1/2037	235	273

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.00%, 1/25/2051 (c)	52,898	54,942

TBA, 2.00%, 2/25/2051 (c)	6,590	6,833

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	454	495

Pool # BR3929, 3.50%, 10/20/2050	260	288

Pool # BW1726, 3.50%, 10/20/2050	394	432

Pool # BR3928, 3.00%, 12/20/2050	410	448

Pool # BU7538, 3.00%, 12/20/2050	340	372

GNMA II, Other

Pool # 785183, 2.93%, 10/20/2070 (b)	455	500

GNMA II, Single Family, 30 Year

TBA, 2.00%, 1/15/2051 (c)	1,678	1,755

Total Mortgage-Backed Securities (Cost $74,419)		74,723

Corporate Bonds — 7.8%

Aerospace & Defense — 0.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (d)	400	453

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	15

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Corporate Bonds — continued

Aerospace & Defense — continued

Boeing Co. (The)

1.95%, 2/1/2024	35	36

2.50%, 3/1/2025	85	89

2.75%, 2/1/2026	30	31

2.70%, 2/1/2027	765	795

3.45%, 11/1/2028	63	68

L3Harris Technologies, Inc. 1.80%, 1/15/2031	71	72

Leidos, Inc. 2.30%, 2/15/2031 (d)	26	27

Lockheed Martin Corp. 2.80%, 6/15/2050	116	125

Northrop Grumman Corp.

5.15%, 5/1/2040	95	131

3.85%, 4/15/2045	179	218

Raytheon Technologies Corp.

2.25%, 7/1/2030	143	152

3.75%, 11/1/2046	78	92

		2,289

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	330	424

Hyundai Capital America

1.15%, 11/10/2022 (d)	363	365

2.65%, 2/10/2025 (d)	270	284

2.38%, 10/15/2027 (d)	350	361

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (d)	166	169

Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (d)	400	441

		2,044

Banks — 1.4%

AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	400	440

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (d)	400	460

Banco Santander SA (Spain) 2.75%, 12/3/2030	200	206

Bank of America Corp.

4.00%, 1/22/2025	589	662

(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	199	201

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	484	551

(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	419	436

Bank of Montreal (Canada)

(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (e)	182	199

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (e)	200	201

INVESTMENTS	Principal Amount ($000)	VALUE ($000)

Banks — continued

3.65%, 3/16/2025	400	440

4.34%, 1/10/2028	200	230

BNP Paribas SA (France)

(SOFR + 1.61%), 1.90%, 9/30/2028 (d) (e)	600	612

Citigroup, Inc.

3.88%, 3/26/2025	697	778

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	183	207

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	145	172

Credit Agricole SA (France) 4.38%, 3/17/2025 (d)	400	449

Discover Bank 3.45%, 7/27/2026	250	280

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (e)	400	407

(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	745	762

KeyCorp 2.25%, 4/6/2027	141	151

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	322	379

Societe Generale SA (France) 4.25%, 4/14/2025 (d)	400	441

Standard Chartered plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (d) (e)	620	626

Wells Fargo & Co.

4.10%, 6/3/2026	185	212

4.30%, 7/22/2027	580	679

(SOFR + 2.10%), 2.39%, 6/2/2028 (e)	181	193

(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	155	169

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	15	16

		10,559

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	275	318

3.75%, 7/15/2042	565	642

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	104	118

3.80%, 5/1/2050	98	117

PepsiCo, Inc. 1.40%, 2/25/2031	69	69

		1,264

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	95	105

3.20%, 11/21/2029	251	281

4.05%, 11/21/2039	445	537

4.25%, 11/21/2049	75	94

Amgen, Inc. 3.15%, 2/21/2040	175	193

Biogen, Inc.

2.25%, 5/1/2030	85	89

3.15%, 5/1/2050	77	80

Gilead Sciences, Inc.

1.65%, 10/1/2030	167	167

2.60%, 10/1/2040	108	109

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	166	163

		1,818

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	167	170

Capital Markets — 0.6%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	201	214

Charles Schwab Corp. (The)

0.90%, 3/11/2026	55	56

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (g) (h)	75	79

Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	500	578

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	450	460

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	688	789

(SOFR + 0.79%), 1.09%, 12/9/2026 (e)	527	532

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	177	204

4.75%, 10/21/2045	85	118

Morgan Stanley

5.00%, 11/24/2025	722	863

(SOFR + 0.72%), 0.99%, 12/10/2026 (e)	140	141

3.95%, 4/23/2027	195	226

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	105	136

		4,396

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	114

INVESTMENTS	Principal Amount ($000)	VALUE ($000)

Chemicals — continued

LYB International Finance III LLC

1.25%, 10/1/2025	52	53

3.38%, 5/1/2030	85	95

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	46	64

Nutrition & Biosciences, Inc.

2.30%, 11/1/2030 (d)	222	228

3.47%, 12/1/2050 (d)	117	127

		681

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 3.05%, 3/1/2050	153	167

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	169	181

Consumer Finance — 0.2%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	150	157

4.63%, 10/15/2027	450	510

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (d)	90	96

5.50%, 1/15/2026 (d)	290	328

4.25%, 4/15/2026 (d)	10	11

Capital One Financial Corp. 3.80%, 1/31/2028	177	204

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (d)	195	205

4.50%, 3/15/2023 (d)	65	68

5.50%, 2/15/2024 (d)	70	76

Toyota Motor Credit Corp. 0.80%, 10/16/2025	101	102

		1,757

Diversified Financial Services — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	600	715

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (d)	404	444

National Rural Utilities Cooperative Finance Corp. 1.35%, 3/15/2031	76	75

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	169	182

3.13%, 11/7/2049	86	95

		1,511

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	233	248

2.75%, 6/1/2031	302	323

3.50%, 6/1/2041	227	244

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	17

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Verizon Communications, Inc.

3.15%, 3/22/2030	215	241

2.65%, 11/20/2040	79	80

3.85%, 11/1/2042	282	334

		1,470

Electric Utilities — 0.4%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	60	78

Baltimore Gas and Electric Co. 2.90%, 6/15/2050	57	61

Duke Energy Corp. 3.40%, 6/15/2029	158	179

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	49

Edison International 5.75%, 6/15/2027	140	168

Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	117

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (d)	400	454

Entergy Arkansas LLC 2.65%, 6/15/2051	36	37

Entergy Louisiana LLC

4.00%, 3/15/2033	67	84

2.90%, 3/15/2051	20	21

Evergy, Inc. 2.90%, 9/15/2029	175	192

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	80	93

Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	121

ITC Holdings Corp. 2.95%, 5/14/2030 (d)	53	58

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	78	87

Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	34	41

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	111	112

NRG Energy, Inc.

2.00%, 12/2/2025 (d)	40	41

2.45%, 12/2/2027 (d)	165	174

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (e)	194	194

3.45%, 7/1/2025	75	81

2.95%, 3/1/2026	45	48

3.75%, 8/15/2042(i)	41	41

4.30%, 3/15/2045	25	27

PacifiCorp 4.15%, 2/15/2050	53	69

PPL Capital Funding, Inc. 4.00%, 9/15/2047	81	94

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	77	78

Series C, 4.13%, 3/1/2048	54	64

INVESTMENTS	Principal Amount ($000)	VALUE ($000)

Electric Utilities — continued

Union Electric Co. 2.63%, 3/15/2051	70	73

		2,936

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	123	156

Emerson Electric Co. 2.75%, 10/15/2050	89	93

		249

Energy Equipment & Services — 0.0% (f)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	115	129

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	115	130

		259

Entertainment — 0.1%

Walt Disney Co. (The)

2.65%, 1/13/2031	152	167

3.50%, 5/13/2040	150	176

		343

Equity Real Estate Investment Trusts (REITs) — 0.4%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	177	202

American Tower Corp.

1.50%, 1/31/2028	65	65

1.88%, 10/15/2030	421	425

2.95%, 1/15/2051	84	84

Crown Castle International Corp. 3.10%, 11/15/2029	175	193

CubeSmart LP 2.00%, 2/15/2031	193	193

Digital Realty Trust LP 3.70%, 8/15/2027	161	185

Equinix, Inc. 1.55%, 3/15/2028	122	124

Federal Realty Investment Trust 1.25%, 2/15/2026	90	92

Healthcare Trust of America Holdings LP

3.75%, 7/1/2027	65	74

2.00%, 3/15/2031	166	166

Healthpeak Properties, Inc. 2.88%, 1/15/2031	175	189

Mid-America Apartments LP 3.60%, 6/1/2027	135	153

Realty Income Corp. 1.80%, 3/15/2033	115	115

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	272	299

UDR, Inc.

2.10%, 8/1/2032	167	170

1.90%, 3/15/2033	40	40

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

WP Carey, Inc.

4.25%, 10/1/2026	45	52

2.40%, 2/1/2031	71	73

		2,894

Food & Staples Retailing — 0.1%

Alimentation Couche-Tard, Inc. (Canada) 2.95%, 1/25/2030 (d)	175	191

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	40	44

Kroger Co. (The) 3.95%, 1/15/2050	99	120

Sysco Corp. 2.40%, 2/15/2030	234	244

		599

Food Products — 0.1%

Conagra Brands, Inc. 1.38%, 11/1/2027	237	239

Mondelez International, Inc. 1.88%, 10/15/2032	109	111

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	179	189

Tyson Foods, Inc. 3.55%, 6/2/2027	129	147

		686

Gas Utilities — 0.0% (f)

Atmos Energy Corp. 1.50%, 1/15/2031	111	111

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	174	176

		287

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 1.40%, 6/30/2030	35	36

Becton Dickinson and Co.

4.67%, 6/6/2047	30	39

3.79%, 5/20/2050	98	116

Boston Scientific Corp.

4.00%, 3/1/2029	54	64

4.55%, 3/1/2039	55	70

Danaher Corp. 2.60%, 10/1/2050	84	87

DH Europe Finance II SARL 3.25%, 11/15/2039	46	52

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	177	200

		664

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	168	178

Banner Health 1.90%, 1/1/2031	100	102

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	69

CommonSpirit Health

1.55%, 10/1/2025	30	31

2.78%, 10/1/2030	65	69

3.91%, 10/1/2050	25	28

INVESTMENTS	Principal Amount ($000)	VALUE ($000)

Health Care Providers & Services — continued

CVS Health Corp.

3.25%, 8/15/2029	149	168

1.88%, 2/28/2031	348	351

4.88%, 7/20/2035	70	91

2.70%, 8/21/2040	173	175

HCA, Inc. 5.25%, 6/15/2026	378	447

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	80

MidMichigan Health

Series 2020, 3.41%, 6/1/2050	15	17

MultiCare Health System 2.80%, 8/15/2050	46	48

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	60

Quest Diagnostics, Inc. 2.80%, 6/30/2031	137	150

UnitedHealth Group, Inc. 2.75%, 5/15/2040	134	145

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	165

		2,374

Hotels, Restaurants & Leisure — 0.0% (f)

Starbucks Corp. 3.35%, 3/12/2050	86	96

Household Durables — 0.0% (f)

DR Horton, Inc. 1.40%, 10/15/2027	194	194

Household Products — 0.0% (f)

Kimberly-Clark Corp. 3.70%, 6/1/2043	122	152

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (d)	370	374

Exelon Generation Co. LLC 3.25%, 6/1/2025	345	377

Southern Power Co. 5.15%, 9/15/2041	115	141

		892

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	175	198

Roper Technologies, Inc. 1.75%, 2/15/2031	167	166

		364

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	121	139

4.38%, 6/30/2050	95	124

Athene Global Funding 2.75%, 6/25/2024 (d)	134	142

Berkshire Hathaway Finance Corp.

1.45%, 10/15/2030	105	106

2.85%, 10/15/2050	88	94

Brown & Brown, Inc. 2.38%, 3/15/2031	168	176

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	19

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	136	150

MassMutual Global Funding II 1.55%, 10/9/2030 (d)	220	220

New York Life Insurance Co. 3.75%, 5/15/2050 (d)	178	212

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	169	184

		1,547

IT Services — 0.1%

Global Payments, Inc. 3.20%, 8/15/2029	53	59

International Business Machines Corp. 4.00%, 6/20/2042	287	355

		414

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	118	134

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	115	125

Media — 0.3%

Charter Communications Operating LLC

2.80%, 4/1/2031	304	321

3.70%, 4/1/2051	174	180

Comcast Corp.

1.50%, 2/15/2031	474	471

3.25%, 11/1/2039	149	169

2.80%, 1/15/2051	184	191

Cox Communications, Inc.

1.80%, 10/1/2030 (d)	90	90

2.95%, 10/1/2050 (d)	80	81

Discovery Communications LLC 3.63%, 5/15/2030	150	172

ViacomCBS, Inc.

4.00%, 1/15/2026	84	96

4.38%, 3/15/2043	97	115

		1,886

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	200	218

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	158	161

Steel Dynamics, Inc. 1.65%, 10/15/2027	122	126

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	140	155

		660

INVESTMENTS	Principal Amount ($000)	VALUE ($000)

Multiline Retail — 0.0% (f)

Dollar General Corp. 4.13%, 4/3/2050	94	119

Multi-Utilities — 0.0% (f)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051 (d)	78	80

Consumers Energy Co. 3.25%, 8/15/2046	34	39

WEC Energy Group, Inc. 1.38%, 10/15/2027	84	85

		204

Oil, Gas & Consumable Fuels — 0.6%

Boardwalk Pipelines LP 4.45%, 7/15/2027	85	95

BP Capital Markets America, Inc.

3.63%, 4/6/2030	275	320

2.77%, 11/10/2050	77	76

Chevron Corp. 2.98%, 5/11/2040	175	193

Cimarex Energy Co. 3.90%, 5/15/2027	65	72

Concho Resources, Inc. 3.75%, 10/1/2027	90	103

Diamondback Energy, Inc. 3.25%, 12/1/2026	158	169

Enbridge, Inc. (Canada) 3.13%, 11/15/2029	175	192

Enterprise Products Operating LLC 4.45%, 2/15/2043	137	166

Exxon Mobil Corp. 3.00%, 8/16/2039	265	286

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	245	252

HollyFrontier Corp. 2.63%, 10/1/2023	92	94

Magellan Midstream Partners LP 3.95%, 3/1/2050	71	80

MPLX LP

2.65%, 8/15/2030	160	168

4.50%, 4/15/2038	86	98

Noble Energy, Inc. 3.25%, 10/15/2029	115	132

ONEOK, Inc. 2.20%, 9/15/2025	95	99

Phillips 66 Partners LP 3.55%, 10/1/2026	85	93

Pioneer Natural Resources Co. 1.90%, 8/15/2030	112	111

Plains All American Pipeline LP 4.65%, 10/15/2025	235	263

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	178	208

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	85	95

Sunoco Logistics Partners Operations LP 3.90%, 7/15/2026	264	289

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	155	166

Total Capital International SA (France) 2.99%, 6/29/2041	175	191

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	178	210

		4,221

Pharmaceuticals — 0.3%

AstraZeneca plc (United Kingdom)

1.38%, 8/6/2030	45	45

6.45%, 9/15/2037	20	31

2.13%, 8/6/2050	98	91

Bristol-Myers Squibb Co.

1.13%, 11/13/2027	30	30

3.40%, 7/26/2029	108	126

4.13%, 6/15/2039	90	114

2.35%, 11/13/2040	244	251

Merck & Co., Inc. 2.35%, 6/24/2040	133	137

Pfizer, Inc. 3.90%, 3/15/2039	67	84

Royalty Pharma plc

1.75%, 9/2/2027 (d)	33	34

3.30%, 9/2/2040 (d)	78	82

3.55%, 9/2/2050 (d)	45	48

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	600	632

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	80	91

Viatris, Inc.

3.85%, 6/22/2040 (d)	111	125

4.00%, 6/22/2050 (d)	63	72

Zoetis, Inc. 3.00%, 5/15/2050	35	39

		2,032

Road & Rail — 0.1%

Burlington Northern Santa Fe LLC 3.05%, 2/15/2051	91	103

CSX Corp. 3.80%, 11/1/2046	93	111

Norfolk Southern Corp. 3.05%, 5/15/2050	90	98

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	195	197

Union Pacific Corp. 3.55%, 8/15/2039	121	140

		649

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. 4.15%, 11/15/2030	528	611

Microchip Technology, Inc. 0.97%, 2/15/2024 (d)	110	110

		721

INVESTMENTS	Principal Amount ($000)	VALUE ($000)

Software — 0.1%

Oracle Corp.

2.95%, 4/1/2030	222	248

3.80%, 11/15/2037	216	261

VMware, Inc. 4.70%, 5/15/2030	143	172

		681

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	122	136

Lowe’s Cos., Inc. 3.70%, 4/15/2046	178	211

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	178	209

Tractor Supply Co. 1.75%, 11/1/2030	169	170

		726

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc.

3.45%, 2/9/2045	219	265

2.55%, 8/20/2060	124	127

Dell International LLC 6.20%, 7/15/2030 (d)	370	481

		873

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	750	767

Tobacco — 0.1%

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	168	174

3.73%, 9/25/2040	143	149

		323

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	122	144

T-Mobile USA, Inc.

2.55%, 2/15/2031 (d)	381	400

3.00%, 2/15/2041 (d)	237	246

		790

Total Corporate Bonds (Cost $57,177)		58,168

U.S. Treasury Obligations — 6.0%

U.S. Treasury Bonds

1.13%, 8/15/2040	4,806	4,543

1.38%, 8/15/2050	2,404	2,246

1.63%, 11/15/2050	2,720	2,704

U.S. Treasury Notes

2.50%, 1/31/2021(j)	3,136	3,141

0.13%, 9/30/2022	5,792	5,792

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	21

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

0.13%, 9/15/2023	7,081	7,076

0.25%, 8/31/2025	8,599	8,569

0.38%, 11/30/2025	3,534	3,538

0.50%, 8/31/2027	4,527	4,498

0.63%, 11/30/2027	420	420

0.63%, 8/15/2030	1,387	1,351

0.88%, 11/15/2030	1,205	1,200

Total U.S. Treasury Obligations (Cost $45,277)		45,078

Asset-Backed Securities — 1.1%

American Credit Acceptance Receivables Trust Series 2020-4, Class C, 1.31%, 12/14/2026 (d)	285	286

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	255	256

Series 2020-3, Class C, 1.06%, 8/18/2026	120	120

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	335	336

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	100	104

Business Jet Securities LLC Series 2020-1A, Class A, 2.98%, 11/15/2035 (d)	126	128

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	198	199

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	110	111

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.61%, 11/9/2026	200	201

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (d)	570	576

Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	260	267

Flagship Credit Auto Trust Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	210	212

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (d)	231	232

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 1.18%, 12/16/2024 (d)	130	130

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	437	442

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (d)	365	373

NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	465	465

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Asset-Backed Securities — continued

Octane Receivables Trust Series 2020-1A, Class A, 1.71%, 2/20/2025 (d)	336	337

Oportun Funding LLC

Series 2020-1, Class A, 2.20%, 5/15/2024 (d)	280	281

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	93	94

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (d)	265	266

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (d) (i)	315	315

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	180	182

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (d)	130	129

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	210	214

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	170	171

Upstart Securitization Trust Series 2020-3, Class A, 1.70%, 11/20/2030 (d)	531	534

Vericrest Opportunity Loan Trust Series 2020-NPL2, Class A1B, 3.67%, 2/25/2050 (d) (i)	350	350

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (d) (i)	392	392

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	100	100

Series 2020-3A, Class D, 1.65%, 2/17/2026 (d)	140	142

Total Asset-Backed Securities (Cost $7,905)		7,945

Collateralized Mortgage Obligations — 0.3%

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (d)	178	178

GNMA Series 2015-H11, Class FC, 0.69%, 5/20/2065 (b)	251	253

PRPM LLC Series 2020-5, Class A1, 3.10%, 11/25/2025 (d) (i)	259	261

Seasoned Credit Risk Transfer Trust Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	684	732

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (d) (i)	130	130

Total Collateralized Mortgage Obligations (Cost $1,553)		1,554

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	Principal Amount ($000)	VALUE ($000)
Foreign Government Securities — 0.1%

Republic of Colombia (Colombia)

4.00%, 2/26/2024	200	216

3.13%, 4/15/2031	200	212

Republic of Panama (Panama) 3.16%, 1/23/2030	200	222

Republic of Peru (Peru) 2.78%, 12/1/2060	49	49

United Mexican States (Mexico) 2.66%, 5/24/2031	400	411

Total Foreign Government Securities (Cost $1,096)		1,110

Commercial Mortgage-Backed Securities — 0.0% (f)

FHLMC, Multi-Family Structured Pass-Through Certificates Series K-1511, Class A1, 3.28%, 10/25/2030	334	379

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.64%, 8/25/2048 (b) (d)	15	16

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (d)	75	78

Total Commercial Mortgage-Backed Securities (Cost $472)		473

	Shares (000)
Short-Term Investments — 12.3%

Investment Companies — 12.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (k) (Cost $91,737)	91,737	91,737

Total Investments — 107.8% (Cost $755,261)		805,966
Liabilities in Excess of Other Assets — (7.8)%		(58,013)

NET ASSETS — 100.0%		747,953

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the current yield as of December 31, 2020.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	23

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	45	03/2021	EUR	1,952	35
MSCI Emerging Markets E-Mini Index	90	03/2021	USD	5,795	157
Russell 2000 E-Mini Index	39	03/2021	USD	3,857	107
S&P 500 E-Mini Index	21	03/2021	USD	3,932	86
TOPIX Index	11	03/2021	JPY	1,928	36
U.S. Treasury 10 Year Note	402	03/2021	USD	55,488	68

					489

Short Contracts
Euro-Bund	(87)	03/2021	EUR	(18,880)	(57)

					432

Abbreviations

EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 44.2%

Fixed Income — 28.3%

JPMorgan Corporate Bond Fund Class R6 Shares (a)	6,937	75,751

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,333	11,066

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,337	11,069

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,707	15,111

JPMorgan High Yield Fund Class R6 Shares (a)	9,264	65,961

JPMorgan Income Fund Class R6 Shares (a)	2,411	22,739

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	9,249	99,515

JPMorgan Managed Income Fund Class L Shares (a)	487	4,893

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	12,088	119,193

Total Fixed Income		425,298

U.S. Equity — 15.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	4,180	238,603

Total Investment Companies (Cost $603,648)		663,901

Exchange-Traded Funds — 27.1%

Alternative Assets — 1.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	315	24,933

Fixed Income — 7.7%

JPMorgan High Yield Research Enhanced ETF (a)	1,265	65,663

JPMorgan U.S. Aggregate Bond ETF (a)	1,785	49,721

Total Fixed Income		115,384

International Equity — 14.2%

iShares Core MSCI Emerging Markets ETF	862	53,507

JPMorgan BetaBuilders International Equity ETF (a)	2,898	160,210

Total International Equity		213,717

U.S. Equity — 3.6%

iShares Russell 2000 ETF	108	21,129

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	413	32,532

Total U.S. Equity		53,661

Total Exchange-Traded Funds (Cost $369,657)		407,695

Mortgage-Backed Securities — 9.4%

FHLMC UMBS, 20 Year Pool # RB5085, 2.00%, 11/1/2040	288	299

INVESTMENTS	SHARES (000)	VALUE ($000)
Mortgage-Backed Securities — continued

FHLMC UMBS, 30 Year

Pool # QB4026, 2.50%, 10/1/2050	1,931	2,074

Pool # QB4045, 2.50%, 10/1/2050	1,281	1,354

Pool # QB4484, 2.50%, 10/1/2050	683	733

Pool # QB4542, 2.50%, 10/1/2050	663	712

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	2,020	2,290

Pool # BQ2894, 3.00%, 9/1/2050	1,135	1,193

Pool # BQ3996, 2.50%, 10/1/2050	1,006	1,067

Pool # BQ5243, 3.50%, 10/1/2050	373	398

Pool # CA7398, 3.50%, 10/1/2050	1,392	1,503

FNMA, Other

Pool # BL8639, 1.09%, 4/1/2028	590	590

Pool # BS0448, 1.27%, 12/1/2029 (b)	890	890

Pool # BL5457, 2.57%, 7/1/2029	670	737

Pool # BL9748, 1.60%, 12/1/2029	344	354

Pool # AM8544, 3.08%, 4/1/2030	119	135

Pool # BL9045, 1.58%, 7/1/2030	919	943

Pool # BL9251, 1.45%, 10/1/2030 (c)	680	680

Pool # AN0068, 3.26%, 10/1/2030	172	197

Pool # BL9891, 1.37%, 12/1/2030 (b)	500	501

Pool # BL1187, 3.92%, 1/1/2031	225	269

Pool # BL1237, 4.15%, 1/1/2031	331	402

Pool # AN0550, 3.63%, 2/1/2031	647	762

Pool # BM3226, 3.44%, 10/1/2032 (b)	1,124	1,309

Pool # AN4430, 3.61%, 1/1/2037	574	668

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.00%, 1/25/2051 (c)	90,327	93,815

TBA, 2.00%, 2/25/2051 (c)	16,770	17,387

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,117	1,218

Pool # BR3929, 3.50%, 10/20/2050	520	576

Pool # BW1726, 3.50%, 10/20/2050	743	816

Pool # BR3928, 3.00%, 12/20/2050	805	880

Pool # BU7538, 3.00%, 12/20/2050	665	727

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (b)	854	940

GNMA II, Single Family, 30 Year TBA, 2.00%, 1/15/2051 (c)	4,678	4,891

Total Mortgage-Backed Securities (Cost $140,765)		141,310

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 8.1%

Aerospace & Defense — 0.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (d)	845	957

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	25

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Aerospace & Defense — continued

Boeing Co. (The)

1.95%, 2/1/2024	75	77

2.50%, 3/1/2025	210	219

2.75%, 2/1/2026	70	74

2.70%, 2/1/2027	1,403	1,459

3.45%, 11/1/2028	155	166

L3Harris Technologies, Inc. 1.80%, 1/15/2031	159	162

Leidos, Inc. 2.30%, 2/15/2031 (d)	63	64

Lockheed Martin Corp. 2.80%, 6/15/2050	237	256

Northrop Grumman Corp.

5.15%, 5/1/2040	191	263

3.85%, 4/15/2045	409	498

Raytheon Technologies Corp.

2.25%, 7/1/2030	322	342

3.75%, 11/1/2046	192	227

		4,764

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	640	822

Hyundai Capital America

1.15%, 11/10/2022 (d)	834	838

2.65%, 2/10/2025 (d)	530	558

2.38%, 10/15/2027 (d)	680	702

Kia Motors Corp. (South Korea) 3.25%, 4/21/2026 (d)	235	255

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (d)	322	327

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (d)	253	271

4.35%, 9/17/2027 (d)	655	723

Volkswagen Group of America Finance LLC (Germany) 1.25%, 11/24/2025 (d)	310	313

		4,809

Banks — 1.4%

AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	645	709

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (d)	880	1,012

Banco Santander SA (Spain) 2.75%, 12/3/2030	200	206

Bank of America Corp.

4.00%, 1/22/2025	1,345	1,512

(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	454	460

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	1,094	1,245

(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	950	988

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (e)	257	281

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (e)	338	340

3.65%, 3/16/2025	845	930

4.34%, 1/10/2028	235	270

BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (d) (e)	845	862

Citigroup, Inc.

3.88%, 3/26/2025	1,165	1,300

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	389	440

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	328	390

Credit Agricole SA (France) 4.38%, 3/17/2025 (d)	880	988

Discover Bank 3.45%, 7/27/2026	500	559

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (e)	1,000	1,017

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (e)	200	228

(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,495	1,530

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	724	852

Societe Generale SA (France)

4.25%, 4/14/2025 (d)	700	771

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	260	262

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (d) (e)	1,020	1,030

UniCredit SpA (Italy) 6.57%, 1/14/2022 (d)	350	369

Wells Fargo & Co.

4.30%, 7/22/2027	1,327	1,554

(SOFR + 2.10%), 2.39%, 6/2/2028 (e)	410	437

(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	353	384

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	50	53

		20,979

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	620	718

3.75%, 7/15/2042	1,200	1,363

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	223	252

3.80%, 5/1/2050	217	260

PepsiCo, Inc. 1.40%, 2/25/2031	149	150

		2,743

Biotechnology — 0.3%

AbbVie, Inc.

2.95%, 11/21/2026	235	260

3.20%, 11/21/2029	566	634

4.05%, 11/21/2039	870	1,050

4.25%, 11/21/2049	180	225

Amgen, Inc. 3.15%, 2/21/2040	394	433

Biogen, Inc.

2.25%, 5/1/2030	215	225

3.15%, 5/1/2050	176	182

Gilead Sciences, Inc.

1.65%, 10/1/2030	380	381

2.60%, 10/1/2040	227	229

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	379	373

		3,992

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	380	387

Capital Markets — 0.6%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	456	486

Charles Schwab Corp. (The)

0.90%, 3/11/2026	105	107

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (g) (h)	135	142

Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	995	1,149

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	735	752

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	1,147	1,315

(SOFR + 0.79%), 1.09%, 12/9/2026 (e)	1,037	1,047

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	396	457

4.75%, 10/21/2045	177	246

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Morgan Stanley

5.00%, 11/24/2025	1,625	1,943

(SOFR + 0.72%), 0.99%, 12/10/2026 (e)	270	272

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	219	284

		8,200

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	230

LYB International Finance III LLC

1.25%, 10/1/2025	113	115

3.38%, 5/1/2030	165	185

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	95	131

Nutrition & Biosciences, Inc.

2.30%, 11/1/2030 (d)	513	528

3.47%, 12/1/2050 (d)	269	292

		1,481

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 3.05%, 3/1/2050	308	336

Construction Materials—0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	387	414

Consumer Finance — 0.2%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	300	314

4.63%, 10/15/2027	810	917

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (d)	220	234

5.50%, 1/15/2026 (d)	530	600

4.25%, 4/15/2026 (d)	20	22

Capital One Financial Corp. 3.80%, 1/31/2028	402	465

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (d)	490	514

4.50%, 3/15/2023 (d)	30	32

5.50%, 2/15/2024 (d)	170	185

Toyota Motor Credit Corp. 0.80%, 10/16/2025	214	215

		3,498

Diversified Financial Services — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	895	1,067

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (d)	946	1,040

National Rural Utilities Cooperative Finance Corp. 1.35%, 3/15/2031	155	153

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	27

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Financial Services — continued

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	393	422

3.13%, 11/7/2049	205	226

		2,908

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	522	556

2.75%, 6/1/2031	690	737

3.50%, 6/1/2041	518	558

Verizon Communications, Inc.

3.15%, 3/22/2030	496	556

2.65%, 11/20/2040	185	187

3.85%, 11/1/2042	634	751

		3,345

Electric Utilities — 0.4%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	125	163

Baltimore Gas and Electric Co. 2.90%, 6/15/2050	127	136

Duke Energy Corp. 3.40%, 6/15/2029	361	410

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	110

Edison International 5.75%, 6/15/2027	265	317

Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	252

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (d)	845	958

Entergy Arkansas LLC 2.65%, 6/15/2051	72	74

Entergy Louisiana LLC

4.00%, 3/15/2033	150	186

2.90%, 3/15/2051	60	64

Evergy, Inc. 2.90%, 9/15/2029	394	432

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	179	209

Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	276

ITC Holdings Corp. 2.95%, 5/14/2030 (d)	126	138

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	182	203

Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	98	118

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	253	256

NRG Energy, Inc.

2.00%, 12/2/2025 (d)	90	93

2.45%, 12/2/2027 (d)	305	321

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (e)	426	426

3.45%, 7/1/2025	120	130

2.95%, 3/1/2026	75	80

3.75%, 8/15/2042 (i)	71	71

4.30%, 3/15/2045	65	69

PacifiCorp 4.15%, 2/15/2050	113	147

PPL Capital Funding, Inc. 4.00%, 9/15/2047	195	227

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	176	178

Series C, 4.13%, 3/1/2048	121	144

Union Electric Co. 2.63%, 3/15/2051	150	157

		6,345

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	272	344

Emerson Electric Co. 2.75%, 10/15/2050	187	197

		541

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	263	294

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	264	300

		594

Entertainment — 0.1%

Walt Disney Co. (The)

2.65%, 1/13/2031	338	370

3.50%, 5/13/2040	327	384

		754

Equity Real Estate Investment Trusts (REITs) — 0.4%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	401	459

American Tower Corp.

1.50%, 1/31/2028	155	156

1.88%, 10/15/2030	928	935

2.95%, 1/15/2051	193	193

Crown Castle International Corp. 3.10%, 11/15/2029	394	434

CubeSmart LP 2.00%, 2/15/2031	441	442

Digital Realty Trust LP 3.70%, 8/15/2027	344	395

Equinix, Inc. 1.55%, 3/15/2028	284	289

Federal Realty Investment Trust 1.25%, 2/15/2026	191	194

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	379	379

Healthpeak Properties, Inc. 2.88%, 1/15/2031	394	424

Mid-America Apartments LP 3.60%, 6/1/2027	350	396

Realty Income Corp. 1.80%, 3/15/2033	220	221

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	510	561

UDR, Inc.

2.10%, 8/1/2032	380	387

1.90%, 3/15/2033	50	50

WP Carey, Inc.

4.25%, 10/1/2026	115	132

2.40%, 2/1/2031	148	154

		6,201

Food & Staples Retailing — 0.1%

Alimentation Couche-Tard, Inc. (Canada) 2.95%, 1/25/2030 (d)	394	430

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	104	115

Kroger Co. (The) 3.95%, 1/15/2050	213	258

Sysco Corp. 2.40%, 2/15/2030	546	568

		1,371

Food Products — 0.1%

Conagra Brands, Inc. 1.38%, 11/1/2027	357	360

Mondelez International, Inc. 1.88%, 10/15/2032	244	248

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	403	426

Tyson Foods, Inc. 3.55%, 6/2/2027	269	307

		1,341

Gas Utilities — 0.0% (f)

Atmos Energy Corp. 1.50%, 1/15/2031	250	250

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	178

		428

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 1.40%, 6/30/2030	78	79

Becton Dickinson and Co.

4.67%, 6/6/2047	63	83

3.79%, 5/20/2050	207	245

Boston Scientific Corp.

4.00%, 3/1/2029	132	155

4.55%, 3/1/2039	127	162

Danaher Corp. 2.60%, 10/1/2050	176	183

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DH Europe Finance II SARL 3.25%, 11/15/2039	103	117

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	401	454

		1,478

Health Care Providers & Services — 0.4%

Anthem, Inc. 2.25%, 5/15/2030	387	411

Banner Health 1.90%, 1/1/2031	246	250

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	160

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	194

CommonSpirit Health

1.55%, 10/1/2025	65	67

2.78%, 10/1/2030	150	159

3.91%, 10/1/2050	65	72

CVS Health Corp.

3.25%, 8/15/2029	343	387

1.88%, 2/28/2031	653	660

4.88%, 7/20/2035	170	220

2.70%, 8/21/2040	368	372

HCA, Inc. 5.25%, 6/15/2026	858	1,015

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	148

MidMichigan Health Series 2020, 3.41%, 6/1/2050	40	45

MultiCare Health System 2.80%, 8/15/2050	113	117

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	146

Quest Diagnostics, Inc. 2.80%, 6/30/2031	286	313

UnitedHealth Group, Inc. 2.75%, 5/15/2040	283	306

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	310

		5,352

Hotels, Restaurants & Leisure — 0.0% (f)

Starbucks Corp. 3.35%, 3/12/2050	205	229

Household Durables — 0.0% (f)

DR Horton, Inc. 1.40%, 10/15/2027	441	442

Household Products — 0.0% (f)

Kimberly-Clark Corp. 3.70%, 6/1/2043	270	337

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (d)	650	657

Exelon Generation Co. LLC 3.25%, 6/1/2025	788	861

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	29

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — continued

Southern Power Co. 5.15%, 9/15/2041	205	252

		1,770

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	394	445

Roper Technologies, Inc. 1.75%, 2/15/2031	380	378

		823

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	264	302

4.38%, 6/30/2050	194	254

Athene Global Funding 2.75%, 6/25/2024 (d)	282	298

Berkshire Hathaway Finance Corp.

1.45%, 10/15/2030	222	225

2.85%, 10/15/2050	186	199

Brown & Brown, Inc. 2.38%, 3/15/2031	386	404

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	285	315

MassMutual Global Funding II 1.55%, 10/9/2030 (d)	220	220

New York Life Insurance Co. 3.75%, 5/15/2050 (d)	408	487

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	393	427

		3,131

IT Services — 0.1%

Global Payments, Inc. 3.20%, 8/15/2029	120	133

International Business Machines Corp. 4.00%, 6/20/2042	642	795

		928

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	232	262

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	263	286

Media — 0.3%

Charter Communications Operating LLC

2.80%, 4/1/2031	686	724

3.70%, 4/1/2051	403	418

Comcast Corp.

1.50%, 2/15/2031	1,081	1,073

3.25%, 11/1/2039	332	376

2.80%, 1/15/2051	391	407

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Cox Communications, Inc.

1.80%, 10/1/2030 (d)	220	220

2.95%, 10/1/2050 (d)	185	189

Discovery Communications LLC 3.63%, 5/15/2030	342	392

ViacomCBS, Inc.

4.00%, 1/15/2026	203	232

4.38%, 3/15/2043	210	248

		4,279

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	235	256

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	315	321

Steel Dynamics, Inc. 1.65%, 10/15/2027	244	251

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	265	294

		1,122

Multiline Retail — 0.0% (f)

Dollar General Corp. 4.13%, 4/3/2050	193	244

Multi-Utilities — 0.0% (f)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051 (d)	184	189

Consumers Energy Co. 3.25%, 8/15/2046	97	110

WEC Energy Group, Inc. 1.38%, 10/15/2027	199	202

		501

Oil, Gas & Consumable Fuels — 0.6%

Boardwalk Pipelines LP 4.45%, 7/15/2027	165	185

BP Capital Markets America, Inc.

3.63%, 4/6/2030	614	714

2.77%, 11/10/2050	187	185

Chevron Corp. 2.98%, 5/11/2040	394	436

Cimarex Energy Co. 3.90%, 5/15/2027	125	138

Concho Resources, Inc. 3.75%, 10/1/2027	189	216

Diamondback Energy, Inc. 3.25%, 12/1/2026	315	336

Enbridge, Inc. (Canada) 3.13%, 11/15/2029	394	433

Enterprise Products Operating LLC 4.45%, 2/15/2043	287	347

Exxon Mobil Corp. 3.00%, 8/16/2039	593	641

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	455	469

HollyFrontier Corp. 2.63%, 10/1/2023	182	186

Magellan Midstream Partners LP 3.95%, 3/1/2050	145	163

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

MPLX LP

2.65%, 8/15/2030	368	386

4.50%, 4/15/2038	205	234

Noble Energy, Inc. 3.25%, 10/15/2029	220	252

ONEOK, Inc. 2.20%, 9/15/2025	235	245

Phillips 66 Partners LP 3.55%, 10/1/2026	194	212

Pioneer Natural Resources Co. 1.90%, 8/15/2030	249	246

Plains All American Pipeline LP 4.65%, 10/15/2025	511	571

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	402	469

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	194	217

Sunoco Logistics Partners Operations LP 3.90%, 7/15/2026	592	648

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	358	383

Total Capital International SA (France) 2.99%, 6/29/2041	394	430

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	402	475

		9,217

Pharmaceuticals — 0.3%

AstraZeneca plc (United Kingdom)

1.38%, 8/6/2030	113	112

6.45%, 9/15/2037	45	69

2.13%, 8/6/2050	196	183

Bristol-Myers Squibb Co.

1.13%, 11/13/2027	75	76

3.40%, 7/26/2029	270	314

4.13%, 6/15/2039	225	286

2.35%, 11/13/2040	426	438

Merck & Co., Inc. 2.35%, 6/24/2040	282	291

Pfizer, Inc. 3.90%, 3/15/2039	156	196

Royalty Pharma plc

1.75%, 9/2/2027 (d)	69	71

3.30%, 9/2/2040 (d)	171	180

3.55%, 9/2/2050 (d)	114	121

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	990	1,043

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	200	229

Viatris, Inc.

3.85%, 6/22/2040 (d)	229	258

4.00%, 6/22/2050 (d)	155	177

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued

Zoetis, Inc. 3.00%, 5/15/2050	72	79

		4,123

Road & Rail — 0.1%

Burlington Northern Santa Fe LLC 3.05%, 2/15/2051	189	213

CSX Corp. 3.80%, 11/1/2046	191	229

Norfolk Southern Corp. 3.05%, 5/15/2050	187	204

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	451	455

Union Pacific Corp. 3.55%, 8/15/2039	270	312

		1,413

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. 4.15%, 11/15/2030	1,161	1,342

Microchip Technology, Inc. 0.97%, 2/15/2024 (d)	205	206

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (d)	280	275

		1,823

Software — 0.1%

Oracle Corp.

2.95%, 4/1/2030	498	556

3.80%, 11/15/2037	479	578

VMware, Inc. 4.70%, 5/15/2030	320	385

		1,519

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	237	265

Lowe’s Cos., Inc.

1.30%, 4/15/2028	159	160

3.70%, 4/15/2046	402	476

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	408	480

Tractor Supply Co. 1.75%, 11/1/2030	390	392

		1,773

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc.

3.45%, 2/9/2045	489	592

2.55%, 8/20/2060	262	269

Dell International LLC 6.20%, 7/15/2030 (d)	762	990

		1,851

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	1,045	1,069

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	31

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Tobacco — 0.1%

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	386	401

3.73%, 9/25/2040	315	328

		729

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	200	217

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	270	319

T-Mobile USA, Inc.

2.55%, 2/15/2031 (d)	876	920

3.00%, 2/15/2041 (d)	543	563

		2,019

Total Corporate Bonds (Cost $119,899)		122,151

U.S. Treasury Obligations — 5.5%

U.S. Treasury Bonds

1.13%, 8/15/2040	8,726	8,248

1.38%, 8/15/2050	5,423	5,067

1.63%, 11/15/2050	4,187	4,162

U.S. Treasury Notes

2.50%, 1/31/2021 (j)	6,507	6,518

0.13%, 9/30/2022	11,753	11,753

0.13%, 9/15/2023	13,137	13,127

0.25%, 8/31/2025	14,240	14,191

0.38%, 11/30/2025	8,002	8,011

0.50%, 8/31/2027	8,504	8,449

0.63%, 8/15/2030	2,977	2,901

Total U.S. Treasury Obligations (Cost $82,863)		82,427

Asset-Backed Securities — 1.3%

American Credit Acceptance Receivables Trust Series 2020-4, Class C, 1.31%, 12/14/2026 (d)	705	708

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	625	627

Series 2020-3, Class C, 1.06%, 8/18/2026	295	296

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	645	647

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	250	259

Business Jet Securities LLC Series 2020-1A, Class A, 2.98%, 11/15/2035 (d)	301	305

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	486	487

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	270	272

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.61%, 11/9/2026	375	376

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 3.04%, 12/15/2028 (d)	170	171

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/20290 (d)	1,405	1,421

Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	645	662

Flagship Credit Auto Trust Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	525	530

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (d)	572	573

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 1.18%, 12/16/2024 (d)	250	250

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	1,079	1,090

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (d)	900	920

NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	900	900

Octane Receivables Trust Series 2020-1A, Class A, 1.71%, 2/20/2025 (d)	827	829

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (d)	685	687

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	229	232

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (d)	660	663

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (d) (i)	779	781

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	440	444

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (d)	310	309

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	515	525

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	420	422

Upstart Securitization Trust Series 2020-3, Class A, 1.70%, 11/20/2030 (d)	1,308	1,314

Vericrest Opportunity Loan Trust Series 2020-NPL2, Class A1B, 3.67%, 2/25/2050 (d) (i)	700	700

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (d) (i)	970	971

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	245	246

Series 2020-3A, Class D, 1.65%, 2/17/2026 (d)	340	344

Total Asset-Backed Securities (Cost $18,862)		18,961

Collateralized Mortgage Obligations — 0.4%

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (d)	345	345

GNMA Series 2015-H11, Class FC, 0.69%, 5/20/2065 (b)	620	623

PRPM LLC Series 2020-5, Class A1, 3.10%, 11/25/2025 (d) (i)	636	640

Seasoned Credit Risk Transfer Trust

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,465	1,568

Series 2020-3, Class TTW, 3.00%, 5/25/2060	1,708	1,819

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (d) (i)	250	251

Total Collateralized Mortgage Obligations (Cost $5,238)		5,246

Foreign Government Securities — 0.1%

Republic of Colombia (Colombia)

4.00%, 2/26/2024	250	270

3.13%, 4/15/2031	250	265

Republic of Panama (Panama) 3.16%, 1/23/2030	250	277

Republic of Peru (Peru) 2.78%, 12/1/2060	125	126

United Mexican States (Mexico) 2.66%, 5/24/2031	848	872

Total Foreign Government Securities (COST $1,782)		1,810

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.1%

FHLMC, Multi-Family Structured Pass-Through Certificates Series K-1511, Class A1, 3.28%, 10/25/2030	663	754

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.64%, 8/25/2048 (b) (d)	35	36

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (d)	185	193

Total Commercial Mortgage-Backed Securities (Cost $980)		983

	SHARES (000)
Short-Term Investments — 11.3%

Investment Companies — 11.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (k) (Cost $169,816)	169,816	169,816

Total Investments — 107.5% (Cost $1,513,510)		1,614,300
Liabilities in Excess of Other Assets — (7.5)%		(112,558)

NET ASSETS — 100.0%		1,501,742

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	33

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.

(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the current yield as of December 31, 2020.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	89	03/2021	EUR	3,860	69
MSCI Emerging Markets E-Mini Index	180	03/2021	USD	11,590	313
Russell 2000 E-Mini Index	79	03/2021	USD	7,813	213
S&P 500 E-Mini Index	41	03/2021	USD	7,678	167
TOPIX Index	22	03/2021	JPY	3,855	72
U.S. Treasury 10 Year Note	797	03/2021	USD	110,011	146

					980

Short Contracts
Euro-Bund	(174)	03/2021	EUR	(37,761)	(99)

					881

Abbreviations

EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

Investments	Shares (000)	Value ($000)
Investment Companies — 46.2%

Fixed Income — 20.5%

JPMorgan Corporate Bond Fund Class R6 Shares (a)	8,664	94,608

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,575	13,069

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,579	13,072

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,772	15,683

JPMorgan High Yield Fund Class R6 Shares (a)	9,910	70,561

JPMorgan Income Fund Class R6 Shares (a)	2,224	20,976

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	4,654	50,073

JPMorgan Managed Income Fund Class L Shares (a)	82	821

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	15,412	151,958

Total Fixed Income		430,821

International Equity — 5.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,187	108,623

U.S. Equity — 20.6%

JPMorgan Equity Index Fund Class R6 Shares (a)	7,589	433,198

Total Investment Companies (Cost $854,428)		972,642

Exchange-Traded Funds — 29.0%

Alternative Assets — 2.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	677	53,611

Fixed Income — 6.1%

JPMorgan High Yield Research Enhanced ETF (a)	1,359	70,545

JPMorgan U.S. Aggregate Bond ETF (a)	2,057	57,283

Total Fixed Income		127,828

International Equity — 15.2%

JPMorgan BetaBuilders International Equity ETF (a)	5,792	320,245

U.S. Equity — 5.1%

iShares Russell 2000 ETF	218	42,817

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	827	65,183

Total U.S. Equity		108,000

Total Exchange-Traded Funds (Cost $556,965)		609,684

Investments	Principal Amount ($000)	Value ($000)
Mortgage-Backed Securities — 8.3%

FHLMC UMBS, 20 Year Pool # RB5085, 2.00%, 11/1/2040	377	392

FHLMC UMBS, 30 Year

Pool # QB4026, 2.50%, 10/1/2050	2,535	2,723

Pool # QB4045, 2.50%, 10/1/2050	1,680	1,776

Pool # QB4484, 2.50%, 10/1/2050	903	969

Pool # QB4542, 2.50%, 10/1/2050	866	930

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	2,652	3,006

Pool # BQ2894, 3.00%, 9/1/2050	1,494	1,569

Pool # BQ3996, 2.50%, 10/1/2050	1,317	1,397

Pool # BQ5243, 3.50%, 10/1/2050	490	523

Pool # CA7398, 3.50%, 10/1/2050	1,832	1,979

FNMA, Other

Pool # BL8639, 1.09%, 4/1/2028	773	773

Pool # BL5457, 2.57%, 7/1/2029	875	962

Pool # BS0448, 1.27%, 12/1/2029 (b)	1,110	1,110

Pool # BL9748, 1.60%, 12/1/2029	448	461

Pool # AM8544, 3.08%, 4/1/2030	148	168

Pool # BL9045, 1.58%, 7/1/2030	1,198	1,230

Pool # BL9251, 1.45%, 10/1/2030 (c)	850	850

Pool # AN0068, 3.26%, 10/1/2030	213	243

Pool # BL9891, 1.37%, 12/1/2030 (b)	620	622

Pool # BL1187, 3.92%, 1/1/2031	285	341

Pool # BL1237, 4.15%, 1/1/2031	411	499

Pool # AN0550, 3.63%, 2/1/2031	840	989

Pool # BM3226, 3.44%, 10/1/2032 (b)	1,407	1,639

Pool # AN4430, 3.61%, 1/1/2037	756	880

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.00%, 1/25/2051 (c)	111,934	116,258

TBA, 2.00%, 2/25/2051 (c)	19,230	19,938

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,470	1,603

Pool # BR3929, 3.50%, 10/20/2050	650	720

Pool # BW1726, 3.50%, 10/20/2050	932	1,024

Pool # BR3928, 3.00%, 12/20/2050	999	1,093

Pool # BU7538, 3.00%, 12/20/2050	834	912

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (b)	1,078	1,186

GNMA II, Single Family, 30 Year TBA, 2.00%, 1/15/2051 (c)	6,248	6,533

Total Mortgage-Backed Securities (Cost $174,625)		175,298

Corporate Bonds — 7.3%

Aerospace & Defense — 0.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (d)	1,020	1,155

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	35

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Aerospace & Defense — continued

Boeing Co. (The)

1.95%, 2/1/2024	100	103

2.50%, 3/1/2025	276	288

2.75%, 2/1/2026	95	100

2.70%, 2/1/2027	1,722	1,790

3.45%, 11/1/2028	200	214

L3Harris Technologies, Inc. 1.80%, 1/15/2031	210	213

Leidos, Inc. 2.30%, 2/15/2031 (d)	83	85

Lockheed Martin Corp. 2.80%, 6/15/2050	300	324

Northrop Grumman Corp.

5.15%, 5/1/2040	242	334

3.85%, 4/15/2045	521	634

Raytheon Technologies Corp.

2.25%, 7/1/2030	422	448

3.75%, 11/1/2046	241	286

		5,974

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	810	1,041

Hyundai Capital America

1.15%, 11/10/2022 (d)	1,074	1,080

2.65%, 2/10/2025 (d)	700	737

2.38%, 10/15/2027 (d)	835	861

Kia Motors Corp. (South Korea) 3.25%, 4/21/2026 (d)	250	271

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (d)	404	411

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (d)	318	341

4.35%, 9/17/2027 (d)	770	850

Volkswagen Group of America Finance LLC (Germany) 1.25%, 11/24/2025 (d)	405	408

		6,000

Banks — 1.2%

AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	770	847

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (d)	1,070	1,230

Banco Santander SA (Spain) 2.75%, 12/3/2030	200	206

Bank of America Corp.

4.00%, 1/22/2025	1,674	1,881

(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	592	600

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	1,407	1,601

(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	1,243	1,293

Investments	Principal Amount ($000)	Value ($000)

Banks — continued

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (e)	328	359

Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (e)	424	427

3.65%, 3/16/2025	970	1,067

4.34%, 1/10/2028	300	344

BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (d) (e)	970	990

Citigroup, Inc.

3.88%, 3/26/2025	1,510	1,685

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	502	567

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	418	498

Credit Agricole SA (France) 4.38%, 3/17/2025 (d)	1,070	1,201

Discover Bank 3.45%, 7/27/2026	500	559

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (e)	1,240	1,261

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (e)	200	228

(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,885	1,929

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	934	1,099

Societe Generale SA (France)

4.25%, 4/14/2025 (d)	850	936

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	320	323

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (d) (e)	1,260	1,273

UniCredit SpA (Italy) 6.57%, 1/14/2022 (d)	350	369

Wells Fargo & Co.

4.30%, 7/22/2027	1,701	1,992

(SOFR + 2.10%), 2.39%, 6/2/2028 (e)	566	603

(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	456	496

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	70	74

		25,938

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	806	933

3.75%, 7/15/2042	1,530	1,738

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Beverages — continued

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	287	325

3.80%, 5/1/2050	276	330

PepsiCo, Inc. 1.40%, 2/25/2031	191	192

		3,518

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	300	332

3.20%, 11/21/2029	720	806

4.05%, 11/21/2039	1,065	1,285

4.25%, 11/21/2049	240	301

Amgen, Inc. 3.15%, 2/21/2040	496	545

Biogen, Inc.

2.25%, 5/1/2030	272	284

3.15%, 5/1/2050	232	240

Gilead Sciences, Inc.

1.65%, 10/1/2030	481	482

2.60%, 10/1/2040	288	291

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	481	473

		5,039

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	482	490

Capital Markets — 0.5%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	523	557

Charles Schwab Corp. (The)

0.90%, 3/11/2026	130	132

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (g) (h)	170	179

Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	1,120	1,294

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	905	926

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	1,486	1,704

(SOFR + 0.79%), 1.09%, 12/9/2026 (e)	1,295	1,308

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	503	580

4.75%, 10/21/2045	219	304

Morgan Stanley

5.00%, 11/24/2025	2,097	2,508

(SOFR + 0.72%), 0.99%, 12/10/2026 (e)	340	342

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	270	350

		10,184

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	295

LYB International Finance III LLC

1.25%, 10/1/2025	144	146

3.38%, 5/1/2030	205	230

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	121	167

Nutrition & Biosciences, Inc.

2.30%, 11/1/2030 (d)	658	677

3.47%, 12/1/2050 (d)	351	381

		1,896

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 3.05%, 3/1/2050	385	420

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	489	523

Consumer Finance — 0.2%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	500	524

4.63%, 10/15/2027	1,005	1,138

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (d)	290	308

5.50%, 1/15/2026 (d)	665	753

4.25%, 4/15/2026 (d)	25	27

Capital One Financial Corp. 3.80%, 1/31/2028	503	581

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (d)	640	672

4.50%, 3/15/2023 (d)	20	21

5.50%, 2/15/2024 (d)	220	240

Toyota Motor Credit Corp. 0.80%, 10/16/2025	272	274

		4,538

Diversified Financial Services — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,070	1,276

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (d)	1,228	1,350

National Rural Utilities Cooperative Finance Corp. 1.35%, 3/15/2031	190	187

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	37

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Diversified Financial Services — continued

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	489	526

3.13%, 11/7/2049	251	277

		3,616

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	668	712

2.75%, 6/1/2031	886	946

3.50%, 6/1/2041	664	715

Verizon Communications, Inc.

3.15%, 3/22/2030	641	718

2.65%, 11/20/2040	236	239

3.85%, 11/1/2042	822	974

		4,304

Electric Utilities — 0.4%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	156	203

Baltimore Gas and Electric Co. 2.90%, 6/15/2050	157	169

Duke Energy Corp. 3.40%, 6/15/2029	464	526

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	139

Edison International 5.75%, 6/15/2027	335	401

Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	323

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (d)	985	1,117

Entergy Arkansas LLC 2.65%, 6/15/2051	88	90

Entergy Louisiana LLC

4.00%, 3/15/2033	202	251

2.90%, 3/15/2051	80	85

Evergy, Inc. 2.90%, 9/15/2029	512	561

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	235	274

Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	368

ITC Holdings Corp. 2.95%, 5/14/2030 (d)	156	170

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	236	264

Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	118	143

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	328	331

NRG Energy, Inc.

2.00%, 12/2/2025 (d)	115	119

2.45%, 12/2/2027 (d)	410	432

Investments	Principal Amount ($000)	Value ($000)

Electric Utilities — continued

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (e)	554	554

3.45%, 7/1/2025	140	152

2.95%, 3/1/2026	90	95

3.75%, 8/15/2042 (i)	86	86

4.30%, 3/15/2045	90	96

PacifiCorp 4.15%, 2/15/2050	144	188

PPL Capital Funding, Inc. 4.00%, 9/15/2047	247	287

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	232	235

Series C, 4.13%, 3/1/2048	152	181

Union Electric Co. 2.63%, 3/15/2051	191	200

		8,040

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	349	441

Emerson Electric Co. 2.75%, 10/15/2050	233	245

		686

Energy Equipment & Services — 0.0% (f)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	338	379

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	338	384

		763

Entertainment — 0.0% (f)

Walt Disney Co. (The)

2.65%, 1/13/2031	440	482

3.50%, 5/13/2040	424	498

		980

Equity Real Estate Investment Trusts (REITs) — 0.4%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	503	575

American Tower Corp.

1.50%, 1/31/2028	205	206

1.88%, 10/15/2030	1,190	1,200

2.95%, 1/15/2051	249	249

Crown Castle International Corp. 3.10%, 11/15/2029	495	545

CubeSmart LP 2.00%, 2/15/2031	570	571

Digital Realty Trust LP 3.70%, 8/15/2027	458	526

Equinix, Inc. 1.55%, 3/15/2028	360	366

Federal Realty Investment Trust 1.25%, 2/15/2026	242	246

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	475	475

Healthpeak Properties, Inc. 2.88%, 1/15/2031	495	533

Mid-America Apartments LP 3.60%, 6/1/2027	450	509

Realty Income Corp. 1.80%, 3/15/2033	275	276

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	630	693

UDR, Inc.

2.10%, 8/1/2032	482	491

1.90%, 3/15/2033	65	65

WP Carey, Inc.

4.25%, 10/1/2026	150	173

2.40%, 2/1/2031	183	190

		7,889

Food & Staples Retailing — 0.1%

Alimentation Couche-Tard, Inc. (Canada) 2.95%, 1/25/2030 (d)	495	541

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	136	150

Kroger Co. (The) 3.95%, 1/15/2050	258	313

Sysco Corp. 2.40%, 2/15/2030	699	727

		1,731

Food Products — 0.1%

Conagra Brands, Inc. 1.38%, 11/1/2027	465	469

Mondelez International, Inc. 1.88%, 10/15/2032	316	321

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	508	537

Tyson Foods, Inc. 3.55%, 6/2/2027	342	391

		1,718

Gas Utilities — 0.0% (f)

Atmos Energy Corp. 1.50%, 1/15/2031	312	312

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	240

		552

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 1.40%, 6/30/2030	98	100

Becton Dickinson and Co.

4.67%, 6/6/2047	84	110

3.79%, 5/20/2050	252	299

Boston Scientific Corp.

4.00%, 3/1/2029	168	198

4.55%, 3/1/2039	158	201

Danaher Corp. 2.60%, 10/1/2050	224	232

Investments	Principal Amount ($000)	Value ($000)

Health Care Equipment & Supplies — continued

DH Europe Finance II SARL 3.25%, 11/15/2039	123	140

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	503	569

		1,849

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	488	518

Banner Health 1.90%, 1/1/2031	323	329

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	208

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	251

CommonSpirit Health

1.55%, 10/1/2025	85	87

2.78%, 10/1/2030	195	207

3.91%, 10/1/2050	80	89

CVS Health Corp.

3.25%, 8/15/2029	435	491

1.88%, 2/28/2031	819	827

4.88%, 7/20/2035	225	291

2.70%, 8/21/2040	479	484

HCA, Inc. 5.25%, 6/15/2026	1,104	1,306

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	188

MidMichigan Health Series 2020, 3.41%, 6/1/2050	50	56

MultiCare Health System 2.80%, 8/15/2050	149	155

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	190

Quest Diagnostics, Inc. 2.80%, 6/30/2031	379	415

UnitedHealth Group, Inc. 2.75%, 5/15/2040	350	379

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	387

		6,858

Hotels, Restaurants & Leisure — 0.0% (f)

Starbucks Corp. 3.35%, 3/12/2050	251	280

Household Durables — 0.0% (f)

DR Horton, Inc. 1.40%, 10/15/2027	570	572

Household Products — 0.0% (f)

Kimberly-Clark Corp. 3.70%, 6/1/2043	345	430

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (d)	840	849

Exelon Generation Co. LLC 3.25%, 6/1/2025	1,014	1,107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	39

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — continued

Southern Power Co. 5.15%, 9/15/2041	260	320

		2,276

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	495	559

Roper Technologies, Inc. 1.75%, 2/15/2031	481	479

		1,038

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	344	394

4.38%, 6/30/2050	244	319

Athene Global Funding 2.75%, 6/25/2024 (d)	349	369

Berkshire Hathaway Finance Corp.

1.45%, 10/15/2030	283	286

2.85%, 10/15/2050	237	254

Brown & Brown, Inc. 2.38%, 3/15/2031	488	510

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	352	389

MassMutual Global Funding II 1.55%, 10/9/2030 (d)	300	300

New York Life Insurance Co. 3.75%, 5/15/2050 (d)	510	609

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	495	538

		3,968

IT Services — 0.1%

Global Payments, Inc. 3.20%, 8/15/2029	156	173

International Business Machines Corp. 4.00%, 6/20/2042	824	1,020

		1,193

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	291	329

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	334	363

Media — 0.3%

Charter Communications Operating LLC

2.80%, 4/1/2031	892	942

3.70%, 4/1/2051	532	552

Comcast Corp.

1.50%, 2/15/2031	1,399	1,389

3.25%, 11/1/2039	431	488

2.80%, 1/15/2051	496	516

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Media — continued

Cox Communications, Inc.

1.80%, 10/1/2030 (d)	278	277

2.95%, 10/1/2050 (d)	236	241

Discovery Communications LLC 3.63%, 5/15/2030	433	496

ViacomCBS, Inc.

4.00%, 1/15/2026	255	292

4.38%, 3/15/2043	280	330

		5,523

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	320	348

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	398	406

Steel Dynamics, Inc. 1.65%, 10/15/2027	316	325

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	335	372

		1,451

Multiline Retail — 0.0% (f)

Dollar General Corp. 4.13%, 4/3/2050	243	307

Multi-Utilities — 0.0% (f)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051 (d)	241	248

Consumers Energy Co. 3.25%, 8/15/2046	117	133

WEC Energy Group, Inc. 1.38%, 10/15/2027	266	270

		651

Oil, Gas & Consumable Fuels — 0.6%

Boardwalk Pipelines LP 4.45%, 7/15/2027	205	229

BP Capital Markets America, Inc.

3.63%, 4/6/2030	755	878

2.77%, 11/10/2050	238	235

Chevron Corp. 2.98%, 5/11/2040	496	548

Cimarex Energy Co. 3.90%, 5/15/2027	155	171

Concho Resources, Inc. 3.75%, 10/1/2027	238	272

Diamondback Energy, Inc. 3.25%, 12/1/2026	398	425

Enbridge, Inc. (Canada) 3.13%, 11/15/2029	495	544

Enterprise Products Operating LLC 4.45%, 2/15/2043	354	428

Exxon Mobil Corp. 3.00%, 8/16/2039	734	793

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	550	567

HollyFrontier Corp. 2.63%, 10/1/2023	232	237

Magellan Midstream Partners LP 3.95%, 3/1/2050	175	197

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

MPLX LP

2.65%, 8/15/2030	476	499

4.50%, 4/15/2038	256	292

Noble Energy, Inc. 3.25%, 10/15/2029	275	315

ONEOK, Inc. 2.20%, 9/15/2025	300	313

Phillips 66 Partners LP 3.55%, 10/1/2026	245	268

Pioneer Natural Resources Co. 1.90%, 8/15/2030	319	316

Plains All American Pipeline LP 4.65%, 10/15/2025	629	703

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	509	594

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	244	273

Sunoco Logistics Partners Operations LP 3.90%, 7/15/2026	734	804

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	461	493

Total Capital International SA (France) 2.99%, 6/29/2041	495	541

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	509	601

		11,536

Pharmaceuticals — 0.3%

AstraZeneca plc (United Kingdom)

1.38%, 8/6/2030	144	142

6.45%, 9/15/2037	55	85

2.13%, 8/6/2050	245	228

Bristol-Myers Squibb Co.

1.13%, 11/13/2027	100	101

3.40%, 7/26/2029	353	411

4.13%, 6/15/2039	295	376

2.35%, 11/13/2040	533	547

Merck & Co., Inc. 2.35%, 6/24/2040	348	360

Pfizer, Inc. 3.90%, 3/15/2039	208	261

Royalty Pharma plc

1.75%, 9/2/2027 (d)	94	97

3.30%, 9/2/2040 (d)	261	274

3.55%, 9/2/2050 (d)	144	153

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,220	1,285

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	263	301

Viatris, Inc.

3.85%, 6/22/2040 (d)	292	329

4.00%, 6/22/2050 (d)	203	232

Investments	Principal Amount ($000)	Value ($000)

Pharmaceuticals — continued

Zoetis, Inc. 3.00%, 5/15/2050	93	103

		5,285

Road & Rail — 0.1%

Burlington Northern Santa Fe LLC 3.05%, 2/15/2051	239	270

CSX Corp. 3.80%, 11/1/2046	241	288

Norfolk Southern Corp. 3.05%, 5/15/2050	237	259

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	586	591

Union Pacific Corp. 3.55%, 8/15/2039	345	399

		1,807

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. 4.15%, 11/15/2030	1,526	1,764

Microchip Technology, Inc. 0.97%, 2/15/2024 (d)	260	261

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (d)	370	364

		2,389

Software — 0.1%

Oracle Corp.

2.95%, 4/1/2030	643	718

3.80%, 11/15/2037	619	747

VMware, Inc. 4.70%, 5/15/2030	415	499

		1,964

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	316	354

Lowe’s Cos., Inc.

1.30%, 4/15/2028	238	240

3.70%, 4/15/2046	509	603

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	510	599

Tractor Supply Co. 1.75%, 11/1/2030	501	503

		2,299

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc.

3.45%, 2/9/2045	634	768

2.55%, 8/20/2060	334	343

Dell International LLC 6.20%, 7/15/2030 (d)	970	1,260

		2,371

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	1,267	1,296

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	41

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Corporate Bonds — continued

Tobacco — 0.0% (f)

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	482	500

3.73%, 9/25/2040	398	415

		915

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	272

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	345	407

T-Mobile USA, Inc.

2.55%, 2/15/2031 (d)	1,127	1,183

3.00%, 2/15/2041 (d)	704	730

		2,592

Total Corporate Bonds (Cost $151,448)		154,341

U.S. Treasury Obligations — 5.1%

U.S. Treasury Bonds

1.13%, 8/15/2040	10,627	10,044

1.38%, 11/15/2040	1,600	1,579

1.38%, 8/15/2050	7,000	6,541

1.63%, 11/15/2050	4,712	4,684

U.S. Treasury Notes

2.50%, 1/31/2021 (j)	9,190	9,206

0.13%, 9/30/2022	14,868	14,868

0.13%, 9/15/2023	17,627	17,613

0.25%, 8/31/2025	19,475	19,408

0.38%, 11/30/2025	7,952	7,961

0.50%, 8/31/2027	11,176	11,104

0.63%, 8/15/2030	3,828	3,730

Total U.S. Treasury Obligations (Cost $107,306)		106,738

Asset-Backed Securities — 1.2%

American Credit Acceptance Receivables Trust Series 2020-4, Class C, 1.31%, 12/14/2026 (d)	920	924

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	825	827

Series 2020-3, Class C, 1.06%, 8/18/2026	385	387

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	810	813

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	325	336

Business Jet Securities LLC Series 2020-1A, Class A, 2.98%, 11/15/2035 (d)	398	403

Investments	Principal Amount ($000)	Value ($000)
Asset-Backed Securities — continued

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	637	639

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	350	352

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.61%, 11/9/2026	470	472

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 3.04%, 12/15/2028 (d)	210	211

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (d)	1,845	1,866

Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	845	867

Flagship Credit Auto Trust Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	690	696

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (d)	750	752

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 1.18%, 12/16/2024 (d)	315	315

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	1,420	1,435

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (d)	1,180	1,206

NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	1,125	1,125

Octane Receivables Trust Series 2020-1A, Class A, 1.71%, 2/20/2025 (d)	1,119	1,122

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (d)	903	905

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	304	308

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (d)	865	869

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (d) (i)	1,024	1,026

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	570	576

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (d)	420	418

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	675	688

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	550	552

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

Investments	Principal Amount ($000)	Value ($000)
Asset-Backed Securities — continued

Upstart Securitization Trust Series 2020-3, Class A, 1.70%, 11/20/2030 (d)	1,714	1,723

Vericrest Opportunity Loan Trust Series 2020-NPL2, Class A1B, 3.67%, 2/25/2050 (d) (i)	875	875

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (d) (i)	1,272	1,274

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	325	327

Series 2020-3A, Class D, 1.65%, 2/17/2026 (d)	445	450

Total Asset-Backed Securities (Cost $24,611)		24,739

Collateralized Mortgage Obligations — 0.4%

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (d)	432	432

GNMA Series 2015-H11, Class FC, 0.69%, 5/20/2065 (b)	813	818

PRPM LLC Series 2020-5, Class A1, 3.10%, 11/25/2025 (d) (i)	837	842

Seasoned Credit Risk Transfer Trust

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,953	2,091

Series 2020-3, Class TTW, 3.00%, 5/25/2060	2,182	2,324

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (d) (i)	330	331

Total Collateralized Mortgage Obligations (Cost $6,827)		6,838

Foreign Government Securities — 0.1%

Republic of Colombia (Colombia)

4.00%, 2/26/2024	300	324

3.13%, 4/15/2031	300	318

Republic of Panama (Panama) 3.16%, 1/23/2030	300	332

Republic of Peru (Peru) 2.78%, 12/1/2060	162	163

United Mexican States (Mexico) 2.66%, 5/24/2031	1,035	1,065

Total Foreign Government Securities (Cost $2,168)		2,202

Investments	Principal Amount ($000)	Value ($000)
Commercial Mortgage-Backed Securities — 0.0% (f)

FHLMC, Multi-Family Structured Pass-Through Certificates Series K-1511, Class A1, 3.28%, 10/25/2030	828	941

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.64%, 8/25/2048 (b) (d)	50	52

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (d)	230	240

Total Commercial Mortgage-Backed Securities (Cost $1,229)		1,233

	SHARES (000)
Short-Term Investments — 9.0%

Investment Companies — 9.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (k) (Cost $189,674)	189,674	189,674

Total Investments — 106.6% (Cost $2,069,280)		2,243,389
Liabilities in Excess of Other Assets — (6.6)%		(139,040)

NET ASSETS — 100.0%		2,104,349

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	43

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.

(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the current yield as of December 31, 2020.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	124	03/2021	EUR	5,378	97
MSCI Emerging Markets E-Mini Index	250	03/2021	USD	16,097	435
Russell 2000 E-Mini Index	109	03/2021	USD	10,779	296
S&P 500 E-Mini Index	286	03/2021	USD	53,557	1,163
TOPIX Index	31	03/2021	JPY	5,433	101
U.S. Treasury 10 Year Note	1,046	03/2021	USD	144,381	183

					2,275

Short Contracts
Euro-Bund	(241)	03/2021	EUR	(52,300)	(134)

					2,141

Abbreviations

EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 46.5%

Fixed Income — 13.8%

JPMorgan Corporate Bond Fund Class R6 Shares (a)	7,553	82,479

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,484	12,320

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,488	12,323

JPMorgan High Yield Fund Class R6 Shares (a)	9,771	69,567

JPMorgan Income Fund Class R6 Shares (a)	1,243	11,726

JPMorgan Managed Income Fund Class L Shares (a)	77	775

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	13,644	134,527

Total Fixed Income		323,717

International Equity — 6.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,120	149,087

U.S. Equity — 26.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	10,772	614,859

Total Investment Companies (Cost $926,437)		1,087,663

Exchange-Traded Funds — 33.7%

Alternative Assets — 3.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	977	77,322

Fixed Income — 5.0%

JPMorgan High Yield Research Enhanced ETF (a)	1,344	69,777

JPMorgan U.S. Aggregate Bond ETF (a)	1,686	46,968

Total Fixed Income		116,745

International Equity — 19.0%

JPMorgan BetaBuilders International Equity ETF (a)	8,034	444,197

U.S. Equity — 6.4%

iShares Russell 2000 ETF	296	58,010

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	1,156	91,046

Total U.S. Equity		149,056

Total Exchange-Traded Funds (Cost $711,567)		787,320

	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 6.7%

FHLMC UMBS, 20 Year Pool # RB5085, 2.00%, 11/1/2040	337	351

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC UMBS, 30 Year

Pool # QB4026, 2.50%, 10/1/2050	2,267	2,435

Pool # QB4045, 2.50%, 10/1/2050	1,500	1,586

Pool # QB4484, 2.50%, 10/1/2050	797	856

Pool # QB4542, 2.50%, 10/1/2050	772	829

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	2,368	2,684

Pool # BQ2894, 3.00%, 9/1/2050	1,332	1,399

Pool # BQ3996, 2.50%, 10/1/2050	1,175	1,247

Pool # BQ5243, 3.50%, 10/1/2050	438	468

Pool # CA7398, 3.50%, 10/1/2050	1,630	1,761

FNMA, Other

Pool # BL8639, 1.09%, 4/1/2028	689	689

Pool # BL5457, 2.57%, 7/1/2029	780	858

Pool # BS0448, 1.27%, 12/1/2029 (b)	1,000	1,000

Pool # BL9748, 1.60%, 12/1/2029	398	409

Pool # AM8544, 3.08%, 4/1/2030	138	157

Pool # BL9045, 1.58%, 7/1/2030	1,072	1,099

Pool # BL9251, 1.45%, 10/1/2030 (c)	775	775

Pool # AN0068, 3.26%, 10/1/2030	195	222

Pool # BL9891, 1.37%, 12/1/2030 (b)	555	556

Pool # BL1187, 3.92%, 1/1/2031	260	311

Pool # BL1237, 4.15%, 1/1/2031	375	456

Pool # AN0550, 3.63%, 2/1/2031	753	887

Pool # BM3226, 3.44%, 10/1/2032 (b)	1,282	1,493

Pool # AN4430, 3.61%, 1/1/2037	674	784

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.00%, 1/25/2051 (c)	100,451	104,332

TBA, 2.00%, 2/25/2051 (c)	16,125	16,718

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,306	1,424

Pool # BR3929, 3.50%, 10/20/2050	575	637

Pool # BW1726, 3.50%, 10/20/2050	847	931

Pool # BR3928, 3.00%, 12/20/2050	895	979

Pool # BU7538, 3.00%, 12/20/2050	745	814

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (b)	974	1,072

GNMA II, Single Family, 30 Year TBA, 2.00%, 1/15/2051 (c)	5,540	5,793

Total Mortgage-Backed Securities (Cost $155,410)		156,012

Corporate Bonds — 5.8%

Aerospace & Defense — 0.2%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (d)	885	1,002

Boeing Co. (The)

1.95%, 2/1/2024	85	88

2.50%, 3/1/2025	249	259

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	45

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Aerospace & Defense — continued

2.75%, 2/1/2026	85	89

2.70%, 2/1/2027	1,496	1,556

3.45%, 11/1/2028	180	193

L3Harris Technologies, Inc. 1.80%, 1/15/2031	174	177

Leidos, Inc. 2.30%, 2/15/2031 (d)	68	69

Lockheed Martin Corp. 2.80%, 6/15/2050	273	295

Northrop Grumman Corp.

5.15%, 5/1/2040	220	304

3.85%, 4/15/2045	449	546

Raytheon Technologies Corp.

2.25%, 7/1/2030	373	396

3.75%, 11/1/2046	211	250

		5,224

Automobiles — 0.2%

General Motors Co. 6.80%, 10/1/2027	722	928

Hyundai Capital America

1.15%, 11/10/2022 (d)	945	950

2.65%, 2/10/2025 (d)	596	627

2.38%, 10/15/2027 (d)	730	753

Kia Motors Corp. (South Korea) 3.25%, 4/21/2026 (d)	250	271

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (d)	361	367

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (d)	289	310

4.35%, 9/17/2027 (d)	710	784

Volkswagen Group of America Finance LLC (Germany) 1.25%, 11/24/2025 (d)	360	363

		5,353

Banks — 1.0%

AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	665	731

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (d)	930	1,070

Banco Santander SA (Spain) 2.75%, 12/3/2030	200	206

Bank of America Corp.

4.00%, 1/22/2025	1,524	1,712

(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	511	518

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	1,230	1,400

(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	1,081	1,125

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (e)	288	315

Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (e)	385	388

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

3.65%, 3/16/2025	865	952

4.34%, 1/10/2028	265	304

BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (d) (e)	865	883

Citigroup, Inc.

3.88%, 3/26/2025	1,316	1,469

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	442	499

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	367	437

Credit Agricole SA (France) 4.38%, 3/17/2025 (d)	930	1,044

Discover Bank 3.45%, 7/27/2026	500	559

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (e)	1,080	1,098

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (e)	200	228

(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,660	1,699

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	813	956

Societe Generale SA (France)

4.25%, 4/14/2025 (d)	780	859

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	300	302

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (d) (e)	1,105	1,116

UniCredit SpA (Italy) 6.57%, 1/14/2022 (d)	350	369

Wells Fargo & Co.

4.30%, 7/22/2027	1,500	1,757

(SOFR + 2.10%), 2.39%, 6/2/2028 (e)	484	515

(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	395	430

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	50	53

		22,994

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	694	804

3.75%, 7/15/2042	1,340	1,522

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	249	282

3.80%, 5/1/2050	244	291

PepsiCo, Inc. 1.40%, 2/25/2031	176	177

		3,076

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	265	293

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — continued

3.20%, 11/21/2029	624	699

4.05%, 11/21/2039	930	1,122

4.25%, 11/21/2049	210	263

Amgen, Inc. 3.15%, 2/21/2040	429	472

Biogen, Inc.

2.25%, 5/1/2030	236	246

3.15%, 5/1/2050	202	209

Gilead Sciences, Inc.

1.65%, 10/1/2030	415	416

2.60%, 10/1/2040	253	255

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	415	409

		4,384

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	416	423

Capital Markets — 0.4%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	485	517

Charles Schwab Corp. (The)

0.90%, 3/11/2026	120	122

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (g) (h)	155	163

Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	1,015	1,173

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	795	813

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	1,293	1,483

(SOFR + 0.79%), 1.09%, 12/9/2026 (e)	1,149	1,160

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	443	511

4.75%, 10/21/2045	198	275

Morgan Stanley

5.00%, 11/24/2025	1,852	2,215

(SOFR + 0.72%), 0.99%, 12/10/2026 (e)	310	312

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	244	316

		9,060

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	267

LYB International Finance III LLC

1.25%, 10/1/2025	129	131

3.38%, 5/1/2030	185	207

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	111	153

Nutrition & Biosciences, Inc.

2.30%, 11/1/2030 (d)	574	591

3.47%, 12/1/2050 (d)	300	325

		1,674

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 3.05%, 3/1/2050	350	382

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	423	453

Consumer Finance — 0.2%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	400	420

4.63%, 10/15/2027	880	996

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (d)	260	276

5.50%, 1/15/2026 (d)	605	685

4.25%, 4/15/2026 (d)	20	22

Capital One Financial Corp. 3.80%, 1/31/2028	437	505

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (d)	575	603

4.50%, 3/15/2023 (d)	25	26

5.50%, 2/15/2024 (d)	195	213

Toyota Motor Credit Corp. 0.80%, 10/16/2025	246	248

		3,994

Diversified Financial Services — 0.1%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	965	1,151

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (d)	1,052	1,156

National Rural Utilities Cooperative Finance Corp. 1.35%, 3/15/2031	170	167

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	423	455

3.13%, 11/7/2049	215	237

		3,166

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	582	620

2.75%, 6/1/2031	777	830

3.50%, 6/1/2041	584	629

Verizon Communications, Inc.

3.15%, 3/22/2030	561	629

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	47

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

2.65%, 11/20/2040	204	206

3.85%, 11/1/2042	719	852

		3,766

Electric Utilities — 0.3%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	140	182

Baltimore Gas and Electric Co. 2.90%, 6/15/2050	142	153

Duke Energy Corp. 3.40%, 6/15/2029	403	457

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	128

Edison International 5.75%, 6/15/2027	290	347

Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	285

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (d)	865	981

Entergy Arkansas LLC 2.65%, 6/15/2051	84	86

Entergy Louisiana LLC

4.00%, 3/15/2033	166	206

2.90%, 3/15/2051	70	75

Evergy, Inc. 2.90%, 9/15/2029	441	483

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	210	245

Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	311

ITC Holdings Corp. 2.95%, 5/14/2030 (d)	136	149

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	212	237

Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	103	125

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	280	283

NRG Energy, Inc.

2.00%, 12/2/2025 (d)	105	109

2.45%, 12/2/2027 (d)	365	384

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (e)	498	498

3.45%, 7/1/2025	130	141

2.95%, 3/1/2026	80	85

3.75%, 8/15/2042 (i)	79	79

4.30%, 3/15/2045	80	85

PacifiCorp 4.15%, 2/15/2050	135	176

PPL Capital Funding, Inc. 4.00%, 9/15/2047	216	251

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	202	204

Series C, 4.13%, 3/1/2048	131	156

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Union Electric Co. 2.63%, 3/15/2051	165	172

		7,073

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	303	383

Emerson Electric Co. 2.75%, 10/15/2050	213	224

		607

Energy Equipment & Services — 0.0% (f)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	295	331

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	296	336

		667

Entertainment — 0.0% (f)

Walt Disney Co. (The)

2.65%, 1/13/2031	386	423

3.50%, 5/13/2040	371	435

		858

Equity Real Estate Investment Trusts (REITs) — 0.3%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	437	500

American Tower Corp.

1.50%, 1/31/2028	185	186

1.88%, 10/15/2030	1,039	1,048

2.95%, 1/15/2051	224	224

Crown Castle International Corp. 3.10%, 11/15/2029	429	472

CubeSmart LP 2.00%, 2/15/2031	505	506

Digital Realty Trust LP 3.70%, 8/15/2027	397	456

Equinix, Inc. 1.55%, 3/15/2028	314	319

Federal Realty Investment Trust 1.25%, 2/15/2026	222	226

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	414	414

Healthpeak Properties, Inc. 2.88%, 1/15/2031	429	462

Mid-America Apartments LP 3.60%, 6/1/2027	380	430

Realty Income Corp. 1.80%, 3/15/2033	275	276

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	565	622

UDR, Inc.

2.10%, 8/1/2032	416	424

1.90%, 3/15/2033	65	65

WP Carey, Inc.

4.25%, 10/1/2026	135	155

2.40%, 2/1/2031	163	169

		6,954

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food & Staples Retailing — 0.1%

Alimentation Couche-Tard, Inc. (Canada) 2.95%, 1/25/2030 (d)	429	469

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	120	132

Kroger Co. (The) 3.95%, 1/15/2050	222	269

Sysco Corp. 2.40%, 2/15/2030	603	627

		1,497

Food Products — 0.1%

Conagra Brands, Inc. 1.38%, 11/1/2027	404	407

Mondelez International, Inc. 1.88%, 10/15/2032	281	285

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	443	469

Tyson Foods, Inc. 3.55%, 6/2/2027	309	353

		1,514

Gas Utilities — 0.0% (f)

Atmos Energy Corp. 1.50%, 1/15/2031	269	269

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	204

		473

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 1.40%, 6/30/2030	88	90

Becton Dickinson and Co.

4.67%, 6/6/2047	73	96

3.79%, 5/20/2050	216	256

Boston Scientific Corp.

4.00%, 3/1/2029	148	174

4.55%, 3/1/2039	137	175

Danaher Corp. 2.60%, 10/1/2050	203	210

DH Europe Finance II SARL 3.25%, 11/15/2039	119	135

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	431	488

		1,624

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	422	448

Banner Health 1.90%, 1/1/2031	288	293

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	187

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	225

CommonSpirit Health

1.55%, 10/1/2025	75	77

2.78%, 10/1/2030	170	180

3.91%, 10/1/2050	75	83

CVS Health Corp.

3.25%, 8/15/2029	385	434

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

1.88%, 2/28/2031	744	752

4.88%, 7/20/2035	205	266

2.70%, 8/21/2040	414	418

HCA, Inc. 5.25%, 6/15/2026	968	1,145

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	171

MidMichigan Health Series 2020, 3.41%, 6/1/2050	45	50

MultiCare Health System 2.80%, 8/15/2050	132	137

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	173

Quest Diagnostics, Inc. 2.80%, 6/30/2031	339	372

UnitedHealth Group, Inc. 2.75%, 5/15/2040	314	340

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	351

		6,102

Hotels, Restaurants & Leisure — 0.0% (f)

Starbucks Corp. 3.35%, 3/12/2050	214	239

Household Durables — 0.0% (f)

DR Horton, Inc. 1.40%, 10/15/2027	506	507

Household Products — 0.0% (f)

Kimberly-Clark Corp. 3.70%, 6/1/2043	297	370

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (d)	670	677

Exelon Generation Co. LLC 3.25%, 6/1/2025	892	974

Southern Power Co. 5.15%, 9/15/2041	230	283

		1,934

Industrial Conglomerates — 0.0% (f)

General Electric Co. 3.45%, 5/1/2027	429	484

Roper Technologies, Inc. 1.75%, 2/15/2031	415	413

		897

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	296	339

4.38%, 6/30/2050	222	290

Athene Global Funding 2.75%, 6/25/2024 (d)	313	331

Berkshire Hathaway Finance Corp.

1.45%, 10/15/2030	255	258

2.85%, 10/15/2050	214	229

Brown & Brown, Inc. 2.38%, 3/15/2031	422	441

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	316	349

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	49

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

MassMutual Global Funding II 1.55%, 10/9/2030 (d)	260	260

New York Life Insurance Co. 3.75%, 5/15/2050 (d)	438	523

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	429	467

		3,487

IT Services — 0.0% (f)

Global Payments, Inc. 3.20%, 8/15/2029	136	151

International Business Machines Corp. 4.00%, 6/20/2042	725	897

		1,048

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	259	293

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	294	319

Media — 0.2%

Charter Communications Operating LLC

2.80%, 4/1/2031	782	826

3.70%, 4/1/2051	467	484

Comcast Corp.

1.50%, 2/15/2031	1,226	1,217

3.25%, 11/1/2039	380	431

2.80%, 1/15/2051	449	467

Cox Communications, Inc.

1.80%, 10/1/2030 (d)	248	248

2.95%, 10/1/2050 (d)	205	209

Discovery Communications LLC 3.63%, 5/15/2030	379	434

ViacomCBS, Inc.

4.00%, 1/15/2026	229	262

4.38%, 3/15/2043	243	286

		4,864

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	295	321

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	346	353

Steel Dynamics, Inc. 1.65%, 10/15/2027	275	283

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	290	322

		1,279

Multiline Retail — 0.0% (f)

Dollar General Corp. 4.13%, 4/3/2050	220	278

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — 0.0% (f)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051 (d)	204	209

Consumers Energy Co. 3.25%, 8/15/2046	102	116

WEC Energy Group, Inc. 1.38%, 10/15/2027	236	240

		565

Oil, Gas & Consumable Fuels — 0.4%

Boardwalk Pipelines LP 4.45%, 7/15/2027	185	207

BP Capital Markets America, Inc.

3.63%, 4/6/2030	659	766

2.77%, 11/10/2050	208	206

Chevron Corp. 2.98%, 5/11/2040	430	475

Cimarex Energy Co. 3.90%, 5/15/2027	140	154

Concho Resources, Inc. 3.75%, 10/1/2027	216	247

Diamondback Energy, Inc. 3.25%, 12/1/2026	346	369

Enbridge, Inc. (Canada) 3.13%, 11/15/2029	429	471

Enterprise Products Operating LLC 4.45%, 2/15/2043	317	384

Exxon Mobil Corp. 3.00%, 8/16/2039	643	695

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	500	515

HollyFrontier Corp. 2.63%, 10/1/2023	202	206

Magellan Midstream Partners LP 3.95%, 3/1/2050	154	174

MPLX LP

2.65%, 8/15/2030	410	430

4.50%, 4/15/2038	226	258

Noble Energy, Inc. 3.25%, 10/15/2029	250	287

ONEOK, Inc. 2.20%, 9/15/2025	265	276

Phillips 66 Partners LP 3.55%, 10/1/2026	214	234

Pioneer Natural Resources Co. 1.90%, 8/15/2030	281	278

Plains All American Pipeline LP 4.65%, 10/15/2025	556	622

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	438	511

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	203	227

Sunoco Logistics Partners Operations LP 3.90%, 7/15/2026	643	704

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	400	428

Total Capital International SA (France) 2.99%, 6/29/2041	429	469

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	438	517

		10,110

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom)

1.38%, 8/6/2030	129	127

6.45%, 9/15/2037	50	77

2.13%, 8/6/2050	223	208

Bristol-Myers Squibb Co.

1.13%, 11/13/2027	85	86

3.40%, 7/26/2029	316	368

4.13%, 6/15/2039	265	337

2.35%, 11/13/2040	457	470

Merck & Co., Inc. 2.35%, 6/24/2040	312	323

Pfizer, Inc. 3.90%, 3/15/2039	177	222

Royalty Pharma plc

1.75%, 9/2/2027 (d)	84	86

3.30%, 9/2/2040 (d)	225	236

3.55%, 9/2/2050 (d)	129	138

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	1,122

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	260

Viatris, Inc.

3.85%, 6/22/2040 (d)	252	284

4.00%, 6/22/2050 (d)	181	207

Zoetis, Inc. 3.00%, 5/15/2050	83	91

		4,642

Road & Rail — 0.1%

Burlington Northern Santa Fe LLC 3.05%, 2/15/2051	217	245

CSX Corp. 3.80%, 11/1/2046	219	262

Norfolk Southern Corp. 3.05%, 5/15/2050	215	235

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	510	514

Union Pacific Corp. 3.55%, 8/15/2039	297	344

		1,600

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. 4.15%, 11/15/2030	1,340	1,549

Microchip Technology, Inc. 0.97%, 2/15/2024 (d)	235	236

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (d)	350	344

		2,129

Software — 0.1%

Oracle Corp.

2.95%, 4/1/2030	560	626

3.80%, 11/15/2037	540	651

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued

VMware, Inc. 4.70%, 5/15/2030	364	438

		1,715

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	288	323

Lowe’s Cos., Inc.

1.30%, 4/15/2028	236	238

3.70%, 4/15/2046	438	518

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	449	528

Tractor Supply Co. 1.75%, 11/1/2030	436	438

		2,045

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc.

3.45%, 2/9/2045	548	664

2.55%, 8/20/2060	301	309

Dell International LLC 6.20%, 7/15/2030 (d)	850	1,104

		2,077

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	1,114	1,140

Tobacco — 0.0% (f)

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	416	432

3.73%, 9/25/2040	346	360

		792

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	239

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	303	358

T-Mobile USA, Inc.

2.55%, 2/15/2031 (d)	988	1,037

3.00%, 2/15/2041 (d)	613	636

		2,270

Total Corporate Bonds (Cost $133,356)		135,918

U.S. Treasury Obligations — 4.1%

U.S. Treasury Bonds

1.13%, 8/15/2040	9,492	8,971

1.38%, 11/15/2040	1,400	1,382

1.38%, 8/15/2050	6,145	5,742

1.63%, 11/15/2050	4,678	4,650

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	51

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

U.S. Treasury Notes

2.50%, 1/31/2021 (j)	10,208	10,225

0.13%, 9/30/2022	12,699	12,699

0.13%, 9/15/2023	15,560	15,548

0.25%, 8/31/2025	17,482	17,422

0.38%, 11/30/2025	7,103	7,111

0.50%, 8/31/2027	9,974	9,909

0.63%, 8/15/2030	3,445	3,357

Total U.S. Treasury Obligations (Cost $97,531)		97,016

Asset-Backed Securities — 0.9%

American Credit Acceptance Receivables Trust Series 2020-4, Class C, 1.31%, 12/14/2026 (d)	820	823

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	735	737

Series 2020-3, Class C, 1.06%, 8/18/2026	340	341

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	725	727

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	290	300

Business Jet Securities LLC Series 2020-1A, Class A, 2.98%, 11/15/2035 (d)	354	359

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	566	568

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	315	317

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.61%, 11/9/2026	430	432

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 3.04%, 12/15/2028 (d)	190	191

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (d)	1,645	1,663

Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	750	770

Flagship Credit Auto Trust Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	610	615

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (d)	670	672

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 1.18%, 12/16/2024 (d)	285	285

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	1,264	1,277

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (d)	1,055	1,079

NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	1,010	1,010

Octane Receivables Trust Series 2020-1A, Class A, 1.71%, 2/20/2025 (d)	1,017	1,019

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (d)	801	803

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	269	272

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (d)	765	769

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (d) (i)	914	916

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	515	520

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (d)	380	379

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	600	612

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	485	487

Upstart Securitization Trust Series 2020-3, Class A, 1.70%, 11/20/2030 (d)	1,530	1,537

Vericrest Opportunity Loan Trust Series 2020-NPL2, Class A1B, 3.67%, 2/25/2050 (d) (i)	775	775

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (d) (i)	1,134	1,136

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	285	286

Series 2020-3A, Class D, 1.65%, 2/17/2026 (d)	400	405

Total Asset-Backed Securities (Cost $21,967)		22,082

Collateralized Mortgage Obligations — 0.3%

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (d)	386	386

GNMA Series 2015-H11, Class FC, 0.69%, 5/20/2065 (b)	722	727

PRPM LLC Series 2020-5, Class A1, 3.10%, 11/25/2025 (d) (i)	744	748

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Collateralized Mortgage Obligations — continued

Seasoned Credit Risk Transfer Trust

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,758	1,882

Series 2020-3, Class TTW, 3.00%, 5/25/2060	1,945	2,072

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (d) (i)	290	291

Total Collateralized Mortgage Obligations (Cost $6,095)		6,106

Foreign Government Securities — 0.1%

Republic of Colombia (Colombia)

4.00%, 2/26/2024	300	324

3.13%, 4/15/2031	300	318

Republic of Panama (Panama) 3.16%, 1/23/2030	300	332

Republic of Peru (Peru) 2.78%, 12/1/2060	147	148

United Mexican States (Mexico) 2.66%, 5/24/2031	905	931

Total Foreign Government Securities (Cost $2,023)		2,053

Commercial Mortgage-Backed Securities — 0.0% (f)

FHLMC, Multi-Family Structured Pass-Through Certificates Series K-1511, Class A1, 3.28%, 10/25/2030	736	836

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.64%, 8/25/2048 (b) (d)	40	42

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (d)	215	224

Total Commercial Mortgage-Backed Securities (Cost $1,099)		1,102

	SHARES (000)
Short-Term Investments — 7.5%

Investment Companies — 7.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (k) (Cost $175,124)	175,124	175,124

Total Investments — 105.6% (Cost $2,230,609)		2,470,396
Liabilities in Excess of Other Assets — (5.6)%		(130,721)

NET ASSETS — 100.0%		2,339,675

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the current yield as of December 31, 2020.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	53

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	139	03/2021	EUR	6,028	108
MSCI Emerging Markets E-Mini Index	281	03/2021	USD	18,094	489
Russell 2000 E-Mini Index	122	03/2021	USD	12,065	334
S&P 500 E-Mini Index	320	03/2021	USD	59,924	1,304
TOPIX Index	34	03/2021	JPY	5,959	111
U.S. Treasury 10 Year Note	1,032	03/2021	USD	142,448	155

					2,501

Short Contracts
Euro-Bund	(270)	03/2021	EUR	(58,594)	(154)

					2,347

Abbreviations

EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 63.6%

Fixed Income — 24.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	8,354	102,665

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	24,645	214,904

JPMorgan Corporate Bond Fund Class R6 Shares (a)	6,509	71,074

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	915	7,597

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	918	7,599

JPMorgan High Yield Fund Class R6 Shares (a)	14,315	101,920

JPMorgan Managed Income Fund Class L Shares (a)	60	606

Total Fixed Income		506,365

International Equity — 7.6%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,442	155,833

U.S. Equity — 31.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	11,185	638,466

Total Investment Companies (Cost $1,141,390)		1,300,664

Exchange-Traded Funds — 34.3%

Alternative Assets — 3.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	1,013	80,209

Fixed Income — 0.5%

JPMorgan U.S. Aggregate Bond ETF (a)	361	10,055

International Equity — 22.3%

JPMorgan BetaBuilders International Equity ETF (a)	8,236	455,391

U.S. Equity — 7.6%

iShares Russell 2000 ETF	315	61,696

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	1,177	92,699

Total U.S. Equity		154,395

Total Exchange-Traded Funds (cost $630,190)		700,050

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $7,445)	7,439	7,452

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $44,898)	44,898	44,898

Total Investments — 100.5% (Cost $1,823,923)		2,053,064
Liabilities in Excess of Other Assets — (0.5)%		(9,947)

NET ASSETS — 100.0%		2,043,117

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	55

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	120	03/2021	EUR	5,204	92
MSCI Emerging Markets E-Mini Index	242	03/2021	USD	15,582	420
Russell 2000 E-Mini Index	106	03/2021	USD	10,483	284
S&P 500 E-Mini Index	276	03/2021	USD	51,685	1,117
TOPIX Index	30	03/2021	JPY	5,257	96
U.S. Treasury 10 Year Note	434	03/2021	USD	59,906	79

					2,088

Short Contracts
Euro-Bund	(233)	03/2021	EUR	(50,564)	(111)

					1,977

Abbreviations
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 59.5%

Fixed Income — 15.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,579	56,279

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,947	104,174

JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,467	37,857

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	632	5,249

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	611	5,062

JPMorgan High Yield Fund Class R6 Shares (a)	11,609	82,658

JPMorgan Managed Income Fund Class L Shares (a)	618	6,209

Total Fixed Income		297,488

International Equity — 8.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,576	158,634

U.S. Equity — 35.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	11,555	659,532

Total Investment Companies (Cost $954,863)		1,115,654

Exchange-Traded Funds — 38.7%

Alternative Assets — 4.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	1,080	85,510

Fixed Income — 0.5%

JPMorgan U.S. Aggregate Bond ETF (a)	337	9,373

International Equity — 25.1%

JPMorgan BetaBuilders International Equity ETF (a)	8,504	470,196

U.S. Equity — 8.5%

iShares Russell 2000 ETF	331	64,831

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	1,205	94,970

Total U.S. Equity		159,801

Total Exchange-Traded Funds (Cost $649,024)		724,880

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $6,934)	6,929	6,941

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $30,956)	30,956	30,956

Total Investments — 100.2% (Cost $1,641,777)		1,878,431
Liabilities in Excess of Other Assets — (0.2)%		(4,361)

NET ASSETS — 100.0%		1,874,070

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	57

JPMorgan SmartRetirement® Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	112	03/2021	EUR	4,857	86
MSCI Emerging Markets E-Mini Index	225	03/2021	USD	14,488	391
Russell 2000 E-Mini Index	98	03/2021	USD	9,692	264
S&P 500 E-Mini Index	257	03/2021	USD	48,126	1,042
TOPIX Index	28	03/2021	JPY	4,907	92
U.S. Treasury 10 Year Note	407	03/2021	USD	56,179	59

					1,934

Short Contracts
Euro-Bund	(217)	03/2021	EUR	(47,092)	(93)

					1,841

Abbreviations
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 56.2%

Fixed Income — 8.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,736	21,336

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,929	25,544

JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,312	14,327

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	329	2,727

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	312	2,586

JPMorgan High Yield Fund Class R6 Shares (a)	7,422	52,844

JPMorgan Managed Income Fund Class L Shares (a)	42	424

Total Fixed Income		119,788

International Equity — 9.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,291	131,739

U.S. Equity — 38.6%

JPMorgan Equity Index Fund Class R6 Shares (a)	9,627	549,496

Total Investment Companies (Cost $673,048)		801,023

Exchange-Traded Funds — 42.0%

Alternative Assets — 4.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	888	70,300

Fixed Income — 0.5%

JPMorgan U.S. Aggregate Bond ETF (a)	255	7,094

International Equity — 27.3%

JPMorgan BetaBuilders International Equity ETF (a)	7,037	389,050

U.S. Equity — 9.3%

iShares Russell 2000 ETF	270	52,936

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	1,003	79,056

Total U.S. Equity		131,992

Total Exchange-Traded Funds (Cost $538,652)		598,436

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $5,261)	5,257	5,266

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $31,064)	31,064	31,064

Total Investments — 100.8% (Cost $1,248,025)		1,435,789
Liabilities in Excess of Other Assets — (0.8)%		(11,035)

NET ASSETS — 100.0%		1,424,754

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	59

JPMorgan SmartRetirement® Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	85	03/2021	EUR	3,686	65
MSCI Emerging Markets E-Mini Index	171	03/2021	USD	11,011	297
Russell 2000 E-Mini Index	74	03/2021	USD	7,318	199
S&P 500 E-Mini Index	195	03/2021	USD	36,516	789
TOPIX Index	21	03/2021	JPY	3,680	69
U.S. Treasury 10 Year Note	307	03/2021	USD	42,376	61

					1,480

Short Contracts
Euro-Bund	(164)	03/2021	EUR	(35,590)	(63)

					1,417

Abbreviations
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 56.5%

Fixed Income — 8.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,340	16,464

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,260	19,711

JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,012	11,055

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	254	2,105

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	241	1,995

JPMorgan High Yield Fund Class R6 Shares (a)	5,727	40,777

JPMorgan Managed Income Fund Class L Shares (a)	198	1,990

Total Fixed Income		94,097

International Equity — 9.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,798	100,470

U.S. Equity — 38.6%

JPMorgan Equity Index Fund Class R6 Shares (a)	7,385	421,511

Total Investment Companies (Cost $513,855)		616,078

Exchange-Traded Funds — 42.2%

Alternative Assets — 4.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	665	52,597

Fixed Income — 0.5%

JPMorgan U.S. Aggregate Bond ETF (a)	197	5,474

International Equity — 27.4%

JPMorgan BetaBuilders International Equity ETF (a)	5,403	298,723

U.S. Equity — 9.5%

iShares Russell 2000 ETF	219	42,842

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	773	60,913

Total U.S. Equity		103,755

Total Exchange-Traded Funds (Cost $413,042)		460,549

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $4,795)	4,791	4,799

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $22,213)	22,213	22,213

Total Investments — 101.1% (Cost $953,905)		1,103,639
Liabilities in Excess of Other Assets — (1.1)%		(12,241)

NET ASSETS — 100.0%		1,091,398

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	61

JPMorgan SmartRetirement® Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	65	03/2021	EUR	2,819	51
MSCI Emerging Markets E-Mini Index	132	03/2021	USD	8,500	230
Russell 2000 E-Mini Index	57	03/2021	USD	5,637	155
S&P 500 E-Mini Index	150	03/2021	USD	28,089	611
TOPIX Index	16	03/2021	JPY	2,804	54
U.S. Treasury 10 Year Note	242	03/2021	USD	33,404	47

					1,148

Short Contracts
Euro-Bund	(127)	03/2021	EUR	(27,561)	(56)

					1,092

Abbreviations
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 57.1%

Fixed Income — 8.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	691	8,488

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,165	10,162

JPMorgan Corporate Bond Fund Class R6 Shares (a)	522	5,699

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	131	1,085

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	124	1,029

JPMorgan High Yield Fund Class R6 Shares (a)	2,953	21,023

JPMorgan Managed Income Fund Class L Shares (a)	18	179

Total Fixed Income		47,665

International Equity — 9.5%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,544	53,279

U.S. Equity — 39.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	3,840	219,209

Total Investment Companies (cost $265,304)		320,153

Exchange-Traded Funds — 42.6%

Alternative Assets — 5.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	353	27,966

Fixed Income — 0.5%

JPMorgan U.S. Aggregate Bond ETF (a)	101	2,822

International Equity — 27.7%

JPMorgan BetaBuilders International Equity ETF (a)	2,811	155,431

U.S. Equity — 9.4%

iShares Russell 2000 ETF	107	20,994

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	402	31,681

Total U.S. Equity		52,675

Total Exchange-Traded Funds (cost $211,980)		238,894

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $2,718)	2,715	2,719

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $11,608)	11,608	11,608

Total Investments — 102.3% (Cost $491,610)		573,374
Liabilities in Excess of Other Assets — (2.3)%		(13,088)

NET ASSETS — 100.0%		560,286

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	63

JPMorgan SmartRetirement® Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	34	03/2021	EUR	1,475	27
MSCI Emerging Markets E-Mini Index	68	03/2021	USD	4,378	119
Russell 2000 E-Mini Index	30	03/2021	USD	2,967	83
S&P 500 E-Mini Index	77	03/2021	USD	14,419	317
TOPIX Index	8	03/2021	JPY	1,402	27
U.S. Treasury 10 Year Note	121	03/2021	USD	16,702	24
					597

Short Contracts
Euro-Bund	(65)	03/2021	EUR	(14,106)	(35)

					562

Abbreviations
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 56.1%

Fixed Income — 8.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	166	2,037

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	280	2,438

JPMorgan Corporate Bond Fund Class R6 Shares (a)	125	1,368

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	31	260

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	30	247

JPMorgan High Yield Fund Class R6 Shares (a)	709	5,045

JPMorgan Managed Income Fund Class L Shares (a)	16	160

Total Fixed Income		11,555

International Equity — 9.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	615	12,882

U.S. Equity — 38.6%

JPMorgan Equity Index Fund Class R6 Shares (a)	945	53,921

Total Investment Companies (cost $66,812)		78,358

Exchange-Traded Funds — 42.1%

Alternative Assets — 4.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	87	6,922

Fixed Income — 0.5%

JPMorgan U.S. Aggregate Bond ETF (a)	24	677

International Equity — 27.4%

JPMorgan BetaBuilders International Equity ETF (a)	693	38,317

U.S. Equity — 9.3%

iShares Russell 2000 ETF	26	5,075

JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	100	7,902

Total U.S. Equity		12,977

Total Exchange-Traded Funds (cost $52,874)		58,893

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 0.8%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $1,073)	1,071	1,072

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $3,163)	3,163	3,163

Total Investments — 101.2% (Cost $123,922)		141,486
Liabilities in Excess of Other Assets — (1.2)%		(1,740)

NET ASSETS — 100.0%		139,746

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	65

JPMorgan SmartRetirement® Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

EURO STOXX 50 Index	8	03/2021	EUR	347	6

MSCI Emerging Markets E-Mini Index	16	03/2021	USD	1,030	28

Russell 2000 E-Mini Index	7	03/2021	USD	692	20

S&P 500 E-Mini Index	19	03/2021	USD	3,558	76

TOPIX Index	2	03/2021	JPY	351	7

U.S. Treasury 10 Year Note	31	03/2021	USD	4,279	6

					143

Short Contracts

Euro-Bund	(16)	03/2021	EUR	(3,472)	(5)

					138

Abbreviations
EUR	Euro
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$222,006	$447,524	$514,206
Investments in affiliates, at value	583,960	1,166,776	1,729,183
Cash	1	—	2
Receivables:
Investment securities sold	8,823	16,572	21,676
Investment securities sold — delayed delivery securities	2,055	4,017	5,026
Fund shares sold	964	473	1,240
Interest from non-affiliates	549	1,144	1,454
Dividends from affiliates	217	418	485
Variation margin on futures contracts	368	792	1,285
Due from adviser	41	49	43

Total Assets	818,984	1,637,765	2,274,600

LIABILITIES:
Payables:
Due to custodian	—	42	—
Distributions	38	71	123
Investment securities purchased	49	3,537	9,136
Investment securities purchased — delayed delivery securities	66,373	121,678	149,717
Fund shares redeemed	4,447	10,534	11,052
Accrued liabilities:
Administration fees	29	62	88
Distribution fees	2	9	10
Service fees	5	15	21
Custodian and accounting fees	4	3	1
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Other	83	71	102

Total Liabilities	71,031	136,023	170,251

Net Assets	$747,953	$1,501,742	$2,104,349

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$695,513	$1,397,573	$1,917,308
Total distributable earnings (loss)	52,440	104,169	187,041

Total Net Assets	$747,953	$1,501,742	$2,104,349

Net Assets:
Class I	$6,411	$12,460	$21,324
Class R2	58	28	1,310
Class R3	8,061	40,036	43,177
Class R4	1,609	3,017	8,306
Class R5	23,462	38,225	71,801
Class R6	708,352	1,407,976	1,958,431

Total	$747,953	$1,501,742	$2,104,349

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	339	586	918
Class R2	3	1	56
Class R3	427	1,887	1,860
Class R4	85	142	357
Class R5	1,243	1,798	3,088
Class R6	37,499	66,220	84,215

Net Asset Value (a):
Class I — Offering and redemption price per share	$18.88	$21.25	$23.24
Class R2 — Offering and redemption price per share	18.87	21.28	23.22
Class R3 — Offering and redemption price per share	18.88	21.22	23.21
Class R4 — Offering and redemption price per share	18.89	21.27	23.27
Class R5 — Offering and redemption price per share	18.88	21.26	23.25
Class R6 — Offering and redemption price per share	18.89	21.26	23.26

Cost of investments in non-affiliates	$214,173	$431,362	$501,994
Cost of investments in affiliates	541,088	1,082,148	1,567,286

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	69

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$478,299	$69,148	$71,772
Investments in affiliates, at value	1,992,097	1,983,916	1,806,659
Cash	44	1	1
Receivables:
Investment securities sold	21,841	17,206	12,780
Investment securities sold — delayed delivery securities	4,493	—	—
Fund shares sold	1,018	1,757	920
Interest from non-affiliates	1,310	78	72
Dividends from affiliates	475	152	157
Variation margin on futures contracts	1,191	1,251	956
Due from adviser	15	75	36

Total Assets	2,500,783	2,073,584	1,893,353

LIABILITIES:
Payables:
Distributions	104	201	90
Investment securities purchased	7,526	17,456	3,779
Investment securities purchased — delayed delivery securities	133,111	—	—
Fund shares redeemed	20,145	12,584	15,229
Accrued liabilities:
Administration fees	100	84	78
Distribution fees	13	8	7
Service fees	27	18	15
Custodian and accounting fees	—	3	3
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Other	81	112	81

Total Liabilities	161,108	30,467	19,283

Net Assets	$2,339,675	$2,043,117	$1,874,070

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$2,085,307	$1,797,727	$1,627,149
Total distributable earnings (loss)	254,368	245,390	246,921

Total Net Assets	$2,339,675	$2,043,117	$1,874,070

Net Assets:
Class I	$19,777	$13,714	$7,331
Class R2	383	696	118
Class R3	61,384	35,484	35,710
Class R4	10,378	8,794	8,024
Class R5	91,577	64,688	51,353
Class R6	2,156,176	1,919,741	1,771,534

Total	$2,339,675	$2,043,117	$1,874,070

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	792	515	267
Class R2	15	26	4
Class R3	2,466	1,336	1,302
Class R4	416	330	292
Class R5	3,670	2,430	1,868
Class R6	86,365	72,092	64,433

Net Asset Value (a):
Class I — Offering and redemption price per share	$24.96	$26.61	$27.50
Class R2 — Offering and redemption price per share	25.02	26.61	27.49
Class R3 — Offering and redemption price per share	24.89	26.56	27.42
Class R4 — Offering and redemption price per share	24.98	26.64	27.50
Class R5 — Offering and redemption price per share	24.95	26.63	27.49
Class R6 — Offering and redemption price per share	24.97	26.63	27.49

Cost of investments in non-affiliates	$461,612	$57,692	$58,219
Cost of investments in affiliates	1,768,997	1,766,231	1,583,558

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	71

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$58,202	$47,641	$23,713		$6,147
Investments in affiliates, at value	1,377,587	1,055,998	549,661		135,339
Cash	1	1	—	(a)	—	(a)
Receivables:
Investment securities sold	7,835	5,315	3,425		550
Fund shares sold	876	833	750		396
Interest from non-affiliates	55	50	28		11
Dividends from affiliates	127	99	51		13
Variation margin on futures contracts	926	629	288		108
Due from adviser	7	9	9		11

Total Assets	1,445,616	1,110,575	577,925		142,575

LIABILITIES:
Payables:
Distributions	113	73	57		9
Investment securities purchased	5,466	4,641	2,241		918
Fund shares redeemed	15,130	14,320	15,218		1,862
Accrued liabilities:
Administration fees	57	43	20		—	(a)
Distribution fees	4	3	1		—	(a)
Service fees	11	8	5		1
Custodian and accounting fees	5	6	5		6
Trustees’ and Chief Compliance Officer’s fees	1	1	2		2
Other	75	82	90		31

Total Liabilities	20,862	19,177	17,639		2,829

Net Assets	$1,424,754	$1,091,398	$560,286		$139,746

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$1,230,198	$937,489	$475,941	$121,196
Total distributable earnings (loss)	194,556	153,909	84,345	18,550

Total Net Assets	$1,424,754	$1,091,398	$560,286	$139,746

Net Assets:
Class I	$7,945	$3,982	$2,653	$367
Class R2	50	142	206	35
Class R3	19,535	13,463	5,177	1,675
Class R4	6,103	6,717	4,379	200
Class R5	43,907	37,091	26,864	5,415
Class R6	1,347,214	1,030,003	521,007	132,054

Total	$1,424,754	$1,091,398	$560,286	$139,746

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	285	143	96	17
Class R2	2	5	7	2
Class R3	702	484	188	78
Class R4	219	241	158	9
Class R5	1,574	1,332	972	254
Class R6	48,252	36,957	18,835	6,182

Net Asset Value (a):
Class I — Offering and redemption price per share	$27.89	$27.88	$27.65	$21.38
Class R2 — Offering and redemption price per share	27.88	27.85	27.64	21.37
Class R3 — Offering and redemption price per share	27.82	27.82	27.57	21.33
Class R4 — Offering and redemption price per share	27.89	27.86	27.63	21.40
Class R5 — Offering and redemption price per share	27.90	27.85	27.64	21.35
Class R6 — Offering and redemption price per share	27.92	27.87	27.66	21.36

Cost of investments in non-affiliates	$48,155	$39,686	$19,316	$5,333
Cost of investments in affiliates	1,199,870	914,219	472,294	118,589

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	73

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$319		$706	$923
Dividend income from non-affiliates	358		779	365
Dividend income from affiliates	5,791		11,118	16,615

Total investment income	6,468		12,603	17,903

EXPENSES:
Investment advisory fees	610		1,169	1,607
Administration fees	214		412	568
Distribution fees:
Class R2	—	(a)	— (a)	3
Class R3	10		49	51
Service fees:
Class I	8		15	25
Class R2	—	(a)	— (a)	1
Class R3	10		49	51
Class R4	2		6	11
Class R5	12		20	38
Custodian and accounting fees	14		19	25
Interest expense to affiliates	—	(a)	— (a)	— (a)
Professional fees	22		24	26
Trustees’ and Chief Compliance Officer’s fees	14		15	16
Printing and mailing costs	6		10	13
Registration and filing fees	59		54	71
Transfer agency fees (See Note 2.I.)	7		8	11
Other	14		23	30

Total expenses	1,002		1,873	2,547

Less fees waived	(702)		(1,302)	(1,785)
Less expense reimbursements	(179)		(274)	(201)

Net expenses	121		297	561

Net investment income (loss)	6,347		12,306	17,342

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,927		6,087	6,972
Investments in affiliates	7,746		15,762	21,817
Futures contracts	4,782		10,389	19,151
Foreign currency transactions	35		37	106

Net realized gain (loss)	15,490		32,275	48,046

Distributions of capital gains received from investment company non-affiliates	—	(a)	—	— (a)
Distributions of capital gains received from investment company affiliates	727		1,414	1,739
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,033		13,091	10,987
Investments in affiliates	28,450		58,311	123,027
Futures contracts	(264)		(691)	(165)
Foreign currency translations	5		(6)	(5)

Change in net unrealized appreciation/depreciation	34,224		70,705	133,844

Net realized/unrealized gains (losses)	50,441		104,394	183,629

Change in net assets resulting from operations	$56,788		$116,700	$200,971

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$840	$73		$71
Dividend income from non-affiliates	508	505		528
Dividend income from affiliates	19,057	17,892		16,555

Total investment income	20,405	18,470		17,154

EXPENSES:
Investment advisory fees	1,821	1,466		1,389
Administration fees	643	520		492
Distribution fees:
Class R2	1	1		— (a)
Class R3	72	40		39
Service fees:
Class I	23	16		8
Class R2	— (a)	—	(a)	— (a)
Class R3	72	40		39
Class R4	15	13		12
Class R5	44	32		24
Custodian and accounting fees	28	23		22
Interest expense to affiliates	— (a)	—	(a)	— (a)
Professional fees	27	25		25
Trustees’ and Chief Compliance Officer’s fees	16	15		15
Printing and mailing costs	15	12		16
Registration and filing fees	51	67		53
Transfer agency fees (See Note 2.I.)	11	10		10
Other	31	27		25

Total expenses	2,870	2,307		2,169

Less fees waived	(1,962)	(1,628)		(1,383)
Less expense reimbursements	(8)	(24)		(6)

Net expenses	900	655		780

Net investment income (loss)	19,505	17,815		16,374

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,475	8,786		10,953
Investments in affiliates	18,410	473		869
Futures contracts	21,361	18,394		18,204
Foreign currency transactions	108	97		48

Net realized gain (loss)	51,354	27,750		30,074

Distributions of capital gains received from investment company non-affiliates	— (a)	—	(a)	—
Distributions of capital gains received from investment company affiliates	1,516	5,265		2,812
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	10,720	9,811		8,840
Investments in affiliates	180,252	180,490		190,693
Futures contracts	(133)	197		(60)
Foreign currency translations	(42)	8		(4)

Change in net unrealized appreciation/depreciation	190,797	190,506		199,469

Net realized/unrealized gains (losses)	243,667	223,521		232,355

Change in net assets resulting from operations	$263,172	$241,336		$248,729

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	75

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$52		$48		$23		$7
Dividend income from non-affiliates	444		320		188		41
Dividend income from affiliates	12,261		9,672		5,137		1,204

Total investment income	12,757		10,040		5,348		1,252

EXPENSES:
Investment advisory fees	1,023		832		455		103
Administration fees	363		295		161		37
Distribution fees:
Class R2	—	(a)	—	(a)	—	(a)	—	(a)
Class R3	22		15		5		2
Service fees:
Class I	9		5		3		—	(a)
Class R2	—	(a)	—	(a)	—	(a)	—	(a)
Class R3	22		15		5		2
Class R4	9		9		5		—	(a)
Class R5	21		17		12		2
Custodian and accounting fees	16		15		14		15
Interest expense to affiliates	—	(a)	—	(a)	—	(a)	—
Professional fees	23		23		22		20
Trustees’ and Chief Compliance Officer’s fees	15		15		14		14
Printing and mailing costs	15		16		13		4
Registration and filing fees	51		51		58		47
Transfer agency fees (See Note 2.I.)	8		8		6		4
Other	20		16		11		7

Total expenses	1,617		1,332		784		257

Less fees waived	(943)		(792)		(490)		(139)
Less expense reimbursements	(6)		(5)		(4)		(52)

Net expenses	668		535		290		66

Net investment income (loss)	12,089		9,505		5,058		1,186

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,718		6,202		3,062		543
Investments in affiliates	502		121		197		1
Futures contracts	13,053		13,221		6,106		1,565
Foreign currency transactions	33		45		18		4

Net realized gain (loss)	21,306		19,589		9,383		2,113

Distributions of capital gains received from investment company non-affiliates	—		—		—		—	(a)
Distributions of capital gains received from investment company affiliates	871		688		364		87
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,591		5,314		3,910		901
Investments in affiliates	151,754		123,224		67,897		15,455
Futures contracts	202		(85)		(11)		(15)
Foreign currency translations	12		1		3		2

Change in net unrealized appreciation/depreciation	160,559		128,454		71,799		16,343

Net realized/unrealized gains (losses)	182,736		148,731		81,546		18,543

Change in net assets resulting from operations	$194,825		$158,236		$86,604		$19,729

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,347	$12,739	$12,306	$24,794
Net realized gain (loss)	15,490	5,851	32,275	5,556
Distributions of capital gains received from investment company non-affiliates	— (a)	—	—	—
Distributions of capital gains received from investment company affiliates	727	643	1,414	1,495
Change in net unrealized appreciation/depreciation	34,224	(4,753)	70,705	(3,801)

Change in net assets resulting from operations	56,788	14,480	116,700	28,044

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(200)	(155)	(379)	(340)
Class R2	(3)	(1)	(1)	— (a)
Class R3	(245)	(51)	(1,176)	(677)
Class R4	(53)	(48)	(98)	(125)
Class R5	(765)	(1,419)	(1,185)	(3,905)
Class R6	(21,188)	(11,151)	(39,783)	(20,963)

Total distributions to shareholders	(22,454)	(12,825)	(42,622)	(26,010)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	222,867	64,126	479,769	92,161

NET ASSETS:
Change in net assets	257,201	65,781	553,847	94,195
Beginning of period	490,752	424,971	947,895	853,700

End of period	$747,953	$490,752	$1,501,742	$947,895

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,342	$29,826	$19,505	$29,692
Net realized gain (loss)	48,046	3,282	51,354	(11,154)
Distributions of capital gains received from investment company non-affiliates	— (a)	—	— (a)	—
Distributions of capital gains received from investment company affiliates	1,739	2,156	1,516	2,093
Change in net unrealized appreciation/depreciation	133,844	(3,807)	190,797	971

Change in net assets resulting from operations	200,971	31,457	263,172	21,602

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(559)	(456)	(374)	(575)
Class R2	(32)	(20)	(7)	— (a)
Class R3	(1,091)	(542)	(1,122)	(642)
Class R4	(229)	(180)	(211)	(241)
Class R5	(1,965)	(4,843)	(1,811)	(5,591)
Class R6	(47,908)	(28,949)	(39,337)	(29,459)

Total distributions to shareholders	(51,784)	(34,990)	(42,862)	(36,508)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	667,947	177,280	664,612	286,981

NET ASSETS:
Change in net assets	817,134	173,747	884,922	272,075
Beginning of period	1,287,215	1,113,468	1,454,753	1,182,678

End of period	$2,104,349	$1,287,215	$2,339,675	$1,454,753

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,815	$22,588	$16,374	$19,281
Net realized gain (loss)	27,750	(11,390)	30,074	(20,717)
Distributions of capital gains received from investment company non-affiliates	— (a)	—	—	—
Distributions of capital gains received from investment company affiliates	5,265	1,141	2,812	1,050
Change in net unrealized appreciation/depreciation	190,506	(1,289)	199,469	(2,567)

Change in net assets resulting from operations	241,336	11,050	248,729	(2,953)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(141)	(268)	(64)	(277)
Class R2	(4)	— (a)	(1)	— (a)
Class R3	(323)	(320)	(274)	(200)
Class R4	(106)	(246)	(84)	(191)
Class R5	(721)	(3,312)	(481)	(3,396)
Class R6	(19,359)	(23,444)	(15,808)	(20,095)

Total distributions to shareholders	(20,654)	(27,590)	(16,712)	(24,159)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	675,778	205,721	544,283	239,864

NET ASSETS:
Change in net assets	896,460	189,181	776,300	212,752
Beginning of period	1,146,657	957,476	1,097,770	885,018

End of period	$2,043,117	$1,146,657	$1,874,070	$1,097,770

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,089	$13,957	$9,505	$10,707
Net realized gain (loss)	21,306	(12,709)	19,589	(14,397)
Distributions of capital gains received from investment company affiliates	871	845	688	633
Change in net unrealized appreciation/depreciation	160,559	(3,784)	128,454	(1,521)

Change in net assets resulting from operations	194,825	(1,691)	158,236	(4,578)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(67)	(129)	(34)	(116)
Class R2	— (a)	— (a)	(1)	— (a)
Class R3	(143)	(115)	(100)	(75)
Class R4	(61)	(135)	(62)	(117)
Class R5	(405)	(1,979)	(338)	(1,903)
Class R6	(11,466)	(13,617)	(9,070)	(10,542)

Total distributions to shareholders	(12,142)	(15,975)	(9,605)	(12,753)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	450,240	117,972	297,509	148,834

NET ASSETS:
Change in net assets	632,923	100,306	446,140	131,503
Beginning of period	791,831	691,525	645,258	513,755

End of period	$1,424,754	$791,831	$1,091,398	$645,258

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,058	$5,721	$1,186	$1,049
Net realized gain (loss)	9,383	(6,398)	2,113	(1,097)
Distributions of capital gains received from investment company non-affiliates	—	—	— (a)	—
Distributions of capital gains received from investment company affiliates	364	342	87	60
Change in net unrealized appreciation/depreciation	71,799	(594)	16,343	(208)

Change in net assets resulting from operations	86,604	(929)	19,729	(196)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(21)	(49)	(3)	(4)
Class R2	(1)	— (a)	— (a)	— (a)
Class R3	(37)	(27)	(12)	(15)
Class R4	(37)	(56)	(2)	(6)
Class R5	(238)	(825)	(49)	(97)
Class R6	(4,615)	(5,431)	(1,139)	(1,062)

Total distributions to shareholders	(4,949)	(6,388)	(1,205)	(1,184)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	124,892	100,329	44,613	36,878

NET ASSETS:
Change in net assets	206,547	93,012	63,137	35,498
Beginning of period	353,739	260,727	76,609	41,111

End of period	$560,286	$353,739	$139,746	$76,609

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$351	$486	$389	$2,294
Distributions reinvested	200	155	379	341
Cost of shares redeemed	(287)	(2,344)	(1,292)	(7,897)

Change in net assets resulting from Class I capital transactions	264	(1,703)	(524)	(5,262)

Class R2
Proceeds from shares issued	4	— (a)	—	3
Distributions reinvested	3	1	1	— (a)
Cost of shares redeemed	— (a)	—	—	(49)

Change in net assets resulting from Class R2 capital transactions	7	1	1	(46)

Class R3
Proceeds from shares issued	1,163	6,219	5,316	13,083
Distributions reinvested	239	47	1,169	674
Cost of shares redeemed	(622)	(522)	(5,637)	(9,477)

Change in net assets resulting from Class R3 capital transactions	780	5,744	848	4,280

Class R4
Proceeds from shares issued	244	1,050	520	2,670
Distributions reinvested	53	48	98	125
Cost of shares redeemed	(506)	(1,641)	(3,365)	(1,904)

Change in net assets resulting from Class R4 capital transactions	(209)	(543)	(2,747)	891

Class R5
Proceeds from shares issued	2,261	16,173	8,502	18,567
Distributions reinvested	755	1,412	1,185	3,905
Cost of shares redeemed	(6,793)	(53,603)	(16,144)	(158,349)

Change in net assets resulting from Class R5 capital transactions	(3,777)	(36,018)	(6,457)	(135,877)

Class R6
Proceeds from shares issued	290,344	228,472	605,642	416,213
Distributions reinvested	20,946	11,027	39,302	20,673
Cost of shares redeemed	(85,488)	(142,854)	(156,296)	(208,711)

Change in net assets resulting from Class R6 capital transactions	225,802	96,645	488,648	228,175

Total change in net assets resulting from capital transactions	$222,867	$64,126	$479,769	$92,161

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	17	28	18	120
Reinvested	11	9	18	17
Redeemed	(15)	(137)	(63)	(400)

Change in Class I Shares	13	(100)	(27)	(263)

Class R2
Issued	— (a)	— (a)	—	— (a)
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	—	—	(2)

Change in Class R2 Shares	— (a)	— (a)	— (a)	(2)

Class R3
Issued	64	380	261	714
Reinvested	13	2	56	34
Redeemed	(34)	(30)	(275)	(492)

Change in Class R3 Shares	43	352	42	256

Class R4
Issued	13	59	25	133
Reinvested	3	3	5	6
Redeemed	(28)	(96)	(165)	(99)

Change in Class R4 Shares	(12)	(34)	(135)	40

Class R5
Issued	123	924	413	948
Reinvested	40	81	56	200
Redeemed	(368)	(3,139)	(783)	(8,390)

Change in Class R5 Shares	(205)	(2,134)	(314)	(7,242)

Class R6
Issued	15,441	12,969	28,626	21,277
Reinvested	1,116	632	1,863	1,060
Redeemed	(4,603)	(8,136)	(7,504)	(10,727)

Change in Class R6 Shares	11,954	5,465	22,985	11,610

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$864	$6,910	$464	$3,811
Distributions reinvested	559	431	372	574
Cost of shares redeemed	(1,330)	(6,539)	(137)	(16,150)

Change in net assets resulting from Class I capital transactions	93	802	699	(11,765)

Class R2
Proceeds from shares issued	178	33	305	17
Distributions reinvested	31	19	7	— (a)
Cost of shares redeemed	— (a)	(31)	(1)	(564)

Change in net assets resulting from Class R2 capital transactions	209	21	311	(547)

Class R3
Proceeds from shares issued	6,211	17,963	7,684	24,389
Distributions reinvested	1,078	533	1,048	551
Cost of shares redeemed	(3,537)	(8,600)	(4,147)	(5,222)

Change in net assets resulting from Class R3 capital transactions	3,752	9,896	4,585	19,718

Class R4
Proceeds from shares issued	3,022	3,545	3,344	5,151
Distributions reinvested	229	180	211	241
Cost of shares redeemed	(3,194)	(4,154)	(4,438)	(4,221)

Change in net assets resulting from Class R4 capital transactions	57	(429)	(883)	1,171

Class R5
Proceeds from shares issued	6,346	36,253	8,509	31,846
Distributions reinvested	1,965	4,843	1,811	5,591
Cost of shares redeemed	(22,828)	(150,614)	(14,865)	(176,138)

Change in net assets resulting from Class R5 capital transactions	(14,517)	(109,518)	(4,545)	(138,701)

Class R6
Proceeds from shares issued	832,970	580,097	843,824	607,932
Distributions reinvested	47,256	28,558	38,974	29,150
Cost of shares redeemed	(201,873)	(332,147)	(218,353)	(219,977)

Change in net assets resulting from Class R6 capital transactions	678,353	276,508	664,445	417,105

Total change in net assets resulting from capital transactions	$667,947	$177,280	$664,612	$286,981

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	39	323	20	175
Reinvested	24	21	15	26
Redeemed	(59)	(312)	(6)	(762)

Change in Class I Shares	4	32	29	(561)

Class R2
Issued	8	2	12	1
Reinvested	1	1	1	— (a)
Redeemed	— (a)	(2)	— (a)	(26)

Change in Class R2 Shares	9	1	13	(25)

Class R3
Issued	284	933	337	1,245
Reinvested	47	26	43	25
Redeemed	(160)	(414)	(174)	(246)

Change in Class R3 Shares	171	545	206	1,024

Class R4
Issued	140	165	148	229
Reinvested	10	9	9	11
Redeemed	(147)	(198)	(196)	(199)

Change in Class R4 Shares	3	(24)	(39)	41

Class R5
Issued	286	1,729	365	1,442
Reinvested	86	232	74	255
Redeemed	(1,027)	(7,640)	(633)	(8,671)

Change in Class R5 Shares	(655)	(5,679)	(194)	(6,974)

Class R6
Issued	36,325	27,791	34,564	27,957
Reinvested	2,057	1,369	1,591	1,332
Redeemed	(9,021)	(15,813)	(9,153)	(10,173)

Change in Class R6 Shares	29,361	13,347	27,002	19,116

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$568	$3,691	$422	$2,303
Distributions reinvested	123	258	62	274
Cost of shares redeemed	(727)	(4,923)	(394)	(11,880)

Change in net assets resulting from Class I capital transactions	(36)	(974)	90	(9,303)

Class R2
Proceeds from shares issued	597	6	68	12
Distributions reinvested	4	— (a)	1	— (a)
Cost of shares redeemed	— (a)	(47)	— (a)	(97)

Change in net assets resulting from Class R2 capital transactions	601	(41)	69	(85)

Class R3
Proceeds from shares issued	4,602	14,707	6,814	15,784
Distributions reinvested	301	284	250	153
Cost of shares redeemed	(2,076)	(3,129)	(2,007)	(884)

Change in net assets resulting from Class R3 capital transactions	2,827	11,862	5,057	15,053

Class R4
Proceeds from shares issued	2,100	3,232	1,673	3,437
Distributions reinvested	106	246	84	191
Cost of shares redeemed	(5,254)	(3,919)	(4,589)	(3,126)

Change in net assets resulting from Class R4 capital transactions	(3,048)	(441)	(2,832)	502

Class R5
Proceeds from shares issued	6,312	32,338	5,874	24,230
Distributions reinvested	720	3,311	481	3,395
Cost of shares redeemed	(13,037)	(107,928)	(10,077)	(128,254)

Change in net assets resulting from Class R5 capital transactions	(6,005)	(72,279)	(3,722)	(100,629)

Class R6
Proceeds from shares issued	820,780	490,190	708,700	463,256
Distributions reinvested	19,039	23,114	15,684	19,906
Cost of shares redeemed	(158,380)	(245,710)	(178,763)	(148,836)

Change in net assets resulting from Class R6 capital transactions	681,439	267,594	545,621	334,326

Total change in net assets resulting from capital transactions	$675,778	$205,721	$544,283	$239,864

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	23	159	18	97
Reinvested	5	11	2	12
Redeemed	(29)	(223)	(16)	(537)

Change in Class I Shares	(1)	(53)	4	(428)

Class R2
Issued	25	— (a)	3	1
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	(2)	— (a)	(5)

Change in Class R2 Shares	25	(2)	3	(4)

Class R3
Issued	193	726	281	781
Reinvested	12	12	10	6
Redeemed	(87)	(140)	(81)	(39)

Change in Class R3 Shares	118	598	210	748

Class R4
Issued	88	140	70	145
Reinvested	4	11	3	8
Redeemed	(222)	(178)	(191)	(138)

Change in Class R4 Shares	(130)	(27)	(118)	15

Class R5
Issued	261	1,417	235	1,031
Reinvested	28	145	18	144
Redeemed	(532)	(5,156)	(406)	(6,092)

Change in Class R5 Shares	(243)	(3,594)	(153)	(4,917)

Class R6
Issued	31,770	21,651	26,638	20,156
Reinvested	739	1,009	594	851
Redeemed	(6,334)	(10,754)	(6,912)	(6,524)

Change in Class R6 Shares	26,175	11,906	20,320	14,483

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$331	$2,819	$462	$1,337
Distributions reinvested	57	125	34	116
Cost of shares redeemed	(326)	(3,638)	(395)	(5,433)

Change in net assets resulting from Class I capital transactions	62	(694)	101	(3,980)

Class R2
Proceeds from shares issued	14	3	90	8
Distributions reinvested	— (a)	— (a)	1	— (a)
Cost of shares redeemed	— (a)	(26)	— (a)	(52)

Change in net assets resulting from Class R2 capital transactions	14	(23)	91	(44)

Class R3
Proceeds from shares issued	2,838	8,789	3,650	5,551
Distributions reinvested	126	91	80	48
Cost of shares redeemed	(1,197)	(847)	(987)	(631)

Change in net assets resulting from Class R3 capital transactions	1,767	8,033	2,743	4,968

Class R4
Proceeds from shares issued	1,174	2,195	1,113	2,101
Distributions reinvested	61	135	62	117
Cost of shares redeemed	(3,405)	(2,892)	(2,066)	(1,532)

Change in net assets resulting from Class R4 capital transactions	(2,170)	(562)	(891)	686

Class R5
Proceeds from shares issued	4,593	24,450	4,718	20,813
Distributions reinvested	404	1,978	338	1,902
Cost of shares redeemed	(9,643)	(81,624)	(6,027)	(81,022)

Change in net assets resulting from Class R5 capital transactions	(4,646)	(55,196)	(971)	(58,307)

Class R6
Proceeds from shares issued	580,572	343,670	404,900	289,250
Distributions reinvested	11,306	13,450	8,968	10,425
Cost of shares redeemed	(136,665)	(190,706)	(117,432)	(94,164)

Change in net assets resulting from Class R6 capital transactions	455,213	166,414	296,436	205,511

Total change in net assets resulting from capital transactions	$450,240	$117,972	$297,509	$148,834

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	14	128	19	57
Reinvested	2	5	1	5
Redeemed	(13)	(164)	(16)	(248)

Change in Class I Shares	3	(31)	4	(186)

Class R2
Issued	1	— (a)	4	—
Reinvested	— (a)	— (a)	— (a)	—
Redeemed	— (a)	(1)	— (a)	(2)

Change in Class R2 Shares	1	(1)	4	(2)

Class R3
Issued	115	421	149	267
Reinvested	5	4	3	2
Redeemed	(48)	(36)	(38)	(29)

Change in Class R3 Shares	72	389	114	240

Class R4
Issued	48	94	45	90
Reinvested	3	6	3	5
Redeemed	(140)	(126)	(86)	(69)

Change in Class R4 Shares	(89)	(26)	(38)	26

Class R5
Issued	183	1,032	187	881
Reinvested	15	84	13	80
Redeemed	(381)	(3,870)	(239)	(3,866)

Change in Class R5 Shares	(183)	(2,754)	(39)	(2,905)

Class R6
Issued	21,601	14,824	15,169	12,618
Reinvested	423	569	337	443
Redeemed	(5,224)	(8,027)	(4,500)	(4,097)

Change in Class R6 Shares	16,800	7,366	11,006	8,964

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$577	$1,487	$83	$110
Distributions reinvested	21	49	3	4
Cost of shares redeemed	(153)	(2,461)	(27)	(405)

Change in net assets resulting from Class I capital transactions	445	(925)	59	(291)

Class R2
Proceeds from shares issued	140	14	6	2
Distributions reinvested	1	— (a)	— (a)	1
Cost of shares redeemed	(1)	(51)	(4)	(16)

Change in net assets resulting from Class R2 capital transactions	140	(37)	2	(13)

Class R3
Proceeds from shares issued	2,494	1,545	317	569
Distributions reinvested	28	15	12	15
Cost of shares redeemed	(630)	(265)	(132)	(207)

Change in net assets resulting from Class R3 capital transactions	1,892	1,295	197	377

Class R4
Proceeds from shares issued	795	2,017	93	268
Distributions reinvested	37	56	2	6
Cost of shares redeemed	(764)	(1,354)	(190)	(363)

Change in net assets resulting from Class R4 capital transactions	68	719	(95)	(89)

Class R5
Proceeds from shares issued	3,906	15,463	1,597	3,915
Distributions reinvested	238	825	49	97
Cost of shares redeemed	(5,077)	(33,384)	(913)	(3,913)

Change in net assets resulting from Class R5 capital transactions	(933)	(17,096)	733	99

Class R6
Proceeds from shares issued	190,807	186,346	61,911	51,677
Distributions reinvested	4,530	5,363	1,125	1,047
Cost of shares redeemed	(72,057)	(75,336)	(19,319)	(15,929)

Change in net assets resulting from Class R6 capital transactions	123,280	116,373	43,717	36,795

Total change in net assets resulting from capital transactions	$124,892	$100,329	$44,613	$36,878

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)		Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	22	64	4		6
Reinvested	1	2	—	(a)	— (a)
Redeemed	(6)	(112)	(1)		(22)

Change in Class I Shares	17	(46)	3		(16)

Class R2
Issued	5	— (a)	—	(a)	— (a)
Reinvested	— (a)	— (a)	—	(a)	— (a)
Redeemed	— (a)	(2)	—	(a)	(1)

Change in Class R2 Shares	5	(2)	—	(a)	(1)

Class R3
Issued	103	68	15		33
Reinvested	1	—	1		1
Redeemed	(25)	(11)	(7)		(12)

Change in Class R3 Shares	79	57	9		22

Class R4
Issued	32	86	5		15
Reinvested	1	2	—	(a)	— (a)
Redeemed	(32)	(59)	(10)		(21)

Change in Class R4 Shares	1	29	(5)		(6)

Class R5
Issued	157	663	84		220
Reinvested	9	35	2		6
Redeemed	(204)	(1,586)	(47)		(241)

Change in Class R5 Shares	(38)	(888)	39		(15)

Class R6
Issued	7,282	8,117	3,062		2,915
Reinvested	172	230	55		58
Redeemed	(2,794)	(3,205)	(972)		(898)

Change in Class R6 Shares	4,660	5,142	2,145		2,075

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$17.65	$0.17		$1.67	$1.84	$(0.17)	$(0.44)	$(0.61)
Year Ended June 30, 2020	17.52	0.42		0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45		0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42		0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33		0.06	0.39	(0.34)	(0.02)	(0.36)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	17.64	0.13		1.67	1.80	(0.13)	(0.44)	(0.57)
Year Ended June 30, 2020	17.51	0.34		0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39		0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34		0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27		0.05	0.32	(0.27)	(0.02)	(0.29)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	17.64	0.15		1.68	1.83	(0.15)	(0.44)	(0.59)
Year Ended June 30, 2020	17.52	0.35		0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43		0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31		0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	17.65	0.17		1.68	1.85	(0.17)	(0.44)	(0.61)
Year Ended June 30, 2020	17.52	0.42		0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49		0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46		0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	17.64	0.18		1.69	1.87	(0.19)	(0.44)	(0.63)
Year Ended June 30, 2020	17.51	0.45		0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50		0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50		0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35		0.07	0.42	(0.37)	(0.02)	(0.39)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	17.65	0.21		1.67	1.88	(0.20)	(0.44)	(0.64)
Year Ended June 30, 2020	17.52	0.47		0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52		0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48		0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37		0.06	0.43	(0.38)	(0.02)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$18.88	10.48%	$6,411	0.28%	1.87%		0.62%	55%
17.65	3.19	5,745	0.28	2.41		0.66	66
17.52	5.67	7,450	0.27	2.62		0.65	57
17.53	4.09	13,663	0.28	2.37		0.70	51
17.25	6.70	14,965	0.29	2.19	(h)	0.90	35
16.50	2.39	7,797	0.42	2.03		0.98	52

18.87	10.22	58	0.78	1.39		1.11	55
17.64	2.68	49	0.78	1.93		2.67	66
17.51	5.13	48	0.77	2.28		1.16	57
17.53	3.57	46	0.78	1.90		1.47	51
17.25	6.18	44	0.79	1.73	(h)	2.06	35
16.50	1.97	21	0.82	1.65		3.39	52

18.88	10.41	8,061	0.53	1.62		0.83	55
17.64	2.91	6,778	0.53	2.01		0.87	66
17.52	5.38	566	0.52	2.51		0.91	57
17.54	3.81	598	0.52	1.72		0.92	51
17.24	0.25	20	0.55	4.09	(h)	0.99	35

18.89	10.53	1,609	0.28	1.85		0.60	55
17.65	3.18	1,705	0.28	2.40		0.63	66
17.52	5.66	2,290	0.27	2.86		0.65	57
17.52	4.10	4,716	0.28	2.61		0.67	51
17.24	0.28	20	0.30	4.35	(h)	0.74	35

18.88	10.62	23,462	0.13	1.98		0.44	55
17.64	3.35	25,547	0.13	2.56		0.48	66
17.51	5.80	62,732	0.12	2.88		0.50	57
17.53	4.21	83,274	0.13	2.80		0.53	51
17.26	6.94	28,747	0.13	2.35	(h)	0.69	35
16.50	2.58	19,315	0.22	2.19		0.80	52

18.89	10.67	708,352	0.03	2.24		0.33	55
17.65	3.46	450,928	0.03	2.69		0.38	66
17.52	5.90	351,885	0.02	3.00		0.40	57
17.54	4.35	284,279	0.03	2.71		0.44	51
17.26	6.97	155,019	0.04	2.59	(h)	0.60	35
16.51	2.64	31,351	0.17	2.29		0.69	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$19.70	$0.19		$2.02		$2.21	$(0.19)	$(0.47)	$(0.66)
Year Ended June 30, 2020	19.53	0.47		0.19		0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50		0.53		1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48		0.53		1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19		1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38		—	(i)	0.38	(0.39)	(0.01)	(0.40)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	19.74	0.14		2.01		2.15	(0.14)	(0.47)	(0.61)
Year Ended June 30, 2020	19.52	0.32		0.25		0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46		0.47		0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38		0.54		0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20		1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31		—	(i)	0.31	(0.32)	(0.01)	(0.33)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	19.68	0.17		2.01		2.18	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2020	19.51	0.41		0.20		0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58		0.40		0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45		0.52		0.97	(0.43)	—	(0.43)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	19.72	0.18		2.03		2.21	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2020	19.55	0.47		0.19		0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56		0.47		1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53		0.49		1.02	(0.48)	—	(0.48)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	19.71	0.21		2.02		2.23	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2020	19.54	0.50		0.19		0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55		0.51		1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58		0.47		1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19		1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41		0.01		0.42	(0.42)	(0.01)	(0.43)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	19.72	0.24		1.99		2.23	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2020	19.55	0.53		0.18		0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58		0.51		1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54		0.52		1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16		1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42		—	(i)	0.42	(0.43)	(0.01)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$21.25	11.28%	$12,460	0.28%	1.86%		0.57%	60%
19.70	3.43	12,068	0.27	2.38		0.61	58
19.53	5.66	17,098	0.28	2.61		0.62	33
19.63	5.32	26,229	0.30	2.41		0.64	55
19.09	9.05	24,528	0.31	2.24	(h)	0.71	33
17.89	2.16	20,197	0.44	2.18		0.79	48

21.28	10.94	28	0.78	1.38		1.13	60
19.74	2.95	26	0.77	1.64		1.48	58
19.52	5.12	71	0.78	2.40		1.19	33
19.64	4.79	24	0.80	1.90		1.42	55
19.10	8.57	23	0.81	1.73	(h)	1.88	33
17.89	1.74	21	0.84	1.76		3.20	48

21.22	11.11	40,036	0.53	1.62		0.82	60
19.68	3.17	36,312	0.52	2.12		0.86	58
19.51	5.42	30,988	0.52	3.03		0.87	33
19.62	5.07	2,387	0.53	2.23		0.89	55
19.08	0.39	20	0.57	4.85	(h)	0.89	33

21.27	11.24	3,017	0.28	1.76		0.58	60
19.72	3.44	5,461	0.27	2.41		0.61	58
19.55	5.67	4,631	0.28	2.88		0.63	33
19.62	5.32	10,857	0.29	2.66		0.64	55
19.08	0.41	20	0.31	5.11	(h)	0.63	33

21.26	11.35	38,225	0.13	1.98		0.42	60
19.71	3.58	41,625	0.12	2.53		0.46	58
19.54	5.83	182,770	0.13	2.84		0.47	33
19.64	5.49	214,924	0.14	2.95		0.49	55
19.10	9.22	51,332	0.14	2.39	(h)	0.51	33
17.90	2.41	53,660	0.24	2.33		0.60	48

21.26	11.36	1,407,976	0.03	2.27		0.31	60
19.72	3.70	852,403	0.02	2.68		0.36	58
19.55	5.99	618,142	0.03	2.99		0.37	33
19.64	5.57	492,601	0.05	2.74		0.39	55
19.10	9.31	295,437	0.06	2.62	(h)	0.43	33
17.90	2.41	97,199	0.19	2.40		0.51	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$20.88	$0.21		$2.77	$2.98	$(0.21)	$(0.41)	$(0.62)
Year Ended June 30, 2020	20.85	0.45		0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51		0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47		0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40		(0.09)	0.31	(0.39)	(0.01)	(0.40)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	20.88	0.16		2.74	2.90	(0.15)	(0.41)	(0.56)
Year Ended June 30, 2020	20.84	0.34		0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43		0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43		0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30		(0.07)	0.23	(0.31)	(0.01)	(0.32)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	20.86	0.18		2.76	2.94	(0.18)	(0.41)	(0.59)
Year Ended June 30, 2020	20.82	0.38		0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61		0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46		0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	20.91	0.21		2.77	2.98	(0.21)	(0.41)	(0.62)
Year Ended June 30, 2020	20.87	0.45		0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55		0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53		0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	20.89	0.22		2.77	2.99	(0.22)	(0.41)	(0.63)
Year Ended June 30, 2020	20.86	0.48		0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56		0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58		0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41		(0.07)	0.34	(0.42)	(0.01)	(0.43)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	20.90	0.26		2.75	3.01	(0.24)	(0.41)	(0.65)
Year Ended June 30, 2020	20.86	0.51		0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59		0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56		0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43		(0.08)	0.35	(0.43)	(0.01)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$23.24	14.34%	$21,324	0.30%	1.86%		0.57%	57%
20.88	2.67	19,084	0.30	2.15		0.61	61
20.85	5.89	18,384	0.29	2.52		0.62	25
20.77	6.27	23,668	0.31	2.27		0.64	57
20.00	10.90	25,138	0.32	2.16	(h)	0.74	21
18.42	1.73	21,966	0.45	2.19		0.82	45

23.22	13.98	1,310	0.80	1.41		1.06	57
20.88	2.21	980	0.80	1.64		1.12	61
20.84	5.38	958	0.79	2.10		1.12	25
20.76	5.72	816	0.80	2.02		1.14	57
20.00	10.35	23	0.82	1.65	(h)	1.89	21
18.42	1.31	21	0.85	1.68		3.22	45

23.21	14.17	43,177	0.55	1.63		0.82	57
20.86	2.46	35,243	0.55	1.83		0.86	61
20.82	5.64	23,836	0.54	3.01		0.87	25
20.75	5.94	1,925	0.54	2.20		0.87	57
20.00	0.55	20	0.58	5.34	(h)	0.94	21

23.27	14.32	8,306	0.30	1.86		0.57	57
20.91	2.71	7,401	0.30	2.13		0.61	61
20.87	5.90	7,896	0.29	2.71		0.62	25
20.76	6.23	18,420	0.30	2.54		0.63	57
20.00	0.57	20	0.33	5.60	(h)	0.69	21

23.25	14.42	71,801	0.15	1.93		0.42	57
20.89	2.82	78,200	0.15	2.29		0.46	61
20.86	6.05	196,513	0.14	2.74		0.47	25
20.78	6.45	197,524	0.16	2.76		0.48	57
20.01	11.07	55,476	0.16	2.31	(h)	0.53	21
18.43	1.92	51,576	0.25	2.25		0.62	45

23.26	14.47	1,958,431	0.05	2.33		0.31	57
20.90	2.98	1,146,307	0.05	2.43		0.36	61
20.86	6.15	865,881	0.04	2.88		0.37	25
20.78	6.54	627,031	0.06	2.67		0.38	57
20.01	11.16	274,383	0.07	2.57	(h)	0.44	21
18.43	1.97	84,809	0.20	2.37		0.52	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$21.81	$0.22		$3.41	$3.63	$(0.22)	$(0.26)	$(0.48)
Year Ended June 30, 2020	21.85	0.42		0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50		0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39		(0.20)	0.19	(0.39)	(0.01)	(0.40)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	21.87	0.19		3.39	3.58	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2020	21.86	0.07		0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41		0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30		(0.19)	0.11	(0.31)	(0.01)	(0.32)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	21.75	0.19		3.40	3.59	(0.19)	(0.26)	(0.45)
Year Ended June 30, 2020	21.81	0.35		0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58		0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	21.82	0.21		3.42	3.63	(0.21)	(0.26)	(0.47)
Year Ended June 30, 2020	21.88	0.42		0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56		0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	21.80	0.23		3.41	3.64	(0.23)	(0.26)	(0.49)
Year Ended June 30, 2020	21.86	0.46		0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55		0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41		(0.18)	0.23	(0.43)	(0.01)	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	21.81	0.28		3.39	3.67	(0.25)	(0.26)	(0.51)
Year Ended June 30, 2020	21.87	0.48		0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59		0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43		(0.20)	0.23	(0.43)	(0.01)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$24.96	16.71%	$19,777	0.33%	1.83%		0.56%	47%
21.81	2.19	16,640	0.34	1.92		0.60	51
21.85	5.76	28,932	0.32	2.35		0.62	17
21.89	7.32	32,534	0.33	2.17		0.64	54
20.86	12.77	28,168	0.33	2.07	(h)	0.73	22
18.88	1.04	20,673	0.45	2.09		0.81	52

25.02	16.43	383	0.83	1.57		1.09	47
21.87	1.64	37	0.83	0.30		1.21	51
21.86	5.24	591	0.82	1.93		1.13	17
21.90	6.78	25	0.83	1.66		1.39	54
20.87	12.20	23	0.83	1.56	(h)	1.88	22
18.89	0.62	21	0.85	1.61		3.21	52

24.89	16.56	61,384	0.58	1.60		0.81	47
21.75	1.89	49,156	0.59	1.62		0.85	51
21.81	5.50	26,950	0.57	2.73		0.87	17
21.87	7.05	5,862	0.57	2.26		0.88	54
20.85	0.61	20	0.59	5.80	(h)	0.89	22

24.98	16.74	10,378	0.33	1.78		0.57	47
21.82	2.14	9,940	0.34	1.93		0.60	51
21.88	5.75	9,072	0.32	2.62		0.62	17
21.88	7.33	26,233	0.33	2.39		0.63	54
20.85	0.63	20	0.33	6.06	(h)	0.64	22

24.95	16.80	91,577	0.18	1.94		0.41	47
21.80	2.29	84,230	0.19	2.11		0.45	51
21.86	5.93	236,899	0.17	2.57		0.47	17
21.90	7.50	251,868	0.18	2.71		0.48	54
20.87	12.94	67,784	0.17	2.24	(h)	0.52	22
18.89	1.23	59,159	0.25	2.19		0.62	52

24.97	16.89	2,156,176	0.08	2.32		0.31	47
21.81	2.40	1,294,750	0.09	2.22		0.35	51
21.87	6.03	880,234	0.07	2.76		0.37	17
21.91	7.58	593,600	0.08	2.56		0.38	54
20.88	13.03	290,131	0.08	2.54	(h)	0.44	22
18.90	1.28	77,474	0.20	2.30		0.52	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$22.56	$0.25		$4.07	$4.32	$(0.25)	$(0.02)	$(0.27)
Year Ended June 30, 2020	22.80	0.40		(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48		0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48		1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38		(0.27)	0.11	(0.39)	(0.01)	(0.40)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	22.58	0.28		3.98	4.26	(0.21)	(0.02)	(0.23)
Year Ended June 30, 2020	22.78	0.22		(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42		0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36		1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29		(0.26)	0.03	(0.31)	(0.01)	(0.32)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	22.53	0.22		4.05	4.27	(0.22)	(0.02)	(0.24)
Year Ended June 30, 2020	22.77	0.33		(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62		0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44		1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.52	0.11	(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	22.59	0.23		4.09	4.32	(0.25)	(0.02)	(0.27)
Year Ended June 30, 2020	22.83	0.41		(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56		0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54		1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.52	0.12	(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	22.58	0.26		4.08	4.34	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2020	22.82	0.46		(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55		0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60		1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41		(0.26)	0.15	(0.43)	(0.01)	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	22.58	0.33		4.02	4.35	(0.28)	(0.02)	(0.30)
Year Ended June 30, 2020	22.82	0.48		(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58		0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57		1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43		(0.27)	0.16	(0.44)	(0.01)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$26.61	19.22%	$13,714	0.33%	1.99%		0.57%	8%
22.56	1.14	11,645	0.36	1.77		0.62	55
22.80	5.73	12,979	0.35	2.16		0.63	16
22.78	8.09	16,393	0.34	2.08		0.65	52
21.54	13.99	14,353	0.34	2.05	(h)	0.80	24
19.28	0.62	10,230	0.45	2.00		0.89	53

26.61	18.90	696	0.79	2.16		1.03	8
22.58	0.62	32	0.86	0.98		1.52	55
22.78	5.20	73	0.85	1.90		1.19	16
22.79	7.55	25	0.85	1.56		1.40	52
21.55	13.48	23	0.84	1.52	(h)	1.91	24
19.28	0.21	20	0.85	1.56		3.26	53

26.56	19.02	35,484	0.57	1.77		0.81	8
22.53	0.89	27,429	0.61	1.49		0.86	55
22.77	5.47	14,104	0.60	2.81		0.88	16
22.77	7.79	808	0.59	1.91		0.88	52
21.54	0.69	20	0.60	6.15	(h)	0.94	24

26.64	19.19	8,794	0.33	1.88		0.57	8
22.59	1.14	10,389	0.36	1.81		0.61	55
22.83	5.74	11,118	0.35	2.52		0.62	16
22.78	8.09	22,824	0.35	2.32		0.64	52
21.54	0.71	20	0.35	6.40	(h)	0.69	24

26.63	19.29	64,688	0.18	2.08		0.42	8
22.58	1.30	60,357	0.21	2.00		0.46	55
22.82	5.89	143,007	0.20	2.45		0.47	16
22.80	8.26	149,445	0.20	2.60		0.49	52
21.56	14.21	45,299	0.18	2.19	(h)	0.57	24
19.29	0.81	38,010	0.25	2.18		0.67	53

26.63	19.35	1,919,741	0.07	2.62		0.31	8
22.58	1.41	1,036,805	0.11	2.11		0.36	55
22.82	5.99	776,195	0.10	2.61		0.37	16
22.80	8.35	537,095	0.09	2.47		0.39	52
21.56	14.31	218,257	0.09	2.49	(h)	0.47	24
19.29	0.86	67,700	0.20	2.29		0.56	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$22.92	$0.25		$4.57	$4.82	$(0.24)	$—	$(0.24)
Year Ended June 30, 2020	23.27	0.38		(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47		0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38		(0.36)	0.02	(0.39)	(0.01)	(0.40)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	22.93	0.21		4.54	4.75	(0.19)	—	(0.19)
Year Ended June 30, 2020	23.25	0.14		(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45		0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29		(0.35)	(0.06)	(0.31)	(0.01)	(0.32)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	22.86	0.22		4.55	4.77	(0.21)	—	(0.21)
Year Ended June 30, 2020	23.24	0.29		(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63		0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	22.92	0.22		4.60	4.82	(0.24)	—	(0.24)
Year Ended June 30, 2020	23.29	0.38		(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55		0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	22.92	0.26		4.57	4.83	(0.26)	—	(0.26)
Year Ended June 30, 2020	23.28	0.43		(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54		0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41		(0.35)	0.06	(0.43)	(0.01)	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	22.92	0.32		4.52	4.84	(0.27)	—	(0.27)
Year Ended June 30, 2020	23.29	0.44		(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58		0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43		(0.36)	0.07	(0.44)	(0.01)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$27.50	21.09%	$7,331	0.35%	1.95%		0.58%	10%
22.92	0.48	6,039	0.39	1.62		0.62	45
23.27	5.62	16,102	0.37	2.04		0.63	18
23.43	8.87	22,132	0.36	2.02		0.65	52
21.99	15.35	18,130	0.34	1.97	(h)	0.78	19
19.44	0.18	14,121	0.45	1.99		0.88	56

27.49	20.75	118	0.85	1.67		1.09	10
22.93	(0.01)	34	0.89	0.58		1.43	45
23.25	5.12	122	0.87	1.98		1.17	18
23.43	8.33	25	0.86	1.49		1.40	52
21.99	14.78	24	0.84	1.45	(h)	1.91	19
19.44	(0.23)	21	0.85	1.51		3.28	56

27.42	20.92	35,710	0.60	1.74		0.81	10
22.86	0.19	24,977	0.64	1.28		0.85	45
23.24	5.38	7,996	0.62	2.79		0.88	18
23.42	8.62	987	0.61	1.81		0.88	52
21.98	0.73	20	0.60	6.48	(h)	0.89	19

27.50	21.08	8,024	0.36	1.77		0.57	10
22.92	0.48	9,393	0.39	1.63		0.61	45
23.29	5.63	9,186	0.36	2.40		0.63	18
23.42	8.88	18,927	0.36	2.28		0.64	52
21.98	0.75	20	0.35	6.73	(h)	0.64	19

27.49	21.14	51,353	0.20	2.02		0.42	10
22.92	0.67	46,316	0.24	1.84		0.46	45
23.28	5.79	161,533	0.22	2.36		0.48	18
23.44	9.04	164,943	0.21	2.62		0.49	52
22.00	15.52	43,882	0.19	2.12	(h)	0.57	19
19.45	0.37	36,208	0.25	2.14		0.69	56

27.49	21.20	1,771,534	0.10	2.54		0.31	10
22.92	0.74	1,011,011	0.14	1.93		0.36	45
23.29	5.94	690,079	0.12	2.52		0.38	18
23.44	9.13	461,883	0.11	2.40		0.39	52
22.00	15.62	237,134	0.09	2.50	(h)	0.46	19
19.45	0.42	59,799	0.20	2.27		0.57	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$22.97	$0.24		$4.92	$5.16	$(0.24)	$—	$(0.24)
Year Ended June 30, 2020	23.43	0.36		(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41		0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46		1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39		(0.35)	0.04	(0.39)	(0.01)	(0.40)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	22.98	0.19		4.89	5.08	(0.18)	—	(0.18)
Year Ended June 30, 2020	23.41	0.19		(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43		0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29		(0.33)	(0.04)	(0.31)	(0.01)	(0.32)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	22.92	0.21		4.90	5.11	(0.21)	—	(0.21)
Year Ended June 30, 2020	23.38	0.28		(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62		0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45		1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	22.98	0.22		4.92	5.14	(0.23)	—	(0.23)
Year Ended June 30, 2020	23.43	0.36		(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54		0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54		1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	22.98	0.25		4.92	5.17	(0.25)	—	(0.25)
Year Ended June 30, 2020	23.43	0.41		(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60		1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41		(0.33)	0.08	(0.43)	(0.01)	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	23.00	0.33		4.86	5.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	23.46	0.43		(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57		0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44		(0.35)	0.09	(0.44)	(0.01)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$27.89	22.51%	$7,945	0.37%	1.88%		0.58%	10%
22.97	(0.24)	6,487	0.41	1.56		0.62	56
23.43	5.58	7,330	0.38	1.80		0.64	21
23.39	9.01	13,361	0.36	1.97		0.67	49
21.92	15.33	12,838	0.34	1.99	(h)	0.90	17
19.38	0.27	7,930	0.45	2.06		1.05	54

27.88	22.14	50	0.87	1.50		1.11	10
22.98	(0.73)	28	0.91	0.83		1.57	56
23.41	5.08	52	0.88	1.88		1.23	21
23.39	8.42	26	0.86	1.47		1.42	49
21.93	14.81	24	0.84	1.46	(h)	1.99	17
19.38	(0.15)	21	0.85	1.51		3.39	54

27.82	22.33	19,535	0.62	1.66		0.82	10
22.92	(0.47)	14,447	0.66	1.21		0.86	56
23.38	5.31	5,652	0.63	2.74		0.91	21
23.37	8.75	369	0.62	1.89		0.90	49
21.91	0.72	20	0.60	6.56	(h)	0.94	17

27.89	22.44	6,103	0.38	1.70		0.58	10
22.98	(0.20)	7,088	0.41	1.56		0.61	56
23.43	5.61	7,840	0.38	2.37		0.64	21
23.37	8.98	12,209	0.36	2.27		0.65	49
21.91	0.75	20	0.35	6.82	(h)	0.69	17

27.90	22.58	43,907	0.22	1.94		0.42	10
22.98	(0.05)	40,370	0.26	1.75		0.46	56
23.43	5.72	105,708	0.23	2.32		0.49	21
23.40	9.19	105,034	0.21	2.54		0.50	49
21.93	15.49	30,788	0.19	2.14	(h)	0.66	17
19.39	0.46	23,904	0.25	2.16		0.83	54

27.92	22.63	1,347,214	0.12	2.54		0.32	10
23.00	0.02	723,411	0.16	1.85		0.36	56
23.46	5.87	564,943	0.13	2.49		0.39	21
23.42	9.27	379,003	0.11	2.37		0.41	49
21.95	15.65	149,787	0.09	2.56	(h)	0.54	17
19.40	0.51	35,979	0.20	2.31		0.68	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$22.96	$0.24		$4.92	$5.16	$(0.24)	$—	$(0.24)
Year Ended June 30, 2020	23.37	0.36		(0.36)	— (h)	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40		0.79	1.19	(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47		1.50	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(i)	2.55	2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38		(0.33)	0.05	(0.39)	(0.02)	(0.41)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	22.95	0.21		4.87	5.08	(0.18)	—	(0.18)
Year Ended June 30, 2020	23.34	0.16		(0.28)	(0.12)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44		0.64	1.08	(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85	(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(i)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29		(0.32)	(0.03)	(0.31)	(0.02)	(0.33)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	22.92	0.22		4.89	5.11	(0.21)	—	(0.21)
Year Ended June 30, 2020	23.35	0.28		(0.33)	(0.05)	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54		0.60	1.14	(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41		1.50	1.91	(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	22.95	0.23		4.92	5.15	(0.24)	—	(0.24)
Year Ended June 30, 2020	23.38	0.36		(0.36)	— (h)	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53		0.67	1.20	(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53		1.44	1.97	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	22.94	0.25		4.92	5.17	(0.26)	—	(0.26)
Year Ended June 30, 2020	23.37	0.41		(0.38)	0.03	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23	(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63		1.37	2.00	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(i)	2.56	2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41		(0.33)	0.08	(0.42)	(0.02)	(0.44)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	22.96	0.31		4.87	5.18	(0.27)	—	(0.27)
Year Ended June 30, 2020	23.38	0.42		(0.35)	0.07	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57		0.68	1.25	(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(i)	2.47	3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46		(0.37)	0.09	(0.43)	(0.02)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$27.88	22.53%	$3,982	0.37%	1.89%		0.59%	10%
22.96	(0.03)	3,183	0.41	1.51		0.64	46
23.37	5.60	7,583	0.37	1.72		0.66	21
23.40	9.00	16,339	0.36	2.00		0.70	50
21.93	15.43	13,338	0.34	1.99	(i)	0.96	17
19.37	0.27	8,769	0.45	2.01		1.18	60

27.85	22.20	142	0.87	1.60		1.11	10
22.95	(0.54)	31	0.91	0.69		1.60	46
23.34	5.12	77	0.88	1.95		1.22	21
23.40	8.46	25	0.86	1.46		1.45	50
21.93	14.80	24	0.84	1.44	(i)	2.05	17
19.38	(0.15)	21	0.85	1.51		3.54	60

27.82	22.34	13,463	0.62	1.71		0.82	10
22.92	(0.26)	8,489	0.66	1.24		0.87	46
23.35	5.37	3,040	0.63	2.41		0.94	21
23.39	8.74	444	0.62	1.72		0.92	50
21.92	0.73	20	0.60	6.57	(i)	0.92	17

27.86	22.49	6,717	0.38	1.79		0.58	10
22.95	(0.03)	6,401	0.41	1.55		0.62	46
23.38	5.62	5,910	0.38	2.32		0.65	21
23.39	9.01	10,425	0.36	2.25		0.68	50
21.92	0.75	20	0.35	6.82	(i)	0.67	17

27.85	22.59	37,091	0.22	1.99		0.43	10
22.94	0.11	31,456	0.26	1.74		0.47	46
23.37	5.80	99,930	0.23	2.33		0.50	21
23.40	9.13	94,636	0.21	2.66		0.52	50
21.94	15.58	20,970	0.19	2.10	(i)	0.72	17
19.38	0.46	17,568	0.25	2.17		0.99	60

27.87	22.63	1,030,003	0.12	2.45		0.32	10
22.96	0.27	595,698	0.16	1.82		0.37	46
23.38	5.85	397,215	0.13	2.50		0.41	21
23.42	9.26	246,132	0.11	2.39		0.44	50
21.95	15.69	118,550	0.09	2.57	(i)	0.58	17
19.39	0.51	22,544	0.21	2.41		0.83	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$22.77	$0.26		$4.85	$5.11	$(0.23)	$—	$(0.23)
Year Ended June 30, 2020	23.18	0.36		(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39		0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46		1.46	1.92	(0.49)	— (h)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(i)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37		(0.30)	0.07	(0.37)	(0.01)	(0.38)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	22.77	0.22		4.83	5.05	(0.18)	—	(0.18)
Year Ended June 30, 2020	23.16	0.16		(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44		0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34		1.46	1.80	(0.37)	— (h)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(i)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28		(0.29)	(0.01)	(0.29)	(0.01)	(0.30)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	22.71	0.23		4.83	5.06	(0.20)	—	(0.20)
Year Ended June 30, 2020	23.14	0.31		(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62		0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42		1.43	1.85	(0.43)	— (h)	(0.43)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	22.75	0.24		4.87	5.11	(0.23)	—	(0.23)
Year Ended June 30, 2020	23.17	0.35		(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54		0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55		1.36	1.91	(0.49)	— (h)	(0.49)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	22.76	0.25		4.88	5.13	(0.25)	—	(0.25)
Year Ended June 30, 2020	23.18	0.40		(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54		0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58		1.37	1.95	(0.53)	— (h)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(i)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41		(0.31)	0.10	(0.41)	(0.01)	(0.42)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	22.78	0.30		4.84	5.14	(0.26)	—	(0.26)
Year Ended June 30, 2020	23.20	0.42		(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57		0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56		1.43	1.99	(0.55)	— (h)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(i)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47		(0.35)	0.12	(0.42)	(0.01)	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$27.65	22.50%	$2,653	0.37%	2.04%		0.63%	8%
22.77	(0.15)	1,803	0.41	1.55		0.72	54
23.18	5.57	2,906	0.38	1.72		0.73	21
23.01	8.93	5,849	0.36	2.02		0.86	48
21.58	15.28	4,419	0.34	2.03	(i)	1.38	16
19.09	0.43	3,553	0.45	1.96		1.66	53

27.64	22.21	206	0.87	1.70		1.12	8
22.77	(0.68)	37	0.91	0.69		2.77	54
23.16	5.10	75	0.88	1.94		1.29	21
23.01	8.38	26	0.86	1.46		1.59	48
21.58	14.70	24	0.84	1.46	(i)	2.43	16
19.09	0.00 (j)	21	0.85	1.51		4.02	53

27.57	22.34	5,177	0.62	1.78		0.85	8
22.71	(0.40)	2,472	0.66	1.34		0.91	54
23.14	5.38	1,190	0.63	2.79		1.02	21
22.99	8.61	110	0.62	1.79		1.06	48
21.57	0.73	20	0.60	6.54	(i)	1.03	16

27.63	22.51	4,379	0.37	1.88		0.60	8
22.75	(0.15)	3,575	0.41	1.51		0.66	54
23.17	5.62	2,973	0.38	2.38		0.72	21
22.99	8.89	2,606	0.37	2.34		0.78	48
21.57	0.75	20	0.35	6.80	(i)	0.78	16

27.64	22.59	26,864	0.22	1.98		0.46	8
22.76	0.00 (j)	22,992	0.26	1.72		0.51	54
23.18	5.77	44,012	0.23	2.38		0.57	21
23.01	9.05	39,178	0.21	2.52		0.64	48
21.59	15.49	11,355	0.19	2.15	(i)	1.12	16
19.09	0.56	8,126	0.25	2.17		1.46	53

27.66	22.63	521,007	0.12	2.39		0.35	8
22.78	0.11	322,860	0.16	1.84		0.41	54
23.20	5.87	209,571	0.13	2.53		0.47	21
23.03	9.23	123,241	0.11	2.41		0.55	48
21.59	15.54	41,752	0.09	2.62	(i)	0.94	16
19.10	0.66	8,101	0.21	2.52		1.33	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Six Months Ended December 31, 2020 (Unaudited)	$17.63	$0.19		$3.74	$3.93	$(0.18)	$—	(h)	$(0.18)
Year Ended June 30, 2020	17.96	0.23		(0.26)	(0.03)	(0.26)	(0.04)		(0.30)
Year Ended June 30, 2019	17.49	0.32		0.66	0.98	(0.35)	(0.16)		(0.51)
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	—	(h)	(0.39)
August 31, 2016 (j) through June 30, 2017	15.00	0.30	(k)	1.38	1.68	(0.30)	—		(0.30)

Class R2
Six Months Ended December 31, 2020 (Unaudited)	17.61	0.14		3.75	3.89	(0.13)	—	(h)	(0.13)
Year Ended June 30, 2020	17.94	0.16		(0.28)	(0.12)	(0.17)	(0.04)		(0.21)
Year Ended June 30, 2019	17.49	0.29		0.59	0.88	(0.27)	(0.16)		(0.43)
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	—	(h)	(0.30)
August 31, 2016 (j) through June 30, 2017	15.00	0.24	(k)	1.37	1.61	(0.23)	—		(0.23)

Class R3
Six Months Ended December 31, 2020 (Unaudited)	17.58	0.16		3.75	3.91	(0.16)	—	(h)	(0.16)
Year Ended June 30, 2020	17.92	0.23		(0.30)	(0.07)	(0.23)	(0.04)		(0.27)
Year Ended June 30, 2019	17.48	0.39		0.53	0.92	(0.32)	(0.16)		(0.48)
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	—	(h)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(k)	0.03	0.12	(0.10)	—		(0.10)

Class R4
Six Months Ended December 31, 2020 (Unaudited)	17.65	0.16		3.77	3.93	(0.18)	—	(h)	(0.18)
Year Ended June 30, 2020	17.97	0.28		(0.30)	(0.02)	(0.26)	(0.04)		(0.30)
Year Ended June 30, 2019	17.48	0.41		0.57	0.98	(0.33)	(0.16)		(0.49)
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	—	(h)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(k)	0.02	0.12	(0.10)	—		(0.10)

Class R5
Six Months Ended December 31, 2020 (Unaudited)	17.60	0.20		3.74	3.94	(0.19)	—	(h)	(0.19)
Year Ended June 30, 2020	17.94	0.31		(0.31)	— (h)	(0.30)	(0.04)		(0.34)
Year Ended June 30, 2019	17.49	0.58		0.42	1.00	(0.39)	(0.16)		(0.55)
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	—	(h)	(0.42)
August 31, 2016 (j) through June 30, 2017	15.00	0.34	(k)	1.36	1.70	(0.32)	—		(0.32)

Class R6
Six Months Ended December 31, 2020 (Unaudited)	17.61	0.24		3.71	3.95	(0.20)	—	(h)	(0.20)
Year Ended June 30, 2020	17.95	0.33		(0.32)	0.01	(0.31)	(0.04)		(0.35)
Year Ended June 30, 2019	17.49	0.46		0.56	1.02	(0.40)	(0.16)		(0.56)
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	—	(h)	(0.43)
August 31, 2016 (j) through June 30, 2017	15.00	0.37	(k)	1.34	1.71	(0.33)	—		(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.38	22.36%	$367	0.37%		1.96%		0.80%		9%
17.63	(0.19)	250	0.41		1.27		1.77		53
17.96	5.83	534	0.38		1.87		1.53		34
17.49	9.18	1,191	0.37	(i)	1.97	(i)	5.09	(i)	79
16.38	11.31	1,011	0.36	(i)	2.35	(i)(k)	14.52	(i)	73

21.37	22.13	35	0.87		1.42		1.38		9
17.61	(0.74)	27	0.91		0.89		1.61		53
17.94	5.28	41	0.89		1.68		2.20		34
17.49	8.63	24	0.87	(i)	1.45	(i)	6.08	(i)	79
16.38	10.86	22	0.86	(i)	1.84	(i)(k)	15.55	(i)	73

21.33	22.28	1,675	0.62		1.68		1.02		9
17.58	(0.46)	1,205	0.66		1.28		1.18		53
17.92	5.51	830	0.64		2.25		1.58		34
17.48	8.85	256	0.63	(i)	1.64	(i)	3.29	(i)	79
16.38	0.73	20	0.59	(i)	6.91	(i)(k)	7.00	(i)	73

21.40	22.31	200	0.38		1.64		0.83		9
17.65	(0.17)	255	0.41		1.52		0.97		53
17.97	5.80	360	0.38		2.37		1.58		34
17.48	9.13	911	0.37	(i)	2.32	(i)	3.61	(i)	79
16.38	0.75	20	0.34	(i)	7.16	(i)(k)	6.75	(i)	73

21.35	22.48	5,415	0.22		2.06		0.61		9
17.60	(0.06)	3,779	0.26		1.74		0.81		53
17.94	5.95	4,129	0.24		3.33		1.18		34
17.49	9.36	634	0.22	(i)	3.30	(i)	3.91	(i)	79
16.38	11.47	49	0.20	(i)	2.60	(i)(k)	14.60	(i)	73

21.36	22.53	132,054	0.12		2.45		0.51		9
17.61	0.04	71,093	0.16		1.84		0.67		53
17.95	6.09	35,217	0.14		2.62		1.10		34
17.49	9.45	10,800	0.12	(i)	2.69	(i)	3.38	(i)	79
16.38	11.54	1,076	0.08	(i)	2.76	(i)(k)	10.55	(i)	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where

112	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan SmartRetirement® Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$7,109	$836	$7,945
Collateralized Mortgage Obligations	—	822	732	1,554
Commercial Mortgage-Backed Securities	—	473	—	473
Corporate Bonds	—	58,168	—	58,168
Exchange-Traded Funds	191,560	—	—	191,560
Foreign Government Securities	—	1,110	—	1,110
Investment Companies	333,618	—	—	333,618
Mortgage-Backed Securities	—	74,723	—	74,723
U.S. Treasury Obligations	—	45,078	—	45,078
Short-Term Investments
Investment Companies	91,737	—	—	91,737

Total Investments in Securities	$616,915	$187,483	$1,568	$805,966

Appreciation in Other Financial Instruments
Futures Contracts	$489	$—	$—	$489

Depreciation in Other Financial Instruments
Futures Contracts	$(57)	$—	$—	$(57)

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$16,900	$2,061	$18,961
Collateralized Mortgage Obligations	—	3,678	1,568	5,246
Commercial Mortgage-Backed Securities	—	983	—	983
Corporate Bonds	—	122,151	—	122,151
Exchange-Traded Funds	407,695	—	—	407,695
Foreign Government Securities	—	1,810	—	1,810
Investment Companies	663,901	—	—	663,901
Mortgage-Backed Securities	—	141,310	—	141,310
U.S. Treasury Obligations	—	82,427	—	82,427
Short-Term Investments
Investment Companies	169,816	—	—	169,816

Total Investments in Securities	$1,241,412	$369,259	$3,629	$1,614,300

Appreciation in Other Financial Instruments
Futures Contracts	$980	$—	$—	$980

Depreciation in Other Financial Instruments
Futures Contracts	$(99)	$—	$—	$(99)

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$22,021	$2,718	$24,739
Collateralized Mortgage Obligations	—	4,747	2,091	6,838
Commercial Mortgage-Backed Securities	—	1,233	—	1,233
Corporate Bonds	—	154,341	—	154,341
Exchange-Traded Funds	609,684	—	—	609,684
Foreign Government Securities	—	2,202	—	2,202
Investment Companies	972,642	—	—	972,642
Mortgage-Backed Securities	—	175,298	—	175,298
U.S. Treasury Obligations	—	106,738	—	106,738
Short-Term Investments
Investment Companies	189,674	—	—	189,674

Total Investments in Securities	$1,772,000	$466,580	$4,809	$2,243,389

Appreciation in Other Financial Instruments
Futures Contracts	$2,275	$—	$—	$2,275

Depreciation in Other Financial Instruments
Futures Contracts	$(134)	$—	$—	$(134)

114	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$19,651	$2,431	$22,082
Collateralized Mortgage Obligations	—	4,224	1,882	6,106
Commercial Mortgage-Backed Securities	—	1,102	—	1,102
Corporate Bonds	—	135,918	—	135,918
Exchange-Traded Funds	787,320	—	—	787,320
Foreign Government Securities	—	2,053	—	2,053
Investment Companies	1,087,663	—	—	1,087,663
Mortgage-Backed Securities	—	156,012	—	156,012
U.S. Treasury Obligations	—	97,016	—	97,016
Short-Term Investments
Investment Companies	175,124	—	—	175,124

Total Investments in Securities	$2,050,107	$415,976	$4,313	$2,470,396

Appreciation in Other Financial Instruments
Futures Contracts	$2,501	$—	$—	$2,501

Depreciation in Other Financial Instruments
Futures Contracts	$(154)	$—	$—	$(154)

JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$700,050	$—	$—	$700,050
Investment Companies	1,300,664	—	—	1,300,664
U.S. Treasury Obligations	—	7,452	—	7,452
Short-Term Investments
Investment Companies	44,898	—	—	44,898

Total Investments in Securities	$2,045,612	$7,452	$—	$2,053,064

Appreciation in Other Financial Instruments
Futures Contracts	$2,088	$—	$—	$2,088

Depreciation in Other Financial Instruments
Futures Contracts	$(111)	$—	$—	$(111)

JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$724,880	$—	$—	$724,880
Investment Companies	1,115,654	—	—	1,115,654
U.S. Treasury Obligations	—	6,941	—	6,941
Short-Term Investments
Investment Companies	30,956	—	—	30,956

Total Investments in Securities	$1,871,490	$6,941	$—	$1,878,431

Appreciation in Other Financial Instruments
Futures Contracts	$1,934	$—	$—	$1,934

Depreciation in Other Financial Instruments
Futures Contracts	$(93)	$—	$—	$(93)

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$598,436	$—	$—	$598,436
Investment Companies	801,023	—	—	801,023
U.S. Treasury Obligations	—	5,266	—	5,266
Short-Term Investments
Investment Companies	31,064	—	—	31,064

Total Investments in Securities	$1,430,523	$5,266	$—	$1,435,789

Appreciation in Other Financial Instruments
Futures Contracts	$1,480	$—	$—	$1,480

Depreciation in Other Financial Instruments
Futures Contracts	$(63)	$—	$—	$(63)

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$460,549	$—	$—	$460,549
Investment Companies	616,078	—	—	616,078
U.S. Treasury Obligations	—	4,799	—	4,799
Short-Term Investments
Investment Companies	22,213	—	—	22,213

Total Investments in Securities	$1,098,840	$4,799	$—	$1,103,639

Appreciation in Other Financial Instruments
Futures Contracts	$1,148	$—	$—	$1,148

Depreciation in Other Financial Instruments
Futures Contracts	$(56)	$—	$—	$(56)

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$238,894	$—	$—	$238,894
Investment Companies	320,153	—	—	320,153
U.S. Treasury Obligations	—	2,719	—	2,719
Short-Term Investments
Investment Companies	11,608	—	—	11,608

Total Investments in Securities	$570,655	$2,719	$—	$573,374

Appreciation in Other Financial Instruments
Futures Contracts	$597	$—	$—	$597

Depreciation in Other Financial Instruments
Futures Contracts	$(35)	$—	$—	$(35)

116	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$58,893	$—	$—	$58,893
Investment Companies	78,358	—	—	78,358
U.S. Treasury Obligations	—	1,072	—	1,072
Short-Term Investments
Investment Companies	3,163	—	—	3,163

Total Investments in Securities	$140,414	$1,072	$—	$141,486

Appreciation in Other Financial Instruments
Futures Contracts	$143	$—	$—	$143

Depreciation in Other Financial Instruments
Futures Contracts	$(5)	$—	$—	$(5)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund and JPMorgan SmartRetirement® Blend 2030 Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund and JPMorgan SmartRetirement® Blend 2030 Fund had forward commitments and delayed delivery securities outstanding as of December 31, 2020, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at December 31, 2020 are detailed on the SOIs.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs’. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands

JPMorgan SmartRetirement® Blend Income Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$49,095	$17,264	$3,692	$21	$9,827	$72,515	1,312	$615	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	8,022	4,718	2,495	(390)	1,154	11,009	139	185	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	13,789	—	—	2,062	15,851	201	54	—
JPMorgan Core Bond Fund Class R6 Shares (a)	81,613	7,640	89,702	7,518	(7,069)	—	—	432	—

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend Income Fund (continued)

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$25,164	$12,928	$830	$(9)	$544	$37,797	3,461	$371	$510
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,239	1,107	—	—	389	5,735	691	87	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,145	1,159	—	—	357	5,661	684	77	—
JPMorgan Equity Index Fund Class R6 Shares (a)	71,171	25,859	5,069	170	15,234	107,365	1,881	901	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,999	3,095	—	—	337	9,431	1,066	125	—
JPMorgan High Yield Fund Class R6 Shares (a)	35,509	21,450	26,743	(599)	3,593	33,210	4,664	1,028	—
JPMorgan High Yield Research Enhanced ETF (a)	—	32,750	—	—	277	33,027	636	117	20
JPMorgan Income Fund Class R6 Shares (a)	9,038	3,799	—	—	409	13,246	1,405	241	14
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	36,925	18,183	—	—	1,352	56,460	5,247	494	—
JPMorgan Managed Income Fund Class L Shares (a)	448	4,970	—	—	(5)	5,413	539	20	1
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	70,445	25,030	37,361	633	553	59,300	6,014	718	98
JPMorgan U.S. Aggregate Bond ETF (a)	34,082	13,466	21,183	402	(564)	26,203	941	314	84
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	21,682	332,386	262,331	—	—	91,737	91,737	12	—

Total	$457,577	$539,593	$449,406	$7,746	$28,450	$583,960		$5,791	$727

JPMorgan SmartRetirement® Blend 2020 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$102,763	$45,044	$8,758	$69	$21,092	$160,210	2,898	$1,319	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	17,547	10,964	5,245	(828)	2,495	24,933	315	416	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	30,552	2,259	16	4,223	32,532	413	118	—
JPMorgan Core Bond Fund Class R6 Shares (a)	202,592	17,017	220,729	16,901	(15,781)	—	—	1,067	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	48,097	28,231	1,578	(16)	1,017	75,751	6,937	711	1,005
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,809	2,537	—	—	720	11,066	1,333	162	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,731	2,668	—	—	670	11,069	1,337	145	—
JPMorgan Equity Index Fund Class R6 Shares (a)	139,701	72,195	5,086	27	31,766	238,603	4,180	1,926	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	9,427	5,164	—	—	520	15,111	1,707	193	—
JPMorgan High Yield Fund Class R6 Shares (a)	67,798	42,409	49,939	(1,582)	7,275	65,961	9,264	1,953	—
JPMorgan High Yield Research Enhanced ETF (a)	—	65,122	—	—	541	65,663	1,265	233	39
JPMorgan Income Fund Class R6 Shares (a)	14,331	7,748	—	—	660	22,739	2,411	390	24
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	62,178	35,044	—	—	2,293	99,515	9,249	830	—
JPMorgan Managed Income Fund Class L Shares (a)	811	9,603	5,516	— (c)	(5)	4,893	487	34	1

118	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2020 Fund (continued)

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	$134,309	$51,333	$68,682	$1,202	$1,031	$119,193	12,088	$1,362	$189
JPMorgan U.S. Aggregate Bond ETF (a)	18,643	34,361	3,050	(27)	(206)	49,721	1,785	238	156
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	45,432	644,766	520,382	—	—	169,816	169,816	21	—

Total	$879,169	$1,104,758	$891,224	$15,762	$58,311	$1,166,776		$11,118	$1,414

JPMorgan SmartRetirement® Blend 2025 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$194,985	$95,069	$9,680	$55	$39,816	$320,245	5,792	$2,596	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	33,050	21,141	4,192	(726)	4,338	53,611	677	900	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	61,111	3,372	24	7,420	65,183	827	233	—
JPMorgan Core Bond Fund Class R6 Shares (a)	264,512	22,696	288,659	21,534	(20,083)	—	—	1,393	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	57,781	35,569	—	—	1,258	94,608	8,664	880	1,259
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,958	3,282	—	—	829	13,069	1,575	187	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	65,897	36,875	15,268	448	20,671	108,623	5,187	1,665	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,868	3,432	—	—	772	13,072	1,579	168	—
JPMorgan Equity Index Fund Class R6 Shares (a)	258,960	127,194	10,314	573	56,785	433,198	7,589	3,474	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	9,437	5,718	—	—	528	15,683	1,772	197	—
JPMorgan High Yield Fund Class R6 Shares (a)	67,369	48,731	51,410	(1,498)	7,369	70,561	9,910	2,036	—
JPMorgan High Yield Research Enhanced ETF (a)	—	69,965	—	—	580	70,545	1,359	250	42
JPMorgan Income Fund Class R6 Shares (a)	12,702	7,679	—	—	595	20,976	2,224	352	22
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	28,979	19,974	—	—	1,120	50,073	4,654	409	—
JPMorgan Managed Income Fund Class L Shares (a)	818	4	—	—	(1)	821	82	3	—	(c)
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	163,826	69,628	84,233	1,418	1,319	151,958	15,412	1,686	236
JPMorgan U.S. Aggregate Bond ETF (a)	5,294	60,780	8,491	(11)	(289)	57,283	2,057	163	180
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,927	847,088	690,341	—	—	189,674	189,674	23	—

Total	$1,214,363	$1,535,936	$1,165,960	$21,817	$123,027	$1,729,183		$16,615	$1,739

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2030 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$275,355	$123,394	$11,656	$(7)	$57,111	$444,197	8,034	$3,662	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	46,458	25,631	—	—	5,233	77,322	977	1,336	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	83,989	3,986	46	10,997	91,046	1,156	322	—
JPMorgan Core Bond Fund Class R6 Shares (a)	236,835	19,390	257,497	18,217	(16,945)	—	—	1,245	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	50,225	31,158	—	—	1,096	82,479	7,553	770	1,103
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,495	3,039	—	—	786	12,320	1,484	177	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	94,247	41,345	16,318	(71)	29,884	149,087	7,120	2,315	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,407	3,184	—	—	732	12,323	1,488	159	—
JPMorgan Equity Index Fund Class R6 Shares (a)	381,243	169,694	18,800	488	82,234	614,859	10,772	4,960	—
JPMorgan High Yield Fund Class R6 Shares (a)	64,344	50,592	51,140	(1,438)	7,209	69,567	9,771	2,007	—
JPMorgan High Yield Research Enhanced ETF (a)	—	69,202	—	—	575	69,777	1,344	247	42
JPMorgan Income Fund Class R6 Shares (a)	6,679	4,748	—	—	299	11,726	1,243	176	12
JPMorgan Managed Income Fund Class L Shares (a)	773	3	—	—	(1)	775	77	3	—	(c)
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	146,482	60,444	74,844	1,215	1,230	134,527	13,644	1,513	211
JPMorgan U.S. Aggregate Bond ETF (a)	6,073	43,553	2,430	(40)	(188)	46,968	1,686	142	148
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	36,711	824,302	685,889	—	—	175,124	175,124	23	—

Total	$1,362,327	$1,553,668	$1,122,560	$18,410	$180,252	$1,992,097		$19,057	$1,516

JPMorgan SmartRetirement® Blend 2035 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$252,996	$155,920	$7,096	$34	$53,537	$455,391	8,236	$3,600	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	45,226	29,898	—	—	5,085	80,209	1,013	1,356	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	85,625	3,713	26	10,761	92,699	1,177	328	—
JPMorgan Core Bond Fund Class R6 Shares (a)	56,289	56,696	9,395	(44)	(881)	102,665	8,354	801	1,411
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	135,905	82,290	2,769	(4)	(518)	214,904	24,645	2,093	2,892
JPMorgan Corporate Bond Fund Class R6 Shares (a)	39,364	30,854	—	—	856	71,074	6,509	624	931
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,784	2,366	—	—	447	7,597	915	102	—

120	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2035 Fund (continued)

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$86,040	$56,328	$14,373	$386	$27,452	$155,833	7,442	$2,348	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,733	2,449	—	—	417	7,599	918	92	—
JPMorgan Equity Index Fund Class R6 Shares (a)	356,707	208,377	5,792	75	79,099	638,466	11,185	4,892	—
JPMorgan High Yield Fund Class R6 Shares (a)	40,108	57,525	—	—	4,287	101,920	14,315	1,581	—
JPMorgan Managed Income Fund Class L Shares (a)	604	3	—	—	(1)	606	60	2	—	(c)
JPMorgan U.S. Aggregate Bond ETF (a)	4,689	5,417	—	—	(51)	10,055	361	60	31
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	30,143	431,740	416,985	—	—	44,898	44,898	13	—

Total	$1,057,588	$1,205,488	$460,123	$473	$180,490	$1,983,916		$17,892	$5,265

JPMorgan SmartRetirement® Blend 2040 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$266,878	$157,846	$11,778	$21	$57,229	$470,196	8,504	$3,766	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	47,889	32,127	—	—	5,494	85,510	1,080	1,451	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	89,704	6,047	60	11,253	94,970	1,205	332	—
JPMorgan Core Bond Fund Class R6 Shares (a)	32,803	34,081	10,056	145	(694)	56,279	4,579	455	805
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	79,665	29,379	4,704	39	(205)	104,174	11,947	1,152	1,477
JPMorgan Corporate Bond Fund Class R6 Shares (a)	21,386	16,011	—	—	460	37,857	3,467	333	499
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,393	1,540	—	—	316	5,249	632	72	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	90,542	58,039	19,274	432	28,895	158,634	7,576	2,405	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,247	1,530	—	—	285	5,062	611	63	—
JPMorgan Equity Index Fund Class R6 Shares (a)	383,666	207,385	15,939	172	84,248	659,532	11,555	5,156	—
JPMorgan High Yield Fund Class R6 Shares (a)	31,180	48,014	—	—	3,464	82,658	11,609	1,280	—
JPMorgan Managed Income Fund Class L Shares (a)	588	5,627	—	—	(6)	6,209	618	22	2
JPMorgan U.S. Aggregate Bond ETF (a)	4,370	5,049	—	—	(46)	9,373	337	56	29
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	39,297	407,016	415,357	—	—	30,956	30,956	12	—

Total	$1,004,904	$1,093,348	$483,155	$869	$190,693	$1,806,659		$16,555	$2,812

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2045 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$208,864	$141,849	$6,470	$(30)	$44,837	$389,050	7,037	$3,060	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	35,883	30,099	—	—	4,318	70,300	888	1,187	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	73,185	3,714	16	9,569	79,056	1,003	268	—
JPMorgan Core Bond Fund Class R6 Shares (a)	11,885	13,105	3,452	200	(402)	21,336	1,736	156	303
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	28,005	4,283	6,805	211	(150)	25,544	2,929	363	359
JPMorgan Corporate Bond Fund Class R6 Shares (a)	7,723	6,464	—	—	140	14,327	1,312	113	187
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,682	887	—	—	158	2,727	329	36	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	71,811	43,505	7,195	(21)	23,639	131,739	6,291	2,008	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,583	863	—	—	140	2,586	312	31	—
JPMorgan Equity Index Fund Class R6 Shares (a)	304,638	185,648	8,356	126	67,440	549,496	9,627	4,203	—
JPMorgan High Yield Fund Class R6 Shares (a)	17,244	33,515	—	—	2,085	52,844	7,422	782	—
JPMorgan Managed Income Fund Class L Shares (a)	422	2	—	—	— (c)	424	42	2	—	(c)
JPMorgan U.S. Aggregate Bond ETF (a)	4,397	2,717	—	—	(20)	7,094	255	42	22
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	24,895	$341,875	$335,706	—	—	31,064	31,064	$10	—

Total	$719,032	$877,997	$371,698	$502	$151,754	$1,377,587		$12,261	$871

JPMorgan SmartRetirement® Blend 2050 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$168,519	$100,355	$6,485	$(4)	$36,338	$298,723	5,403	$2,406	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	30,349	20,318	1,616	(271)	3,817	52,597	665	930	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	56,902	2,955	13	6,953	60,913	773	207	—
JPMorgan Core Bond Fund Class R6 Shares (a)	9,716	10,960	4,049	160	(323)	16,464	1,340	133	239
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	22,895	2,674	5,917	186	(127)	19,711	2,260	288	283
JPMorgan Corporate Bond Fund Class R6 Shares (a)	6,242	4,676	—	—	137	11,055	1,012	100	148
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,370	607	—	—	128	2,105	254	29	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	59,817	25,597	4,522	48	19,530	100,470	4,798	1,525	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,290	592	—	—	113	1,995	241	25	—
JPMorgan Equity Index Fund Class R6 Shares (a)	248,886	123,898	6,251	(11)	54,989	421,511	7,385	3,335	—

122	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2050 Fund (continued)

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (a)	$14,017	$25,069	$—	$—		$1,691	$40,777	5,727	$634	$—
JPMorgan Managed Income Fund Class L Shares (a)	347	6,617	4,972	—	(c)	(2)	1,990	198	22	1
JPMorgan U.S. Aggregate Bond ETF (a)	2,718	2,776	—	—		(20)	5,474	197	29	17
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	27,278	257,466	262,531	—		—	22,213	22,213	9	—

Total	$593,444	$638,507	$299,298	$121		$123,224	$1,055,998		$9,672	$688

JPMorgan SmartRetirement® Blend 2055 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$95,796	$40,982		$1,933	$7	$20,579	$155,431	2,811	$1,293	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	16,040	9,933		—	—	1,993	27,966	353	487	—
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	—	28,889		1,251	9	4,034	31,681	402	112	—
JPMorgan Core Bond Fund Class R6 Shares (a)	5,309	4,764		1,502	79	(162)	8,488	691	68	127
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,510	1,105		3,489	111	(75)	10,162	1,165	160	150
JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,387	2,235		—	—	77	5,699	522	53	78
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	744	272		—	—	69	1,085	131	16	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	33,259	11,258		1,937	(11)	10,710	53,279	2,544	786	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	700	268		—	—	61	1,029	124	13	—
JPMorgan Equity Index Fund Class R6 Shares (a)	132,331	58,427		1,250	2	29,699	219,209	3,840	1,789	—
JPMorgan High Yield Fund Class R6 Shares (a)	7,683	12,417		—	—	923	21,023	2,953	340	—
JPMorgan Managed Income Fund Class L Shares (a)	179	—	(c)	—	—	— (c)	179	18	1	—	(c)
JPMorgan U.S. Aggregate Bond ETF (a)	1,399	1,434		—	—	(11)	2,822	101	15	9
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,617	112,577		113,586	—	—	11,608	11,608	4	—

Total	$321,954	$284,561		$124,948	$197	$67,897	$549,661		$5,137	$364

JPMorgan SmartRetirement® Blend 2060 Fund

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$19,870	$14,063	$329	$(9)	$4,722	$38,317	693	$305	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	3,623	2,854	—	—	445	6,922	87	117	—

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2060 Fund (continued)

For the six months ended December 31, 2020
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders US Mid Cap Equity ETF (a)	$—	$6,996	$—	$—		$906	$7,902	100	$27	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,127	1,542	608	—	(c)	(24)	2,037	166	17	30
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,656	274	497	12		(7)	2,438	280	34	36
JPMorgan Corporate Bond Fund Class R6 Shares (a)	699	653	—	—		16	1,368	125	11	19
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	156	89	—	—		15	260	31	3	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,451	4,574	502	(4)		2,363	12,882	615	192	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	147	87	—	—		13	247	30	3	—
JPMorgan Equity Index Fund Class R6 Shares (a)	29,323	18,919	1,125	2		6,802	53,921	945	410	—
JPMorgan High Yield Fund Class R6 Shares (a)	1,645	3,193	—	—		207	5,045	709	77	—
JPMorgan Managed Income Fund Class L Shares (a)	—	792	632	—		— (c)	160	16	3	—	(c)
JPMorgan U.S. Aggregate Bond ETF (a)	374	306	—	—		(3)	677	24	4	2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,293	32,358	32,488	—		—	3,163	3,163	1	—

Total	$69,364	$86,700	$36,181	$1		$15,455	$135,339		$1,204	$87

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Futures Contracts — The Funds used index and treasury futures contracts to manage and hedge interest rate risk and equity price risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered

124	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2020 (amounts in thousands):

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
Futures Contracts—Equity:
Average Notional Balance Long	$25,473		$53,122		$102,030		$113,231		$94,619		$91,750		$68,180		$62,881		$29,423		$7,330
Average Notional Balance Short	5,971	(a)	11,238	(a)	14,011	(a)	15,534	(a)	11,793	(a)	11,150	(a)	7,526	(a)	6,157	(a)	3,708	(a)	703	(a)
Ending Notional Balance Long	17,464		34,796		91,244		102,070		88,211		82,070		62,211		47,849		24,641		5,978
Futures Contracts—Interest Rate:
Average Notional Balance Long	54,227		102,273		134,059		130,922		41,050		38,809		28,235		22,823		12,217		2,776
Average Notional Balance Short	14,669		27,954		38,414		43,313		35,049		32,223		23,522		19,023		10,308		2,260
Ending Notional Balance Long	55,488		110,011		144,381		142,448		59,906		56,179		42,376		33,404		16,702		4,279
Ending Notional Balance Short	18,880		37,761		52,300		58,594		50,564		47,092		35,590		27,561		14,106		3,472

(a)	For the period July 1, 2020 through October 31, 2020.

G. Summary of Derivative Information

The following tables present the value of derivatives held as of December 31, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

JPMorgan SmartRetirement® Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$421
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	68

Total		$489

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(57)

JPMorgan SmartRetirement® Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$834
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	146

Total		$980

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(99)

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,092
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	183

Total		$2,275

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(134)

JPMorgan SmartRetirement® Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,346
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	155

Total		$2,501

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(154)

JPMorgan SmartRetirement® Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,009
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	79

Total		$2,088

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(111)

JPMorgan SmartRetirement® Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,875
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	59

Total		$1,934

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(93)

JPMorgan SmartRetirement® Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,419
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	61

Total		$1,480

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(63)

126	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,101
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	47

Total		$1,148

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(56)

JPMorgan SmartRetirement® Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$573
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	24

Total		$597

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(35)

JPMorgan SmartRetirement® Blend 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$137
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	6

Total		$143

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(5)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

JPMorgan SmartRetirement® Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$5,057
Interest rate contracts	(275)

Total	$4,782

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(148)
Interest rate contracts	(116)

Total	$(264)

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$10,931
Interest rate contracts	(542)

Total	$10,389

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(527)
Interest rate contracts	(164)

Total	$(691)

JPMorgan SmartRetirement® Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$19,975
Interest rate contracts	(824)

Total	$19,151

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(5)
Interest rate contracts	(160)

Total	$(165)

JPMorgan SmartRetirement® Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$22,275
Interest rate contracts	(914)

Total	$21,361

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$19
Interest rate contracts	(152)

Total	$(133)

JPMorgan SmartRetirement® Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$18,867
Interest rate contracts	(473)

Total	$18,394

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$157
Interest rate contracts	40

Total	$197

128	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

JPMorgan SmartRetirement® Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$18,642
Interest rate contracts	(438)

Total	$18,204

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(84)
Interest rate contracts	24

Total	$(60)

JPMorgan SmartRetirement® Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$13,381
Interest rate contracts	(328)

Total	$13,053

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$147
Interest rate contracts	55

Total	$202

JPMorgan SmartRetirement® Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$13,489
Interest rate contracts	(268)

Total	$13,221

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(124)
Interest rate contracts	39

Total	$(85)

JPMorgan SmartRetirement® Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$6,243
Interest rate contracts	(137)

Total	$6,106

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(21)
Interest rate contracts	10

Total	$(11)

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,595
Interest rate contracts	(30)

Total	$1,565

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(19)
Interest rate contracts	4

Total	$(15)

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2020 are as follows (amounts in thousands):

	Class I		Class R2		Class R3		Class R4		Class R5		Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	$1		$—	(a)	$—	(a)	$—	(a)	$1		$5	$7
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		7	8
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	—	(a)	—	(a)	1		—	(a)	1		9	11
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	1		—	(a)	—	(a)	—	(a)	1		9	11
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	1		—	(a)	—	(a)	—	(a)	1		8	10
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	1		—	(a)	—	(a)	—	(a)	1		8	10
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		7	8
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		7	8
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		5	6
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	4	4

(a)	Amount rounds to less than one thousand.

130	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3.Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. Effective November 1, 2020, the investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets. Prior to November 1, 2020, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2020, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class R2	Class R3
0.50%	0.25%

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees and expenses incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class I	Class R2		Class R3		Class R4		Class R5		Class R6
0.44%(1)	0.94	%(1)	0.69	%(1)	0.44	%(1)	0.29	%(1)	0.19	%(1)

(1)	Prior to November 1, 2020, the contractual expense limitations were 0.54%, 1.04%, 0.79%, 0.54%, 0.39% and 0.29% for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
JPMorgan SmartRetirement® Blend Income Fund	$610	$90	$2		$702	$179
JPMorgan SmartRetirement® Blend 2020 Fund	1,169	132	1		1,302	274
JPMorgan SmartRetirement® Blend 2025 Fund	1,608	176	1		1,785	201
JPMorgan SmartRetirement® Blend 2030 Fund	1,778	183	1		1,962	8
JPMorgan SmartRetirement® Blend 2035 Fund	1,466	161	1		1,628	24
JPMorgan SmartRetirement® Blend 2040 Fund	1,231	151	1		1,383	6
JPMorgan SmartRetirement® Blend 2045 Fund	821	121	1		943	6
JPMorgan SmartRetirement® Blend 2050 Fund	683	108	1		792	5
JPMorgan SmartRetirement® Blend 2055 Fund	407	83	—	(a)	490	4
JPMorgan SmartRetirement® Blend 2060 Fund	103	36	—	(a)	139	52

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2020, JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund and JPMorgan SmartRetirement® Blend 2030 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

132	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$430,896	$274,398	$62,364	$21,104
JPMorgan SmartRetirement® Blend 2020 Fund	948,743	577,327	126,388	51,630
JPMorgan SmartRetirement® Blend 2025 Fund	1,286,781	751,167	163,070	68,202
JPMorgan SmartRetirement® Blend 2030 Fund	1,263,507	706,078	145,847	61,383
JPMorgan SmartRetirement® Blend 2035 Fund	773,747	99,162	—	1,266
JPMorgan SmartRetirement® Blend 2040 Fund	686,331	126,317	—	1,470
JPMorgan SmartRetirement® Blend 2045 Fund	537,489	86,487	—	1,416
JPMorgan SmartRetirement® Blend 2050 Fund	382,159	72,407	—	356
JPMorgan SmartRetirement® Blend 2055 Fund	171,984	32,756	—	409
JPMorgan SmartRetirement® Blend 2060 Fund	54,674	8,386	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$755,261	$52,207	$1,070	$51,137
JPMorgan SmartRetirement® Blend 2020 Fund	1,513,510	103,806	2,135	101,671
JPMorgan SmartRetirement® Blend 2025 Fund	2,069,280	179,897	3,647	176,250
JPMorgan SmartRetirement® Blend 2030 Fund	2,230,609	247,436	5,302	242,134
JPMorgan SmartRetirement® Blend 2035 Fund	1,823,923	234,984	3,866	231,118
JPMorgan SmartRetirement® Blend 2040 Fund	1,641,777	242,503	4,008	238,495
JPMorgan SmartRetirement® Blend 2045 Fund	1,248,025	192,168	2,987	189,181
JPMorgan SmartRetirement® Blend 2050 Fund	953,905	153,199	2,373	150,826
JPMorgan SmartRetirement® Blend 2055 Fund	491,610	83,639	1,313	82,326
JPMorgan SmartRetirement® Blend 2060 Fund	123,922	17,962	260	17,702

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses (gains) and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses (gains) and specified ordinary losses of (amounts in thousands):

	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$2,883,837	$—	$174,469
JPMorgan SmartRetirement® Blend 2020 Fund	5,761,852	—	333,516
JPMorgan SmartRetirement® Blend 2025 Fund	7,536,483	—	587,589
JPMorgan SmartRetirement® Blend 2030 Fund	12,767,666	(2,218,053)	618,444
JPMorgan SmartRetirement® Blend 2035 Fund	8,387,564	1,936,335	744,075
JPMorgan SmartRetirement® Blend 2040 Fund	12,920,145	3,418,885	839,736
JPMorgan SmartRetirement® Blend 2045 Fund	7,730,021	6,088,540	406,438
JPMorgan SmartRetirement® Blend 2050 Fund	9,671,922	3,162,637	263,593
JPMorgan SmartRetirement® Blend 2055 Fund	3,694,430	1,646,061	287,579
JPMorgan SmartRetirement® Blend 2060 Fund	833,818	(70,545)	47,424

During the year ended June 30, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$636,427	$548,855
JPMorgan SmartRetirement® Blend 2020 Fund	962,488	871,535

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	2	52.1%
JPMorgan SmartRetirement® Blend 2020 Fund	2	54.0
JPMorgan SmartRetirement® Blend 2025 Fund	2	53.4
JPMorgan SmartRetirement® Blend 2030 Fund	2	50.8
JPMorgan SmartRetirement® Blend 2035 Fund	2	55.6
JPMorgan SmartRetirement® Blend 2040 Fund	2	55.7
JPMorgan SmartRetirement® Blend 2045 Fund	2	56.8
JPMorgan SmartRetirement® Blend 2050 Fund	2	54.1
JPMorgan SmartRetirement® Blend 2055 Fund	2	49.8
JPMorgan SmartRetirement® Blend 2060 Fund	2	42.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

134	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

As of December 31, 2020, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:

% of Net Assets
JPMorgan BetaBuilders International Equity ETF	91.2%
JPMorgan Equity Index Fund	57.4
JPMorgan BetaBuilders MSCI US REIT ETF	49.6
JPMorgan High Yield Research Enhanced ETF	48.7
JPMorgan BetaBuilders US Mid Cap Equity ETF	43.2
JPMorgan Emerging Markets Research Enhanced Equity Fund	25.7
JPMorgan U.S. Aggregate Bond ETF	25.6
JPMorgan Emerging Markets Strategic Debt Fund	20.5
JPMorgan Corporate Bond Fund	15.7
JPMorgan Inflation Managed Bond Fund	15.2

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	135

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual	$1,000.00	$1,104.80	$1.49	0.28%
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R2
Actual	1,000.00	1,102.20	4.13	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R3
Actual	1,000.00	1,104.10	2.81	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R4
Actual	1,000.00	1,105.30	1.49	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R5
Actual	1,000.00	1,106.20	0.69	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	1,106.70	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual	1,000.00	1,112.80	1.49	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R2
Actual	1,000.00	1,109.40	4.15	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

136	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$1,111.10	$2.82	0.53%
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R4
Actual	1,000.00	1,112.40	1.49	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R5
Actual	1,000.00	1,113.50	0.69	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	1,113.60	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual	1,000.00	1,143.40	1.62	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R2
Actual	1,000.00	1,139.80	4.31	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R3
Actual	1,000.00	1,141.70	2.97	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R4
Actual	1,000.00	1,143.20	1.62	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R5
Actual	1,000.00	1,144.20	0.81	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Class R6
Actual	1,000.00	1,144.70	0.27	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual	1,000.00	1,167.10	1.80	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class R2
Actual	1,000.00	1,164.30	4.53	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R3
Actual	1,000.00	1,165.60	3.17	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R4
Actual	1,000.00	1,167.40	1.80	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class R5
Actual	1,000.00	1,168.00	0.98	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Class R6
Actual	1,000.00	1,168.90	0.44	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08

JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual	1,000.00	1,192.20	1.82	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	137

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2035 Fund (continued)
Class R2
Actual	$1,000.00	$1,189.00	$4.36	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R3
Actual	1,000.00	1,190.20	3.15	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R4
Actual	1,000.00	1,191.90	1.82	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class R5
Actual	1,000.00	1,192.90	0.99	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Class R6
Actual	1,000.00	1,193.50	0.39	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual	1,000.00	1,210.90	1.95	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R2
Actual	1,000.00	1,207.50	4.73	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R3
Actual	1,000.00	1,209.20	3.34	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R4
Actual	1,000.00	1,210.80	2.01	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36
Class R5
Actual	1,000.00	1,211.40	1.11	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R6
Actual	1,000.00	1,212.00	0.56	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10

JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual	1,000.00	1,225.10	2.08	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	1,221.40	4.87	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R3
Actual	1,000.00	1,223.30	3.47	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
Class R4
Actual	1,000.00	1,224.40	2.13	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
Class R5
Actual	1,000.00	1,225.80	1.23	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,226.30	0.67	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

138	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual	$1,000.00	$1,225.30	$2.08	0.37%
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	1,222.00	4.87	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R3
Actual	1,000.00	1,223.40	3.47	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
Class R4
Actual	1,000.00	1,224.90	2.13	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
Class R5
Actual	1,000.00	1,225.90	1.23	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,226.30	0.67	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual	1,000.00	1,225.00	2.08	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	1,222.10	4.87	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R3
Actual	1,000.00	1,223.40	3.47	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
Class R4
Actual	1,000.00	1,225.10	2.08	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R5
Actual	1,000.00	1,225.90	1.23	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,226.30	0.67	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual	1,000.00	1,223.60	2.07	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37
Class R2
Actual	1,000.00	1,221.30	4.87	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R3
Actual	1,000.00	1,222.80	3.47	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
Class R4
Actual	1,000.00	1,223.10	2.13	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
Class R5
Actual	1,000.00	1,224.80	1.23	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2060 Fund (continued)
Class R6
Actual	$1,000.00	$1,225.30	$0.67	0.12%
Hypothetical	1,000.00	1,024.60	0.61	0.12

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

140	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds’ and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund. Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key

142	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement® Blend Income Fund’s performance for Class I shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both of the one- and three- year periods ended December 31, 2019, and in the second quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement® Blend 2020 Fund’s performance for Class I shares was in the fourth, third, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the third, second, and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2025 Fund’s performance for Class I shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the third, second, and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2030 Fund’s performance for Class I shares was in the second quintile based upon the Peer Group for the one-year period ending December 31, 2019, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the third, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2035 Fund’s performance for Class I shares was in the first quintile based upon the Peer Group for the one-year period ending December 31, 2019, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for both of the one- and three-year periods ended December 31, 2019, and in the third, third, and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2040 Fund’s performance for Class I shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the third, second and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2045 Fund’s performance for Class I shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2019, and in the third,

144	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2050 Fund’s performance for Class I shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2019, respectively, and in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2055 Fund’s performance for Class I shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third and fifth quintiles based upon the Peer Group for the one- and three-year period ended December 31, 2019, respectively, and in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement® Blend 2060 Fund’s performance for Class I shares was in the fourth quintile based upon the Universe for both the one- and three-year periods ended December 31, 2019. The Trustess noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group, and in the fourth and third quintiles based upon the Universe for the one- and three-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement® Blend Income Fund’s net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expense for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	145

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

actual total expenses for Class R6 shares were both in the first quintile, based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2020 Fund’s net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2025 Fund’s net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 Shares were in the third and first quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2030 Fund’s net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2035 Fund’s net advisory fee was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2040 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2045 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the

146	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2020

services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2050 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2055 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement® Blend 2060 Fund’s net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile, based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2020, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2020	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	147

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	SAN-SRB-1220

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 5, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 5, 2021